UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

  GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

                Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

                                         Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1.  Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

June 30, 2017
(Unaudited)

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMFYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund	GIPYX	GIPZX
Global Bond Fund	GGBEX	GGBFX
Strategic Alternatives Fund	GFSYX	GFSZX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Global Real Estate Securities Fund (formerly, Real Estate Securities Fund)	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

GuideStone™ Funds

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts ( “IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect non-public personal information about you with regard to your IRA and/or mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services and GuideStone Advisors (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.

We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2017 GuideStone Funds Semi-Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.

During the first half of 2017, our staff continued to work diligently on behalf of all of our investors. As a sample of their activities:

•	GuideStone® launched our Strategic Alternatives Fund. The Fund seeks to provide absolute returns with both lower volatility than and lower correlation to traditional equity and fixed-income markets.

•

GuideStone also launched Institutional class shares of the MyDestination Funds®, a Christian-screened Target Date family. The Investor class shares of these Funds, launched in 2006, provide investors with a diversified Fund that becomes more conservative as the target date approaches. The Funds are tied to target dates of 2015, 2025, 2035, 2045 and 2055.

•

Additionally, this year GuideStone was once again honored by the Lipper Awards* for its consistently strong risk-adjusted performance relative to its peers in the Flexible Portfolio Funds category, for the Defensive Market Strategies Fund (Institutional class) in the 3- and 5-year periods ending November 30, 2016. In the 3-year period, the Fund was best out of 425 similar funds and in the 5-year period, it ranked best out of 322 similar funds.

We invite you to learn more about GuideStone Funds™ and all of the various investment options available by visiting our website, GuideStoneFunds.com, or contacting us at 1-888-GS-FUNDS    (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones, CFA

President

*	The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.

FROM THE CHIEF INVESTMENT OFFICER

The term “Goldilocks” has often been used by many to describe the economic and capital market environments during the first half of 2017. As the story goes, Goldilocks, walking through the forest, enters the house of three bears and finds three separate bowls of porridge sitting on the table. She tastes the first bowl of porridge and finds it to be too hot. Then she turns to the second bowl, tastes the porridge, and finds it to be too cold. Lastly, she tastes the porridge in the third bowl, which she finds to be just right, and she happily and quickly eats all the porridge! Well, the economic environment during the last six-month period had the appearance of being “just right” — gross domestic product1 (“GDP”) grew moderately (not too hot and not too cold), while unemployment and consumer confidence continued to improve. Furthermore, providing unconditional support to the global economies were the major central banks (including the Federal Reserve, or “Fed”), maintaining very accommodative monetary policies, which may be viewed as providing a safety net or conceptual floor to the capital markets, especially risk-based assets (such as equities). Also supporting the capital markets was the “Trump Bump,” or the pricing in of potential economic/earnings benefits associated with health care and tax and regulatory reform. In summary, this combination of factors formed the “Goldilocks” environment that resulted in very strong equity returns with low volatility during the first six months of 2017.

Two major macro themes have dominated the headlines thus far in 2017. First, there was monetary policy. The year began with the anticipation that the Fed would raise rates during the calendar year in its efforts to begin the monetary normalization process. The Fed’s policy, especially in historical terms, has remained very accommodative, and the central bank has been very sensitive to the impact its tightening actions could have on the capital markets and the economy. At the beginning of the year, the capital markets were anticipating three to four rate hikes during the calendar year. The Fed raised rates by 0.25% in March, and again in June, bringing the new target for Fed Funds to 1.00%–1.25% at the end of the second quarter. These increases were highly telegraphed and widely expected, and, as such, there was little direct impact felt in the financial markets. It should be noted, however, that the Fed announced plans to reduce its $4.5 billion balance sheet later in the year by discontinuing the reinvestment of maturing U.S. Treasury and mortgage-backed securities by approximately $10 billion per month, gradually increasing the amount until the monthly total reaches $50 billion. Somewhat noteworthy, this marks the beginning of the unwinding of quantitative easing2 (“QE”), which originally began in the latter half of 2008.

The second theme was the “Trump Bump”— investor and financial market optimism related to the prospects of President Trump being able to carry out his campaign promises. Promises to repeal or replace the Affordable Care Act (“Obamacare”), implement corporate and personal tax reform that would result in lower tax rates, and reduce regulatory oversight were all viewed as economy-friendly and positive for corporate earnings. With this outlook, the equity markets, which trade based on expected earnings growth, materially increased in value, especially during the first quarter. However, optimism waned during the second quarter as there began to be indications that President Trump would have difficulty passing health care reform, which was seen as the first step of legislation prior to tax and regulatory reform. By the end of the second quarter, no new legislation had been passed, and expectations about future reform had diminished from original expectations. Despite this outlook, the equity markets remained remarkably resilient, posting positive returns during the second quarter.

Turning to the performance of the capital markets, there was definitely a bifurcation in performance between bonds and the riskier asset class of equities during the first half of the year, with equities posting much stronger returns for the reasons previously mentioned. See the table below for major asset class returns.

As of 6/30/2017
	2nd Quarter	6 Months	1 Year
U.S. Stocks	3.09%	9.34%	17.90%
Non-U.S. Stocks–Developed	6.12%	13.81%	20.27%
Non-U.S. Stocks–Emerging Markets	6.27%	18.43%	23.75%
Investment Grade Bonds	1.45%	2.27%	-0.31%
High Yield Bonds	2.17%	4.93%	12.70%
Global Real Estate Investment Trusts (Equities)	2.71%	4.84%	0.21%

The bond market has been characterized by a flattening U.S. Treasury yield curve, as short-term rates increased during the year in response to the Fed raising the Fed Funds rate, while mid- and longer-term rates fell in response to very modest economic growth forecasts and the lack of inflationary pressures. This yield curve behavior is often referred to in the market as a “bear flattener,” as the difference between short- and long-term rates narrow. The broad U.S. Bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index3 (“Bond Index”), posted a second-quarter return of 1.45%, bringing the year-to-date return to 2.27%. Longer maturity bonds outperformed their short maturity counterparts given the decline in mid- to long-term yields and their higher price sensitivity to changes in interest rates. As evidence, the 30-year U.S. Treasury bond posted a first-half return of 5.61%. Regarding sectors within the Bond Index, investment grade corporate bonds were the top performers, posting a year-to-date return of 3.80%, while sectors outside of the Bond Index, such as high yield and emerging market bonds, also benefitted from the risk on environment, generating first half returns of 4.93% and 6.27%, respectively.

The U.S. equity market was robust for the first half of the year, especially during the first quarter, thwarting concerns over geopolitical risks, lack of new fiscal policies and below-long-term average economic growth. The S&P 500® Index4, a measure of the broad U.S. equity market, generated a second quarter return of 3.09%, bringing its year-to-date return to 9.34%. The U.S. equity market was led by large-cap growth stocks, which is symptomatic of a late stage economic cycle. Both technology and health care were the best-performing sectors, while energy was the sole sector posting negative returns. The current bull market and economic cycle is long-in-the-tooth, reaching 96 months (or 8 years), the third-longest in history since 1900, but it is also rated the slowest when measured by the strength of the economic expansion. At quarter-end, stocks were trading at valuations considered stretched or expensive; therefore, strong corporate earnings will be needed in upcoming periods to support current valuation levels.

Non-U.S. stocks, both developed and emerging markets, outpaced the U.S. stock market. The MSCI EAFE Index5, the proxy for non-U.S. developed market stocks, posted a second quarter return of 6.12% and a year-to-date return of 13.81%. The MSCI Emerging Markets Index6 posted a second quarter return of 6.27%, bringing its year-to-date return to 18.43%. Non-U.S. stocks, in general, have benefited during the year from accommodative monetary policies, attractive valuations, better-than-expected growth in foreign economies and a depreciating U.S. dollar. Like the U.S. market, international growth stocks generally outperformed value.

In conclusion, the financial markets have perceived the environment as “just right,” focusing primarily on the positives and overlooking the negatives. As the Goldilocks story ends, the three bears enter the house and scare Goldilocks out of the house, ending her perfect environment. We question how much longer this Goldilocks economic environment can last, as it presently appears to be largely based on sentiment, not fundamentals. One can easily argue that stocks are trading at, or above, fair value, thus future returns are projected to be lower compared to long-term averages, especially without some catalyst to spur economic growth and earnings to higher levels. The interest rate environment remains accommodative relative to history, but the Fed is doing its best to raise short-term rates. The flattening yield curve is generally associated with pessimistic economic forecasts and low inflation expectations. Given the expensive valuations, prospects for modest to moderate economic growth, uncertain fiscal policies and increasing geopolitical risks, we believe that lower-than-expected returns, coupled with higher volatility, could persist for the next several years. During such periods, it is important for investors to stay patient and diversified while maintaining asset allocations consistent with their respective risk tolerance.

We thank you for investing in GuideStone Funds™ and for the confidence and trust you have placed with us. We welcome any comments or questions that you may have. For additional commentary on the capital markets and information on GuideStone Funds, we invite you to our website, GuideStoneFunds.com. Please consider our website a central resource for your investment information.

Sincerely,

Matt L. Peden, CFA

Vice President - Chief Investment Officer

GuideStone Capital Management, LLC

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. One cannot invest directly into an index.

[1]	Gross Domestic Product (“GDP”) is used to measure the health of a country’s economy. A country’s GDP represents the total dollar value of all goods and services produced over a specific time period.
[2]

Quantitative Easing (“QE”) is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

[3]

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency).

[4]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

[5]

The MSCI EAFE Index is a free-float weighted equity index. The index was developed with a base value of 100 as of December 31, 1969. The MSCI EAFE region covers developed market (DM) countries in Europe, Australasia, Israel and the Far East.

[6]

The MSCI EM (Emerging Markets) Index is a free-float weighted equity index that captures large and mid cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund (5)	Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,015.00	0.13%	$0.63
	Investor	1,000.00	1,060.80	0.37	1.87
MyDestination 2025	Institutional	1,000.00	1,019.40	0.11	0.57
	Investor	1,000.00	1,075.40	0.36	1.86
MyDestination 2035	Institutional	1,000.00	1,023.70	0.12	0.60
	Investor	1,000.00	1,089.50	0.37	1.89
MyDestination 2045	Institutional	1,000.00	1,024.70	0.13	0.64
	Investor	1,000.00	1,098.90	0.36	1.90
MyDestination 2055	Institutional	1,000.00	1,025.80	0.20	1.00
	Investor	1,000.00	1,102.10	0.37	1.90
Conservative Allocation	Institutional	1,000.00	1,037.70	0.15	0.74
	Investor	1,000.00	1,036.80	0.42	2.11
Balanced Allocation	Institutional	1,000.00	1,063.10	0.11	0.55
	Investor	1,000.00	1,061.30	0.37	1.87
Growth Allocation	Institutional	1,000.00	1,093.90	0.11	0.59
	Investor	1,000.00	1,092.10	0.37	1.93
Aggressive Allocation	Institutional	1,000.00	1,128.80	0.12	0.66
	Investor	1,000.00	1,126.20	0.38	2.00

Actual
Fund	Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Money Market	Institutional	$1,000.00	$1,002.90	0.17%	$0.84
	Investor	1,000.00	1,001.70	0.42	2.08
Low-Duration Bond	Institutional	1,000.00	1,012.00	0.36	1.78
	Investor	1,000.00	1,010.70	0.62	3.11
Medium-Duration Bond	Institutional	1,000.00	1,028.70	0.39	1.98
	Investor	1,000.00	1,027.40	0.67	3.34
Extended-Duration Bond	Institutional	1,000.00	1,062.40	0.57	2.93
	Investor	1,000.00	1,061.10	0.85	4.35
Global Bond	Institutional	1,000.00	1,053.60	0.56	2.83
	Investor	1,000.00	1,053.40	0.84	4.28
Defensive Market Strategies	Institutional	1,000.00	1,061.40	0.67	3.41
	Investor	1,000.00	1,060.10	0.93	4.77
Equity Index	Institutional	1,000.00	1,091.50	0.17	0.91
	Investor	1,000.00	1,089.80	0.44	2.26
Value Equity	Institutional	1,000.00	1,049.30	0.59	3.00
	Investor	1,000.00	1,047.60	0.85	4.34
Growth Equity	Institutional	1,000.00	1,176.00	0.73	3.96
	Investor	1,000.00	1,174.30	1.00	5.37
Small Cap Equity	Institutional	1,000.00	1,023.40	0.97	4.86
	Investor	1,000.00	1,022.20	1.23	6.19
International Equity Index	Institutional	1,000.00	1,141.10	0.49	2.58
International Equity	Institutional	1,000.00	1,167.20	0.94	5.05
	Investor	1,000.00	1,166.20	1.21	6.48
Emerging Markets Equity	Institutional	1,000.00	1,187.00	1.31	7.12
	Investor	1,000.00	1,184.40	1.58	8.54
Inflation Protected Bond	Institutional	1,000.00	1,005.90	0.38	1.89
	Investor	1,000.00	1,004.80	0.67	3.35
Global Real Estate Securities	Institutional	1,000.00	1,048.80	0.84	4.26
	Investor	1,000.00	1,047.20	1.13	5.73
Global Natural Resources Equity	Investor	1,000.00	908.40	1.21	5.74

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,024.16	0.13%	$0.64
	Investor	1,000.00	1,022.98	0.37	1.83
MyDestination 2025	Institutional	1,000.00	1,024.23	0.11	0.57
	Investor	1,000.00	1,023.00	0.36	1.82

About Your Expenses (Unaudited) (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2035	Institutional	$1,000.00	$1,024.20	0.12%	$0.60
	Investor	1,000.00	1,022.98	0.37	1.83
MyDestination 2045 (3)	Institutional	1,000.00	1,024.17	0.13	0.64
	Investor	1,000.00	1,022.99	0.36	1.83
MyDestination 2055	Institutional	1,000.00	1,023.80	0.20	1.00
	Investor	1,000.00	1,022.98	0.37	1.83
Conservative Allocation	Institutional	1,000.00	1,024.07	0.15	0.73
	Investor	1,000.00	1,022.72	0.42	2.10
Balanced Allocation	Institutional	1,000.00	1,024.26	0.11	0.54
	Investor	1,000.00	1,022.98	0.37	1.84
Growth Allocation	Institutional	1,000.00	1,024.23	0.11	0.57
	Investor	1,000.00	1,022.95	0.37	1.86
Aggressive Allocation	Institutional	1,000.00	1,024.18	0.12	0.63
	Investor	1,000.00	1,022.91	0.38	1.91
Money Market	Institutional	1,000.00	1,023.96	0.17	0.84
	Investor	1,000.00	1,022.72	0.42	2.10
Low-Duration Bond	Institutional	1,000.00	1,023.02	0.36	1.79
	Investor	1,000.00	1,021.70	0.62	3.13
Medium-Duration Bond	Institutional	1,000.00	1,022.84	0.39	1.98
	Investor	1,000.00	1,021.50	0.67	3.33
Extended-Duration Bond	Institutional	1,000.00	1,021.96	0.57	2.87
	Investor	1,000.00	1,020.58	0.85	4.26
Global Bond	Institutional	1,000.00	1,022.04	0.56	2.79
	Investor	1,000.00	1,020.62	0.84	4.21
Defensive Market Strategies	Institutional	1,000.00	1,021.48	0.67	3.35
	Investor	1,000.00	1,020.16	0.93	4.68
Equity Index	Institutional	1,000.00	1,023.93	0.17	0.88
	Investor	1,000.00	1,022.63	0.44	2.19
Value Equity	Institutional	1,000.00	1,021.87	0.59	2.96
	Investor	1,000.00	1,020.56	0.85	4.28
Growth Equity	Institutional	1,000.00	1,021.16	0.73	3.67
	Investor	1,000.00	1,019.86	1.00	4.98
Small Cap Equity	Institutional	1,000.00	1,019.99	0.97	4.86
	Investor	1,000.00	1,018.68	1.23	6.18
International Equity Index	Institutional	1,000.00	1,022.39	0.49	2.43
International Equity (4)	Institutional	1,000.00	1,020.13	0.94	4.71
	Investor	1,000.00	1,018.81	1.21	6.04
Emerging Markets Equity	Institutional	1,000.00	1,018.29	1.31	6.57
	Investor	1,000.00	1,016.98	1.58	7.88

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Inflation Protected Bond	Institutional	$1,000.00	$1,022.91	0.38%	$1.91
	Investor	1,000.00	1,021.46	0.67	3.37
Global Real Estate Securities	Institutional	1,000.00	1,020.64	0.84	4.20
	Investor	1,000.00	1,019.20	1.13	5.65
Global Natural Resources Equity	Investor	1,000.00	1,018.78	1.21	6.07
Strategic Alternatives (5)	Institutional	1,000.00	1,017.21	1.53	7.65
	Investor	1,000.00	1,018.45	1.28	6.41

(1)

Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.

(2)

Expenses are equal to the Fund’s annualized expense ratios for the period January 1, 2017 through June 30, 2017, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(3)	Expenses include non-routine extraordinary expenses amounting to 0.10% of average net assets. See Note 1 in Notes to Financial Statements.
(4)	The expense ratios for the International Equity Fund include the impact of dividend and interest expense on securities sold short.
(5)

Actual expense calculation was not included for the Strategic Alternatives Fund as it commenced operations on June 30, 2017, therefore the fund did not have any activity for the period January 1, 2017 through June 30, 2017. Hypothetical expense calculation for the fund assumes the fund has been in existence for 181 days, and is based on data since January 1, 2017.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INVESTMENT ABBREVIATIONS:

ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Rate
CDI	—	Crest Depository Interest
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indices that track North American and emerging market credit derivative indices.
CLO	—	Collateralized Loan Obligation
CMBX	—	A group of indexes made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CONV	—	Convertible
CVA	—	Dutch Certificate
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
HDD	—	Heating Degree Day
IO	—	Interest Only (Principal amount shown is notional)
iTraxx	—	A group of international credit derivative indices that are monitored by the International Index Company (IIC). iTraxx indices cover credit derivatives markets in Europe, Asia and Australia.
KORIBOR	—	Korea Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MXN- TIIE- Banxico	—	The Equilibrium Interbank Interest Rate (“TIIE”) represents interbank credit transactions in local currency (MXN).
NIBOR	—	Norwegian Interbank Offered Rate
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of June 30, 2017, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$235,428,207	24.89%
Medium-Duration Bond	148,878,496	13.07
Extended-Duration Bond	10,658,135	4.39
Global Bond	73,137,328	15.04
Defensive Market Strategies	65,236,151	7.26
International Equity Index	879,954	0.57
International Equity	15,774,385	1.08
Emerging Markets Equity	4,567,578	1.10
Global Real Estate Securities	155,360	0.07

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Rate shown reflects the rate in effect as of June 30, 2017. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—	Rate shown reflects the effective yield as of June 30, 2017.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
S	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
+	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of June 30, 2017, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$—	—%
Global Bond	6,600	—
Small Cap Equity	—	—
International Equity	—	—

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(D)	—	Par is denominated in Danish Kroner (DKK).
(E)	—	Par is denominated in Euro (EUR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(Q)	—	Par is denominated in Russian Ruble (RUB).
(T)	—	Par is denominated in Turkish Lira (TRY).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Peso (DOP).
(X)	—	Par is denominated in Colombian Peso (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZA)	—	Par is denominated in Argentine Peso (ARS).

COUNTERPARTY ABBREVIATIONS:

BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
BOM	—	Counterparty to contract is Bank of Montreal.
CITI	—	Counterparty to contract is Citibank NA London.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is Hong Kong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
ICE	—	Counterparty to contract is Intercontinental Exchange.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
LCH	—	Counterparty to contract is LCH.Clearnet
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INDEX DEFINITIONS:

The BofA Merrill Lynch 1-3 Year US Treasury Index is a subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.

The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency).

The Bloomberg Barclays US Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index wide on a pro rata basis.

The Bloomberg Barclays US Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranational and local authorities.

The Bloomberg Barclays US Government Bond Index is comprised of the US Treasury and US Agency Indices. The index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities, and debt explicitly guaranteed by the US government).

The Bloomberg Barclays US TIPS (Series-L) Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

The Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

The CMBX Indexes are a group of indexes made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.

The Dow Jones CDX Indexes are a series of indices that track North American and emerging market credit derivative indexes. The purpose of the combined indexes is to track the performance of the various segments of credit derivatives so that the overall return can be benchmarked against funds that invest in similar products.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The iTraxx Indexes are a group of international credit derivative indexes that are monitored by the International Index Company (IIC). The credit derivatives market that iTraxx provides allows parties to transfer the risk and return of underlying assets from one party to another without actually transferring the assets. iTraxx indexes cover credit derivatives markets in Europe, Asia and Australia.

The JPMorgan EMBI Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The MSCI AC World Index ex USA Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31, 1987.

The MSCI Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of the three underlying commodity markets: energy, metals, and agricultural products.

The MSCI EAFE Index is a free-float weighted equity index. The index was developed with a base value of 100 as of December 31, 1969. The MSCI EAFE region covers DM countries in Europe, Australasia, Israel, and the Far East.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

The MSCI EM (Emerging Markets) Index is a free-float weighted equity index that captures large and mid cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992.

The Russell 2000 Index measures the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of Securities represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices. The index was developed with a base value of 140.00 as of December 31, 1986.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

The S&P/LSTA U.S. BB- Ratings and Above Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA U.S. BB- Ratings and Above Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.3%
GuideStone Money Market Fund (Institutional Class)¥	30,518,844	$30,518,843
GuideStone Low-Duration Bond Fund (Institutional Class)¥	4,885,375	65,512,882
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	7,363,481	108,537,702
GuideStone Global Bond Fund (Institutional Class)¥	4,341,545	43,675,943
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	7,810,827	97,557,225
GuideStone Equity Index Fund (Institutional Class)¥	1,210,925	32,295,353
GuideStone Value Equity Fund (Institutional Class)¥	1,513,587	33,041,608
GuideStone Growth Equity Fund (Institutional Class)¥	1,334,932	32,812,637
GuideStone Small Cap Equity Fund (Institutional Class)¥	624,235	11,198,775
GuideStone International Equity Index Fund (Institutional Class)¥	2,187,448	22,115,102
GuideStone International Equity Fund (Institutional Class)¥	3,034,072	46,603,351
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	1,969,368	19,122,565
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	3,651,788	37,284,758
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	474,846	4,506,288
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	470,969	3,174,331
GuideStone Strategic Alternatives Fund (Institutional Class)¥	191,710	1,917,102

Total Mutual Funds (Cost $580,310,665)		589,874,465

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $796,014)	$800,000	$796,128

TOTAL INVESTMENTS — 100.4% (Cost $581,106,679)		590,670,593
Liabilities in Excess of Other Assets — (0.4)%		(2,639,902)

NET ASSETS — 100.0%		$588,030,691

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	42.2
U.S. Equity Select Funds	35.1
Non-U.S. Equity Select Funds	15.0
Real Return Select Funds	7.7
Alternative Select Funds	0.3
U.S. Treasury Obligation	0.1

100.4

See Notes to Financial Statements.

14

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$589,874,465	$589,874,465	$—	$—
U.S. Treasury Obligation	796,128	—	796,128	—

Total Assets — Investments in Securities	$590,670,593	$589,874,465	$796,128	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(87,624)	$(87,624)	$—	$—

Total Liabilities — Other Financial Instruments	$(87,624)	$(87,624)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

15

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund (Institutional Class)¥	38,472,776	$38,472,776
GuideStone Low-Duration Bond Fund (Institutional Class)¥	1,409,050	18,895,354
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	12,705,977	187,286,101
GuideStone Global Bond Fund (Institutional Class)¥	5,157,169	51,881,118
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	13,794,257	172,290,272
GuideStone Equity Index Fund (Institutional Class)¥	3,074,669	82,001,416
GuideStone Value Equity Fund (Institutional Class)¥	3,824,174	83,481,718
GuideStone Growth Equity Fund (Institutional Class)¥	3,359,400	82,574,042
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,556,815	27,929,260
GuideStone International Equity Index Fund (Institutional Class)¥	5,001,127	50,561,394
GuideStone International Equity Fund (Institutional Class)¥	6,733,289	103,423,327
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	4,489,031	43,588,491
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	2,431,169	24,822,233
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	1,155,568	10,966,340

	Shares	Value
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,159,921	$7,817,870
GuideStone Strategic Alternatives Fund (Institutional Class)¥	182,941	1,829,409

Total Mutual Funds (Cost $965,284,871)		987,821,121

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $1,194,021)	$1,200,000	1,194,191

TOTAL INVESTMENTS — 100.2% (Cost $966,478,892)		989,015,312
Liabilities in Excess of Other Assets — (0.2)%		(2,104,750)

NET ASSETS — 100.0%		$986,910,562

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	45.4
Fixed Income Select Funds	30.1
Non-U.S. Equity Select Funds	20.0
Real Return Select Funds	4.4
Alternative Select Funds	0.2
U.S. Treasury Obligation	0.1

100.2

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$987,821,121	$987,821,121	$—	$—
U.S. Treasury Obligation	1,194,191	—	1,194,191	—

Total Assets — Investments in Securities	$989,015,312	$987,821,121	$1,194,191	$—

See Notes to Financial Statements.

16

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Liabilities:
Other Financial Instruments***
Futures Contracts	$(124,197)	$(124,197)	$—	$—

Total Liabilities — Other Financial Instruments	$(124,197)	$(124,197)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

17

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	12,932,989	$12,932,989
GuideStone Low-Duration Bond Fund (Institutional Class)¥	360	4,829
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	5,970,637	88,007,186
GuideStone Global Bond Fund (Institutional Class)¥	2,200,816	22,140,214
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	1,588,282	19,837,640
GuideStone Equity Index Fund (Institutional Class)¥	2,886,212	76,975,283
GuideStone Value Equity Fund (Institutional Class)¥	3,595,630	78,492,595
GuideStone Growth Equity Fund (Institutional Class)¥	3,157,915	77,621,557
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,452,906	26,065,125
GuideStone International Equity Index Fund (Institutional Class)¥	3,660,502	37,007,677
GuideStone International Equity Fund (Institutional Class)¥	4,926,000	75,663,362
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	3,266,926	31,721,851
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	959,204	9,102,843
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	948,951	6,395,929

Total Mutual Funds (Cost $550,037,027)		561,969,080

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 1.09%, 12/14/17Ω
(Cost $597,010)	$600,000	597,096

TOTAL INVESTMENTS — 100.0% (Cost $550,634,037)		562,566,176
Liabilities in Excess of Other Assets — (0.0)%		(76,513)

NET ASSETS — 100.0%		$562,489,663

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	49.6
Non-U.S. Equity Select Funds	25.7
Fixed Income Select Funds	21.9
Real Return Select Funds	2.7
U.S. Treasury Obligation	0.1

100.0

See Notes to Financial Statements.

18

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$561,969,080	$561,969,080	$—	$—
U.S. Treasury Obligation	597,096	—	597,096	—

Total Assets — Investments in Securities	$562,566,176	$561,969,080	$597,096	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(54,118)	$(54,118)	$—	$—

Total Liabilities — Other Financial Instruments	$(54,118)	$(54,118)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosures in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

19

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	10,059,331	$10,059,331
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	2,493,069	36,747,836
GuideStone Global Bond Fund (Institutional Class)¥	918,797	9,243,100
GuideStone Equity Index Fund (Institutional Class)¥	2,559,856	68,271,351
GuideStone Value Equity Fund (Institutional Class)¥	3,185,498	69,539,423
GuideStone Growth Equity Fund (Institutional Class)¥	2,797,231	68,755,927
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,289,301	23,130,054
GuideStone International Equity Index Fund (Institutional Class)¥	3,126,919	31,613,151
GuideStone International Equity Fund (Institutional Class)¥	4,185,443	64,288,411
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	2,805,335	27,239,803
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	716,128	6,796,058

	Shares	Value
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	730,131	$4,921,085

Total Mutual Funds (Cost $407,918,608)		420,605,530

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $497,509)	$500,000	497,580

TOTAL INVESTMENTS — 100.0% (Cost $408,416,117)		421,103,110
Liabilities in Excess of Other Assets — (0.0)%		(52,587)

NET ASSETS — 100.0%		$421,050,523

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	54.6
Non-U.S. Equity Select Funds	29.2
Fixed Income Select Funds	13.3
Real Return Select Funds	2.8
U.S. Treasury Obligation	0.1

100.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$420,605,530	$420,605,530	$—	$—
U.S. Treasury Obligation	497,580	—	497,580	—

Total Assets — Investments in Securities	$421,103,110	$420,605,530	$497,580	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(44,431)	$(44,431)	$—	$—

Total Liabilities — Other Financial Instruments	$(44,431)	$(44,431)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

20

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (Institutional Class)¥	2,289,313	$2,289,313
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	328,781	4,846,234
GuideStone Global Bond Fund (Institutional Class)¥	120,801	1,215,262
GuideStone Equity Index Fund (Institutional Class)¥	565,148	15,072,507
GuideStone Value Equity Fund (Institutional Class)¥	703,260	15,352,155
GuideStone Growth Equity Fund (Institutional Class)¥	617,327	15,173,903
GuideStone Small Cap Equity Fund (Institutional Class)¥	284,699	5,107,499
GuideStone International Equity Index Fund (Institutional Class)¥	692,802	7,004,223
GuideStone International Equity Fund (Institutional Class)¥	923,774	14,189,163
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	621,013	6,030,037
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	150,572	1,428,924
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	158,489	1,068,214

Total Mutual Funds
(Cost $83,758,627)		88,777,434

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.85%, 08/31/17Ω‡‡ (Cost $99,857)	$100,000	$99,849
TOTAL INVESTMENTS — 99.9% (Cost $83,858,484)		88,877,283
Other Assets in Excess of Liabilities — 0.1%		64,640

NET ASSETS — 100.0%		$88,941,923

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	57.0
Non-U.S. Equity Select Funds	30.6
Fixed Income Select Funds	9.4
Real Return Select Funds	2.8
U.S. Treasury Obligation	0.1

99.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$88,777,434	$88,777,434	$—	$—
U.S. Treasury Obligation	99,849	—	99,849	—

Total Assets — Investments in Securities	$88,877,283	$88,777,434	$99,849	$—

See Notes to Financial Statements.

21

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Futures Contracts	$(13,209)	$(13,209)	$—	$—

Total Liabilities — Other Financial Instruments	$(13,209)	$(13,209)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2017 (Unaudited)

	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$796,128	$1,194,191
Investments in securities of affiliated issuers, at value	589,874,465	987,821,121

Total investments, at value (1)	590,670,593	989,015,312
Cash collateral for derivatives	45,798	43,697
Receivables:
Dividends	16,715	20,446
From advisor	3,923	4,162
Investment securities sold	1,051,840	2,590,514
Fund shares sold	1,201	255,975
Variation margin on financial futures contracts	15,854	26,571
Prepaid expenses and other assets	27,121	31,844

Total Assets	591,833,045	991,988,521

Liabilities
Cash Overdraft	173,696	257,413
Payables:
Investment securities purchased	2,968,942	4,419,923
Fund shares redeemed	403,676	39,224
Variation margin on financial futures contracts	27,703	27,250
Accrued expenses:
Investment advisory fees	55,439	81,041
Professional fees	19,858	19,858
Shareholder servicing fees	99,733	161,346
Other expenses	53,307	71,904

Total Liabilities	3,802,354	5,077,959

Net Assets	$588,030,691	$986,910,562

Net Assets Consist of:
Paid-in-capital	$572,393,144	$952,043,606
Accumulated net investment income	4,452,291	7,722,512
Undistributed (accumulated) net realized gain (loss) on investments and derivative transactions	1,708,966	4,732,221
Net unrealized appreciation (depreciation) on investments and derivative transactions	9,476,290	22,412,223

Net Assets	$588,030,691	$986,910,562

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$103,424,697	$200,782,388

Institutional shares outstanding	10,215,283	20,126,987

Net asset value, offering and redemption price per Institutional share	$10.12	$9.98

Net assets applicable to the Investor Class	$484,605,994	$786,128,174

Investor shares outstanding	47,900,586	78,804,397

Net asset value, offering and redemption price per Investor share	$10.12	$9.98

(1) Investments in securities of unaffiliated issuers, at cost	$796,014	$1,194,021
Investments in securities of affiliated issuers, at cost	580,310,665	965,284,871

Total investments, at cost	$581,106,679	$966,478,892

See Notes to Financial Statements.

24

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$597,096	$497,580	$99,849
561,969,080	420,605,530	88,777,434

562,566,176	421,103,110	88,877,283
46,848	47,374	183,717

6,982	5,329	1,123
332	4,053	12,075
2,119,342	1,630,641	353,961
139,700	116,713	115,630
10,515	9,115	708
26,572	28,818	25,721

564,916,467	422,945,153	89,570,218

46,235	81,923	207,044

2,119,342	1,630,641	353,961
56,002	24,967	—
4,500	1,125	428

46,118	34,484	7,211
19,858	19,859	19,857
88,254	60,522	12,129
46,495	41,109	27,665

2,426,804	1,894,630	628,295

$562,489,663	$421,050,523	$88,941,923

$545,540,080	$405,349,652	$83,626,727
5,072,625	3,932,741	278,734
(1,063)	(874,432)	30,872
11,878,021	12,642,562	5,005,590

$562,489,663	$421,050,523	$88,941,923

$132,379,330	$125,380,327	$29,014,009

13,923,867	13,741,750	2,275,706

$9.51	$9.12	$12.75

$430,110,333	$295,670,196	$59,927,914

45,259,185	32,442,460	4,703,606

$9.50	$9.11	$12.74

$597,010	$497,509	$99,857
550,037,027	407,918,608	83,758,627

$550,634,037	$408,416,117	$83,858,484

See Notes to Financial Statements.

25

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2017 (Unaudited)

MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$3,169,427
Interest	1,327

Total Investment Income	3,170,754

Expenses
Investment advisory fees	281,467
Transfer agent fees:
Institutional Shares (1)	760
Investor Shares	14,182
Custodian fees	10,631
Shareholder servicing fees:
Investor Shares	656,784
Accounting and administration fees	14,430
Professional fees	28,836
Blue sky fees:
Institutional Shares (1)	1,024
Investor Shares	11,257
Shareholder reporting fees:
Institutional Shares (1)	69
Investor Shares	7,703
Trustees expenses	2,491
Line of credit facility fees and interest expense	1,526
Other expenses	14,741

Total Expenses	1,045,901
Expenses waived/reimbursed net of amount recaptured (2)	(64,656)

Net Expenses	981,245

Net Investment Income	2,189,509

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,615,096
Net realized gain (loss) on investment securities of affiliated issuers	(2,180,130)
Net realized gain on futures transactions	1,057,119

Net realized gain	492,085

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	30,466,589
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	146
Change in unrealized appreciation (depreciation) on futures	(48,090)

Net change in unrealized appreciation (depreciation)	30,418,645

Net Realized and Unrealized Gain	30,910,730

Net Increase in Net Assets Resulting from Operations	$33,100,239

(1)	Inception date for Institutional Class for MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund was May 1, 2017.
(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

26

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$4,474,214	$2,378,622	$1,574,256	$304,301
1,743	1,561	770	315

4,475,957	2,380,183	1,575,026	304,616

465,075	262,933	195,626	38,448

760	760	760	760
16,303	12,303	11,868	9,554
13,174	10,594	10,113	6,646

1,072,947	598,253	434,328	83,819
23,155	13,467	10,227	2,553
28,837	28,837	28,837	28,836

1,024	1,024	1,024	1,024
9,802	8,723	8,831	8,652

69	69	69	656
10,706	5,391	4,779	997
4,023	1,962	1,678	304
2,474	2,594	1,035	459
17,315	11,649	10,464	7,706

1,665,664	958,559	719,639	190,414
(73,633)	(58,672)	(61,709)	(58,816)

1,592,031	899,887	657,930	131,598

2,883,926	1,480,296	917,096	173,018

3,346,235	1,760,092	1,391,667	305,421
(2,932,060)	(2,632,623)	(2,168,860)	240,340
1,803,206	994,818	814,676	121,669

2,217,381	122,287	37,483	667,430

61,885,198	43,133,763	35,541,052	6,398,029
222	138	112	(1)
(47,320)	25,086	5,537	(9,436)

61,838,100	43,158,987	35,546,701	6,388,592

64,055,481	43,281,274	35,584,184	7,056,022

$66,939,407	$44,761,570	$36,501,280	$7,229,040

See Notes to Financial Statements.

27

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$2,189,509	$8,418,415	$2,883,926	$13,254,628
Net realized gain (loss) on investment securities and futures transactions	492,085	3,130,405	2,217,381	6,414,502
Net change in unrealized appreciation (depreciation) on investment securities and futures	30,418,645	23,098,892	61,838,100	41,265,382

Net increase in net assets resulting from operations	33,100,239	34,647,712	66,939,407	60,934,512

Dividends and Distributions to Shareholders:
Dividends from net investment income
Investor shares	—	(6,155,633)	—	(8,416,042)
Distributions from net realized capital gains
Investor shares	—	(9,812,326)	—	(19,446,568)

Total dividends and distributions	—	(15,967,959)	—	(27,862,610)

Capital Share Transactions:(1)
Proceeds from shares sold
Institutional shares	104,543,170	—	199,048,657	—
Investor shares	44,159,605	84,788,090	76,055,347	129,211,781
Reinvestment of dividends and distributions
Institutional shares	—	—	—	—
Investor shares	—	15,963,515	—	27,861,817

Total proceeds from shares sold and reinvested	148,702,775	100,751,605	275,104,004	157,073,598

Value of shares redeemed
Institutional shares	(2,605,785)	—	(1,764,363)	—
Investor shares	(126,567,118)	(63,543,088)	(208,539,758)	(42,672,317)

Total value of shares redeemed	(129,172,903)	(63,543,088)	(210,304,121)	(42,672,317)

Net increase from capital share transactions(2)	19,529,872	37,208,517	64,799,883	114,401,281

Total increase in net assets	52,630,111	55,888,270	131,739,290	147,473,183

Net Assets:
Beginning of Period	535,400,580	479,512,310	855,171,272	707,698,089

End of Period*	$588,030,691	$535,400,580	$986,910,562	$855,171,272

*Including undistributed net investment income	$4,452,291	$2,262,782	$7,722,512	$4,838,586

(1)	Inception date for Institutional Class for MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund was May 1, 2017.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

28

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
(Unaudited)		(Unaudited)		(Unaudited)

$1,480,296	$7,042,640	$917,096	$4,670,638	$173,018	$791,724
122,287	1,551,137	37,483	328,657	667,430	(330,626)

43,158,987	26,825,146	35,546,701	21,855,450	6,388,592	4,128,392

44,761,570	35,418,923	36,501,280	26,854,745	7,229,040	4,589,490

—	(3,450,311)	—	(1,654,993)	—	(686,008)

—	(14,584,084)	—	(11,986,023)	—	(1,723,825)

—	(18,034,395)	—	(13,641,016)	—	(2,409,833)

130,267,821	—	123,341,308	—	28,614,921	—
42,253,704	69,340,421	31,210,083	55,119,010	17,886,069	22,719,176
—	—	—	—	—	—
—	18,034,395	—	13,641,016	—	2,409,832
172,521,525	87,374,816	154,551,391	68,760,026	46,500,990	25,129,008

(576,544)	—	(719,732)	—	(235,128)	—

(133,268,353)	(16,986,664)	(123,553,721)	(9,420,875)	(27,526,360)	(2,800,595)
(133,844,897)	(16,986,664)	(124,273,453)	(9,420,875)	(27,761,488)	(2,800,595)

38,676,628	70,388,152	30,277,938	59,339,151	18,739,502	22,328,413

83,438,198	87,772,680	66,779,218	72,552,880	25,968,542	24,508,070

479,051,465	391,278,785	354,271,305	281,718,425	62,973,381	38,465,311

$562,489,663	$479,051,465	$421,050,523	$354,271,305	$88,941,923	$62,973,381

$5,072,625	$3,592,329	$3,932,741	$3,015,645	$278,734	$105,716

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2017(5)(6)	$10.00	$0.02	#	$0.03	$0.07	$—	$—	$10.12	1.50%	$103,425	0.13%	0.13%	1.39%	6%
Investor Class
2017(6)	$9.54	$0.04	#	$0.02	$0.52	$—	$—	$10.12	6.08%	$484,606	0.37%	0.39%	0.74%	6%
2016	9.19	0.16	#	0.13	0.35	(0.11)	(0.18)	9.54	6.99	535,401	0.35	0.40	1.65	16
2015	10.84	0.15	#	0.36	(0.74)	(0.14)	(1.28)	9.19	(2.06)	479,512	0.28	0.31	1.41	108 (7)
2014	10.97	0.15	#	0.35	(0.07)	(0.22)	(0.34)	10.84	3.92	480,325	0.14	0.14	1.29	6
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14	0.14	1.10	15
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15	0.15	1.47	2
MyDestination 2025 Fund
Institutional Class
2017(5)(6)	$10.00	$0.02	#	$0.03	$(0.07)	$—	$—	$9.98	1.94%	$200,783	0.11%	0.12%	1.46%	4%
Investor Class
2017(6)	$9.28	$0.03	#	$0.03	$0.64	$—	$—	$9.98	7.54%	$786,128	0.36%	0.38%	0.56%	4%
2016	8.88	0.16	#	0.16	0.39	(0.09)	(0.22)	9.28	8.01	855,171	0.35	0.39	1.70	17
2015	10.66	0.16	#	0.49	(0.97)	(0.13)	(1.33)	8.88	(2.91)	707,698	0.28	0.31	1.46	110 (7)
2014	10.80	0.14	#	0.46	(0.18)	(0.22)	(0.34)	10.66	3.88	658,695	0.14	0.14	1.23	3
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14	0.14	1.19	16
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15	0.15	1.51	2
MyDestination 2035 Fund
Institutional Class
2017(5)(6)	$10.00	$0.03	#	$0.03	$(0.55)	$—	$—	$9.51	2.37%	$132,379	0.12%	0.13%	1.70%	3%
Investor Class
2017(6)	$8.72	$0.02	#	$0.03	$0.73	$—	$—	$9.50	8.95%	$430,111	0.37%	0.39%	0.47%	3%
2016	8.36	0.14	#	0.15	0.42	(0.07)	(0.28)	8.72	8.38	479,051	0.35	0.40	1.65	16
2015	10.49	0.15	#	0.62	(1.24)	(0.12)	(1.54)	8.36	(4.30)	391,279	0.28	0.32	1.41	120 (7)
2014	10.79	0.12	#	0.51	(0.34)	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5
2013	9.40	0.11	#	0.64	1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17
2012	8.22	0.11	#	0.21	1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.56%, 0.66%, 0.66%, 0.67% and 0.72%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

30

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2017(5)(6)	$10.00	$0.03	#	$0.03	$(0.94)	$—	$—	$9.12	2.47%	$125,381	0.13%	0.14%	1.74%	4%
Investor Class
2017(6)	$8.29	$0.01	#	$0.02	$0.79	$—	$—	$9.11	9.89%	$295,670	0.36%	0.40%	0.33%	4%
2016	7.95	0.12	#	0.15	0.41	(0.04)	(0.30)	8.29	8.45	354,271	0.35	0.41	1.50	16
2015	10.00	0.12	#	0.66	(1.25)	(0.09)	(1.49)	7.95	(4.46)	281,718	0.29	0.34	1.22	124 (7)
2014	10.37	0.10	#	0.53	(0.40)	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4
2013	9.14	0.10	#	0.68	1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
2012	7.96	0.10	#	0.21	1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
MyDestination 2055 Fund
Institutional Class
2017(5)(6)	$10.00	$0.04	#	$0.05	$2.66	$—	$—	$12.75	2.58%	$29,014	0.20%	0.24%	1.68%	3%
Investor Class
2017(6)	$11.56	$0.02	#	$0.04	$1.12	$—	$—	$12.74	10.21%	$59,928	0.37%	0.54%	0.28%	3%
2016	11.05	0.18	#	0.23	0.57	(0.13)	(0.34)	11.56	8.81	62,973	0.35	0.65	1.62	27
2015	12.60	0.16	#	0.93	(1.66)	(0.13)	(0.85)	11.05	(4.48)	38,465	0.30	0.65	1.29	124 (7)
2014	12.95	0.14	#	0.77	(0.62)	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5
2013	11.20	0.13	#	1.02	1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30
2012*	10.00	0.13	#	0.30	0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.56%, 0.66%, 0.66%, 0.67% and 0.72%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

31

CONSERVATIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.4%
GuideStone Money Market Fund (Institutional Class)¥	30,539,153	$30,539,153
GuideStone Low-Duration Bond Fund (Institutional Class)¥	16,250,118	217,914,082
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	3,939,719	58,071,463
GuideStone Global Bond Fund (Institutional Class)¥	1,449,901	14,586,000
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	3,420,672	42,724,189
GuideStone Value Equity Fund (Institutional Class)¥	1,150,400	25,113,240
GuideStone Growth Equity Fund (Institutional Class)¥	1,010,082	24,827,810
GuideStone Small Cap Equity Fund (Institutional Class)¥	303,164	5,438,761
GuideStone International Equity Fund (Institutional Class)¥	1,906,588	29,285,191
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	829,910	8,058,430
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	2,872,601	29,329,252
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	522,680	4,960,231
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,006,835	6,786,070
GuideStone Strategic Alternatives Fund (Institutional Class)¥	231,886	2,318,863

Total Mutual Funds (Cost $498,731,753)		499,952,735

	Shares	Value
MONEY MARKET FUNDS — 0.1%
Northern Institutional Government Assets Portfolio (Cost $205,053)	205,053	$205,053

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.77%, 08/31/17Ω‡‡	$50,000	49,925
1.09%, 12/14/17Ω‡‡	500,000	497,579

Total U.S. Treasury Obligations (Cost $547,445)		547,504

TOTAL INVESTMENTS — 100.6% (Cost $499,484,251)		500,705,292
Liabilities in Excess of Other Assets — (0.6)%		(2,898,520)

NET ASSETS — 100.0%		$497,806,772

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	64.4
U.S. Equity Select Funds	19.7
Real Return Select Funds	8.3
Non-U.S. Equity Select Funds	7.5
Alternative Select Funds	0.5
U.S. Treasury Obligations	0.1
Money Market Funds	0.1

100.6

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total Value	Level 1 Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$499,952,735	$499,952,735	$—	$—
Money Market Funds	205,053	205,053	—	—
U.S. Treasury Obligations	547,504	—	547,504	—

Total Assets — Investments in Securities	$500,705,292	$500,157,788	$547,504	$—

See Notes to Financial Statements.

32

			Level 2	Level 3
	Total Value	Level 1 Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Futures Contracts	$(65,321)	$(65,321)	$—	$—

Total Liabilities — Other Financial Instruments	$(65,321)	$(65,321)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosures in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.2%
GuideStone Money Market Fund (Institutional Class)¥	83,249,662	$83,249,662
GuideStone Low-Duration Bond Fund (Institutional Class)¥	14,011,829	187,898,622
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	16,977,319	250,245,686
GuideStone Funds Extended-Duration Bond Fund (Institutional Class)¥	3,646,077	64,389,717
GuideStone Global Bond Fund (Institutional Class)¥	12,466,765	125,415,656
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	9,745,188	121,717,393
GuideStone Value Equity Fund (Institutional Class)¥	7,062,905	154,183,220
GuideStone Growth Equity Fund (Institutional Class)¥	6,200,984	152,420,194
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,867,618	33,505,063
GuideStone International Equity Fund (Institutional Class)¥	11,580,597	177,877,977
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	5,029,118	48,832,735
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	8,551,412	87,309,916
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	4,668,955	44,308,385
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	4,819,186	32,481,314
GuideStone Strategic Alternatives Fund (Institutional Class)¥	437,711	4,377,111

Total Mutual Funds (Cost $1,586,776,614)		1,568,212,651

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $1,990,035)	$2,000,000	1,990,319

TOTAL INVESTMENTS — 100.3% (Cost $1,588,766,649)		1,570,202,970
Liabilities in Excess of Other Assets — (0.3)%		(5,283,401)

NET ASSETS — 100.0%		$1,564,919,569

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	45.4
U.S. Equity Select Funds	29.5
Non-U.S. Equity Select Funds	14.5
Real Return Select Funds	10.5
Alternative Select Funds	0.3
U.S. Treasury Obligation	0.1

100.3

See Notes to Financial Statements.

34

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,568,212,651	$1,568,212,651	$—	$—
U.S. Treasury Obligation	1,990,319	—	1,990,319	—

Total Assets — Investments in Securities	$1,570,202,970	$1,568,212,651	$1,990,319	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(134,550)	$(134,550)	$—	$—

Total Liabilities — Other Financial Instruments	$(134,550)	$(134,550)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	25,333,774	$25,333,774
GuideStone Low-Duration Bond Fund (Institutional Class)¥	6,454,276	86,551,842
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	7,786,007	114,765,737
GuideStone Funds Extended-Duration Bond Fund (Institutional Class)¥	1,647,054	29,086,973
GuideStone Global Bond Fund (Institutional Class)¥	5,730,337	57,647,192
GuideStone Value Equity Fund (Institutional Class)¥	9,974,746	217,748,704
GuideStone Growth Equity Fund (Institutional Class)¥	8,764,115	215,421,958
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,687,340	48,210,888
GuideStone International Equity Fund (Institutional Class)¥	16,304,636	250,439,207
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	7,029,926	68,260,578
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	4,080,724	38,726,067

	Shares	Value
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	3,741,664	$25,218,814

Total Mutual Funds (Cost $1,198,809,957)		1,177,411,734

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $995,017)	$1,000,000	995,159

TOTAL INVESTMENTS — 100.0% (Cost $1,199,804,974)		1,178,406,893
Liabilities in Excess of Other Assets — (0.0)%		(226,507)

NET ASSETS — 100.0%		$1,178,180,386

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	40.9
Non-U.S. Equity Select Funds	27.0
Fixed Income Select Funds	26.6
Real Return Select Funds	5.4
U.S. Treasury Obligation	0.1

100.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,177,411,734	$1,177,411,734	$—	$—
U.S. Treasury Obligation	995,159	—	995,159	—

Total Assets — Investments in Securities	$1,178,406,893	$1,177,411,734	$995,159	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(82,200)	$(82,200)	$—	$—

Total Liabilities — Other Financial Instruments	$(82,200)	$(82,200)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

36

AGGRESSIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	19,131,856	$19,131,856
GuideStone Value Equity Fund (Institutional Class)¥	11,764,051	256,809,239
GuideStone Growth Equity Fund (Institutional Class)¥	10,377,768	255,085,542
GuideStone Small Cap Equity Fund (Institutional Class)¥	3,221,941	57,801,630
GuideStone International Equity Fund (Institutional Class)¥	19,351,628	297,241,007
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	8,325,739	80,842,922

Total Mutual Funds (Cost $982,736,229)		966,912,196

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $1,094,519)	$1,100,000	1,094,675

TOTAL INVESTMENTS — 100.0% (Cost $983,830,748)		968,006,871
Liabilities in Excess of Other Assets — (0.0)%		(413,537)

NET ASSETS — 100.0%		$967,593,334

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	58.9
Non-U.S. Equity Select Funds	39.0
Fixed Income Select Funds	2.0
U.S. Treasury Obligation	0.1

100.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$966,912,196	$966,912,196	$—	$—
U.S. Treasury Obligation	1,094,675	—	1,094,675	—

Total Assets — Investments in Securities	$968,006,871	$966,912,196	$1,094,675	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(95,515)	$(95,515)	$—	$—

Total Liabilities — Other Financial Instruments	$(95,515)	$(95,515)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

37

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2017 (Unaudited)

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$752,557	$1,990,319	$995,159	$1,094,675
Investments in securities of affiliated issuers, at value	499,952,735	1,568,212,651	1,177,411,734	966,912,196

Total investments, at value (1)	500,705,292	1,570,202,970	1,178,406,893	968,006,871
Receivables:
Dividends from affiliated funds	15,900	45,195	14,450	10,270
From advisor	4,722	24,333	20,014	—
Investment securities sold	2,248,620	10,762,944	8,356,457	—
Fund shares sold	30,422	349,910	223,569	48,606
Variation margin on financial futures contracts	5,325	38,275	19,575	19,400
Prepaid expenses and other assets	54,473	51,042	45,375	41,873

Total Assets	503,064,754	1,581,474,669	1,187,086,333	968,127,020

Liabilities
Cash Overdraft	—	323,716	92,911	177,700
Due to broker	152,627	163,132	—	—
Payables:
Investment securities purchased	4,567,483	15,140,055	8,356,457	—
Fund shares redeemed	276,789	289,067	22,590	—
Variation margin on financial futures contracts	12,844	78,125	12,236	—
Accrued expenses:
Investment advisory fees	41,036	129,050	97,220	79,872
Professional fees	49,940	24,624	24,626	24,625
Shareholder servicing fees	84,954	252,637	188,972	162,380
Other expenses	72,309	154,694	110,935	89,109

Total Liabilities	5,257,982	16,555,100	8,905,947	533,686

Net Assets	$497,806,772	$1,564,919,569	$1,178,180,386	$967,593,334

Net Assets Consist of:
Paid-in-capital	$497,571,800	$1,587,618,464	$1,198,800,529	$975,436,833
Accumulated net investment income	3,382,011	24,742,297	11,731,355	10,246,485
Undistributed net realized loss on investments and derivative transactions	(4,302,759)	(28,742,963)	(10,871,217)	(2,170,592)
Net unrealized appreciation (depreciation) on investments and derivative transactions	1,155,720	(18,698,229)	(21,480,281)	(15,919,392)

Net Assets	$497,806,772	$1,564,919,569	$1,178,180,386	$967,593,334

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$86,011,024	$338,983,464	$262,032,118	$180,738,684

Institutional shares outstanding	7,617,527	28,760,068	21,842,492	15,275,777

Net asset value, offering and redemption price per Institutional share	$11.29	$11.79	$12.00	$11.83

Net assets applicable to the Investor Class	$411,795,748	$1,225,936,105	$916,148,268	$786,854,650

Investor shares outstanding	36,519,173	104,153,914	76,491,194	66,767,478

Net asset value, offering and redemption price per Investor share	$11.28	$11.77	$11.98	$11.78

(1) Investments in securities of unaffiliated issuers, at cost	$752,498	$1,990,035	$995,017	$1,094,519
Investments in securities of affiliated issuers, at cost	498,731,753	1,586,776,614	1,198,809,957	982,736,229

Total investments, at cost	$499,484,251	$1,588,766,649	$1,199,804,974	$983,830,748

See Notes to Financial Statements.

38

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2017 (Unaudited)

	Conservative	Balanced	Growth	Aggressive
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
Investment Income
Income distributions received from affiliated funds	$2,968,507	$9,047,611	$4,757,616	$2,105,617
Interest	439	5,375	2,864	3,374

Total Investment Income	2,968,946	9,052,986	4,760,480	2,108,991

Expenses
Investment advisory fees	234,821	766,913	572,269	465,273
Transfer agent fees:
Institutional Shares	1,917	2,047	1,983	1,900
Investor Shares	26,317	33,774	23,120	18,377
Custodian fees	15,475	14,293	14,347	11,175
Shareholder servicing fees:
Investor Shares	478,708	1,485,129	1,098,839	936,463
Accounting and administration fees	14,792	37,854	28,472	23,282
Professional fees	54,137	28,836	28,837	28,837
Blue sky fees:
Institutional Shares	2,546	3,047	2,916	2,825
Investor Shares	16,238	9,748	9,130	8,214
Shareholder reporting fees:
Institutional Shares	140	309	236	117
Investor Shares	13,667	21,317	14,817	11,479
Trustees expenses	2,163	6,826	5,054	4,061
Line of credit facility fees and interest expense	1,331	4,183	3,091	2,463
Other expenses	20,821	30,282	17,099	14,720

Total Expenses	883,073	2,444,558	1,820,210	1,529,186
Expenses waived/reimbursed(1)	(25,725)	(87,947)	(44,192)	(1,812)

Net Expenses	857,348	2,356,611	1,776,018	1,527,374

Net Investment Income	2,111,598	6,696,375	2,984,462	581,617

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	850,210	4,082,780	3,957,487	4,643,429
Net realized loss on investment securities of affiliated issuers	(3,480,763)	(9,651,849)	(4,742,769)	(2,311,870)
Net realized gain on futures transactions	499,193	3,040,242	2,012,877	1,949,641

Net realized gain (loss)	(2,131,360)	(2,528,827)	1,227,595	4,281,200

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	15,980,220	87,546,017	96,056,967	105,521,049
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	66	388	236	270
Change in unrealized appreciation (depreciation) on futures	(57,372)	(12,477)	58,727	3,549

Net change in unrealized appreciation (depreciation)	15,922,914	87,533,928	96,115,930	105,524,868

Net Realized and Unrealized Gain	13,791,554	85,005,101	97,343,525	109,806,068

Net Increase in Net Assets Resulting from Operations	$15,903,152	$91,701,476	$100,327,987	$110,387,685

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

39

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$2,111,598	$5,223,370	$6,696,375	$26,363,164
Net realized gain (loss) on investment securities and futures transactions	(2,131,360)	320,918	(2,528,827)	2,297,805
Net change in unrealized appreciation (depreciation) on investment securities and futures	15,922,914	12,270,192	87,533,928	72,281,388

Net increase in net assets resulting from operations	15,903,152	17,814,480	91,701,476	100,942,357

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	—	(928,687)	—	(2,483,236)
Investor shares	—	(3,024,270)	—	(5,829,103)
Distributions from net realized capital gains
Institutional shares	—	(951,614)	—	(8,586,401)
Investor shares	—	(3,903,129)	—	(30,595,881)

Total dividends and distributions	—	(8,807,700)	—	(47,494,621)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	24,353,287	10,866,018	30,345,511	13,574,551
Investor shares	95,525,439	39,269,297	36,677,504	44,406,902
Shares issued from Merger
Investor shares	105,467,529	—	—	—
Reinvestment of dividends and distributions
Institutional shares	—	1,869,987	—	11,040,091
Investor shares	—	6,923,060	—	36,418,219

Total proceeds from shares sold and reinvested	225,346,255	58,928,362	67,023,015	105,439,763

Value of shares redeemed
Institutional shares	(16,674,805)	(10,009,301)	(37,890,373)	(42,649,048)
Investor shares	(108,400,928)	(42,185,083)	(38,943,261)	(157,414,729)

Total value of shares redeemed	(125,075,733)	(52,194,384)	(76,833,634)	(200,063,777)

Net increase (decrease) from capital share transactions(1)	100,270,522	6,733,978	(9,810,619)	(94,624,014)

Total increase (decrease) in net assets	116,173,674	15,740,758	81,890,857	(41,176,278)

Net Assets:
Beginning of Period	381,633,098	365,892,340	1,483,028,712	1,524,204,990

End of Period*	$497,806,772	$381,633,098	$1,564,919,569	$1,483,028,712

* Including undistributed net investment income	$3,382,011	$1,270,413	$24,742,297	$18,045,922

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

40

Growth Allocation Fund		Aggressive Allocation Fund
For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
(Unaudited)		(Unaudited)

$2,984,462	$16,476,023	$581,617	$9,273,357
1,227,595	6,695,084	4,281,200	8,200,735
96,115,930	50,902,584	105,524,868	39,337,329

100,327,987	74,073,691	110,387,685	56,811,421

—	(2,219,710)	—	—
—	(5,509,420)	—	—

—	(11,665,660)	—	(14,529,604)
—	(40,312,926)	—	(61,769,042)

—	(59,707,716)	—	(76,298,646)

6,253,143	9,777,898	2,374,425	5,702,265
24,751,054	26,960,487	14,832,398	15,744,951

—	—	—	—

—	13,871,071	—	14,525,136
—	45,817,706	—	61,766,425

31,004,197	96,427,162	17,206,823	97,738,777

(11,841,339)	(30,033,973)	(8,857,728)	(19,296,176)
(28,961,963)	(108,056,691)	(25,540,483)	(150,902,912)

(40,803,302)	(138,090,664)	(34,398,211)	(170,199,088)

(9,799,105)	(41,663,502)	(17,191,388)	(72,460,311)

90,528,882	(27,297,527)	93,196,297	(91,947,536)

1,087,651,504	1,114,949,031	874,397,037	966,344,573

$1,178,180,386	$1,087,651,504	$967,593,334	$874,397,037

$11,731,355	$8,746,893	$10,246,485	$9,664,868

See Notes to Financial Statements.

41

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2017(5)	$10.88	$0.06	#	$0.02	$0.33	$—	$—	$11.29	3.77%	$86,011	0.15%	0.16%	1.10%	13%
2016	10.62	0.18	#	0.10	0.25	(0.13)	(0.14)	10.88	5.07	75,333	0.14	0.15	1.61	5
2015(6)	11.51	0.05	#	0.22	(0.39)	(0.12)	(0.65)	10.62	(0.99)	70,895	0.18	0.20	4.36	92	(7)
Investor Class
2017(5)	$10.88	$0.05	#	$0.02	$0.33	$—	$—	$11.28	3.68%	$411,796	0.42%	0.43%	0.87%	13%
2016	10.62	0.15	#	0.10	0.26	(0.11)	(0.14)	10.88	4.82	306,300	0.39	0.42	1.36	5
2015	11.59	0.14	#	0.26	(0.60)	(0.12)	(0.65)	10.62	(1.69)	294,997	0.27	0.33	1.22	92	(7)
2014	11.84	0.14	#	0.19	(0.17)	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20
2013	12.27	0.11	#	0.21	0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
2012	11.70	0.16	#	0.16	0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
Balanced Allocation Fund
Institutional Class
2017(5)	$11.09	$0.06	#	$0.03	$0.61	$—	$—	$11.79	6.31%	$338,984	0.11%	0.12%	1.08%	4%
2016	10.70	0.22	#	0.17	0.39	(0.08)	(0.31)	11.09	7.27	326,164	0.11	0.13	1.97	4
2015(6)	12.67	0.09	#	0.45	(0.77)	(0.16)	(1.58)	10.70	(1.73)	332,327	0.12	0.14	7.28	95	(7)
Investor Class
2017(5)	$11.09	$0.05	#	$0.03	$0.60	$—	$—	$11.77	6.13%	$1,225,936	0.37%	0.38%	0.83%	4%
2016	10.70	0.19	#	0.17	0.39	(0.05)	(0.31)	11.09	7.00	1,156,865	0.37	0.38	1.71	4
2015	12.89	0.20	#	0.53	(1.18)	(0.16)	(1.58)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95	(7)
2014	13.14	0.19	#	0.36	(0.09)	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3
2013	12.73	0.16	#	0.44	0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27
2012	11.77	0.19	#	0.22	0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.56%, 0.65%, 0.75% and 0.82%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

42

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2017(5)	$10.97	$0.04	#	$0.04	$0.95	$—	$—	$12.00	9.39%	$262,032	0.11%	0.12%	0.72%	4%
2016	10.83	0.19	#	0.21	0.40	(0.10)	(0.56)	10.97	7.34	244,873	0.12	0.13	1.72	4
2015(6)	13.23	0.11	#	0.76	(1.20)	(0.14)	(1.93)	10.83	(2.36)	247,746	0.14	0.14	8.37	97	(7)
Investor Class
2017(5)	$10.97	$0.03	#	$0.04	$0.94	$—	$—	$11.98	9.21%	$916,148	0.37%	0.38%	0.47%	4%
2016	10.83	0.16	#	0.21	0.40	(0.07)	(0.56)	10.97	7.08	842,779	0.38	0.39	1.46	4
2015	13.43	0.17	#	0.90	(1.61)	(0.13)	(1.93)	10.83	(3.83)	867,203	0.29	0.30	1.26	97	(7)
2014	14.00	0.15	#	0.54	(0.28)	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4
2013	13.04	0.15	#	0.67	1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
2012	11.60	0.15	#	0.26	1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
Aggressive Allocation Fund
Institutional Class
2017(5)	$10.48	$0.02	†#	$0.06	$1.27	$—	$—	$11.83	12.88%	$180,739	0.12%	0.12%	0.34%	3%
2016	10.77	0.14	#	0.27	0.30	—	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
2015(6)	14.13	0.12	#	1.10	(1.67)	(0.09)	(2.82)	10.77	(2.85)	169,302	0.15	0.15	8.75	103	(7)
Investor Class
2017(5)	$10.46	$—	#	$0.06	$1.26	$—	$—	$11.78	12.62%	$786,854	0.38%	0.38%	0.08%	3%
2016	10.77	0.10	#	0.26	0.33	—	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2
2015	14.06	0.12	#	1.32	(1.82)	(0.09)	(2.82)	10.77	(2.39)	797,043	0.29	0.30	0.85	103	(7)
2014	14.82	0.12	#	0.80	(0.41)	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4
2013	12.46	0.11	#	0.90	2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12
2012	10.89	0.11	#	0.26	1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.56%, 0.65%, 0.75% and 0.82%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

43

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Par	Value
AGENCY OBLIGATIONS — 51.8%
Federal Farm Credit Bank
1.27%, 09/05/17†	$15,285,000	$15,284,716
1.16%, 09/12/17†	6,400,000	6,400,245
1.23%, 09/22/17†	18,000,000	17,999,793
1.21%, 09/25/17†	15,000,000	14,999,307
Federal Farm Credit Bank Discount Notes
0.61%, 07/11/17	7,870,000	7,868,688
0.70%, 09/29/17	5,965,000	5,954,710
0.87%, 01/11/18	7,760,000	7,724,037
1.06%, 02/08/18	6,166,000	6,126,075
Federal Home Loan Bank
1.14%, 07/07/17†	18,000,000	18,000,000
1.15%, 08/22/17†	22,000,000	21,999,914
0.95%, 08/25/17†	7,450,000	7,450,000
1.26%, 10/16/17†	10,000,000	10,000,000
1.09%, 10/27/17†	21,115,000	21,114,858
1.00%, 11/08/17†	9,000,000	9,000,000
1.06%, 02/05/18†	7,000,000	7,000,000
1.38%, 03/09/18	9,500,000	9,517,568
0.91%, 03/13/18†	20,000,000	20,000,000
0.88%, 03/19/18	10,500,000	10,483,027
0.99%, 04/13/18†	25,625,000	25,625,000
1.06%, 04/17/18†	25,390,000	25,390,000
0.83%, 05/09/18†	6,000,000	6,000,000
1.09%, 06/05/18†	9,000,000	9,000,000
1.08%, 07/05/18†	12,360,000	12,360,000
1.11%, 10/03/18†	10,000,000	10,000,000
1.11%, 06/20/19†	21,140,000	21,140,000
Federal Home Loan Bank Discount Notes
0.82%, 07/14/17	10,790,000	10,786,708
0.86%, 07/21/17	9,000,000	8,995,730
0.94%, 07/26/17	5,090,000	5,086,649
0.97%, 07/28/17	8,555,000	8,548,763
0.65%, 08/01/17	14,170,000	14,162,191
0.86%, 08/02/17	10,000,000	9,992,444
0.94%, 08/09/17	23,500,000	23,476,095
0.65%, 08/11/17	42,165,000	42,134,074
0.70%, 08/23/17	6,500,000	6,493,349
0.68%, 08/25/17	7,270,000	7,262,503
0.91%, 08/28/17	8,810,000	8,797,297
0.70%, 08/30/17	14,000,000	13,983,783
1.00%, 09/20/17	28,695,000	28,630,987
0.92%, 09/22/17	5,500,000	5,488,461
1.06%, 09/25/17	20,000,000	19,949,833
1.04%, 09/27/17	16,500,000	16,458,094

	Par	Value
1.09%, 10/12/17	$35,115,000	$35,006,495
0.76%, 10/18/17	9,310,000	9,288,859
1.05%, 11/08/17	6,500,000	6,475,612
1.01%, 12/04/17	3,500,000	3,484,833
1.01%, 12/05/17	18,000,000	17,921,500
1.15%, 12/29/17	10,000,000	9,942,683
Federal Home Loan Mortgage Corporation
0.75%, 07/14/17	3,500,000	3,500,146
1.34%, 07/21/17†	6,100,000	6,099,965
1.13%, 01/08/18†	5,870,000	5,870,000
1.13%, 01/12/18†	5,870,000	5,870,000
1.24%, 03/08/18†	7,000,000	7,000,000
Federal Home Loan Mortgage Corporation Discount Notes
0.81%, 08/02/17	9,880,000	9,872,974
0.84%, 08/03/17	19,025,000	19,010,525
1.04%, 09/01/17	5,000,000	4,991,131
0.74%, 10/16/17	19,065,000	19,023,634
Federal National Mortgage Association
1.00%, 09/27/17	2,827,000	2,827,189
1.24%, 10/05/17†	5,500,000	5,499,779
0.88%, 03/28/18	15,440,000	15,414,248

Total Agency Obligations (Cost $743,784,472)		743,784,472

U.S. TREASURY OBLIGATIONS — 3.2%
U.S. Treasury Bill
0.90%, 09/28/17Ω	11,270,000	11,244,785

U.S. Treasury Notes
0.88%, 10/15/17	7,790,000	7,793,179
1.22%, 10/31/17†	1,663,200	1,662,292
1.32%, 01/31/18†	4,000,000	3,999,504
0.75%, 02/28/18	14,520,000	14,504,656
1.22%, 07/31/18†	6,000,000	6,007,138

		33,966,769

Total U.S. Treasury Obligations (Cost $45,211,554)		45,211,554

	Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - Government Select Portfolio (Cost $292,902)	292,902	292,902

See Notes to Financial Statements.

44

	Par	Value
REPURCHASE AGREEMENTS — 46.3%
Bank of Montreal 1.07% (dated 06/30/17, due 07/03/17, repurchase price $60,005,350, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, U.S. Treasury Notes and U.S. Treasury Bonds, 1.000% to 5.250%, due 06/13/18 to 05/01/47, total market value $61,457,355)	$60,000,000	$60,000,000
Bank of Nova Scotia 1.10% (dated 06/30/17, due 07/03/17, repurchase price $60,005,500, collateralized by U.S. Treasury Bond and U.S. Treasury Notes, 2.250% to 3.125%, due 05/15/19 to 08/15/45, total market value $61,205,675)	60,000,000	60,000,000
BNP Paribas SA 1.12% (dated 06/30/17, due 07/03/17, repurchase price $60,005,600, collateralized by Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and U.S. Treasury Note, 2.000% to 7.000%, due 04/20/25 to 08/20/46, total market value $61,200,024)	60,000,000	60,000,000

	Par	Value
Citigroup Global Markets, Inc. 1.10% (dated 06/30/17, due 07/03/17, repurchase price $60,005,500, collateralized by U.S. Treasury Bond and U.S. Treasury Notes, 1.250% to 3.375%, due 12/31/18 to 05/15/44, total market value $61,200,026)	$60,000,000	$60,000,000
Goldman Sachs & Co. 1.07% (dated 06/30/17, due 07/03/17, repurchase price $60,005,350, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 3.000% to 4.000%, due 09/01/29 to 06/01/47, total market value $61,800,001)	60,000,000	60,000,000
1.12% (dated 06/29/17, due 07/06/17, repurchase price $15,503,376, collateralized by Government National Mortgage Association, 3.500% to 4.000%, due 09/20/46 to 06/20/47, total market value $15,810,001)	15,500,000	15,500,000
HSBC Securities USA, Inc. 1.09% (dated 06/30/17, due 07/03/17, repurchase price $40,003,633, collateralized by U.S. Treasury Note, 1.625%, due 05/15/26, total market value $40,802,253)	40,000,000	40,000,000

See Notes to Financial Statements.

45

MONEY MARKET FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
1.04% (dated 06/28/17, due 07/05/17, repurchase price $13,502,730, collateralized by U.S. Treasury Note, 0.077%, due 07/31/17, total market value $13,774,508)	$13,500,000	$13,500,000
Mitsubishi UFJ Securities USA, Inc. 1.07% (dated 06/30/17, due 07/03/17, repurchase price $60,005,350, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bills and U.S. Treasury Bond, 0.000% to 6.000%, due 12/07/17 to 06/01/47, total market value $61,589,878)	60,000,000	60,000,000
Mizuho Securities USA, Inc. 1.16% (dated 06/30/17, due 07/03/17, repurchase price $60,005,800, collateralized by Federal National Mortgage Association and Government National Mortgage Association, 4.000%, due 11/01/46 to 05/20/47, total market value $61,213,919)	60,000,000	60,000,000

	Par	Value
Morgan Stanley & Co. LLC 1.01% (dated 06/30/17, due 07/03/17, repurchase price $20,001,683, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 1.375% to 9.125%, due 05/15/18 to 09/30/23, total market value $20,400,082)	$20,000,000	$20,000,000
Natixis S.A. 1.08% (dated 06/30/17, due 07/03/17, repurchase price $40,003,600, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 1.250% to 3.875%, due 05/31/19 to 11/15/42, total market value $40,800,037)	40,000,000	40,000,000
1.10% (dated 06/30/17, due 07/03/17, repurchase price $11,001,008, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.448% to 3.500%, due 06/01/32 to 04/01/47, total market value $11,330,029)	11,000,000	11,000,000

See Notes to Financial Statements.

46

	Par	Value
RBC Capital Markets LLC 1.07% (dated 06/30/17, due 07/03/17, repurchase price $45,004,013, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.517% to 4.116%, due 01/01/24 to 06/01/47, total market value $46,350,001)	$45,000,000	$45,000,000
TD Securities USA LLC 1.15% (dated 06/30/17, due 07/03/17, repurchase price $60,005,750, collateralized by Federal National Mortgage Association, U.S. Treasury Bill and U.S. Treasury Notes, 0.000% to 4.000%, due 07/20/17 to 02/01/47, total market value $61,459,997)	60,000,000	60,000,000

Total Repurchase Agreements (Cost $665,000,000)		665,000,000

TOTAL INVESTMENTS — 101.3% (Cost $1,454,288,928)		1,454,288,928
Liabilities in Excess of Other Assets — (1.3)%		(19,304,893)

NET ASSETS — 100.0%		$1,434,984,035

PORTFOLIO SUMMARY (based on net assets)

	%
Agency Obligations	51.8
Repurchase Agreements	46.3
U.S. Treasury Obligations	3.2
Money Market Funds	—	**

	101.3

**	Rounds to less than 0.05%

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$743,784,472	$—	$743,784,472	$—
Money Market Funds	292,902	292,902	—	—
Repurchase Agreements	665,000,000	—	665,000,000	—
U.S. Treasury Obligations	45,211,554	—	45,211,554	—

Total Assets — Investments in Securities	$1,454,288,928	$292,902	$1,443,996,026	$—

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Par	Value
AGENCY OBLIGATIONS — 1.6%
Federal Home Loan Bank
1.25%, 01/16/19	$3,250,000	$3,243,882
Federal Home Loan Mortgage Corporation
1.00%, 06/29/18	2,870,000	2,862,194
1.13%, 04/15/19	1,550,000	1,543,307
0.88%, 07/19/19	2,880,000	2,846,540
Federal National Mortgage Association
1.00%, 08/28/19Δ	2,970,000	2,941,917
1.50%, 02/28/20	1,700,000	1,696,204

Total Agency Obligations (Cost $15,210,496)		15,134,044

ASSET-BACKED SECURITIES — 15.5%
Adams Mill CLO, Ltd. Series 2014-1A
0.00%, 07/15/26 144AΩ†	800,000	800,000
ALM XII, Ltd. Series 2015-12A
2.21%, 04/16/27 144A†	440,000	440,000
AmeriCredit Automobile Receivables Trust Series 2014-1
2.15%, 03/09/20	825,000	827,489
AmeriCredit Automobile Receivables Trust Series 2014-3
3.13%, 10/08/20	915,000	929,046
AmeriCredit Automobile Receivables Trust Series 2016-2
1.60%, 11/09/20	590,000	590,019
2.21%, 05/10/21	790,000	792,677
2.87%, 11/08/21	230,000	232,445
AmeriCredit Automobile Receivables Trust Series 2016-3
1.46%, 05/10/21	1,280,000	1,276,619
AmeriCredit Automobile Receivables Trust Series 2017-1
1.87%, 08/18/21	210,000	210,011
AmeriCredit Automobile Receivables Trust Series 2017-2
1.98%, 12/20/21	1,360,000	1,361,935
AMMC CLO XIII, Ltd. Series 2013-13A
2.60%, 01/26/26 144AΩ†	2,000,000	2,000,007
0.00%, 07/24/29 144AΩ†	2,000,000	2,000,000
Apidos CLO XIV Series 2013-14A
2.31%, 04/15/25 144A†	2,090,000	2,092,055
2.86%, 04/15/25 144A†	250,000	250,319
Apidos CLO XIX Series 2014-19A
2.36%, 10/17/26 144A†	2,000,000	2,004,305

	Par	Value
Arbor Realty Commercial Real Estate, Ltd. Series 2016-FL1A
2.86%, 09/15/26 144A†	$490,000	$489,437
Arbor Realty Commercial Real Estate, Ltd. Series 2017-FL1A
2.46%, 04/15/27 144A†	1,610,000	1,617,853
ARES XXVI CLO, Ltd. Series 2013-1A
2.26%, 04/15/25 144A†	515,000	515,169
Atrium X Series 10A
2.04%, 07/16/25 144A†	2,950,000	2,954,429
Babson CLO, Ltd. Series 2013-IA
2.26%, 04/20/25 144A†	1,200,000	1,201,629
Babson CLO, Ltd. Series 2015-IA
4.01%, 04/20/27 144A†	600,000	602,717
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1
1.67%, 12/25/42†	68,566	67,860
Bear Stearns Asset-Backed Securities Trust Series 2007-HE7
2.22%, 10/25/37†	507,964	510,591
BlueMountain CLO, Ltd. Series 2012-1A
2.48%, 07/20/23 144A†	743,091	743,295
BlueMountain CLO, Ltd. Series 2013-4A
2.17%, 04/15/25 144A†	990,000	990,677
BMW Vehicle Owner Trust Series 2016-A
1.16%, 11/25/20	1,530,000	1,520,236
Bsprt Issuer, Ltd. Series 2017-FL1
2.43%, 06/15/27 144A†	550,000	554,126
Capital Auto Receivables Asset Trust Series 2016-2
2.11%, 03/22/21	170,000	170,052
2.42%, 06/21/21	340,000	340,071
Capital One Multi-Asset Execution Trust Series 2015-A2
2.08%, 03/15/23	1,000,000	1,005,234
Capital One Multi-Asset Execution Trust Series 2016-A4
1.33%, 06/15/22	2,320,000	2,301,164
Carlyle Global Market Strategies CLO, Ltd. Series 2014-1A
2.46%, 04/17/25 144A†	475,000	476,834
Cent CLO, Ltd. Series 2013-18A
2.27%, 07/23/25 144A†	1,400,000	1,400,536

See Notes to Financial Statements.

48

	Par	Value
Chesapeake Funding II LLC Series 2016-1A
2.11%, 03/15/28 144A	$1,592,704	$1,596,959
Chesapeake Funding II LLC Series 2016-2A
1.88%, 06/15/28 144A	1,876,756	1,874,891
CIFC Funding 2015-II, Ltd. Series 2015-2A
4.16%, 04/15/27 144A†	700,000	703,193
Citibank Credit Card Issuance Trust Series 2017-A3
1.92%, 04/07/22	2,010,000	2,013,348
CNH Equipment Trust Series 2016-B
1.63%, 08/15/21	1,020,000	1,018,476
CNH Equipment Trust Series 2016-C
1.44%, 12/15/21	1,140,000	1,132,386
Colony American Homes Series 2014-1A
2.36%, 05/17/31 144A†	515,032	518,199
Colony American Homes Series 2014-2A
2.17%, 07/17/31 144A†	650,324	650,802
Colony Starwood Homes Trust Series 2016-2A
2.46%, 12/17/33 144A†	1,077,530	1,087,884
Conseco Financial Corporation Series 1998-1
6.04%, 11/01/29	530	532
Credit Acceptance Auto Loan Trust Series 2015-1A
2.00%, 07/15/22 144A	517,870	518,121
Credit Acceptance Auto Loan Trust Series 2016-2A
2.42%, 11/15/23 144A	2,080,000	2,088,063
Credit Acceptance Auto Loan Trust Series 2017-1A
2.56%, 10/15/25 144A	1,020,000	1,023,635
CSAB Mortgage-Backed Trust Series 2006-2
5.72%, 09/25/36 STEP	390,488	240,827
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6
1.76%, 12/25/34†	1,307,814	1,273,718
Discover Card Execution Note Trust Series 2016-A4
1.39%, 03/15/22	2,220,000	2,202,292
Drive Auto Receivables Trust Series 2016-BA
3.19%, 07/15/22 144A	590,000	596,571
Drug Royalty II LP 2 Series 2014-1
4.01%, 07/15/23 144A†	143,956	144,851
Dryden Senior Loan Fund Series 2014-31A
2.24%, 04/18/26 144A†	590,000	590,615

	Par	Value
Dryden Senior Loan Fund Series 2015-41A
2.66%, 01/15/28 144A†	$2,000,000	$2,008,968
Dryden XXIV Senior Loan Fund Series 2012-24RA
2.47%, 11/15/23 144A†	700,278	701,341
Dryden XXVI Senior Loan Fund Series 2013-26A
2.26%, 07/15/25 144A†	400,000	401,006
Dryden XXVIII Senior Loan Fund Series 2013-28A
2.28%, 08/15/25 144A†	930,000	931,154
2.73%, 08/15/25 144A†	1,175,000	1,175,301
Enterprise Fleet Financing LLC Series 2016-2
1.74%, 02/22/22 144A	1,449,599	1,448,443
2.04%, 02/22/22 144A	730,000	727,371
Enterprise Fleet Financing LLC Series 2017-1
2.13%, 07/20/22 144A	380,000	380,767
2.60%, 07/20/22 144A	250,000	251,258
Enterprise Fleet Financing LLC Series 2017-2
1.97%, 01/20/23 144A	790,000	789,959
Freddie Mac Structured Pass-Through Certificates Series T-32
1.48%, 08/25/31†	412,713	405,110
GCAT Series 2015-2
3.75%, 07/25/20 144A STEP	203,908	204,846
GM Financial Automobile Leasing Trust Series 2016-1
3.24%, 03/20/20	800,000	808,868
GoldenTree Loan Opportunities VII, Ltd. Series 2013-7A
2.31%, 04/25/25 144A†	500,000	500,723
Greystone Commercial Real Estate Notes, Ltd. Series 2017-FL1A
2.54%, 03/15/27 144A†	900,000	902,621
GT Loan Financing I Ltd. Series 2013-1A
2.44%, 10/28/24 144A†	1,100,000	1,100,593
Honda Auto Receivables Owner Trust Series 2016-2
1.39%, 04/15/20	1,410,000	1,407,260
Hyundai Auto Receivables Trust Series 2016-A
1.56%, 09/15/20	940,000	939,823

See Notes to Financial Statements.

49

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Hyundai Auto Receivables Trust Series 2016-B
2.68%, 09/15/23	$680,000	$676,102
IFC SBA Loan-Backed Adjustable Rate Certificate Series 1997-1
1.50%, 01/15/24 144A†	36,927	35,634
Invitation Homes Trust Series 2014-SFR2
2.31%, 09/17/31 144A†	1,431,822	1,435,626
JP Morgan Mortgage Acquisition Corporation Series 2006-FRE2
1.40%, 02/25/36†	266,643	265,072
Kubota Credit Owner Trust Series 2016-1A
1.25%, 04/15/19 144A	705,917	704,889
LA Arena Funding LLC Series 1
7.66%, 12/15/26 144A	159,992	173,671
LCM XII LP Series 12A
2.42%, 10/19/22 144A†	515,545	515,799
LCM XVII LP Series 17A
2.51%, 10/15/26 144A†	1,250,000	1,253,094
Madison Park Funding XIV, Ltd. Series 2014-14A
2.28%, 07/20/26 144A†	250,000	250,323
2.71%, 07/20/26 144A†	1,370,000	1,373,093
Mercedes-Benz Master Owner Trust Series 2016-BA
1.86%, 05/17/21 144A†	1,354,000	1,365,887
Mercedes-Benz Master Owner Trust Series 2017-BA
1.58%, 05/16/22 144A†	1,750,000	1,753,614
MMAF Equipment Finance LLC Series 2017-AA
2.04%, 02/16/22 144A	2,210,000	2,213,199
Mountain Hawk II CLO, Ltd. Series 2013-2A
2.32%, 07/22/24 144A†	315,000	314,997
Navient Private Education Loan Trust Series 2014-CTA
1.86%, 09/16/24 144A†	88,740	88,799
Navient Student Loan Trust Series 2016-5A
2.47%, 06/25/65 144A†	731,984	744,579
Navient Student Loan Trust Series 2016-6A
1.97%, 03/25/66 144A†	1,500,000	1,506,925
Navient Student Loan Trust Series 2017-2A
2.27%, 12/27/66 144A†	1,480,419	1,491,085
Nelnet Student Loan Trust Series 2016-1A
2.02%, 09/25/65 144A†	1,679,930	1,699,856

	Par	Value
Nissan Auto Receivables Owner Trust Series 2016-A
1.59%, 07/15/22	$2,860,000	$2,844,819
Nissan Master Owner Receivables Trust Series 2016-A
1.54%, 06/15/21	1,440,000	1,432,607
Nissan Master Owner Receivables Trust Series 2017-B
1.59%, 04/18/22†	1,650,000	1,655,152
North Texas Higher Education Authority, Inc. Series 2011-1
2.25%, 04/01/40†	2,140,351	2,141,828
Octagon Investment Partners XVII, Ltd. Series 2013-1A
2.10%, 10/25/25 144A†	1,370,000	1,370,956
OneMain Financial Issuance Trust Series 2014-2A
2.47%, 09/18/24 144A	691,784	693,548
OneMain Financial Issuance Trust Series 2015-2A
2.57%, 07/18/25 144A	1,140,676	1,143,387
OZLM Funding II, Ltd. Series 2012-2A
2.61%, 10/30/27 144A†	950,000	953,234
PFS Financing Corporation Series 2016-BA
1.87%, 10/15/21 144A	290,000	289,024
Regatta V Funding, Ltd. Series 2014-1A
2.32%, 10/25/26 144A†	2,000,000	2,001,131
Santander Drive Auto Receivables Trust Series 2013-A
3.12%, 10/15/19 144A	311,939	312,868
Santander Drive Auto Receivables Trust Series 2014-3
2.65%, 08/17/20	210,000	211,414
Santander Drive Auto Receivables Trust Series 2014-4
2.60%, 11/16/20	1,237,725	1,243,442
Santander Drive Auto Receivables Trust Series 2015-1
3.24%, 04/15/21	320,000	324,538
Santander Drive Auto Receivables Trust Series 2015-2
3.02%, 04/15/21	555,000	562,216
Santander Drive Auto Receivables Trust Series 2016-2
1.56%, 05/15/20	500,000	499,968

See Notes to Financial Statements.

50

	Par	Value
2.66%, 11/15/21	$640,000	$644,782
Santander Drive Auto Receivables Trust Series 2017-1
1.77%, 09/15/20	190,000	190,104
Securitized Asset-Backed Receivables LLC Trust Series 2006-OP1
1.59%, 10/25/35†	2,007,278	1,999,502
SLC Student Loan Trust Series 2006-2
1.35%, 09/15/26†	1,180,824	1,178,325
SLM Private Credit Student Loan Trust Series 2003-B
1.65%, 03/15/22†	61,005	60,941
SLM Private Credit Student Loan Trust Series 2005-A
1.45%, 06/15/23†	2,595,937	2,589,050
SLM Private Education Loan Trust Series 2010-A
4.41%, 05/16/44 144A†	1,078,982	1,119,044
SLM Private Education Loan Trust Series 2011-B
3.74%, 02/15/29 144A	1,105,099	1,126,807
SLM Private Education Loan Trust Series 2014-A
2.31%, 01/15/26 144A†	1,245,000	1,256,179
2.59%, 01/15/26 144A	555,000	559,045
SLM Student Loan Trust Series 2003-5
0.00%, 06/17/24(E)†	475,040	540,532
SLM Student Loan Trust Series 2004-2
0.00%, 01/25/24(E)†	3,021,218	3,441,519
SLM Student Loan Trust Series 2004-3
1.33%, 07/25/23†	1,420,896	1,420,874
SLM Student Loan Trust Series 2005-8
1.71%, 01/25/28†	2,843,263	2,860,342
SMB Private Education Loan Trust Series 2016-A
2.70%, 05/15/31 144A	470,000	472,457
SMB Private Education Loan Trust Series 2016-B
2.43%, 02/17/32 144A	298,000	295,791
SoFi Professional Loan Program LLC Series 2015-A
2.19%, 03/25/33 144A†	585,023	594,305
SoFi Professional Loan Program LLC Series 2015-D
2.72%, 10/27/36 144A	690,559	698,010
SoFi Professional Loan Program LLC Series 2016-A
2.76%, 12/26/36 144A	581,070	587,167
SoFi Professional Loan Program LLC Series 2016-C
2.36%, 12/27/32 144A	210,000	208,611

	Par	Value
SoFi Professional Loan Program LLC Series 2016-D
1.53%, 04/25/33 144A	$385,472	$385,075
2.34%, 04/25/33 144A	190,000	188,514
SoFi Professional Loan Program LLC Series 2016-F
3.02%, 02/25/40 144A	1,782,843	1,791,962
SoFi Professional Loan Program LLC Series 2017-C
1.75%, 07/25/40 144A	870,000	869,422
Springleaf Funding Trust Series 2015-AA
3.16%, 11/15/24 144A	545,000	550,087
Structured Asset Securities Corporation Mortgage Loan Trust Series 2005-7XS
2.55%, 04/25/35†	354,918	340,005
Symphony CLO VIII LP Series 2012-8A
2.26%, 01/09/23 144A†	1,036,872	1,037,286
Synchrony Credit Card Master Note Trust Series 2015-2
1.60%, 04/15/21	1,500,000	1,500,469
Synchrony Credit Card Master Note Trust Series 2016-3
1.58%, 09/15/22	1,710,000	1,699,105
Towd Point Mortgage Trust Series 2016-3
2.25%, 04/25/56 144A†	854,081	853,619
Toyota Auto Receivables Owner Trust Series 2016-B
1.30%, 04/15/20	670,000	668,233
Treman Park CLO, Ltd. Series 2015-1A
2.53%, 04/20/27 144A†	1,000,000	1,004,947
Tryon Park CLO, Ltd. Series 2013-1A
2.28%, 07/15/25 144A†	1,770,000	1,771,958
2.71%, 07/15/25 144A†	1,175,000	1,176,565
Venture XVII CLO, Ltd. Series 2014-17A
0.00%, 07/15/26 144AΩ†	360,000	360,000
4.01%, 07/15/26 144A†	360,000	360,010
Verizon Owner Trust Series 2016-1A
1.42%, 01/20/21 144A	300,000	298,891
Vibrant CLO III, Ltd. Series 2015-3A
2.64%, 04/20/26 144A†	250,000	250,634
VOLT LIX LLC Series 2017-NPL6
3.25%, 05/25/47 144A STEP	972,219	972,943

See Notes to Financial Statements.

51

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
VOLT LVIII LLC Series 2017-NPL5
3.38%, 05/28/47 144A STEP	$1,740,561	$1,742,684
VOLT LX LLC Series 2017-NPL7
3.25%, 04/25/59 144A STEP	500,000	500,078
VOLT LXI LLC Series 2017-NPL8
3.13%, 06/25/47 144A STEP	600,000	600,000
VOLT XL LLC Series 2015-NP14
4.38%, 11/27/45 144A STEP	227,408	228,797
Voya CLO, Ltd. Series 2013-3A
2.66%, 01/18/26 144A†	1,000,000	1,000,829
Westlake Automobile Receivables Trust Series 2016-2A
2.30%, 11/15/19 144A	710,000	711,253
4.10%, 06/15/21 144A	350,000	355,785
Westlake Automobile Receivables Trust Series 2017-1A
2.70%, 10/17/22 144A	740,000	742,654
Wheels SPV 2 LLC Series 2016-1A
1.59%, 05/20/25 144A	219,690	219,710

Total Asset-Backed Securities (Cost $146,636,830)		147,196,890

CERTIFICATES OF DEPOSIT — 0.1%
Wells Fargo Bank NA
1.35%, 10/06/17†	900,000	900,000

COMMERCIAL PAPER — 0.8%
AXA SA
1.36%, 11/08/17Ω	2,000,000	1,990,250
Chevron Corporation
1.05%, 08/29/17Ω	900,000	898,466
1.04%, 09/25/17Ω	2,000,000	1,995,079
Coca-Cola Co.
1.01%, 09/13/17Ω	1,800,000	1,796,300
1.37%, 04/12/18Ω	700,000	692,519

Total Commercial Paper (Cost $7,372,614)		7,372,614

CORPORATE BONDS — 24.3%
Abbott Laboratories
2.35%, 11/22/19	285,000	287,308
AbbVie, Inc.
1.80%, 05/14/18Δ	870,000	871,282
2.30%, 05/14/21	2,300,000	2,296,399
2.85%, 05/14/23	1,000,000	999,107
ADT Corporation
6.25%, 10/15/21	150,000	164,063
AES Corporation
4.20%, 06/01/19†	260,000	260,650
7.38%, 07/01/21	435,000	500,250

	Par	Value
Aetna, Inc.
1.70%, 06/07/18	$290,000	$290,178
Air Lease Corporation
2.63%, 09/04/18	640,000	644,938
3.88%, 04/01/21Δ	440,000	459,366
2.63%, 07/01/22	500,000	496,145
American Express Credit Corporation
1.88%, 05/03/19	390,000	390,073
2.20%, 03/03/20	735,000	738,774
American Honda Finance Corporation
1.70%, 02/22/19Δ	500,000	500,682
1.20%, 07/12/19	650,000	643,976
American Tower Corporation REIT
2.80%, 06/01/20	508,000	515,251
3.45%, 09/15/21	610,000	629,670
2.25%, 01/15/22	2,700,000	2,635,504
AmeriGas Partners LP
5.50%, 05/20/25	270,000	276,750
Amgen, Inc.
1.90%, 05/10/19	1,045,000	1,046,452
2.20%, 05/11/20	200,000	201,149
Amphenol Corporation
2.20%, 04/01/20	365,000	366,203
Anadarko Petroleum Corporation
4.85%, 03/15/21	560,000	598,206
Analog Devices, Inc.
3.50%, 12/05/26	315,000	318,073
Apache Corporation
3.25%, 04/15/22Δ	306,000	310,786
Arconic, Inc.
5.40%, 04/15/21Δ	500,000	526,875
Ares Capital Corporation
3.63%, 01/19/22	1,325,000	1,341,701
Astoria Financial Corporation
3.50%, 06/08/20	480,000	482,939
AT&T, Inc.
2.30%, 03/11/19	1,070,000	1,076,789
2.02%, 07/15/21†	2,800,000	2,830,632
Athene Global Funding
2.75%, 04/20/20 144A	545,000	546,410
Autodesk, Inc.
1.95%, 12/15/17	350,000	350,560
AutoZone, Inc.
1.63%, 04/21/19	280,000	278,396
Aviation Capital Group Corporation
4.63%, 01/31/18 144A	500,000	507,807
2.88%, 09/17/18 144A	2,000,000	2,019,804
2.88%, 01/20/22 144A	415,000	413,971
Bank of America Corporation
6.88%, 04/25/18	800,000	832,668
2.20%, 01/15/19†	280,000	283,578
2.65%, 04/01/19	2,500,000	2,531,179

See Notes to Financial Statements.

52

	Par	Value
2.15%, 11/09/20Δ	$195,000	$194,273
3.12%, 01/20/23†	495,000	500,963
2.15%, 04/24/23†	1,015,000	1,019,419
2.88%, 04/24/23†	780,000	782,313
3.50%, 04/19/26	325,000	326,721
Baxalta, Inc.
2.00%, 06/22/18	210,000	210,389
Becton Dickinson and Co.
2.13%, 06/06/19	1,275,000	1,277,533
2.40%, 06/05/20Δ	325,000	325,753
BGC Partners, Inc.
5.13%, 05/27/21	1,400,000	1,476,885
BMW US Capital LLC
1.50%, 04/11/19 144A	430,000	428,415
Boston Scientific Corporation
2.65%, 10/01/18	1,800,000	1,817,078
3.38%, 05/15/22	1,100,000	1,133,625
Branch Banking & Trust Co.
1.45%, 05/10/19	1,180,000	1,171,152
Broadcom Corporation
2.38%, 01/15/20 144A	2,530,000	2,535,222
3.63%, 01/15/24 144A	455,000	466,123
Burlington Northern Santa Fe LLC
3.40%, 09/01/24	500,000	520,995
CA, Inc.
3.60%, 08/15/22	205,000	207,537
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	840,457
Capital One Bank USA NA
2.25%, 02/13/19	500,000	501,527
Capital One Financial Corporation
2.17%, 03/09/22†	995,000	993,684
3.75%, 04/24/24	360,000	368,403
Capital One NA
2.35%, 01/31/20	1,030,000	1,030,954
Cardinal Health, Inc.
1.95%, 06/14/19	745,000	746,093
Caterpillar Financial Services Corporation
1.50%, 02/23/18Δ	300,000	299,687
1.90%, 03/22/19	640,000	642,571
1.67%, 01/10/20†	3,000,000	3,019,119
2.10%, 01/10/20	325,000	327,279
CBOE Holdings, Inc.
1.95%, 06/28/19	320,000	320,045
Celgene Corporation
2.13%, 08/15/18	310,000	311,282
CenturyLink, Inc.
5.63%, 04/01/20	530,000	562,627
Charter Communications Operating LLC
4.46%, 07/23/22	1,240,000	1,322,629
Chevron Corporation
1.69%, 02/28/19	390,000	390,367

	Par	Value
CIT Group, Inc.
5.50%, 02/15/19 144A	$67,000	$70,518
Citibank NA
2.00%, 03/20/19	870,000	873,457
2.10%, 06/12/20	1,050,000	1,050,773
Citigroup, Inc.
2.15%, 06/07/19†	1,000,000	1,009,595
2.45%, 01/10/20	820,000	825,414
2.75%, 04/25/22	1,100,000	1,099,487
2.63%, 09/01/23†	425,000	433,204
Citizens Bank NA
1.60%, 12/04/17	900,000	899,802
2.30%, 12/03/18	350,000	351,375
2.25%, 03/02/20	285,000	284,916
2.20%, 05/26/20	370,000	369,622
CNH Industrial Capital LLC
3.88%, 07/16/18	530,000	540,070
3.38%, 07/15/19Δ	275,000	280,156
3.88%, 10/15/21	145,000	149,169
Comcast Corporation
3.00%, 02/01/24	500,000	507,323
Community Health Systems, Inc.
5.13%, 08/01/21Δ	300,000	304,875
Compass Bank
1.85%, 09/29/17	500,000	500,139
Continental Airlines Class B Pass-Through Trust Series 2010-1
6.00%, 01/12/19	210,554	216,345
Crown Castle International Corporation REIT
4.88%, 04/15/22	325,000	355,419
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,539,585
D.R. Horton, Inc.
3.63%, 02/15/18	700,000	704,411
4.00%, 02/15/20	1,100,000	1,142,999
Daimler Finance North America LLC
2.00%, 08/03/18 144A	3,000,000	3,008,126
1.50%, 07/05/19 144A	1,090,000	1,079,938
2.20%, 05/05/20 144A	230,000	230,093
DCP Midstream Operating LP
2.70%, 04/01/19Δ	420,000	418,425
5.35%, 03/15/20 144A	275,000	287,375
Delta Air Lines, Inc.
2.88%, 03/13/20	465,000	471,384
3.63%, 03/15/22	185,000	190,119
Devon Energy Corporation
3.25%, 05/15/22Δ	115,000	114,419
Diamond 1 Finance Corporation
3.48%, 06/01/19 144AΔ	1,955,000	2,001,620
4.42%, 06/15/21 144A	300,000	316,546
5.88%, 06/15/21 144A	140,000	147,000

See Notes to Financial Statements.

53

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Discovery Communications LLC
4.38%, 06/15/21	$220,000	$232,419
DISH DBS Corporation
4.25%, 04/01/18	700,000	710,724
6.75%, 06/01/21	700,000	778,750
Dominion Energy, Inc.
1.50%, 09/30/18 144A	1,005,000	998,278
Dominion Resources, Inc.
2.96%, 07/01/19 STEP	200,000	203,088
2.58%, 07/01/20	335,000	336,971
DTE Energy Co.
1.50%, 10/01/19Δ	400,000	394,229
DXC Technology Co.
2.88%, 03/27/20 144AΔ	140,000	141,853
eBay, Inc.
2.50%, 03/09/18	280,000	281,664
2.15%, 06/05/20	950,000	950,692
2.09%, 01/30/23†	1,900,000	1,911,618
EI du Pont de Nemours & Co.
2.20%, 05/01/20Δ	365,000	367,131
Emera US Finance LP
2.15%, 06/15/19	250,000	249,886
Enbridge Energy Partners LP
4.38%, 10/15/20	625,000	658,318
Energy Transfer Equity LP
7.50%, 10/15/20	300,000	336,750
EnLink Midstream Partners LP
2.70%, 04/01/19Δ	685,000	683,788
Enterprise Products Operating LLC
1.65%, 05/07/18	75,000	74,953
Exelon Generation Co. LLC
2.95%, 01/15/20	70,000	71,121
Federal Express Corporation Pass-Through Trust Series 2012
2.63%, 01/15/18 144A	34,495	34,499
Fidelity National Information Services, Inc.
2.00%, 04/15/18	340,000	340,533
Fifth Third Bank
2.30%, 03/15/19Δ	370,000	372,411
FirstEnergy Corporation
2.75%, 03/15/18	1,000,000	1,006,527
2.85%, 07/15/22	257,000	257,055
Ford Motor Credit Co. LLC
2.10%, 01/09/18†	500,000	501,575
2.15%, 01/09/18	700,000	702,466
2.94%, 01/08/19Δ	1,300,000	1,317,191
2.06%, 03/12/19†	1,160,000	1,163,162
2.26%, 03/28/19Δ	265,000	265,834
2.02%, 05/03/19Δ	875,000	874,034
2.43%, 06/12/20Δ	1,135,000	1,135,435
2.56%, 03/28/22†	435,000	438,165
Fortive Corporation
1.80%, 06/15/19	200,000	198,661

	Par	Value
Freeport-McMoRan, Inc.
3.10%, 03/15/20	$400,000	$393,000
6.50%, 11/15/20	250,000	257,813
3.55%, 03/01/22	200,000	188,436
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	395,000	439,438
GameStop Corporation
6.75%, 03/15/21 144AΔ	350,000	365,400
General Motors Financial Co., Inc.
4.75%, 08/15/17	5,800,000	5,819,932
3.10%, 01/15/19	175,000	177,457
2.40%, 05/09/19	780,000	782,437
2.09%, 04/13/20†	1,010,000	1,015,571
2.65%, 04/13/20	740,000	743,934
2.71%, 01/14/22†	895,000	913,181
3.15%, 06/30/22Δ	1,770,000	1,774,741
Georgia-Pacific LLC
3.73%, 07/15/23 144AΔ	500,000	524,721
Glencore Funding LLC
2.52%, 01/15/19 144A†	680,000	686,385
Goldman Sachs Group, Inc.
2.28%, 11/15/18†	580,000	586,145
2.30%, 12/13/19	155,000	155,512
2.60%, 12/27/20Δ	1,115,000	1,121,606
2.35%, 11/15/21	260,000	256,766
3.00%, 04/26/22	1,770,000	1,784,556
2.27%, 06/05/23†Δ	1,490,000	1,491,980
Great Plains Energy, Inc.
2.50%, 03/09/20	629,000	635,279
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	93,000	103,346
HCA, Inc.
3.75%, 03/15/19	1,600,000	1,636,000
Hewlett Packard Enterprise Co.
2.45%, 10/05/17	658,000	659,685
2.85%, 10/05/18	2,581,000	2,603,879
HSBC USA, Inc.
1.79%, 11/13/19†	2,000,000	2,003,044
2.75%, 08/07/20	1,500,000	1,525,196
Hughes Satellite Systems Corporation
6.50%, 06/15/19	275,000	298,031
Huntington Bancshares, Inc.
2.30%, 01/14/22	450,000	443,714
Huntington National Bank
2.20%, 11/06/18	300,000	300,922
2.38%, 03/10/20Δ	940,000	943,929
Hyundai Capital America
2.40%, 10/30/18 144A	155,000	155,374
2.50%, 03/18/19 144A	710,000	712,480
2.55%, 04/03/20 144A	800,000	798,524
IAC/InterActiveCorp
4.88%, 11/30/18	234,000	236,223

See Notes to Financial Statements.

54

	Par	Value
International Lease Finance Corporation
5.88%, 04/01/19	$800,000	$850,012
6.25%, 05/15/19Δ	1,300,000	1,394,976
4.63%, 04/15/21Δ	350,000	373,178
Interpublic Group of Cos., Inc.
2.25%, 11/15/17	283,000	283,405
Iron Mountain, Inc. REIT
4.38%, 06/01/21 144A	435,000	452,400
J.B. Hunt Transport Services, Inc.
2.40%, 03/15/19	620,000	623,618
John Deere Capital Corporation
1.95%, 01/08/19	550,000	552,292
JPMorgan Chase & Co.
6.30%, 04/23/19	320,000	344,495
2.20%, 10/22/19	975,000	978,444
2.38%, 10/29/20†	5,900,000	6,028,779
1.88%, 06/01/21†	1,265,000	1,267,450
2.06%, 04/25/23†	680,000	680,996
KeyBank NA
1.70%, 06/01/18	900,000	901,109
2.35%, 03/08/19	440,000	442,964
Kinder Morgan Energy Partners LP
6.50%, 04/01/20	90,000	99,075
3.50%, 03/01/21Δ	325,000	333,064
5.00%, 10/01/21	300,000	322,496
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 144A	2,300,000	2,348,065
Kinder Morgan, Inc.
2.00%, 12/01/17	210,000	210,134
3.05%, 12/01/19	290,000	295,203
Kraft Heinz Foods Co.
2.00%, 07/02/18	1,830,000	1,835,081
Lam Research Corporation
2.75%, 03/15/20	203,000	205,713
Lehman Escrow Bonds
0.00%, 01/18/12Ω#	600,000	37,500
0.00%, 12/28/17+Ω#	2,600,000	—
Lennar Corporation
4.50%, 06/15/19	1,100,000	1,141,250
4.13%, 01/15/22Δ	1,250,000	1,296,875
4.50%, 04/30/24	320,000	331,552
Masco Corporation
5.95%, 03/15/22	683,000	771,799
Metropolitan Life Global Funding I
1.95%, 12/03/18 144A	670,000	670,919
Moody’s Corporation
2.75%, 12/15/21	255,000	257,404
Morgan Stanley
2.45%, 02/01/19	560,000	563,956
1.89%, 07/23/19†	940,000	946,913
2.38%, 07/23/19	1,253,000	1,262,307

	Par	Value
2.31%, 01/27/20†	$1,350,000	$1,370,936
2.75%, 05/19/22	275,000	275,127
Motorola Solutions, Inc.
3.50%, 09/01/21	1,900,000	1,961,014
National Oilwell Varco, Inc.
1.35%, 12/01/17Δ	660,000	659,179
National Retail Properties, Inc. REIT
5.50%, 07/15/21	151,000	165,853
Navient Corporation
5.50%, 01/15/19	1,800,000	1,878,750
8.00%, 03/25/20Δ	200,000	224,000
6.63%, 07/26/21	400,000	431,500
6.50%, 06/15/22Δ	390,000	413,888
New York Life Global Funding
1.55%, 11/02/18 144A	710,000	708,911
Newell Brands, Inc.
2.15%, 10/15/18	240,000	240,683
2.60%, 03/29/19	121,000	122,231
Newmont Mining Corporation
3.50%, 03/15/22	280,000	289,849
NextEra Energy Capital Holdings, Inc.
1.65%, 09/01/18	230,000	229,370
Nissan Motor Acceptance Corporation
1.95%, 09/12/17 144A	520,000	520,265
2.00%, 03/08/19 144A	6,120,000	6,126,184
2.25%, 01/13/20 144A	310,000	310,874
Northwest Airlines Class G-2 Pass-Through Trust Series 2002-1
6.26%, 11/20/21	71,407	76,316
Nuance Communications, Inc.
5.38%, 08/15/20 144A	274,000	279,138
NuStar Logistics LP
6.75%, 02/01/21	250,000	273,750
NUVEEN FINANCE LLC
2.95%, 11/01/19 144A	1,400,000	1,420,803
NVIDIA Corporation
2.20%, 09/16/21	520,000	514,715
ONEOK, Inc.
4.25%, 02/01/22	300,000	311,250
Oracle Corporation
1.90%, 09/15/21	1,100,000	1,090,983
Pennsylvania Electric Co.
5.20%, 04/01/20	500,000	528,568
Penske Truck Leasing Co. LP
3.38%, 03/15/18 144A	2,900,000	2,934,284
2.50%, 06/15/19 144A	190,000	191,053
3.20%, 07/15/20 144A	1,000,000	1,026,284
3.38%, 02/01/22 144AΔ	650,000	666,529
PepsiCo, Inc.
1.35%, 10/04/19	320,000	317,279

See Notes to Financial Statements.

55

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Pioneer Natural Resources Co.
6.88%, 05/01/18	$400,000	$416,105
Plains All American Pipeline LP
6.50%, 05/01/18	900,000	932,276
Prudential Financial, Inc.
1.96%, 08/15/18†	500,000	503,364
QEP Resources, Inc.
6.88%, 03/01/21	155,000	161,587
QUALCOMM, Inc.
1.85%, 05/20/19	485,000	486,239
Radian Group, Inc.
5.25%, 06/15/20	270,000	287,550
Regency Energy Partners LP
5.88%, 03/01/22Δ	325,000	358,364
Reliance Standard Life Global Funding II
2.15%, 10/15/18 144A	1,490,000	1,493,484
Rockies Express Pipeline LLC
6.00%, 01/15/19 144A	285,000	298,538
Rockwell Collins, Inc.
1.95%, 07/15/19	535,000	536,050
S&P Global, Inc.
2.50%, 08/15/18	270,000	271,958
3.30%, 08/14/20	800,000	820,750
Sabine Pass Liquefaction LLC
5.63%, 02/01/21Δ	1,170,000	1,274,717
6.25%, 03/15/22Δ	1,100,000	1,246,834
Santander Holdings USA, Inc.
3.70%, 03/28/22 144A	815,000	826,409
Seagate HDD Cayman
3.75%, 11/15/18	660,000	676,252
4.25%, 03/01/22 144A	535,000	544,377
Sherwin-Williams Co. (The)
2.25%, 05/15/20	925,000	927,708
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	470,000	476,025
SLM Corporation
5.13%, 04/05/22	580,000	593,050
Smithfield Foods, Inc.
2.70%, 01/31/20 144A	250,000	251,629
Southern California Edison Co.
1.85%, 02/01/22	1,071,428	1,058,301
Southern Co.
2.95%, 07/01/23	1,500,000	1,492,417
Sprint Communications, Inc.
9.00%, 11/15/18 144A	313,000	340,093
Sprint Spectrum Co., LLC
3.36%, 09/20/21 144A	1,270,000	1,284,288
Stanley Black & Decker, Inc.
2.45%, 11/17/18	530,000	535,340
Starwood Property Trust, Inc. REIT
5.00%, 12/15/21 144A	275,000	286,687

	Par	Value
Stryker Corporation
2.00%, 03/08/19	$550,000	$551,744
Synchrony Bank
3.00%, 06/15/22	490,000	488,346
Synchrony Financial
1.88%, 08/15/17	3,050,000	3,050,726
2.60%, 01/15/19Δ	370,000	372,107
3.00%, 08/15/19	390,000	395,692
2.40%, 02/03/20†	950,000	957,534
Targa Resources Partners LP
4.13%, 11/15/19	150,000	152,437
Tech Data Corporation
3.70%, 02/15/22	390,000	398,374
TECO Finance, Inc.
1.76%, 04/10/18†	1,500,000	1,503,644
Tenet Healthcare Corporation
6.25%, 11/01/18	275,000	290,194
Thermo Fisher Scientific, Inc.
2.15%, 12/14/18	200,000	200,821
3.30%, 02/15/22	1,900,000	1,965,355
TimeWarner Cable LLC
6.75%, 07/01/18	1,000,000	1,046,459
Toyota Motor Credit Corporation
1.70%, 02/19/19	490,000	490,699
Unit Corporation
6.63%, 05/15/21	175,000	168,438
United States Steel Corporation
8.38%, 07/01/21 144A	1,410,000	1,554,525
UnitedHealth Group, Inc.
1.90%, 07/16/18	420,000	421,609
US Airways Class B Pass-Through Trust Series 2011-1B
9.75%, 10/22/18	653,551	725,441
US Airways Class B Pass-Through Trust Series 2012-1B
8.00%, 10/01/19	250,904	271,930
Verizon Communications, Inc.
1.72%, 05/22/20†	1,480,000	1,481,732
2.95%, 03/15/22 144A	710,000	715,713
2.25%, 03/16/22†	1,275,000	1,290,831
Volkswagen Group of America Finance LLC
1.60%, 11/20/17 144A	1,370,000	1,369,140
Vulcan Materials Co.
1.85%, 06/15/20†	645,000	645,234
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	790,000	802,854
WEA Finance LLC REIT
2.70%, 09/17/19 144A	260,000	262,283
Wells Fargo & Co.
2.11%, 02/11/22†	755,000	761,782
3.07%, 01/24/23	1,470,000	1,491,539

See Notes to Financial Statements.

56

	Par	Value
West Corporation
4.75%, 07/15/21 144A	$310,000	$316,588
Williams Partners LP
4.00%, 11/15/21Δ	162,000	168,718
WR Grace & Co-Conn
5.13%, 10/01/21 144A	135,000	145,125
Xilinx, Inc.
2.95%, 06/01/24Δ	165,000	165,596
ZF North America Capital, Inc.
4.50%, 04/29/22 144A	300,000	316,125
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/18	3,610,000	3,617,197
2.70%, 04/01/20	190,000	191,854
Zoetis, Inc.
3.45%, 11/13/20	300,000	310,494

Total Corporate Bonds (Cost $228,055,093)		229,936,043

FOREIGN BONDS — 17.5%
Australia — 1.4%
Asciano Finance, Ltd.
5.00%, 04/07/18 144A	1,500,000	1,527,646
Australia & New Zealand Banking Group, Ltd.
2.05%, 09/23/19	975,000	975,749
Commonwealth Bank of Australia
2.05%, 03/15/19Δ	590,000	590,760
Macquarie Group, Ltd.
4.88%, 08/10/17 144A	355,000	356,129
National Australia Bank, Ltd.
2.25%, 03/16/21 144AΔ	1,500,000	1,498,116
Suncorp-Metway, Ltd.
2.10%, 05/03/19 144A	1,700,000	1,696,549
2.35%, 04/27/20 144A	420,000	419,166
Virgin Australia Pass-Through Trust Series 2013-1A
5.00%, 10/23/23 144A	375,405	392,299
Westpac Banking Corporation
1.95%, 11/23/18	1,270,000	1,272,753
1.60%, 08/19/19	1,760,000	1,746,873
2.15%, 03/06/20	1,245,000	1,247,918
2.10%, 02/25/21 144A	1,500,000	1,493,252
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	400,000	422,311

		13,639,521

Bermuda — 0.0%
Enstar Group, Ltd.
4.50%, 03/10/22Δ	275,000	284,011

	Par	Value
Canada — 1.5%
Air Canada Class C Pass-Through Trust Series 2013-1C
6.63%, 05/15/18 144A	$710,000	$733,963
Bank of Nova Scotia
1.88%, 04/26/21	3,035,000	3,007,169
Canadian Natural Resources, Ltd.
1.75%, 01/15/18Δ	480,000	480,023
Enbridge, Inc.
2.90%, 07/15/22	365,000	364,693
Glencore Finance Canada, Ltd.
2.70%, 10/25/17 144A	1,031,000	1,032,623
National Bank of Canada
1.76%, 01/17/20†	400,000	401,408
Province of Alberta Canada
1.90%, 12/06/19	1,000,000	1,002,680
1.75%, 08/26/20 144A	1,000,000	995,327
Province of Ontario Canada
2.40%, 02/08/22	1,000,000	1,008,371
Royal Bank of Canada
1.63%, 04/15/19	1,320,000	1,314,646
2.20%, 09/23/19	247,000	248,032
2.10%, 10/14/20	1,050,000	1,048,700
Toronto-Dominion Bank
2.50%, 01/18/22 144A	2,600,000	2,619,714
TransCanada PipeLines, Ltd.
3.13%, 01/15/19	115,000	117,054

		14,374,403

Chile — 0.1%
Itau CorpBanca
3.88%, 09/22/19 144A	500,000	516,041

China — 0.5%
Alibaba Group Holding, Ltd.
1.63%, 11/28/17 144A	200,000	200,043
Baidu, Inc.
2.25%, 11/28/17	1,940,000	1,944,646
2.88%, 07/06/22	485,000	482,663
CNOOC Finance 2013, Ltd.
1.75%, 05/09/18Δ	1,000,000	998,715
Sinopec Group Overseas Development 2017, Ltd.
2.38%, 04/12/20 144AΔ	970,000	970,881

		4,596,948

Denmark — 2.0%
AP Moeller - Maersk A/S
2.55%, 09/22/19 144A	670,000	674,951
BRFkredit A/S
1.00%, 01/01/18(D)	17,400,000	2,692,878

See Notes to Financial Statements.

57

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Nordea Kredit Realkreditaktieselskab
2.00%, 01/01/18(D)	$103,000,000	$16,031,942

		19,399,771

Finland — 0.1%
Nokie OYJ
5.38%, 05/15/19Δ	79,000	83,764
3.38%, 06/12/22	635,000	641,414

		725,178

France — 1.7%
BNP Paribas SA
2.95%, 05/23/22 144A	240,000	242,664
3.80%, 01/10/24 144A	335,000	349,379
BPCE SA
2.39%, 05/22/22 144A†	545,000	550,218
2.08%, 05/31/22†	1,560,000	1,559,632
Credit Agricole Corporate and Investment Bank
1.54%, 07/12/17†	750,000	750,049
Credit Agricole SA
3.38%, 01/10/22 144AΔ	680,000	698,915
Dexia Credit Local SA
2.25%, 02/18/20	2,100,000	2,104,733
Engie SA
1.50%, 07/20/17(E)	2,000,000	2,286,157
France Treasury Bill BTF
0.00%, 08/30/17(E)Ω	6,650,000	7,602,369

		16,144,116

Germany — 1.2%
Erste Abwicklungsanstalt
1.43%, 03/09/20†	6,000,000	6,020,955
IHO Verwaltungs GmbH Cash coupon 4.13% or PIK
4.88%, 09/15/21 144A	400,000	408,500
KFW
1.88%, 11/30/20Δ	1,095,000	1,096,100
State of North Rhine-Westphalia Germany
1.50%, 09/17/18†	4,000,000	4,011,164

		11,536,719

India — 0.1%
Export-Import Bank of India
3.88%, 10/02/19	1,000,000	1,028,785
2.75%, 04/01/20	300,000	300,248

		1,329,033

Ireland — 0.8%
AerCap Ireland Capital DAC
4.63%, 10/30/20	650,000	691,333
3.50%, 05/26/22Δ	460,000	472,592
Johnson Controls International PLC
1.40%, 11/02/17	130,000	129,926

	Par	Value
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	$4,565,000	$4,546,254
2.40%, 09/23/21	890,000	880,498
2.88%, 09/23/23	200,000	198,515
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	383,293
Willis Towers Watson PLC
5.75%, 03/15/21	34,000	37,541

		7,339,952

Israel — 0.2%
Israel Electric Corporation, Ltd.
5.63%, 06/21/18	1,500,000	1,550,250

Italy — 0.1%
Intesa Sanpaolo SpA
5.02%, 06/26/24 144A	200,000	203,128
Telecom Italia Capital SA
7.00%, 06/04/18	200,000	209,250
Wind Acquisition Finance SA
4.75%, 07/15/20 144A	830,000	840,790

		1,253,168

Japan — 0.9%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.26%, 09/14/18 144A†	800,000	806,958
Daiwa Securities Group, Inc.
3.13%, 04/19/22 144AΔ	435,000	438,506
Japan Finance Organization for Municipalities
1.50%, 09/12/17	200,000	199,859
Mitsubishi UFJ Financial Group, Inc.
3.00%, 02/22/22Δ	198,000	201,071
Mitsubishi UFJ Trust & Banking Corporation
2.65%, 10/19/20 144A	700,000	704,785
Mizuho Bank, Ltd.
1.70%, 09/25/17 144A	700,000	700,363
2.00%, 10/03/17†	750,000	751,386
2.40%, 03/26/20 144A	510,000	510,665
Mizuho Financial Group, Inc.
2.14%, 02/28/22†	805,000	809,322
2.95%, 02/28/22	245,000	247,270
Sumitomo Mitsui Banking Corporation
1.76%, 10/19/18	400,000	399,520
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	1,100,000	1,082,092
2.85%, 01/11/22Δ	335,000	338,915
Sumitomo Mitsui Trust Bank, Ltd.
2.05%, 03/06/19 144A	870,000	870,207

See Notes to Financial Statements.

58

	Par	Value
2.05%, 10/18/19 144A	$520,000	$518,682

		8,579,601

Luxembourg — 0.1%
ArcelorMittal
5.75%, 08/05/20Δ	500,000	540,625
6.75%, 02/25/22Δ	375,000	423,750

		964,375

Mexico — 0.0%
Petroleos Mexicanos
3.50%, 07/18/18	283,000	287,132

Netherlands — 2.1%
ABN AMRO Bank NV
2.10%, 01/18/19 144A	1,745,000	1,749,472
Bank Nederlandse Gemeenten NV
1.25%, 06/25/18	2,000,000	1,996,356
Deutsche Telekom International Finance BV
2.23%, 01/17/20 144A	620,000	621,313
2.82%, 01/19/22 144A	985,000	991,675
Enel Finance International NV
2.88%, 05/25/22 144A	200,000	200,504
ING Bank NV
2.00%, 11/26/18 144A	1,010,000	1,011,046
2.30%, 03/22/19 144A	360,000	361,796
5.80%, 09/25/23 144A	755,000	853,667
ING Groep NV
2.45%, 03/29/22†	365,000	371,268
LeasePlan Corporation NV
2.50%, 05/16/18 144A	700,000	702,017
2.88%, 01/22/19 144A	2,500,000	2,508,868
Mondelez International Holdings Netherlands BV
1.63%, 10/28/19 144A	560,000	555,052
Mylan NV
2.50%, 06/07/19 144A	610,000	615,161
Nederlandse Waterschapsbank NV
1.28%, 10/13/17†	6,000,000	6,002,511
NXP BV
4.13%, 06/01/21 144A	620,000	654,410
3.88%, 09/01/22 144A	200,000	208,750

		19,403,866

New Zealand — 0.2%
BNZ International Funding, Ltd.
1.90%, 02/26/18 144A	2,000,000	2,002,116

Norway — 0.2%
DNB Boligkreditt AS
2.00%, 05/28/20 144A	1,500,000	1,499,310

Peru — 0.1%
Banco de Credito del Peru
2.25%, 10/25/19 144A	220,000	220,869

	Par	Value
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	$690,000	$700,005

		920,874

Singapore — 0.7%
DBS Bank, Ltd.
3.63%, 09/21/22†	200,000	200,663
ST Engineering Financial I, Ltd.
4.80%, 07/16/19Δ	6,000,000	6,329,838

		6,530,501

South Korea — 0.9%
Hyundai Capital Services, Inc.
1.63%, 08/30/19 144A	520,000	510,366
3.00%, 03/06/22 144A	550,000	548,425
Industrial Bank of Korea
2.38%, 07/17/17	2,500,000	2,500,278
KEB Hana Bank
3.50%, 10/25/17	800,000	804,342
Korea Western Power Co., Ltd.
2.88%, 10/10/18Δ	3,000,000	3,026,225
KT Corporation
2.63%, 04/22/19	800,000	806,113

		8,195,749

Sweden — 0.2%
Stadshypotek AB
2.50%, 04/05/22 144A	1,000,000	1,005,037
Svenska Handelsbanken AB
1.50%, 09/06/19	835,000	826,918

		1,831,955

Switzerland — 0.9%
Credit Suisse Group AG
3.57%, 01/09/23 144A	570,000	584,706
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21†	1,500,000	1,574,558
3.80%, 09/15/22	450,000	468,092
UBS AG
2.38%, 08/14/19	250,000	252,353
2.20%, 06/08/20 144A	1,790,000	1,792,572
4.75%, 05/22/23†	600,000	612,845
UBS Group Funding Switzerland AG
2.94%, 04/14/21 144A†	900,000	932,437
2.41%, 05/23/23 144A†Δ	1,455,000	1,478,034
3.49%, 05/23/23 144AΔ	450,000	460,911

		8,156,508

Taiwan — 0.0%
TSMC Global, Ltd.
1.63%, 04/03/18 144A	370,000	369,321

See Notes to Financial Statements.

59

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
United Arab Emirates — 0.1%
ADCB Finance Cayman, Ltd.
3.00%, 03/04/19	$1,000,000	$1,011,036

United Kingdom — 1.4%
Barclays Bank PLC
1.71%, 03/16/18†	800,000	799,870
Barclays PLC
3.29%, 08/10/21†	700,000	734,515
3.68%, 01/10/23	310,000	318,407
4.38%, 09/11/24	785,000	795,645
BP Capital Markets PLC
1.68%, 05/03/19	367,000	365,863
2.52%, 01/15/20	79,000	80,130
HBOS PLC
1.92%, 09/06/17†	1,000,000	999,590
HSBC Holdings PLC
2.95%, 05/25/21	650,000	658,627
3.26%, 03/13/23†	555,000	565,884
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 144A	300,000	304,875
Lloyds Banking Group PLC
3.00%, 01/11/22	480,000	485,250
4.50%, 11/04/24	745,000	777,020
Pentair Finance SA
2.90%, 09/15/18	353,000	356,749
Royal Bank of Scotland Group PLC
2.65%, 05/15/23†	1,580,000	1,593,883
Santander UK Group Holdings PLC
2.88%, 08/05/21	3,700,000	3,711,836
Santander UK PLC
2.50%, 03/14/19	370,000	373,087
Standard Chartered PLC
2.10%, 08/19/19 144A	580,000	578,166

		13,499,397

Total Foreign Bonds (Cost $163,908,803)		165,940,852

MORTGAGE-BACKED SECURITIES — 19.9%
American Home Mortgage Assets Trust Series 2006-5
1.65%, 11/25/46†	763,762	410,081
American Home Mortgage Investment Trust Series 2004-3
3.28%, 10/25/34†	119,450	120,225
Americold LLC Series 2010-ARTA
2.64%, 01/14/29 144A†	1,536,260	1,540,078
3.85%, 01/14/29 144A	701,432	723,843
AOA Mortgage Trust Series 2015-1177
2.96%, 12/13/29 144A	780,000	796,761

	Par	Value
Apollo Trust Series 2009-1
2.92%, 10/03/40(A)†	$175,076	$133,465
Banc of America Commercial Mortgage Trust Series 2007-4
6.16%, 02/10/51†	423,200	423,344
Banc of America Commercial Mortgage Trust Series 2007-5
5.49%, 02/10/51	499,801	500,495
Banc of America Funding Trust Series 2006-J
3.56%, 01/20/47†	300,730	283,884
Banc of America Mortgage Trust Series 2003-L
3.62%, 01/25/34†	89,826	86,357
Banc of America Mortgage Trust Series 2004-2
6.50%, 10/25/31	45,619	48,089
Banc of America Mortgage Trust Series 2004-I
3.26%, 10/25/34†	172,396	172,328
BBCMS Trust Series 2015-RRI
2.41%, 05/15/32 144A†	2,103,959	2,106,645
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-8
3.43%, 01/25/34†	185,828	187,387
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-5
3.93%, 07/25/34†	200,386	198,780
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-7
3.41%, 10/25/34†	15,402	15,407
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2
3.26%, 03/25/35†	316,988	320,674
Bear Stearns ALT-4 Trust Series 2004-10
1.88%, 09/25/34†	1,268,371	1,229,508
Bear Stearns ALT-4 Trust Series 2004-13
1.96%, 11/25/34†	90,974	90,030
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18
6.08%, 06/11/50†	1,055,000	1,067,019
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26
5.51%, 01/12/45†	285,670	290,113
BLCP Hotel Trust Series 2014-CLRN
2.11%, 08/15/29 144A†	1,516,809	1,518,551

See Notes to Financial Statements.

60

	Par	Value
CDGJ Commercial Mortgage Trust Series 2014-BXCH
2.56%, 12/15/27 144A†	$465,417	$466,412
CFCRE Commercial Mortgage Trust Series 2017-C8
3.37%, 06/15/50	1,500,000	1,538,637
CGBAM Commercial Mortgage Trust Series 2015-SMRT
3.21%, 04/10/28 144A	850,000	861,216
CGDB Commercial Mortgage Trust Series 2017-BIO
1.80%, 05/15/30 144A†	770,000	771,522
Chicago Skyscraper Trust Series 2017-SKY
1.96%, 02/15/30 144A†	570,000	571,728
CHL Mortgage Pass-Through Trust Series 2004-29
1.76%, 02/25/35†	105,318	100,801
Citigroup Commercial Mortgage Trust Series 2013-SMP
2.11%, 01/12/30 144A	1,184,736	1,186,467
Citigroup Commercial Mortgage Trust Series 2015-SHP2
2.44%, 07/15/27 144A†	1,035,000	1,036,766
CLNS Trust Series 2017-IKPR
1.80%, 06/11/32 144A†	420,000	420,734
COBALT Commercial Mortgage Trust Series 2007-C3
6.06%, 05/15/46†	70,010	70,703
COMM Mortgage Trust Series 2013-CR12
2.90%, 10/10/46	2,055,000	2,083,287
COMM Mortgage Trust Series 2013-SFS
1.87%, 04/12/35 144A	482,349	475,331
COMM Mortgage Trust Series 2014-PAT
1.79%, 08/13/27 144A†	100,000	100,083
COMM Mortgage Trust Series 2014-TWC
1.98%, 02/13/32 144A†	1,728,000	1,732,735
COMM Mortgage Trust Series 2015-LC21
1.00%, 07/10/48 IO†	6,767,151	295,904
COMM Trust Series 2013-GAM
1.71%, 02/10/28 144A	693,599	689,820
Core Industrial Trust Series 2015-TEXW
3.08%, 02/10/34 144A	1,450,000	1,489,189
CSAIL Commercial Mortgage Trust Series 2016-C6
1.98%, 01/15/49 IO†	995,969	111,924

	Par	Value
CSMC Trust Series 2013-IVR2
1.55%, 04/25/43 144A†	$782,252	$744,656
CSMC Trust Series 2017-1
4.50%, 03/25/21	707,209	709,471
Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4
5.87%, 10/25/36 STEP	270,530	257,830
5.89%, 10/25/36 STEP	270,530	257,826
Eurosail-UK PLC Series 2007-4X
0.59%, 06/13/45(U)†	20,670	26,958
Fannie Mae Connecticut Avenue Securities Series 2013-C01
3.22%, 10/25/23†	301,076	304,585
Fannie Mae Connecticut Avenue Securities Series 2014-C01
2.82%, 01/25/24†	408,951	413,550
Fannie Mae Connecticut Avenue Securities Series 2014-C02
2.17%, 05/25/24†	424,939	426,632
Fannie Mae Connecticut Avenue Securities Series 2014-C03
2.42%, 07/25/24†	166,378	166,656
Fannie Mae Connecticut Avenue Securities Series 2016-C01
3.17%, 08/25/28†	1,389,358	1,406,581
Fannie Mae Connecticut Avenue Securities Series 2016-C02
3.37%, 09/25/28†	496,105	503,267
Fannie Mae Connecticut Avenue Securities Series 2016-C05
2.57%, 01/25/29†	706,563	712,447
Fannie Mae Connecticut Avenue Securities Series 2017-C02
2.37%, 09/25/29†	2,744,056	2,769,136
Fannie Mae Connecticut Avenue Securities Series 2017-C04
2.07%, 11/25/29†	2,171,293	2,180,980
FDIC Guaranteed Notes Trust Series 2010-S1
3.25%, 04/25/38 144A	198,529	199,856
FDIC Guaranteed Notes Trust Series 2010-S4
1.71%, 12/04/20 144A†	1,123,686	1,122,372
FDIC Trust Series 2010-R1
2.18%, 05/25/50 144A	286,566	287,353
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	27,470	28,185
5.00%, 02/01/19	33,177	34,040

See Notes to Financial Statements.

61

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.00%, 12/01/19	$86,929	$89,765
5.50%, 05/01/22	253,045	261,981
3.06%, 07/01/27†	6,549	6,901
2.85%, 11/01/31†	42,982	45,128
3.01%, 04/01/32†	6,506	6,817
3.00%, 07/17/32 TBA	4,100,000	4,210,507
2.89%, 06/01/33†	534,661	557,840
2.75%, 10/01/34†	115,470	122,493
3.48%, 08/01/35†	453,858	480,100
2.62%, 09/01/35†	220,068	230,744
2.93%, 10/01/35†	265,841	279,606
3.21%, 04/01/36†	336,530	352,400
Federal Home Loan Mortgage Corporation REMIC Series 3228
1.66%, 10/15/36†	1,974,009	1,984,783
Federal Home Loan Mortgage Corporation REMIC Series 3710
4.00%, 08/15/25 STEP	209,710	223,676
Federal Home Loan Mortgage Corporation REMIC Series 3959
4.50%, 11/15/41	526,313	564,362
Federal Home Loan Mortgage Corporation REMIC Series 3986
4.50%, 09/15/41	550,979	588,389
Federal Home Loan Mortgage Corporation REMIC Series 4274
3.50%, 10/15/35	463,508	481,064
Federal Home Loan Mortgage Corporation REMIC Series 4390
3.50%, 06/15/50	576,596	597,607
Federal Home Loan Mortgage Corporation REMIC Series 4446
3.50%, 12/15/50	1,138,399	1,181,779
Federal Home Loan Mortgage Corporation REMIC Series 4459
3.00%, 08/15/43	807,072	824,839
Federal Home Loan Mortgage Corporation REMIC Series 4482
3.00%, 06/15/42	465,417	477,013
Federal Home Loan Mortgage Corporation REMIC Series 4493
3.00%, 02/15/44	610,267	624,437
Federal Home Loan Mortgage Corporation REMIC Series 4494
3.75%, 10/15/42	759,413	795,814
Federal Home Loan Mortgage Corporation REMIC Series 4593
4.00%, 04/15/54	1,371,974	1,473,695

	Par	Value
Federal National Mortgage Association
5.00%, 07/01/19	$18,453	$18,953
5.00%, 05/01/21	120,619	123,584
5.00%, 11/01/21	57,407	58,818
3.74%, 09/01/23	2,838,787	3,019,863
2.67%, 12/01/24 CONV†	11,772	12,017
2.50%, 06/01/31	2,212,109	2,225,114
2.50%, 07/01/31	279,567	281,214
2.82%, 09/01/31†	52,465	54,728
2.50%, 10/01/31	500,050	502,993
2.50%, 11/01/31	3,908,798	3,930,036
2.50%, 12/01/31	1,033,000	1,037,752
2.50%, 01/01/32	1,263,458	1,269,849
2.50%, 02/01/32	342,482	344,058
2.50%, 04/01/32	500,000	502,300
2.50%, 07/01/32	893,235	901,798
2.50%, 07/17/32 TBA	14,267,000	14,343,135
3.50%, 07/17/32 TBA	2,675,000	2,783,463
4.00%, 07/17/32 TBA	1,445,000	1,494,785
4.50%, 07/17/32 TBA	510,000	521,714
2.30%, 08/01/32†	438,053	454,026
2.50%, 08/01/32	500,000	504,238
2.84%, 12/01/32†	356,260	379,033
2.64%, 04/01/33†	93,165	98,644
2.75%, 06/01/33†	55,572	59,178
3.26%, 06/01/33†	47,971	50,569
3.30%, 10/01/33†	133,827	141,203
3.19%, 12/01/33†	58,941	62,291
2.67%, 09/01/34†	185,202	196,975
2.60%, 10/01/34†	106,604	112,443
2.74%, 10/01/34†	133,263	141,805
3.27%, 02/01/35†	178,362	188,262
2.97%, 09/01/35†	260,347	274,129
3.32%, 12/01/35†	8,311	8,493
3.24%, 05/01/38†	2,125,863	2,249,486
1.89%, 08/01/42†	336,459	341,753
3.51%, 09/01/42†	886,348	925,307
2.72%, 07/01/43†	1,472,260	1,506,084
1.89%, 07/01/44†	185,488	188,538
1.89%, 10/01/44†	159,737	162,283
2.71%, 06/01/45†	1,580,200	1,610,120
Federal National Mortgage Association ACES Series 2015-M4
0.65%, 07/25/22 IO†	23,008,257	534,654
Federal National Mortgage Association ACES Series 2016-M6
1.79%, 06/25/19	1,437,726	1,439,582
Federal National Mortgage Association REMIC Series 2004-80
4.00%, 11/25/19	13,581	13,686

See Notes to Financial Statements.

62

	Par	Value
Federal National Mortgage Association REMIC Series 2006-98
1.65%, 10/25/36†	$298,941	$300,244
Federal National Mortgage Association REMIC Series 2007-100
1.77%, 10/25/37†	578,277	583,028
Federal National Mortgage Association REMIC Series 2010-72
1.94%, 07/25/40†	1,357,699	1,377,958
Federal National Mortgage Association REMIC Series 2011-48
4.00%, 06/25/26 STEP	308,901	325,496
Federal National Mortgage Association REMIC Series 2011-87
1.77%, 09/25/41†	1,679,813	1,696,995
Federal National Mortgage Association REMIC Series 2012-79
1.67%, 07/25/42†	404,064	406,579
Federal National Mortgage Association REMIC Series 2015-38
1.31%, 06/25/55†	622,929	621,352
Federal National Mortgage Association REMIC Series 2016-11
1.50%, 03/25/46†	3,371,796	3,376,210
Federal National Mortgage Association REMIC Series 2016-40
1.45%, 07/25/46†	3,867,225	3,865,630
FHLMC Multifamily Structured Pass Through Certificates Series KIR2
2.75%, 03/25/27	506,625	514,346
FHLMC Multifamily Structured Pass Through Certificates Series KP03
1.78%, 07/25/19	2,308,870	2,310,941
FHLMC Multifamily Structured Pass Through Certificates Series KW01
1.12%, 01/25/26 IO†	2,679,777	172,062
FHLMC Structured Agency Credit Risk Debt Notes Series 2013-DN2
2.67%, 11/25/23†	150,197	150,871
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2
2.47%, 10/25/28†	266,963	267,698
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA2
2.42%, 10/25/29†	2,091,203	2,122,132

	Par	Value
FHLMC Structured Pass-Through Certificates Series T-56
2.22%, 05/25/43†	$564,428	$577,982
FHLMC Structured Pass-Through Certificates Series T-61
2.09%, 07/25/44†	775,407	785,546
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1
3.13%, 06/25/34†	228,080	224,498
FNBA Mortgage Loan Trust Series 2004-AR1
1.61%, 08/19/34†	1,008,562	995,585
GAHR Commercial Mortgage Trust Series 2015-NRF
2.29%, 12/15/34 144A†	364,263	365,038
GE Commercial Mortgage Corporation Trust Series 2007-C1
5.48%, 12/10/49†	171,771	171,614
Giovecca Mortgages S.r.l. Series 2011-1
0.27%, 04/23/48(E)†	83,375	95,402
Gosforth Funding PLC Series 2016-1A
0.92%, 02/15/58 144A(U)†	859,823	1,124,788
Government National Mortgage Association
2.13%, 06/20/21†	1,497	1,527
2.38%, 03/20/22†	85,377	87,047
2.38%, 01/20/23†	15,487	15,924
2.13%, 05/20/24†	31,009	31,842
2.13%, 07/20/25†	41,476	42,655
2.13%, 08/20/25†	10,909	11,224
2.25%, 11/20/25†	38,538	39,652
2.25%, 12/20/26†	53,460	55,124
2.13%, 07/20/27†	1,284	1,325
2.25%, 10/20/27†	20,740	21,412
8.50%, 10/15/29	22,074	22,657
8.50%, 03/15/30	552	554
8.50%, 04/15/30	4,519	4,599
8.50%, 05/15/30	59,485	61,951
2.13%, 05/20/30†	32,588	33,740
8.50%, 07/15/30	45,776	48,656
8.50%, 08/15/30	6,516	6,720
8.50%, 11/15/30	7,322	7,673
8.50%, 12/15/30	26,586	30,190
8.50%, 02/15/31	15,826	16,496
Government National Mortgage Association Series 2000-9
1.77%, 02/16/30†	56,084	56,552

See Notes to Financial Statements.

63

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Government National Mortgage Association Series 2007-30
1.51%, 05/20/37†	$157,837	$157,598
Government National Mortgage Association Series 2011-H08
1.59%, 02/20/61†	1,303,541	1,307,441
Government National Mortgage Association Series 2013-H13
1.51%, 05/20/63†	2,038,038	2,045,959
Government National Mortgage Association Series 2016-H07
1.76%, 02/20/66†	1,254,910	1,260,798
Government National Mortgage Association Series 2016-H22
1.76%, 10/20/66†	2,481,505	2,499,367
Government National Mortgage Association Series 2017-H09
2.55%, 04/20/67†	3,008,531	3,106,934
Government National Mortgage Association Series 2017-H10
2.55%, 04/20/67†	3,501,011	3,616,518
GRACE Mortgage Trust Series 2014-GRCE
3.37%, 06/10/28 144A	1,250,000	1,299,481
GreenPoint Mortgage Funding Trust Series 2005-AR5
1.49%, 11/25/45†	168,580	149,376
GreenPoint Mortgage Funding Trust Series 2006-OH1
1.40%, 01/25/37†	524,937	487,176
GS Mortgage Securities Trust Series 2013-GC13
3.72%, 07/10/46†	2,700,000	2,836,444
GSR Mortgage Loan Trust Series 2004-11
3.52%, 09/25/34†	287,431	291,919
GSR Mortgage Loan Trust Series 2005-AR6
3.11%, 09/25/35†	185,292	188,813
Impac CMB Trust Series 2003-1
2.02%, 03/25/33†	184,063	181,006
IndyMac INDX Mortgage Loan Trust Series 2006-AR12
1.41%, 09/25/46†	618,872	547,830
IndyMac INDX Mortgage Loan Trust Series 2007-FLX3
1.29%, 06/25/37†	334,591	253,060

	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4
4.11%, 07/15/46 144A	$1,318,174	$1,340,987
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX
3.48%, 06/15/45	1,310,000	1,363,863
3.48%, 06/15/45 144A	800,000	832,894
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FL6
2.56%, 11/15/31 144A†	140,695	141,073
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4
0.96%, 12/15/49 IO†	1,993,219	95,975
JP Morgan Mortgage Trust Series 2005-A1
3.50%, 02/25/35†	47,515	47,165
JP Morgan Mortgage Trust Series 2013-1
2.50%, 03/25/43 144A†	248,486	247,914
JP Morgan Mortgage Trust Series 2016-2
2.68%, 06/25/46 144A†	1,228,417	1,234,085
JP Morgan Mortgage Trust Series 2017-1
3.50%, 01/25/47 144A†	2,987,236	3,064,397
JP Morgan Mortgage Trust Series 2017-2
3.00%, 05/25/47 144A†	1,486,779	1,503,211
LB-UBS Commercial Mortgage Trust Series 2007-C6
6.11%, 07/15/40†	1,309,437	1,311,141
LB-UBS Commercial Mortgage Trust Series 2007-C7
6.41%, 09/15/45†	2,130,000	2,157,898
LSTAR Commercial Mortgage Trust Series 2017-5
2.42%, 03/10/50 144A	2,437,450	2,445,868
Luminent Mortgage Trust Series 2006-7
1.19%, 12/25/36†	591,079	521,625
MASTR Adjustable Rate Mortgages Trust Series 2003-6
3.30%, 12/25/33†	270,698	270,440
Merrill Lynch Mortgage Investors Trust Series 2004-1
3.08%, 12/25/34†	293,647	295,202

See Notes to Financial Statements.

64

	Par	Value
Merrill Lynch Mortgage Investors Trust Series 2006-1
3.01%, 02/25/36†	$336,142	$335,250
Mill City Mortgage Loan Trust Series 2016-1
2.50%, 04/25/57 144A†	1,452,716	1,459,142
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12
3.82%, 10/15/46	1,500,000	1,581,416
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9
2.66%, 05/15/46	300,000	304,984
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22
3.04%, 04/15/48	2,000,000	2,045,967
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32
0.92%, 12/15/49 IO†	1,992,491	108,071
Morgan Stanley Capital I Trust Series 2014-CPT
3.35%, 07/13/29 144A	815,000	846,244
National RMBS Trust Series 2012-2
2.72%, 06/20/44(A)†	192,942	148,910
NCUA Guaranteed Notes Trust Series 2010-R3
1.64%, 12/08/20†	2,002,502	2,013,926
NCUA Guaranteed Notes Trust Series 2011-C1
1.72%, 03/09/21†	902,854	901,205
New Residential Mortgage Loan Trust Series 2017-3
4.00%, 04/25/57 144A†	2,581,924	2,709,284
New Residential Mortgage Loan Trust Series 2017-4
4.00%, 05/25/57 144A†	2,790,000	2,790,000
RAIT Trust Series 2017-FL7
2.10%, 06/15/37 144A†	380,000	380,150
Resource Capital Corporation, Ltd. Series 2017-CRE5
1.89%, 07/15/34 144A†	540,000	540,000
RFMSI Trust Series 2003-S9
6.50%, 03/25/32	9,914	10,233
Rochester Financing No. 1 PLC Series 1
1.79%, 07/16/46(U)†	242,023	317,105
Sequoia Mortgage Trust Series 2012-1
2.87%, 01/25/42†	163,035	165,441
Sequoia Mortgage Trust Series 2013-1
1.45%, 02/25/43†	343,272	336,121

	Par	Value
Sequoia Mortgage Trust Series 2013-4
1.55%, 04/25/43†	$458,173	$447,853
Springleaf Mortgage Loan Trust Series 2013-2A
1.78%, 12/25/65 144A†	140,126	140,194
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10
3.35%, 08/25/34†	368,016	361,487
1.52%, 09/25/34†	88,924	83,430
Structured Asset Mortgage Investments II Trust Series 2005-AR5
1.46%, 07/19/35†	89,394	85,626
Structured Asset Mortgage Investments II Trust Series 2005-AR8
1.50%, 02/25/36†	476,470	438,231
TBW Mortgage-Backed Trust Series 2007-2
6.01%, 07/25/37 STEP	312,411	235,628
TORRENS Trust Series 2013-1
2.57%, 04/12/44(A)†	951,951	730,689
Waldorf Astoria Boca Raton Trust Series 2016-BOCA
2.51%, 06/15/29 144A†	210,000	210,701
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6
2.13%, 06/25/42†	12,882	12,445
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR8
2.70%, 08/25/33†	294,612	301,402
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2
1.53%, 01/25/45†	477,693	467,271
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19
1.47%, 01/25/47†	451,928	367,936
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5
1.71%, 06/25/46†	879,147	848,494
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1
3.00%, 02/25/37†	345,800	316,739

See Notes to Financial Statements.

65

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY5
2.85%, 05/25/37†	$392,245	$322,380
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY7
2.85%, 07/25/37†	1,092,686	909,488
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA5
1.57%, 05/25/47†	145,809	30,614
Wells Fargo Commercial Mortgage Trust Series 2010-C1
3.35%, 11/15/43 144A	650,675	663,477
Wells Fargo Commercial Mortgage Trust Series 2014-LC16
3.48%, 08/15/50	200,000	209,088
Wells Fargo Commercial Mortgage Trust Series 2014-NXS5
2.71%, 01/15/59 144A†	2,000,000	2,059,930
Wells Fargo Commercial Mortgage Trust Series 2014-TISH
3.91%, 01/15/27 144A†	790,000	780,268
2.19%, 02/15/27 144A†	550,000	549,458
Wells Fargo Mortgage-Backed Securities Trust Series 2004-EE
3.24%, 12/25/34†	225,538	228,679
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16
3.37%, 08/25/33†	45,549	46,851

Total Mortgage-Backed Securities (Cost $189,651,561)		188,324,181

MUNICIPAL BONDS — 1.5%
California Earthquake Authority, Revenue Bond
2.81%, 07/01/19	1,300,000	1,309,087
Energy Northwest, Columbia Generating Station, Revenue Bond, Series 2014-B
1.79%, 07/01/18	400,000	401,424
New York City Transitional Finance Authority Future Tax Secured, Revenue Bond
1.90%, 02/01/20	4,560,000	4,554,232

	Par	Value
State of California, General Obligation, Series B
1.62%, 12/01/31†	$3,000,000	$3,036,540
State of California, General Obligation, Series C
2.01%, 04/01/47†	1,500,000	1,505,670
State of Texas, General Obligation, Series C-2
1.63%, 06/01/19†	3,300,000	3,299,472

Total Municipal Bonds (Cost $14,068,389)		14,106,425

	Notional Amount
PURCHASED OPTION — 0.0%
Call Swaption — 0.0%
3-Month LIBOR, Strike Price 1.67%, Expires 09/06/17 (MSCS)
(Cost $18,707)	13,100,000	18,061

	Par
U.S. TREASURY OBLIGATIONS — 19.3%
U.S. Treasury Bills
1.00%, 11/09/17Ω	9,000,000	8,966,286
1.19%, 05/24/18ΩΔ	5,000,000	4,946,377

		13,912,663

U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/20‡‡	5,700,000	5,962,988
0.13%, 04/15/22‡‡Δ	9,900,000	9,912,152

		15,875,140

U.S. Treasury Notes
0.88%, 01/31/18‡‡	1,155,000	1,153,043
0.88%, 03/31/18	4,500,000	4,487,432
0.88%, 05/31/18	1,090,000	1,086,189
0.63%, 06/30/18	18,500,000	18,382,941
1.00%, 08/15/18	15,000,000	14,950,493
1.00%, 09/15/18‡‡	5,740,000	5,719,147
1.13%, 01/31/19Δ	10,100,000	10,064,690
1.13%, 02/28/19	13,000,000	12,952,264
1.00%, 03/15/19	6,540,000	6,500,404
1.25%, 04/30/19	9,750,000	9,727,146
1.25%, 05/31/19Δ	200,000	199,535
0.88%, 06/15/19Δ	240,000	237,694
1.25%, 06/30/19	10,200,000	10,172,909
0.75%, 07/15/19	9,858,000	9,731,887
1.38%, 01/15/20	8,320,000	8,300,173
1.50%, 05/15/20	9,730,000	9,720,119
1.50%, 06/15/20	4,430,000	4,424,203

See Notes to Financial Statements.

66

	Par	Value
2.38%, 05/15/27Δ	$24,600,000	$24,759,039

		152,569,308

Total U.S. Treasury Obligations (Cost $183,013,844)		182,357,111

	Shares
MONEY MARKET FUNDS — 5.1%
GuideStone Money Market Fund (Investor Class)¥	38,996,714	38,996,714
Northern Institutional Government Asset Portfolio	1,958,762	1,958,762
Northern Institutional Liquid Assets Portfolio§	6,997,952	6,997,952

(Cost $47,953,428)		47,953,428

TOTAL INVESTMENTS — 105.6% (Cost $996,789,765)		999,239,649

	Par
SECURITY SOLD SHORT — (1.7)%
U.S. Treasury Note 1.75%, 05/31/22 (Cost $(16,431,735))	(16,500,000)	(16,405,257)

Liabilities in Excess of Other Assets — (3.9)%		(37,123,266)

NET ASSETS — 100.0%		$945,711,126

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	24.3
Mortgage-Backed Securities	19.9
U.S. Treasury Obligations	19.3
Foreign Bonds	17.5
Asset-Backed Securities	15.5
Money Market Funds	5.1
Agency Obligations	1.6
Municipal Bonds	1.5
Commercial Paper	0.8
Certificates of Deposit	0.1
Purchased Option	—	**
Security Sold Short	(1.7)

	103.9

**	Rounds to less than 0.05%

See Notes to Financial Statements.

67

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at June 30, 2017:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX.NA.IG27 Index	(1.00)%	12/20/21	ICE	USD	12,200,000	$(253,830)	$(195,714)	$(58,116)
Dow Jones CDX.NA.IG28 Index	(1.00)%	06/20/22	ICE	USD	15,900,000	(298,449)	(251,725)	(46,724)
Dow Jones CDX.NA.IG28 Index	(1.00)%	06/20/22	CME	USD	2,834,000	(53,195)	(44,589)	(8,606)

						$(605,474)	$(492,028)	$(113,446)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
3-Month LIBOR	(2.00)%	06/15/21	CME	USD	13,600,000	$(82,382)	$(251,891)	$169,509
MXN-TIIE-Banxico	5.80%	09/06/21	CME	MXN	258,400,000	(489,781)	(532,063)	42,282
MXN-TIIE-Banxico	7.20%	12/03/21	CME	MXN	66,100,000	66,197	(46,152)	112,349
3-Month LIBOR	(1.50)%	06/21/27	CME	USD	28,300,000	2,034,481	2,470,792	(436,311)

						$1,528,515	$1,640,686	$(112,171)

Total Swap agreements outstanding at June 30, 2017						$923,041	$1,148,658	$(225,617)

See Notes to Financial Statements.

68

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$15,134,044	$—	$15,134,044	$—
Asset-Backed Securities	147,196,890	—	147,196,890	—
Certificates of Deposit	900,000	—	900,000	—
Commercial Paper	7,372,614	—	7,372,614	—
Corporate Bonds	229,936,043	—	229,936,043	—
Foreign Bonds:
Australia	13,639,521	—	13,639,521	—
Bermuda	284,011	—	284,011	—
Canada	14,374,403	—	14,374,403	—
Chile	516,041	—	516,041	—
China	4,596,948	—	4,596,948	—
Denmark	19,399,771	—	19,399,771	—
Finland	725,178	—	725,178	—
France	16,144,116	—	16,144,116	—
Germany	11,536,719	—	11,536,719	—
India	1,329,033	—	1,329,033	—
Ireland	7,339,952	—	7,339,952	—
Israel	1,550,250	—	1,550,250	—
Italy	1,253,168	—	1,253,168	—
Japan	8,579,601	—	8,579,601	—
Luxembourg	964,375	—	964,375	—
Mexico	287,132	—	287,132	—
Netherlands	19,403,866	—	19,403,866	—
New Zealand	2,002,116	—	2,002,116	—
Norway	1,499,310	—	1,499,310	—
Peru	920,874	—	920,874	—
Singapore	6,530,501	—	6,530,501	—
South Korea	8,195,749	—	8,195,749	—
Sweden	1,831,955	—	1,831,955	—
Switzerland	8,156,508	—	8,156,508	—
Taiwan	369,321	—	369,321	—
United Arab Emirates	1,011,036	—	1,011,036	—
United Kingdom	13,499,397	—	13,499,397	—
Money Market Funds	47,953,428	47,953,428	—	—
Mortgage-Backed Securities	188,324,181	—	188,324,181	—
Municipal Bonds	14,106,425	—	14,106,425	—
Puchased Option	18,061	—	18,061	—
U.S. Treasury Obligations	182,357,111	—	182,357,111	—

Total Assets — Investments in Securities	$999,239,649	$47,953,428	$951,286,221	$—

See Notes to Financial Statements.

69

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Other Financial Instruments***
Futures Contracts	$68,008	$68,008	$—	$—
Swap Agreements	923,041	—	923,041	—

Total Assets — Other Financial Instruments	$991,049	$68,008	$923,041	$—

Liabilities:
Investments in Securities:
Security Sold Short	$(16,405,257)	$—	$(16,405,257)	$—

Total Liabilities — Investments in Securities	$(16,405,257)	$—	$(16,405,257)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,576,418)	$—	$(1,576,418)	$—

Total Liabilities — Other Financial Instruments	$(1,576,418)	$—	$(1,576,418)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts), and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding pages(s), respectively.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2017.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgagebacked securities and swap agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Mortgage-Backed Securities
Balance, 12/31/16	$46,004,470	$44,497,928	$260,645	$1,245,897
Accrued discounts/premiums	4,282	8,639	(4,357)	—
Realized gain (loss)	75,423	75,304	—	119
Change in unrealized appreciation (depreciation)	34,992	38,314	(754)	(2,568)
Purchases	—	—	—	—
Sales	(9,845,715)	(9,781,741)	—	(63,974)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3(1)	(27,021,497)	(25,899,125)	—	(1,122,372)
Maturities	(6,891,463)	(6,635,929)	(255,534)	—
Paydowns	(2,360,492)	(2,303,390)	—	(57,102)

Balance, 06/30/17	$—	$—	$—	$—

(1)

Transfers out of Level 3 represent the value of securities at June 30, 2017 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.

70

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Par	Value
AGENCY OBLIGATIONS — 0.8%
Federal Home Loan Bank
3.38%, 12/08/23	$200,000	$213,612
Federal National Mortgage Association
2.51%, 10/09/19Ω	3,350,000	3,214,662
2.63%, 09/06/24	200,000	205,394
1.88%, 09/24/26	2,200,000	2,088,545
6.25%, 05/15/29	500,000	679,394
6.63%, 11/15/30	1,170,000	1,675,146
Tennessee Valley Authority
3.88%, 02/15/21	1,000,000	1,074,554

Total Agency Obligations (Cost $8,919,804)		9,151,307

ASSET-BACKED SECURITIES — 7.1%
Academic Loan Funding Trust Series 2012-1A
2.32%, 12/27/44 144A†	1,250,000	1,248,350
Access Group, Inc. Series 2015-1
1.92%, 07/25/56 144A†	372,647	373,138
AmeriCredit Automobile Receivables Series 2016-1
1.52%, 06/10/19	170,007	170,021
ARES XXXIII CLO, Ltd. Series 2015-1A
2.57%, 12/05/25 144A†	1,000,000	1,004,518
AUTO ABS Series 2012-3
0.60%, 09/27/24	125,837	147,913
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1
6.00%, 10/25/36	1,361,452	1,059,298
6.50%, 10/25/36	2,288,147	1,754,512
Benefit Street Partners CLO II Ltd.
0.00%, 07/15/29 144A†	1,400,000	1,400,000
BlueMountain CLO, Ltd. Series 2012-2A
2.59%, 11/20/28 144A†	1,250,000	1,256,086
BlueMountain CLO, Ltd. Series 2014-2A
4.31%, 07/20/26 144A†	1,250,000	1,250,000
4.61%, 07/20/26 144A†	1,000,000	1,000,066
BlueMountain CLO, Ltd. Series 2015-1A
2.49%, 04/13/27 144A†	1,000,000	1,000,945
Capital One Multi-Asset Execution Trust Series 2016-A1
1.61%, 02/15/22†	800,000	804,965
Carlyle Global Market Strategies CLO, Ltd. Series 2014-4
4.76%, 10/15/26 144A†	1,000,000	1,008,130
Cent CLO 21, Ltd. Series 2014-21A
2.38%, 07/27/26 144A†	500,000	496,200

	Par	Value
Chapel BV Series 2007
0.03%, 07/17/66†	$646,506	$733,479
Community Funding CLO, Ltd. Series 2015-1A
5.75%, 11/01/27 144A STEP	860,000	861,689
CWHEQ Revolving Home Equity Loan Trust Series 2005-F
1.40%, 12/15/35†	173,679	165,993
CWHEQ Revolving Home Equity Loan Trust Series 2006-E
1.30%, 07/15/36†	295,431	260,344
ECMC Group Student Loan Trust Series 2016-1A
2.57%, 07/26/66 144A†	911,429	913,793
ECMC Group Student Loan Trust Series 2017-1A
2.42%, 12/27/66 144A†	2,158,803	2,163,061
Edsouth Indenture No. 7 LLC Series 2014-3
1.82%, 02/25/36 144A†	923,167	906,530
EFS Volunteer No. 2 LLC Series 2012-1
2.57%, 03/25/36 144A†	1,200,000	1,221,143
EFS Volunteer No. 3 LLC Series 2012-1
2.22%, 04/25/33 144A†	2,100,000	2,114,687
EMC Mortgage Loan Trust Series 2003-B
2.12%, 11/25/41 144A†	17,956	17,334
Financial Asset Securities Corporation AAA Trust Series 2005-1A
1.63%, 02/27/35 144A†	923,468	842,079
Ford Credit Floorplan Master Owner Trust A Series 2015-4
1.76%, 08/15/20†	500,000	502,450
Fremont Home Loan Trust Series 2005-E
1.46%, 01/25/36†	196,143	196,459
Galaxy XV CLO, Ltd. Series 2013-15A
3.01%, 04/15/25 144A†	500,000	500,994
GMACM Home Equity Loan Trust Series 2007-HE3
6.81%, 09/25/37†	88,470	91,825
7.00%, 09/25/37†	29,649	30,425
Goal Capital Funding Trust Series 2007-1
1.24%, 09/25/28†	78,429	78,367
Golden Credit Card Trust Series 2016-5A
1.60%, 09/15/21 144A	900,000	895,540
Golden Credit Card Trust Series 2017-2A
1.98%, 04/15/22 144A	1,100,000	1,100,194

See Notes to Financial Statements.

71

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
GSAMP Trust Series 2007-HS1
2.07%, 02/25/47†	$527,774	$524,094
Hertz Vehicle Financing II LP Series 2015-1A
2.73%, 03/25/21 144A	350,000	348,264
Higher Education Funding I Series 2014-1
2.24%, 05/25/34 144A†	954,580	951,797
Invitation Homes Trust Series 2015-SFR2
3.30%, 06/17/32 144A†	250,000	251,263
Jackson Mill CLO, Ltd. Series 2015-1A
2.70%, 04/15/27 144A†	1,000,000	1,001,808
JGWPT XXXIII LLC Series 2014-3A
3.50%, 06/15/77 144A	391,086	387,148
Kabbage Asset Securitization LLC Series 2017-1
5.79%, 03/15/22 144A	1,240,000	1,261,500
LCM XXIII, Ltd. Series 23A
2.56%, 10/20/29 144A†	1,000,000	999,989
Mississippi Higher Education Assistance Corporation Series 2014-1
1.90%, 10/25/35†	632,421	625,011
Montana Higher Education Student Assistance Corporation Series 2012-1
2.26%, 07/20/43†	700,000	689,576
Navient Student Loan Trust Series 2016-5A
2.47%, 06/25/65 144A†	2,104,455	2,140,665
Navient Student Loan Trust Series 2016-7A
2.37%, 03/25/66 144A†	1,027,741	1,039,905
Navient Student Loan Trust Series 2017-2A
2.27%, 12/27/66 144A†	2,220,628	2,236,628
Nelnet Student Loan Trust Series 2006-1
1.64%, 08/23/36 144A†	1,200,000	1,155,503
Nelnet Student Loan Trust Series 2006-2
1.26%, 01/25/30†	1,057,615	1,055,421
OHA Loan Funding, Ltd. Series 2015-1A
2.59%, 08/15/29 144A†	1,000,000	1,001,366
OZLM XV, Ltd. Series 2016-15A
3.62%, 01/20/29 144A†	1,000,000	1,009,117
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2
2.28%, 10/01/35†	344,623	343,976
Park Place Securities, Inc. Pass-Through Trust Certificates Series 2005-WCH1
2.06%, 01/25/36†	100,000	99,384

	Par	Value
PHEAA Student Loan Trust Series 2012-1A
1.77%, 05/25/57 144A†	$1,082,818	$1,070,772
PHEAA Student Loan Trust Series 2016-1A
2.37%, 09/25/65 144A†	852,073	861,483
PHEAA Student Loan Trust Series 2016-2A
2.17%, 11/25/65 144A†	1,908,378	1,915,186
Prosper Marketplace Issuance Trust Series 2017-1A
2.56%, 06/15/23 144A	1,110,000	1,112,820
RAMP Trust Series 2005-EFC6
1.65%, 11/25/35†	1,900,000	1,857,752
Saxon Asset Securities Trust Series 2004-1
2.01%, 03/25/35†	549,007	539,446
SBA Small Business Investment Cos. Series 2016-10A
2.51%, 03/10/26	518,825	524,090
Scholar Funding Trust Series 2010-A
1.92%, 10/28/41 144A†	325,376	321,009
SLC Student Loan Trust Series 2005-3
1.37%, 06/15/29†	900,000	893,812
SLM Private Education Loan Trust Series 2010-A
4.41%, 05/16/44 144A†	449,576	466,268
SLM Student Loan EDC Repackaging Trust Series 2013-M1
3.50%, 10/28/29 144A	182,101	179,370
SLM Student Loan Trust Series 2003-7A
2.45%, 12/15/33 144A†	978,540	989,835
SLM Student Loan Trust Series 2004-8A
1.79%, 01/25/40 144A†	900,000	890,034
SLM Student Loan Trust Series 2005-4
1.28%, 01/25/27†	175,874	175,009
SLM Student Loan Trust Series 2005-5
1.30%, 10/25/28†	900,000	890,313
1.91%, 10/25/40†	250,000	244,989
SLM Student Loan Trust Series 2006-2
1.27%, 07/25/25†	756,390	756,386
SLM Student Loan Trust Series 2007-7
1.49%, 01/25/22†	510,869	503,407
1.91%, 10/27/70†	400,000	364,152
SLM Student Loan Trust Series 2008-2
1.91%, 04/25/23†	168,996	168,351
SLM Student Loan Trust Series 2008-4
2.81%, 07/25/22†	474,052	486,133

See Notes to Financial Statements.

72

	Par	Value
SLM Student Loan Trust Series 2008-5
2.86%, 07/25/23†	$1,840,331	$1,892,039
SLM Student Loan Trust Series 2008-6
2.26%, 07/25/23†	650,000	654,610
SLM Student Loan Trust Series 2008-8
2.66%, 04/25/23†	400,000	409,799
SLM Student Loan Trust Series 2008-9
2.66%, 04/25/23†	2,476,020	2,531,052
SoFi Consumer Loan Program LLC Series 2017-4
2.50%, 05/26/26 144A	1,120,000	1,120,850
Soundview Home Loan Trust Series 2006-OPT2
1.40%, 05/25/36†	746,242	740,618
TIAA CLO II, Ltd. Series 2017-1A
2.49%, 04/20/29 144A†	3,950,000	3,955,718
Utah State Board of Regents Series 2015-1
1.82%, 02/25/43†	645,536	647,224
Vibrant CLO VI, Ltd.
2.52%, 06/20/29 144A†	2,750,000	2,750,000
Voya CLO, Ltd. Series 2014-4A
0.00%, 10/14/26 144A†	2,000,000	2,000,000
Voya CLO, Ltd. Series 2017-3A
2.55%, 07/20/30 144A†	4,150,000	4,150,000
Washington Mutual Asset-Backed Certificates Trust Series 2006-HE1
1.40%, 04/25/36†	180,264	180,098

Total Asset-Backed Securities (Cost $80,865,198)		80,935,568

CERTIFICATES OF DEPOSIT — 0.1%
Abbey National Treasury
1.40%, 07/07/17	100,000	100,004
Mitsubishi UFJ Trust & Banking Corporation
1.99%, 09/19/17†	1,100,000	1,101,638

Total Certificates Of Deposit (Cost $1,200,000)		1,201,642

CORPORATE BONDS — 19.3%
21st Century Fox America, Inc.
3.70%, 09/15/24	625,000	654,377
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	43,643
Abbott Laboratories
3.75%, 11/30/26	260,000	265,924
4.75%, 11/30/36	170,000	185,629
4.90%, 11/30/46	210,000	232,234
AbbVie, Inc.
2.50%, 05/14/20	225,000	227,760

	Par	Value
2.30%, 05/14/21	$200,000	$199,687
2.85%, 05/14/23	1,650,000	1,648,526
3.60%, 05/14/25	140,000	143,046
AES Corporation
4.88%, 05/15/23	40,000	40,950
5.50%, 03/15/24Δ	100,000	104,625
Aetna, Inc.
2.80%, 06/15/23	225,000	224,915
Allison Transmission, Inc.
5.00%, 10/01/24 144A	200,000	205,500
Amazon.com, Inc.
3.30%, 12/05/21	525,000	547,799
4.95%, 12/05/44Δ	220,000	260,297
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	525,000	540,815
American International Group, Inc.
2.30%, 07/16/19	200,000	201,156
3.75%, 07/10/25	430,000	438,724
4.50%, 07/16/44	25,000	25,521
4.80%, 07/10/45	200,000	214,292
6.25%, 03/15/87†	278,000	300,991
American Tower Corporation
3.40%, 02/15/19	200,000	204,259
3.30%, 02/15/21	150,000	154,046
3.38%, 10/15/26Δ	1,500,000	1,470,484
Amgen, Inc.
3.63%, 05/22/24	50,000	52,234
4.66%, 06/15/51	34,000	36,168
Anadarko Petroleum Corporation
4.85%, 03/15/21	290,000	309,785
3.45%, 07/15/24	95,000	92,942
5.55%, 03/15/26	150,000	167,912
6.45%, 09/15/36	280,000	330,548
6.60%, 03/15/46	470,000	582,537
Antero Resources Corporation
5.63%, 06/01/23	425,000	432,438
Apache Corporation
3.25%, 04/15/22Δ	80,000	81,251
2.63%, 01/15/23	75,000	73,293
5.10%, 09/01/40	180,000	184,524
4.25%, 01/15/44Δ	1,300,000	1,222,390
Apple, Inc.
2.40%, 05/03/23	350,000	347,527
2.45%, 08/04/26	720,000	689,306
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	236,732
AT&T, Inc.
1.81%, 01/15/20†	900,000	904,999
2.80%, 02/17/21Δ	100,000	101,146
4.45%, 05/15/21Δ	80,000	85,077
3.00%, 02/15/22	170,000	170,940
3.20%, 03/01/22	475,000	481,304
3.00%, 06/30/22	475,000	475,793

See Notes to Financial Statements.

73

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.60%, 02/17/23Δ	$293,000	$300,243
4.45%, 04/01/24	725,000	764,282
3.95%, 01/15/25	125,000	127,598
3.40%, 05/15/25	1,680,000	1,654,416
4.13%, 02/17/26	175,000	179,739
4.25%, 03/01/27Δ	1,590,000	1,647,171
4.35%, 06/15/45	100,000	93,175
4.50%, 03/09/48	190,000	178,496
Bank of America Corporation
5.75%, 12/01/17	1,890,000	1,922,178
6.88%, 04/25/18	1,400,000	1,457,168
5.65%, 05/01/18	700,000	722,128
2.60%, 01/15/19	320,000	323,134
5.63%, 07/01/20	50,000	54,778
5.88%, 01/05/21	150,000	166,848
5.00%, 05/13/21Δ	320,000	349,469
3.30%, 01/11/23	120,000	122,456
4.00%, 04/01/24	420,000	440,494
4.20%, 08/26/24	390,000	405,235
6.25%, 09/05/24†	300,000	326,625
6.50%, 10/23/24†	150,000	166,977
4.00%, 01/22/25	440,000	448,098
3.88%, 08/01/25	330,000	341,743
4.45%, 03/03/26	70,000	72,983
3.50%, 04/19/26	340,000	341,800
4.25%, 10/22/26	440,000	453,971
3.25%, 10/21/27	275,000	266,317
4.18%, 11/25/27	800,000	815,242
3.82%, 01/20/28†	575,000	585,683
3.71%, 04/24/28†	1,300,000	1,311,129
5.00%, 01/21/44	790,000	896,503
Barrick North America Finance LLC
4.40%, 05/30/21	138,000	149,014
5.70%, 05/30/41	150,000	178,239
Bear Stearns Cos. LLC
6.40%, 10/02/17	1,200,000	1,213,877
Becton, Dickinson and Co.
2.68%, 12/15/19	349,000	353,481
2.89%, 06/06/22Δ	700,000	702,976
3.36%, 06/06/24	1,405,000	1,410,326
3.73%, 12/15/24	171,000	174,075
4.69%, 12/15/44	345,000	356,679
Berkshire Hathaway Energy Co.
6.50%, 09/15/37	130,000	175,107
Blackstone CQP Holdco LP
6.50%, 03/20/21 144A	600,000	603,366
Boeing Capital Corporation
4.70%, 10/27/19	230,000	245,462
Boeing Co.
4.88%, 02/15/20	50,000	53,841
6.63%, 02/15/38	210,000	293,024
Brighthouse Financial, Inc.
3.70%, 06/22/27 144AΔ	925,000	915,653
4.70%, 06/22/47 144A	310,000	307,266
Broadcom Corporation
3.00%, 01/15/22 144A	550,000	555,490

	Par	Value
3.63%, 01/15/24 144A	$650,000	$665,890
3.88%, 01/15/27 144A	1,125,000	1,157,510
Capital One Financial Corporation
4.20%, 10/29/25	350,000	353,530
Cardinal Health, Inc.
2.62%, 06/15/22	130,000	130,268
3.08%, 06/15/24	640,000	642,520
Catholic Health Initiatives
4.35%, 11/01/42	40,000	36,233
CCO Holdings LLC
5.13%, 05/01/27 144AΔ	130,000	133,250
CE Generation LLC
7.42%, 12/15/18	231,660	220,946
Celgene Corporation
3.55%, 08/15/22	170,000	177,179
3.88%, 08/15/25Δ	250,000	261,530
5.00%, 08/15/45	160,000	180,868
Centene Corporation
4.75%, 05/15/22	130,000	136,338
6.13%, 02/15/24	90,000	97,531
4.75%, 01/15/25	50,000	51,500
Charles Schwab Corporation
3.20%, 03/02/27	300,000	301,765
Charter Communications Operating LLC
4.46%, 07/23/22	125,000	133,330
4.91%, 07/23/25	2,710,000	2,932,435
3.75%, 02/15/28 144A	1,800,000	1,777,288
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 144AΔ	150,000	153,938
Chesapeake Energy Corporation
6.13%, 02/15/21	160,000	157,600
Chevron Corporation
2.95%, 05/16/26	750,000	745,249
CHS/Community Health Systems, Inc.
8.00%, 11/15/19Δ	100,000	100,875
Chubb Corporation
3.41%, 04/15/37†Δ	400,000	398,000
Chubb INA Holdings, Inc.
2.30%, 11/03/20	90,000	90,555
3.35%, 05/03/26	120,000	122,874
Cimarex Energy Co.
3.90%, 05/15/27	470,000	473,515
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	183,012
3.70%, 04/01/27	690,000	712,980
Cisco Systems, Inc.
2.20%, 02/28/21	300,000	301,779
CIT Group, Inc.
5.50%, 02/15/19 144A	190,000	199,975
Citigroup, Inc.
8.40%, 04/30/18†	300,000	317,625
2.15%, 06/07/19†	700,000	706,716
2.36%, 08/02/21†	1,300,000	1,321,141

See Notes to Financial Statements.

74

	Par	Value
5.95%, 01/30/23†	$170,000	$181,050
3.50%, 05/15/23	220,000	223,502
5.35%, 05/15/23†	180,000	184,275
5.95%, 05/15/25†	690,000	740,218
4.40%, 06/10/25	450,000	469,326
5.50%, 09/13/25	290,000	323,025
6.25%, 08/15/26†Δ	150,000	166,594
4.30%, 11/20/26	1,600,000	1,646,590
4.45%, 09/29/27	780,000	812,215
6.63%, 06/15/32	50,000	62,667
8.13%, 07/15/39	20,000	30,803
6.68%, 09/13/43	10,000	13,392
5.30%, 05/06/44	24,000	27,260
4.65%, 07/30/45	574,000	626,690
4.75%, 05/18/46	40,000	42,156
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	760,000	761,452
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,294,582
3.38%, 08/15/25	275,000	282,416
3.20%, 07/15/36	380,000	356,394
Compass Bank
5.50%, 04/01/20	300,000	318,945
Concho Resources, Inc.
5.50%, 10/01/22	60,000	61,800
5.50%, 04/01/23	60,000	61,950
ConocoPhillips Co.
3.35%, 11/15/24	80,000	81,693
4.95%, 03/15/26	175,000	195,241
4.15%, 11/15/34	175,000	176,389
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	282,767
Continental Airlines Class A Pass-Through Trust Series 1998-1
6.65%, 09/15/17	11,209	11,314
Cott Holdings, Inc.
5.50%, 04/01/25 144A	170,000	173,825
Crown Castle International Corporation
2.25%, 09/01/21	125,000	123,097
5.25%, 01/15/23	525,000	583,896
Crown Castle Towers LLC
4.88%, 08/15/20 144A	1,900,000	2,028,984
CVS Health Corporation
2.75%, 12/01/22	210,000	210,513
4.00%, 12/05/23	400,000	423,102
3.88%, 07/20/25	113,000	117,689
2.88%, 06/01/26Δ	875,000	849,602
5.13%, 07/20/45	260,000	299,228
CVS Pass-Through Trust
6.94%, 01/10/30	661,925	787,320
Delta Air Lines Class A Pass-Through Trust Series 2007-1
6.82%, 08/10/22	502,811	578,861

	Par	Value
Depository Trust & Clearing Corporation
4.88%, 06/15/20 144A†	$750,000	$782,812
Devon Energy Corporation
3.25%, 05/15/22Δ	220,000	218,889
5.85%, 12/15/25	250,000	284,566
5.60%, 07/15/41	462,000	481,414
4.75%, 05/15/42	205,000	199,469
5.00%, 06/15/45	660,000	669,258
Devon Financing Corporation LLC
7.88%, 09/30/31	60,000	78,041
Diamond 1 Finance Corporation
3.48%, 06/01/19 144AΔ	1,010,000	1,034,085
4.42%, 06/15/21 144A	2,380,000	2,511,265
Digital Realty Trust LP
3.40%, 10/01/20	900,000	923,742
Discover Financial Services
3.75%, 03/04/25Δ	450,000	445,366
DISH DBS Corporation
5.88%, 07/15/22	200,000	215,500
7.75%, 07/01/26	50,000	59,375
Dollar Tree, Inc.
5.75%, 03/01/23	140,000	148,442
Duke Energy Corporation
3.75%, 04/15/24	200,000	209,317
Eaton Corporation
1.50%, 11/02/17	120,000	120,033
2.75%, 11/02/22	710,000	714,750
4.15%, 11/02/42	200,000	205,377
Ecolab, Inc.
4.35%, 12/08/21Δ	100,000	108,858
5.50%, 12/08/41	175,000	215,143
Education Realty Operating Partnership LP
4.60%, 12/01/24	325,000	330,897
Eli Lilly & Co.
3.10%, 05/15/27	140,000	141,552
EMD Finance LLC
2.95%, 03/19/22 144A	750,000	764,123
Energy Transfer LP
4.65%, 06/01/21	650,000	686,282
Energy Transfer Partners LP
3.60%, 02/01/23	75,000	75,438
4.75%, 01/15/26	25,000	26,052
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,378,906
Enterprise Products
Operating LLC
5.70%, 02/15/42	60,000	70,479
4.88%, 08/01/66†	550,000	552,750
EOG Resources, Inc.
4.15%, 01/15/26Δ	140,000	147,353
EQT Midstream Partners LP
4.13%, 12/01/26	1,800,000	1,819,677

See Notes to Financial Statements.

75

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
ERP Operating LP REIT
4.63%, 12/15/21	$150,000	$162,238
Exelon Corporation
5.63%, 06/15/35	415,000	487,759
Exxon Mobil Corporation
3.04%, 03/01/26Δ	310,000	313,000
4.11%, 03/01/46	530,000	560,521
Fidelity National Information Services, Inc.
3.63%, 10/15/20	475,000	497,958
First Data Corporation
5.38%, 08/15/23 144A	70,000	73,325
FirstEnergy Corporation
2.75%, 03/15/18	120,000	120,783
4.25%, 03/15/23	490,000	516,038
3.90%, 07/15/27	1,410,000	1,417,369
7.38%, 11/15/31	770,000	1,015,493
Fiserv, Inc.
2.70%, 06/01/20	350,000	354,363
Florida Power & Light Co.
3.80%, 12/15/42	425,000	433,511
Ford Motor Credit Co. LLC
5.00%, 05/15/18	225,000	230,804
2.94%, 01/08/19Δ	600,000	607,934
2.46%, 03/27/20	800,000	801,220
5.75%, 02/01/21	200,000	220,248
3.34%, 03/18/21	250,000	255,048
5.88%, 08/02/21	1,675,000	1,869,557
Freeport-McMoRan, Inc.
6.50%, 11/15/20	46,000	47,438
6.88%, 02/15/23	12,000	12,727
5.45%, 03/15/43	120,000	104,076
General Electric Co.
8.50%, 04/06/18	2,000,000	110,705
6.00%, 08/07/19	301,000	327,225
4.38%, 09/16/20	198,000	212,625
5.30%, 02/11/21	104,000	115,070
4.65%, 10/17/21	140,000	154,309
3.15%, 09/07/22	230,000	238,768
5.88%, 01/14/38	72,000	93,359
6.88%, 01/10/39	400,000	580,941
4.50%, 03/11/44	100,000	111,364
General Motors Co.
6.25%, 10/02/43	110,000	122,597
General Motors Financial Co., Inc.
3.25%, 05/15/18	280,000	283,341
3.50%, 07/10/19	625,000	639,838
2.57%, 10/04/19†	400,000	404,616
3.20%, 07/13/20	1,000,000	1,019,626
4.38%, 09/25/21	400,000	422,033
3.45%, 04/10/22	230,000	234,019
4.25%, 05/15/23	40,000	41,918
4.35%, 01/17/27	170,000	172,420
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	239,312
4.75%, 03/01/46	20,000	22,009

	Par	Value
4.15%, 03/01/47Δ	$300,000	$302,163
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	380,000	393,318
Glencore Funding LLC
4.13%, 05/30/23 144AΔ	525,000	539,400
4.63%, 04/29/24 144A	200,000	209,370
4.00%, 03/27/27 144AΔ	480,000	473,214
Goldman Sachs Capital II
4.00%, 08/14/17†	3,000	2,612
Goldman Sachs Group, Inc.
5.95%, 01/18/18Δ	1,000,000	1,022,483
2.28%, 11/15/18†	3,800,000	3,840,263
5.38%, 03/15/20	200,000	215,990
6.00%, 06/15/20	540,000	596,146
5.25%, 07/27/21	560,000	614,127
3.85%, 07/08/24	150,000	155,918
4.25%, 10/21/25	620,000	641,988
3.50%, 11/16/26	550,000	547,733
6.75%, 10/01/37	110,000	143,046
6.25%, 02/01/41	750,000	981,741
5.15%, 05/22/45	330,000	367,400
4.75%, 10/21/45	530,000	587,832
Goodyear Tire & Rubber Co.
5.13%, 11/15/23	100,000	105,000
5.00%, 05/31/26	140,000	145,250
Halliburton Co.
3.80%, 11/15/25	745,000	764,823
4.85%, 11/15/35	30,000	32,171
5.00%, 11/15/45	90,000	96,128
Harris Corporation
5.05%, 04/27/45	110,000	123,938
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	50,000	55,562
HCA, Inc.
7.69%, 06/15/25	250,000	291,250
HCP, Inc.
2.63%, 02/01/20	300,000	302,370
HD Supply, Inc.
5.25%, 12/15/21 144A	200,000	210,625
Hewlett Packard Enterprise Co.
4.90%, 10/15/25Δ	425,000	446,309
HiltonWorldwide Finance LLC
4.88%, 04/01/27 144AΔ	20,000	20,975
HSBC USA, Inc.
1.95%, 08/07/18†	1,700,000	1,706,956
Humana, Inc.
7.20%, 06/15/18	480,000	504,303
3.15%, 12/01/22	70,000	71,291
3.95%, 03/15/27	150,000	156,632
4.63%, 12/01/42	60,000	64,360
4.95%, 10/01/44Δ	70,000	78,919
4.80%, 03/15/47	10,000	11,065

See Notes to Financial Statements.

76

	Par	Value
Hyundai Capital America
2.13%, 10/02/17 144A	$80,000	$80,062
Intel Corporation
3.70%, 07/29/25	805,000	845,980
4.90%, 07/29/45Δ	70,000	81,527
International Lease Finance Corporation
8.88%, 09/01/17	100,000	101,345
7.13%, 09/01/18 144A	1,975,000	2,090,820
8.63%, 01/15/22	420,000	517,676
International Paper & Co.
3.00%, 02/15/27Δ	900,000	867,953
John Deere Capital Corporation
2.25%, 04/17/19	160,000	161,589
1.70%, 01/15/20	80,000	79,747
Johnson & Johnson
2.45%, 03/01/26	190,000	185,487
3.63%, 03/03/37	720,000	754,465
JPMorgan Chase & Co.
1.71%, 04/25/18†	2,200,000	2,207,608
2.25%, 01/23/20	1,700,000	1,705,884
5.30%, 05/01/20†Δ	550,000	574,063
4.40%, 07/22/20	980,000	1,044,080
2.55%, 03/01/21	300,000	301,628
2.40%, 06/07/21	1,100,000	1,098,529
4.35%, 08/15/21	70,000	74,967
2.97%, 01/15/23	475,000	481,011
3.88%, 09/10/24Δ	860,000	888,131
2.95%, 10/01/26	700,000	676,382
4.25%, 10/01/27	90,000	94,074
4.95%, 06/01/45	400,000	447,284
4.26%, 02/22/48†	150,000	157,322
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	340,586
7.88%, 09/15/31	280,000	360,828
Kilroy Realty LP
3.80%, 01/15/23	400,000	412,745
Kimberly-Clark Corporation
3.70%, 06/01/43	200,000	194,383
Kinder Morgan Energy Partners LP
9.00%, 02/01/19	700,000	772,456
3.95%, 09/01/22Δ	520,000	537,858
4.15%, 02/01/24Δ	50,000	51,469
4.25%, 09/01/24	100,000	103,477
Kinder Morgan, Inc.
3.05%, 12/01/19	575,000	585,317
5.63%, 11/15/23 144A	900,000	997,103
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	33,292
Kraft Heinz Foods Co.
5.38%, 02/10/20	223,000	240,491
2.80%, 07/02/20	250,000	253,916
3.50%, 06/06/22Δ	160,000	165,498
3.95%, 07/15/25	260,000	267,797
3.00%, 06/01/26Δ	110,000	105,479

	Par	Value
5.00%, 07/15/35	$100,000	$108,460
5.00%, 06/04/42	50,000	52,976
5.20%, 07/15/45	60,000	65,155
4.38%, 06/01/46	425,000	417,910
Kroger Co.
6.15%, 01/15/20	360,000	393,611
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	150,000	155,250
Laredo Petroleum, Inc.
6.25%, 03/15/23	100,000	99,750
Lehman Escrow Bonds
0.00%, 01/18/12Ω#	200,000	12,500
0.00%, 01/24/13Ω#	2,300,000	143,750
0.00%, 07/19/17Ω#+	150,000	—
0.00%, 08/07/17Ω#+	2,330,000	—
0.00%, 12/28/17Ω#	3,340,000	—
Lockheed Martin Corporation
3.10%, 01/15/23	1,040,000	1,065,327
3.55%, 01/15/26	310,000	321,800
4.50%, 05/15/36	50,000	54,703
Magnolia Finance X Ltd.
0.00%, 12/08/20	372,844	475,898
2.48%, 12/08/20	1,000,791	1,277,411
McDonald’s Corporation
3.70%, 01/30/26Δ	240,000	248,994
3.50%, 03/01/27	500,000	509,270
Medtronic Global Holdings SCA
3.35%, 04/01/27	750,000	765,531
Medtronic, Inc.
2.50%, 03/15/20	125,000	126,861
3.15%, 03/15/22	300,000	310,654
3.50%, 03/15/25	30,000	31,239
4.63%, 03/15/45Δ	250,000	282,048
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	406,530
MetLife, Inc.
4.75%, 02/08/21	270,000	293,790
6.40%, 12/15/36	50,000	57,875
4.05%, 03/01/45	25,000	25,275
Microsoft Corporation
2.88%, 02/06/24	470,000	478,064
2.70%, 02/12/25Δ	120,000	119,313
3.13%, 11/03/25	450,000	459,642
2.40%, 08/08/26	1,200,000	1,156,255
3.30%, 02/06/27	800,000	825,049
3.45%, 08/08/36	10,000	10,027
4.10%, 02/06/37	50,000	53,965
3.95%, 08/08/56	130,000	130,405
Moody’s Corporation
4.50%, 09/01/22	800,000	865,700
Morgan Stanley
6.63%, 04/01/18	700,000	724,989
5.55%, 07/15/20†	375,000	392,250
5.50%, 07/24/20	550,000	600,922
2.56%, 04/21/21†	100,000	102,676

See Notes to Financial Statements.

77

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
2.55%, 10/24/23†	$225,000	$229,076
3.88%, 04/29/24	275,000	286,061
3.70%, 10/23/24	450,000	462,258
3.63%, 01/20/27	550,000	554,621
MPLX LP
4.88%, 12/01/24	230,000	245,590
4.88%, 06/01/25	240,000	254,903
National Retail Properties, Inc.
3.60%, 12/15/26	250,000	248,457
Navient Corporation
5.88%, 03/25/21	300,000	318,000
NCL Corporation, Ltd.
4.63%, 11/15/20 144A	180,000	185,682
4.75%, 12/15/21 144A	50,000	52,025
Netflix, Inc.
5.50%, 02/15/22	100,000	109,093
Newell Brands, Inc.
3.15%, 04/01/21	110,000	112,653
3.85%, 04/01/23	200,000	210,251
4.20%, 04/01/26Δ	150,000	159,439
Nissan Motor Acceptance Corporation
2.05%, 01/13/22 144A†	1,900,000	1,919,570
Noble Energy, Inc.
4.15%, 12/15/21	620,000	653,914
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40 144A	300,000	391,040
Occidental Petroleum Corporation
3.13%, 02/15/22	100,000	102,751
2.70%, 02/15/23	20,000	20,012
3.40%, 04/15/26	500,000	505,079
3.00%, 02/15/27Δ	150,000	146,245
4.63%, 06/15/45	130,000	138,136
4.40%, 04/15/46Δ	60,000	62,520
4.10%, 02/15/47	210,000	209,672
Oracle Corporation
1.20%, 10/15/17	470,000	469,785
2.50%, 05/15/22	375,000	378,809
Pacific Gas & Electric Co.
8.25%, 10/15/18	130,000	140,497
6.05%, 03/01/34	570,000	736,769
5.80%, 03/01/37Δ	210,000	268,377
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A	575,000	586,615
Phillips 66 Partners LP
3.55%, 10/01/26Δ	175,000	170,310
Pioneer Natural Resources Co.
3.45%, 01/15/21	275,000	282,767
3.95%, 07/15/22Δ	75,000	78,675
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	204,249
4.50%, 12/15/26Δ	600,000	607,946
Priceline Group, Inc.
3.60%, 06/01/26	425,000	431,010

	Par	Value
Principal Life Global Funding II
2.38%, 09/11/19 144A	$2,900,000	$2,917,874
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,613,318
Progress Energy, Inc.
7.75%, 03/01/31	350,000	493,412
Puget Sound Energy, Inc.
6.97%, 06/01/67†	275,000	264,688
QUALCOMM, Inc.
2.60%, 01/30/23	375,000	373,921
2.90%, 05/20/24	375,000	374,582
3.25%, 05/20/27	350,000	351,233
Quicken Loans, Inc.
5.75%, 05/01/25 144A	110,000	114,125
Range Resources Corporation
5.00%, 03/15/23 144A	130,000	127,725
4.88%, 05/15/25	10,000	9,550
Raytheon Co.
3.13%, 10/15/20	200,000	207,312
Regency Energy Partners LP
5.88%, 03/01/22	100,000	110,266
4.50%, 11/01/23	310,000	322,089
Reliance Standard Life Global Funding II
2.50%, 01/15/20 144A	475,000	475,955
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	731,901
Reynolds Group Issuer, Inc.
5.13%, 07/15/23 144A	360,000	374,400
Rockwell Collins, Inc.
3.50%, 03/15/27	550,000	558,838
Roper Technologies, Inc.
2.05%, 10/01/18	375,000	375,849
3.00%, 12/15/20	250,000	256,077
3.80%, 12/15/26	400,000	411,777
Sabine Pass Liquefaction LLC
6.25%, 03/15/22Δ	475,000	538,406
5.75%, 05/15/24	1,000,000	1,115,059
5.63%, 03/01/25	500,000	552,373
Sally Holdings LLC
5.63%, 12/01/25Δ	250,000	257,188
Santander Holdings USA, Inc.
2.70%, 05/24/19Δ	700,000	705,477
4.50%, 07/17/25	60,000	61,852
Schlumberger Holdings Corporation
3.00%, 12/21/20 144A	250,000	254,753
4.00%, 12/21/25 144A	190,000	199,525
Select Income REIT
2.85%, 02/01/18	75,000	75,321
3.60%, 02/01/20	125,000	126,751
Sherwin-Williams Co. (The)
2.25%, 05/15/20	350,000	351,025

See Notes to Financial Statements.

78

	Par	Value
2.75%, 06/01/22	$125,000	$125,068
3.13%, 06/01/24	75,000	75,494
3.45%, 06/01/27	500,000	504,332
Southern Co.
2.35%, 07/01/21	450,000	447,144
Southern Copper Corporation
5.25%, 11/08/42	760,000	759,870
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	542,344
Spectrum Brands, Inc.
5.75%, 07/15/25	110,000	118,536
Spirit Airlines Class A Pass-Through Trust Series 2015-1
4.10%, 04/01/28	1,394,648	1,455,664
Sprint Corporation
7.25%, 09/15/21	30,000	33,413
7.63%, 02/15/25Δ	300,000	346,125
State Street Corporation
4.96%, 03/15/18	480,000	490,689
Stryker Corporation
2.63%, 03/15/21Δ	125,000	126,408
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	101,287
Symantec Corporation
5.00%, 04/15/25 144A	140,000	146,868
Synchrony Financial
2.60%, 01/15/19Δ	300,000	301,708
3.00%, 08/15/19	375,000	380,473
2.70%, 02/03/20	200,000	201,135
Taylor Morrison Communities, Inc.
5.63%, 03/01/24 144A	150,000	157,500
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	63,112
4.90%, 09/15/44 144A	435,000	488,035
Tenet Healthcare Corporation
8.13%, 04/01/22	50,000	53,188
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23	325,000	328,060
3.65%, 12/15/25	200,000	206,121
Time Warner, Inc.
6.10%, 07/15/40	140,000	168,358
TimeWarner Cable LLC
5.00%, 02/01/20	100,000	106,744
4.13%, 02/15/21	400,000	418,610
7.30%, 07/01/38	210,000	269,212
5.88%, 11/15/40	100,000	111,828
TimeWarner Entertainment Co. LP
8.38%, 07/15/33	390,000	536,765
TJX Cos, Inc.
2.25%, 09/15/26	40,000	37,186

	Par	Value
T-Mobile USA, Inc.
4.00%, 04/15/22Δ	$180,000	$187,776
Toyota Motor Credit Corporation
1.25%, 10/05/17	520,000	519,918
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	350,000	451,017
United Airlines Class A Pass-Through Trust Series 2016-2
3.10%, 10/07/28Δ	800,000	786,000
United Airlines Class AA Pass-Through Trust Series 2016-2
2.88%, 10/07/28Δ	800,000	786,160
United Rentals North America, Inc.
5.50%, 07/15/25Δ	180,000	189,225
United Technologies Corporation
4.50%, 06/01/42	120,000	131,337
UnitedHealth Group, Inc.
1.63%, 03/15/19	170,000	168,964
3.75%, 07/15/25	270,000	284,674
4.63%, 07/15/35	225,000	253,360
6.88%, 02/15/38Δ	200,000	284,617
Univision Communications, Inc.
5.13%, 02/15/25 144AΔ	150,000	149,063
VEREIT Operating Partnership LP
3.00%, 02/06/19Δ	500,000	505,220
4.13%, 06/01/21Δ	200,000	209,612
4.88%, 06/01/26	100,000	106,092
Verizon Communications, Inc.
2.99%, 09/14/18†	400,000	407,310
4.50%, 09/15/20	975,000	1,042,314
1.75%, 08/15/21Δ	1,000,000	968,200
2.45%, 11/01/22Δ	700,000	686,999
5.15%, 09/15/23	1,185,000	1,318,045
4.15%, 03/15/24	750,000	790,581
2.63%, 08/15/26	985,000	907,807
4.13%, 03/16/27Δ	1,720,000	1,779,928
5.25%, 03/16/37	600,000	647,017
5.50%, 03/16/47Δ	220,000	241,415
Visa, Inc.
3.15%, 12/14/25	600,000	609,818
4.30%, 12/14/45	360,000	395,831
Voya Financial, Inc.
2.90%, 02/15/18	46,000	46,318
5.70%, 07/15/43	170,000	198,549
Wachovia Capital Trust III
5.57%, 08/14/17†	560,000	563,780
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	100,000	101,627

See Notes to Financial Statements.

79

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.45%, 06/01/26	$225,000	$224,952
Waste Management, Inc.
3.50%, 05/15/24	140,000	146,045
7.38%, 05/15/29	140,000	184,921
WEA Finance LLC
3.75%, 09/17/24 144A	400,000	405,659
Wells Fargo & Co.
2.60%, 07/22/20	800,000	811,633
4.60%, 04/01/21	70,000	75,496
3.45%, 02/13/23	200,000	204,926
2.40%, 10/31/23†	600,000	611,106
4.48%, 01/16/24	2,196,000	2,355,783
5.88%, 06/15/25†	600,000	661,932
4.10%, 06/03/26	440,000	456,116
3.00%, 10/23/26	2,170,000	2,115,601
4.30%, 07/22/27Δ	860,000	901,885
3.58%, 05/22/28†	600,000	607,132
5.38%, 11/02/43	190,000	220,296
4.65%, 11/04/44	70,000	73,695
4.90%, 11/17/45	370,000	404,400
4.40%, 06/14/46	70,000	71,043
4.75%, 12/07/46Δ	260,000	278,273
Wells Fargo Capital X
5.95%, 12/15/36	140,000	158,690
Welltower, Inc.
4.25%, 04/01/26	900,000	942,803
West Corporation
4.75%, 07/15/21 144A	60,000	61,275
5.38%, 07/15/22 144A	250,000	253,125
Western Gas Partners LP
3.95%, 06/01/25	225,000	223,912
Westlake Chemical Corporation
4.63%, 02/15/21	60,000	62,400
4.88%, 05/15/23	90,000	94,163
3.60%, 08/15/26	125,000	124,302
WestRock RKT Co.
3.50%, 03/01/20	150,000	154,181
4.00%, 03/01/23	30,000	31,455
Whiting Petroleum Corporation
5.00%, 03/15/19	60,000	59,925
5.75%, 03/15/21	10,000	9,450
6.25%, 04/01/23	230,000	212,175
Williams Cos., Inc.
7.50%, 01/15/31	10,000	11,900
7.75%, 06/15/31	25,000	29,875
8.75%, 03/15/32	181,000	233,038
Williams Partners LP
3.60%, 03/15/22	155,000	158,522
4.88%, 05/15/23	60,000	62,407
3.90%, 01/15/25	350,000	354,403
5.10%, 09/15/45	105,000	109,190
Wm.Wrigley Jr. Co.
2.40%, 10/21/18 144A	60,000	60,423
2.90%, 10/21/19 144A	230,000	233,964

	Par	Value
8.25%, 08/01/23	$30,000	$32,700
WPX Energy, Inc.
6.00%, 01/15/22Δ	10,000	9,950
ZF North America Capital, Inc.
4.50%, 04/29/22 144A	200,000	210,750

Total Corporate Bonds (Cost $213,661,648)		220,017,292

FOREIGN BONDS — 13.3%
Argentina — 0.3%
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	13,390,000	858,519
Argentine Republic Government International Bond
5.63%, 01/26/22	1,050,000	1,077,825
7.13%, 07/06/36Δ	720,000	716,400
Provincia de Buenos Aires
6.50%, 02/15/23 144A	230,000	235,405
7.88%, 06/15/27 144A	180,000	186,804

		3,074,953

Australia — 0.3%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22	32,000	32,672
5.00%, 09/30/43Δ	220,000	255,172
6.75%, 10/19/75 144A†	880,000	1,007,679
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20	1,300,000	1,305,155
Commonwealth Bank of Australia
5.00%, 10/15/19 144A	50,000	53,199
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144A	180,000	205,875
Macquarie Bank, Ltd.
6.63%, 04/07/21 144A	71,000	80,079
Westpac Banking Corporation
4.32%, 11/23/31†	350,000	359,416

		3,299,247

Belgium — 0.0%
KBC Bank NV
8.00%, 01/25/23†	200,000	206,220

Brazil — 0.5%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	5,800,000	1,754,456
10.00%, 01/01/23(B)	7,128,000	2,130,245
10.00%, 01/01/27(B)	297,000	87,221
Brazilian Government International Bond
5.63%, 01/07/41Δ	750,000	723,750
5.63%, 02/21/47Δ	600,000	574,500

See Notes to Financial Statements.

80

	Par	Value
Vale Overseas, Ltd.
6.88%, 11/21/36	$591,000	$636,803

		5,906,975

Canada — 0.4%
Bank of Nova Scotia
1.88%, 04/26/21	1,600,000	1,585,328
Barrick Gold Corporation
4.10%, 05/01/23	73,000	79,080
5.25%, 04/01/42Δ	560,000	639,489
Cenovus Energy Inc
4.25%, 04/15/27 144AΔ	150,000	143,176
Enbridge, Inc.
3.50%, 06/10/24	150,000	150,164
Glencore Finance Canada, Ltd.
2.70%, 10/25/17 144A	530,000	530,834
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20	110,000	116,700
Transcanada Trust
5.30%, 03/15/77†	370,000	381,054
Valeant Pharmaceuticals International, Inc.
6.50%, 03/15/22 144A	50,000	52,563
7.00%, 03/15/24 144A	230,000	242,362

		3,920,750

Chile — 0.1%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22Δ	240,000	250,352
Corporation Nacional del Cobre de Chile
4.50%, 09/16/25 144A	400,000	426,983
Latam Airlines Class A Pass-Through Trust Series 2015-1
4.20%, 11/15/27	833,885	831,241

		1,508,576

China — 0.1%
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	138,247
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	210,000	220,305
5.50%, 02/15/24 144A	200,000	209,400
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	750,000	798,771

		1,366,723

Colombia — 0.1%
Colombia Government International Bond
5.63%, 02/26/44	480,000	527,040
Ecopetrol SA
5.88%, 05/28/45	720,000	664,560

		1,191,600

	Par	Value
Denmark — 0.0%
Realkredit Danmark A/S
1.00%, 04/01/18(D)	$1,400,000	$217,461
2.00%, 04/01/18(D)	1,400,000	218,954

		436,415

Dominican Republic — 0.0%
Dominican Republic International Bond
10.38%, 03/04/22(V)	800,000	17,060
14.50%, 02/10/23(V)	1,300,000	31,520
6.88%, 01/29/26 144A	180,000	201,825
11.38%, 07/06/29(V)	700,000	15,128

		265,533

Ecuador — 0.0%
Ecuador Government International Bond
9.65%, 12/13/26	200,000	200,740
9.63%, 06/02/27 144A	200,000	200,500

		401,240

Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27Δ	259,000	264,343

France — 0.6%
BNP Paribas SA
2.38%, 09/14/17	270,000	270,464
4.38%, 05/12/26 144A	275,000	285,497
Credit Agricole SA
8.38%, 10/13/19 144A†	510,000	571,200
4.13%, 01/10/27 144AΔ	450,000	471,391
Danone SA
2.59%, 11/02/23 144A	650,000	635,108
2.95%, 11/02/26 144A	620,000	600,471
Natixis SA
1.98%, 09/25/17†	1,800,000	1,802,739
Unibail-Rodamco SE
1.93%, 04/16/19†	1,600,000	1,595,470

		6,232,340

Germany — 0.4%
Deutsche Bank AG
2.50%, 02/13/19	100,000	100,411
2.85%, 05/10/19Δ	1,600,000	1,617,782
4.25%, 10/14/21	600,000	629,824
KFW
1.13%, 08/06/18	1,800,000	1,794,386

		4,142,403

India — 0.1%
Bharti Airtel, Ltd.
4.38%, 06/10/25 144A	530,000	530,874

Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	570,000	613,610
3.70%, 01/08/22 144A	200,000	206,039

See Notes to Financial Statements.

81

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.38%, 10/17/23	$200,000	$222,603
4.75%, 01/08/26 144A	250,000	268,963
4.35%, 01/08/27 144A	210,000	219,255
Perusahaan Penerbit Sbsn Indonesia III
4.33%, 05/28/25 144A	200,000	206,760

		1,737,230

Ireland — 0.4%
AerCap Ireland Capital DAC
4.63%, 07/01/22	550,000	590,110
GE Capital International Funding Co.
2.34%, 11/15/20	1,723,000	1,737,614
3.37%, 11/15/25	597,000	617,946
4.42%, 11/15/35	229,000	249,720
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	500,000	497,947
2.40%, 09/23/21	1,000,000	989,323

		4,682,660

Israel — 0.2%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,429,820
5.50%, 12/04/23	200,000	237,952
5.50%, 04/26/24	500,000	597,414

		2,265,186

Italy — 0.3%
Intesa Sanpaolo SpA
3.88%, 01/16/18	600,000	605,628
5.02%, 06/26/24 144A	750,000	761,730
UniCredit SpA
3.75%, 04/12/22 144AΔ	900,000	922,731
4.63%, 04/12/27 144AΔ	325,000	342,579
5.86%, 06/19/32 144A†	250,000	257,265

		2,889,933

Jamaica — 0.0%
Digicel, Ltd.
6.75%, 03/01/23 144A	300,000	283,224

Japan — 4.1%
Dai-ichi Life Insurance Co., Ltd.
4.00%, 07/24/26 144A†	375,000	372,562
Development Bank of Japan, Inc.
1.63%, 09/01/21 144A	1,300,000	1,264,316
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,131,293
Japan Treasury Discount Bill
0.00%, 07/24/17(J)Ω	2,060,000,000	18,316,042
0.00%, 08/28/17(J)Ω	2,150,000,000	19,117,863
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	254,187
3.00%, 02/22/22Δ	180,000	182,792
3.85%, 03/01/26	200,000	209,111

	Par	Value
Mizuho Financial Group, Inc.
2.63%, 04/12/21 144A	$500,000	$500,263
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	255,767
4.44%, 04/02/24 144A	350,000	372,042
Sumitomo Mitsui Trust Bank, Ltd.
2.00%, 09/18/17†	2,900,000	2,904,382
2.01%, 10/06/17†	400,000	400,716

		46,281,336

Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	1,200,000	1,228,996

Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	1,490,000	1,524,903

Luxembourg — 0.0%
ArcelorMittal
6.75%, 02/25/22Δ	50,000	56,500
7.50%, 10/15/39	70,000	78,838

		135,338

Mexico — 0.6%
America Movil SAB de CV
5.63%, 11/15/17	370,000	375,272
6.00%, 06/09/19(M)	3,030,000	162,952
5.00%, 03/30/20	240,000	258,142
Mexican Bonos
10.00%, 12/05/24(M)	25,130,000	1,651,092
8.50%, 11/18/38(M)	24,978,500	1,575,653
7.75%, 11/13/42(M)	34,565,200	2,015,776
8.00%, 11/07/47(M)	22,200	1,335
Petroleos Mexicanos
5.50%, 02/04/19Δ	50,000	52,325
6.38%, 02/04/21	11,000	11,933
5.13%, 03/15/23(E)	110,000	141,563
6.88%, 08/04/26	200,000	222,100
6.63%, 06/15/35	19,000	19,736
5.50%, 06/27/44	170,000	151,130
6.38%, 01/23/45	500,000	490,000

		7,129,009

Morocco & Antilles — 0.0%
OCP SA
4.50%, 10/22/25 144A	450,000	455,062

Netherlands — 1.1%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	211,248
Alcoa Nederland Holding BV
7.00%, 09/30/26 144A	200,000	220,500
Cooperatieve Rabobank UA
11.00%, 06/30/19 144A†	487,000	567,477
4.63%, 12/01/23	400,000	431,654

See Notes to Financial Statements.

82

	Par	Value
4.38%, 08/04/25	$670,000	$703,801
Enel Finance International NV
2.88%, 05/25/22 144A	725,000	726,829
Equate Petrochemical BV
4.25%, 11/03/26 144AΔ	260,000	264,160
ING Bank NV
5.80%, 09/25/23 144A	340,000	384,433
4.13%, 11/21/23†	600,000	614,354
ING Groep NV
3.15%, 03/29/22Δ	200,000	204,033
Majapahit Holding BV
7.75%, 01/20/20	240,000	268,800
Mylan NV
3.95%, 06/15/26Δ	750,000	761,322
Myriad International Holdings BV
4.85%, 07/06/27	420,000	423,150
NXP BV
4.63%, 06/01/23 144A	800,000	865,000
Petrobras Global Finance BV
5.38%, 01/27/21	1,230,000	1,253,616
8.38%, 05/23/21	90,000	100,969
6.13%, 01/17/22	150,000	155,100
6.25%, 03/17/24	380,000	388,170
7.38%, 01/17/27	720,000	763,560
6.85%, 06/05/15	350,000	311,255
Shell International Finance BV
4.38%, 03/25/20	320,000	340,679
2.88%, 05/10/26Δ	410,000	405,043
4.55%, 08/12/43	120,000	128,706
4.38%, 05/11/45	230,000	241,293
4.00%, 05/10/46	190,000	188,087
Stichting AK Rabobank Certificaten
6.50%, 12/31/49(E)	700,000	948,828

		11,872,067

Peru — 0.0%
Peruvian Government International Bond
5.63%, 11/18/50	330,000	400,620

Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	980,000	1,049,709

Russia — 0.3%
Russian Federal Bond - OFZ
7.00%, 08/16/23(Q)	12,100,000	198,606
7.75%, 09/16/26(Q)	9,710,000	165,634
8.15%, 02/03/27(Q)	43,040,000	762,022
7.05%, 01/19/28(Q)	106,530,000	1,721,008

		2,847,270

South Korea — 0.2%
Export-Import Bank of Korea
5.00%, 04/11/22	1,500,000	1,655,997

	Par	Value
Spain — 0.1%
Telefonica Emisiones SA Unipersonal
6.22%, 07/03/17	$20,000	$20,000
5.88%, 07/15/19	70,000	75,245
5.46%, 02/16/21	900,000	990,754
5.21%, 03/08/47	150,000	162,594

		1,248,593

Supranational — 0.0%
Inter-American Development Bank
1.00%, 02/27/18	400,000	398,116

Sweden — 0.1%
Nordea Bank AB
4.88%, 05/13/21 144A	640,000	687,247
Stadshypotek AB
1.88%, 10/02/19 144A	900,000	899,005

		1,586,252

Switzerland — 0.7%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	253,552
Credit Suisse Group AG
4.28%, 01/09/28 144A	1,800,000	1,862,803
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21Δ	800,000	821,961
4.55%, 04/17/26	890,000	947,162
4.88%, 05/15/45	350,000	386,761
UBS Group Funding Switzerland AG
3.00%, 04/15/21 144A	1,500,000	1,524,361
2.65%, 02/01/22 144A	300,000	299,683
2.70%, 02/01/22 144A†	200,000	206,235
3.49%, 05/23/23 144AΔ	880,000	901,338
4.25%, 03/23/28 144A	1,160,000	1,214,303

		8,418,159

Turkey — 0.1%
Turkish Airlines Class A Pass-Through Trust Series 2015-1
4.20%, 03/15/27 144A	1,393,692	1,336,203

United Arab Emirates — 0.0%
Shelf Drilling Holdings, Ltd.
9.50%, 11/02/20 144A	18,119	17,666

United Kingdom — 1.7%
Barclays Bank PLC
1.95%, 11/06/17†	300,000	300,681
6.05%, 12/04/17 144A	230,000	233,995
1.71%, 03/16/18†	2,900,000	2,899,529
Barclays PLC
6.50%, 09/15/19(E)†	800,000	946,271
3.29%, 08/10/21†	1,600,000	1,678,891
4.95%, 01/10/47	200,000	214,281
BP Capital Markets PLC
3.56%, 11/01/21	30,000	31,420

See Notes to Financial Statements.

83

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.22%, 11/28/23	$370,000	$376,077
3.81%, 02/10/24	330,000	344,449
3.51%, 03/17/25	390,000	399,658
3.12%, 05/04/26	570,000	565,593
Centrica PLC
4.25%, 09/12/44(U)	200,000	309,057
Ensco PLC
8.00%, 01/31/24	89,000	84,105
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	220,000	224,927
5.25%, 12/19/33(U)	100,000	179,617
Hammerson PLC
3.50%, 10/27/25(U)	100,000	139,700
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	215,681
HSBC Holdings PLC
3.40%, 03/08/21	610,000	627,280
2.80%, 01/05/22†	400,000	411,730
3.26%, 03/13/23†	525,000	535,296
6.00%, 09/29/23(E)†Δ	800,000	1,026,798
4.25%, 03/14/24	240,000	248,644
4.25%, 08/18/25	220,000	226,394
4.04%, 03/13/28†	700,000	725,916
6.50%, 09/15/37	1,000,000	1,297,076
Lloyds Bank PLC
12.00%, 12/16/24 144A†	1,200,000	1,636,272
Lloyds Banking Group PLC
4.50%, 11/04/24	240,000	250,315
Reckitt Benckiser Group PLC
2.75%, 06/26/24 144A	600,000	595,472
3.00%, 06/26/27 144A	800,000	790,434
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	180,000	197,300
6.00%, 12/19/23	110,000	121,325
5.13%, 05/28/24Δ	280,000	294,559
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	184,156
Standard Chartered PLC
5.70%, 03/26/44 144A	680,000	775,320
UBM PLC
5.75%, 11/03/20 144A	230,000	242,310

		19,330,529

Total Foreign Bonds (Cost $150,826,143)		151,522,250

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.0%
Brazil — 0.0%
Brazil Notas do Tesouro Nacional Serie B
6.00%, 08/15/50
(Cost $869,158)	662,000	632,485

	Par	Value
LOAN AGREEMENTS — 0.9%
Air Medical Group Holdings, Inc. Initial Term Loan
0.00%, 04/28/22S†	$470,000	$468,766
Avolon TLB Borrower 1 (US) LLC Initial Term B-2 Loan
3.96%, 03/21/22†	410,000	414,102
Berry Global Group, Inc. Term J Loan
3.62%, 01/19/24†	384,038	384,784
BWay Holding Co. Initial Term Loan
4.33%, 04/03/24†	430,000	430,153
CenturyLink, Inc. Initial Term B Loan
1.38%, 01/31/25†	440,000	435,757
Charter Communications Operating LLC Term I-1 Loan
3.48%, 01/15/24†	992,462	997,356
Delos Finance S.à r.l Loan
3.55%, 10/06/23†	270,000	271,712
First Data Corporation 2024 New Dollar Term Loan
3.72%, 04/26/24†	988,082	988,947
Flying Fortress Holdings LLC New Loans
0.00%, 10/30/22S†	205,000	206,196
3.55%, 10/30/22†	205,000	206,196
Four Seasons Holdings, Inc. Term Loan 2013
3.73%, 11/30/23†	407,950	412,503
Michaels Stores, Inc. 2016 New Replacement Term B-1 Loan
3.84%, 01/30/23†	991,772	990,798
PetSmart, Inc. Tranche B-2 Loan
4.22%, 03/11/22†	992,405	924,100
Post Holdings, Inc. Series A Incremental Term Loan
0.00%, 05/24/24S†	130,000	130,325
Prime Security Services Borrower, LLC 2016-2 Refinancing Term B-1 Loan
3.97%, 05/02/22†	408,975	410,363
Realogy Group LLC Initial Term B Loan
3.48%, 07/20/22†	134,624	135,700
RPI Finance Trust Initial Term Loan B-6
3.30%, 03/27/23†	510,000	512,510
Sprint Communications, Inc. Initial Term Loan
3.75%, 02/02/24†	399,000	399,428

See Notes to Financial Statements.

84

	Par	Value
Trans Union LLC 2016 Incremental Term B-2 Commitment
3.73%, 04/09/23†	$326,316	$328,938
Univision Communications, Inc. 2017 Replacement Repriced First-Lien Term Loan
3.98%, 03/15/24†	991,982	975,552

Total Loan Agreements (Cost $10,140,486)		10,024,186

MORTGAGE-BACKED SECURITIES — 38.4%
ALBA PLC Series 2007-1
0.48%, 03/17/39†	867,064	1,084,868
ALBA PLC Series 2015-1
1.50%, 04/24/49†	811,942	1,067,022
Alternative Loan Trust Series 2006-OA11
1.41%, 09/25/46†	547,859	471,259
American Home Mortgage Assets Trust Series 2006-5
1.65%, 11/25/46†	878,687	471,787
American Home Mortgage Investment Trust Series 2005-2
2.91%, 09/25/45†	786,503	784,636
Banc of America Funding Trust Series 2005-D
3.18%, 05/25/35†	937,872	982,952
Banc of America Mortgage Trust Series 2004-F
3.71%, 07/25/34†	68,794	70,312
Bayview Commercial Asset Trust Series 2004-3
1.59%, 01/25/35 144A†	454,735	439,349
BBCCRE Trust Series 2015-GTP
3.97%, 08/10/33 144A	1,600,000	1,638,790
4.71%, 08/10/33 144A†	1,700,000	1,481,851
BBCMS Trust Series 2015-RRI
2.41%, 05/15/32 144A†	1,625,786	1,627,862
BBCMS Trust Series 2015-STP
3.32%, 09/10/28 144A	1,593,792	1,640,702
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11
2.95%, 02/25/33†	9,715	9,722
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-2
2.95%, 05/25/34†	35,315	32,992
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2
3.26%, 03/25/35†	310,384	313,993
Bear Stearns ALT-A Trust Series 2005-4
3.47%, 05/25/35†	242,968	244,486

	Par	Value
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18
5.60%, 06/11/50	$714,163	$720,059
Bear Stearns Structured Products, Inc. Trust Series 2007-R6
3.42%, 01/26/36†	697,290	623,491
Berica 8 Residential MBS S.r.l. Series 8
0.00%, 03/31/48†	77,362	88,131
Berica ABS S.r.l. Series 2011-1
0.00%, 12/31/55†	417,607	476,601
CD Commercial Mortgage Trust Series 2016-CD2
3.53%, 11/10/49†	380,000	393,585
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4A
1.56%, 10/25/35 144A†	208,789	197,567
Chicago Skyscraper Trust Series 2017-SKY
2.26%, 02/15/30 144A†	420,000	421,276
2.41%, 02/15/30 144A†	440,000	441,553
CHL Mortgage Pass-Through Trust Series 2003-58
3.35%, 02/19/34†	384,807	387,121
CHL Mortgage Pass-Through Trust Series 2004-HYB5
3.07%, 04/20/35†	776,574	773,640
Citigroup Commercial Mortgage Trust Series 2008-C7
6.30%, 12/10/49†	351,063	352,747
Citigroup Commercial Mortgage Trust Series 2014-GC21
1.42%, 05/10/47 IO†	1,203,608	78,111
Citigroup Commercial Mortgage Trust Series 2015-GC27
3.14%, 02/10/48	650,000	654,450
Citigroup Commercial Mortgage Trust Series 2015-GC29
3.11%, 04/10/48 144A	420,000	312,840
COMM Mortgage Trust Series 2013-CR12
4.30%, 10/10/46	50,000	53,581
4.76%, 10/10/46†	40,000	43,139
5.25%, 10/10/46†	20,000	20,660
COMM Mortgage Trust Series 2013-CR13
1.09%, 12/10/23 IO†	1,084,336	40,448
COMM Mortgage Trust Series 2013-CR6
3.40%, 03/10/46 144A	390,000	391,768

See Notes to Financial Statements.

85

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
COMM Mortgage Trust Series 2014-277P
3.73%, 08/10/49 144A†	$160,000	$167,344
COMM Mortgage Trust Series 2014-CR19
4.88%, 08/10/47†	218,000	224,073
COMM Mortgage Trust Series 2015-DC1
4.04%, 02/10/48†	100,000	101,392
4.50%, 02/10/48†	80,000	79,856
COMM Mortgage Trust Series 2015-LC19
3.83%, 02/10/48†	100,000	101,739
4.40%, 02/10/48†	190,000	192,169
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-19
5.25%, 07/25/33 IO	1,762	2
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR18
0.00%, 07/25/33 IO†	30,330	—
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR20
0.00%, 08/25/33 IO†	32,063	—
CSAIL Commercial Mortgage Trust Series 2015-C1
4.04%, 04/15/50†	60,000	61,538
CSMC Trust Series 2014-TIKI
2.11%, 09/15/38 144A†	300,000	300,446
DBJPM Mortgage Trust Series 2017-C6
3.33%, 06/10/50	130,000	133,339
DBUBS Mortgage Trust Series 2011-LC3A
5.51%, 08/10/44 144A†	400,000	435,451
Federal Home Loan Bank
7.43%, 10/01/18	2,719	2,727
Federal Home Loan Mortgage Corporation
8.50%, 06/01/18	1	1
4.50%, 09/01/18	784	802
8.00%, 08/01/24	1,086	1,185
4.00%, 10/01/25	223,427	234,612
5.50%, 02/01/27	37,465	41,299
7.50%, 11/01/29	3,990	4,653
7.50%, 12/01/29	4,650	5,425
7.50%, 02/01/31	4,561	4,784
2.73%, 07/01/31†	3,237	3,344
7.50%, 11/01/31	8,423	8,449
3.73%, 04/01/32†	2,045	2,142
3.50%, 08/01/33	1,025,272	1,072,000
5.00%, 08/01/33	5,584	6,112

	Par	Value
5.00%, 09/01/33	$1,069	$1,169
5.00%, 10/01/33	3,366	3,681
3.20%, 03/01/34†	1,855	1,957
5.00%, 12/01/34	92,830	101,520
5.50%, 05/01/35	257,878	288,539
5.00%, 07/01/35	5,015	5,501
5.00%, 11/01/35	125,451	136,910
5.50%, 11/01/35	33,189	37,164
5.00%, 12/01/35	13,786	15,240
5.50%, 01/01/36	25,174	28,151
6.00%, 02/01/36	203,371	228,664
5.00%, 02/01/37	13,577	14,837
5.50%, 07/01/37	40,161	44,938
5.50%, 04/01/38	9,580	10,668
7.00%, 02/01/39	129,531	150,470
7.00%, 03/01/39	23,077	25,914
5.50%, 04/01/39	256,402	286,167
4.50%, 06/01/39	111,616	119,984
6.50%, 09/01/39	44,232	50,141
5.50%, 08/01/40	206,473	229,954
4.00%, 02/01/41	75,625	79,871
5.00%, 06/01/41	3,371	3,685
3.50%, 10/01/42	142,040	146,458
4.00%, 10/01/42	63,852	67,730
3.50%, 11/01/42	295,015	304,195
3.50%, 12/01/42	78,085	80,534
3.50%, 01/01/43	457,022	471,340
3.50%, 02/01/43	338,967	349,573
3.50%, 03/01/43	780,172	804,467
3.50%, 04/01/43	684,919	706,918
4.00%, 04/01/43	153,137	162,453
3.50%, 05/01/43	532,629	550,892
4.00%, 05/01/43	68,506	73,318
4.00%, 06/01/43	77,668	83,066
4.00%, 07/01/43	274,115	293,012
4.00%, 08/01/43	159,586	169,378
4.50%, 12/01/43	1,005,409	1,090,020
3.50%, 02/01/44	78,433	80,884
4.50%, 02/01/44	785,861	858,049
4.50%, 03/01/44	248,976	271,899
3.50%, 03/01/45	845,613	872,036
3.50%, 06/01/45	484,883	501,497
3.50%, 10/01/45	383,286	396,325
4.00%, 12/01/45	679,502	715,500
3.50%, 03/01/46	1,770,907	1,831,189
3.50%, 05/01/46	366,425	378,123
4.00%, 09/01/46	1,955,092	2,058,666
4.00%, 04/01/47	23,647	24,888
4.00%, 07/01/47	2,500,000	2,632,441
3.00%, 08/17/47 TBA	2,000,000	1,992,656
3.50%, 08/17/47 TBA	7,100,000	7,281,192
4.00%, 08/17/47 TBA	1,400,000	1,469,688

See Notes to Financial Statements.

86

	Par	Value
Federal Home Loan Mortgage Corporation Reference REMIC Series R007
6.00%, 05/15/36	$233,632	$262,975
Federal Home Loan Mortgage Corporation REMIC Series 3325
1.66%, 06/15/37†	171,622	172,342
Federal Home Loan Mortgage Corporation REMIC Series 3621
5.07%, 01/15/40 IO†	316,427	51,468
Federal Home Loan Mortgage Corporation REMIC Series 3947
4.79%, 10/15/41 IO†	207,381	33,723
Federal Home Loan Mortgage Corporation REMIC Series 4092
3.00%, 09/15/31 IO	467,278	48,517
Federal Home Loan Mortgage Corporation REMIC Series 4099
4.84%, 08/15/42 IO†	289,856	58,724
Federal Home Loan Mortgage Corporation REMIC Series 4194
3.50%, 04/15/43 IO	1,086,352	171,734
Federal Home Loan Mortgage Corporation REMIC Series 4210
3.00%, 05/15/43	332,015	304,698
Federal Home Loan Mortgage Corporation REMIC Series 4239
3.50%, 06/15/27 IO	452,394	45,783
Federal Home Loan Mortgage Corporation REMIC Series 4298
4.00%, 04/15/43 IO	381,546	48,374
Federal Home Loan Mortgage Corporation REMIC Series 4310
4.79%, 02/15/44 IO†	147,919	27,068
Federal Home Loan Mortgage Corporation REMIC Series 4335
4.84%, 05/15/44 IO†	151,787	26,160
Federal Home Loan Mortgage Corporation REMIC Series 4415
1.85%, 04/15/41 IO†	288,227	15,649
Federal Home Loan Mortgage Corporation REMIC Series 4638
1.44%, 07/15/40†	686,239	685,817
Federal National Mortgage Association
5.00%, 12/01/17	651	667
9.50%, 05/01/22	201	214
1.87%, 07/01/22†	2,336	2,320
5.50%, 09/01/23	40,940	43,321

	Par	Value
5.50%, 10/01/23	$9,252	$9,833
9.50%, 07/01/24	424	453
2.81%, 04/01/25	50,000	50,489
5.50%, 05/01/25	84,756	86,857
3.08%, 01/01/27	500,000	509,555
1.83%, 07/01/27†	10,792	10,676
2.83%, 08/01/27†	20,329	21,289
1.83%, 11/01/27 CONV†	12,001	11,881
3.14%, 02/01/30†	78,591	80,456
3.00%, 06/01/30 CONV†	13,212	13,491
8.00%, 10/01/30	12,870	15,435
3.06%, 12/01/30 CONV†	4,567	4,656
1.83%, 01/01/31†	5,631	5,558
4.50%, 04/01/31	65,304	70,252
3.20%, 05/01/31†	11,962	12,026
4.50%, 05/01/31	233,324	251,021
4.50%, 06/01/31	70,589	75,937
4.50%, 11/01/31	103,218	111,023
6.00%, 11/01/31	2,092	2,382
4.50%, 12/01/31	161,245	173,465
6.00%, 01/01/32	58,274	65,560
6.00%, 03/01/32	6,999	7,900
6.00%, 04/01/32	130,521	146,983
1.83%, 06/01/32†	7,287	7,190
1.87%, 08/01/32†	7,425	7,327
6.00%, 08/01/32	1,285	1,460
2.50%, 08/17/32 TBA	300,000	301,178
3.00%, 08/17/32 TBA	400,000	410,125
3.00%, 02/01/33†	978	995
5.50%, 04/01/33	24,697	28,261
1.87%, 05/01/33†	25,352	25,040
6.00%, 05/01/33	448	504
5.00%, 07/01/33	30,561	33,541
5.00%, 08/01/33	2,652	2,929
5.00%, 09/01/33	36,687	40,272
5.50%, 09/01/33	1,283	1,433
5.50%, 12/01/33	6,064	6,795
6.00%, 12/01/33	216	243
5.50%, 02/01/34	1,607	1,801
5.50%, 04/01/34	328	370
3.50%, 05/01/34	223,202	233,252
5.50%, 08/01/34	2,698	3,045
5.50%, 10/01/34	127	143
6.00%, 10/01/34	28,413	31,965
3.08%, 12/01/34†	58,055	61,563
5.50%, 12/01/34	10,816	12,048
6.00%, 05/01/35	589,209	666,339
5.50%, 07/01/35	153	171
6.00%, 07/01/35	137,415	156,867
5.50%, 08/01/35	270	303
5.50%, 09/01/35	64,856	71,862
5.00%, 10/01/35	101,816	111,757
6.00%, 10/01/35	28,275	32,137
1.83%, 11/01/35†	4,845	4,786
2.69%, 11/01/35†	53,810	56,296
6.00%, 11/01/35	395,207	447,630
5.50%, 12/01/35	1,195	1,348

See Notes to Financial Statements.

87

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.00%, 12/01/35	$4,788	$5,419
6.00%, 02/01/36	1,949	2,202
6.00%, 03/01/36	1,401	1,576
5.50%, 04/01/36	11,479	12,188
6.00%, 04/01/36	4,265	4,871
3.89%, 05/01/36†	51,511	54,452
5.50%, 11/01/36	84,876	95,030
6.00%, 01/01/37	368,126	415,993
5.50%, 02/01/37	122	136
6.00%, 02/01/37	330,998	377,497
5.50%, 03/01/37	5,219	5,845
6.00%, 03/01/37	19,725	22,470
5.50%, 04/01/37	249	276
5.50%, 06/01/37	66	74
6.00%, 07/01/37	696,258	791,055
5.50%, 08/01/37	244,630	274,056
6.00%, 08/01/37	50,866	57,699
6.00%, 09/01/37	106,147	120,422
6.50%, 10/01/37	54,093	59,880
7.00%, 10/01/37	3,605	3,987
7.00%, 11/01/37	5,194	5,627
1.83%, 12/01/37†	36,426	36,022
6.00%, 12/01/37	248,046	281,209
7.00%, 12/01/37	3,451	3,830
1.83%, 01/01/38†	18,222	18,030
6.00%, 01/01/38	186,900	211,962
5.50%, 02/01/38	2,984	3,344
7.00%, 02/01/38	3,566	3,936
4.50%, 03/01/38	6,396	6,869
5.50%, 03/01/38	366	410
6.00%, 03/01/38	796	896
4.50%, 04/01/38	101,909	109,667
5.00%, 04/01/38	104,887	114,561
5.50%, 05/01/38	116	129
6.00%, 05/01/38	22,709	25,674
5.00%, 06/01/38	110,510	120,703
5.50%, 06/01/38	481	536
5.50%, 07/01/38	56,867	63,239
5.50%, 08/01/38	64,300	72,016
7.00%, 08/01/38	1,528	1,711
5.50%, 09/01/38	237	265
6.00%, 11/01/38	28,477	32,264
7.00%, 11/01/38	18,338	20,719
5.50%, 12/01/38	111	124
6.00%, 12/01/38	32,986	37,429
7.00%, 02/01/39	10,596	12,213
7.00%, 03/01/39	90,774	104,396
6.00%, 09/01/39	19,891	22,551
6.00%, 12/01/39	363,240	412,187
2.09%, 06/01/40†	37,108	38,428
2.09%, 10/01/40†	119,345	121,818
1.83%, 11/01/40†	14,916	14,727
4.50%, 04/01/41	114,086	123,433
6.00%, 05/01/41	705,219	802,908
4.50%, 08/01/41	89,281	96,563
4.50%, 11/01/41	364,283	393,753
4.00%, 06/01/42	62,245	65,699
3.50%, 09/01/42	66,899	69,070

	Par	Value
2.50%, 10/01/42	$470,696	$456,238
4.00%, 10/01/42	263,991	279,865
2.50%, 11/01/42	26,361	25,551
4.00%, 11/01/42	2,195,279	2,335,125
2.50%, 12/01/42	19,728	19,121
3.00%, 12/01/42	21,052	21,235
4.00%, 12/01/42	157,775	166,506
2.50%, 01/01/43	18,632	18,059
3.00%, 01/01/43	385,750	387,158
3.50%, 01/01/43	2,040,866	2,104,668
2.50%, 02/01/43	20,623	19,989
2.50%, 03/01/43	1,629,704	1,579,578
3.00%, 03/01/43	236,131	238,178
2.50%, 04/01/43	1,381,819	1,339,344
3.00%, 04/01/43	352,234	355,287
3.50%, 04/01/43	105,795	109,022
4.00%, 04/01/43	66,537	70,859
2.50%, 05/01/43	32,312	31,319
3.00%, 05/01/43	227,804	229,780
2.50%, 06/01/43	31,666	30,693
3.00%, 06/01/43	66,655	67,233
4.00%, 06/01/43	642,047	682,107
3.00%, 07/01/43	607,547	612,810
3.50%, 07/01/43	1,108,750	1,141,762
4.00%, 07/01/43	663,777	704,742
2.50%, 08/01/43	873,733	845,807
3.50%, 08/01/43	284,652	293,130
4.00%, 08/01/43	229,573	243,559
4.50%, 09/01/43	729,063	784,663
2.50%, 10/01/43	44,980	43,539
4.50%, 10/01/43	229,047	247,402
4.50%, 11/01/43	155,248	167,709
4.50%, 12/01/43	226,413	244,557
4.50%, 01/01/44	146,228	157,953
4.50%, 02/01/44	1,030,849	1,108,188
4.50%, 07/01/44	135,901	147,973
4.50%, 10/01/44	584,762	636,415
4.00%, 01/01/45	221,085	234,803
4.50%, 02/01/45	1,296,494	1,421,606
4.50%, 04/01/45	800,826	877,080
4.50%, 05/01/45	94,634	103,500
3.50%, 06/01/45	790,244	812,380
3.00%, 11/01/45	1,693,632	1,693,169
3.50%, 12/01/45	2,294,269	2,359,673
3.50%, 01/01/46	540,751	558,453
3.50%, 05/01/46	556,979	574,995
3.00%, 11/01/46	3,337,850	3,341,496
4.00%, 04/01/47	891,465	942,553
3.00%, 07/17/47 TBA	15,100,000	15,080,823
3.50%, 07/17/47 TBA	12,000,000	12,325,782
4.00%, 07/17/47 TBA	9,000,000	9,461,601
5.00%, 07/17/47 TBA	1,000,000	1,092,500
3.00%, 08/17/47 TBA	6,670,000	6,651,211
3.50%, 08/17/47 TBA	61,550,000	63,114,663
4.00%, 08/17/47 TBA	8,200,000	8,606,318
4.50%, 08/17/47 TBA	15,300,000	16,394,011
3.50%, 09/17/47 TBA	46,450,000	47,559,133
4.00%, 09/17/47 TBA	4,500,000	4,715,860

See Notes to Financial Statements.

88

	Par	Value
4.50%, 04/01/56	$1,075,476	$1,166,107
5.50%, 09/01/56	1,086,409	1,219,874
Federal National Mortgage Association ACES Series 2015-M13
2.80%, 06/25/25†	90,000	90,269
Federal National Mortgage Association ACES Series 2016-M11
2.94%, 07/25/39	320,473	315,785
Federal National Mortgage Association Interest STRIP Series 409
3.00%, 04/25/27 IO	370,956	32,974
5.47%, 01/25/29†	200,000	221,032
4.50%, 11/25/39 IO	60,402	13,813
3.50%, 11/25/41 IO	216,390	37,325
4.00%, 11/25/41 IO	268,113	51,476
4.00%, 04/25/42 IO	501,013	91,360
Federal National Mortgage Association REMIC Series 1991-137
868.32%, 10/25/21 IO	42	571
Federal National Mortgage Association REMIC Series 1991-97
1,009.30%, 08/25/21 IO	28	425
Federal National Mortgage Association REMIC Series 2000-32
1.66%, 10/18/30†	11,069	11,112
Federal National Mortgage Association REMIC Series 2005-29
5.50%, 04/25/35	423,159	478,640
Federal National Mortgage Association REMIC Series 2007-24
5.53%, 03/25/37 IO†	707,058	131,517
Federal National Mortgage Association REMIC Series 2011-52
5.00%, 06/25/41	426,425	468,392
Federal National Mortgage Association REMIC Series 2011-59
5.50%, 07/25/41	1,111,936	1,247,483
Federal National Mortgage Association REMIC Series 2011-87
1.77%, 09/25/41†	1,987,778	2,008,111
Federal National Mortgage Association REMIC Series 2011-96
5.32%, 10/25/41 IO†	525,715	93,089
Federal National Mortgage Association REMIC Series 2012-111
7.00%, 10/25/42	39,356	44,781
Federal National Mortgage Association REMIC Series 2012-118
3.50%, 12/25/39 IO	358,979	47,574

	Par	Value
Federal National Mortgage Association REMIC Series 2012-133
4.92%, 12/25/42 IO†	$168,808	$35,438
Federal National Mortgage Association REMIC Series 2012-153
7.00%, 07/25/42	130,265	151,069
Federal National Mortgage Association REMIC Series 2012-28
6.50%, 06/25/39	20,194	22,150
Federal National Mortgage Association REMIC Series 2012-46
6.00%, 05/25/42	189,998	214,431
Federal National Mortgage Association REMIC Series 2012-70
5.43%, 02/25/41 IO†	41,657	5,591
Federal National Mortgage Association REMIC Series 2012-74
5.43%, 03/25/42 IO†	225,573	37,403
Federal National Mortgage Association REMIC Series 2012-75
5.37%, 07/25/42 IO†	61,798	12,189
Federal National Mortgage Association REMIC Series 2013-14
4.00%, 03/25/43 IO	270,612	45,891
Federal National Mortgage Association REMIC Series 2013-17
3.00%, 03/25/28 IO	1,380,640	139,599
Federal National Mortgage Association REMIC Series 2013-29
4.00%, 04/25/43 IO	736,682	122,459
Federal National Mortgage Association REMIC Series 2013-9
5.50%, 04/25/42	772,078	861,869
6.50%, 07/25/42	325,117	368,580
Federal National Mortgage Association REMIC Series 2014-47
1.93%, 08/25/44 IO†	1,396,109	84,726
Federal National Mortgage Association REMIC Series 2015-55
1.61%, 08/25/55 IO†	256,506	14,045
Federal National Mortgage Association REMIC Series 2015-56
4.92%, 08/25/45 IO†	82,289	18,958
FHLMC Multifamily Structured Pass-Through Certificates Series K015
1.77%, 07/25/21 IO†	602,087	32,819

See Notes to Financial Statements.

89

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates Series K016
1.69%, 10/25/21 IO†	$198,513	$10,789
FHLMC Multifamily Structured Pass-Through Certificates Series KF11
1.67%, 09/25/25†	1,243,114	1,249,959
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DN1
5.37%, 01/25/25†	400,000	434,198
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1
3.07%, 10/25/27†	400,000	410,378
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA4
5.02%, 03/25/29†	250,000	271,072
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-HQA2
6.37%, 11/25/28†	300,000	349,258
FHLMC Structured Pass-Through Certificates Series T-61
2.09%, 07/25/44†	782,330	792,559
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1
3.13%, 06/25/34†	304,106	299,331
FREMF Mortgage Trust Series 2012-K20
0.20%, 05/25/45 IO 144A	5,528,962	42,297
GE Business Loan Trust Series 2007-1A
1.33%, 04/16/35 144A†	285,045	273,866
Giovecca Mortgages S.r.l. Series 2011-1
0.27%, 04/23/48†	83,375	95,402
Government National Mortgage Association
7.00%, 01/15/26	3,854	4,179
7.00%, 07/15/27	36,750	42,293
7.00%, 01/15/28	13,229	13,502
7.00%, 03/15/28	48,057	55,152
7.00%, 07/15/28	8,021	8,696
7.50%, 07/15/28	11,278	11,549
6.50%, 08/15/28	2,985	3,317
7.00%, 08/15/28	10,509	11,595
7.50%, 08/15/28	8,051	8,923
6.50%, 09/15/28	7,026	8,102
7.00%, 10/15/28	33,408	35,301
7.50%, 03/15/29	15,845	18,783
2.25%, 11/20/29†	29,268	30,274
8.50%, 08/15/30	649	685
8.50%, 11/20/30	6,327	7,305
6.50%, 08/15/31	33,938	38,537
7.50%, 08/15/31	9,577	10,714
6.50%, 10/15/31	58,363	65,813

	Par	Value
6.00%, 11/15/31	$142,919	$164,374
6.50%, 11/15/31	79,002	86,363
6.00%, 12/15/31	28,022	31,941
6.00%, 01/15/32	84,803	95,969
6.00%, 02/15/32	145,387	163,999
6.50%, 02/15/32	105,900	116,506
6.00%, 04/15/32	42,726	48,196
7.50%, 04/15/32	46,138	47,228
6.50%, 06/15/32	58,986	65,118
6.50%, 08/15/32	142,825	157,412
6.50%, 09/15/32	111,507	125,982
6.00%, 10/15/32	89,882	103,422
5.50%, 11/15/32	16,869	18,887
6.00%, 11/15/32	69,245	78,320
6.00%, 12/15/32	33,779	38,704
6.50%, 12/15/32	9,322	10,224
5.50%, 01/15/33	10,578	11,854
6.00%, 01/15/33	32,649	37,293
5.50%, 02/15/33	18,814	21,101
6.00%, 02/15/33	33,307	37,948
5.50%, 03/15/33	18,927	21,149
6.50%, 04/15/33	223,656	264,600
6.00%, 06/15/33	19,794	22,328
5.50%, 07/15/33	17,851	19,981
5.50%, 08/15/33	10,900	12,261
5.50%, 09/15/33	6,173	6,871
6.00%, 10/15/33	57,644	65,023
6.50%, 10/15/33	112,054	125,443
6.00%, 12/15/33	131,877	148,760
5.50%, 04/15/34	12,703	14,295
5.50%, 05/15/34	5,328	5,930
6.50%, 08/15/34	185,641	210,895
5.50%, 09/15/34	88,805	99,467
5.50%, 12/15/34	82,071	92,390
5.50%, 01/15/35	75,543	85,053
6.00%, 09/20/38	217,314	242,989
5.00%, 07/20/40	18,486	20,325
5.00%, 09/20/40	77,129	84,782
4.00%, 10/20/40	10,035	10,662
6.00%, 10/20/40	32,226	36,204
6.00%, 01/20/41	31,985	36,371
4.50%, 04/20/41	361,120	388,195
4.00%, 08/20/43	610,576	644,099
4.00%, 10/20/43	1,993,282	2,108,824
3.00%, 01/15/45	5,032,132	5,091,805
3.00%, 02/15/45	186,466	188,719
3.50%, 04/15/45	1,216,254	1,261,212
4.00%, 05/20/45	57,174	60,454
4.00%, 08/20/45	1,162,941	1,225,581
4.00%, 09/20/45	1,542,863	1,625,546
4.00%, 10/20/45	1,692,588	1,783,295
4.00%, 11/20/45	147,798	155,719
4.00%, 01/20/46	828,086	872,463
4.00%, 02/20/46	868,846	915,408
4.00%, 03/20/46	3,966,542	4,179,111
4.00%, 04/20/46	4,976,841	5,243,552
4.00%, 05/20/46	1,275,461	1,343,814

See Notes to Financial Statements.

90

	Par	Value
3.50%, 09/20/46	$3,240,871	$3,369,950
3.50%, 03/20/47	1,387,878	1,439,486
4.00%, 05/20/47	4,001,427	4,225,002
4.00%, 06/20/47	2,993,561	3,161,777
4.00%, 07/20/47	2,000,000	2,111,797
3.00%, 08/17/47 TBA	9,200,000	9,285,712
3.50%, 08/17/47 TBA	10,900,000	11,273,837
4.00%, 08/17/47 TBA	1,000,000	1,050,937
Government National Mortgage Association Series 2007-30
1.51%, 05/20/37†	162,929	162,682
Government National Mortgage Association Series 2010-31
5.29%, 03/20/39 IO†	35,494	2,559
Government National Mortgage Association Series 2010-85
5.44%, 01/20/40 IO†	60,464	7,847
Government National Mortgage Association Series 2010-H28
1.39%, 12/20/60†	310,010	309,214
Government National Mortgage Association Series 2011-H08
1.47%, 03/20/61†	399,467	399,058
Government National Mortgage Association Series 2011-H09
1.49%, 03/20/61†	274,581	274,464
Government National Mortgage Association Series 2012-144
0.47%, 01/16/53 IO†	9,076,962	327,905
Government National Mortgage Association Series 2012-34
4.84%, 03/20/42 IO†	51,731	9,086
Government National Mortgage Association Series 2012-66
3.50%, 02/20/38 IO	220,055	19,339
Government National Mortgage Association Series 2012-H30
1.34%, 12/20/62†	1,285,736	1,277,992
Government National Mortgage Association Series 2013-113
5.53%, 08/16/43 IO†	191,259	35,519
Government National Mortgage Association Series 2013-153
3.50%, 04/20/43 IO	169,120	27,327
Government National Mortgage Association Series 2014-117
4.39%, 08/20/44 IO†	58,496	8,839

	Par	Value
Government National Mortgage Association Series 2014-118
4.99%, 08/20/44 IO†	$295,144	$68,287
Government National Mortgage Association Series 2014-135
0.84%, 01/16/56 IO†	6,622,416	349,428
Government National Mortgage Association Series 2014-93
0.87%, 11/16/55 IO†	3,465,325	167,632
Government National Mortgage Association Series 2015-167
4.00%, 04/16/45 IO	157,936	34,446
Government National Mortgage Association Series 2015-H11
1.54%, 05/20/65†	2,827,633	2,815,723
Government National Mortgage Association Series 2015-H14
1.42%, 05/20/65†	2,811,252	2,800,958
1.56%, 06/20/65†	4,682,828	4,667,756
Government National Mortgage Association Series 2015-H15
1.57%, 06/20/65†	1,811,470	1,806,323
1.59%, 06/20/65†	4,401,710	4,393,655
Government National Mortgage Association Series 2015-H16
1.59%, 07/20/65†	4,415,120	4,406,875
Government National Mortgage Association Series 2015-H17
1.45%, 06/20/65†	690,778	688,952
Government National Mortgage Association Series 2015-H18
1.59%, 07/20/65†	671,845	670,610
Government National Mortgage Association Series 2015-H19
1.59%, 08/20/65†	719,781	718,444
Government National Mortgage Association Series 2015-H22
1.59%, 09/20/65†	712,398	711,050
Government National Mortgage Association Series 2015-H23
1.61%, 09/20/65†	859,270	858,492
Government National Mortgage Association Series 2015-H26
1.51%, 10/20/65†	1,611,584	1,610,929

See Notes to Financial Statements.

91

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Government National Mortgage Association Series 2015-H30
1.67%, 08/20/61†	$618,027	$620,135
GreenPoint Mortgage Funding Trust Series 2006-OH1
1.40%, 01/25/37†	664,920	617,089
GS Mortgage Securities Corporation II Series 2015-GC30
3.38%, 05/10/50	490,000	360,177
3.78%, 05/10/50†	370,000	380,448
GS Mortgage Securities Trust Series 2007-GG10
5.98%, 08/10/45†	552,493	559,677
GS Mortgage Securities Trust Series 2013-GC16
5.16%, 11/10/46†	130,000	143,087
GS Mortgage Securities Trust Series 2015-GC28
4.47%, 02/10/48†	290,000	280,106
GSR Mortgage Loan Trust Series 2005-AR6
3.11%, 09/25/35†	893,762	910,746
Impac CMB Trust Series 2004-8
1.94%, 10/25/34†	45,935	44,226
IndyMac ARM Trust Series 2001-H2
2.11%, 01/25/32†	6,297	5,620
IndyMac INDX Mortgage Loan Trust Series 2006-AR12
1.41%, 09/25/46†	774,297	685,414
JP Morgan Alternative Loan Trust Series 2005-A2
1.74%, 01/25/36†	179,472	174,197
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6
5.30%, 05/15/45†	280,000	289,108
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-WPT
2.61%, 10/15/33 144A†	800,000	803,879
JP Morgan Mortgage Trust Series 2005-A1
3.50%, 02/25/35†	62,364	61,904
JPMBB Commercial Mortgage Securities Trust Series 2013-C15
5.23%, 11/15/45†	90,000	93,373
JPMBB Commercial Mortgage Securities Trust Series 2013-C17
5.05%, 01/15/47†	50,000	53,741
JPMBB Commercial Mortgage Securities Trust Series 2014-C25
3.41%, 11/15/47	840,000	875,709

	Par	Value
JPMBB Commercial Mortgage Securities Trust Series 2015-C30
3.82%, 07/15/48	$880,000	$925,802
JPMBB Commercial Mortgage Securities Trust Series 2015-C31
3.80%, 08/15/48	1,700,000	1,786,231
JPMBB Commercial Mortgage Securities Trust Series 2015-C32
3.36%, 11/15/48	800,000	830,030
Kensington Mortgage Securities PLC Series 2007-1X
1.41%, 06/14/40†	1,078,542	1,041,992
LB-UBS Commercial Mortgage Trust Series 2001-C3
0.57%, 06/15/36 IO 144A†	380,217	1,101
Ludgate Funding PLC Series 2007-1
0.50%, 01/01/61†	883,574	1,093,791
Ludgate Funding PLC Series 2008-W1X
0.94%, 01/01/61†	740,033	943,056
Luminent Mortgage Trust Series 2006-2
1.42%, 02/25/46†	493,349	383,179
Mansard Mortgages PLC Series 2007-1X
0.52%, 04/15/47†	893,413	1,111,311
MASTR Adjustable Rate Mortgages Trust Series 2004-11
1.86%, 11/25/34†	6,972	6,991
MASTR Adjustable Rate Mortgages Trust Series 2004-13
3.19%, 11/21/34†	418,620	429,997
MASTR Adjustable Rate Mortgages Trust Series 2004-4
3.40%, 05/25/34†	135,693	134,258
MASTR Adjustable Rate Mortgages Trust Series 2007-R5
3.32%, 11/25/35 144A†	543,018	442,859
Merrill Lynch Mortgage Investors Trust Series 2005-2
2.66%, 10/25/35†	30,306	30,334
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9
3.10%, 05/15/46	300,000	306,493
3.46%, 05/15/46	140,000	143,119
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19
4.00%, 12/15/47†	370,000	377,268

See Notes to Financial Statements.

92

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22
3.56%, 04/15/48	$480,000	$485,625
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25
3.37%, 10/15/48	1,400,000	1,428,372
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27
3.56%, 12/15/47	800,000	838,252
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30
4.27%, 09/15/49†	450,000	449,243
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31
3.10%, 11/15/49	380,000	378,710
Morgan Stanley Capital I Trust Series 2014-CPT
3.56%, 07/13/29 144A†	800,000	821,515
Morgan Stanley Capital I Trust Series 2015-XLF1
2.29%, 08/14/31 144A†	253,079	253,003
Morgan Stanley Capital I Trust Series 2016-UBS12
3.60%, 12/15/49	380,000	393,986
Mortgage Repurchase Agreement Financing Trust Series 2016-1
2.02%, 04/10/19 144A†	600,000	600,098
2.07%, 04/10/19 144A†	800,000	800,227
Mortgage Repurchase Agreement Financing Trust Series 2016-2
2.42%, 03/10/19 144A†	950,000	950,189
Mortgage Repurchase Agreement Financing Trust Series 2017-1
1.97%, 07/10/19 144A†	2,150,000	2,151,010
MortgageIT Trust Series 2005-4
1.50%, 10/25/35†	519,468	499,482
Motel 6 Trust Series 2015-MTL6
4.53%, 02/05/30 144A	150,000	150,198
MSCG Trust Series 2015-ALDR
3.58%, 06/07/35 144A†	580,000	577,958
MSCG Trust Series 2016-SNR
5.21%, 11/15/34 144A	390,000	393,663
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	308,940
Nomura Resecuritization Trust Series 2014-7R
1.22%, 12/26/35 144A†	540,860	534,610

	Par	Value
One Market Plaza Trust Series 2017-1MKT
3.61%, 02/10/32 144A	$1,020,000	$1,063,363
Prime Mortgage Trust Series 2006-DR1
5.50%, 05/25/35 144A	2,356,001	2,192,115
6.00%, 05/25/35 144A	1,968,366	1,843,185
ResLoC UK PLC Series 2007-1X
0.00%, 12/15/43†	1,279,858	1,409,210
0.45%, 12/15/43†	319,964	397,834
RFTI Issuer, Ltd. Series 2015-FL1
2.91%, 08/15/30 144A†	974,403	975,620
Rosslyn Portfolio Trust Series 2017-A
2.11%, 06/15/33 144A†	450,000	451,496
Sequoia Mortgage Trust Series 2003-4
2.00%, 07/20/33†	86,363	81,494
Sequoia Mortgage Trust Series 6
1.85%, 04/19/27†	457,046	432,248
Station Place Securitization Trust Series 2015-2
2.19%, 05/15/18 144A†	600,000	600,000
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5
3.43%, 05/25/34†	234,640	238,480
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS
1.52%, 10/25/35†	1,040,322	1,025,418
Structured Asset Mortgage Investments II Trust Series 2005-AR5
1.46%, 07/19/35†	117,330	112,384
Thornburg Mortgage Securities Trust Series 2003-4
1.86%, 09/25/43†	11,029	10,712
Thornburg Mortgage Securities Trust Series 2005-1
3.11%, 04/25/45†	91,531	91,996
Towd Point Mortgage Funding Vantage1 PLC Series 2016-V1A
1.50%, 02/20/54 144A†	528,042	692,735
Trinity Square PLC Series 2015-1A
1.49%, 07/15/51 144A†	317,899	419,468
UBS-Barclays Commercial Mortgage Trust Series 2012-C4
4.64%, 12/10/45 144A†	320,000	313,720

See Notes to Financial Statements.

93

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
VNDO Mortgage Trust Series 2012-6AVE
3.00%, 11/15/30 144A	$100,000	$102,193
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19
2.85%, 02/25/33†	6,758	6,699
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6
2.13%, 06/25/42†	15,298	14,779
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13
1.51%, 10/25/45†	1,285,144	1,277,649
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8
1.49%, 07/25/45†	848,174	821,951
1.51%, 07/25/45†	169,937	165,998
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1
3.00%, 02/25/37†	346,201	317,107
3.09%, 02/25/37†	238,452	218,166
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA3
1.49%, 04/25/47†	715,998	644,720
Waterfall Commercial Mortgage Trust Series 2015-SBC5
4.10%, 09/14/22 144A†	471,747	472,907
Wells Fargo Alternative Loan Trust Series 2007-PA6
3.21%, 12/28/37†	735,302	721,711
Wells Fargo Commercial Mortgage Trust Series 2013-LC12
4.43%, 07/15/46†	20,000	20,936
Wells Fargo Commercial Mortgage Trust Series 2014-LC16
1.55%, 08/15/50 IO†	2,929,759	174,193
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1
3.66%, 05/15/48†	350,000	353,326
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR13
3.38%, 05/25/35†	8,162	8,193
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16
3.37%, 08/25/33†	136,647	140,552

	Par	Value
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR2
3.16%, 03/25/35†	$83,325	$84,330
WFRBS Commercial Mortgage Trust Series 2012-C10
1.79%, 12/15/45 IO 144A†	2,178,847	145,375
WFRBS Commercial Mortgage Trust Series 2012-C7
1.61%, 06/15/45 IO 144A†	288,162	15,855
WFRBS Commercial Mortgage Trust Series 2013-C13
1.50%, 05/15/45 IO 144A†	2,902,990	154,352
WFRBS Commercial Mortgage Trust Series 2014-C19
1.37%, 03/15/47 IO†	1,030,743	54,912
WFRBS Commercial Mortgage Trust Series 2014-C21
1.30%, 08/15/47 IO†	3,574,490	200,833
WFRBS Commercial Mortgage Trust Series 2014-C24
3.93%, 11/15/47	290,000	300,446
4.29%, 11/15/47†	300,000	283,412

Total Mortgage-Backed Securities (Cost $438,539,989)		437,002,899

MUNICIPAL BONDS — 0.9%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	2,400,000	3,477,840
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	958,776
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	311,400
Brazos Higher Education Authority, Inc. Series 2005-2
1.44%, 09/27/21†	198,047	197,982
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	892,633
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	382,557
Commonwealth of Puerto Rico, General Obligation, Series A
5.50%, 07/01/32#	5,000	3,019

See Notes to Financial Statements.

94

	Par	Value
6.00%, 07/01/34#	$10,000	$6,088
8.00%, 07/01/35#	280,000	169,750
5.25%, 07/01/37#	20,000	11,925
5.50%, 07/01/39#	85,000	50,362
5.00%, 07/01/41#	10,000	5,650
Commonwealth of Puerto Rico, General Obligation, Series B
5.88%, 07/01/36#	10,000	6,019
Commonwealth of Puerto Rico, General Obligation, Series C
6.00%, 07/01/39#	10,000	5,975
Commonwealth of Puerto Rico, General Obligation, Series D
5.75%, 07/01/41#	10,000	5,850
Northstar Education Finance, Inc., Student Loan Series 2007-1A, Asset-Backed Notes
0.00%, 04/28/30†	250,000	246,897
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	347,211
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bond, Series A
5.75%, 07/01/37	20,000	16,053
6.00%, 07/01/44	55,000	44,711
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A
5.50%, 08/01/28	60,000	15,525
5.50%, 08/01/37	65,000	16,819
5.38%, 08/01/39	35,000	9,056
5.50%, 08/01/42	120,000	31,050
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A-1
6.75%, 08/01/32	85,000	22,631
6.25%, 08/01/33	25,000	4,767
5.00%, 08/01/43	20,000	5,175
5.25%, 08/01/43	10,000	2,588
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series B
5.25%, 08/01/27	5,000	1,294
5.75%, 08/01/37	45,000	11,644
6.38%, 08/01/39	5,000	1,319
6.00%, 08/01/42	100,000	26,125
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C
5.38%, 08/01/38	15,000	3,881

	Par	Value
6.00%, 08/01/39	$35,000	$9,144
5.25%, 08/01/41	100,000	25,875
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C-1
6.63%, 08/01/37	10,000	620
State of California, General Obligation
7.95%, 03/01/36	265,000	304,449
7.55%, 04/01/39	85,000	130,041
State of Illinois, General Obligation
7.35%, 07/01/35	375,000	402,720
Utah State Board of Regents Series 2016-1
1.97%, 09/25/56†	1,815,647	1,806,768

Total Municipal Bonds (Cost $9,589,090)		9,972,189

	Number of
	Contracts
PURCHASED OPTIONS — 0.2%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $126.20, Expires 07/21/17 (GSC)	50	10,937
10-Year U.S. Treasury Note, Strike Price $126.50, Expires 07/21/17 (GSC)	95	14,844
10-Year U.S. Treasury Note, Strike Price $127.00, Expires 07/21/17 (GSC)	100	7,813
10-Year U.S. Treasury Note, Strike Price $127.50, Expires 07/21/17 (GSC)	16	750
10-Year U.S. Treasury Note, Strike Price $155.00, Expires 07/21/17 (GSC)	16	10,245
5-Year U.S. Treasury Note, Strike Price $118.50, Expires 07/21/17 (GSC)	56	3,938
5-Year U.S. Treasury Note, Strike Price $118.50, Expires 06/30/17 (GSC)	79	79
5-Year U.S. Treasury Note, Strike Price $118.50, Expires 07/07/17 (GSC)	31	484
5-Year U.S. Treasury Note, Strike Price $118.70, Expires 08/25/17 (GSC)	48	6,750

See Notes to Financial Statements.

95

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Number of
	Contracts	Value
Long U.S. Treasury Bond, Strike Price $157.00, Expires 07/21/17 (GSC)	30	$6,563
Long U.S. Treasury Bond, Strike Price $158.00, Expires 07/21/17 (GSC)	64	9,000

	Notional
	Amount
One-day Interbank Deposit Volatility Type 4, Strike Price $0.00, Expires 09/21/17 (MSCS)	$500,000	42,580
One-day Interbank Deposit Volatility Type 4, Strike Price $0.00, Expires 06/18/17 (DEUT)	3,400,000	79,099

		193,082

Call Swaption — 0.0%
3-Month LIBOR, Strike Price 1.65%, Expires 11/15/18 (MSCS)	22,800,000	64,779

	Number of
	Contracts
Put Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $114.50, Expires 08/25/17 (MSCS)	25	175
10-Year U.S. Treasury Note, Strike Price $115.00, Expires 08/25/17 (MSCS)	12	12
10-Year U.S. Treasury Note, Strike Price $115.50, Expires 08/25/17 (MSCS)	108	108
10-Year U.S. Treasury Note, Strike Price $125.50, Expires 07/21/17 (GSC)	16	8,000
10-Year U.S. Treasury Note, Strike Price $125.50, Expires 08/25/17 (GSC)	48	39,000
10-Year U.S. Treasury Note, Strike Price $125.70, Expires 07/21/17 (GSC)	33	20,625
10-Year U.S. Treasury Note, Strike Price $126.00, Expires 07/21/17 (MSCS)	64	49,000
Euro Dollars, Strike Price $9,825.00, Expires 03/19/18 (MSCS)	587	47,694
Euro Dollars, Strike Price $9,862.00, Expires 09/18/17 (GSC)	51	4,144

	Number of
	Contracts	Value
Euro-Bund, Strike Price $164.00, Expires 07/21/17 (GSC)	22	$56,788
Euro-Bund, Strike Price $164.50, Expires 07/21/17 (GSC)	11	34,047
Long U.S. Treasury Bond, Strike Price $124.50, Expires 09/22/17 (GSC)	6	4,500

	Notional
	Amount
FNMA TBA 3.5% Aug 30YR, Strike Price $72.00, Expires 08/07/17 (JPM)	$45,000,000	0
U.S. Dollar vs. Brazilian Reals, Strike Price $0.15, Expires 11/28/17 (BAR)	98,200,000	11,970

		276,063

Put Swaptions — 0.2%
3-Month LIBOR, Strike Price $2.30, Expires 10/21/19 (GSC)	7,700,000	989,355
3-Month LIBOR, Strike Price $2.50, Expires 11/07/19 (DEUT)	3,100,000	324,504
3-Month LIBOR, Strike Price $2.91, Expires 08/20/18 (MSCS)	1,100,000	38,182
3-Month LIBOR, Strike Price $2.91, Expires 08/20/18 (MSCS)	500,000	17,355
3-Month LIBOR, Strike Price $2.94, Expires 08/20/18 (GSC)	500,000	16,169
6-Month EURIBOR, Strike Price $1.08, Expires 09/06/17 (GSC)	10,600,000	39,682

		1,425,247

Total Purchased Options (Cost $2,094,921)		1,959,171

	Par
U.S. TREASURY OBLIGATIONS — 28.2%
U.S. Treasury Bonds
4.25%, 05/15/39	5,300,000	6,641,147
4.38%, 11/15/39	200,000	254,984
2.75%, 08/15/42	600,000	593,613
2.75%, 11/15/42	1,080,000	1,067,449
3.13%, 02/15/43‡‡	650,000	686,880
2.88%, 05/15/43	800,000	807,953
3.75%, 11/15/43	35,630,000	41,891,705
3.63%, 02/15/44	1,000,000	1,152,539
3.38%, 05/15/44	4,120,000	4,552,520
3.13%, 08/15/44	760,000	803,151
3.00%, 11/15/44	3,800,000	3,922,016

See Notes to Financial Statements.

96

	Par	Value
2.50%, 02/15/45	$1,450,000	$1,353,541
3.00%, 05/15/45	4,090,000	4,215,416
2.88%, 08/15/45	360,000	362,095
3.00%, 11/15/45	2,400,000	2,472,469
2.50%, 02/15/46	2,280,000	2,122,715
2.88%, 11/15/46‡‡	13,450,000	13,526,974
3.00%, 02/15/47	2,930,000	3,023,107
3.00%, 05/15/47	10,040,000	10,363,358

		99,813,632

U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/18	5,100,000	5,377,363
0.13%, 04/15/19	600,000	626,620
0.13%, 04/15/20	750,000	784,604
1.13%, 01/15/21‡‡	1,800,000	2,089,829
0.13%, 04/15/21	6,430,000	6,626,572
0.13%, 04/15/22Δ	1,600,000	1,601,964
0.13%, 07/15/22	3,500,000	3,719,068
0.13%, 01/15/23	200,000	210,064
0.38%, 07/15/23	1,140,000	1,206,286
0.63%, 01/15/24	1,790,000	1,903,772
0.13%, 07/15/24	6,300,000	6,376,928
0.25%, 01/15/25	1,000,000	1,014,716
2.38%, 01/15/25‡‡	2,700,000	3,992,520
0.63%, 01/15/26‡‡	3,300,000	3,419,868
0.13%, 07/15/26	6,110,000	6,016,484
0.38%, 01/15/27	9,800,000	9,750,176
2.38%, 01/15/27‡‡	500,000	707,085
2.50%, 01/15/29	600,000	822,545
2.13%, 02/15/40	920,000	1,296,573
0.75%, 02/15/42	380,000	392,024
1.38%, 02/15/44	1,140,000	1,303,230
0.88%, 02/15/47	240,000	236,203

		59,474,494

U.S. Treasury Notes
1.38%, 04/30/21	3,420,000	3,376,783
1.13%, 06/30/21	14,960,000	14,602,658
1.13%, 07/31/21	3,430,000	3,343,648
2.00%, 12/31/21‡‡	1,500,000	1,511,045
1.88%, 03/31/22	8,840,000	8,846,215
1.88%, 04/30/22Δ	12,100,000	12,099,056
1.75%, 06/30/22	1,490,000	1,480,484
1.38%, 06/30/23	590,000	568,128
1.25%, 07/31/23	3,710,000	3,542,761
1.38%, 08/31/23	13,600,000	13,066,098
1.38%, 09/30/23	720,000	691,032
2.25%, 01/31/24	4,256,000	4,296,649
2.13%, 03/31/24	28,130,000	28,155,275
2.00%, 04/30/24	7,100,000	7,047,996
2.00%, 05/31/24	5,000,000	4,960,352
2.38%, 08/15/24	440,000	446,789
2.00%, 02/15/25‡‡	6,030,000	5,948,502
2.13%, 05/15/25	4,450,000	4,422,795
2.25%, 11/15/25	10,400,000	10,404,264

	Par	Value
2.00%, 11/15/26	$21,200,000	$20,674,971
2.25%, 02/15/27	7,718,000	7,683,481
2.38%, 05/15/27Δ	2,520,000	2,536,292

		159,705,274

U.S. Treasury Strips
2.01%, 02/15/43Ω	4,100,000	1,957,211

Total U.S. Treasury Obligations (Cost $319,925,895)		320,950,611

	Shares
PREFERRED STOCKS — 0.0%
Delphi Financial Group, Inc.
4.37%, 05/15/37†	12,432	268,065
GMAC Capital Trust I
6.97%, 02/15/40†	6,979	182,850

Total Preferred Stocks (Cost $449,178)		450,915

MONEY MARKET FUNDS — 7.8%
GuideStone Money Market Fund (Investor Class)¥	77,181,404	77,181,404
Northern Institutional Government Assets Portfolio	3,704,963	3,704,963
Northern Institutional Liquid Assets Portfolio§	7,525,783	7,525,783

(Cost $88,412,150)		88,412,150

	Par
REPURCHASE AGREEMENTS — 6.5%
Barclays PLC 1.19% (dated 06/30/17, due 07/03/17, repurchase price $19,500,000, collateralized by U.S. Treasury Bond, 3.125%, due 02/15/43, total market value $19,570,310)	19,500,000	19,500,000
1.32% (dated 07/03/17, due 07/05/17, repurchase price $19,500,000, collateralized by U.S. Treasury Bond, 3.125%, due 02/15/43, total market value $19,570,310)	19,500,000	19,500,000

See Notes to Financial Statements.

97

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Citigroup, Inc. 1.20% (dated 07/03/17, due 07/05/17, repurchase price $18,400,000, collateralized by U.S. Treasury Note, 2.000%, due 02/15/25, total market value $16,974,034)	$18,400,000	$18,400,000
1.33% (dated 06/30/17, due 07/03/17, repurchase price $16,800,000, collateralized by U.S. Treasury Note, 2.000%, due 02/15/25, total market value $16,974,034)	16,800,000	16,800,000

Total Repurchase Agreements (Cost $74,200,000)		74,200,000

TOTAL INVESTMENTS — 123.5% (Cost $1,399,693,660)		1,406,432,665

	Number of
	Contracts
WRITTEN OPTIONS — (0.2)%
Call Options — (0.0)%
10-Year U.S. Treasury Note, Strike Price $128.00, Expires 08/25/17 (GSC)	(94)	(13,219)
10-Year U.S. Treasury Note, Strike Price $129.00, Expires 08/25/17 (GSC)	(110)	(6,875)
10-Year U.S. Treasury Note, Strike Price $129.00, Expires 07/21/17 (GSC)	(78)	(1,219)
Euro Dollars, Strike Price $9,875.00, Expires 03/19/18 (MSCS)	(587)	(22,013)
Euro-Bund, Strike Price $165.50, Expires 07/21/17 (GSC)	(35)	(1,199)
Long U.S. Treasury Bond, Strike Price $159.00, Expires 08/25/17 (GSC)	(18)	(6,188)
Long U.S. Treasury Bond, Strike Price $159.00, Expires 07/21/17 (GSC)	(16)	(1,500)
Long U.S. Treasury Bond, Strike Price $160.00, Expires 08/25/17 (GSC)	(48)	(12,000)
Long U.S. Treasury Bond, Strike Price $161.00, Expires 08/25/17 (GSC)	(28)	(5,250)

	Notional
	Amount	Value
FNMA TBA 3.5% Aug 30YR, Strike Price $103.11, Expires 08/07/17 (JPM)	$(32,600,000)	$(76,215)
FNMA TBA 3.5% Aug 30YR, Strike Price $103.63, Expires 08/07/17 (CS)	(33,600,000)	(32,353)

		(178,031)

Call Swaption — (0.0)%
3-Month LIBOR, Strike Price 2.00%, Expires 11/15/18 (MSCS)	(4,900,000)	(72,194)

	Number of
	Contracts
Put Options — (0.0)%
Euro-Bund, Strike Price 162.50%, Expires 07/21/17 (GSC)	(44)	(57,793)

	Notional
	Amount
U.S. Dollar vs. Brazilian Reals, Strike Price 0.04%, Expires 11/28/17 (BAR)	$(196,400,000)	(4,187)

		(61,980)

Put Swaptions — (0.2)%
3-Month LIBOR, Strike Price $2.00, Expires 10/21/19 (GSC)	(38,500,000)	(1,155,383)
3-Month LIBOR, Strike Price $2.25, Expires 11/07/19 (DEUT)	(15,500,000)	(369,004)
3-Month LIBOR, Strike Price $2.80, Expires 08/20/18 (MSCS)	(4,900,000)	(20,975)
3-Month LIBOR, Strike Price $2.80, Expires 08/20/18 (MSCS)	(2,200,000)	(9,417)
3-Month LIBOR, Strike Price $2.80, Expires 08/20/18 (GSC)	(2,300,000)	(9,845)
3-Month LIBOR, Strike Price $2.94, Expires 09/06/17 (JPM)	(13,000,000)	(2,283)

		(1,566,907)

Total Written Options (Premiums received $(1,890,268))		(1,879,112)

	Par
TBA SALE COMMITMENTS — (0.5)%
Government National Mortgage Association 3.00%, 07/17/47 TBA	(1,000,000)	(1,010,526)
Federal Home Loan Mortgage Corporation 3.50%, 07/17/47 TBA	(3,000,000)	(3,082,185)

See Notes to Financial Statements.

98

	Par	Value
Federal National Mortgage Association
3.00%, 07/17/47 TBA	(1,000,000)	$(998,730)

Total TBA Sale Commitments (Proceeds $(5,119,258))		(5,091,441)

Liabilities in Excess of Other Assets — (22.8)%		(260,122,331)

NET ASSETS — 100.0%		$1,139,339,781

PORTFOLIO SUMMARY (based on net assets)

	%
Mortgage-Backed Securities	38.4
U.S. Treasury Obligations	28.2
Corporate Bonds	19.3
Foreign Bonds	13.3
Money Market Funds	7.8
Asset-Backed Securities	7.1
Repurchase Agreements	6.5
Loan Agreements	0.9
Municipal Bonds	0.9
Agency Obligations	0.8
Purchased Options	0.2
Certificates of Deposit	0.1
Foreign Government Inflation-Linked Bonds	—	**
Preferred Stocks	—	**
Written Options	(0.2)
TBA Sale Commitments	(0.5)

	122.8

**	Rounds to less than 0.05%

Swap agreements outstanding at June 30, 2017:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	120,000	$(1,600)	$(79)	$(1,521)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	JPM	USD	120,000	(1,600)	(137)	(1,463)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	190,000	(2,533)	(222)	(2,311)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	20,000	(267)	(44)	(223)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	JPM	USD	60,000	(800)	(79)	(721)

See Notes to Financial Statements.

99

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	180,000	$(2,399)	$(153)	$(2,246)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	190,000	(2,533)	(174)	(2,359)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	130,000	(1,733)	(77)	(1,656)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	80,000	(1,066)	(112)	(954)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	140,000	(1,866)	(266)	(1,600)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	220,000	(2,932)	(1,103)	(1,829)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	3/20/2019	CITI	USD	430,000	(5,732)	(918)	(4,814)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	210,000	(3,130)	(582)	(2,548)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	950,000	(14,160)	—	(14,160)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	120,000	(1,789)	(301)	(1,488)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	JPM	USD	50,000	(745)	(168)	(577)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	120,000	(1,789)	(306)	(1,483)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	BOA	USD	20,000	(298)	(53)	(245)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	60,000	(894)	(151)	(743)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	250,000	(3,726)	(658)	(3,068)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	BOA	USD	30,000	(447)	(71)	(376)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	120,000	(1,789)	(612)	(1,177)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	60,000	(894)	(149)	(745)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	JPM	USD	10,000	(149)	(24)	(125)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2019	CITI	USD	80,000	(1,192)	(483)	(709)
Credit Suisse, Inc., 6.50%, due 01/15/12	(1.00)%	9/20/2020	GSC	USD	300,000	(1,704)	2,493	(4,197)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2020	CITI	USD	60,000	(1,086)	294	(1,380)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2020	JPM	USD	60,000	(1,086)	236	(1,322)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2020	JPM	USD	90,000	(1,630)	578	(2,208)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2020	CITI	USD	270,000	(4,889)	1,647	(6,536)

See Notes to Financial Statements.

100

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2020	JPM	USD	100,000	$(1,811)	$589	$(2,400)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2020	BOA	USD	300,000	(5,432)	1,237	(6,669)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2020	JPM	USD	340,000	(6,156)	420	(6,576)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	90,000	(1,612)	671	(2,283)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	BOA	USD	60,000	(1,074)	444	(1,518)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	JPM	USD	30,000	(537)	(194)	(343)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	30,000	(537)	223	(760)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	70,000	(1,254)	614	(1,868)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	BOA	USD	460,000	(8,238)	4,285	(12,523)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	DEUT	USD	60,000	(1,074)	560	(1,634)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	DEUT	USD	130,000	(2,328)	1,113	(3,441)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	160,000	(2,865)	1,237	(4,102)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	60,000	(1,074)	456	(1,530)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	JPM	USD	40,000	(716)	325	(1,041)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	80,000	(1,433)	683	(2,116)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	JPM	USD	150,000	(2,686)	620	(3,306)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	270,000	(4,835)	1,115	(5,950)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	JPM	USD	60,000	(1,074)	177	(1,251)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	DEUT	USD	60,000	(1,074)	182	(1,256)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	DEUT	USD	110,000	(1,970)	207	(2,177)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	JPM	USD	40,000	(716)	72	(788)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2021	CITI	USD	160,000	(2,865)	286	(3,151)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2021	JPM	USD	220,000	(3,561)	740	(4,301)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2021	DEUT	USD	20,000	(324)	117	(441)

See Notes to Financial Statements.

101

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	12/20/2021	DEUT	USD	410,000	$(6,636)	$1,387	$(8,023)
Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	6/20/2022	JPM	USD	460,000	(6,676)	(4,500)	(2,176)
Peoples Republic of China, 7.5% due 10/28/27	(1.00)%	6/20/2022	GSC	USD	130,000	(1,887)	(2,253)	366
Peoples Republic of China, 7.5% due 10/28/27	(1.00)%	6/20/2022	GSC	USD	180,000	(2,612)	(3,400)	788
Peoples Republic of China, 7.5% due 10/28/27	(1.00)%	6/20/2022	0	USD	170,000	(2,467)	(2,196)	(271)

						$(141,982)	$3,543	$(145,525)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues – Sell Protection
Volkswagon International Finance NV, 5.375% due 05/22/18	0.11%	1.00%	12/20/2017	ICE	EUR	900,000	$4,709	$3,370	$1,339
Berkshire Hathaway, Inc., 1.55% due 02/09/18	0.41%	1.00%	12/20/2021	ICE	USD	400,000	10,233	4,860	5,373
Berkshire Hathaway, Inc., 1.55% due 02/09/18	0.47%	1.00%	6/20/2022	ICE	USD	100,000	2,544	1,765	779

							$17,486	$9,995	$7,491

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices – Buy Protection
Dow Jones CDX.NA.HY28 Index	5.00%	6/20/2022	ICE	USD	650,000	$(56,061)	$(43,135)	$(12,926)
Dow Jones iTraxx Europe Index	1.00%	6/20/2022	ICE	EUR	7,000,000	(175,111)	(126,933)	(48,178)

						$(231,172)	$(170,068)	$(61,104)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices – Sell Protection
Dow Jones CDX.NA.HY28 Index	3.39%	5.00%	6/20/2022	ICE	USD	8,200,000	$577,077	$605,190	$(28,113)
CDX.NA.IG.28	0.61%	1.00%	6/20/2022	ICE	USD	3,800,000	71,328	77,601	(6,273)

See Notes to Financial Statements.

102

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX.NA.HY28 Index	3.39%	5.00%	6/20/2022	ICE	USD	650,000	$56,061	$44,438	$11,623
Dow Jones CMBX.NA.AAA.7 Index	0.51%	0.50%	1/17/2047	GSC	USD	1,700,000	(740)	(72,206)	71,466
Dow Jones CMBX.NA.AAA.8 Index	0.60%	0.50%	10/17/2057	DEUT	USD	600,000	(3,795)	(39,581)	35,786
Dow Jones CMBX.NA.AAA.8 Index	0.60%	0.50%	10/17/2057	DEUT	USD	1,100,000	(6,958)	(72,366)	65,408
Dow Jones CMBX.NA.AAA.8 Index	0.60%	0.50%	10/17/2057	GSC	USD	1,700,000	(10,753)	(98,468)	87,715

							$682,220	$444,608	$237,612

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
3-Month LIBOR	(1.25)%	6/21/2017	LCH	USD	15,930,000	$528,057	$452,027	$76,030
3-Month KORIBOR	2.25%	10/15/2017	DEUT	KRW	3,619,650,000	13,853	—	13,853
3-Month KORIBOR	2.17%	10/28/2017	CITI	KRW	382,410,000	1,312	—	1,312
3-Month LIBOR	0.59%	6/21/2018	LCH	GBP	105,570,000	4,672	4,657	15
3-Month LIBOR	(1.50)%	5/15/2019	CME	USD	17,700,000	41,690	61,562	(19,872)
3-Month CDOR	1.25%	9/20/2019	LCH	CAD	51,450,000	(242,819)	(49,683)	(193,136)
6-Month NIBOR	1.00%	9/20/2019	LCH	NOK	15,980,000	(7,147)	(4,383)	(2,764)
3-Month BBSW	(1.80)%	9/20/2019	LCH	AUD	10,600,000	30,246	8,927	21,319
3-Month LIBOR	(1.75)%	9/20/2019	LCH	USD	7,970,000	(11,897)	(23,549)	11,652
3-Month LIBOR	(2.00)%	12/16/2019	CME	USD	3,500,000	(28,949)	(22,651)	(6,298)
3-Month LIBOR	2.25%	12/20/2019	LCH	USD	31,180,000	111,715	71,107	40,608
3-Month LIBOR	(1.85)%	3/14/2020	CME	USD	55,100,000	40,620	(20,139)	60,759
3-Month LIBOR	(1.25)%	6/21/2020	CME	USD	15,100,000	215,017	311,708	(96,691)
6-Month EURIBOR	0.25%	2/11/2021	LCH	EUR	15,220,000	(14,007)	25,394	(39,401)
6-Month EURIBOR	0.25%	2/11/2021	LCH	EUR	10,190,000	(44,502)	(58,711)	14,209
3-Month LIBOR	(1.25)%	6/21/2021	CME	USD	7,800,000	180,975	220,184	(39,209)
3-Month STIBOR	0.25%	9/20/2022	LCH	SEK	47,370,000	(75,924)	(10,649)	(65,275)
3-Month CDOR	1.50%	9/20/2022	LCH	CAD	3,420,000	(38,263)	(10,856)	(27,407)
6-Month EURIBOR	(0.25)%	9/20/2022	LCH	EUR	14,040,000	(58,814)	56,252	(115,066)
3-Month LIBOR	2.00%	9/20/2022	LCH	USD	3,580,000	(439)	(19,716)	19,277
3-Month LIBOR	(2.14)%	7/3/2023	LCH	USD	2,170,000	1,173	(146)	1,319
3-Month LIBOR	(2.00)%	7/12/2023	CME	USD	19,200,000	29,610	29,598	12
3-Month LIBOR	(2.00)%	7/12/2023	LCH	USD	17,400,000	24,367	24,354	13
3-Month LIBOR	(2.50)%	12/16/2025	LCH	USD	1,500,000	(36,814)	(20,019)	(16,795)
3-Month LIBOR	(1.75)%	12/21/2026	CME	USD	3,900,000	174,815	222,428	(47,613)
3-Month LIBOR	(1.75)%	12/21/2026	LCH	USD	11,100,000	475,870	608,531	(132,661)
6-Month LIBOR	(1.60)%	3/16/2027	LCH	GBP	10,610,000	(53,673)	80,110	(133,783)
6-Month LIBOR	(1.60)%	3/16/2027	LCH	GBP	6,000,000	(37,032)	(2,350)	(34,682)
3-Month LIBOR	(1.50)%	6/21/2027	CME	USD	6,000,000	431,339	515,628	(84,289)
3-Month LIBOR	(1.50)%	6/21/2027	CME	USD	8,400,000	603,874	560,939	42,935

See Notes to Financial Statements.

103

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month LIBOR	(1.50)%	9/20/2027	CME	USD	8,500,000	$(131,571)	$(90,341)	$(41,230)
6-Month LIBOR	(1.50)%	9/20/2027	LCH	GBP	3,280,000	(50,771)	(142,999)	92,228
6-Month EURIBOR	(1.00)%	9/20/2027	LCH	EUR	4,620,000	29,920	106,505	(76,585)
3-Month LIBOR	(2.50)%	9/20/2027	LCH	USD	900,000	(16,089)	(28,063)	11,974
3-Month LIBOR	(2.38)%	7/3/2028	LCH	USD	6,760,000	(17,216)	—	(17,216)
3-Month LIBOR	(2.79)%	12/20/2028	LCH	USD	4,490,000	(130,959)	(107,416)	(23,543)
United Kingdom Retail Price Index	(3.14)%	1/14/2030	GSC	GBP	1,410,000	(30,025)	—	(30,025)
6-Month LIBOR	(1.94)%	1/11/2032	LCH	GBP	4,560,000	11,983	(37,661)	49,644
6-Month LIBOR	(1.50)%	9/20/2032	LCH	GBP	1,270,000	15,172	(28,483)	43,655
6-Month LIBOR	(2.04)%	2/1/2037	LCH	GBP	2,100,000	(23,580)	(27,649)	4,069
6-Month LIBOR	(2.05)%	2/1/2037	LCH	GBP	2,900,000	(35,667)	(41,085)	5,418
6-Month EURIBOR	(2.05)%	2/3/2037	LCH	EUR	5,600,000	(16,160)	23,939	(40,099)
6-Month LIBOR	(1.75)%	3/17/2037	LCH	GBP	7,410,000	146,320	(11,812)	158,132
3-Month LIBOR	(2.75)%	12/16/2045	CME	USD	6,700,000	(267,697)	(71,989)	(195,708)
3-Month LIBOR	(2.50)%	6/15/2046	CME	USD	4,000,000	53,996	(73,432)	127,428
United Kingdom Retail Price Index	(3.59)%	10/15/2046	LCH	GBP	180,000	13,639	(3,218)	16,857
3-Month CDOR	(1.75)%	12/16/2046	CME	CAD	5,800,000	629,722	699,121	(69,399)
3-Month LIBOR	(2.25)%	12/21/2046	CME	USD	600,000	41,152	58,120	(16,968)
3-Month LIBOR	(2.50)%	9/20/2047	LCH	USD	800,000	8,047	(11,394)	19,441
3-Month LIBOR	(2.56)%	7/3/2048	LCH	USD	2,790,000	13,839	—	13,839

						$2,502,980	$3,222,697	$(719,717)

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Arab Republic of Egypt	8/17/2017	CITI	EGP	5,125,000	$275,658	$264,158	$11,500
Arab Republic of Egypt	3/08/2018	MLCS	EGP	5,000,000	243,166	240,609	2,557

					$518,824	$504,767	$14,057

Total Swap agreements outstanding at June 30, 2017					$3,348,356	$4,015,542	$(667,186)

See Notes to Financial Statements.

104

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$9,151,307	$—	$9,151,307	$—
Asset-Backed Securities	80,935,568	—	80,073,879	861,689
Certificates of Deposit	1,201,642	—	1,201,642	—
Corporate Bonds	220,017,292	—	218,263,983	1,753,309
Foreign Bonds:
Argentina	3,074,953	—	3,074,953	—
Australia	3,299,247	—	3,299,247	—
Belgium	206,220	—	206,220	—
Brazil	5,906,975	—	5,906,975	—
Canada	3,920,750	—	3,920,750	—
Chile	1,508,576	—	1,508,576	—
China	1,366,723	—	1,366,723	—
Colombia	1,191,600	—	1,191,600	—
Denmark	436,415	—	436,415	—
Dominican Republic	265,533	—	265,533	—
Ecuador	401,240	—	401,240	—
Finland	264,343	—	264,343	—
France	6,232,340	—	6,232,340	—
Germany	4,142,403	—	4,142,403	—
India	530,874	—	530,874	—
Indonesia	1,737,230	—	1,737,230	—
Ireland	4,682,660	—	4,682,660	—
Israel	2,265,186	—	2,265,186	—
Italy	2,889,933	—	2,889,933	—
Jamaica	283,224	—	283,224	—
Japan	46,281,336	—	46,281,336	—
Jordan	1,228,996	—	1,228,996	—
Kuwait	1,524,903	—	1,524,903	—
Luxembourg	135,338	—	135,338	—
Mexico	7,129,009	—	7,129,009	—
Morocco & Antilles	455,062	—	455,062	—
Netherlands	11,872,067	—	11,872,067	—
Peru	400,620	—	400,620	—
Poland	1,049,709	—	1,049,709	—
Russia	2,847,270	—	2,847,270	—
South Korea	1,655,997	—	1,655,997	—
Spain	1,248,593	—	1,248,593	—
Supranational	398,116	—	398,116	—
Sweden	1,586,252	—	1,586,252	—
Switzerland	8,418,159	—	8,418,159	—
Turkey	1,336,203	—	1,336,203	—
United Arab Emirates	17,666	—	17,666	—

See Notes to Financial Statements.

105

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
United Kingdom	$19,330,529	$—	$19,330,529	$—
Foreign Government Inflation-Linked Bond	632,485	—	632,485	—
Loan Agreements	10,024,186	—	10,024,186	—
Money Market Funds	88,412,150	88,412,150	—	—
Mortgage-Backed Securities	437,002,899	—	437,000,172	2,727
Municipal Bonds	9,972,189	—	9,972,189	—
Preferred Stock	450,915	182,850	268,065	—
Purchased Options:
Call Options	193,082	71,403	121,679	—
Call Swaptions	64,779	—	64,779	—
Put Options	276,063	264,093	—	11,970
Put Swaptions	1,425,247	—	1,425,247	—
Repurchase Agreements	74,200,000	—	74,200,000	—
U.S. Treasury Obligations	320,950,611	—	320,950,611	—

Total Assets — Investments in Securities	$1,406,432,665	$88,930,496	$1,314,872,474	$2,629,695

Other Financial Instruments***
Futures Contracts	$746,600	$746,600	$—	$—
Swap Agreements	3,348,356	—	3,348,356	—
Forward Foreign Currency Contracts	647,710	—	647,710	—

Total Assets — Other Financial Instruments	$4,742,666	$746,600	$3,996,066	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(5,091,441)	$—	$(5,091,441)	$—
Written Options:
Call Options	(178,031)	(68,264)	(109,767)	—
Call Swaption	(72,194)	—	(72,194)	—
Put Options	(61,980)	—	—	(61,980)
Put Swaption	(1,566,907)	—	(1,566,907)	—

Total Liabilities — Investments in Securities	$(6,970,553)	$(68,264)	$(6,840,309)	$(61,980)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts), and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding page(s), respectively.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the period ended June 30, 2017.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, foreign government inflation-linked note, mortgage-backed securities, municipal bonds, purchased options and written options are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

See Notes to Financial Statements.

106

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset- Backed Securities	Corporate Bonds	Foreign Bonds	Foreign Government Inflation- Linked Note	Mortgage Backed Securities	Municipal Bonds	Purchased Options	Written Options
Balance, 12/31/16	$36,789,248	$16,446,524	$2,996,783	$1,451,051	$624,389	$13,243,312	$2,027,189	$—	$—
Accrued discounts/premiums	142,375	6,870	(5,814)	(576)	121,720	22,347	(2,172)	—	—
Realized gain (loss)(1)	(11,939)	1,684	(1,901)	(314)	—	(12,733)	1,365	—	(40)
Change in unrealized appreciation (depreciation)(2)	204,629	136,126	86,432	(26,643)	(113,624)	163,106	4,162	(42,152)	(2,778)
Purchases	1,250,000	—	—	—	—	1,250,000	—	—	—
Sales	(5,790,625)	(3,301,541)	(4,405)	—	—	(2,528,641)	—	43,962	—
Transfers in to Level 3(3)	(6,422)	—	—	—	—	—	—	52,740	(59,162)
Transfers out of Level 3(4)	(29,227,327)	(12,257,172)	(1,313,250)	(1,368,504)	(632,485)	(11,806,568)	(1,806,768)	(42,580)	—
Maturities	—	—	—	—	—	—	—	—	—
Paydowns	(782,224)	(170,802)	(4,536)	(55,014)	—	(328,096)	(223,776)	—	—

Balance, 06/30/17	$2,587,715	$881,689	$1,753,309	$—	$—	$2,727	$—	$11,970	$(61,980)

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.
(2)

Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.

107

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Par	Value
AGENCY OBLIGATION — 0.6%
Federal National Mortgage Association Discount Note
0.93%, 08/28/17Ω
(Cost $1,402,827)	$1,405,000	$1,402,792
CORPORATE BONDS — 41.2%
21st Century Fox America, Inc.
4.75%, 09/15/44	815,000	861,277
Abbott Laboratories
4.90%, 11/30/46	1,005,000	1,111,408
AbbVie, Inc.
4.70%, 05/14/45	1,154,000	1,231,125
AES Corporation
4.88%, 05/15/23	145,000	148,444
Aflac, Inc.
6.45%, 08/15/40	328,000	435,204
Ally Financial, Inc.
8.00%, 11/01/31	177,000	217,710
AltaWind Holdings LLC
7.00%, 06/30/35 144A	401,371	455,680
American Airlines Class B Pass-Through Trust Series 2016-1
5.25%, 01/15/24	683,873	713,758
American Airlines Class B Pass-Through Trust Series 2017-1B
4.95%, 02/15/25	135,000	139,388
American International Group, Inc.
4.38%, 01/15/55	1,073,000	1,037,125
Andarko Holding Co.
7.15%, 05/15/28	250,000	300,954
Antero Resources Corporation
5.38%, 11/01/21	125,000	126,719
5.13%, 12/01/22Δ	35,000	35,251
Anthem, Inc.
6.38%, 06/15/37	1,208,000	1,556,320
Apple, Inc.
4.38%, 05/13/45	676,000	732,680
3.85%, 08/04/46	367,000	367,710
4.25%, 02/09/47Δ	242,000	257,326
AT&T, Inc.
4.50%, 05/15/35	529,000	522,010
4.30%, 12/15/42	1,242,000	1,157,695
4.75%, 05/15/46	2,704,000	2,661,878
Bank of America Corporation
3.50%, 04/19/26	964,000	969,104
6.11%, 01/29/37	900,000	1,104,930
Bank of America NA
6.00%, 10/15/36	2,900,000	3,672,144
Bruce Mansfield Unit 1 2007 Pass-Through Trust
6.85%, 06/01/34	850,301	341,183
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	879,000	921,117

	Par	Value
California Institute of Technology
4.70%, 11/01/11	$2,010,000	$2,044,781
CenturyLink, Inc.
6.88%, 01/15/28	65,000	64,837
7.65%, 03/15/42	295,000	275,456
Chesapeake Energy Corporation
6.63%, 08/15/20	25,000	25,187
6.88%, 11/15/20	15,000	15,075
4.88%, 04/15/22Δ	70,000	65,450
5.75%, 03/15/23	20,000	18,100
Ciena Corporation
3.75%, 10/15/18 CONV 144A	15,000	20,269
Citigroup, Inc.
8.13%, 07/15/39	858,000	1,321,435
4.28%, 04/24/48†	533,000	547,645
Continental Airlines Class B Pass Through Trust Series 1999-2
7.57%, 03/15/20	45	48
Continental Resources, Inc.
4.50%, 04/15/23Δ	40,000	38,300
3.80%, 06/01/24Δ	125,000	115,078
Corning, Inc.
7.25%, 08/15/36	850,000	1,044,782
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,773,823
CVS Health Corporation
5.13%, 07/20/45	240,000	276,211
Darden Restaurants, Inc.
6.00%, 08/15/35	990,000	1,136,107
DCP Midstream Operating LP
6.45%, 11/03/36 144A	490,000	519,400
Diamond 1 Finance Corporation
6.02%, 06/15/26 144A	140,000	154,475
8.10%, 07/15/36 144A	180,000	226,839
8.35%, 07/15/46 144A	130,000	168,309
Dillard’s, Inc.
7.00%, 12/01/28	500,000	554,906
Dow Chemical Co.
9.40%, 05/15/39	570,000	960,905
Enbridge Energy Partners LP
7.38%, 10/15/45	750,000	958,369
Energy Transfer Partners LP
5.15%, 03/15/45	1,000,000	975,110
Enterprise Products Operating LLC
5.10%, 02/15/45	595,000	655,873
4.95%, 10/15/54Δ	515,000	536,794
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,175,000
Ford Motor Co.
6.63%, 10/01/28	680,000	804,812
6.38%, 02/01/29	1,255,000	1,434,141

See Notes to Financial Statements.

	Par	Value
Freeport-McMoRan, Inc.
5.45%, 03/15/43	$160,000	$138,768
FTS International, Inc.
6.25%, 05/01/22	90,000	73,350
General Electric Co.
6.75%, 03/15/32	573,000	786,593
5.88%, 01/14/38	150,000	194,498
General Motors Co.
5.20%, 04/01/45	1,085,000	1,068,364
General Motors Financial Co., Inc.
3.45%, 04/10/22	130,000	132,272
5.25%, 03/01/26	250,000	270,490
Genworth Holdings, Inc.
4.90%, 08/15/23	30,000	25,050
4.80%, 02/15/24	40,000	33,200
Global Marine, Inc.
7.00%, 06/01/28	20,000	17,500
Goldman Sachs Group, Inc.
6.75%, 10/01/37	500,000	650,208
Great Plains Energy, Inc.
4.85%, 04/01/47	540,000	557,854
HCA, Inc.
7.05%, 12/01/27	500,000	562,500
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	135,000	143,157
Intel Corporation
3.25%, 08/01/39 CONV	485,000	802,372
International Paper & Co.
8.70%, 06/15/38	950,000	1,400,353
Jefferies Group LLC
6.45%, 06/08/27	50,000	57,408
6.25%, 01/15/36	185,000	202,231
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	385,000	286,577
5.60%, 07/15/41	2,547,000	3,165,414
4.26%, 02/22/48†	335,000	351,353
KB Home
1.38%, 02/01/19 CONV	95,000	102,066
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	303,785
Kraft Heinz Foods Co.
6.88%, 01/26/39	267,000	344,481
6.50%, 02/09/40	1,000,000	1,255,063
5.20%, 07/15/45	655,000	711,280
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,755,405
Lockheed Martin Corporation
4.70%, 05/15/46	1,238,000	1,396,791
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	240,000	245,274
Marathon Petroleum Corporation
5.00%, 09/15/54	598,000	549,362
Masco Corporation
7.75%, 08/01/29	129,000	173,355

	Par	Value
6.50%, 08/15/32	$15,000	$18,397
McDonald’s Corporation
4.88%, 12/09/45	828,000	926,793
Medtronic, Inc.
4.63%, 03/15/45Δ	1,852,000	2,089,412
MetLife, Inc.
6.40%, 12/15/36	310,000	358,825
5.88%, 02/06/41	500,000	634,538
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	85,000	128,297
Microsoft Corporation
4.45%, 11/03/45Δ	595,000	663,688
3.70%, 08/08/46	594,000	589,348
4.50%, 02/06/57	1,385,000	1,529,305
Monsanto Co.
4.70%, 07/15/64	537,000	543,424
Morgan Stanley
4.75%, 11/16/18(A)	295,000	233,305
3.13%, 08/05/21(C)	235,000	186,497
4.30%, 01/27/45	1,092,000	1,132,021
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	127,369
Navient Corporation
5.88%, 10/25/24	30,000	30,684
5.63%, 08/01/33	1,460,000	1,226,838
New Albertsons, Inc.
6.63%, 06/01/28	35,000	32,025
7.45%, 08/01/29	55,000	53,625
8.70%, 05/01/30	200,000	205,000
8.00%, 05/01/31Δ	295,000	293,525
Newell Brands, Inc.
5.38%, 04/01/36	317,000	367,052
NGL Energy Partners LP
7.50%, 11/01/23 144A	30,000	29,738
6.13%, 03/01/25 144A	170,000	156,400
Noble Energy, Inc.
5.05%, 11/15/44	1,016,000	1,047,329
Old Republic International Corporation
4.88%, 10/01/24	230,000	246,396
ON Semiconductor Corporation
1.00%, 12/01/20 CONVΔ	85,000	88,613
ONEOK Partners LP
6.20%, 09/15/43	5,000	5,763
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,324,197
Plains All American Pipeline LP
4.90%, 02/15/45	995,000	928,279
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	110,000	126,225
Prudential Financial, Inc.
6.63%, 06/21/40	1,236,000	1,678,144
PulteGroup, Inc.
6.38%, 05/15/33	1,000,000	1,050,000

See Notes to Financial Statements.

109

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Quicken Loans, Inc.
5.75%, 05/01/25 144AΔ	$125,000	$129,688
Qwest Corporation
7.25%, 09/15/25	490,000	544,986
6.88%, 09/15/33	1,918,000	1,892,094
Rockwell Collins, Inc.
4.35%, 04/15/47	823,000	864,338
RPM International, Inc.
2.25%, 12/15/20 CONV	22,000	26,070
Sempra Energy
6.00%, 10/15/39	991,000	1,258,587
Sherwin-Williams Co. (The)
4.50%, 06/01/47	785,000	825,966
SM Energy Co.
5.00%, 01/15/24	15,000	13,350
Southern Co.
4.40%, 07/01/46Δ	1,723,000	1,761,479
Sprint Capital Corporation
6.88%, 11/15/28	1,025,000	1,141,922
8.75%, 03/15/32	20,000	25,250
Sprint Communications, Inc.
6.00%, 11/15/22	40,000	42,500
Sprint Corporation
7.13%, 06/15/24Δ	15,000	16,725
Tenet Healthcare Corporation
5.00%, 03/01/19	225,000	236,331
Textron, Inc.
6.63%, 04/07/20(U)	160,000	232,963
THC Escrow Corporation III
5.13%, 05/01/25 144A	240,000	241,500
Time Warner Cable LLC
5.50%, 09/01/41	25,000	26,958
4.50%, 09/15/42	45,000	42,975
Toro Co.
6.63%, 05/01/37	300,000	342,015
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	455,000	586,323
Transocean, Inc.
5.80%, 10/15/22Δ	205,000	191,162
6.80%, 03/15/38Δ	20,000	14,700
Tyson Foods, Inc.
4.55%, 06/02/47Δ	405,000	428,132
United Airlines Class A Pass-Through Trust Series 2014-1
4.00%, 04/11/26Δ	102,090	106,809
United States Steel Corporation
6.65%, 06/01/37Δ	95,000	85,975
Unum Group
5.75%, 08/15/42	1,747,000	2,079,270
US Airways Class A Pass-Through Trust Series 2012-1
5.90%, 10/01/24	345,257	387,551
Verizon Communications, Inc.
4.27%, 01/15/36	1,700,000	1,645,948

	Par	Value
5.25%, 03/16/37	$999,000	$1,077,284
5.01%, 08/21/54	491,000	486,859
4.67%, 03/15/55	580,000	545,315
Visa, Inc.
4.30%, 12/14/45	1,798,000	1,976,958
Wells Fargo & Co.
3.90%, 05/01/45Δ	3,524,000	3,534,320
WestRock MWV LLC
7.55%, 03/01/47	515,000	657,165
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	741,451

Total Corporate Bonds (Cost $88,497,206)		100,004,002

FOREIGN BONDS — 13.6%
Australia — 1.1%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	1,650,000	2,000,259
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	730,000	574,949
3.50%, 03/20/19(A)	60,000	47,365

		2,622,573

Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	813,581

Canada — 4.6%
Bombardier, Inc.
6.00%, 10/15/22 144A	515,000	516,931
Canadian Government Bond Residual STRIP
3.47%, 06/01/25(C)Ω	3,685,000	2,507,295
Enbridge, Inc.
5.50%, 12/01/46Δ	549,000	616,407
Glencore Finance Canada, Ltd.
6.00%, 11/15/41 144AΔ	807,000	893,969
MEG Energy Corporation
7.00%, 03/31/24 144A	275,000	215,187
Province of Ontario Generic Residual STRIP
2.90%, 03/08/29(C)Ω	4,600,000	2,573,205
Province of Saskatchewan Residual STRIP
3.49%, 02/04/22(C)Ω	3,000,000	2,105,876
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	1,300,000	1,659,701

		11,088,571

Ireland — 0.7%
GE Capital International Funding Co.
4.42%, 11/15/35	1,417,000	1,545,211
Johnson Controls International PLC
4.50%, 02/15/47	160,000	170,771

		1,715,982

See Notes to Financial Statements.

110

	Par	Value
Italy — 0.3%
Telecom Italia Capital SA
6.00%, 09/30/34	$785,000	$833,952

Luxembourg — 0.6%
ArcelorMittal
7.50%, 10/15/39	215,000	242,144
7.25%, 03/01/41	975,000	1,079,812

		1,321,956

Mexico — 1.4%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	136,727
8.46%, 12/18/36(M)	12,000,000	616,566
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,255,859
10.00%, 12/05/24(M)	3,500,000	229,957
7.50%, 06/03/27(M)	3,500,000	203,112
8.50%, 05/31/29(M)	500,000	31,307
7.75%, 05/29/31(M)	1,000,000	59,053
Petroleos Mexicanos
5.63%, 01/23/46	1,017,000	905,384

		3,437,965

Netherlands — 2.0%
Cooperatieve Rabobank UA
3.75%, 07/21/26	493,000	493,858
5.25%, 05/24/41	632,000	773,281
Embraer Netherlands Finance BV
5.40%, 02/01/27	80,000	83,700
Enel Finance International NV
6.00%, 10/07/39 144A	500,000	596,573
Petrobras Global Finance BV
5.63%, 05/20/43	120,000	100,020
Shell International Finance BV
4.00%, 05/10/46	1,300,000	1,286,914
Siemens Financieringsmaatschappij NV
4.20%, 03/16/47 144A	1,401,000	1,487,861

		4,822,207

New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	945,000	726,432

Norway — 0.0%
Norway Government Bond
4.50%, 05/22/19 144A(K)	265,000	34,049
3.75%, 05/25/21 144A(K)	196,000	25,997

		60,046

	Par	Value
Saudi Arabia — 0.2%
Saudi Government International Bond
4.50%, 10/26/46 144A	$520,000	$530,949

Spain — 0.5%
Telefonica Emisiones SA Unipersonal
7.05%, 06/20/36	900,000	1,185,725

Supranational — 1.0%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,115,000	2,321,216

United Kingdom — 0.6%
Ensco PLC
5.75%, 10/01/44	357,000	235,620
Lloyds Banking Group PLC
5.30%, 12/01/45	1,056,000	1,209,285

		1,444,905

Total Foreign Bonds (Cost $32,082,149)		32,926,060

MUNICIPAL BONDS — 0.8%
State of Illinois, General Obligation
5.10%, 06/01/33	235,000	220,658
University of California, Revenue Bond, Series AD
4.86%, 05/15/12	1,768,000	1,833,611

Total Municipal Bonds
(Cost $1,968,586)		2,054,269

U.S. TREASURY OBLIGATIONS — 39.6%
U.S. Treasury Bonds
4.63%, 02/15/40	10,694,000	14,104,595
4.38%, 05/15/40	24,874,200	31,754,300
2.75%, 11/15/42	200,000	197,676
2.88%, 05/15/43	1,691,000	1,707,811
3.13%, 08/15/44	2,605,000	2,752,904
2.50%, 02/15/46	4,512,800	4,201,487
2.50%, 05/15/46	19,224,200	17,886,032
2.25%, 08/15/46	3,524,000	3,102,637
2.88%, 11/15/46	3,822,000	3,843,873
3.00%, 02/15/47	4,374,000	4,512,993

		84,064,308

U.S. Treasury Notes
2.25%, 02/15/27	11,095,000	11,045,377
2.38%, 05/15/27	937,500	943,561

		11,988,938

Total U.S. Treasury Obligations (Cost $98,981,104)		96,053,246

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
PREFERRED STOCKS — 0.2%
Arconic, Inc.
5.38%, 10/01/17 CONV	1,660	$59,428
Chesapeake Energy Corporation
5.00%, 12/31/49 CONV	620	38,440
5.75%, 12/31/49 CONV 144A	80	47,350
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	5,350	268,035

Total Preferred Stocks (Cost $435,264)		413,253

MONEY MARKET FUNDS — 4.1%
GuideStone Money Market Fund (Investor Class)¥	9,134,512	9,134,512
Northern Institutional Government Assets Portfolio	24,143	24,143
Northern Institutional Liquid Assets Portfolio§	937,751	937,751

(Cost $10,096,406)		10,096,406

TOTAL INVESTMENTS — 100.1% (Cost $233,463,542)		242,950,028
Liabilities in Excess of Other Assets — (0.1)%		(183,434)

NET ASSETS — 100.0%		$242,766,594

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	41.2
U.S. Treasury Obligations	39.6
Foreign Bonds	13.6
Money Market Funds	4.1
Municipal Bonds	0.8
Agency Obligation	0.6
Preferred Stocks	0.2

100.1

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligation	$1,402,792	$—	$1,402,792	$—
Corporate Bonds	100,004,002	—	100,004,002	—

See Notes to Financial Statements.

112

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Bonds	32,926,060	—	32,926,060	—
Money Market Funds	10,096,406	10,096,406	—	—
Municipal Bonds	2,054,269	—	2,054,269	—
Preferred Stocks	413,253	327,463	85,790	—
U.S. Treasury Obligations	96,053,246	—	96,053,246	—

Total Assets - Investments in Securities	$242,950,028	$10,423,869	$232,526,159	$—

Management has determined that the amount of transfers between Level 1 and Level 2 as well as the amount of Level 3 securities compared to total net assets are not material; therefore, the amount of transfers between Level 1 and Level 2 and the reconciliation of Level 3 securities and assumptions are not shown for the period ended June 30, 2017.

See Notes to Financial Statements.

113

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Par	Value
AGENCY OBLIGATION — 1.9%
Federal National Mortgage Association Discount Note
0.93%, 08/28/17Ω
(Cost $9,465,338)	$9,480,000	$9,465,102

ASSET-BACKED SECURITY — 0.5%
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HE4
1.39%, 07/25/47†	3,256,368	2,285,456

CORPORATE BONDS — 35.4%
Abbott Laboratories
3.75%, 11/30/26	700,000	715,948
Activision Blizzard, Inc.
6.13%, 09/15/23 144A	60,000	64,765
Adient Global Holdings, Ltd.
4.88%, 08/15/26 144AΔ	430,000	433,225
AES Corporation
4.88%, 05/15/23	1,350,000	1,382,062
Ally Financial, Inc.
8.00%, 12/31/18	104,000	112,450
3.50%, 01/27/19	1,000,000	1,016,250
8.00%, 03/15/20	161,000	183,540
5.13%, 09/30/24Δ	920,000	972,826
8.00%, 11/01/31	345,000	424,350
American Airlines Class B Pass-Through Trust Series 2016-1
5.25%, 01/15/24	1,735,622	1,811,468
American Airlines Group, Inc.
5.50%, 10/01/19 144AΔ	1,825,000	1,931,032
American Axle & Manufacturing, Inc.
6.63%, 10/15/22Δ	150,000	154,500
Anadarko Petroleum Corporation
3.45%, 07/15/24Δ	135,000	132,075
4.50%, 07/15/44	215,000	197,769
Antero Resources Corporation
5.38%, 11/01/21	365,000	370,019
5.13%, 12/01/22Δ	475,000	478,410
5.63%, 06/01/23Δ	155,000	157,713
Anthem, Inc.
6.38%, 06/15/37	221,000	284,724
Ashtead Capital, Inc.
5.63%, 10/01/24 144AΔ	330,000	356,400
Atrium Windows & Doors, Inc.
7.75%, 05/01/19 144AΔ	565,000	565,000
Avon Products, Inc.
8.95%, 03/15/43	115,000	103,069
Bank of America Corporation
5.49%, 03/15/19Δ	100,000	105,286
5.20%, 06/01/23†Δ	300,000	303,354
6.50%, 10/23/24†	490,000	545,458

	Par	Value
4.25%, 10/22/26	$100,000	$103,175
6.05%, 06/01/34	700,000	831,665
6.11%, 01/29/37	1,300,000	1,596,009
Barrick North America Finance LLC
5.75%, 05/01/43	1,970,000	2,399,901
Beazer Homes USA, Inc.
7.25%, 02/01/23	50,000	52,625
Berry Petroleum Co. LLC
6.38%, 09/15/22#Δ	60,000	—
Best Buy Co., Inc.
5.00%, 08/01/18	3,455,000	3,568,203
Blue Cube Spinco, Inc.
10.00%, 10/15/25	1,525,000	1,887,187
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	200,000	202,500
Braskem America Finance Co.
7.13%, 07/22/41Δ	900,000	961,605
CalAmp Corporation
1.63%, 05/15/20 CONV	65,000	66,544
CalAtlantic Group, Inc.
0.25%, 06/01/19 CONV	140,000	133,175
California Resources Corporatoon
8.00%, 12/15/22 144AΔ	1,290,000	820,762
Calpine Corporation
5.88%, 01/15/24 144A	274,000	283,590
Care Capital Properties LP REIT
5.13%, 08/15/26	220,000	223,933
Carrizo Oil & Gas, Inc.
6.25%, 04/15/23Δ	320,000	309,600
CBC Ammo LLC
7.25%, 11/15/21 144A	350,000	354,375
CCO Holdings LLC
5.38%, 05/01/25 144A	130,000	138,775
Celgene Corporation
5.00%, 08/15/45	310,000	350,433
CEMEX Finance LLC
9.38%, 10/12/22	550,000	585,750
Centene Corporation
4.75%, 05/15/22	550,000	576,812
6.13%, 02/15/24	200,000	216,736
4.75%, 01/15/25	260,000	267,800
CenturyLink, Inc.
5.63%, 04/01/20	295,000	313,160
7.60%, 09/15/39	810,000	757,350
7.65%, 03/15/42	165,000	154,069
Charter Communications Operating LLC
6.48%, 10/23/45	300,000	361,337
Chemours Co.
6.63%, 05/15/23	70,000	74,375
Chesapeake Energy Corporation
6.63%, 08/15/20	145,000	146,088
6.88%, 11/15/20	5,000	5,025

See Notes to Financial Statements.

114

	Par	Value
6.13%, 02/15/21Δ	$665,000	$655,025
5.38%, 06/15/21	80,000	75,200
4.88%, 04/15/22Δ	2,570,000	2,402,950
5.75%, 03/15/23Δ	870,000	787,350
5.50%, 09/15/26 CONV 144A	40,000	37,600
Ciena Corporation
3.75%, 10/15/18 CONV 144A	40,000	54,050
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	153,063
Cincinnati Bell, Inc.
7.00%, 07/15/24 144AΔ	355,000	371,933
CIT Group, Inc.
5.00%, 08/15/22	500,000	540,000
5.00%, 08/01/23	670,000	723,600
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	487,726
3.50%, 05/15/23	1,305,000	1,325,772
5.35%, 05/15/23†	360,000	368,550
6.30%, 05/15/24†	1,330,000	1,418,112
5.95%, 05/15/25†	250,000	268,195
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	345,000	344,569
Cleaver-Brooks, Inc.
8.75%, 12/15/19 144A	110,000	113,575
CME Group, Inc.
5.30%, 09/15/43	860,000	1,070,875
Comcast Corporation
5.15%, 03/01/20	170,000	184,272
3.15%, 03/01/26	1,010,000	1,016,343
Compiler Finance Sub, Inc.
7.00%, 05/01/21 144A	70,000	35,438
ConocoPhillips
6.50%, 02/01/39Δ	20,000	26,345
Consolidated Communications, Inc.
6.50%, 10/01/22	60,000	60,000
Continental Airlines Class A Pass Through Trust Series 2007-1
5.98%, 04/19/22	401,471	443,625
Continental Resources, Inc.
5.00%, 09/15/22Δ	95,000	93,575
4.50%, 04/15/23Δ	525,000	502,687
3.80%, 06/01/24Δ	315,000	289,995
4.90%, 06/01/44	370,000	310,800
Crestwood Midstream Partners LP
6.25%, 04/01/23	120,000	122,400
Crown Americas LLC
4.25%, 09/30/26 144A	250,000	250,000
CST Brands, Inc.
5.00%, 05/01/23	170,000	179,384
Cummins, Inc.
5.65%, 03/01/98	860,000	941,659

	Par	Value
DaVita, Inc.
5.00%, 05/01/25	$90,000	$90,450
Delta Air Lines Class B Pass Through Trust Series 2007-1
8.02%, 08/10/22	46,600	53,007
Diamond 1 Finance Corporation
4.42%, 06/15/21 144A	970,000	1,023,499
5.88%, 06/15/21 144A	500,000	525,000
7.13%, 06/15/24 144AΔ	290,000	318,929
6.02%, 06/15/26 144A	260,000	286,883
8.10%, 07/15/36 144A	440,000	554,495
8.35%, 07/15/46 144A	240,000	310,724
Dillard’s, Inc.
7.75%, 07/15/26	890,000	1,032,473
DISH DBS Corporation
5.88%, 07/15/22	600,000	646,500
5.00%, 03/15/23	410,000	421,275
5.88%, 11/15/24Δ	1,370,000	1,466,886
7.75%, 07/01/26	290,000	344,375
DJO Finco, Inc.
8.13%, 06/15/21 144A	830,000	776,050
Dollar Tree, Inc.
5.75%, 03/01/23	920,000	975,476
DPL, Inc.
6.75%, 10/01/19	155,000	162,750
DR Horton, Inc.
4.38%, 09/15/22	1,405,000	1,497,122
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	109,320
8.38%, 06/15/32	75,000	95,640
Embarq Corporation
8.00%, 06/01/36	995,000	1,009,925
Enbridge Energy Partners LP
7.38%, 10/15/45	435,000	555,854
EnLink Midstream Partners LP
4.15%, 06/01/25	460,000	455,015
Enterprise Products Operating LLC
4.88%, 08/01/66†	60,000	60,300
ERAC USA Finance LLC
7.00%, 10/15/37 144AΔ	1,065,000	1,386,640
Extraction Oil & Gas Holdings LLC
7.88%, 07/15/21 144A	400,000	413,000
First Data Corporation
7.00%, 12/01/23 144AΔ	260,000	278,200
FirstEnergy Corporation
7.38%, 11/15/31	185,000	243,982
Ford Motor Co.
6.63%, 10/01/28	850,000	1,006,015
4.75%, 01/15/43Δ	510,000	494,080
Ford Motor Credit Co. LLC
4.39%, 01/08/26	3,085,000	3,183,344

See Notes to Financial Statements.

115

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Freeport-McMoRan, Inc.
3.55%, 03/01/22	$380,000	$358,028
5.40%, 11/14/34Δ	115,000	103,788
5.45%, 03/15/43	1,800,000	1,561,140
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	750,000	834,375
Frontier Communications Corporation
11.00%, 09/15/25	295,000	275,087
7.88%, 01/15/27	405,000	303,750
FTS International, Inc.
6.25%, 05/01/22	210,000	171,150
GameStop Corporation
5.50%, 10/01/19 144A	295,000	304,587
Gates Global LLC
6.00%, 07/15/22 144AΔ	195,000	196,463
General Electric Co.
3.15%, 09/07/22	95,000	98,622
6.75%, 03/15/32	30,000	41,183
6.88%, 01/10/39	161,000	233,829
General Motors Co.
5.20%, 04/01/45	210,000	206,780
General Motors Financial Co., Inc.
3.45%, 04/10/22	300,000	305,242
5.25%, 03/01/26	625,000	676,225
Genesis Energy LP
5.63%, 06/15/24	130,000	123,825
Genworth Holdings, Inc.
4.90%, 08/15/23	65,000	54,275
4.80%, 02/15/24	90,000	74,700
GEO Group, Inc. REIT
5.88%, 10/15/24	100,000	103,750
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	930,140
Gilead Sciences, Inc.
4.00%, 09/01/36	100,000	99,637
Global Marine, Inc.
7.00%, 06/01/28	45,000	39,375
Goldman Sachs Capital II
4.00%, 08/14/17†	58,000	50,497
Goldman Sachs Group, Inc.
2.90%, 07/19/18	130,000	131,510
6.75%, 10/01/37	355,000	461,647
Goodyear Tire & Rubber Co.
5.13%, 11/15/23Δ	1,030,000	1,081,500
7.00%, 03/15/28	690,000	764,175
Guitar Center, Inc.
6.50%, 04/15/19 144AΔ	310,000	270,863
Hanesbrands, Inc.
4.63%, 05/15/24 144AΔ	160,000	163,200
4.88%, 05/15/26 144AΔ	150,000	153,000
Harris Corporation
5.05%, 04/27/45	30,000	33,801
HCA, Inc.
7.50%, 02/15/22	40,000	46,150
5.88%, 05/01/23Δ	80,000	87,300

	Par	Value
8.36%, 04/15/24	$90,000	$108,000
5.38%, 02/01/25	870,000	919,851
7.69%, 06/15/25	275,000	320,375
7.58%, 09/15/25	715,000	824,037
5.25%, 06/15/26	500,000	540,500
4.50%, 02/15/27	200,000	206,250
7.05%, 12/01/27	20,000	22,500
7.50%, 11/06/33	205,000	232,931
7.75%, 07/15/36	120,000	136,200
Hercules LLC
6.50%, 06/30/29	250,000	251,563
Hexion, Inc.
9.00%, 11/15/20Δ	185,000	127,188
Iconix Brand Group, Inc.
1.50%, 03/15/18 CONVΔ	225,000	218,953
Intel Corporation
3.25%, 08/01/39 CONV	208,000	344,110
International Lease Finance Corporation
3.88%, 04/15/18	10,000	10,154
6.25%, 05/15/19Δ	75,000	80,479
4.63%, 04/15/21	300,000	319,867
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	947,208
Iron Mountain, Inc. REIT
6.00%, 10/01/20 144A	70,000	72,625
iStar, Inc. REIT
7.13%, 02/15/18	150,000	154,313
4.88%, 07/01/18	95,000	95,834
J.C. Penney Corporation, Inc.
6.38%, 10/15/36Δ	480,000	347,400
7.63%, 03/01/97	815,000	562,350
Jefferies Finance LLC
7.50%, 04/15/21 144A	275,000	286,687
6.88%, 04/15/22 144A	200,000	200,500
Jefferies Group LLC
5.13%, 04/13/18	55,000	56,425
6.88%, 04/15/21	270,000	307,577
5.13%, 01/20/23	305,000	332,535
6.45%, 06/08/27	35,000	40,186
3.88%, 11/01/29 CONV	55,000	55,413
6.25%, 01/15/36	1,135,000	1,240,717
6.50%, 01/20/43	510,000	578,256
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	360,000	267,968
6.13%, 04/30/24†Δ	260,000	281,450
K Hovnanian Enterprises, Inc.
8.00%, 11/01/19 144AΔ	5,000	5,050
5.00%, 11/01/21	795,000	749,287
KB Home
1.38%, 02/01/19 CONV	440,000	472,725
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	83,278
6.95%, 01/15/38	90,000	107,803
Kinder Morgan, Inc.
7.75%, 01/15/32	80,000	100,827

See Notes to Financial Statements.

116

	Par	Value
Kraft Heinz Foods Co.
4.88%, 02/15/25 144A	$196,000	$210,200
5.20%, 07/15/45	40,000	43,437
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	440,000	455,400
4.88%, 11/01/26 144AΔ	310,000	322,787
Lennar Corporation
4.75%, 11/15/22	315,000	335,869
Lockheed Martin Corporation
3.80%, 03/01/45	1,090,000	1,077,536
LSF9 Balta Issuer SA
7.75%, 09/15/22 144A(E)	333,648	416,600
Magnum Hunter Resources Corporation (Escrow)
0.00%, 12/31/20	470,000	—
Masco Corporation
7.75%, 08/01/29	117,000	157,229
6.50%, 08/15/32	47,000	57,644
MBIA Insurance Corporation
12.42%, 01/15/33 144A	435,000	210,975
Meccanica Holdings USA, Inc.
6.25%, 01/15/40 144A	335,000	376,875
Michael Baker International LLC
8.25%, 10/15/18 144A	60,000	59,925
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	280,000	422,625
Micron Technology, Inc.
5.25%, 08/01/23 144A	330,000	344,355
5.25%, 01/15/24 144A	190,000	197,600
5.50%, 02/01/25Δ	228,000	241,680
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 144A	1,015,000	1,050,525
Miran Mid-Atlantic Pass-Through Trust Series C
10.06%, 12/30/28	769,693	731,208
Morgan Stanley
4.75%, 11/16/18(A)	275,000	217,488
5.75%, 01/25/21	205,000	226,929
3.13%, 08/05/21(C)	535,000	424,578
4.10%, 05/22/23	370,000	386,769
6.25%, 08/09/26Δ	400,000	479,709
4.35%, 09/08/26	940,000	979,109
3.95%, 04/23/27	125,000	126,382
MPH Acquisition Holdings LLC
7.13%, 06/01/24 144A	350,000	374,062
MPLX LP
4.50%, 07/15/23	20,000	21,259
4.88%, 12/01/24	460,000	491,179
4.88%, 06/01/25Δ	75,000	79,657
MPT Operating Partnership LP REIT
5.25%, 08/01/26	340,000	355,161

	Par	Value
Murray Energy Corporation
11.25%, 04/15/21 144A	$310,000	$235,600
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,528,425
Navient Corporation
8.45%, 06/15/18	406,000	428,533
5.50%, 01/15/19	75,000	78,281
8.00%, 03/25/20	600,000	672,000
5.88%, 03/25/21	320,000	339,200
5.50%, 01/25/23Δ	1,720,000	1,754,400
6.13%, 03/25/24Δ	1,480,000	1,531,800
5.88%, 10/25/24	600,000	613,680
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	90,000	76,725
NCL Corporation, Ltd.
4.63%, 11/15/20 144AΔ	600,000	618,941
New Albertsons, Inc.
7.75%, 06/15/26	410,000	413,075
6.63%, 06/01/28	60,000	54,900
7.45%, 08/01/29	1,375,000	1,340,625
8.70%, 05/01/30	290,000	297,250
8.00%, 05/01/31Δ	1,210,000	1,203,950
Newell Brands, Inc.
3.85%, 04/01/23	680,000	714,854
4.00%, 12/01/24	445,000	463,042
Newfield Exploration Co.
5.63%, 07/01/24Δ	955,000	1,000,362
Newmont Mining Corporation
4.88%, 03/15/42	575,000	609,767
NGL Energy Partners LP
7.50%, 11/01/23 144A	550,000	545,187
6.13%, 03/01/25 144A	555,000	510,600
NGPL PipeCo LLC
7.77%, 12/15/37 144AΔ	200,000	239,000
Nine West Holdings, Inc.
6.13%, 11/15/34	125,000	24,063
NRG Energy, Inc.
7.25%, 05/15/26Δ	230,000	239,200
6.63%, 01/15/27Δ	260,000	261,625
NRG REMA LLC
9.68%, 07/02/26	200,000	152,000
Nuance Communications, Inc.
1.00%, 12/15/35 CONV	1,215,000	1,177,031
Oasis Petroleum, Inc.
6.88%, 03/15/22Δ	330,000	321,750
6.88%, 01/15/23Δ	95,000	92,388
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	1,525,000	1,937,703
4.88%, 10/01/24	520,000	557,069
ON Semiconductor Corporation
1.00%, 12/01/20 CONVΔ	645,000	672,412

See Notes to Financial Statements.

117

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
ONEOK Partners LP
4.90%, 03/15/25Δ	$60,000	$64,342
6.20%, 09/15/43	20,000	23,052
Outfront Media Capital LLC
5.25%, 02/15/22	110,000	114,400
5.88%, 03/15/25	170,000	178,713
Owens Corning
7.00%, 12/01/36	1,800,000	2,345,881
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A	1,500,000	1,605,000
Pactiv LLC
8.38%, 04/15/27	200,000	230,500
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	909,757
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	570,000	654,075
Pride International, Inc.
7.88%, 08/15/40	270,000	228,825
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,755,000
6.38%, 05/15/33	470,000	493,500
6.00%, 02/15/35	180,000	181,350
QEP Resources, Inc.
5.38%, 10/01/22Δ	315,000	304,762
5.25%, 05/01/23	1,500,000	1,425,000
Quicken Loans, Inc.
5.75%, 05/01/25 144AΔ	1,395,000	1,447,312
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	237,656
Qwest Corporation
6.88%, 09/15/33	2,124,000	2,095,311
7.25%, 10/15/35	110,000	110,093
Range Resources Corporation
5.00%, 08/15/22 144A	520,000	513,500
5.00%, 03/15/23 144A	1,450,000	1,424,625
4.88%, 05/15/25Δ	240,000	229,200
Regency Energy Partners LP
5.88%, 03/01/22ÄΔ	340,000	374,904
5.00%, 10/01/22	80,000	85,896
Reliance Holding USA, Inc.
4.50%, 10/19/20 144AΔ	540,000	569,460
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	60,000	61,475
Rovi Corporation
0.50%, 03/01/20 CONVΔ	985,000	972,072
RPM International, Inc.
2.25%, 12/15/20 CONVΔ	47,000	55,695
RR Donnelley & Sons Co.
7.00%, 02/15/22	38,000	39,948
6.00%, 04/01/24Δ	278,000	272,092
Sanchez Energy Corporation
7.75%, 06/15/21Δ	50,000	45,500
6.13%, 01/15/23Δ	160,000	128,800
Sealed Air Corporation
4.88%, 12/01/22 144AΔ	25,000	26,719
5.50%, 09/15/25 144A	555,000	607,725

	Par	Value
ServiceMaster Co. LLC
7.45%, 08/15/27	$1,195,000	$1,311,512
Simmons Foods, Inc.
7.88%, 10/01/21 144AΔ	500,000	532,500
SM Energy Co.
5.00%, 01/15/24	40,000	35,600
Southern Copper Corporation
5.25%, 11/08/42	550,000	549,906
Southwestern Energy Co.
6.70%, 01/23/25Δ	280,000	275,100
Spectrum Brands, Inc.
5.75%, 07/15/25Δ	910,000	980,616
Springleaf Finance Corporation
7.75%, 10/01/21	145,000	162,763
6.13%, 05/15/22	1,165,000	1,231,987
8.25%, 10/01/23	55,000	61,738
Sprint Capital Corporation
6.88%, 11/15/28	2,865,000	3,191,811
8.75%, 03/15/32	645,000	814,312
Sprint Communications, Inc.
11.50%, 11/15/21	570,000	732,450
Sprint Corporation
7.88%, 09/15/23Δ	680,000	783,700
Targa Resources Partners LP
4.25%, 11/15/23	430,000	421,937
6.75%, 03/15/24	1,050,000	1,134,000
5.13%, 02/01/25 144AΔ	370,000	382,487
5.38%, 02/01/27 144AΔ	70,000	72,800
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	410,000	420,762
Tenet Healthcare Corporation
5.00%, 03/01/19	560,000	588,202
7.50%, 01/01/22 144AΔ	110,000	119,603
8.13%, 04/01/22Δ	240,000	255,300
6.75%, 06/15/23Δ	355,000	355,887
6.88%, 11/15/31	85,000	78,625
Tesoro Logistics LP
6.38%, 05/01/24	190,000	206,625
Textron, Inc.
6.63%, 04/07/20(U)	130,000	189,283
THC Escrow Corporation III
5.13%, 05/01/25 144A	735,000	739,594
Time Warner Cable LLC
8.75%, 02/14/19	190,000	209,062
8.25%, 04/01/19	40,000	44,144
5.50%, 09/01/41	60,000	64,699
4.50%, 09/15/42	105,000	100,275
Time Warner, Inc.
4.00%, 01/15/22	50,000	52,768
TMX Finance LLC
8.50%, 09/15/18 144A	50,000	47,750
TransDigm, Inc.
6.50%, 07/15/24Δ	199,000	205,965
6.50%, 05/15/25	195,000	198,900

See Notes to Financial Statements.

118

	Par	Value
Transocean Proteus, Ltd.
6.25%, 12/01/24 144A	$1,524,750	$1,562,869
Transocean, Inc.
5.80%, 10/15/22Δ	430,000	400,975
6.80%, 03/15/38Δ	80,000	58,800
TRI Pointe Group, Inc.
4.38%, 06/15/19	100,000	102,920
5.88%, 06/15/24	5,000	5,300
TRU Taj LLC
12.00%, 08/15/21 144AΔ	193,000	180,938
United Airlines Class A Pass-Through Trust Series 2014-1
4.00%, 04/11/26Δ	221,935	232,194
United Airlines Class B Pass-Through Trust Series 2014-2
4.63%, 09/03/22	77,186	79,695
United Airlines Pass-Through Trust Series 2007-1
6.64%, 07/02/22	169,880	184,533
United Rentals North America, Inc.
6.13%, 06/15/23	400,000	417,500
5.75%, 11/15/24	540,000	567,675
5.50%, 05/15/27Δ	390,000	402,675
United States Steel Corporation
6.65%, 06/01/37Δ	760,000	687,800
Uniti Group, Inc. REIT
8.25%, 10/15/23	170,000	175,950
US Airways Class A Pass-Through Trust 2012-2
4.63%, 06/03/25	199,331	214,726
US Airways Class A Pass-Through Trust Series 2012-1
5.90%, 10/01/24	251,437	282,238
US Airways Class B Pass-Through Trust Series 2012-1B
8.00%, 10/01/19	419,368	454,511
Valeant Pharmaceuticals International
6.38%, 10/15/20 144AΔ	30,000	29,213
Wells Fargo & Co.
4.48%, 01/16/24	124,000	133,022
5.88%, 06/15/25†	240,000	264,773
West Corporation
4.75%, 07/15/21 144A	50,000	51,063
5.38%, 07/15/22 144A	690,000	698,625
Westlake Chemical Corporation
4.63%, 02/15/21	60,000	62,400
4.88%, 05/15/23	20,000	20,925
WestRock MWV LLC
8.20%, 01/15/30	145,000	204,576
7.95%, 02/15/31	45,000	62,897

	Par	Value
WestRock RKT Co.
4.00%, 03/01/23	$430,000	$450,861
WEX, Inc.
4.75%, 02/01/23 144A	440,000	444,400
Weyerhaeuser Co. REIT
8.50%, 01/15/25	405,000	541,828
6.95%, 10/01/27	55,000	69,160
7.38%, 03/15/32	370,000	510,713
6.88%, 12/15/33	490,000	626,399
Whiting Petroleum Corporation
5.00%, 03/15/19Δ	755,000	754,056
5.75%, 03/15/21Δ	470,000	444,150
6.25%, 04/01/23Δ	1,210,000	1,116,225
William Lyon Homes, Inc.
7.00%, 08/15/22	20,000	20,750
Williams Cos., Inc.
7.50%, 01/15/31	60,000	71,400
5.75%, 06/24/44	440,000	456,500
Windstream Services LLC
7.75%, 10/15/20	180,000	182,250
7.75%, 10/01/21Δ	485,000	458,325
7.50%, 06/01/22	40,000	35,900
7.50%, 04/01/23Δ	235,000	207,388
Wm.Wrigley Jr. Co.
8.25%, 08/01/23	430,000	468,700
XPO Logistics, Inc.
6.50%, 06/15/22 144AΔ	20,000	21,075
6.13%, 09/01/23 144AΔ	490,000	512,050
ZF North America Capital, Inc.
4.50%, 04/29/22 144A	150,000	158,063
4.75%, 04/29/25 144A	550,000	582,312

Total Corporate Bonds (Cost $155,845,502)		171,941,386

FOREIGN BONDS — 25.1%
Argentina — 1.5%
Argentine Bonos del Tesoro
21.20%, 09/19/18(ZA)	36,451,000	2,353,704
18.20%, 10/03/21(ZA)	27,550,000	1,766,407
Argentine Republic Government International Bond
6.88%, 04/22/21	680,000	729,300
7.50%, 04/22/26	540,000	583,200
7.63%, 04/22/46	300,000	307,800
Pampa Energia SA
7.50%, 01/24/27 144A	910,000	951,915
YPF SA
8.50%, 03/23/21 144A	460,000	512,803

		7,205,129

See Notes to Financial Statements.

119

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Armenia — 0.1%
Armenia International Bond
6.00%, 09/30/20	$520,000	$545,880

Australia — 0.5%
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144A	240,000	274,500
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	2,620,000	2,063,515
Queensland Treasury Corporation
7.13%, 09/18/17(Z)	275,000	203,679

		2,541,694

Bermuda — 0.3%
XLIT, Ltd.
6.38%, 11/15/24	585,000	687,943
6.25%, 05/15/27	640,000	766,272

		1,454,215

Brazil — 1.4%
Brazil Letras do Tesouro Nacional
8.53%, 01/01/18(B)Ω	3,700,000	1,070,285
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	8,000,000	2,419,939
Brazilian Government International Bond
10.25%, 01/10/28(B)	5,250,000	1,691,603
GTL Trade Finance, Inc.
7.25%, 04/16/44 144A	480,000	473,280
Ultrapar International SA
5.25%, 10/06/26 144A	420,000	421,470
Vale Overseas, Ltd.
6.88%, 11/21/36	592,000	637,880

		6,714,457

Canada — 2.6%
1011778 BC ULC
6.00%, 04/01/22 144A	890,000	924,487
Baytex Energy Corporation
5.13%, 06/01/21 144A	110,000	98,175
5.63%, 06/01/24 144AΔ	110,000	94,600
Bombardier, Inc.
6.00%, 10/15/22 144A	1,200,000	1,204,500
Canadian Government Bond
0.25%, 11/01/17(C)	3,550,000	2,732,553
Hudbay Minerals, Inc.
7.25%, 01/15/23 144A	190,000	196,887
7.63%, 01/15/25 144A	450,000	473,625
MEG Energy Corporation
6.38%, 01/30/23 144A	45,000	34,988
7.00%, 03/31/24 144A	395,000	309,087
Methanex Corporation
5.25%, 03/01/22	75,000	79,118

	Par	Value
Province of Ontario Canada
2.10%, 09/08/18(C)	$3,500,000	$2,728,829
Province of Ontario Generic Residual STRIP
2.96%, 07/13/22(C)Ω	2,600,000	1,800,642
2.90%, 03/08/29(C)Ω	2,400,000	1,342,542
Stone Container Finance Company of Canada II
7.38%, 07/15/14+#	330,000	6,600
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	61,125
Valeant Pharmaceuticals International, Inc.
5.38%, 03/15/20 144A	10,000	9,700
7.50%, 07/15/21 144A	40,000	38,900
5.50%, 03/01/23 144AΔ	190,000	162,211
5.88%, 05/15/23 144A	90,000	77,625
6.13%, 04/15/25 144AΔ	380,000	323,000

		12,699,194

Chile — 0.2%
AES Gener SA
5.25%, 08/15/21 144A	420,000	451,545
Corporation Nacional del Cobrede Chile
3.88%, 11/03/21 144A	220,000	230,156

		681,701

China — 0.2%
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	310,000	325,212
5.50%, 02/15/24 144A	560,000	586,320

		911,532

Colombia — 0.6%
Colombia Government International Bond
5.63%, 02/26/44	1,847,000	2,028,006
Colombian TES
10.00%, 07/24/24(X)	23,100,000	9,258
Ecopetrol SA
5.88%, 09/18/23	190,000	208,240
4.13%, 01/16/25	170,000	167,025
5.38%, 06/26/26	80,000	83,400
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21 144A	250,000	258,375
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	267,930

		3,022,234

Ecuador — 0.2%
Ecuador Government International Bond
9.65%, 12/13/26 144A	810,000	812,997

See Notes to Financial Statements.

120

	Par	Value
France — 0.8%
3AB Optique Developpement SAS
5.63%, 04/15/19(E)	$660,000	$765,002
AXA SA
6.21%, 10/05/17(E)†	210,000	243,333
Burger King France SAS
6.00%, 05/01/24 144A(E)	120,000	146,128
Europcar Groupe SA
5.75%, 06/15/22 144A(E)	170,000	204,928
SFR Group SA
5.63%, 05/15/24 144A(E)	160,000	197,389
Societe Generale SA
5.63%, 11/24/45 144AΔ	1,985,000	2,325,134

		3,881,914

Germany — 0.8%
Bundesrepublik Deutschland
1.00%, 08/15/24(E)	2,180,000	2,650,150
CeramTec Group GmbH
8.25%, 08/15/21(E)Δ	580,000	697,421
IHO Verwaltungs GmbH Cash coupon 4.13% or PIK
4.88%, 09/15/21 144A	210,000	214,462
Cash coupon 4.75% or PIK
5.50%, 09/15/26 144A	210,000	212,888

		3,774,921

Honduras — 0.2%
Honduras Government International Bond
7.50%, 03/15/24	460,000	511,175
6.25%, 01/19/27 144A	620,000	643,250

		1,154,425

India — 0.2%
ICICI Bank, Ltd.
4.80%, 05/22/19 144A	920,000	958,971

Indonesia — 0.5%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	457,473
6.63%, 02/17/37	225,000	279,267
5.25%, 01/17/42 144A	1,710,000	1,852,566

		2,589,306

Ireland — 0.4%
AerCap Ireland Capital DAC
3.50%, 05/26/22Δ	300,000	308,212
Ardagh Packaging Finance PLC
4.63%, 05/15/23 144A	250,000	257,085
7.25%, 05/15/24 144A	460,000	504,850
GE Capital International Funding Co.
3.37%, 11/15/25	246,000	254,631
4.42%, 11/15/35	569,000	620,484

		1,945,262

	Par	Value
Italy — 2.2%
Enel SpA
7.75%, 09/10/75(U)†	$440,000	$652,234
Intesa Sanpaolo SpA
7.00%, 01/19/21(E)†	530,000	638,839
Italy Buoni Poliennali Del Tesoro
2.20%, 06/01/27(E)	7,130,000	8,189,956
Nuovo Transpo Viaggiatori SpA
3.50%, 06/01/23 144A(E)†	140,000	162,336
Telecom Italia Capital SA
6.38%, 11/15/33	715,000	775,775
6.00%, 09/30/34	200,000	212,472

		10,631,612

Kenya — 0.1%
Kenya Government International Bond
6.88%, 06/24/24 144A	470,000	481,722

Kuwait — 0.3%
Kuwait International Government Bond
2.75%, 03/20/22 144A	1,370,000	1,376,507

Luxembourg — 0.4%
Altice Financing SA
6.63%, 02/15/23 144A	400,000	425,376
7.50%, 05/15/26 144A	260,000	289,250
ArcelorMittal
6.00%, 03/01/21	30,000	32,438
7.50%, 10/15/39	510,000	574,387
7.25%, 03/01/41	690,000	764,175

		2,085,626

Mexico — 2.4%
Banco Mercantil del Norte SA
6.88%, 07/06/22	260,000	269,044
Cemex SAB de CV
6.50%, 12/10/19 144A	762,000	803,910
Mexican Bonos
6.50%, 06/09/22(M)	45,803,100	2,511,520
8.00%, 12/07/23(M)	41,500,000	2,446,862
10.00%, 12/05/24(M)	31,500,000	2,069,614
7.50%, 06/03/27(M)	7,500,000	435,241
8.50%, 05/31/29(M)	2,000,000	125,226
7.75%, 05/29/31(M)	3,000,000	177,158
7.75%, 11/13/42(M)	22,750,000	1,326,736
Mexichem SAB de CV
5.88%, 09/17/44 144A	570,000	573,705
Petroleos Mexicanos
5.50%, 01/21/21	750,000	787,688

		11,526,704

Morocco & Antilles — 0.2%
OCP SA
5.63%, 04/25/24 144A	550,000	596,500

See Notes to Financial Statements.

121

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.50%, 10/22/25 144A	$520,000	$525,850

		1,122,350

Netherlands — 2.4%
ABN AMRO Bank NV
7.13%, 07/06/22(E)	750,000	1,102,859
Alcoa Nederland Holding BV
6.75%, 09/30/24 144A	380,000	414,200
7.00%, 09/30/26 144AΔ	250,000	275,625
Cooperatieve Rabobank UA
5.75%, 12/01/43	880,000	1,088,116
DPx Holdings BV
7.50%, 02/01/22 144A	90,000	95,681
EDP Finance BV
4.90%, 10/01/19 144A	1,600,000	1,682,258
4.13%, 01/15/20 144A	540,000	559,461
Embraer Netherlands Finance BV
5.40%, 02/01/27	250,000	261,562
LyondellBasell Industries NV
5.75%, 04/15/24Δ	260,000	298,311
Majapahit Holding BV
7.75%, 01/20/20	890,000	996,800
Marfrig Holdings Europe BV
8.00%, 06/08/23 144A	480,000	488,496
Myriad International Holdings BV
4.85%, 07/06/27	750,000	755,625
Oi Brasil Holdings Cooperatief UA
5.75%, 02/10/22 144A#	933,000	328,882
Petrobras Global Finance BV
4.38%, 05/20/23	250,000	236,375
6.25%, 03/17/24	1,160,000	1,184,940
6.88%, 01/20/40Δ	390,000	370,987
6.75%, 01/27/41	270,000	254,219
5.63%, 05/20/43	275,000	229,213
Telefonica Europe BV
6.75%, 11/26/20(U)†Δ	300,000	433,278
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	262,812
VimpelCom Holdings BV
7.50%, 03/01/22	200,000	227,500
Ziggo Bond Finance BV
5.88%, 01/15/25 144A	200,000	206,500

		11,753,700

New Zealand — 0.4%
New Zealand Government Bond
5.00%, 03/15/19(Z)	2,385,000	1,833,375

Norway — 0.0%
Norway Government Bond
4.50%, 05/22/19 144A(K)	172,000	22,100

	Par	Value
3.75%, 05/25/21 144A(K)	$129,000	$17,110

		39,210

Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36	3,000	3,877

Peru — 0.1%
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	550,000	573,375

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21	200,000	213,191

Portugal — 0.1%
Portugal Government International Bond
5.13%, 10/15/24 144AΔ	595,000	608,387

Qatar — 0.1%
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	211,084

Russia — 0.9%
Russian Federal Bond - OFZ
8.15%, 02/03/27(Q)	257,799,000	4,564,321

Saudi Arabia — 0.3%
Saudi Government International Bond
2.38%, 10/26/21 144A	395,000	389,152
3.25%, 10/26/26 144A	875,000	868,486

		1,257,638

Singapore — 0.2%
BOC Aviation Ltd
3.00%, 03/30/20 144A	1,000,000	1,008,434

Spain — 0.0%
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	80,941

Supranational — 0.5%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,250,000	2,421,815

Turkey — 0.7%
Turk Telekomunikasyon AS
4.88%, 06/19/24 144A	680,000	685,768
Turkey Government Bond
10.60%, 02/11/26(T)	8,080,000	2,344,117

See Notes to Financial Statements.

122

	Par	Value
Turkey Government International Bond
4.88%, 04/16/43	$500,000	$444,625

		3,474,510

United Kingdom — 3.2%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18(U)	310,000	418,266
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	205,960
Annington Finance No. 4 PLC
1.51%, 01/10/23(U)†	111,734	147,754
Barclays Bank PLC
7.63%, 11/21/22	680,000	779,025
Barclays PLC
2.63%, 11/11/25(E)†	300,000	352,911
Boparan Finance PLC
5.50%, 07/15/21(U)Δ	270,000	342,870
Ensco PLC
8.00%, 01/31/24	33,000	31,185
5.75%, 10/01/44	30,000	19,800
Evraz Group SA
6.50%, 04/22/20 144A	480,000	508,800
HBOS PLC
6.75%, 05/21/18 144A	500,000	520,177
HSBC Holdings PLC
6.00%, 06/10/19(E)	270,000	342,404
6.38%, 03/30/25†Δ	600,000	639,900
Intelsat Jackson Holdings SA
7.25%, 10/15/20Δ	80,000	76,000
7.50%, 04/01/21	30,000	27,825
5.50%, 08/01/23Δ	330,000	274,725
Interoute Finco PLC
7.38%, 10/15/20 144A(E)	600,000	723,200
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A	540,000	480,600
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	432,495
Lloyds Banking Group PLC
5.30%, 12/01/45	1,581,000	1,810,492
Pizzaexpress Financing 2 PLC
6.63%, 08/01/21(U)	400,000	520,029
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	145,000	149,976
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	2,074,077
6.00%, 12/19/23	275,000	303,312
3.63%, 03/25/24(E)†	547,000	648,004
Santander UK Group Holdings PLC
7.38%, 06/24/22(U)†	390,000	534,801
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	396,249

	Par	Value
Standard Chartered PLC
5.13%, 06/06/34(U)	$321,000	$452,831
Synlab Bondco PLC
6.25%, 07/01/22(E)	270,000	334,380
Synlab Unsecured Bondco PLC
8.25%, 07/01/23(E)	170,000	217,253
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	274,648	396,742
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	588,573	827,477
Virgin Media Finance PLC
6.38%, 10/15/24 144A(U)	360,000	505,994
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	200,000	210,000

		15,705,514

Total Foreign Bonds (Cost $125,209,067)		121,867,725

FOREIGN GOVERNMENT
INFLATION-LINKED BOND — 0.4%
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie B
6.00%, 08/15/50(B) (Cost $2,492,604)	2,063,000	1,971,022

LOAN AGREEMENTS — 2.4%
1011778 B.C. Unlimited Liability Co.
Term B-3 Loan
3.55%, 02/16/24†	461,079	460,983
Air Medical Group Holdings, Inc.
Initial Term Loan
4.47%, 04/28/22†	296,970	292,033
American Airlines, Inc.
2017 Replacement Term Loan
3.22%, 06/27/20†	975,019	975,324
American Builders & Contractors Supply Co., Inc.
Additional Term B-1 Loan
3.73%, 10/31/23†	542,202	544,047
Avolon TLB Borrower 1 (US) LLC
Initial Term B-2 Loan
0.00%, 03/21/22S†	380,000	383,802
Berry Global Group, Inc.
Term I Loan
3.73%, 10/01/22†	254,882	255,471
Blue Ridge Mountain Resources, Inc.
Exit Term Loan
16.00%, 04/15/19	43,363	43,146
CenturyLink, Inc.
Initial Term B Loan
0.00%, 01/31/25S†	350,000	346,625

See Notes to Financial Statements.

123

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Charter Communications Operating LLC
Term I-1 Loan
3.48%, 01/15/24†	$161,591	$162,388
CSC Holdings LLC
March 2017 Refinancing Term Loan
3.46%, 07/17/25†	262,500	262,090
Energy Future Intermediate Holding Co. LLC
Term Loan
0.00%, 06/23/18S†	1,110,000	1,114,625
First Data Corporation
2024 New Dollar Term Loan
3.72%, 04/26/24†	541,185	541,658
Flying Fortress Holdings LLC
New Loans
0.00%, 10/30/22S†	190,000	191,108
3.55%, 10/30/22†	190,000	191,108
Hilton Worldwide Finance LLC
Series B-2 Term Loan
3.22%, 10/25/23†	603,172	605,603
Level 3 Financing, Inc.
Tranche B 2024 Term Loan
3.47%, 02/22/24†	350,000	351,240
Nord Anglia Education Finance LLC
Initial Term Loan
4.70%, 03/31/21†	987,277	990,363
Party City Holdings, Inc.
2016 Replacement Term Loan
4.18%, 08/19/22†	676,194	677,462
Petco Animal Supplies, Inc.
Term Loan
4.17%, 01/26/23†	406,909	367,744
PetSmart, Inc.
Tranche B-2 Loan
4.22%, 03/11/22†	980,000	912,549
Univision Communications, Inc.
2017 Replacement Repriced First-Lien Term Loan
3.98%, 03/15/24†	728,433	716,368
Valeant Pharmaceuticals International, Inc.
Series F Tranche B Term Loan
5.83%, 04/01/22†	674,821	684,768
Virgin Media Bristol LLC I Facility
3.91%, 01/31/25†	413,428	414,160

Total Loan Agreements (Cost $11,583,904)		11,484,665

	Par	Value
MORTGAGE-BACKED SECURITIES — 1.6%
Commercial Mortgage Trust Series 2007-CD4
5.40%, 12/11/49†	$32,450	$20,217
Credit Suisse Commercial Mortgage Trust Series 2006-C5
5.37%, 12/15/39	143,915	134,072
Credit Suisse Commercial Mortgage Trust Series 2007-C5
5.70%, 09/15/40†	65,997	65,934
5.87%, 09/15/40†	240,000	234,896
Fannie Mae Connecticut Avenue Securities Series 2014-C02
3.82%, 05/25/24†	1,600,000	1,673,309
Fannie Mae Connecticut Avenue Securities Series 2015-C03
6.22%, 07/25/25†	837,613	934,621
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA3
5.92%, 04/25/28†	830,000	956,319
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA1
6.17%, 07/25/29†	1,060,000	1,144,332
Freddie Mac Structured Agency Credit Risk Debt Notes
6.37%, 10/25/29†	560,000	611,882
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12
6.26%, 02/15/51†	40,000	38,919
Lone Star Portfolio Trust Series 2015-LSP
8.38%, 09/15/20 144A†	687,577	684,204
8.06%, 09/15/28 144A†	767,900	786,404
Morgan Stanley Resecuritization Trust Series 2015-R6
1.28%, 07/26/45 144A†	1,118,706	511,839

Total Mortgage-Backed Securities (Cost $7,318,019)		7,796,948

MUNICIPAL BOND — 0.0%
State of Illinois, General Obligation
5.10%, 06/01/33	160,000	150,235

See Notes to Financial Statements.

124

	Number of Contracts	Value
PURCHASED OPTION — 0.0%
Put Option — 0.0%
Long U.S. Treasury Bond, Strike Price 156.50%, Expires 07/21/17(GSC)
(Cost $63,416)	56	$173,250

	Par
U.S. TREASURY OBLIGATIONS — 21.4%
U.S. Treasury Bills
0.81%, 07/13/17Ω	$10,000,000	9,997,860
0.76%, 07/27/17Ω	6,000,000	5,996,739
0.93%, 09/21/17Ω	10,500,000	10,477,425
1.00%, 10/05/17Ω	3,570,000	3,560,586

		30,032,610

U.S. Treasury Bonds
3.50%, 02/15/39	860,000	971,934
4.25%, 05/15/39	40,000	50,122
3.88%, 08/15/40	30,000	35,709
2.75%, 08/15/42	120,000	118,723
3.13%, 02/15/43	9,116,000	9,633,224
2.88%, 05/15/43	120,000	121,193
3.00%, 05/15/45	40,000	41,226
3.00%, 11/15/45	920,000	947,780
2.50%, 05/15/46	820,000	762,921
2.25%, 08/15/46	960,000	845,213
2.88%, 11/15/46Δ	2,120,000	2,132,133

		15,660,178

U.S. Treasury Notes
0.75%, 10/31/17‡‡	10,780,000	10,768,034
0.63%, 04/30/18	530,000	527,226
0.75%, 08/31/18	4,000,000	3,973,908
1.38%, 09/30/18	250,000	250,156
1.50%, 12/31/18	5,875,000	5,888,771
1.25%, 03/31/19	15,000,000	14,969,828
1.63%, 06/30/19	10,000	10,046
1.25%, 10/31/19	110,000	109,572
3.63%, 02/15/21Δ	14,549,000	15,542,144
1.88%, 01/31/22	710,000	710,998
2.00%, 02/15/22	120,000	120,919
1.63%, 08/15/22	3,380,000	3,334,977
2.75%, 02/15/24	150,000	156,100
2.25%, 11/15/24	30,000	30,171
2.00%, 02/15/25	100,000	98,648
1.63%, 02/15/26	180,000	171,102
1.63%, 05/15/26Δ	470,000	445,665
2.00%, 11/15/26Δ	1,220,000	1,189,786

		58,298,051

Total U.S. Treasury Obligations (Cost $102,865,908)		103,990,839

	Shares	Value
COMMON STOCKS — 0.9%
Consumer Discretionary — 0.2%
Ford Motor Co.	96,849	$1,083,740

Energy — 0.1%
Berry Petroleum Co. LLC	2,350	21,737
Blue Ridge Mountain
Resources, Inc.	24,163	216,259
Hercules Offshore, Inc.	46,644	13,154

		251,150

Financials — 0.0%
Tricer Holdco SCA	4,654	12,007

Health Care — 0.2%
Bristol-Myers Squibb Co.	15,400	858,088

Information Technology — 0.4%
Corning, Inc.	70,534	2,119,547

Total Common Stocks (Cost $5,249,928)		4,324,532

FOREIGN COMMON STOCK — 0.0%
Canada — 0.0%
Frontera Energy Corporation (Cost $108,653)	3,014	78,191

PREFERRED STOCKS — 0.4%
Arconic, Inc.
5.38%, 10/01/17 CONV	9,400	336,520
Bank of America Corporation
7.25%, 12/31/49 CONV	602	759,718
Chesapeake Energy Corporation
4.50%, 12/31/49 CONV	1,229	66,058
5.00%, 12/31/49 CONVΔ	3,950	244,900
5.75%, 12/31/49 CONVΔ	30	17,756
5.75%, 12/31/49 CONV	780	468,487
5.75%, 12/31/49 CONV 144A	50	29,594
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	3,880	194,388
iStar, Inc. REIT
4.50%, 12/31/49 CONV	50	2,546
Tricer Holdco SCA
0.00%, 12/31/49*	2,068,500	20,685

Total Preferred Stocks (Cost $2,090,639)		2,140,652

MONEY MARKET FUNDS — 13.7%
GuideStone Money Market Fund (Investor Class)¥	44,890,934	44,890,934
Northern Institutional Government Assets Portfolio	116,095	116,095

See Notes to Financial Statements.

125

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Northern Institutional Liquid Assets Portfolio§	21,429,055	$21,429,055

(Cost $66,436,084)		66,436,084

TOTAL INVESTMENTS — 103.7% (Cost $490,860,523)		504,106,087
Liabilities in Excess of Other Assets — (3.7)%		(17,913,685)

NET ASSETS — 100.0%		$486,192,402

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	35.4
Foreign Bonds	25.1
U.S. Treasury Obligations	21.4
Money Market Funds	13.7
Loan Agreements	2.4
Agency Obligation	1.9
Mortgage-Backed Securities	1.6
Common Stocks	0.9
Asset-Backed Security	0.5
Preferred Stocks	0.4
Foreign Government Inflation-Linked Bond	0.4
Purchased Option	—	**
Municipal Bond	—	**
Foreign Common Stock	—	**

	103.7

**	Rounds to less than 0.05%

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligation	$9,465,102	$—	$9,465,102	$—
Asset-Backed Security	2,285,456	—	2,285,456	—
Common Stocks	4,324,532	4,277,634	21,737	25,161
Corporate Bonds	171,941,386	—	171,941,386	—
Foreign Bonds:
Argentina	7,205,129	—	7,205,129	—
Armenia	545,880	—	545,880	—
Australia	2,541,694	—	2,541,694	—
Bermuda	1,454,215	—	1,454,215	—

See Notes to Financial Statements.

126

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Brazil	$6,714,457	$—	$6,714,457	$—
Canada	12,699,194	—	12,692,594	6,600
Chile	681,701	—	681,701	—
China	911,532	—	911,532	—
Colombia	3,022,234	—	3,022,234	—
Ecuador	812,997	—	812,997	—
France	3,881,914	—	3,881,914	—
Germany	3,774,921	—	3,774,921	—
Honduras	1,154,425	—	1,154,425	—
India	958,971	—	958,971	—
Indonesia	2,589,306	—	2,589,306	—
Ireland	1,945,262	—	1,945,262	—
Italy	10,631,612	—	10,631,612	—
Kenya	481,722	—	481,722	—
Kuwait	1,376,507	—	1,376,507	—
Luxembourg	2,085,626	—	2,085,626	—
Mexico	11,526,704	—	11,526,704	—
Morocco & Antilles	1,122,350	—	1,122,350	—
Netherlands	11,753,700	—	11,753,700	—
New Zealand	1,833,375	—	1,833,375	—
Norway	39,210	—	39,210	—
Panama	3,877	—	3,877	—
Peru	573,375	—	573,375	—
Philippines	213,191	—	213,191	—
Portugal	608,387	—	608,387	—
Qatar	211,084	—	211,084	—
Russia	4,564,321	—	4,564,321	—
Saudi Arabia	1,257,638	—	1,257,638	—
Singapore	1,008,434	—	1,008,434	—
Spain	80,941	—	80,941	—
Supranational	2,421,815	—	2,421,815	—
Turkey	3,474,510	—	3,474,510	—
United Kingdom	15,705,514	—	15,705,514	—
Foreign Common Stock	78,191	78,191	—	—
Foreign Government Inflation-Linked Bond	1,971,022	—	1,971,022	—
Loan Agreements	11,484,665	—	11,441,519	43,146
Money Market Funds	66,436,084	66,436,084	—	—
Mortgage-Backed Securities	7,796,948	—	7,796,948	—
Municipal Bond	150,235	—	150,235	—
Preferred Stocks	2,140,652	1,356,684	763,283	20,685
Purchased Option	173,250	173,250	—	—
U.S. Treasury Obligations	103,990,839	—	103,990,839	—

Total Assets - Investments in Securities	$504,106,087	$72,321,843	$431,688,652	$95,592

See Notes to Financial Statements.

127

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Other Financial Instruments***
Forward Foreign Currency Contracts	$219,664	$—	$219,664	$—

Total Assets - Other Financial Instruments	$219,664	$—	$219,664	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(8,738)	$(8,738)	$—	$—

Total Liabilities - Other Financial Instruments	$(8,738)	$(8,738)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 as well as the amount of Level 3 securities compared to total net assets are not material; therefore, the amount of transfers between Level 1 and Level 2 and the reconciliation of Level 3 securities and assumptions are not shown for the period ended June 30, 2017.

See Notes to Financial Statements.

128

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2017 (Unaudited)

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$789,288,928	$960,242,935
Investments in repurchase agreements, at value	665,000,000	—
Investments in securities of affiliated issuers, at value	—	38,996,714

Total investments, at value (1)(2)	1,454,288,928	999,239,649
Cash	398,125	—
Cash collateral for derivatives	—	2,197,503
Foreign currency (3)	—	1,053,738
Upfront premiums paid from swap contracts	—	2,470,792
Receivables:
Dividends and reclaims	—	24,336
Interest	443,494	4,031,311
Securities lending	—	10,955
From advisor	5	18,230
Investment securities sold	—	55,214,422
Fund shares sold	33,688,030	151,856
Variation margin on centrally cleared swaps	—	101,034
Variation margin on financial futures contracts	—	207,851
Unrealized appreciation on foreign currency exchange contracts	—	337,282
Unrealized appreciation on swap agreements	—	324,140
Prepaid expenses and other assets	40,564	40,533

Total Assets	1,488,859,146	1,065,423,632

Liabilities
Securities sold short, at value (4)	—	16,405,257
TBA sale commitments, at value (5)	—	—
Options written, at value (6)	—	—
Upfront premiums received from swap contracts	—	1,322,134
Unrealized depreciation on foreign currency exchange contracts	—	1,913,700
Unrealized depreciation on swap agreements	—	549,757
Collateral held for securities on loan, at value	—	6,997,952
Collateral held for derivatives	—	1,136,583
Payables:
Investment securities purchased	10,000,000	90,601,577
Fund shares redeemed	42,958,302	95,172
Variation margin on centrally cleared swaps	—	—
Variation margin on financial futures contracts	—	167,996
Distributions	390,599	—
Securities lending	—	1,643
Accrued expenses:
Investment advisory fees	136,045	230,933
Professional fees	27,644	49,487
Shareholder servicing fees	207,218	60,108
Other expenses	155,303	180,207

Total Liabilities	53,875,111	119,712,506

Net Assets	$1,434,984,035	$945,711,126

Net Assets Consist of:
Paid-in-capital	$1,434,982,408	$951,502,602
Accumulated (distributions in excess of) net investment income (loss)	(2)	1,101,121
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	1,629	(7,575,969)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	—	683,372

Net Assets	$1,434,984,035	$945,711,126

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$370,072,324	$651,587,220

Institutional shares outstanding	370,073,593	48,584,139

Net asset value, offering and redemption price per Institutional share	$1.00	$13.41

Net assets applicable to the Investor Class	$1,064,911,711	$294,123,906

Investor shares outstanding	1,064,874,384	21,928,084

Net asset value, offering and redemption price per Investor share	$1.00	$13.41

(1) Investments in securities of unaffiliated issuers, at cost	$789,288,928	$957,793,051
Investments in repurchase agreements, at cost	665,000,000	—
Investments in securities of affiliated issuers, at cost	—	38,996,714

Total investments, at cost	$1,454,288,928	$996,789,765

(2) Includes securities loaned of:	$—	$53,757,146

(3) Foreign currency, at cost	$—	$1,044,537

(4) Proceeds from securities sold short	$—	$16,431,735

(5) TBA sale commitments, at cost	$—	$—

(6) Premiums received on options written	$—	$—

See Notes to Financial Statements.

130

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,255,051,261	$233,815,516	$459,215,153
74,200,000	—	—
77,181,404	9,134,512	44,890,934

1,406,432,665	242,950,028	504,106,087
757,802	—	—
1,567,802	—	193,073
3,036,455	—	3,778,516
527,771	—	—

21,455	3,802	35,408
5,602,275	2,231,214	4,605,590
9,228	4,462	28,093
33,380	3,704	19,040
301,602,832	573,196	919,835
428,752	151,767	317,067
745,297	—	—
569,658	—	84,114
1,790,180	—	1,169,129
275,584	—	—
71,610	24,060	48,737

1,723,472,746	245,942,233	515,304,689

—	—	—
5,091,441	—	—
1,879,112	—	—
302,084	—	—
1,142,470	—	949,465
170,455	—	—
7,525,783	937,751	21,429,055
—	—	—

566,376,122	1,995,629	5,471,316
76,865	23,606	866,201
102,465	—	—
790,819	—	56,031
—	—	—
1,384	669	4,214

121,623	94,698	196,793
49,486	37,253	35,533
47,974	24,825	22,498
454,882	61,208	81,181

584,132,965	3,175,639	29,112,287

$1,139,339,781	$242,766,594	$486,192,402

$1,139,804,804	$233,291,742	$484,441,130
1,608,079	989,718	2,899,406
(9,749,791)	(1,000,504)	(14,620,166)
7,676,689	9,485,638	13,472,032

$1,139,339,781	$242,766,594	$486,192,402

$905,242,986	$121,797,095	$374,495,779

61,432,364	6,896,478	37,225,741

$14.74	$17.66	$10.06

$234,096,795	$120,969,499	$111,696,623

15,884,572	6,848,638	11,105,957

$14.74	$17.66	$10.06

$1,248,312,256	$224,329,030	$445,969,589
74,200,000	—	—
77,181,404	9,134,512	44,890,934

$1,399,693,660	$233,463,542	$490,860,523

$46,361,637	$40,922,541	$62,007,564

$2,997,418	$—	$3,756,114

$—	$—	$—

$5,119,258	$—	$—

$1,890,268	$—	$—

See Notes to Financial Statements.

131

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2017 (Unaudited)

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	52,243
Interest	4,860,666	8,303,238
Securities lending	—	60,021
Less foreign taxes withheld	—	(16,489)

Total Investment Income	4,860,666	8,399,013

Expenses
Investment advisory fees	467,367	1,342,159
Transfer agent fees:
Institutional Shares	2,106	2,283
Investor Shares	21,974	13,472
Custodian fees	7,202	61,049
Shareholder servicing fees:
Investor Shares	1,219,098	354,077
Accounting and administration fees	438,158	133,634
Professional fees	33,355	50,630
Blue sky fees:
Institutional Shares	19,431	7,901
Investor Shares	18,626	8,983
Shareholder reporting fees:
Institutional Shares	427	633
Investor Shares	14,554	6,273
Trustees expenses	5,426	4,025
Line of credit facility fees and interest expense	3,486	2,942
Other expenses	21,267	17,934

Total Expenses	2,272,477	2,005,995
Expenses waived/reimbursed net of amount recaptured(1)	—	(33,236)

Net Expenses	2,272,477	1,972,759

Net Investment Income	2,588,189	6,426,254

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	1,629	80,556
Investment securities sold short	—	(82,730)
Futures transactions	—	390,509
Swap agreements	—	(1,065,767)
Option contracts written	—	261,620
Option contracts purchased	—	(31,975)
Foreign currency	—	(459,098)

Net realized gain (loss)	1,629	(906,885)

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	8,708,810
Investment securities sold short	—	18,850
Futures	—	51,820
Swap agreements	—	268,411
Option contracts written	—	(51,006)
Option contracts purchased	—	(19,332)
Foreign currency	—	(3,806,367)

Net change in unrealized appreciation (depreciation)	—	5,171,186

Net Realized and Unrealized Gain	1,629	4,264,301

Net Increase in Net Assets Resulting from Operations	$2,589,818	$10,690,555

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

132

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$11,829	$20,084	$216,566
97,203	10,333	60,672
14,998,234	4,748,372	10,945,061
53,451	18,492	112,314
13,328	(211)	(15,369)

15,174,045	4,797,070	11,319,244

1,220,329	558,395	1,123,669

2,305	2,029	2,201
13,222	13,425	10,375
122,500	5,825	27,577

277,248	147,171	122,614
177,801	43,484	80,422
50,630	39,141	45,373

7,863	7,479	4,605
7,210	7,312	6,762

694	332	493
5,979	5,622	2,596
4,696	1,102	1,988
2,998	1,331	1,583
597,999	9,372	10,657

2,491,474	842,020	1,440,915
(64,667)	(6,835)	(41,752)

2,426,807	835,185	1,399,163

12,747,238	3,961,885	9,920,081

343,512	(317,160)	1,702,933
(241,171)	—	—
1,777,310	—	(23,571)
1,693,715	—	—
125,523	—	16,694
211,646	—	(165,807)
(840,887)	6,964	(288,661)

3,069,648	(310,196)	1,241,588

16,944,601	10,554,877	11,457,178
423,977	—	—
1,324,487	—	(68,578)
(2,550,634)	—	—
866,971	—	(15,147)
(538,908)	—	(595,652)
(1,763,223)	1,508	1,853,810

14,707,271	10,556,385	12,631,611

17,776,919	10,246,189	13,873,199

$30,524,157	$14,208,074	$23,793,280

See Notes to Financial Statements.

133

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
	(Unaudited)
Operations:
Net investment income	$2,588,189	$993,192
Net realized gain (loss) on investment securities, foreign currency and derivatives	1,629	53,322
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—

Net increase in net assets resulting from operations	2,589,818	1,046,514

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(927,613)	(628,794)
Investor shares	(1,660,576)	(364,398)
Distributions from net realized capital gains
Institutional shares	—	(11,523)
Investor shares	—	(48,479)

Total dividends and distributions	(2,588,189)	(1,053,194)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	431,692,421	649,810,099
Investor shares	1,941,336,108	4,364,775,848
Reinvestment of dividends and distributions
Institutional shares	343,316	305,772
Investor shares	766,076	209,397

Total proceeds from shares sold and reinvested	2,374,137,921	5,015,101,116

Value of shares redeemed
Institutional shares	(313,601,167)	(644,356,936)
Investor shares	(1,827,856,673)	(4,455,737,775)

Total value of shares redeemed	(2,141,457,840)	(5,100,094,711)

Net increase (decrease) from capital share transactions(1)	232,680,081	(84,993,595)

Total increase (decrease) in net assets	232,681,710	(85,000,275)

Net Assets:
Beginning of Period	1,202,302,325	1,287,302,600

End of Period*	$1,434,984,035	$1,202,302,325

* Including undistributed (distributions in excess of) net investment income	$(2)	$(2)

(1) See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

134

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
(Unaudited)		(Unaudited)

$6,426,254	$12,150,324	$12,747,238	$22,475,026
(906,885)	(3,744,351)	3,069,648	(10,644,065)
5,171,186	6,466,908	14,707,271	13,658,934

10,690,555	14,872,881	30,524,157	25,489,895

(4,115,777)	(9,332,720)	(7,942,770)	(19,149,627)
(1,562,144)	(2,592,772)	(1,778,398)	(3,212,334)

—	—	—	(2,396,364)
—	—	—	(645,755)

(5,677,921)	(11,925,492)	(9,721,168)	(25,404,080)

66,155,792	75,052,450	75,113,144	259,641,101
25,032,727	74,656,288	23,497,736	48,285,449

4,102,099	9,329,322	7,936,776	21,529,595
1,561,266	2,590,031	1,776,689	3,852,247

96,851,884	161,628,091	108,324,345	333,308,392

(7,699,769)	(118,188,777)	(9,803,121)	(171,216,394)
(14,745,098)	(40,118,621)	(11,197,018)	(25,588,210)

(22,444,867)	(158,307,398)	(21,000,139)	(196,804,604)

74,407,017	3,320,693	87,324,206	136,503,788

79,419,651	6,268,082	108,127,195	136,589,603

866,291,475	860,023,393	1,031,212,586	894,622,983

$945,711,126	$866,291,475	$1,139,339,781	$1,031,212,586

$1,101,121	$352,788	$1,608,079	$(1,417,991)

See Notes to Financial Statements.

135

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund		Global Bond Fund
	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$3,961,885	$10,018,068	$9,920,081	$18,957,185
Net realized gain (loss) on investment securities, foreign currency and derivatives	(310,196)	9,506,330	1,241,588	(9,723,149)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	10,556,385	1,012,592	12,631,611	33,487,785

Net increase in net assets resulting from operations	14,208,074	20,536,990	23,793,280	42,721,821

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(1,556,113)	(7,560,818)	(5,283,541)	(13,837,022)
Investor shares	(1,412,817)	(2,465,545)	(1,352,619)	(3,392,928)
Distributions from net realized capital gains
Institutional shares	(388,725)	(5,541,003)	—	—
Investor shares	(390,950)	(4,868,635)	—	—

Total dividends and distributions	(3,748,605)	(20,436,001)	(6,636,160)	(17,229,950)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	2,454,865	19,454,193	20,195,899	62,834,081
Investor shares	7,330,922	49,316,598	21,443,661	22,304,414
Reinvestment of dividends and distributions
Institutional shares	1,944,096	13,095,046	5,232,584	13,705,988
Investor shares	1,801,366	7,324,265	1,360,251	3,388,544

Total proceeds from shares sold and reinvested	13,531,249	89,190,102	48,232,395	102,233,027

Value of shares redeemed
Institutional shares	(3,402,796)	(65,143,260)	(2,902,769)	(69,877,520)
Investor shares	(12,822,250)	(44,984,790)	(4,181,322)	(19,969,937)

Total value of shares redeemed	(16,225,046)	(110,128,050)	(7,084,091)	(89,847,457)

Net increase (decrease) from capital share transactions(1)	(2,693,797)	(20,937,948)	41,148,304	12,385,570

Total increase (decrease) in net assets	7,765,672	(20,836,959)	58,305,424	37,877,441

Net Assets:
Beginning of Period	235,000,922	255,837,881	427,886,978	390,009,537

End of Period*	$242,766,594	$235,000,922	$486,192,402	$427,886,978

* Including undistributed (distributions in excess of) net investment income	$989,718	$(3,237)	$2,899,406	$(384,515)

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

136

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2017(3)	$1.00	$—	†#	$—	†	$— †	$—	$1.00	0.29%	$370,072	0.17%	0.17%	0.61%	N/A
2016	1.00	—	†#	—	†	— †	— †	1.00	0.28	251,639	0.17	0.18	0.27	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.08	245,882	0.17	0.18	0.08	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	121,624	0.18	0.19	0.01	N/A
2013(4)	1.00	—	†#	—	†	— †	— †	1.00	0.04	106,060	0.18	0.20	0.04	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10	106,664	0.18	0.20	0.10	N/A
Investor Class
2017(3)	$1.00	$—	†#	$—	†	$— †	$—	$1.00	0.17%	$1,064,912	0.42%	0.42%	0.34%	N/A
2016	1.00	—	†#	—	†	— †	— †	1.00	0.04	950,663	0.41	0.42	0.03	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A
2013(4)	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,262,938	0.21	0.44	0.01	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,131,756	0.27	0.44	0.01	N/A
Low-Duration Bond Fund
Institutional Class
2017(3)	$13.34	$0.10	#	$0.06		$(0.09)	$—	$13.41	1.20%	$651,587	0.36%	0.36%	1.52%	201%
2016	13.30	0.19	#	0.05	(5)	(0.20)	—	13.34	1.74	585,590	0.37	0.38	1.46	398
2015	13.41	0.21	#	(0.10	)(5)	(0.22)	—	13.30	0.79	617,698	0.37	0.38	1.52	746
2014	13.57	0.14	#	0.02	(5)	(0.30)	(0.02)	13.41	1.16	141,461	0.36	0.42	1.06	529
2013(6)	13.84	0.17	#	(0.17	)(5)	(0.25)	(0.02)	13.57	0.02	136,966	0.36	0.42	1.26	202
2012	13.65	0.24	#	0.35	(5)	(0.35)	(0.05)	13.84	4.35	135,526	0.36	0.41	1.68	228
Investor Class
2017(3)	$13.34	$0.08	#	$0.06		$(0.07)	$—	$13.41	1.07%	$294,124	0.62%	0.63%	1.26%	201%
2016	13.27	0.16	#	0.03	(5)	(0.12)	—	13.34	1.47	280,701	0.64	0.65	1.18	398
2015	13.31	0.16	#	(0.09	)(5)	(0.11)	—	13.27	0.49	242,325	0.60	0.65	1.17	746
2014	13.35	0.11	#	0.02	(5)	(0.16)	(0.01)	13.31	0.97	704,878	0.57	0.66	0.85	529
2013(6)	13.52	0.14	#	(0.16	)(5)	(0.14)	(0.01)	13.35	(0.20)	701,299	0.57	0.66	1.04	202
2012	13.20	0.20	#	0.35	(5)	(0.20)	(0.03)	13.52	4.15	678,099	0.57	0.65	1.47	228
Medium-Duration Bond Fund
Institutional Class
2017(3)	$14.46	$0.18	#	$0.23		$(0.13)	$—	$14.74	2.87%	$905,243	0.39%	0.41%	2.43%	186%
2016	14.44	0.37	#	0.08	(5)	(0.39)	(0.04)	14.46	3.21	815,430	0.45	0.46	2.50	337
2015	15.18	0.37	#	(0.35	)(5)	(0.54)	(0.22)	14.44	0.03	706,760	0.45	0.47	2.46	346
2014	15.01	0.33	#	0.56	(5)	(0.63)	(0.09)	15.18	6.03	239,389	0.48	0.52	2.14	408
2013(7)	15.90	0.35	#	(0.63	)(5)	(0.59)	(0.02)	15.01	(1.90)	227,172	0.48	0.52	2.21	409
2012	15.72	0.37	#	0.85	(5)	(0.61)	(0.43)	15.90	7.93	251,565	0.48	0.51	2.32	570
Investor Class
2017(3)	$14.46	$0.15	#	$0.25		$(0.12)	$—	$14.74	2.74%	$234,097	0.67%	0.68%	2.09%	186%
2016	14.31	0.33	#	0.08	(5)	(0.22)	(0.04)	14.46	2.88	215,783	0.72	0.73	2.24	337
2015	14.65	0.28	#	(0.31	)(5)	(0.21)	(0.10)	14.31	(0.22)	187,863	0.66	0.75	1.92	346
2014	14.14	0.29	#	0.53	(5)	(0.27)	(0.04)	14.65	5.82	669,537	0.63	0.77	1.98	408
2013(7)	14.68	0.30	#	(0.59	)(5)	(0.24)	(0.01)	14.14	(1.98)	582,451	0.63	0.77	2.06	409
2012	14.07	0.32	#	0.75	(5)	(0.26)	(0.20)	14.68	7.68	620,945	0.63	0.75	2.18	570

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.

137

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2017(3)	$16.90	$0.30	#	$0.75		$(0.23)	$(0.06)	$17.66	6.24%	$121,797	0.57%	0.58%	3.52%	26%
2016	17.37	0.70	#	0.63	(4)	(0.98)	(0.82)	16.90	7.65	115,558	0.56	0.57	3.81	50
2015	21.26	0.78	#	(1.74	)(4)	(1.42)	(1.51)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
2014	21.85	0.96	#	2.70	(4)	(2.42)	(1.83)	21.26	17.47	56,216	0.56	0.57	4.19	48
2013(5)	29.08	1.23	#	(2.65	)(4)	(2.88)	(2.93)	21.85	(5.10)	51,959	0.55	0.55	4.61	37
2012	29.62	1.42	#	2.93	(4)	(2.97)	(1.92)	29.08	15.41	86,268	0.52	0.53	4.68	27
Investor Class
2017(3)	$16.90	$0.28	#	$0.75		$(0.21)	$(0.06)	$17.66	6.11%	$120,970	0.85%	0.86%	3.24%	26%
2016	16.76	0.64	#	0.56	(4)	(0.34)	(0.72)	16.90	7.23	119,443	0.84	0.85	3.51	50
2015	18.30	0.66	#	(1.60	)(4)	(0.27)	(0.33)	16.76	(5.30)	106,918	0.82	0.85	3.65	42
2014	16.39	0.71	#	2.10	(4)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48
2013(5)	18.58	0.78	#	(1.74	)(4)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
2012	17.08	0.81	#	1.72	(4)	(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27
Global Bond Fund
Institutional Class
2017(3)	$9.68	$0.22	#	$0.31		$(0.15)	$—	$10.06	5.36%	$374,496	0.56%	0.57%	4.44%	18%
2016	9.08	0.45	#	0.56	(4)	(0.41)	—	9.68	11.24	338,475	0.59	0.60	4.73	28
2015(6)	10.09	0.27	#	(1.02	)(4)	(0.26)	—	9.08	(7.54)	311,374	0.59	0.62	4.15	30
Investor Class
2017(3)	$9.68	$0.20	#	$0.31		$(0.13)	$—	$10.06	5.34%	$111,696	0.84%	0.86%	4.15%	18%
2016	9.08	0.42	#	0.56	(4)	(0.38)	—	9.68	10.91	89,412	0.88	0.89	4.42	28
2015	10.03	0.33	#	(0.92	)(4)	(0.36)	—	9.08	(6.00)	78,636	0.82	0.84	3.35	30
2014	10.09	0.37	#	(0.07	)(4)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57
2013(7)	10.38	0.39	#	(0.36	)(4)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101
2012	9.73	0.45	#	0.74	(4)	(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(6)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

See Notes to Financial Statements.

138

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	June 30, 2017	(Unaudited)

	Shares	Value
COMMON STOCKS — 43.2%
Consumer Discretionary — 3.3%
Advance Auto Parts, Inc.	294	$34,278
Amazon.com, Inc.*	2,843	2,752,024
AutoNation, Inc.*	58	2,445
AutoZone, Inc.*	942	537,373
Bed Bath & Beyond, Inc.Δ	936	28,454
Best Buy Co., Inc.	458	26,257
BorgWarner, Inc.	232	9,828
Cable One, Inc.	213	151,422
CarMax, Inc.*	253	15,954
Carnival Corporation	789	51,735
CBS Corporation Class B (Non-Voting Shares)	708	45,156
Charter Communications, Inc. Class A*	432	145,519
Chipotle Mexican Grill, Inc.*	905	376,571
Coach, Inc.	466	22,060
Comcast Corporation Class A	31,794	1,237,423
D.R. Horton, Inc.	552	19,083
Darden Restaurants, Inc.	10,008	905,124
Delphi Automotive PLC	5,751	504,075
Discovery Communications, Inc. Class A*	180	4,649
Discovery Communications, Inc. Class C*	364	9,176
DISH Network Corporation Class A*	275	17,259
Dollar General Corporation	460	33,161
Dollar Tree, Inc.*	374	26,150
Domino’s Pizza, Inc.Δ	2,746	580,861
Expedia, Inc.	288	42,898
Foot Locker, Inc.	320	15,770
Ford Motor Co.	6,620	74,078
Gap, Inc. (The)	301	6,619
General Motors Co.	2,773	96,861
Genuine Parts Co.	802	74,394
Goodyear Tire & Rubber Co. (The)	280	9,789
H&R Block, Inc.	33,420	1,033,012
Hanesbrands, Inc.	491	11,372
Harley-Davidson, Inc.	250	13,505
Hasbro, Inc.	196	21,856
Home Depot, Inc. (The)	14,710	2,256,514
Interpublic Group of Cos., Inc. (The)	849	20,885
Kohl’s Corporation	339	13,109
L Brands, Inc.	525	28,292
Leggett & Platt, Inc.	135	7,092
Lennar Corporation Class A	243	12,957
LKQ Corporation*	551	18,156
Lowe’s Cos., Inc.	11,593	898,805
Lululemon Athletica, Inc.Δ*	1,143	68,203
Macy’s, Inc.	543	12,619
Marriott International, Inc. Class A	694	69,615
Mattel, Inc.	51,428	1,107,245
McDonald’s Corporation	19,922	3,051,254

	Shares	Value
Michael Kors Holdings, Ltd.*	280	$10,150
Mohawk Industries, Inc.*	62	14,985
Netflix, Inc.*	4,807	718,214
Newell Brands, Inc.	917	49,170
News Corporation Class A	567	7,768
News Corporation Class B	636	8,999
NIKE, Inc. Class B	16,561	977,099
Nordstrom, Inc.	287	13,727
O’Reilly Automotive, Inc.*	3,971	868,617
Omnicom Group, Inc.	506	41,947
Pool Corporation	1,213	142,612
Priceline Group, Inc. (The)*	352	658,423
PulteGroup, Inc.	257	6,304
PVH Corporation	138	15,801
Ralph Lauren Corporation	53	3,911
Ross Stores, Inc.	4,600	265,558
Scripps Networks Interactive, Inc. Class A	121	8,266
Signet Jewelers, Ltd.Δ	97	6,134
Staples, Inc.	1,015	10,221
Starbucks Corporation	36,440	2,124,816
Target Corporation	964	50,408
Tiffany & Co.	162	15,207
TimeWarner, Inc.	10,173	1,021,471
TJX Cos., Inc. (The)	20,737	1,496,589
Tractor Supply Co.	1,883	102,077
TripAdvisor, Inc.*	203	7,755
Twenty-First Century Fox, Inc. Class A	1,877	53,194
Twenty-First Century Fox, Inc. Class B	766	21,348
Ulta Beauty, Inc.*	4,942	1,420,034
Under Armour, Inc. Class A*	210	4,570
Under Armour, Inc. Class C*	211	4,254
VF Corporation	493	28,397
Walt Disney Co. (The)	18,284	1,942,675
Whirlpool Corporation	160	30,659
Williams-Sonoma, Inc.Δ	3,610	175,085
WyndhamWorldwide Corporation	274	27,512
Yum! Brands, Inc.	14,969	1,104,113

		29,959,007

Consumer Staples — 6.6%
Archer-Daniels-Midland Co.	895	37,035
Campbell Soup Co.	12,112	631,641
Casey’s General Stores, Inc.Δ	1,186	127,033
Church & Dwight Co., Inc.	22,634	1,174,252
Clorox Co. (The)	9,761	1,300,556
Coca-Cola Co. (The)	68,447	3,069,848
Colgate-Palmolive Co.	30,572	2,266,302
Conagra Brands, Inc.	781	27,929
Costco Wholesale Corporation	15,267	2,441,651
Coty, Inc. Class A	700	13,132
CVS Health Corporation	19,516	1,570,257
Dr. Pepper Snapple Group, Inc.	11,520	1,049,587

See Notes to Financial Statements.

139

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Estee Lauder Cos., Inc. (The) Class A	19,093	$1,832,546
General Mills, Inc.	123,917	6,865,002
Hershey Co. (The)	11,457	1,230,138
Hormel Foods Corporation	20,100	685,611
Ingredion, Inc.	2,921	348,213
J.M. Smucker Co. (The)	682	80,701
Kellogg Co.	7,398	513,865
Kimberly-Clark Corporation	8,538	1,102,341
Kraft Heinz Co. (The)	11,299	967,646
Kroger Co. (The)	2,790	65,063
McCormick & Co., Inc. (Non-Voting Shares)	15,192	1,481,372
Mondelez International, Inc. Class A	54,850	2,368,972
Monster Beverage Corporation*	17,699	879,286
Nu Skin Enterprises, Inc. Class A	6,923	435,041
PepsiCo, Inc.	26,523	3,063,141
Procter & Gamble Co. (The)	170,520	14,860,818
Sysco Corporation	22,795	1,147,272
Tyson Foods, Inc. Class A	513	32,129
Walgreens Boots Alliance, Inc.	8,724	683,177
Wal-Mart Stores, Inc.	81,362	6,157,476
Whole Foods Market, Inc.	8,967	377,600

		58,886,633

Energy — 1.5%
Anadarko Petroleum Corporation	970	43,980
Apache Corporation	795	38,104
Baker Hughes, Inc.Δ	716	39,029
Cabot Oil & Gas Corporation	793	19,888
Chesapeake Energy Corporation*	1,423	7,072
Chevron Corporation	58,023	6,053,540
Cimarex Energy Co.	158	14,853
Concho Resources, Inc.*	260	31,598
ConocoPhillips	3,257	143,178
Devon Energy Corporation	909	29,061
EOG Resources, Inc.	1,050	95,046
EQT Corporation	244	14,296
Exxon Mobil Corporation	58,435	4,717,457
Halliburton Co.	1,753	74,871
Helmerich & Payne, Inc.	350	19,019
Hess Corporation	400	17,548
Kinder Morgan, Inc.	2,911	55,775
Marathon Oil Corporation	1,361	16,128
Marathon Petroleum Corporation	921	48,196
Murphy Oil Corporation	380	9,739
National Oilwell Varco, Inc.	635	20,917
Newfield Exploration Co.*	284	8,083
Noble Energy, Inc.	885	25,045
Occidental Petroleum Corporation	34,508	2,065,994
ONEOK, Inc.	486	25,350
Phillips 66	702	58,048

	Shares	Value
Pioneer Natural Resources Co.	320	$51,066
Range Resources Corporation	186	4,310
Tesoro Corporation	143	13,385
Valero Energy CorporationΔ	716	48,301
Williams Cos., Inc. (The)	1,187	35,942

		13,844,819

Financials — 7.4%
Affiliated Managers Group, Inc.	64	10,615
Aflac, Inc.	1,630	126,618
Alleghany Corporation*	1,440	856,512
Allstate Corporation (The)	36,245	3,205,508
American Express Co.	6,925	583,362
American Financial Group, Inc.	7,038	699,366
American International Group, Inc.	1,986	124,165
Ameriprise Financial, Inc.	269	34,241
Arch Capital Group, Ltd.*	12,191	1,137,298
Arthur J. Gallagher & Co.	451	25,820
Assurant, Inc.	75	7,777
Bank of America Corporation	17,723	429,960
Bank of Hawaii CorporationΔ	9,804	813,438
Bank of New York Mellon Corporation (The)	48,370	2,467,837
BB&T Corporation	11,864	538,744
Berkshire Hathaway, Inc. Class B*	3,382	572,809
BlackRock, Inc.	1,440	608,270
Capital One Financial Corporation	785	64,857
Capitol Federal Financial, Inc.Δ	257,700	3,661,917
CBOE Holdings, Inc.	8,244	753,502
Charles Schwab Corporation (The)	2,096	90,044
Cincinnati Financial Corporation	334	24,198
Citigroup, Inc.	5,046	337,476
Citizens Financial Group, Inc.	634	22,621
CME Group, Inc.	705	88,294
Comerica, Inc.	7,102	520,150
Commerce Bancshares, Inc.	29,104	1,653,980
Discover Financial Services	702	43,657
E*TRADE Financial Corporation*	326	12,398
Erie Indemnity Co. Class A	1,436	179,601
Everest Re Group, Ltd.	7,677	1,954,487
Fifth Third Bancorp	1,381	35,851
FNF Group	1,309	58,682
Franklin Resources, Inc.	2,537	113,632
Goldman Sachs Group, Inc. (The)	655	145,344
Hartford Financial Services Group, Inc. (The)	633	33,277
Huntington Bancshares, Inc.	1,372	18,549

See Notes to Financial Statements.

140

	Shares	Value
Intercontinental Exchange, Inc.	960	$63,283
Invesco, Ltd.	816	28,715
JPMorgan Chase & Co.	79,709	7,285,403
KeyCorp	1,880	35,231
Leucadia National Corporation	355	9,287
Lincoln National Corporation	300	20,274
Loews Corporation	130	6,085
M&T Bank Corporation	10,768	1,743,878
Markel Corporation*	1,441	1,406,214
Marsh & McLennan Cos., Inc.	45,272	3,529,405
Mercury General Corporation	1,852	100,008
MetLife, Inc.	11,602	637,414
Moody’s Corporation	279	33,949
Morgan Stanley	2,825	125,882
Nasdaq, Inc.	251	17,944
Navient Corporation	520	8,658
Northern Trust Corporation	27,570	2,680,080
People’s United Financial, Inc.	674	11,903
PNC Financial Services Group, Inc. (The)	57,718	7,207,247
Principal Financial Group, Inc.	666	42,671
ProAssurance Corporation	3,571	217,117
Progressive Corporation (The)	64,073	2,824,979
Prudential Financial, Inc.	899	97,218
Regions Financial Corporation	4,384	64,182
RenaissanceRe Holdings, Ltd.	2,564	356,524
S&P Global, Inc.	430	62,776
Signature Bank*	1,459	209,410
State Street Corporation	604	54,197
SunTrust Banks, Inc.	78,807	4,469,933
SVB Financial Group*	1,464	257,357
Synchrony Financial	1,268	37,812
T. Rowe Price Group, Inc.	13,606	1,009,701
TCF Financial Corporation	9,485	151,191
TFS Financial Corporation	8,840	136,755
Torchmark Corporation	321	24,557
Travelers Cos., Inc. (The)	17,895	2,264,254
U.S. Bancorp	68,227	3,542,346
Unum Group	295	13,756
W.R. Berkley Corporation	4,601	318,251
Wells Fargo & Co.	58,930	3,265,311
White Mountains Insurance Group, Ltd.	176	152,879
XL Group, Ltd.	452	19,798
Zions Bancorporation	159	6,982

		66,605,674

Health Care — 4.9%
Abbott Laboratories	5,667	275,473
AbbVie, Inc.	3,182	230,727
ABIOMED, Inc.*	3,570	511,581

	Shares	Value
Aetna, Inc.	756	$114,783
Agilent Technologies, Inc.	647	38,374
Alexion Pharmaceuticals, Inc.*	399	48,546
Align Technology, Inc.*	2,927	439,401
Amgen, Inc.	2,100	361,683
Anthem, Inc.	3,984	749,510
Baxter International, Inc.	9,868	597,409
Becton, Dickinson and Co.	5,433	1,060,033
Biogen, Inc.*	1,261	342,185
Bio-Rad Laboratories, Inc. Class A*	292	66,082
Boston Scientific Corporation*	2,122	58,822
Bristol-Myers Squibb Co.	62,344	3,473,808
C.R. Bard, Inc.	74	23,392
Cardinal Health, Inc.	7,793	607,231
Celgene Corporation*	3,984	517,402
Centene Corporation*	253	20,210
Cerner Corporation*	527	35,030
Cigna Corporation	2,849	476,894
Cooper Cos., Inc. (The)	110	26,336
Danaher Corporation	5,990	505,496
DaVita, Inc.*	200	12,952
DENTSPLY SIRONA, Inc.	281	18,220
DexCom, Inc.*	4,979	364,214
Edwards Lifesciences Corporation*	2,223	262,847
Eli Lilly & Co.	64,941	5,344,644
Express Scripts Holding Co.*	1,011	64,542
Gilead Sciences, Inc.	2,291	162,157
HCA Healthcare, Inc.Δ*	500	43,600
Henry Schein, Inc.*	4,011	734,093
Hologic, Inc.*	233	10,573
Humana, Inc.	4,384	1,054,878
IDEXX Laboratories, Inc.*	1,342	216,626
Illumina, Inc.*	473	82,075
Incyte Corporation*	228	28,707
Intuitive Surgical, Inc.*	1,329	1,243,107
Johnson & Johnson	114,754	15,180,807
Laboratory Corporation of America Holdings*	195	30,057
McKesson Corporation	629	103,496
Mettler-Toledo International, Inc.*	1,916	1,127,643
Patterson Cos., Inc.	120	5,634
PerkinElmer, Inc.	318	21,668
Quest Diagnostics, Inc.	3,602	400,398
Regeneron Pharmaceuticals, Inc.*	312	153,236
ResMed, Inc.Δ	559	43,529
Seattle Genetics, Inc.*	4,373	226,259
Stryker Corporation	11,779	1,634,690
Thermo Fisher Scientific, Inc.	705	123,001
United Therapeutics CorporationΔ*	1,627	211,071
UnitedHealth Group, Inc.	16,191	3,002,135

See Notes to Financial Statements.

141

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Universal Health Services, Inc. Class B	174	$21,242
Varian Medical Systems, Inc.*	836	86,267
Veeva Systems, Inc. Class AΔ*	2,650	162,471
Vertex Pharmaceuticals, Inc.*	5,003	644,737
Waters Corporation*	738	135,674
Zimmer Biomet Holdings, Inc.	334	42,886
Zoetis, Inc.	2,773	172,980

		43,753,524

Industrials — 5.3%
3M Co.	36,057	7,506,707
Acuity Brands, Inc.	1,496	304,107
Alaska Air Group, Inc.	1,116	100,172
American Airlines Group, Inc.	947	47,653
AMETEK, Inc.	278	16,839
Arconic, Inc.	520	11,778
Boeing Co. (The)	13,155	2,601,401
C.H. Robinson Worldwide, Inc.	2,398	164,695
Carlisle Cos., Inc.	299	28,525
Caterpillar, Inc.	1,221	131,209
Cintas Corporation	3,375	425,385
CSX Corporation	1,818	99,190
Cummins, Inc.	1,550	251,441
Deere & Co.	484	59,818
Delta Air Lines, Inc.	1,480	79,535
Dover Corporation	192	15,402
Emerson Electric Co.	20,936	1,248,204
Equifax, Inc.	179	24,598
Expeditors International of Washington, Inc.	15,163	856,406
Fastenal Co.	9,323	405,830
FedEx Corporation	3,113	676,548
Flowserve Corporation	133	6,175
Fluor Corporation	182	8,332
Fortive Corporation	4,496	284,822
Fortune Brands Home & Security, Inc.	114	7,437
General Dynamics Corporation	4,956	981,784
General Electric Co.	36,730	992,077
Honeywell International, Inc.	15,552	2,072,926
Huntington Ingalls Industries, Inc.	1,440	268,070
IHS Markit, Ltd.*	500	22,020
Illinois ToolWorks, Inc.	563	80,650
J.B. Hunt Transport Services, Inc.	1,066	97,411
Jacobs Engineering Group, Inc.	1,419	77,179
Kansas City Southern	154	16,116
L3 Technologies, Inc.	139	23,224
Landstar System, Inc.	8,571	733,678
Lockheed Martin Corporation	5,365	1,489,378

	Shares	Value
Masco Corporation	401	$15,322
Norfolk Southern Corporation	7,357	895,347
Northrop Grumman Corporation	5,607	1,439,373
PACCAR, Inc.	655	43,256
Parker-Hannifin Corporation	429	68,563
Quanta Services, Inc.*	139	4,576
Raytheon Co.	8,084	1,305,404
Republic Services, Inc.	132,567	8,448,495
Robert Half International, Inc.	3,476	166,605
Rockwell Automation, Inc.	5,428	879,119
Rockwell Collins, Inc.	2,876	302,210
Rollins, Inc.	23,337	950,049
Roper Technologies, Inc.	165	38,203
Snap-on, Inc.	44	6,952
Southwest Airlines Co.	15,896	987,777
Stanley Black & Decker, Inc.	2,620	368,713
Stericycle, Inc.*	97	7,403
Textron, Inc.	272	12,811
TransDigm Group, Inc.	70	18,821
Union Pacific Corporation	7,675	835,884
United Continental Holdings, Inc.*	462	34,766
United Parcel Service, Inc. Class B	37,456	4,142,259
United Rentals, Inc.*	123	13,863
United Technologies Corporation	8,131	992,876
Verisk Analytics, Inc.*	707	59,650
W.W. Grainger, Inc.	2,009	362,685
Waste Management, Inc.	36,214	2,656,297
Xylem, Inc.	389	21,562

		47,295,563

Information Technology — 5.8%
Activision Blizzard, Inc.	1,188	68,393
Adobe Systems, Inc.*	9,213	1,303,087
Advanced Micro Devices, Inc.*	1,790	22,339
Akamai Technologies, Inc.*	1,033	51,454
Alliance Data Systems Corporation	78	20,022
Alphabet, Inc. Class A*	3,299	3,067,014
Alphabet, Inc. Class C*	513	466,178
Amdocs, Ltd.	1,249	80,511
Amphenol Corporation Class A	1,054	77,806
Analog Devices, Inc.	2,989	232,544
ANSYS, Inc.*	733	89,191
Apple, Inc.	17,348	2,498,459
Applied Materials, Inc.	36,214	1,496,000
Arista Networks, Inc.Δ*	1,572	235,470
Autodesk, Inc.*	417	42,042
Automatic Data Processing, Inc.	48,224	4,941,031
CA, Inc.	706	24,336
Cisco Systems, Inc.	108,063	3,382,372

See Notes to Financial Statements.

142

	Shares	Value
Citrix Systems, Inc.*	271	$21,566
Cognex CorporationΔ	6,450	547,605
Cognizant Technology Solutions Corporation Class A	772	51,261
Corning, Inc.	1,580	47,479
CSRA, Inc.	165	5,239
Dolby Laboratories, Inc. Class A	2,230	109,181
DXC Technology Co.	257	19,693
eBay, Inc.*	1,618	56,501
Electronic Arts, Inc.*	4,722	499,210
F5 Networks, Inc.*	2,946	374,319
Facebook, Inc. Class A*	13,534	2,043,363
Fidelity National Information Services, Inc.	549	46,885
Fiserv, Inc.*	2,293	280,526
FLIR Systems, Inc.	1,545	53,550
Gartner, Inc.*	4,651	574,445
Global Payments, Inc.	200	18,064
Harris Corporation	225	24,543
Hewlett Packard Enterprise Co.	2,988	49,571
HP, Inc.	2,972	51,951
Intel Corporation	34,862	1,176,244
International Business Machines Corporation	10,012	1,540,146
Intuit, Inc.	13,910	1,847,387
IPG Photonics Corporation*	367	53,252
Jack Henry & Associates, Inc.	5,373	558,094
Juniper Networks, Inc.	571	15,919
KLA-Tencor Corporation	188	17,204
Lam Research Corporation	290	41,015
MasterCard, Inc. Class A	17,173	2,085,661
Maxim Integrated Products, Inc.	88,474	3,972,483
Microchip Technology, Inc.	519	40,056
Micron Technology, Inc.*	1,756	52,434
Microsoft Corporation	68,774	4,740,592
Motorola Solutions, Inc.	226	19,603
NetApp, Inc.	374	14,979
NVIDIA Corporation	6,906	998,331
Oracle Corporation	86,880	4,356,163
Paychex, Inc.	21,493	1,223,811
PayPal Holdings, Inc.*	1,878	100,792
Qorvo, Inc.*	175	11,081
QUALCOMM, Inc.	5,909	326,295
Red Hat, Inc.*	303	29,012
salesforce.com, Inc.*	1,070	92,662
Skyworks Solutions, Inc.	3,552	340,814
Symantec Corporation	1,290	36,442
Synopsys, Inc.*	600	43,758
Teradata CorporationΔ*	2,305	67,974
Texas Instruments, Inc.	26,237	2,018,412
Total System Services, Inc.	261	15,203
VeriSign, Inc.*	180	16,733
Visa, Inc. Class A	31,637	2,966,918

	Shares	Value
Western Digital Corporation	476	$42,174
Western Union Co. (The)	622	11,849
Xerox Corporation	314	9,021
Xilinx, Inc.	7,173	461,367

		52,317,082

Materials — 1.2%
Air Products & Chemicals, Inc.	26,486	3,789,087
Albemarle Corporation	215	22,691
Ball Corporation	452	19,079
Bemis Co., Inc.	53,200	2,460,500
CF Industries Holdings, Inc.	530	14,819
Dow Chemical Co. (The)	1,849	116,616
E.I. du Pont de Nemours & Co.	2,874	231,961
Eastman Chemical Co.	174	14,614
Ecolab, Inc.	7,228	959,517
FMC Corporation	151	11,031
Freeport-McMoRan, Inc.*	1,994	23,948
International Flavors & Fragrances, Inc.	693	93,555
International Paper Co.	640	36,230
Martin Marietta Materials, Inc.	107	23,816
Monsanto Co.	713	84,391
Mosaic Co. (The)	713	16,278
NewMarket Corporation	415	191,099
Newmont Mining Corporation	1,042	33,750
Nucor Corporation	459	26,562
PPG Industries, Inc.	6,926	761,583
Praxair, Inc.	2,185	289,622
Sealed Air Corporation	225	10,071
Sherwin-Williams Co. (The)	3,963	1,390,855
Vulcan Materials Co.	294	37,244
WestRock Co.	409	23,174

		10,682,093

Real Estate — 0.9%
American Tower Corporation REIT	11,134	1,473,251
Apartment Investment & Management Co. Class A REIT	481	20,669
AvalonBay Communities,
Inc. REIT	351	67,452
Boston Properties, Inc. REIT	9,357	1,151,098
CBRE Group, Inc. Class A*	315	11,466
Crown Castle International Corporation REIT	1,012	101,382
Digital Realty Trust, Inc. REIT	278	31,400
Equinix, Inc. REIT	119	51,070
Equity Residential REIT	543	35,746
Essex Property Trust, Inc. REIT	90	23,154
Extra Space Storage, Inc. REIT	139	10,842

See Notes to Financial Statements.

143

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Federal Realty Investment Trust REIT	55	$6,951
GGP, Inc. REIT	1,040	24,502
HCP, Inc. REIT	895	28,604
Host Hotels & Resorts, Inc. REIT	1,486	27,149
Iron Mountain, Inc. REIT	502	17,249
Kimco Realty Corporation REIT	474	8,698
Macerich Co. (The) REIT	159	9,232
Mid-America Apartment Communities, Inc. REIT	202	21,287
Prologis, Inc. REIT	1,007	59,050
Public Storage REIT	226	47,128
Realty Income Corporation REIT	388	21,410
Simon Property Group, Inc. REIT	789	127,629
SL Green Realty Corporation REIT	174	18,409
UDR, Inc. REIT	300	11,691
Ventas, Inc. REIT	697	48,428
Vornado Realty Trust REIT	299	28,076
Welltower, Inc. REIT	717	53,667
Weyerhaeuser Co. REIT	129,207	4,328,434

		7,865,124

Telecommunication Services — 0.8%
AT&T, Inc.	74,462	2,809,451
CenturyLink, Inc.	1,162	27,749
Level 3 Communications, Inc.*	391	23,186
Verizon Communications, Inc.	105,849	4,727,216

		7,587,602

Utilities — 5.5%
AES Corporation	1,420	15,776
Alliant Energy Corporation	4,100	164,697
Ameren Corporation	18,862	1,031,186
American Electric Power Co., Inc.	23,250	1,615,177
AmericanWater Works Co., Inc.	21,200	1,652,540
Aqua America, Inc.Δ	32,314	1,076,056
Atmos Energy Corporation	60,357	5,006,613
CenterPoint Energy, Inc.	11,891	325,576
CMS Energy Corporation	355	16,419
Consolidated Edison, Inc.	16,860	1,362,625
Dominion Energy, Inc.	15,147	1,160,715
DTE Energy Co.	10,389	1,099,052
Duke Energy Corporation	13,455	1,124,703
Edison International	20,186	1,578,343
Entergy Corporation	614	47,137
Eversource Energy	35,053	2,128,068
Exelon Corporation	6,250	225,438
FirstEnergy Corporation	1,116	32,543
NextEra Energy, Inc.	11,087	1,553,621
NiSource, Inc.	15,696	398,051
NRG Energy, Inc.	370	6,371

	Shares	Value
OGE Energy Corporation	10,332	$359,450
ONE Gas, Inc.	62,142	4,338,133
PG&E Corporation	69,907	4,639,728
PinnacleWest Capital Corporation	42,565	3,624,835
PPL Corporation	5,163	199,602
Public Service Enterprise Group, Inc.	37,675	1,620,402
SCANA Corporation	161	10,789
Sempra Energy	2,696	303,974
Southern Co. (The)	24,706	1,182,923
Spire, Inc.	57,162	3,987,064
UGI Corporation	34,345	1,662,641
Vectren Corporation	17,522	1,023,986
WEC Energy Group, Inc.	8,713	534,804
Westar Energy, Inc.	63,700	3,377,374
Xcel Energy, Inc.	19,740	905,671

		49,392,083

Total Common Stocks
(Cost $314,667,845)		388,189,204

FOREIGN COMMON STOCKS — 4.5%
Curacao — 0.7%
Schlumberger, Ltd.	97,542	6,422,165

France — 0.9%
TOTAL SA	152,619	7,545,172

Ireland — 1.0%
Accenture PLC Class A	12,922	1,598,193
Allegion PLC	94	7,625
Eaton Corporation PLC	837	65,144
Ingersoll-Rand PLC	431	39,389
Johnson Controls International PLC	1,765	76,530
Mallinckrodt PLCÄ*	2,126	95,266
Medtronic PLC	73,265	6,502,269
Pentair PLC	224	14,905
Seagate Technology PLC	738	28,598
Willis Towers Watson PLC	205	29,819

		8,457,738

Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	290	31,677

Netherlands — 0.3%
LyondellBasell Industries NV Class A	618	52,153
Mylan NV*	3,568	138,510
Unilever NV CVA	49,600	2,737,359

		2,928,022

Singapore — 0.0%
Broadcom, Ltd.	707	164,766

Switzerland — 1.5%
Chubb, Ltd.	44,109	6,412,567
Garmin, Ltd.	6,945	354,403
Roche Holding AG	23,400	5,959,203
Roche Holding AG ADR	28,200	896,760

See Notes to Financial Statements.

144

	Shares	Value
TE Connectivity, Ltd.	617	$48,546
Transocean, Ltd.*	893	7,349

		13,678,828

United Kingdom — 0.1%
Aon PLC	8,040	1,068,918
Nielsen Holdings PLCΔ	545	21,070
TechnipFMC PLC*	280	7,616

		1,097,604

Total Foreign Common Stocks
(Cost $37,500,814)		40,325,972

PREFERRED STOCKS — 0.9%
Bank of America Corporation,
7.25%,12/31/49 CONVΔ	3,390	4,278,146
Stanley Black & Decker, Inc.,
5.38%,05/15/20 CONVΔ	11,905	1,306,217
Wells Fargo & Co.,
7.50%,12/31/49 CONV	796	1,043,643
Welltower, Inc.,
6.50%,12/31/49 CONV	18,500	1,225,810

Total Preferred Stocks
(Cost $7,267,139)		7,853,816

MASTER LIMITED PARTNERSHIP — 0.7%
Spectra Energy Partners LP
(Cost $6,205,132)	142,072	6,094,889

SYNTHETIC CONVERTIBLE INSTRUMENTS — 0.3%
Goldman Sachs International CONV	16,100	886,047
Morgan Stanley BV 144AΩ	470,000	574,951
UBS AG CONV 144A	16,200	1,353,668

Total Synthetic Convertible Instruments
(Cost $2,774,048)		2,814,666

	Par
CORPORATE BONDS — 25.6%
Advanced Micro Devices, Inc.
2.13%, 09/01/26 CONV	$330,000	578,738
Akamai Technologies, Inc.
(0.36)%, 02/15/19 CONVΩΔ	3,873,000	3,797,961
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	2,720,000	2,767,600
Ares Capital Corporation
4.38%, 01/15/19 CONV	3,233,000	3,344,134
3.75%, 02/01/22 CONV 144A	1,335,000	1,345,013
BioMarin Pharmaceutical, Inc.
1.50%, 10/15/20 CONV	3,551,000	4,241,226
Blackhawk Network Holdings, Inc.
1.50%, 01/15/22 CONV 144AΔ	3,180,000	3,561,600
CalAtlantic Group, Inc.
1.63%, 05/15/18 CONV	2,217,000	2,635,459

	Par	Value
Centene Corporation
5.63%, 02/15/21	$935,000	$977,075
Chart Industries, Inc.
2.00%, 08/01/18 CONVΔ	2,282,000	2,273,442
Chesapeake Energy Corporation
5.50%, 09/15/26 CONV 144A	1,680,000	1,579,200
Ciena Corporation
3.75%, 10/15/18 CONV 144A	815,000	1,101,269
Citigroup, Inc.
5.95%, 01/30/23†	3,245,000	3,455,925
Citrix Systems, Inc.
0.50%, 04/15/19 CONV	3,105,000	3,735,703
Colony Starwood Homes
3.00%, 07/01/19 CONV	925,000	1,101,328
3.50%, 01/15/22 CONV 144A	1,540,000	1,653,575
DexCom, Inc.
0.75%, 05/15/22 CONV 144A	1,090,000	1,115,206
DISH Network Corporation
2.38%, 03/15/24 CONV 144A	2,165,000	2,280,016
3.38%, 08/15/26 CONV 144A	1,365,000	1,661,888
Dycom Industries, Inc.
0.75%, 09/15/21 CONVΔ	1,038,000	1,209,270
Echo Global Logistics, Inc.
2.50%, 05/01/20 CONV	1,440,000	1,386,000
Electronics For Imaging, Inc.
0.75%, 09/01/19 CONV	3,750,000	4,038,281
Empire State Realty OP LP
2.63%, 08/15/19 CONV 144A	385,000	436,975
Ensco Jersey Finance, Ltd.
3.00%, 01/31/24 CONV 144AΔ	1,150,000	889,813
Envestnet, Inc.
1.75%, 12/15/19 CONV	1,360,000	1,342,150
EuronetWorldwide, Inc.
1.50%, 10/01/44 CONV	796,000	1,020,870
Extra Space Storage LP
3.13%, 10/01/35 CONV 144AΔ	2,685,000	2,874,628
Finisar Corporation
0.50%, 12/15/36 CONV 144A	1,910,000	1,869,412
FireEye, Inc.
1.00%, 06/01/35 CONVΔ	2,335,000	2,212,412
General Electric Co.
5.00%, 01/31/21†	6,383,000	6,782,895
Gogo, Inc.
3.75%, 03/01/20 CONVΔ	1,340,000	1,228,613
Goldman Sachs Group, Inc. (The)
5.30%, 11/10/26†Δ	1,724,000	1,814,510

See Notes to Financial Statements.

145

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
HCA, Inc.
6.50%, 02/15/20	$910,000	$995,313
Hubspot, Inc.
0.25%, 06/01/22 CONV 144A	425,000	413,047
Huron Consulting Group, Inc.
1.25%, 10/01/19 CONVΔ	2,465,000	2,374,103
Inphi Corporation
0.75%, 09/01/21 CONV 144A	1,090,000	1,056,619
Integrated Device Technology, Inc.
0.88%, 11/15/22 CONVΔ	2,579,000	2,736,964
Intel Corporation
3.49%, 12/15/35 CONV	4,037,000	5,285,947
Jazz Investments I, Ltd.
1.88%, 08/15/21 CONVΔ	4,020,000	4,411,950
Lam Research Corporation
1.25%, 05/15/18 CONV	637,000	1,489,784
LendingTree, Inc.
0.63%, 06/01/22 CONV 144A	1,450,000	1,582,313
Liberty Expedia Holdings, Inc.
1.00%, 06/30/47 CONV 144A	2,225,000	2,376,578
Liberty Interactive LLC
1.75%, 09/30/46 CONV 144A	970,000	1,113,681
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV 144AΔ	990,000	1,151,494
Liberty Media Corporation
1.38%, 10/15/23 CONVΔ	948,000	1,127,077
2.25%, 09/30/46 CONV 144A	2,055,000	2,221,969
Ligand Pharmaceuticals, Inc.
0.75%, 08/15/19 CONV	380,000	630,800
Live Nation Entertainment, Inc.
2.50%, 05/15/19 CONVΔ	3,015,000	3,452,175
Macquarie Infrastructure Corporation
2.88%, 07/15/19 CONVΔ	2,133,000	2,367,630
2.00%, 10/01/23 CONVΔ	2,505,000	2,506,566
Medidata Solutions, Inc.
1.00%, 08/01/18 CONV	3,152,000	4,418,710
Meritor, Inc.
7.88%, 03/01/26 CONV	715,000	1,219,969
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	683,000	1,030,903
1.63%, 02/15/27 CONV 144A	7,759,000	8,195,444
Micron Technology, Inc.
3.00%, 11/15/43 CONVΔ	1,005,000	1,135,650
Molina Healthcare, Inc.
1.63%, 08/15/44 CONVΔ	2,403,000	3,077,342

	Par	Value
Nabors Industries, Inc.
0.75%, 01/15/24 CONV 144AΔ	$1,090,000	$869,956
National Health Investors, Inc.
3.25%, 04/01/21 CONV	1,164,000	1,362,608
Navistar International Corporation
4.75%, 04/15/19 CONV	2,459,000	2,405,209
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV 144A	560,000	557,550
Newmont Mining Corporation
1.63%, 07/15/17 CONVΔ	6,149,000	6,152,843
Nice Systems, Inc.
1.25%, 01/15/24 CONV 144AΔ	1,010,000	1,130,569
NRG Yield, Inc.
3.50%, 02/01/19 CONV 144A	2,366,000	2,405,926
3.25%, 06/01/20 CONV 144AΔ	2,730,000	2,752,606
Nuance Communications, Inc.
1.00%, 12/15/35 CONV	2,765,000	2,678,594
NuVasive, Inc.
2.25%, 03/15/21 CONV	2,388,000	3,307,380
Oasis Petroleum, Inc.
2.63%, 09/15/23 CONVΔ	450,000	442,406
ON Semiconductor Corporation
1.00%, 12/01/20 CONVΔ	4,337,000	4,521,322
OSI Systems, Inc.
1.25%, 09/01/22 CONV 144A	1,110,000	1,084,331
Pacira Pharmaceuticals, Inc.
2.38%, 04/01/22 CONV 144A	1,085,000	1,155,525
PDC Energy, Inc.
1.13%, 09/15/21 CONV	550,000	501,875
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	2,478,000	2,843,505
Priceline Group, Inc. (The)
0.35%, 06/15/20 CONV	795,000	1,171,631
Proofpoint, Inc.
0.75%, 06/15/20 CONVΔ	3,316,000	4,147,072
Red Hat, Inc.
0.25%, 10/01/19 CONVΔ	1,816,000	2,516,295
Rovi Corporation
0.50%, 03/01/20 CONVΔ	1,700,000	1,677,687
Royal Gold, Inc.
2.88%, 06/15/19 CONV	2,105,000	2,279,978
salesforce.com, Inc.
0.25%, 04/01/18 CONV	1,791,000	2,373,075
ServiceNow, Inc.
(10.30)%, 11/01/18 CONVΩΔ	730,000	1,070,819

See Notes to Financial Statements.

146

	Par	Value
(0.11)%, 06/01/22 CONV 144AΩ	$2,675,000	$2,738,531
Silicon Laboratories, Inc.
1.38%, 03/01/22 CONV 144A	2,220,000	2,306,025
SM Energy Co.
1.50%, 07/01/21 CONVΔ	557,000	503,389
SolarCity Corporation
1.63%, 11/01/19 CONV	616,000	584,430
Spirit Realty Capital, Inc.
2.88%, 05/15/19 CONV	1,094,000	1,085,795
Square, Inc.
0.38%, 03/01/22 CONV 144AΔ	1,105,000	1,359,841
Starwood Property Trust, Inc.
4.38%, 04/01/23 CONV	3,780,000	3,848,512
Teradyne, Inc.
1.25%, 12/15/23 CONV 144AΔ	4,236,000	4,895,227
Tesla, Inc.
1.25%, 03/01/21 CONV	1,145,000	1,325,338
2.38%, 03/15/22 CONV	1,815,000	2,284,631
Tutor Perini Corporation
2.88%, 06/15/21 CONV 144AΔ	1,423,000	1,698,706
Twitter, Inc.
1.00%, 09/15/21 CONVΔ	3,968,000	3,650,560
Two Harbors Investment Corporation
6.25%, 01/15/22 CONVΔ	3,420,000	3,601,687
U.S. Bancorp
5.30%, 04/15/27†	2,358,000	2,517,165
VEREIT, Inc.
3.00%, 08/01/18 CONV	1,100,000	1,106,188
Verint Systems, Inc.
1.50%, 06/01/21 CONVΔ	3,421,000	3,367,547
Weatherford International, Ltd.
5.88%, 07/01/21 CONV	1,550,000	1,572,281
Web.com Group, Inc.
1.00%, 08/15/18 CONVΔ	3,645,000	3,670,059
WebMD Health Corporation
2.63%, 06/15/23 CONVΔ	3,350,000	3,295,562
Whiting Petroleum Corporation
1.25%, 04/01/20 CONV	1,326,000	1,127,100
Workday, Inc.
0.75%, 07/15/18 CONV	1,640,000	2,033,600
1.50%, 07/15/20 CONV	265,000	354,272
Wright Medical Group, Inc.
2.00%, 02/15/20 CONV	2,675,000	2,985,969
Zillow Group, Inc.
2.00%, 12/01/21 CONV 144A	1,600,000	1,873,000

Total Corporate Bonds
(Cost $217,302,785)		229,878,392

	Par	Value
FOREIGN BONDS — 1.2%
France — 0.4%
TOTAL SA
0.50%, 12/02/22 CONV	$2,800,000	$2,821,000
Vinci SA
0.38%, 02/16/22 CONVΔ	1,000,000	1,075,000

		3,896,000

Netherlands — 0.5%
QIAGEN NV
0.38%, 03/19/19 CONV	1,800,000	2,210,355
Siemens Financieringsmaatschappij NV
1.65%, 08/16/19 CONV	1,500,000	1,856,625

		4,066,980

United Kingdom — 0.3%
Inmarsat PLC
3.88%, 09/09/23 CONV	2,200,000	2,579,500

Total Foreign Bonds
(Cost $9,800,312)		10,542,480

	Shares
MONEY MARKET FUNDS — 8.3%
GuideStone Money Market Fund (Investor Class) ¥	30,077,273	30,077,273
Northern Institutional Liquid Assets Portfolio§	45,103,430	45,103,430

Total Money Market Funds
(Cost $75,180,702)		75,180,703

	Par
U.S. TREASURY OBLIGATIONS — 20.3%
U.S. Treasury Bill
1.20%, 06/21/18Ω	32,680,000	32,295,471
U.S. Treasury Notes
0.88%, 08/15/17Ω	36,200,000	36,196,633
0.75%, 10/31/17Ω	22,900,000	22,874,581
0.88%, 11/30/17Ω	35,080,000	35,044,815
0.75%, 02/28/18Ω	22,590,000	22,522,930
1.00%, 05/15/18Ω	33,820,000	33,740,726

Total U.S. Treasury Obligations
(Cost $182,778,911)		182,675,156

TOTAL INVESTMENTS — 105.0%
(Cost $853,477,688)		943,555,278

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
S&P 500®, Strike Price $2,445.00, Expires 06/26/17 (MSCS)	(13)	(65)

See Notes to Financial Statements.

147

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Number of Contracts	Value
S&P 500®, Strike Price $2,450.00, Expires 06/23/17 (MSCS)	(13)	$(26)
S&P 500®, Strike Price $2,460.00, Expires 07/05/17 (MSCS)	(14)	(182)
S&P 500®, Strike Price $2,460.00, Expires 07/03/17 (MSCS)	(5)	(25)
S&P 500®, Strike Price $2,460.00, Expires 07/07/17 (MSCS)	(13)	(520)
S&P 500®, Strike Price $2,460.00, Expires 07/12/17 (MSCS)	(12)	(1,380)
S&P 500®, Strike Price $2,465.00, Expires 07/28/17 (MSCS)	(13)	(6,500)
S&P 500®, Strike Price $2,470.00, Expires 06/30/17 (MSCS)	(13)	(65)
S&P 500®, Strike Price $2,470.00, Expires 06/28/17 (MSCS)	(12)	(60)
S&P 500®, Strike Price $2,470.00, Expires 07/03/17 (MSCS)	(8)	(40)
S&P 500®, Strike Price $2,470.00, Expires 07/10/17 (MSCS)	(12)	(360)
S&P 500®, Strike Price $2,470.00, Expires 07/21/17 (MSCS)	(13)	(2,990)
S&P 500®, Strike Price $2,475.00, Expires 07/19/17 (MSCS)	(12)	(1,500)
S&P 500®, Strike Price $2,475.00, Expires 07/24/17 (MSCS)	(13)	(2,600)
S&P 500®, Strike Price $2,475.00, Expires 07/26/17 (MSCS)	(12)	(3,000)
S&P 500®, Strike Price $2,480.00, Expires 07/14/17 (MSCS)	(12)	(360)
S&P 500®, Strike Price $2,485.00, Expires 07/17/17 (MSCS)	(13)	(455)

		(20,128)

Put Options — (0.1)%
S&P 500®, Strike Price $2,355.00, Expires 06/26 /17 (MSCS)	(64)	(960)
S&P 500®, Strike Price $2,360.00, Expires 06/2 3/17 (MSCS)	(64)	(320)
S&P 500®, Strike Price $2,370.00, Expires 07/07/17 (MSCS)	(65)	(9,100)
S&P 500®, Strike Price $2,370.00, Expires 07/28/17 (MSCS)	(65)	(58,500)

	Number of Contracts	Value
S&P 500®, Strike Price $2,375.00, Expires 07/05/17 (MSCS)	(65)	$(4,225)
S&P 500®, Strike Price $2,380.00, Expires 07/12/17 (MSCS)	(62)	(27,900)
S&P 500®, Strike Price $2,380.00, Expires 07/03/17 (MSCS)	(23)	(575)
S&P 500®, Strike Price $2,380.00, Expires 07/19/17 (MSCS)	(62)	(49,600)
S&P 500®, Strike Price $2,380.00, Expires 07/21/17 (MSCS)	(62)	(48,980)
S&P 500®, Strike Price $2,385.00, Expires 07/03/17 (MSCS)	(42)	(1,050)
S&P 500®, Strike Price $2,385.00, Expires 07/10/17 (MSCS)	(19)	(6,460)
S&P 500®, Strike Price $2,390.00, Expires 06/30/17 (MSCS)	(65)	(325)
S&P 500®, Strike Price $2,390.00, Expires 06/28/17 (MSCS)	(64)	(320)
S&P 500®, Strike Price $2,390.00, Expires 07/24/17 (MSCS)	(63)	(73,080)
S&P 500®, Strike Price $2,390.00, Expires 07/26/17 (MSCS)	(63)	(79,380)
S&P 500®, Strike Price $2,400.00, Expires 07/10/17 (MSCS)	(41)	(23,370)
S&P 500®, Strike Price $2,405.00, Expires 07/14/17 (MSCS)	(63)	(66,780)
S&P 500®, Strike Price $2,405.00, Expires 07/17/17 (MSCS)	(62)	(70,680)

		(521,605)

Total Written Options
(Premiums received $(938,709))		(541,733)

Liabilities in Excess of Other Assets — (4.9)%		(44,113,468)

NET ASSETS — 100.0%		$898,900,077

See Notes to Financial Statements.

148

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	25.6
U.S. Treasury Obligations	20.3
Money Market Funds	8.3
Financials	7.4
Consumer Staples	6.6
Information Technology	5.8
Utilities	5.5
Industrials	5.3
Health Care	4.9
Foreign Common Stocks	4.5
Consumer Discretionary	3.3
Energy	1.5
Materials	1.2
Foreign Bonds	1.2
Real Estate	0.9
Preferred Stocks	0.9
Telecommunication Services	0.8
Master Limited Partnership	0.7
Synthetic Convertible Instruments	0.3
Written Options	(0.1)

104.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$388,189,204	$388,189,204	$—	$—
Corporate Bonds	229,878,392	—	229,878,392	—
Foreign Bonds:
France	3,896,000	—	3,896,000	—
Netherlands	4,066,980	—	4,066,980	—
United Kingdom	2,579,500	—	2,579,500	—
Foreign Common Stocks:
Curacao	6,422,165	6,422,165	—	—
France	7,545,172	7,545,172	—	—
Ireland	8,457,738	8,457,738	—	—
Liberia	31,677	31,677	—	—
Netherlands	2,928,022	2,928,022	—	—
Singapore	164,766	164,766	—	—
Switzerland	13,678,828	13,678,828	—	—
United Kingdom	1,097,604	1,097,604	—	—

See Notes to Financial Statements.

149

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnership	$6,094,889	$6,094,889	$—	$—
Money Market Funds	75,180,703	75,180,703	—	—
Preferred Stocks	7,853,816	7,853,816	—	—
U.S. Treasury Obligations	182,675,156	—	182,675,156	—
Synthetic Convertible Instruments	2,814,666	—	640,436	2,174,230

Total Assets — Investments in Securities	$943,555,278	$517,644,584	$423,736,464	$2,174,230

Liabilities:
Investments in Securities:
Written Options	$(541,733)	$(541,733)	$—	$—

Total Liabilities — Investments in Securities	$(541,733)	$(541,733)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(249,666)	$—	$(249,666)	$—

Total Liabilities — Other Financial Instruments	$(249,666)	$—	$(249,666)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as forwards contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Forward Foreign Currency Contracts” disclosure in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the period ended June 30, 2017.

There were no transfers between Level 2 and Level 3 during the period ended June 30, 2017.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2017.

See Notes to Financial Statements.

150

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS — 92.3%
Consumer Discretionary — 11.7%
Advance Auto Parts, Inc.Δ	2,745	$320,040
Amazon.com, Inc.*	15,789	15,283,752
AutoZone, Inc.*	1,114	635,492
Bed Bath & Beyond, Inc.Δ	5,670	172,368
Best Buy Co., Inc.Δ	10,393	595,831
BorgWarner, Inc.	6,279	265,978
CarMax, Inc.Δ*	7,247	456,996
Carnival Corporation	18,725	1,227,798
CBS Corporation Class B (Non-Voting Shares)	15,355	979,342
Charter Communications, Inc. Class A*	8,535	2,875,015
Chipotle Mexican Grill, Inc.Δ*	1,095	455,629
Coach, Inc.	10,404	492,525
Comcast Corporation Class A	191,293	7,445,124
D.R. Horton, Inc.	12,145	419,853
Darden Restaurants, Inc.	5,847	528,803
Delphi Automotive PLC	10,057	881,496
Discovery Communications, Inc. Class AΔ*	5,482	141,600
Discovery Communications, Inc. Class C*	10,298	259,613
DISH Network Corporation Class A*	5,937	372,606
Dollar General Corporation	10,512	757,810
Dollar Tree, Inc.*	8,698	608,164
Expedia, Inc.	4,322	643,762
Foot Locker, Inc.	5,069	249,800
Ford Motor Co.	144,543	1,617,436
Gap, Inc. (The)Δ	8,085	177,789
General Motors Co.	51,917	1,813,461
Genuine Parts Co.	5,571	516,766
Goodyear Tire & Rubber Co. (The)	7,868	275,065
H&R Block, Inc.	8,300	256,553
Hanesbrands, Inc.Δ	14,216	329,243
Harley-Davidson, Inc.Δ	6,786	366,580
Hasbro, Inc.	4,114	458,752
Hilton Worldwide Holdings, Inc.Δ	3,040	188,024
Home Depot, Inc. (The)	48,000	7,363,200
Interpublic Group of Cos., Inc. (The)Δ	14,688	361,325
Kohl’s CorporationΔ	6,969	269,491
L Brands, Inc.Δ	9,448	509,153
Leggett & Platt, Inc.	4,991	262,177
Lennar Corporation Class A	6,785	361,776
LKQ Corporation*	11,558	380,836
Lowe’s Cos., Inc.	32,842	2,546,240
Macy’s, Inc.Δ	11,632	270,328
Marriott International, Inc. Class A	11,967	1,200,410
Mattel, Inc.Δ	12,746	274,421
McDonald’s Corporation	36,419	5,577,934
Michael Kors Holdings, Ltd.*	4,400	159,500
Mohawk Industries, Inc.*	2,387	576,914

	Shares	Value
Netflix, Inc.*	17,187	$2,567,910
Newell Brands, Inc.	17,616	944,570
News Corporation Class A	13,865	189,950
News Corporation Class B	13,984	197,874
NIKE, Inc. Class B	49,355	2,911,945
Nordstrom, Inc.Δ	4,745	226,953
O’Reilly Automotive, Inc.Δ*	3,583	783,745
Omnicom Group, Inc.	8,892	737,147
Priceline Group, Inc. (The)*	1,934	3,617,586
PulteGroup, Inc.	11,415	280,010
PVH Corporation	2,959	338,805
Ralph Lauren CorporationΔ	2,058	151,880
Ross Stores, Inc.	14,955	863,352
Scripps Networks Interactive, Inc. Class AΔ	3,568	243,730
Signet Jewelers, Ltd.Δ	1,299	82,149
Staples, Inc.	24,605	247,772
Starbucks Corporation	62,445	3,641,168
Target Corporation	21,807	1,140,288
Tiffany & Co.	4,009	376,325
TimeWarner, Inc.	32,575	3,270,856
TJX Cos., Inc. (The)	24,515	1,769,247
Tractor Supply Co.Δ	4,911	266,225
TripAdvisor, Inc.Δ*	4,311	164,680
Twenty-First Century Fox, Inc. Class A	40,561	1,149,499
Twenty-First Century Fox, Inc. Class B	27,297	760,767
Ulta Beauty, Inc.*	2,317	665,767
Under Armour, Inc. Class AΔ*	4,310	93,786
Under Armour, Inc. Class CΔ*	6,794	136,967
VF CorporationΔ	12,323	709,805
Walt Disney Co. (The)	62,043	6,592,069
Whirlpool Corporation	2,806	537,686
WyndhamWorldwide Corporation	4,156	417,304
Yum! Brands, Inc.	15,763	1,162,679

		99,423,267

Consumer Staples — 7.7%
Archer-Daniels-Midland Co.	21,937	907,753
Campbell Soup Co.	10,028	522,960
Church & Dwight Co., Inc.	14,355	744,737
Clorox Co. (The)	7,450	992,638
Coca-Cola Co. (The)	170,928	7,666,121
Colgate-Palmolive Co.	43,400	3,217,242
Conagra Brands, Inc.	21,488	768,411
Costco Wholesale Corporation	19,512	3,120,554
Coty, Inc. Class AΔ	27,012	506,745
CVS Health Corporation	39,814	3,203,434
Dr. Pepper Snapple Group, Inc.	10,724	977,064
Estee Lauder Cos., Inc. (The) Class A	10,968	1,052,709
General Mills, Inc.	26,730	1,480,842
Hershey Co. (The)	8,923	958,062

151

See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Hormel Foods CorporationΔ	12,783	$436,028
J.M. Smucker Co. (The)	6,008	710,927
Kellogg Co.	14,617	1,015,297
Kimberly-Clark Corporation	15,826	2,043,295
Kraft Heinz Co. (The)	31,323	2,682,502
Kroger Co. (The)	37,195	867,387
McCormick & Co., Inc. (Non-Voting Shares)	7,331	714,846
Mondelez International, Inc. Class A	64,259	2,775,346
Monster Beverage Corporation*	16,689	829,110
PepsiCo, Inc.	65,479	7,562,170
Procter & Gamble Co. (The)	109,468	9,540,136
Sysco Corporation	24,037	1,209,782
Tyson Foods, Inc. Class A	17,363	1,087,445
Walgreens Boots Alliance, Inc.	32,568	2,550,400
Wal-Mart Stores, Inc.	64,374	4,871,824
Whole Foods Market, Inc.Δ	11,874	500,014

		65,515,781

Energy — 5.4%
Anadarko Petroleum Corporation	23,055	1,045,314
Apache CorporationΔ	13,964	669,295
Archrock, Inc.	13	148
Baker Hughes, Inc.Δ	19,911	1,085,349
Cabot Oil & Gas Corporation	17,428	437,094
Chesapeake Energy CorporationΔ*	22,454	111,596
Chevron Corporation	77,664	8,102,685
Cimarex Energy Co.	3,553	334,018
Concho Resources, Inc.*	5,101	619,925
ConocoPhillips	46,694	2,052,668
Devon Energy Corporation	19,349	618,588
EOG Resources, Inc.	22,624	2,047,924
EQT CorporationΔ	6,378	373,687
Exterran Corporation*	6	160
Exxon Mobil Corporation	168,644	13,614,630
Halliburton Co.	37,920	1,619,563
Helmerich & Payne, Inc.Δ	3,908	212,361
Hess CorporationΔ	9,841	431,725
Kinder Morgan, Inc.	85,842	1,644,733
Marathon Oil Corporation	31,833	377,221
Marathon Petroleum Corporation	21,070	1,102,593
Murphy Oil Corporation	6,037	154,728
National Oilwell Varco, Inc.	15,403	507,375
Newfield Exploration Co.*	7,387	210,234
Noble Energy, Inc.	15,961	451,696
Occidental Petroleum Corporation	32,936	1,971,878
ONEOK, Inc.Δ	14,757	769,725
Phillips 66	18,222	1,506,777
Pioneer Natural Resources Co.	6,565	1,047,643
Range Resources Corporation	6,377	147,755
Tesoro Corporation	5,815	544,284

	Shares	Value
Valero Energy Corporation	18,837	$1,270,744
Williams Cos., Inc. (The)	36,398	1,102,131

		46,186,247

Financials — 13.5%
Affiliated Managers Group, Inc.	2,010	333,379
Aflac, Inc.	15,268	1,186,018
Allstate Corporation (The)	18,095	1,600,322
American Express Co.	30,995	2,611,019
American International Group, Inc.	41,489	2,593,892
Ameriprise Financial, Inc.	6,100	776,469
Arthur J. Gallagher & Co.	8,294	474,832
Assurant, Inc.	2,341	242,738
Bank of America Corporation	392,952	9,533,016
Bank of New York Mellon Corporation (The)	39,883	2,034,831
BB&T Corporation	30,463	1,383,325
Berkshire Hathaway, Inc. Class B*	75,383	12,767,619
BlackRock, Inc.	4,670	1,972,655
Capital One Financial Corporation	18,963	1,566,723
CBOE Holdings, Inc.	1,581	144,503
Charles Schwab Corporation (The)	44,611	1,916,489
Cincinnati Financial Corporation	5,441	394,200
Citigroup, Inc.	108,814	7,277,480
Citizens Financial Group, Inc.	19,869	708,926
CME Group, Inc.	13,055	1,635,008
Comerica, Inc.	6,388	467,857
Discover Financial Services	15,300	951,507
E*TRADE Financial Corporation*	10,478	398,478
Everest Re Group, Ltd.	977	248,734
Fifth Third Bancorp	28,756	746,506
Franklin Resources, Inc.	13,630	610,488
Goldman Sachs Group, Inc. (The)	14,296	3,172,282
Hartford Financial Services Group, Inc. (The)	14,682	771,833
Huntington Bancshares, Inc.	38,337	518,316
Intercontinental Exchange, Inc.	22,125	1,458,480
Invesco, Ltd.	15,292	538,125
JPMorgan Chase & Co.	140,943	12,882,190
KeyCorp	31,726	594,545
Leucadia National Corporation	12,259	320,695
Lincoln National Corporation	8,875	599,773
Loews Corporation	12,502	585,219
M&T Bank CorporationΔ	5,892	954,209
Marsh & McLennan Cos., Inc.	22,485	1,752,931
MetLife, Inc.	40,735	2,237,981
Moody’s Corporation	6,644	808,442
Morgan Stanley	56,134	2,501,331

See Notes to Financial Statements.

152

	Shares	Value
Nasdaq, Inc.	4,269	$305,191
Navient Corporation	12,116	201,731
Northern Trust Corporation	7,800	758,238
People’s United Financial, Inc.Δ	11,480	202,737
PNC Financial Services Group, Inc. (The)	19,052	2,379,023
Principal Financial Group, Inc.	10,001	640,764
Progressive Corporation (The)	28,774	1,268,646
Prudential Financial, Inc.	16,373	1,770,576
Raymond James Financial, Inc.	1,396	111,987
Regions Financial Corporation	46,314	678,037
S&P Global, Inc.	10,813	1,578,590
State Street Corporation	14,760	1,324,415
SunTrust Banks, Inc.	18,647	1,057,658
Synchrony Financial	30,761	917,293
T. Rowe Price Group, Inc.	9,221	684,290
Torchmark Corporation	4,186	320,229
Travelers Cos., Inc. (The)	14,413	1,823,677
U.S. Bancorp	66,172	3,435,650
Unum Group	8,642	402,976
Wells Fargo & Co.	180,138	9,981,447
XL Group, Ltd.	12,627	553,063
Zions Bancorporation	7,446	326,954

		114,996,538

Health Care — 13.0%
Abbott Laboratories	81,741	3,973,430
AbbVie, Inc.	71,634	5,194,181
Aetna, Inc.	13,267	2,014,329
Agilent Technologies, Inc.	12,235	725,658
Alexion Pharmaceuticals, Inc.*	10,659	1,296,881
Align Technology, Inc.*	1,710	256,705
Amgen, Inc.	32,287	5,560,790
Anthem, Inc.	11,135	2,094,828
Baxter International, Inc.	20,435	1,237,135
Becton, Dickinson and Co.	11,057	2,157,331
Biogen, Inc.*	9,740	2,643,046
Boston Scientific Corporation*	55,711	1,544,309
Bristol-Myers Squibb Co.	81,902	4,563,579
C.R. Bard, Inc.	3,813	1,205,327
Cardinal Health, Inc.	26,586	2,071,581
Celgene Corporation*	39,390	5,115,579
Centene Corporation*	7,011	560,039
Cerner Corporation*	11,227	746,259
Cigna Corporation	11,444	1,915,611
Cooper Cos., Inc. (The)	1,378	329,921
Danaher Corporation	23,773	2,006,204
DaVita, Inc.*	6,108	395,554
DENTSPLY SIRONA, Inc.	8,772	568,777
Edwards Lifesciences Corporation*	10,109	1,195,288

	Shares	Value
Eli Lilly & Co.	60,661	$4,992,400
Envision Healthcare Corporation*	3,391	212,514
Express Scripts Holding Co.*	23,515	1,501,198
Gilead Sciences, Inc.	55,233	3,909,392
HCA Healthcare, Inc.*	12,602	1,098,894
Henry Schein, Inc.*	3,300	603,966
Hologic, Inc.Δ*	11,305	513,021
Humana, Inc.	6,302	1,516,387
IDEXX Laboratories, Inc.*	4,626	746,729
Illumina, Inc.*	5,434	942,908
Incyte Corporation*	6,861	863,869
Intuitive Surgical, Inc.*	1,911	1,787,492
Johnson & Johnson	117,387	15,529,126
Laboratory Corporation of America Holdings*	7,436	1,146,185
McKesson Corporation	13,506	2,222,277
Mettler-Toledo International, Inc.*	900	529,686
Patterson Cos., Inc.Δ	3,194	149,958
PerkinElmer, Inc.	4,105	279,715
Quest Diagnostics, Inc.	9,445	1,049,906
Regeneron Pharmaceuticals, Inc.*	5,159	2,533,791
Stryker Corporation	14,905	2,068,516
Thermo Fisher Scientific, Inc.	14,611	2,549,181
UnitedHealth Group, Inc.	42,007	7,788,938
Universal Health Services, Inc. Class B	3,301	402,986
Varian Medical Systems, Inc.*	3,565	367,872
Vertex Pharmaceuticals, Inc.*	11,963	1,541,672
Waters Corporation*	3,017	554,645
Zimmer Biomet Holdings, Inc.	7,732	992,789
Zoetis, Inc.	44,839	2,797,057

		110,565,412

Industrials — 9.2%
3M Co.	24,604	5,122,307
Acuity Brands, Inc.Δ	1,643	333,989
Alaska Air Group, Inc.	4,535	407,062
American Airlines Group, Inc.	21,202	1,066,885
AMETEK, Inc.	8,745	529,685
Arconic, Inc.	16,474	373,136
Boeing Co. (The)	23,062	4,560,510
C.H. Robinson Worldwide, Inc.Δ	5,208	357,685
Caterpillar, Inc.	21,616	2,322,855
Cintas CorporationΔ	3,159	398,160
CSX Corporation	35,484	1,936,007
Cummins, Inc.	5,861	950,771
Deere & Co.	11,036	1,363,939
Delta Air Lines, Inc.	28,602	1,537,071
Dover Corporation	5,776	463,351
Emerson Electric Co.	23,868	1,423,010

See Notes to Financial Statements.

153

EQUITY INDEX FUND

SCHEDULEOFINVESTMENTS (Continued)

	Shares	Value
Equifax, Inc.	4,433	$609,183
Expeditors International of Washington, Inc.	6,818	385,081
Fastenal Co.	10,759	468,339
FedEx Corporation	9,248	2,009,868
Flowserve CorporationΔ	4,858	225,557
Fluor Corporation	5,110	233,936
Fortive Corporation	11,111	703,882
Fortune Brands Home & Security, Inc.	5,687	371,020
General Dynamics Corporation	10,638	2,107,388
General Electric Co.	346,277	9,352,942
Honeywell International, Inc.	31,441	4,190,771
IHS Markit, Ltd.*	5,204	229,184
Illinois ToolWorks, Inc.Δ	12,023	1,722,295
J.B. Hunt Transport Services, Inc.	3,269	298,721
Jacobs Engineering Group, Inc.	4,647	252,750
Kansas City Southern	4,046	423,414
L3 Technologies, Inc.	2,814	470,163
Lockheed Martin Corporation	10,606	2,944,332
Masco Corporation	12,522	478,466
Norfolk Southern Corporation	10,996	1,338,213
Northrop Grumman Corporation	6,714	1,723,551
PACCAR, Inc.	12,988	857,728
Parker-Hannifin Corporation	5,009	800,538
Quanta Services, Inc.*	5,431	178,789
Raytheon Co.	11,266	1,819,234
Republic Services, Inc.	10,528	670,949
Robert Half International, Inc.	4,920	235,816
Rockwell Automation, Inc.	4,778	773,845
Rockwell Collins, Inc.	4,858	510,479
Roper Technologies, Inc.	3,753	868,932
Snap-on, Inc.	2,136	337,488
Southwest Airlines Co.	23,826	1,480,548
Stanley Black & Decker, Inc.	5,530	778,237
Stericycle, Inc.*	3,095	236,210
Textron, Inc.	9,853	464,076
TransDigm Group, Inc.Δ	1,980	532,363
Union Pacific Corporation	32,857	3,578,456
United Continental Holdings, Inc.*	12,532	943,033
United Parcel Service, Inc. Class B	25,671	2,838,956
United Rentals, Inc.*	3,295	371,379
United Technologies Corporation	28,853	3,523,240
Verisk Analytics, Inc.Δ*	6,177	521,153
W.W. Grainger, Inc.	2,114	381,640
Waste Management, Inc.	18,003	1,320,520
Xylem, Inc.	6,524	361,625

		78,070,713

	Shares	Value
Information Technology — 20.7%
Activision Blizzard, Inc.	27,042	$1,556,808
Adobe Systems, Inc.*	20,480	2,896,691
Advanced Micro Devices, Inc.Δ*	29,779	371,642
Akamai Technologies, Inc.*	6,606	329,045
Alliance Data Systems Corporation	2,165	555,734
Alphabet, Inc. Class A*	11,129	10,346,409
Alphabet, Inc. Class C*	12,476	11,337,315
Amphenol Corporation Class A	11,410	842,286
Analog Devices, Inc.	13,555	1,054,579
ANSYS, Inc.*	2,034	247,497
Apple, Inc.	209,506	30,173,054
Applied Materials, Inc.	40,351	1,666,900
Autodesk, Inc.*	8,418	848,703
Automatic Data Processing, Inc.	19,488	1,996,740
CA, Inc.	10,805	372,448
Cisco Systems, Inc.	194,188	6,078,084
Citrix Systems, Inc.*	5,780	459,972
Cognizant Technology Solutions Corporation Class A	23,028	1,529,059
Corning, Inc.	39,819	1,196,561
CSRA, Inc.	4,813	152,813
DXC Technology Co.	11,080	850,073
eBay, Inc.*	39,141	1,366,804
Electronic Arts, Inc.*	12,894	1,363,154
F5 Networks, Inc.*	2,480	315,109
Facebook, Inc. Class A*	93,681	14,143,957
Fidelity National Information Services, Inc.	13,461	1,149,569
Fiserv, Inc.*	8,564	1,047,720
FLIR Systems, Inc.	5,180	179,539
Gartner, Inc.*	2,803	346,199
Global Payments, Inc.	5,633	508,773
Harris Corporation	4,630	505,040
Hewlett Packard Enterprise Co.	67,776	1,124,404
HP, Inc.	70,478	1,231,955
Intel Corporation	186,371	6,288,158
International Business Machines Corporation	35,202	5,415,124
Intuit, Inc.	10,186	1,352,803
Juniper Networks, Inc.	15,019	418,730
KLA-Tencor Corporation	5,691	520,783
Lam Research CorporationΔ	5,942	840,377
MasterCard, Inc. Class A	39,653	4,815,857
Microchip Technology, Inc.Δ	8,063	622,302
Micron Technology, Inc.*	37,945	1,133,038
Microsoft Corporation	310,446	21,399,043
Motorola Solutions, Inc.	6,473	561,468
NetApp, Inc.	10,744	430,297
NVIDIA Corporation	23,450	3,389,932
Oracle Corporation	124,156	6,225,182

See Notes to Financial Statements.

154

	Shares	Value
Paychex, Inc.	13,117	$746,882
PayPal Holdings, Inc.*	46,473	2,494,206
Qorvo, Inc.*	4,807	304,379
QUALCOMM, Inc.	58,003	3,202,926
Red Hat, Inc.*	6,794	650,525
salesforce.com, Inc.*	27,495	2,381,067
Skyworks Solutions, Inc.	6,957	667,524
Symantec Corporation	23,870	674,327
Synopsys, Inc.*	4,415	321,986
Texas Instruments, Inc.	38,862	2,989,654
Total System Services, Inc.	6,366	370,819
VeriSign, Inc.Δ*	3,542	329,264
Visa, Inc. Class AΔ	77,526	7,270,388
Western Digital Corporation	12,250	1,085,350
Western Union Co. (The)	18,512	352,654
Xerox Corporation	8,987	258,197
Xilinx, Inc.	9,444	607,438

		176,265,316

Materials — 2.7%
Air Products & Chemicals, Inc.	9,507	1,360,071
Albemarle Corporation	5,038	531,711
Avery Dennison Corporation	3,272	289,147
Ball CorporationΔ	10,346	436,705
CF Industries Holdings, Inc.Δ	8,828	246,831
Dow Chemical Co. (The)	47,131	2,972,552
E.I. du Pont de Nemours & Co.	34,706	2,801,121
Eastman Chemical Co.	5,449	457,661
Ecolab, Inc.	13,969	1,854,385
FMC Corporation	4,848	354,146
Freeport-McMoRan, Inc.*	46,615	559,846
International Flavors & Fragrances, Inc.Δ	2,950	398,250
International Paper Co.Δ	15,226	861,944
Martin Marietta Materials, Inc.	2,361	525,511
Monsanto Co.	20,554	2,432,771
Mosaic Co. (The)	12,935	295,306
Newmont Mining Corporation	23,284	754,169
Nucor Corporation	11,797	682,692
PPG Industries, Inc.	10,182	1,119,613
Praxair, Inc.	12,303	1,630,763
Sealed Air Corporation	8,156	365,063
Sherwin-Williams Co. (The)	3,201	1,123,423
Vulcan Materials Co.	4,979	630,740
WestRock Co.	9,470	536,570

		23,220,991

Real Estate — 2.8%
Alexandria Real Estate Equities, Inc. REITΔ	1,945	234,314
American Tower Corporation REIT	16,945	2,242,162
Apartment Investment & Management Co. Class A REIT	5,951	255,715

	Shares	Value
AvalonBay Communities, Inc. REITΔ	5,872	$1,128,422
Boston Properties, Inc. REIT	5,686	699,492
CBRE Group, Inc. Class A*	10,731	390,608
Crown Castle International Corporation REIT	15,874	1,590,257
Digital Realty Trust, Inc. REITΔ	7,642	863,164
Equinix, Inc. REIT	3,607	1,547,980
Equity Residential REIT	13,641	897,987
Essex Property Trust, Inc. REIT	2,756	709,036
Extra Space Storage, Inc. REITΔ	4,684	365,352
Federal Realty Investment Trust REIT	2,600	328,614
GGP, Inc. REIT	21,627	509,532
HCP, Inc. REIT	17,306	553,100
Host Hotels & Resorts, Inc. REIT	27,531	502,991
Iron Mountain, Inc. REITΔ	8,763	301,097
Kimco Realty Corporation REITΔ	15,470	283,875
Macerich Co. (The) REIT	4,614	267,889
Mid-America Apartment Communities, Inc. REIT	3,061	322,568
Prologis, Inc. REIT	19,570	1,147,585
Public Storage REIT	5,743	1,197,588
Realty Income Corporation REITΔ	9,546	526,748
Regency Centers Corporation REITΔ	1,211	75,857
Simon Property Group, Inc. REIT	11,898	1,924,621
SL Green Realty Corporation REIT	3,720	393,576
UDR, Inc. REIT	11,107	432,840
Ventas, Inc. REIT	13,796	958,546
Vornado Realty Trust REIT	6,562	616,172
Welltower, Inc. REITΔ	15,892	1,189,516
Weyerhaeuser Co. REIT	27,654	926,409

		23,383,613

Telecommunication Services — 2.1%
AT&T, Inc.	246,345	9,294,597
CenturyLink, Inc.Δ	24,032	573,884
Level 3 Communications, Inc.*	12,692	752,635
Verizon Communications, Inc.	160,524	7,169,002

		17,790,118

Utilities — 3.5%
AES Corporation	24,428	271,395
Alliant Energy Corporation	6,500	261,105
Ameren Corporation	9,053	494,928
American Electric Power Co., Inc.	21,087	1,464,914
AmericanWater Works Co., Inc.	8,825	687,909

See Notes to Financial Statements.

155

EQUITY INDEX FUND

SCHEDULEOFINVESTMENTS (Continued)

	Shares	Value
CenterPoint Energy, Inc.	17,352	$475,098
CMS Energy Corporation	10,396	480,815
Consolidated Edison, Inc.	13,128	1,061,005
Dominion Energy, Inc.	28,714	2,200,354
DTE Energy Co.	9,262	979,827
Duke Energy Corporation	32,282	2,698,452
Edison International	13,663	1,068,310
Entergy Corporation	9,511	730,159
Eversource Energy	11,754	713,585
Exelon Corporation	40,681	1,467,364
FirstEnergy Corporation	24,029	700,686
NextEra Energy, Inc.	23,020	3,225,793
NiSource, Inc.	23,079	585,283
NRG Energy, Inc.	11,763	202,559
PG&E Corporation	22,213	1,474,277
PinnacleWest Capital Corporation	4,108	349,837
PPL Corporation	26,453	1,022,673
Public Service Enterprise Group, Inc.	18,690	803,857
SCANA Corporation	5,221	349,859
Sempra EnergyΔ	11,379	1,282,982
Southern Co. (The)	49,020	2,347,078
WEC Energy Group, Inc.Δ	18,016	1,105,822
Xcel Energy, Inc.	21,338	978,987

		29,484,913

Total Common Stocks (Cost $528,707,951)		784,902,909

FOREIGN COMMON STOCKS — 3.9%
Curacao — 0.5%
Schlumberger, Ltd.	59,529	3,919,389

Ireland — 1.7%
Accenture PLC Class A	25,667	3,174,495
Allegion PLC	3,479	282,216
Eaton Corporation PLC	16,887	1,314,315
Ingersoll-Rand PLC	9,510	869,119
Johnson Controls International PLC	35,200	1,526,272
Mallinckrodt PLCΔ*	11,491	514,912
Medtronic PLC	57,092	5,066,915
Pentair PLC	6,692	445,286
Seagate Technology PLCΔ	13,156	509,795
Willis Towers Watson PLC	6,037	878,142

		14,581,467

Liberia — 0.1%
Royal Caribbean Cruises, Ltd.	6,553	715,784

Netherlands — 0.3%
LyondellBasell Industries NV Class A	13,384	1,129,476
Mylan NV*	39,046	1,515,766

		2,645,242

Singapore — 0.4%
Broadcom, Ltd.	16,443	3,832,041

Switzerland — 0.6%
Chubb, Ltd.	23,356	3,395,495

	Shares	Value
Garmin, Ltd.Δ	4,430	$226,063
TE Connectivity, Ltd.	13,229	1,040,858
Transocean, Ltd.*	12,739	104,842

		4,767,258

United Kingdom — 0.3%
Aon PLC	11,176	1,485,849
Nielsen Holdings PLCΔ	13,413	518,547
TechnipFMC PLC*	17,342	471,702

		2,476,098

Total Foreign Common Stocks (Cost $27,040,607)		32,937,279

MONEY MARKET FUNDS — 3.6%
GuideStone Money Market Fund (Investor Class)¥	27,283,583	27,283,583
Northern Institutional Liquid Assets Portfolio§	3,205,054	3,205,054

Total Money Market Funds (Cost $30,488,637)		30,488,637

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡
(Cost $995,018)	$1,000,000	995,160

TOTAL INVESTMENTS — 99.9% (Cost $587,232,213)		849,323,985
Other Assets in Excess of Liabilities — 0.1%		755,354

NET ASSETS — 100.0%		$850,079,339

PORTFOLIO SUMMARY (based on net assets)

%
Information Technology	20.7
Financials	13.5
Health Care	13.0
Consumer Discretionary	11.7
Industrials	9.2
Consumer Staples	7.7
Energy	5.4
Foreign Common Stocks	3.9
Money Market Funds	3.6
Utilities	3.5
Real Estate	2.8
Materials	2.7
Telecommunication Services	2.1
U.S. Treasury Obligation	0.1

99.9

See Notes to Financial Statements.

156

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$784,902,909	$784,902,909	$—	$—
Foreign Common Stocks	32,937,279	32,937,279	—	—
Money Market Funds	30,488,637	30,488,637	—	—
U.S. Treasury Obligation	995,160	—	995,160	—

Total Assets — Investments in Securities	$849,323,985	$848,328,825	$995,160	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(116,965)	$(116,965)	$—	$—

Total Liabilities — Other Financial Instruments	$(116,965)	$(116,965)	$—	$—

***	Other finanancial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

157

VALUE EQUITY FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS — 87.7%
Consumer Discretionary — 7.4%
Aaron’s, Inc.	27,460	$1,068,194
AMC Networks, Inc.*	19,526	1,042,884
Bed Bath & Beyond, Inc.Δ	18,324	557,050
Big Lots, Inc.Δ	11,277	544,679
Brunswick Corporation	32,570	2,043,116
Carnival Corporation	71,998	4,720,909
Charter Communications, Inc. Class A*	2,551	859,304
Coach, Inc.	111,593	5,282,813
Comcast Corporation Class A	325,283	12,660,014
Dana, Inc.	327,354	7,309,815
DISH Network Corporation Class A*	773	48,513
Dollar General Corporation	53,600	3,864,024
Ford Motor Co.	75,977	850,183
General Motors Co.	135,026	4,716,458
Home Depot, Inc. (The)	25,808	3,958,947
John Wiley & Sons, Inc.	3,552	187,368
Lear Corporation	31,325	4,450,656
Lennar Corporation Class A	165,851	8,843,175
Lowe’s Cos., Inc.	131,800	10,218,454
Michael Kors Holdings, Ltd.*	12,229	443,301
Office Depot, Inc.	221,209	1,247,619
Target Corporation	15,323	801,240
Taylor Morrison Home Corporation*	51,161	1,228,376
Tenneco, Inc.Δ	51,026	2,950,834
Time Warner, Inc.	22,277	2,236,834
Twenty-First Century Fox, Inc. Class A	369,303	10,466,047
Twenty-First Century Fox, Inc. Class B	20,442	569,718
Visteon Corporation*	4,668	476,416
Walt Disney Co. (The)	78,565	8,347,531

		101,994,472

Consumer Staples — 6.1%
Archer-Daniels-Midland Co.	12,748	527,512
Bunge, Ltd.	33,413	2,492,610
Coca-Cola Co. (The)	39,583	1,775,298
Colgate-Palmolive Co.	25,047	1,856,734
Conagra Brands, Inc.	199,730	7,142,345
CVS Health Corporation	181,206	14,579,835
Dean Foods Co.Δ	91,669	1,558,373
Dr. Pepper Snapple Group, Inc.	31,866	2,903,311
General Mills, Inc.	7,510	416,054
Ingredion, Inc.	23,259	2,772,705
Kimberly-Clark Corporation	3,790	489,327
Kraft Heinz Co. (The)	24,139	2,067,264
Kroger Co. (The)	17,815	415,446
Lancaster Colony Corporation	6,102	748,227
Mondelez International, Inc. Class A	45,733	1,975,208
Nu Skin Enterprises, Inc. Class A	39,707	2,495,188

	Shares	Value
PepsiCo, Inc.	124,101	$14,332,424
Pilgrim’s Pride CorporationΔ*	37,709	826,581
Procter & Gamble Co. (The)	109,752	9,564,887
Sanderson Farms, Inc.Δ	19,717	2,280,271
Walgreens Boots Alliance, Inc.	22,290	1,745,530
Wal-Mart Stores, Inc.	162,041	12,263,263

		85,228,393

Energy — 8.2%
Anadarko Petroleum
Corporation	14,890	675,113
Baker Hughes, Inc.Δ	153,400	8,361,834
Chevron Corporation	216,960	22,635,437
ConocoPhillips	313,122	13,764,843
Devon Energy Corporation	11,572	369,957
EOG Resources, Inc.	14,883	1,347,209
Exxon Mobil Corporation	300,574	24,265,339
Halliburton Co.	9,436	403,012
Kinder Morgan, Inc.	102,152	1,957,232
Marathon Petroleum Corporation	91,894	4,808,813
Murphy Oil Corporation	19,253	493,454
Nabors Industries, Ltd.Δ	368,423	2,998,963
Newfield Exploration Co.	96,900	2,757,774
Occidental Petroleum Corporation	195,186	11,685,786
Oceaneering International, Inc.	64,098	1,463,998
Phillips 66	64,195	5,308,285
Pioneer Natural Resources Co.	4,699	749,866
Southwestern Energy Co.Δ*	28,364	172,453
Tesoro Corporation	31,040	2,905,344
Valero Energy CorporationΔ	78,568	5,300,197
World Fuel Services Corporation	32,226	1,239,090

		113,663,999

Financials — 22.0%
Aflac, Inc.	86,192	6,695,395
Allstate Corporation (The)	78,112	6,908,225
Ally Financial, Inc.	93,316	1,950,304
American Express Co.	165,532	13,944,416
American International Group, Inc.	122,310	7,646,821
Assured Guaranty, Ltd.	72,906	3,043,096
Axis Capital Holdings, Ltd.	8,814	569,913
Bank of America Corporation	1,230,970	29,863,332
Bank of New York Mellon Corporation (The)	27,771	1,416,876
BB&T Corporation	18,900	858,249
Berkshire Hathaway, Inc. Class B*	54,716	9,267,249
BlackRock, Inc.	3,587	1,515,185
Capital One Financial Corporation	13,105	1,082,735
Charles Schwab Corporation (The)	7,924	340,415

See Notes to Financial Statements.

158

	Shares	Value
Citigroup, Inc.	384,517	$25,716,497
Citizens Financial Group, Inc.	139,944	4,993,202
CME Group, Inc.	10,271	1,286,340
Discover Financial Services	20,214	1,257,109
Everest Re Group, Ltd.	10,290	2,619,731
Franklin Resources, Inc.	4,984	223,233
Goldman Sachs Group, Inc. (The)	10,757	2,386,978
Hartford Financial Services Group, Inc. (The)	172,775	9,082,782
Intercontinental Exchange, Inc.	146,152	9,634,340
Invesco, Ltd.	97,400	3,427,506
JPMorgan Chase & Co.	482,390	44,090,446
Lazard, Ltd. Class A	30,648	1,419,922
Leucadia National Corporation	15,918	416,415
Lincoln National Corporation	45,316	3,062,455
MetLife, Inc.	24,535	1,347,953
MGIC Investment Corporation*	108,613	1,216,466
Morgan Stanley	47,827	2,131,171
Navient Corporation	29,976	499,100
New York Community Bancorp, Inc.	293,200	3,849,716
PNC Financial Services Group, Inc. (The)	12,688	1,584,351
Popular, Inc.	65,188	2,718,991
Prudential Financial, Inc.	72,418	7,831,283
Reinsurance Group of America, Inc.	34,601	4,442,422
S&P Global, Inc.	33,198	4,846,576
State Street Corporation	92,875	8,333,674
SunTrust Banks, Inc.	76,222	4,323,312
Synchrony Financial	164,289	4,899,098
Synovus Financial Corporation	89,560	3,962,134
Travelers Cos., Inc. (The)	58,739	7,432,246
U.S. Bancorp	47,105	2,445,692
Unum Group	59,032	2,752,662
Voya Financial, Inc.	117,126	4,320,778
Wells Fargo & Co.	423,341	23,457,325
XL Group, Ltd.	200,000	8,760,000
Zions Bancorporation	178,600	7,842,326

		303,716,443

Health Care — 12.6%
Abbott Laboratories	70,686	3,436,046
Aetna, Inc.	7,453	1,131,589
Agilent Technologies, Inc.	59,270	3,515,304
Alexion Pharmaceuticals, Inc.*	3,145	382,652
Amgen, Inc.	19,929	3,432,372
Anthem, Inc.	90,266	16,981,743
Baxter International, Inc.	119,665	7,244,519
Biogen, Inc.*	11,729	3,182,781
Bristol-Myers Squibb Co.	95,889	5,342,935
Bruker Corporation	42,695	1,231,324

	Shares	Value
Cardinal Health, Inc.	258,500	$20,142,320
Catalent, Inc.*	31,807	1,116,426
Centene Corporation*	72,028	5,753,597
Chemed CorporationΔ	9,484	1,939,762
Cigna Corporation	19,785	3,311,811
Danaher Corporation	22,347	1,885,863
Eli Lilly & Co.	41,448	3,411,170
Express Scripts Holding Co.*	178,100	11,369,904
Gilead Sciences, Inc.	174,769	12,370,150
HCA Healthcare, Inc.Δ*	11,675	1,018,060
Humana, Inc.	1,926	463,434
Johnson & Johnson	282,768	37,407,379
Laboratory Corporation of America Holdings*	12,463	1,921,047
McKesson Corporation	25,398	4,178,987
Quest Diagnostics, Inc.	51,247	5,696,616
Thermo Fisher Scientific, Inc.	7,062	1,232,107
United Therapeutics CorporationΔ*	19,745	2,561,519
UnitedHealth Group, Inc.	47,800	8,863,076
Vertex Pharmaceuticals, Inc.*	10,017	1,290,891
Zoetis, Inc.	40,252	2,510,920

		174,326,304

Industrials — 8.2%
CSX Corporation	2,379	129,798
Cummins, Inc.	26,122	4,237,511
Deere & Co.	35,500	4,387,445
Delta Air Lines, Inc.	124,782	6,705,785
Emerson Electric Co.	7,692	458,597
General Dynamics Corporation	38,550	7,636,755
General Electric Co.	569,121	15,371,958
Hawaiian Holdings, Inc.*	42,747	2,006,972
Honeywell International, Inc.	40,765	5,433,567
Lockheed Martin Corporation	2,178	604,634
ManpowerGroup, Inc.	40,072	4,474,039
Masco Corporation	92,666	3,540,768
Norfolk Southern Corporation	45,997	5,597,835
Owens Corning	62,362	4,173,265
Quanta Services, Inc.*	127,425	4,194,831
Raytheon Co.	6,390	1,031,857
Spirit AeroSystems Holdings, Inc. Class A	42,605	2,468,534
Spirit Airlines, Inc.*	25,929	1,339,233
Terex Corporation	173,160	6,493,500
Textron, Inc.	231,903	10,922,631
Timken Co. (The)	9,283	429,339
Union Pacific Corporation	1,810	197,127
United Continental Holdings, Inc.*	53,864	4,053,266
United Rentals, Inc.*	10,941	1,233,160
United Technologies Corporation	129,686	15,835,957

See Notes to Financial Statements.

159

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Waste Management, Inc.	3,656	$268,168

		113,226,532

Information Technology — 11.5%
Advanced Energy Industries, Inc.*	7,352	475,601
Amkor Technology, Inc.*	93,364	912,166
Applied Materials, Inc.	120,235	4,966,908
Aspen Technology, Inc.*	48,310	2,669,611
Cadence Design Systems, Inc.*	34,328	1,149,645
Cisco Systems, Inc.	459,954	14,396,560
Citrix Systems, Inc.*	13,499	1,074,251
Corning, Inc.	324,581	9,753,659
Cypress Semiconductor CorporationΔ	542,600	7,406,490
eBay, Inc.*	95,722	3,342,612
First Data Corporation*	219,500	3,994,900
Hewlett Packard Enterprise Co.	50,474	837,364
HP, Inc.	176,917	3,092,509
Intel Corporation	352,890	11,906,509
International Business Machines Corporation	8,751	1,346,166
Intuit, Inc.	16,596	2,204,115
Jabil Circuit, Inc.Δ	56,337	1,644,477
Lam Research Corporation	5,420	766,551
Micron Technology, Inc.*	124,887	3,729,126
Microsoft Corporation	347,152	23,929,187
ON Semiconductor CorporationΔ*	265,623	3,729,347
Oracle Corporation	365,895	18,345,975
QUALCOMM, Inc.	263,547	14,553,065
Synopsys, Inc.*	35,809	2,611,550
Texas Instruments, Inc.	104,200	8,016,106
VeriSign, Inc.Δ*	46,749	4,345,787
Western Digital Corporation	91,625	8,117,975

		159,318,212

Materials — 3.5%
Air Products & Chemicals, Inc.	89,314	12,777,261
Cabot Corporation	33,379	1,783,440
Celanese Corporation Series A	8,977	852,276
Chemours Co. (The)	30,064	1,140,027
Dow Chemical Co. (The)	123,391	7,782,270
E.I. du Pont de Nemours & Co.	101,300	8,175,923
Freeport-McMoRan, Inc.	308,400	3,703,884
Louisiana-Pacific Corporation*	42,228	1,018,117
Praxair, Inc.	1,107	146,733
Sealed Air Corporation	68,634	3,072,058
Trinseo SA	34,924	2,399,279
WestRock Co.	91,570	5,188,356

		48,039,624

Real Estate — 1.7%
CBRE Group, Inc. Class A*	66,783	2,430,901

	Shares	Value
Equity Residential REIT	7,701	$506,957
Hospitality Properties Trust REIT	102,504	2,987,991
Host Hotels & Resorts, Inc. REIT	147,859	2,701,384
Hudson Pacific Properties, Inc. REIT	37,664	1,287,732
Jones Lang LaSalle, Inc.	52,400	6,550,000
LaSalle Hotel Properties REITΔ	81,029	2,414,664
Mack-Cali Realty Corporation REIT	44,658	1,212,018
RLJ Lodging Trust REIT	106,793	2,121,977
Ryman Hospitality Properties, Inc. REITΔ	30,981	1,983,094
Simon Property Group, Inc. REIT	364	58,881

		24,255,599

Telecommunication Services — 3.4%
AT&T, Inc.	662,503	24,996,238
Sprint Corporation*	23,091	189,577
Telephone & Data Systems, Inc.	42,138	1,169,330
T-Mobile US, Inc.*	4,652	282,004
Verizon Communications, Inc.	445,935	19,915,457

		46,552,606

Utilities — 3.1%
AES Corporation	832,814	9,252,564
American Electric Power Co., Inc.	79,280	5,507,582
Dominion Energy, Inc.	22,336	1,711,608
Duke Energy Corporation	23,368	1,953,331
Edison International	32,962	2,577,299
Entergy Corporation	67,631	5,192,032
Exelon Corporation	128,483	4,634,382
NextEra Energy, Inc.	15,442	2,163,887
PG&E Corporation	17,398	1,154,705
Public Service Enterprise Group, Inc.	158,003	6,795,709
Southern Co. (The)	33,514	1,604,650

		42,547,749

Total Common Stocks (Cost $974,785,223)		1,212,869,933

FOREIGN COMMON STOCKS — 7.5%
Curacao — 0.2%
Schlumberger, Ltd.	40,423	2,661,450

France — 0.8%
Sanofi ADR	238,600	11,431,326

Ireland — 3.7%
Adient PLC	23,165	1,514,528
Eaton Corporation PLC	10,589	824,142
Johnson Controls International PLC	459,737	19,934,196
Mallinckrodt PLCΔ*	29,938	1,341,522
Medtronic PLC	262,137	23,264,659

See Notes to Financial Statements.

160

	Shares	Value
Pentair PLC	66,864	$4,449,130

		51,328,177

Netherlands — 0.4%
AerCap Holdings NV*	14,703	682,661
LyondellBasell Industries NV Class A	58,175	4,909,388
NXP Semiconductor NV*	4,622	505,878

		6,097,927

Switzerland — 0.2%
Chubb, Ltd.	16,308	2,370,857

United Kingdom — 2.2%
BP PLC ADR	338,300	11,722,095
GlaxoSmithKline PLC ADRΔ	235,200	10,141,824
Nielsen Holdings PLCΔ	216,100	8,354,426

		30,218,345

Total Foreign Common Stocks (Cost $101,518,490)		104,108,082

MONEY MARKET FUNDS — 4.6%
GuideStone Money Market Fund (Investor Class)¥	46,740,934	46,740,934
Northern Institutional Liquid Assets Portfolio§	16,019,825	16,019,825

Total Money Market Funds (Cost $62,760,759)		62,760,759

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡
(Cost $1,990,035)	$2,000,000	1,990,319

TOTAL INVESTMENTS —100.0% (Cost $1,141,054,507)		1,381,729,093
Other Assets in Excess of Liabilities — 0.0%		671,856

NET ASSETS — 100.0%		$1,382,400,949

PORTFOLIO SUMMARY (based on net assets)

%
Financials	22.0
Health Care	12.6
Information Technology	11.5
Energy	8.2
Industrials	8.2
Foreign Common Stocks	7.5
Consumer Discretionary	7.4
Consumer Staples	6.1
Money Market Funds	4.6
Materials	3.5
Telecommunication Services	3.4
Utilities	3.1
Real Estate	1.7
U.S. Treasury Obligation	0.2

100.0

See Notes to Financial Statements.

161

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,212,869,933	$1,212,869,933	$—	$—
Foreign Common Stocks	104,108,082	104,108,082	—	—
Money Market Funds	62,760,759	62,760,759	—	—
U.S. Treasury Obligation	1,990,319	—	1,990,319	—

Total Assets — Investments in Securities	$1,381,729,093	$1,379,738,774	$1,990,319	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(183,228)	$(183,228)	$—	$—

Total Liabilities — Other Financial Instruments	$(183,228)	$(183,228)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

162

GROWTH EQUITY FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS — 86.5%
Consumer Discretionary — 14.5%
Amazon.com, Inc.*	88,157	$85,335,976
Chipotle Mexican Grill, Inc.Δ*	23,087	9,606,501
Comcast Corporation Class A	196,200	7,636,104
Home Depot, Inc. (The)	45,700	7,010,380
Netflix, Inc.*	116,629	17,425,539
Priceline Group, Inc. (The)Δ*	15,730	29,423,280
Starbucks Corporation	280,995	16,384,818
TJX Cos., Inc. (The)	113,836	8,215,544
TripAdvisor, Inc.Δ*	179,272	6,848,190
Twenty-First Century Fox, Inc. Class A	131,100	3,715,374
Under Armour, Inc. Class AΔ*	155,112	3,375,237
Under Armour, Inc. Class CΔ*	158,716	3,199,715
Walt Disney Co. (The)	56,200	5,971,250
Yum China Holdings, Inc.*	270,631	10,670,980
Yum! Brands, Inc.	119,822	8,838,071

		223,656,959

Consumer Staples — 6.2%
Coca-Cola Co. (The)	450,150	20,189,227
Colgate-Palmolive Co.	69,000	5,114,970
Costco Wholesale Corporation	64,389	10,297,733
CVS Health CorporationΔ	64,300	5,173,578
Estee Lauder Cos., Inc. (The) Class A	115,580	11,093,368
Monster Beverage Corporation*	593,407	29,480,460
Procter & Gamble Co. (The)	165,365	14,411,560

		95,760,896

Energy — 0.2%
Pioneer Natural Resources Co.	24,000	3,829,920

Financials — 4.1%
American Express Co.	131,488	11,076,549
BlackRock, Inc.	14,700	6,209,427
Charles Schwab Corporation (The)	416,061	17,873,981
FactSet Research Systems, Inc.Δ	47,330	7,865,300
LendingClub CorporationΔ*	514,585	2,835,363
Nasdaq, Inc.	59,200	4,232,208
SEI Investments Co.	243,959	13,120,115

		63,212,943

Health Care — 16.4%
Alexion Pharmaceuticals, Inc.*	169,744	20,652,752
Amgen, Inc.	57,678	9,933,882
athenahealth, Inc.Δ*	48,363	6,797,420
Biogen, Inc.*	48,200	13,079,552
BioMarin Pharmaceutical, Inc.*	110,116	10,000,735
Celgene Corporation*	71,600	9,298,692
Cerner Corporation*	162,842	10,824,108

	Shares	Value
Danaher Corporation	163,552	$13,802,153
DENTSPLY SIRONA, Inc.	70,000	4,538,800
DexCom, Inc.Δ*	72,736	5,320,638
Edwards Lifesciences Corporation*	153,575	18,158,708
Illumina, Inc.*	66,257	11,496,915
Incyte Corporation*	100,800	12,691,728
Intuitive Surgical, Inc.*	13,971	13,068,054
Johnson & Johnson	35,210	4,657,931
Regeneron Pharmaceuticals, Inc.*	71,548	35,140,085
Thermo Fisher Scientific, Inc.	89,562	15,625,882
UnitedHealth Group, Inc.	39,870	7,392,695
Varex Imaging Corporation*	5,536	187,117
Varian Medical Systems, Inc.*	113,361	11,697,722
Zoetis, Inc.	306,939	19,146,855

		253,512,424

Industrials — 6.3%
A.O. Smith Corporation	142,817	8,044,882
Deere & Co.	99,594	12,308,822
Expeditors International of Washington, Inc.	254,255	14,360,322
Fortive Corporation	169,750	10,753,663
Honeywell International, Inc.	35,400	4,718,466
Rockwell Collins, Inc.	49,700	5,222,476
Roper Technologies, Inc.	55,379	12,821,900
United Parcel Service, Inc. Class B	153,453	16,970,367
W.W. Grainger, Inc.	19,560	3,531,167
Wabtec CorporationΔ	95,088	8,700,552

		97,432,617

Information Technology — 36.4%
Adobe Systems, Inc.*	279,660	39,555,110
Akamai Technologies, Inc.*	111,300	5,543,853
Alphabet, Inc. Class A*	46,127	42,883,349
Alphabet, Inc. Class C*	46,027	41,826,116
Amphenol Corporation Class A	175,903	12,985,160
Analog Devices, Inc.	28,331	2,204,152
ANSYS, Inc.*	60,362	7,344,848
Apple, Inc.	34,400	4,954,288
Autodesk, Inc.*	180,839	18,232,188
Automatic Data Processing, Inc.	42,479	4,352,398
Cisco Systems, Inc.	591,540	18,515,202
CoStar Group, Inc.*	17,700	4,665,720
eBay, Inc.*	72,800	2,542,176
Facebook, Inc. Class A*	533,854	80,601,277
FleetCor Technologies, Inc.*	59,663	8,604,001
Intuit, Inc.	75,373	10,010,288
Microsoft Corporation	324,039	22,336,008
Oracle Corporation	478,263	23,980,107
Palo Alto Networks, Inc.*	101,167	13,537,156
PayPal Holdings, Inc.*	336,116	18,039,346
QUALCOMM, Inc.	273,481	15,101,621
Red Hat, Inc.*	56,700	5,429,025

See Notes to Financial Statements.

163

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
salesforce.com, Inc.*	423,842	$36,704,717
ServiceNow, Inc.*	132,200	14,013,200
Snap, Inc. Class AΔ*	317,449	5,641,069
Splunk, Inc.Δ*	223,143	12,694,605
Texas Instruments, Inc.	52,200	4,015,746
TiVo Corporation	7	131
Visa, Inc. Class AΔ	839,600	78,737,688
Vmware, Inc.Δ*	41,800	3,654,574
Xilinx, Inc.	62,300	4,007,136

		562,712,255

Materials — 1.6%
Ecolab, Inc.	139,268	18,487,827
Monsanto Co.	47,200	5,586,592

		24,074,419

Real Estate — 0.8%
SBA Communications
Corporation REIT*	87,267	11,772,318

Total Common Stocks (Cost $1,009,344,103)		1,335,964,751

FOREIGN COMMON STOCKS — 8.5%
China — 4.5%
Alibaba Group Holding, Ltd. ADRΔ*	406,253	57,241,048
Baidu, Inc. ADR*	73,100	13,074,666

		70,315,714

France — 1.0%
Danone SA ADRΔ	1,085,853	16,309,512

Germany — 1.5%
Genpact, Ltd.	293,575	8,170,192
Schlumberger, Ltd.	222,862	14,673,234

		22,843,426

Netherlands — 0.8%
NXP Semiconductor NV*	109,353	11,968,686

Switzerland — 0.7%
Novartis AG ADR	123,870	10,339,429

Total Foreign Common Stocks (Cost $105,899,589)		131,776,767

MONEY MARKET FUNDS — 4.8%
GuideStone Money Market Fund (Investor Class)¥	62,285,366	62,285,366
Northern Institutional Liquid Assets Portfolio§	12,043,880	12,043,880

Total Money Market Funds (Cost $74,329,246)		74,329,246

	Par	Value
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 1.09%, 12/14/17Ω‡‡
(Cost $2,985,053)	$3,000,000	$2,985,478

TOTAL INVESTMENTS —100.0% (Cost $1,192,557,991)		1,545,056,242
Other Assets in Excess of Liabilities — 0.0%		183,721

NET ASSETS — 100.0%		$1,545,239,963

PORTFOLIO SUMMARY (based on net assets)

%
Information Technology	36.4
Health Care	16.4
Consumer Discretionary	14.5
Foreign Common Stocks	8.5
Industrials	6.3
Consumer Staples	6.2
Money Market Funds	4.8
Financials	4.1
Materials	1.6
Real Estate	0.8
Energy	0.2
U.S. Treasury Obligation	0.2

100.0

See Notes to Financial Statements.

164

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,335,964,751	$1,335,964,751	$—	$—
Foreign Common Stocks	131,776,767	131,776,767	—	—
Money Market Funds	74,329,246	74,329,246	—	—
U.S. Treasury Obligation	2,985,478	—	2,985,478	—

Total Assets — Investments in Securities	$1,545,056,242	$1,542,070,764	$2,985,478	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(279,778)	$(279,778)	$—	$—

Total Liabilities — Other Financial Instruments	$(279,778)	$(279,778)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosures in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

165

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS — 91.7%
Consumer Discretionary — 13.2%
1-800-Flowers.com, Inc.Δ*	60,815	$592,946
Aaron’s, Inc.	30,353	1,180,732
American Outdoor Brands CorporationΔ*	68,426	1,516,320
Bed Bath & Beyond, Inc.Δ	5,903	179,451
Big Lots, Inc.Δ	40,149	1,939,197
Bloomin’ Brands, Inc.	36,085	766,085
Bridgepoint Education, Inc.*	33,277	491,169
Bright Horizons Family Solutions, Inc.*	55,800	4,308,318
Brunswick Corporation	5,856	367,347
Cable One, Inc.	4,310	3,063,979
Capella Education Co.	11,316	968,650
Carriage Services, Inc.	31,890	859,754
Cavco Industries, Inc.*	5,600	726,040
Chegg, Inc.Δ*	157,500	1,935,675
Dave & Buster’s Entertainment, Inc.*	23,000	1,529,730
Destination XL Group, Inc.Δ*	330,288	776,177
Dick’s Sporting Goods, Inc.Δ	12,275	488,913
Five Below, Inc.Δ*	29,400	1,451,478
Floor & Decor Holdings, Inc.Δ*	5,400	212,004
Fox Factory Holding Corporation*	53,319	1,898,156
Gannett Co., Inc.	71,112	620,097
Gentherm, Inc.*	21,325	827,410
Grand Canyon Education, Inc.*	35,450	2,779,634
Gray Television, Inc.*	96,547	1,322,694
Haverty Furniture Cos., Inc.	33,610	843,611
Helen of Troy, Ltd.*	3,830	360,403
John Wiley & Sons, Inc.	2,470	130,292
Kona Grill, Inc.Δ*	28,230	104,451
LCI IndustriesΔ	28,590	2,927,616
Lear Corporation	12,403	1,762,218
Libbey, Inc.	51,019	411,213
Liberty TripAdvisor Holdings, Inc.*	45,038	522,441
Lithia Motors, Inc. Class AΔ	19,400	1,828,062
M/I Homes, Inc.*	44,298	1,264,708
Malibu Boats, Inc. Class A*	80,374	2,079,275
MCBC Holdings, Inc.*	53,634	1,048,545
Monro Muffler Brake, Inc.Δ	63,850	2,665,737
Motorcar Parts of America, Inc.Δ*	27,870	787,049
MSG Networks, Inc. Class A*	15,674	351,881
Nord Anglia Education, Inc.Δ*	63,400	2,064,938
Nutrisystem, Inc.	10,297	535,959
Office Depot, Inc.	135,545	764,474
Ollie’s Bargain Outlet Holdings, Inc.*	27,500	1,171,500
Papa John’s International, Inc.Δ	23,400	1,679,184

	Shares	Value
PICO Holdings, Inc.Δ*	17,391	$304,342
Rent-A-Center, Inc.	46,893	549,586
Skechers U.S.A., Inc. Class A*	77,250	2,278,875
SORL Auto Parts, Inc.Δ*	47,626	318,142
Steven Madden, Ltd.*	27,260	1,089,037
Strayer Education, Inc.	9,500	885,590
Tenneco, Inc.Δ	25,565	1,478,424
Time, Inc.	50,220	720,657
Tower International, Inc.	40,741	914,635
Unifi, Inc.*	22,431	690,875
Universal Electronics, Inc.*	57,916	3,871,685
Urban Outfitters, Inc.Δ*	6,775	125,609
Visteon Corporation*	14,802	1,510,692
William Lyon Homes Class AΔ*	54,000	1,303,560
ZAGG, Inc.*	233,543	2,020,147

		72,167,369

Consumer Staples — 1.3%
Adecoagro SA*	63,274	632,107
Andersons, Inc. (The)	11,598	396,072
Coca-Cola Bottling Co. ConsolidatedΔ	3,500	801,045
Dean Foods Co.Δ	66,451	1,129,667
Landec CorporationΔ*	35,820	531,927
Medifast, Inc.	25,780	1,069,096
Nu Skin Enterprises, Inc. Class A	2,637	165,709
Omega Protein Corporation	73,140	1,309,206
Sanderson Farms, Inc.Δ	8,372	968,222

		7,003,051

Energy — 4.5%
Archrock, Inc.	54,364	619,750
Callon Petroleum Co.*	70,680	749,915
Cosan, Ltd. Class A	111,184	712,689
Evolution Petroleum Corporation	24,279	196,660
Exterran Corporation*	20,253	540,755
Geopark, Ltd.*	50,421	380,679
Gulfport Energy Corporation*	226,270	3,337,483
Hallador Energy Co.	58,811	456,961
Keane Group, Inc.Δ*	63,900	1,022,400
Matador Resources Co.Δ*	63,200	1,350,584
McDermott International, Inc.*	165,825	1,188,965
Pacific Ethanol, Inc.*	61,330	383,313
PBF Energy, Inc. Class AΔ	106,462	2,369,844
PDC Energy, Inc.Δ*	26,300	1,133,793
Renewable Energy Group, Inc.Δ*	82,615	1,069,864
REX American Resources CorporationΔ*	11,562	1,116,427
RigNet, Inc.*	12,301	197,431
Ring Energy, Inc.*	166,453	2,163,889
RSP Permian, Inc.*	29,300	945,511
Southwestern Energy Co.Δ*	286,389	1,741,245

See Notes to Financial Statements.

166

	Shares	Value
Tsakos Energy Navigation, Ltd.Δ	35,224	$169,075
Whiting Petroleum CorporationΔ*	104,700	576,897
WildHorse Resource Development CorporationΔ*	75,000	927,750
World Fuel Services Corporation	35,951	1,382,316

		24,734,196

Financials — 15.2%
American Equity Investment Life Holding Co.	101,157	2,658,406
AMERISAFE, Inc.Δ	71,515	4,072,779
AmTrust Financial Services, Inc.Δ	16,330	247,236
Argo Group International Holdings, Ltd.	25,510	1,545,906
Assured Guaranty, Ltd.	52,876	2,207,044
Axis Capital Holdings, Ltd.	8,997	581,746
BancFirst Corporation	5,350	516,810
Bancorp, Inc. (The)*	63,646	482,437
BankUnited, Inc.	19,100	643,861
Berkshire Hills Bancorp, Inc.	32,253	1,133,693
Cadence BanCorp*	43,500	951,780
CenterState Banks, Inc.	60,565	1,505,646
Central Pacific Financial Corporation	55,736	1,754,012
Chemical Financial Corporation	36,431	1,763,625
CNO Financial Group, Inc.	147,296	3,075,540
Community Bank System, Inc.Δ	13,490	752,337
Cowen, Inc.Δ*	10,760	174,850
Enova International, Inc.*	8,702	129,225
Evercore Partners, Inc. Class A	7,104	500,832
Everest Re Group, Ltd.	5,763	1,467,202
FCB Financial Holdings, Inc. Class A*	24,500	1,169,875
Federal Agricultural Mortgage Corporation Class C	16,043	1,037,982
Financial Institutions, Inc.	27,400	816,520
First Commonwealth Financial Corporation	120,840	1,532,251
First Connecticut Bancorp, Inc.	13,025	334,091
FNB Corporation	148,710	2,105,734
GAMCO Investors, Inc. Class A	3,503	103,689
Garrison Capital, Inc.	10,979	90,687
Great Western Bancorp, Inc.Δ	29,965	1,222,872
Green Dot Corporation Class A*	44,687	1,721,790
Hamilton Lane, Inc. Class A	64,340	1,414,837
Hanmi Financial Corporation	28,682	816,003
HomeTrust Bancshares, Inc.*	15,611	380,908
Independent Bank Corporation	40,708	885,399

	Shares	Value
Infinity Property & Casualty Corporation	9,098	$855,212
INTL. FCStone, Inc.*	26,790	1,011,590
Investment Technology Group, Inc.	16,708	354,878
Lazard, Ltd. Class A	36,532	1,692,528
Leucadia National Corporation	38,825	1,015,662
LPL Financial Holdings, Inc.	10,644	451,944
MGIC Investment Corporation*	100,384	1,124,301
National General Holdings Corporation	45,140	952,454
OFG BancorpΔ	231,124	2,311,240
Old Second Bancorp, Inc.Δ	54,453	628,932
Pacific Premier Bancorp, Inc.*	48,835	1,802,011
Peapack Gladstone Financial Corporation	9,400	294,126
Pinnacle Financial Partners, Inc.	10,310	647,468
Piper Jaffray Cos.	12,038	721,678
Popular, Inc.	51,518	2,148,816
ProAssurance Corporation	44,350	2,696,480
QCR Holdings, Inc.	16,509	782,527
Regional Management Corporation*	26,842	634,276
Reinsurance Group of America, Inc.	19,137	2,456,999
Republic Bancorp, Inc.	1,341	47,874
Safeguard Scientifics, Inc.*	49,210	585,599
State Bank Financial Corporation	7,172	194,505
Stewart Information Services Corporation	29,568	1,341,796
Synovus Financial Corporation	34,615	1,531,368
Texas Capital Bancshares, Inc.*	23,360	1,808,064
Third Point Reinsurance, Ltd.*	53,633	745,499
TriCo Bancshares	14,068	494,490
Umpqua Holdings Corporation	101,540	1,864,274
United Community Banks, Inc.	132,773	3,691,089
United Community Financial CorporationΔ*	56,286	467,737
Universal Insurance Holdings, Inc.Δ	36,477	919,220
Voya Financial, Inc.	87,833	3,240,159
Wintrust Financial Corporation	20,090	1,535,680
WisdomTree Investments, Inc.Δ	185,900	1,890,603

		82,738,684

Health Care — 8.0%
Achaogen, Inc.Δ*	21,000	456,330
Addus HomeCare Corporation*	16,784	624,365

See Notes to Financial Statements.

167

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMEN (Continued)

	Shares	Value
Allscripts Healthcare Solutions, Inc.*	83,000	$1,059,080
Amedisys, Inc.*	31,200	1,959,672
American Renal Associates Holdings, Inc.Δ*	56,500	1,048,075
Applied Genetic Technologies CorporationΔ*	60,063	306,321
Avexis, Inc.*	3,200	262,912
Blueprint Medicines CorporationΔ*	13,600	689,112
Catalent, Inc.*	24,087	845,454
Catalyst Pharmaceuticals, Inc.Δ*	199,899	551,721
Civitas Solutions, Inc.*	95,000	1,662,500
Dermira, Inc.Δ*	57,800	1,684,292
Eagle Pharmaceuticals, Inc.Δ*	6,009	474,050
Emergent BioSolutions, Inc.*	37,300	1,264,843
Evolent Health, Inc. Class AΔ*	62,000	1,571,700
Five Star Quality Care, Inc.+*	2,086	—
Globus Medical, Inc. Class A*	32,390	1,073,728
Halyard Health, Inc.*	18,935	743,767
HealthEquity, Inc.Δ*	23,800	1,185,954
Inogen, Inc.*	23,800	2,270,996
iRhythm Technologies, Inc.Δ*	45,300	1,924,797
K2M Group Holdings, Inc.*	72,500	1,766,100
Kindred Biosciences, Inc.*	44,901	386,149
Lannett Co., Inc.Δ*	110,927	2,262,911
LHC Group, Inc.*	14,275	969,130
Masimo Corporation*	10,880	992,038
Molina Healthcare, Inc.*	13,125	907,988
Pfenex, Inc.*	44,206	177,266
Phibro Animal Health Corporation	16,566	613,770
PRA Health Sciences, Inc.*	24,000	1,800,240
Providence Service Corporation (The)*	19,508	987,300
Psychemedics Corporation	14,308	356,985
Quality Systems, Inc.*	12,839	220,959
R1 RCM, Inc.Δ*	132,532	496,995
Radius Health, Inc.Δ*	24,000	1,085,520
RadNet, Inc.*	38,224	296,236
Repligen CorporationΔ*	55,100	2,283,344
Retrophin, Inc.*	7,640	148,140
RTI Surgical, Inc.*	73,235	428,425
Spectranetics Corporation Class A*	15,200	583,680
US Physical Therapy, Inc.Δ	5,480	330,992
Vanda Pharmaceuticals, Inc.*	58,258	949,605
VIVUS, Inc.*	435,987	531,904
West Pharmaceutical Services, Inc.	35,020	3,310,090

		43,545,436

Industrials — 19.9%
ACCO Brands Corporation*	301,800	3,515,970

	Shares	Value
Advisory Board Co. (The)*	28,500	$1,467,750
AECOM*	4,645	150,173
Albany International Corporation Class A	64,500	3,444,300
Allegiant Travel Co.Δ	15,650	2,122,140
Applied Industrial Technologies, Inc.	26,675	1,575,159
Argan, Inc.	10,148	608,880
Astronics Corporation*	79,646	2,426,814
Atkore International Group, Inc.*	23,730	535,112
Atlas Air Worldwide Holdings, Inc.*	31,868	1,661,916
AZZ, Inc.	37,977	2,119,117
Beacon Roofing Supply, Inc.*	46,800	2,293,200
BMC Stock Holdings, Inc.*	34,450	752,733
CAI International, Inc.*	26,279	620,184
Clean Harbors, Inc.*	41,900	2,339,277
Columbus McKinnon Corporation	109,147	2,774,517
Commercial Vehicle Group, Inc.*	54,320	459,004
Continental Building Products, Inc.*	50,708	1,181,496
CRA International, Inc.	20,837	756,800
Crane Co.	3,235	256,794
Ducommun, Inc.*	57,297	1,809,439
EMCOR Group, Inc.	38,200	2,497,516
EnerSys, Inc.	40,090	2,904,521
Ennis, Inc.*	23,021	439,701
Exponent, Inc.	31,800	1,853,940
FreightCar America, Inc.	29,710	516,657
Global Brass & Copper Holdings, Inc.	25,570	781,164
Greenbrier Cos., Inc. (The)Δ	43,247	2,000,174
Hawaiian Holdings, Inc.*	17,983	844,302
Healthcare Services Group, Inc.	43,250	2,025,398
Huron Consulting Group, Inc.*	32,300	1,395,360
ICF International, Inc.*	41,400	1,949,940
Insteel Industries, Inc.	64,622	2,130,587
Interface, Inc.	24,899	489,265
JetBlue Airways Corporation*	51,380	1,173,005
KBR, Inc.Δ	101,400	1,543,308
Kforce, Inc.	22,537	441,725
Kimball International, Inc.	29,045	484,761
Knight Transportation, Inc.Δ	48,000	1,778,400
LB Foster Co. Class A	36,043	773,122
Lydall, Inc.*	36,532	1,888,704
ManpowerGroup, Inc.	20,068	2,240,592
Milacron Holdings Corporation*	124,400	2,188,196
Moog, Inc.*	14,708	1,054,858
MYR Group, Inc.*	30,086	933,268
NCI Building Systems, Inc.*	49,750	830,825
Neff Corporation Class AΔ*	23,240	441,560
NN, Inc.	91,434	2,509,863

See Notes to Financial Statements.

168

	Shares	Value
Old Dominion Freight Line, Inc.Δ	5,710	$543,820
On Assignment, Inc.*	95,910	5,193,526
Orbital ATK, Inc.	26,531	2,609,589
Owens Corning	36,053	2,412,667
Patrick Industries, Inc.*	69,833	5,087,334
Proto Labs, Inc.Δ*	19,400	1,304,650
Quanta Services, Inc.*	25,265	831,724
RBC Bearings, Inc.Δ*	17,700	1,801,152
Rexnord Corporation*	74,700	1,736,775
RPX Corporation*	75,299	1,050,421
SkyWest, Inc.Δ	6,296	220,990
Spirit AeroSystems Holdings, Inc. Class A	29,943	1,734,897
Spirit Airlines, Inc.*	13,700	707,605
Sterling Construction Co., Inc.*	50,068	654,389
TriNet Group, Inc.*	70,100	2,295,074
Triumph Group, Inc.Δ	23,693	748,699
UniFirst Corporation*	13,700	1,927,590
Viad Corporation	8,600	406,350
Wabash National CorporationΔ	49,583	1,089,834
WageWorks, Inc.Δ*	59,550	4,001,760
Watts Water Technologies, Inc. Class AΔ	15,800	998,560

		108,338,893

Information Technology — 16.9%
2U, Inc.Δ*	68,700	3,223,404
Alpha & Omega Semiconductor, Ltd.*	27,861	464,443
Ambarella, Inc.Δ*	8,380	406,849
American Software, Inc.	17,823	183,399
Amkor Technology, Inc.*	64,696	632,080
Aspen Technology, Inc.*	29,506	1,630,502
Autobytel, Inc.*	38,125	480,756
Blackhawk Network Holdings, Inc.*	39,300	1,713,480
Blackline, Inc.Δ*	39,900	1,426,026
BroadSoft, Inc.Δ*	37,000	1,592,850
Carbonite, Inc.*	38,300	834,940
CardConnect CorporationΔ*	77,600	1,167,880
Cision, Ltd.*	91,800	944,622
Cloudera, Inc.Δ*	52,000	833,040
Coherent, Inc.Δ*	7,880	1,772,921
Cohu, Inc.	30,172	474,907
Cypress Semiconductor CorporationΔ	46,231	631,053
DHI Group, Inc.*	136,866	390,068
Diodes, Inc.*	21,070	506,312
Electronics For Imaging, Inc.Δ*	41,600	1,971,008
Envestnet, Inc.*	86,500	3,425,400
ExlService Holdings, Inc.*	54,750	3,043,005
Fair Isaac Corporation	19,300	2,690,613
FARO Technologies, Inc.Δ*	34,100	1,288,980
Finisar CorporationΔ*	21,760	565,325
Integrated Device Technology, Inc.*	63,935	1,648,884

	Shares	Value
InterDigital, Inc.	35,970	$2,780,481
IXYS Corporation*	14,274	234,807
j2 Global, Inc.Δ	46,100	3,922,649
Jabil Circuit, Inc.Δ	38,593	1,126,530
KEMET Corporation*	35,289	451,699
Kimball Electronics, Inc.*	34,060	614,783
Kulicke & Soffa Industries, Inc.*	64,487	1,226,543
Littelfuse, Inc.	10,100	1,666,500
MACOM Technology Solutions Holdings, Inc.Δ*	40,100	2,236,377
MAXIMUS, Inc.	27,700	1,734,851
MKS Instruments, Inc.	98,537	6,631,540
Net 1 UEPS Technologies, Inc.*	56,634	558,411
New Relic, Inc.*	3,200	137,632
NIC, Inc.	86,400	1,637,280
Paycom Software, Inc.Δ*	49,700	3,399,977
Pegasystems, Inc.Δ	38,300	2,234,805
Progress Software Corporation	44,235	1,366,419
Q2 Holdings, Inc.*	80,600	2,978,170
Reis, Inc.Δ	54,238	1,152,558
Science Applications International Corporation	24,400	1,693,848
Synaptics, Inc.Δ*	45,750	2,365,733
Synchronoss Technologies, Inc.Δ*	54,254	892,478
Take-Two Interactive Software, Inc.Δ*	26,390	1,936,498
Teradyne, Inc.	40,933	1,229,218
TESSCO Technologies, Inc.	50,499	671,637
Tyler Technologies, Inc.Δ*	15,044	2,642,779
VeriFone Systems, Inc.Δ*	120,800	2,186,480
Vishay Intertechnology, Inc.Δ	118,062	1,959,829
Web.com Group, Inc.*	40,299	1,019,565
WEX, Inc.*	40,000	4,170,800
Zebra Technologies Corporation Class A*	7,404	744,250
Zix Corporation*	126,118	717,611

		92,265,485

Materials — 4.2%
A. Schulman, Inc.	19,118	611,776
Boise Cascade Co.*	26,706	811,862
Cabot Corporation	15,168	810,426
Chemours Co. (The)	14,398	545,972
Ferro Corporation*	35,120	642,345
FutureFuel Corporation	52,237	788,256
KMG Chemicals, Inc.	9,731	473,608
Koppers Holdings, Inc.*	65,282	2,359,944
LSB Industries, Inc.Δ*	145,080	1,498,676
Mercer International, Inc.Δ	74,592	857,808
Myers Industries, Inc.	41,659	747,779
Olympic Steel, Inc.	12,334	240,266
OMNOVA Solutions, Inc.*	166,759	1,625,900
Orion Engineered Carbons SAΔ	38,583	769,731
Owens-Illinois, Inc.*	31,550	754,676

See Notes to Financial Statements.

169

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
PolyOne Corporation	59,975	$2,323,432
Summit Materials, Inc. Class A*	80,524	2,324,728
Trinseo SA	22,348	1,535,308
UFP Technologies, Inc.*	7,012	198,440
United States Steel CorporationΔ	86,517	1,915,486
Universal Stainless & Alloy Products, Inc.*	55,449	1,081,256

		22,917,675

Real Estate — 5.6%
Ashford Hospitality Trust, Inc. REIT	162,420	987,514
Chesapeake Lodging Trust REIT	16,980	415,501
CubeSmart REIT	23,190	557,488
DiamondRock Hospitality Co. REIT	123,241	1,349,489
First Potomac Realty Trust REIT	46,728	519,148
HFF, Inc. Class A	56,600	1,967,982
Hospitality Properties Trust REIT	54,572	1,590,774
InfraREIT, Inc.Δ	34,850	667,377
Kennedy-Wilson Holdings, Inc.Δ	142,825	2,720,816
LaSalle Hotel Properties REITΔ	57,119	1,702,146
Mack-Cali Realty Corporation REIT	73,126	1,984,640
National Storage Affiliates Trust REIT	73,000	1,687,030
NexPoint Residential Trust, Inc. REIT	37,303	928,472
Physicians Realty Trust REIT	57,240	1,152,814
RLJ Lodging Trust REIT	14,472	287,559
RMR Group, Inc. (The) Class A	18,112	881,149
Ryman Hospitality Properties, Inc. REITΔ	22,939	1,468,325
Sabra Health Care REIT, Inc.Δ	48,026	1,157,426
Summit Hotel Properties, Inc. REITΔ	82,151	1,532,116
Terreno Realty Corporation REIT	47,869	1,611,270
Tier REIT, Inc.	66,129	1,222,064
UMH Properties, Inc. REIT	53,744	916,335
Washington Prime Group, Inc. REITΔ	141,846	1,187,251
Xenia Hotels & Resorts, Inc. REIT	87,944	1,703,475

		30,198,161

Telecommunication Services — 0.9%
Cogent Communications Holdings, Inc.Δ	35,500	1,423,550

	Shares	Value
Shenandoah Telecommunications Co.	77,500	$2,379,250
Vonage Holdings Corporation*	157,840	1,032,274

		4,835,074

Utilities — 2.0%
AES Corporation	138,435	1,538,013
AquaVenture Holdings, Ltd.Δ*	46,400	706,672
El Paso Electric Co.	15,126	782,014
Portland General Electric Co.	40,919	1,869,589
Southwest Gas Holdings, Inc.	24,123	1,762,426
Spire, Inc.	11,210	781,897
UGI Corporation	49,231	2,383,273
Vectren Corporation	20,963	1,225,078

		11,048,962

Total Common Stocks (Cost $428,894,517)		499,792,986

FOREIGN COMMON STOCKS — 2.9%
Australia — 0.1%
Tronox, Ltd.Δ	34,295	518,540

Belgium — 0.1%
Euronav NVΔ	70,203	554,604

Canada — 1.3%
Advantage Oil & Gas, Ltd.Δ*	92,063	621,425
Celestica, Inc.Δ*	69,955	949,989
Colliers International Group, Inc.	9,380	529,501
Dominion Diamond Corporation	77,111	968,514
FirstService Corporation	20,483	1,310,502
IMAX CorporationΔ*	84,800	1,865,600
Silvercorp Metals, Inc.Δ	158,305	503,410
Taseko Mines, Ltd.*	145,502	184,788

		6,933,729

Curacao — 0.2%
Orthofix International NV*	22,149	1,029,485

France — 0.5%
DBV Technologies SA ADRΔ*	28,800	1,028,448
Talend SA ADRΔ*	57,600	2,003,328

		3,031,776

Ireland — 0.1%
Mallinckrodt PLCΔ*	18,417	825,266

Israel — 0.2%
Mellanox Technologies, Ltd.Δ*	26,501	1,147,493
Nova Measuring Instruments, Ltd.*	1,401	30,948

		1,178,441

See Notes to Financial Statements.

170

	Shares	Value
Marshall Islands — 0.1%
Aegean Marine Petroleum Network, Inc.Δ	63,160	$369,486

United Kingdom — 0.3%
Cardtronics PLC Class A*	26,900	883,934
Signet Jewelers, Ltd.Δ	9,720	614,693

		1,498,627

Total Foreign Common Stocks (Cost $16,376,838)		15,939,954

MASTER LIMITED PARTNERSHIP — 0.8%
Compass Diversified Holdings (Cost $3,558,055)	238,065	4,154,234

	Par
CORPORATE BONDS — 0.0%
Lehman Escrow Bonds
0.00%, 07/19/17+Ω#	$160,000	—
0.00%, 08/07/17+Ω#	10,000	—
0.00%, 12/28/17+Ω#	120,000	—
0.00%, 08/19/45+Ω#	50,000	—

Total Corporate Bonds
(Cost $0)		—

	Shares
MONEY MARKET FUNDS — 12.7%
GuideStone Money Market Fund (Investor Class)¥	26,109,041	26,109,041
Northern Institutional Liquid Assets Portfolio§	43,102,599	43,102,599

Total Money Market Funds (Cost $69,211,640)		69,211,640

	Par
U. S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 1.09%, 12/14/17Ω‡‡ (Cost $1,393,025)	1,400,000	1,393,223

TOTAL INVESTMENTS — 108.3% (Cost $519,434,075)		590,492,037
Liabilities in Excess of Other Assets — (8.3)%		(45,349,797)

NET ASSETS — 100.0%		$545,142,240

PORTFOLIO SUMMARY (based on net assets)

	%
Industrials	19.9
Information Technology	16.9
Financial Services	15.2
Consumer Discretionary	13.2
Money Market Funds	12.7
Health Care	8.0
Real Estate	5.6
Energy	4.5
Materials	4.2
Foreign Common Stocks	2.9
Utilities	2.0
Consumer Staples	1.3
Telecommunication Services	0.9
Master Limited Partnership	0.8
U.S. Treasury Obligation	0.2
Corporate Bonds	—	**

	108.3

**	Rounds to less than 0.005%

See Notes to Financial Statements.

171

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$72,167,369	$72,167,369	$—	$—
Consumer Staples	7,003,051	7,003,051	—	—
Energy	24,734,196	24,734,196	—	—
Financials	82,738,684	82,738,684	—	—
Health Care	43,545,436	43,545,436	—	—	**
Industrials	108,338,893	108,338,893	—	—
Information Technology	92,265,485	92,265,485	—	—
Materials	22,917,675	22,917,675	—	—
Real Estate	30,198,161	30,198,161	—	—
Telecommunication Services	4,835,074	4,835,074	—	—
Utilities	11,048,962	11,048,962	—	—
Corporate Bonds	—	—	—	—	**
Foreign Common Stocks	15,939,954	15,939,954	—	—
Master Limited Partnership	4,154,234	4,154,234	—	—
Money Market Funds	69,211,640	69,211,640	—	—
U.S. Treasury Obligation	1,393,223	—	1,393,223	—

Total Assets — Investments in Securities	$590,492,037	$589,098,814	$1,393,223	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(121,853)	$(121,853)	$—	$—

Total Liabilities — Other Financial Instruments	$(121,853)	$(121,853)	$—	$—

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosures in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

172

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
FOREIGN COMMON STOCKS — 93.6%
Australia — 6.5%
AGL Energy, Ltd.	9,921	$194,445
Alumina, Ltd.Δ	20,465	30,200
Amcor, Ltd.	12,343	153,781
AMP, Ltd.	32,305	128,866
APA Group	9,268	65,321
ASX, Ltd.	2,247	92,587
Aurizon Holdings, Ltd.	25,222	103,907
AusNet Services	27,770	37,032
Australia & New Zealand Banking Group, Ltd.	32,216	711,142
Bank of Queensland, Ltd.	4,076	35,871
Bendigo and Adelaide Bank, Ltd.Δ	5,305	45,178
BHP Billiton, Ltd.	32,891	588,519
BlueScope Steel, Ltd.	5,856	59,457
Boral, Ltd.	12,539	66,980
Brambles, Ltd.	15,826	118,354
Caltex Australia, Ltd.	2,589	62,901
Challenger, Ltd.	6,640	68,081
CIMIC Group, Ltd.	1,187	35,435
Coca-Cola Amatil, Ltd.	13,078	92,778
Cochlear, Ltd.	717	85,666
Commonwealth Bank of Australia	18,548	1,180,539
Computershare, Ltd.	5,174	56,231
CSL, Ltd.	4,943	524,402
Dexus REIT	9,600	69,949
Domino’s Pizza Enterprises, Ltd.Δ	1,020	40,829
Flight Centre Travel Group, Ltd.Δ	1,053	30,998
Fortescue Metals Group, Ltd.	15,263	61,236
Goodman Group REIT	23,142	139,983
GPT Group (The) REIT	20,139	74,144
Harvey Norman Holdings, Ltd.Δ	9,185	26,968
Healthscope, Ltd.	21,042	35,742
Incitec Pivot, Ltd.	17,247	45,203
Insurance Australia Group, Ltd.	26,988	140,637
Lend Lease Group	5,556	71,101
Macquarie Group, Ltd.	3,969	269,976
Medibank Pvt., Ltd.	28,244	60,783
Mirvac Group REIT	50,361	82,447
National Australia Bank, Ltd.	29,275	665,798
Newcrest Mining, Ltd.	8,925	138,293
Orica, Ltd.	4,853	77,137
Origin Energy, Ltd.	19,723	103,991
Qantas Airways, Ltd.	4,384	19,274

	Shares	Value
QBE Insurance Group, Ltd.	15,735	$142,829
Ramsay Health Care, Ltd.	1,607	90,906
REA Group, Ltd.	873	44,554
Rio Tinto, Ltd.	4,176	203,076
Santos, Ltd.	17,955	41,815
Scentre Group REIT	56,458	175,744
SEEK, Ltd.	3,958	51,442
Sonic Healthcare, Ltd.	5,071	94,399
South32, Ltd.	58,584	120,674
Stockland REIT	27,645	93,066
Suncorp Group, Ltd.	13,771	156,861
Sydney Airport	10,990	59,889
Telstra Corporation, Ltd.	47,291	156,296
TPG Telecom, Ltd.Δ	4,589	20,104
Transurban Group	23,481	213,863
Vicinity Centres	34,448	68,045
Wesfarmers, Ltd.	17,797	548,792
Westfield Corporation REIT	21,009	129,665
Westpac Banking Corporation	36,038	845,091
Woodside Petroleum, Ltd.	8,928	204,970

		10,154,243

Austria — 0.2%
ANDRITZ AG	720	43,371
Erste Group Bank AG	3,328	127,431
OMV AG	1,954	101,400
Raiffeisen Bank International AG*	950	23,979
voestalpine AGΔ	552	25,723

		321,904

Belgium — 0.8%
Ageas	2,844	114,534
Colruyt SA	1,898	99,990
Groupe Bruxelles Lambert SA	1,963	188,982
KBC Groep NV	3,074	233,163
Proximus SADP	2,723	95,262
Solvay SA	1,154	154,870
Telenet Group Holding NV*	1,213	76,406
UCB SA	2,703	185,944
Umicore SA	1,333	92,719

		1,241,870

Canada — 0.0%
International Petroleum Corporation*	1	2

Denmark — 1.4%
AP Moeller - Maersk A/S Class A	78	148,923

See Notes to Financial Statements.

173

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
AP Moeller - Maersk A/S Class B	51	$102,543
Chr. Hansen Holding A/S	1,516	110,259
Coloplast A/S Class B	2,241	187,256
Danske Bank A/S	9,189	353,426
DONG Energy A/S 144A	1,983	89,520
DSV A/S	2,517	154,646
Genmab A/S	757	161,508
H Lundbeck A/S	1,284	72,066
ISS A/S	2,857	112,211
Novozymes A/S, B Shares	3,119	136,491
Pandora A/S	1,677	156,486
TDC A/S	8,509	49,483
Tryg A/S	3,476	76,030
VestasWind Systems A/S	2,437	224,970
William Demant Holding A/S	2,918	75,523

		2,211,341

Finland — 1.1%
Elisa OYJ	860	33,328
Fortum OYJ	5,093	79,867
Kone OYJ Class B	3,899	198,347
Metso OYJ	1,554	53,886
Neste OYJ	1,361	53,614
Nokia OYJ	65,477	400,511
Nokian Renkaat OYJ	669	27,691
Orion OYJ Class B	1,825	116,519
Sampo OYJ, A Shares	6,290	322,352
Stora Enso OYJ, R Shares	7,178	92,723
UPM-Kymmene OYJ	6,620	188,723
Wartsila OYJ Abp	1,465	86,591

		1,654,152

France — 9.6%
Accor SA	2,894	135,669
Aeroports de Paris	231	37,280
Air Liquide SA	4,448	549,687
Alstom SA*	1,430	49,995
Arkema SA	687	73,311
Atos SE	720	101,067
AXA SA	22,938	627,457
BNP Paribas SA	12,261	883,086
Bollore SAΔ	12,330	56,063
Bouygues SA	1,998	84,252
Bureau Veritas SA	3,678	81,391
Capgemini SE	1,772	183,122
Carrefour SAΔ	7,470	188,981
Casino Guichard Perrachon SA	458	27,128
Christian Dior SEΔ	961	274,786
Cie de St-GobainΔ	5,516	294,719
Cie Generale des Etablissements Michelin	1,437	191,044
CNP Assurances	2,393	53,720
Credit Agricole SA	12,791	205,771
Danone SA	9,695	728,724
Dassault Aviation SA	24	33,512
Dassault Systemes SA	1,492	133,754

	Shares	Value
Edenred	2,757	$71,890
Eiffage SA	840	76,330
Electricite de France SAΔ	7,268	78,711
Engie SA	19,597	295,788
Essilor International SA	2,757	350,788
Eurazeo SA	48	3,601
Eurofins Scientific SE Millicom International Cellular SA SDR	215	121,099
Eutelsat Communications SA	1,634	41,730
Fonciere Des Regions	707	65,585
Gecina SA REIT	503	78,908
Groupe Eurotunnel SE	5,218	55,652
Hermes International	345	170,482
ICADE REIT	531	44,576
Iliad SA	257	60,791
Imerys SA	21	1,826
Ingenico GroupΔ	673	61,101
Ipsen SA	640	87,607
JCDecaux SAΔ	1,071	35,132
Kering	1,025	349,104
Klepierre REIT	3,685	151,034
L’Oreal SA	3,123	650,609
Lagardere SCA	494	15,601
Legrand SA	2,556	178,809
Natixis SA	11,553	77,549
Orange SAΔ	22,045	349,732
Peugeot SA	3,975	79,292
Publicis Groupe SAΔ	2,369	176,713
Renault SAΔ	1,904	172,341
Rexel SA	2,931	47,955
Safran SAΔ	3,469	317,920
Sanofi	13,652	1,306,039
Schneider Electric SE	6,272	481,893
SCOR SE	1,503	59,585
SEB SA	418	75,074
SES SAΔ	3,858	90,442
Societe BIC SA	295	35,007
Societe Generale SA	8,362	449,932
Sodexo SA	1,234	159,546
Suez	3,491	64,653
Thales SA	918	98,810
TOTAL SA	27,071	1,338,335
Unibail-Rodamco SE REITΔ	1,439	362,650
Valeo SA	2,451	165,137
Veolia Environnement SA	5,489	115,981
Vinci SA	5,959	508,618
Vivendi SA	11,829	263,319
Wendel SA	233	34,489
Zodiac Aerospace	2,025	54,930

		14,927,215

Germany — 8.5%
adidas AG	2,142	410,398
Allianz SE	5,353	1,054,041
Axel Springer SEΔ	360	21,628
BASF SE	10,418	964,883

See Notes to Financial Statements.

174

	Shares	Value
Bayerische Motoren Werke AG	3,758	$348,870
Beiersdorf AG	1,495	157,160
Brenntag AG	1,403	81,211
Commerzbank AGΔ*	11,608	138,282
Continental AG	1,223	263,935
Covestro AG 144A	1,188	85,768
Daimler AG	10,567	764,819
Deutsche Bank AG	22,655	401,716
Deutsche Boerse AG	2,301	242,888
Deutsche Lufthansa AG	2,431	55,323
Deutsche Post AG	11,286	423,060
Deutsche Telekom AG	39,020	700,588
DeutscheWohnen AG	4,402	168,379
E.ON SE	26,940	253,787
Evonik Industries AG	1,751	55,967
Fraport AG Frankfurt Airport ServicesWorldwide	338	29,841
Fresenius Medical Care AG & Co. KGaA	3,048	293,019
Fresenius SE & Co. KGaA	5,622	481,973
GEA Group AGΔ	2,114	86,512
Hannover Rueck SE	793	95,056
HeidelbergCement AG	1,752	169,389
Henkel AG & Co KGaA	1,482	179,253
HOCHTIEF AG	215	39,388
HUGO BOSS AGΔ	951	66,583
Infineon Technologies AG	11,974	252,803
Innogy SE 144A	1,400	55,110
K+S AGΔ	1,931	49,447
LANXESS AG	939	71,095
Linde AG	2,207	417,936
Merck KGaA	2,991	361,260
METRO AG	2,082	70,280
Muenchener Rueckversicherungs-Gesellschaft AG	1,808	364,577
OSRAM Licht AG	655	52,181
ProSiebenSat.1 Media SE	2,829	118,389
RWE AG	5,478	109,148
SAP SE	11,250	1,175,058
Siemens AG	8,662	1,190,659
Symrise AG	1,436	101,721
Telefonica Deutschland Holding AG	8,893	44,417
thyssenKrupp AGΔ	4,347	123,503
TUI AG	5,007	72,974
United Internet AG	1,502	82,593
Volkswagen AGΔ	584	90,547
Vonovia SE	6,071	241,060
Zalando SE 144AΔ	1,333	60,915

		13,139,390

Hong Kong — 3.0%
AIA Group, Ltd.	132,200	966,002
ASM Pacific Technology, Ltd.	3,200	43,241
Bank of East Asia, Ltd. (The)	12,668	54,437

	Shares	Value
BOC Hong Kong Holdings, Ltd.	40,500	$193,748
Cheung Kong Property Holdings, Ltd.	30,500	238,884
CK Hutchison Holdings, Ltd.	29,000	364,011
CK Infrastructure Holdings, Ltd.	7,000	58,816
CLP Holdings, Ltd.	17,500	185,144
First Pacific Co., Ltd.	18,000	13,280
Hang Lung Group, Ltd.	12,000	49,645
Hang Lung Properties, Ltd.	26,000	64,938
Hang Seng Bank, Ltd.	8,100	169,419
Henderson Land Development Co., Ltd.	14,278	79,643
HK Electric Investments & HK Electric Investments, Ltd. 144A	25,000	22,991
HKT Trust & HKT, Ltd.	48,000	62,955
Hong Kong & China Gas Co., Ltd.	91,421	171,895
Hong Kong Exchanges and Clearing, Ltd.	13,155	340,019
Hysan Development Co., Ltd.	9,000	42,940
Kerry Properties, Ltd.	5,000	16,971
Li & Fung, Ltd.	60,000	21,825
Link REIT	24,500	186,399
MTR Corporation, Ltd.	16,387	92,246
New World Development Co., Ltd.	74,546	94,621
NWS Holdings, Ltd.	13,399	26,360
PCCW, Ltd.	55,000	31,278
Power Assets Holdings, Ltd.	16,500	145,716
Shangri-La Asia, Ltd.	32,000	54,266
Sino Land Co., Ltd.	30,632	50,220
Sun Hung Kai Properties, Ltd.	16,000	235,057
Swire Pacific, Ltd. Class A	6,500	63,481
Swire Properties, Ltd.	13,000	42,876
Techtronic Industries Co., Ltd.	17,500	80,468
WH Group, Ltd. 144A	113,500	114,555
Wharf Holdings, Ltd. (The)	15,000	124,304
Wheelock & Co., Ltd.	8,000	60,352
Yue Yuen Industrial
Holdings, Ltd.	8,000	33,199

		4,596,202

Ireland — 0.5%
Bank of Ireland*	288,122	75,688
CRH PLC	9,619	340,302
DCC PLC	671	61,089
James Hardie Industries PLC CDI	5,216	82,185
Kerry Group PLC Class A	2,819	242,541

		801,805

Israel — 0.5%
Azrieli Group	958	53,216
Bank Hapoalim BM	15,980	107,756

See Notes to Financial Statements.

175

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Bank Leumi Le-Israel BM	19,282	$93,682
Bezeq The Israeli Telecommunication Corporation, Ltd.	51,814	85,949
Check Point Software Technologies, Ltd.*	1,500	163,620
Elbit Systems, Ltd.	512	63,157
Frutarom Industries, Ltd.	340	23,736
Israel Chemicals, Ltd.	20,530	96,845
Mizrahi Tefahot Bank, Ltd.	1,129	20,528
NICE, Ltd.	1,027	80,913
Taro Pharmaceuticals Industries, Ltd.Δ*	300	33,618

		823,020

Italy — 1.8%
Assicurazioni Generali SpA	12,486	205,499
Atlantia SpA	4,528	127,429
Enel SpA	84,567	453,385
Eni SpA	28,645	430,554
Intesa Sanpaolo SpA	149,866	473,604
Leonardo SpA	3,992	66,340
Luxottica Group SpA	2,060	119,171
Mediobanca SpA	3,955	39,029
Poste Italiane SpA 144A	1,382	9,463
Prysmian SpA	1,011	29,734
Recordati SpA	1,825	74,039
Saipem SpAΔ*	7,412	27,376
Snam SpA	19,199	83,678
Telecom Italia SpA*	170,573	151,775
Tenaris SAΔ	5,417	84,453
Terna Rete Elettrica Nazionale SpA	6,216	33,553
UniCredit SpA	22,553	421,158

		2,830,240

Japan — 22.0%
ABC-Mart, Inc.	100	5,877
Acom Co., Ltd.Δ	3,200	14,595
AEON Co., Ltd.	7,100	107,755
AEON Financial Service Co., Ltd.	800	16,914
AEON Mall Co., Ltd.	900	17,700
AirWater, Inc.	2,000	36,701
Aisin Seiki Co., Ltd.	1,900	97,133
Ajinomoto Co., Inc.	9,400	202,793
Alfresa Holdings Corporation	1,900	36,606
Alps Electric Co., Ltd.	2,100	60,493
Amada Holdings Co., Ltd.	4,700	54,240
ANA Holdings, Inc.	13,000	45,123
Aozora Bank, Ltd.	5,000	19,026
Asahi Glass Co., Ltd.	2,000	84,108
Asahi Kasei Corporation	13,000	139,564
ASICS Corporation	1,700	31,468
Astellas Pharma, Inc.	24,200	295,736
Bandai Namco Holdings, Inc.	2,400	81,725
Bank of Kyoto, Ltd. (The)	3,000	28,273
Benesse Holdings, Inc.	500	18,849
Bridgestone Corporation	7,000	301,222

	Shares	Value
Brother Industries, Ltd.	1,900	$43,803
Calbee, Inc.Δ	2,100	82,432
Canon, Inc.Δ	11,800	400,345
Casio Computer Co., Ltd.	2,100	32,244
Central Japan Railway Co.	1,600	260,467
Chiba Bank, Ltd. (The)	7,000	50,660
Chubu Electric Power Co., Inc.	7,000	92,887
Chugai Pharmaceutical Co., Ltd.	2,600	97,204
Chugoku Bank, Ltd. (The)	1,300	19,418
Chugoku Electric Power Co., Inc. (The)	3,100	34,149
Coca-Cola Bottlers Japan, Inc.	2,700	78,017
Concordia Financial Group, Ltd.	13,500	68,007
Credit Saison Co., Ltd.	1,200	23,408
CYBERDYNE, Inc.Δ*	1,200	15,950
Dai Nippon Printing Co., Ltd.	6,000	66,575
Daicel Corporation	3,100	38,504
Dai-ichi Life Insurance Co., Ltd.	11,500	207,199
Daiichi Sankyo Co., Ltd.	7,000	164,739
Daikin Industries, Ltd.	2,700	275,341
Daito Trust Construction Co., Ltd.	700	108,882
Daiwa House Industry Co., Ltd.	6,300	214,976
Daiwa House Investment Corporation REIT	13	30,849
Daiwa Securities Group, Inc.	17,000	100,632
DeNA Co., Ltd.	1,200	26,843
Denso Corporation	5,500	231,883
Dentsu, Inc.	2,200	105,037
Disco Corporation	300	47,797
Don Quijote Holdings Co., Ltd.	1,000	37,875
East Japan Railway Co.	3,600	343,916
Eisai Co., Ltd.	3,300	182,054
Electric Power Development Co., Ltd.	1,500	37,048
FamilyMart UNY Holdings Co., Ltd.	800	45,735
FANUC Corporation	2,100	404,316
Fast Retailing Co., Ltd.	600	199,618
Fuji Electric Co., Ltd.	5,000	26,317
FUJIFILM Holdings Corporation	4,700	168,820
Fujitsu, Ltd.	20,000	147,197
Fukuoka Financial Group, Inc.	8,000	37,982
Hachijuni Bank, Ltd. (The)	5,000	31,696
Hakuhodo DY Holdings, Inc.	1,900	25,187
Hamamatsu Photonics KK	1,200	36,808
Hankyu Hanshin Holdings, Inc.	2,600	93,390
Hikari Tsushin, Inc.	200	21,018
Hino Motors, Ltd.	2,100	23,283

See Notes to Financial Statements.

176

	Shares	Value
Hirose Electric Co., Ltd.	300	$42,729
Hiroshima Bank, Ltd. (The)	6,000	26,566
Hisamitsu Pharmaceutical Co., Inc.	900	43,050
Hitachi Chemical Co., Ltd.	1,200	35,741
Hitachi Construction Machinery Co., Ltd.	900	22,461
Hitachi High-Technologies Corporation	600	23,258
Hitachi Metals, Ltd.	2,000	27,775
Hitachi, Ltd.	52,000	318,727
Honda Motor Co., Ltd.	18,700	509,418
Hoshizaki Corporation	600	54,199
Hoya Corporation	4,100	212,628
Hulic Co., Ltd.	2,400	24,475
Idemitsu Kosan Co., Ltd.	700	19,853
IHI Corporation	15,000	50,945
Iida Group Holdings Co., Ltd.	2,500	41,587
Inpex Corporation	10,400	99,955
Isetan Mitsukoshi Holdings, Ltd.	3,600	36,040
Isuzu Motors, Ltd.	5,000	61,614
ITOCHU Corporation	16,300	241,873
J. Front Retailing Co., Ltd.	3,400	52,115
Japan Airlines Co., Ltd.	1,200	37,064
Japan Airport Terminal Co., Ltd.	400	15,275
Japan Exchange Group, Inc.	6,600	119,413
Japan Post Bank Co., Ltd.	3,800	48,583
Japan Post Holdings Co., Ltd.	5,700	70,645
Japan Prime Realty Investment Corporation REIT	9	31,167
Japan Real Estate Investment Corporation REIT	13	64,610
Japan Retail Fund Investment Corporation REIT	25	46,121
JFE Holdings, Inc.	5,300	91,911
JGC Corporation	2,000	32,398
JSR Corporation	1,500	25,832
JTEKT Corporation	2,600	37,957
JXTG Holdings, Inc.	32,350	141,135
Kajima Corporation	9,000	75,857
Kakaku.com, Inc.	1,200	17,209
Kamigumi Co., Ltd.	2,000	20,947
Kaneka Corporation	3,000	22,832
Kansai Electric Power Co., Inc. (The)	8,200	112,784
Kansai Paint Co., Ltd.	2,000	45,966
Kao Corporation	5,800	344,055
Kawasaki Heavy Industries, Ltd.	15,000	44,277
KDDI Corporation	19,200	507,846
Keihan Holdings Co., Ltd.	2,000	12,696
Keikyu Corporation	4,000	48,117
Keio Corporation	7,000	58,502
Keisei Electric Railway Co., Ltd.	1,500	40,009

	Shares	Value
Keyence Corporation	1,000	$438,675
Kikkoman Corporation	3,000	95,755
Kintetsu Group Holdings Co., Ltd.	15,000	57,746
Kobe Steel, Ltd.*	2,500	25,650
Koito Manufacturing Co., Ltd.	1,100	56,528
Komatsu, Ltd.	9,800	248,714
Konami Holdings Corporation	1,100	61,027
Konica Minolta, Inc.	4,700	38,946
Kose Corporation	300	32,727
Kubota Corporation	10,800	181,240
Kuraray Co., Ltd.	3,600	65,230
KuritaWater Industries, Ltd.	900	24,485
Kyocera Corporation	3,400	196,669
Kyowa Hakko Kirin Co., Ltd.	3,000	55,666
Kyushu Electric Power Co., Inc.Δ	4,400	53,359
Kyushu Financial Group, Inc.	3,700	23,323
Kyushu Railway Co.	1,100	35,648
Lawson, Inc.	600	41,929
LINE Corporation*	300	10,336
Lion Corporation	2,000	41,360
LIXIL Group Corporation	2,600	64,934
M3, Inc.	2,100	57,786
Mabuchi Motor Co., Ltd.	400	19,880
Makita Corporation	2,200	81,271
Marubeni Corporation	19,900	128,414
Marui Group Co., Ltd.	1,900	27,974
Maruichi Steel Tube, Ltd.	400	11,611
Mazda Motor Corporation	5,700	79,463
McDonald’s Holdings Co. Japan, Ltd.Δ	500	19,160
Mebuki Financial Group, Inc.	9,150	34,005
Medipal Holdings Corporation	2,200	40,645
MEIJI Holdings Co., Ltd.	2,000	161,992
MINEBEA MITSUMI, Inc.	4,000	64,192
Miraca Holdings, Inc.	500	22,449
MISUMI Group, Inc.	2,200	50,191
Mitsubishi Chemical Holdings Corporation	15,400	127,349
Mitsubishi Corporation	17,300	362,381
Mitsubishi Electric Corporation	22,000	315,990
Mitsubishi Estate Co., Ltd.	14,000	260,582
Mitsubishi Gas Chemical Co., Inc.	2,500	52,789
Mitsubishi Heavy Industries, Ltd.	38,000	155,345
Mitsubishi Materials Corporation	1,200	36,275
Mitsubishi Motors Corporation	6,300	41,449
Mitsubishi Tanabe Pharma Corporation	2,400	55,394
Mitsubishi UFJ Financial Group, Inc.	130,000	872,407

See Notes to Financial Statements.

177

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,000	$21,836
Mitsui & Co., Ltd.	18,300	261,219
Mitsui Chemicals, Inc.	8,000	42,321
Mitsui Fudosan Co., Ltd.	10,000	238,320
Mitsui OSK Lines, Ltd.	13,000	38,142
Mixi, Inc.	300	16,670
Mizuho Financial Group, Inc.	260,500	475,721
MS&AD Insurance Group Holdings, Inc.	5,400	181,192
Murata Manufacturing Co., Ltd.	2,200	333,888
Nabtesco Corporation	1,000	29,029
Nagoya Railroad Co., Ltd.	5,000	23,294
NEC Corporation	29,000	76,835
Nexon Co., Ltd.	2,200	43,423
NGK Insulators, Ltd.	3,000	59,720
NGK Spark Plug Co., Ltd.	1,900	40,357
NH Foods, Ltd.	3,000	91,087
Nidec Corporation	2,500	255,835
Nikon Corporation	3,500	55,888
Nintendo Co., Ltd.	1,200	402,009
Nippon Building Fund, Inc. REITΔ	14	71,447
Nippon Electric Glass Co., Ltd.	600	21,792
Nippon Express Co., Ltd.	10,000	62,503
Nippon Paint Holdings Co., Ltd.Δ	1,900	71,794
Nippon Prologis REIT, Inc.	17	36,184
Nippon Steel & Sumitomo Metal Corporation	8,200	185,033
Nippon Telegraph & Telephone Corporation	7,200	339,916
Nippon Yusen KK*	17,000	31,589
Nissan Chemical Industries, Ltd.	1,600	52,776
Nissan Motor Co., Ltd.	26,600	264,404
Nisshin Seifun Group, Inc.	5,500	90,220
Nissin Foods Holdings Co., Ltd.	1,600	99,862
Nitori Holdings Co., Ltd.	900	120,347
Nitto Denko Corporation	1,700	139,658
NOK Corporation	800	16,886
Nomura Holdings, Inc.	39,100	234,096
Nomura Real Estate Holdings, Inc.	2,000	39,191
Nomura Real Estate Master Fund, Inc. REIT	37	50,561
Nomura Research Institute, Ltd.	1,419	55,826
NSK, Ltd.	4,700	58,627
NTT Data Corporation	7,000	77,795
NTT DOCOMO, Inc.	15,400	363,110
Obayashi Corporation	7,300	85,737
Obic Co., Ltd.	600	36,808
Odakyu Electric Railway Co., Ltd.	3,000	60,440
Oji Holdings Corporation	8,000	41,254

	Shares	Value
Olympus Corporation	3,200	$116,648
Omron Corporation	2,100	91,020
Ono Pharmaceutical Co., Ltd.	4,900	106,778
Oracle Corporation	700	45,370
Oriental Land Co., Ltd.	2,400	162,340
ORIX Corporation	14,800	228,958
Osaka Gas Co., Ltd.	23,000	93,963
Otsuka Corporation	400	24,788
Otsuka Holdings Co., Ltd.	5,100	217,195
Panasonic Corporation	24,500	331,967
Park24 Co., Ltd.	800	20,314
Pola Orbis Holdings, Inc.	800	21,068
Rakuten, Inc.	11,300	132,817
Recruit Holdings Co., Ltd.	12,000	206,019
Resona Holdings, Inc.	23,900	131,426
Ricoh Co., Ltd.	6,400	56,446
Rinnai Corporation	300	27,926
Rohm Co., Ltd.	1,000	76,728
Ryohin Keikaku Co., Ltd.	200	49,913
Santen Pharmaceutical Co., Ltd.	3,600	48,779
SBI Holdings, Inc.	1,500	20,298
Secom Co., Ltd.	2,300	174,328
Seibu Holdings, Inc.	2,300	42,473
Seiko Epson Corporation	3,000	66,655
Sekisui Chemical Co., Ltd.	4,000	71,518
Sekisui House, Ltd.	6,900	121,436
Seven & i Holdings Co., Ltd.	8,200	337,405
Seven Bank, Ltd.	4,800	17,156
Sharp CorporationΔ*	14,000	51,905
Shimadzu Corporation	2,000	38,017
Shimamura Co., Ltd.	200	24,468
Shimano, Inc.	800	126,464
Shimizu Corporation	6,000	63,534
Shin-Etsu Chemical Co., Ltd.	4,200	380,325
Shinsei Bank, Ltd.	4,000	6,970
Shionogi & Co., Ltd.	3,400	189,203
Shiseido Co., Ltd.	4,300	152,693
Shizuoka Bank, Ltd. (The)	5,000	45,121
Showa Shell Sekiyu KK	1,500	13,896
SMC Corporation	600	182,174
SoftBank Group Corporation	8,700	703,658
Sohgo Security Services Co., Ltd.	600	26,993
Sompo Holdings, Inc.	3,700	142,737
Sony Corporation	13,500	514,434
Sony Financial Holdings, Inc.	2,000	34,034
Stanley Electric Co., Ltd.	1,300	39,182
Start Today Co., Ltd.	1,500	36,875
Subaru Corporation	6,600	222,161
Sumitomo Chemical Co., Ltd.	17,000	97,639
Sumitomo Corporation	12,400	161,181
Sumitomo Dainippon Pharma Co., Ltd.	2,000	27,259
Sumitomo Electric Industries, Ltd.	8,000	123,050

See Notes to Financial Statements.

178

	Shares	Value
Sumitomo Heavy Industries, Ltd.	6,000	$39,529
Sumitomo Metal Mining Co., Ltd.	5,000	66,704
Sumitomo Mitsui Financial Group, Inc.	15,200	591,783
Sumitomo Mitsui Trust Holdings, Inc.	4,300	153,649
Sumitomo Realty & Development Co., Ltd.	4,000	123,227
Sumitomo Rubber Industries, Inc.	1,400	23,600
Sundrug Co., Ltd.	800	29,802
Suntory Beverage & Food, Ltd.	2,400	111,385
Suruga Bank, Ltd.	1,500	36,301
Suzuken Co., Ltd.	900	29,847
Suzuki Motor Corporation	3,600	170,598
Sysmex Corporation	1,700	101,418
T&D Holdings, Inc.	6,200	94,233
Taiheiyo Cement Corporation	12,000	43,636
Taisei Corporation	10,000	91,220
Taisho Pharmaceutical Holdings Co., Ltd.	300	22,805
Taiyo Nippon Sanso Corporation	1,200	13,454
Takashimaya Co., Ltd.	3,000	28,513
Takeda Pharmaceutical Co., Ltd.	8,300	421,291
TDK Corporation	1,600	105,126
Teijin, Ltd.	1,600	30,741
Terumo Corporation	3,300	129,829
THK Co., Ltd.	1,000	28,273
Tobu Railway Co., Ltd.	10,000	54,501
Toho Co., Ltd.	1,600	49,220
Toho Gas Co., Ltd.	2,000	14,545
Tohoku Electric Power Co., Inc.	5,500	76,039
Tokio Marine Holdings, Inc.	7,200	297,730
Tokyo Electric Power Co. Holdings, Inc.*	16,800	69,157
Tokyo Electron, Ltd.	1,600	215,657
Tokyo Gas Co., Ltd.	22,000	114,288
Tokyo Tatemono Co., Ltd.	2,300	30,101
Tokyu Corporation	14,000	106,673
Tokyu Fudosan Holdings Corporation	5,600	33,060
Toppan Printing Co., Ltd.	7,000	76,675
Toray Industries, Inc.	16,000	133,761
Toshiba Corporation*	46,000	111,161
Tosoh Corporation	7,000	71,634
TOTO, Ltd.	1,200	45,770
Toyo Seikan Group Holdings, Ltd.	2,300	38,771
Toyo Suisan Kaisha, Ltd.	2,700	103,343
Toyoda Gosei Co., Ltd.	500	11,909
Toyota Industries Corporation	1,600	84,072
Toyota Motor Corporation	28,516	1,494,063
Toyota Tsusho Corporation	2,100	62,827

	Shares	Value
Trend Micro, Inc.	1,200	$61,774
Tsuruha Holdings, Inc.	400	42,427
Unicharm Corporation	4,500	112,905
United Urban Investment Corporation REITΔ	28	39,956
USS Co., Ltd.	1,400	27,795
West Japan Railway Co.	1,900	134,060
Yahoo Japan CorporationΔ	17,200	74,779
Yakult Honsha Co., Ltd.	1,500	102,023
Yamada Denki Co., Ltd.	7,600	37,704
Yamaguchi Financial Group, Inc.	2,000	24,130
Yamaha Corporation	1,800	62,094
Yamaha Motor Co., Ltd.Δ	3,100	79,874
Yamato Holdings Co., Ltd.	4,400	89,134
Yamazaki Baking Co., Ltd.	4,000	79,627
Yaskawa Electric Corporation	2,600	55,040
Yokogawa Electric Corporation	1,800	28,822
Yokohama Rubber Co., Ltd. (The)	1,000	20,049

		34,158,028

Jersey — 0.3%
Shire PLC	9,425	520,240

Netherlands — 4.2%
ABN AMRO Group NV CVA 144A	3,989	105,746
Aegon NV	21,999	112,339
AerCap Holdings NV*	1,900	88,217
Airbus SE	6,460	531,237
Akzo Nobel NV	2,814	244,554
Altice NV Class A	5,108	117,849
Altice NV Class B*	878	20,262
ArcelorMittal*	6,552	148,620
ASML Holding NV	4,097	533,918
BoskalisWestminster	993	32,250
CNH Industrial NV	11,766	133,243
EXOR NV	1,420	76,860
Ferrari NV	1,166	100,081
Fiat Chrysler Automobiles NV	10,698	112,779
Gemalto NV	809	48,556
ING Groep NV	43,615	752,204
Koninklijke Ahold Delhaize NV	13,901	265,781
Koninklijke DSM NV	1,806	131,272
Koninklijke KPN NV	40,973	131,079
Koninklijke Philips NV	10,392	369,073
Koninklijke Vopak NV	953	44,192
Mobileye NV	2,300	144,440
NN Group NV	2,520	89,570
NXP Semiconductor NV*	3,562	389,861
QIAGEN NV	3,795	126,241
Randstad Holding NV	1,430	83,493
RELX NV	12,796	263,069
STMicroelectronics NV	6,571	94,339

See Notes to Financial Statements.

179

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Unilever NV CVA	20,219	$1,115,860
Wolters Kluwer NV	3,782	160,106

		6,567,091

New Zealand — 0.2%
Auckland International
Airport, Ltd.	10,774	56,293
Contact Energy, Ltd.	7,151	27,302
Fletcher Building, Ltd.	7,398	43,316
Mercury NZ, Ltd.	4,302	10,466
Meridian Energy, Ltd.	12,874	27,453
Ryman Healthcare, Ltd.	6,330	38,454
Spark New Zealand, Ltd.	18,489	51,214

		254,498

Norway — 0.8%
DNB ASA	9,875	167,959
Gjensidige Forsikring ASA	1,151	19,646
Marine Harvest ASA	8,080	138,300
Norsk Hydro ASA	13,545	75,085
Orkla ASA	25,401	258,155
Schibsted ASA Class A	715	17,265
Schibsted ASA, B Shares	1,488	32,884
Statoil ASA	15,284	253,368
Telenor ASA	8,188	135,833
Yara International ASA	1,747	65,622

		1,164,117

Papua New Guinea — 0.1%
Oil Search, Ltd.	15,218	79,770

Portugal — 0.1%
EDP - Energias de Portugal SA	23,635	77,286
Galp Energia SGPS SA	4,165	63,055
Jeronimo Martins SGPS SA	1,845	36,013

		176,354

Singapore — 1.5%
Ascendas Real Estate Investment Trust REIT	25,800	48,911
CapitaLand Commercial Trust REIT	34,800	41,960
CapitaLand Mall Trust REIT	36,600	52,504
CapitaLand, Ltd.	30,000	76,267
City Developments, Ltd.	5,900	45,983
ComfortDelGro Corporation, Ltd.	29,600	49,450
DBS Group Holdings, Ltd.Δ	19,512	293,938
Global Logistic Properties, Ltd.	36,100	74,992
Golden Agri-Resources, Ltd.	62,700	17,078
Hongkong Land Holdings, Ltd.	12,800	94,208
Hutchison Port Holdings Trust Class U	53,700	23,091
Jardine Cycle & Carriage, Ltd.	1,111	35,789
Jardine Matheson Holdings, Ltd.	2,300	147,660

	Shares	Value
Jardine Strategic Holdings, Ltd.	2,500	$104,225
Keppel Corporation, Ltd.	17,700	80,866
Oversea-Chinese Banking Corporation, Ltd.	32,762	256,766
SATS, Ltd.	4,900	18,187
Sembcorp Industries, Ltd.	15,900	35,571
Singapore Airlines, Ltd.	5,600	41,164
Singapore Exchange, Ltd.	7,800	41,585
Singapore Press Holdings, Ltd.Δ	18,400	43,168
Singapore Technologies Engineering, Ltd.	16,100	43,035
Singapore Telecommunications, Ltd.	91,800	259,380
StarHub, Ltd.Δ	4,000	7,903
Suntec Real Estate Investment Trust	26,900	36,537
United Overseas Bank, Ltd.	15,138	254,215
UOL Group, Ltd.	7,561	41,958
Wilmar International, Ltd.	17,100	41,609
Yangzijiang Shipbuilding Holdings, Ltd.	23,400	20,226

		2,328,226

Spain — 3.2%
Abertis Infraestructuras SA	6,859	127,068
ACS Actividades de Construccion y Servicios SA	2,803	108,289
Aena SA 144A	550	107,325
Amadeus IT Group SAΔ	4,206	251,483
Banco Bilbao Vizcaya Argentaria SA	71,780	595,610
Banco de Sabadell SA	55,869	113,519
Banco Santander SA	159,297	1,053,803
Bankia SAΔ	11,453	55,359
Bankinter SA	2,364	21,776
CaixaBank SA	34,666	165,502
Distribuidora Internacional de Alimentacion SAΔ	6,556	40,817
Enagas SA	391	10,963
Endesa SAΔ	2,170	49,991
Ferrovial SA	5,923	131,477
Gamesa Corp Technologica SAΔ	1,890	40,356
Gas Natural SDG SAΔ	3,746	87,666
Grifols SA	5,385	149,979
Iberdrola SA	60,281	477,337
Industria de Diseno Textil SA	12,536	481,228
International Consolidated Airlines Group SA	9,036	71,717
Mapfre SA	6,599	23,048
Red Electrica Corporation SAΔ	4,224	88,263
Repsol SA	11,348	173,679
Telefonica SAΔ	50,840	524,809

		4,951,064

See Notes to Financial Statements.

180

	Shares	Value
Sweden — 2.8%
Alfa Laval AB	2,935	$60,061
Assa Abloy AB Class B	10,719	235,508
Atlas Copco AB, A Shares	7,121	273,017
Atlas Copco AB, B Shares	5,681	196,296
Boliden AB	2,787	76,054
Electrolux AB, Series B	3,663	120,046
Essity AB*	6,985	191,110
Getinge AB, B Shares	3,042	59,542
Hennes & Mauritz AB, B Shares	11,084	276,156
Hexagon AB, B Shares	2,571	122,222
Husqvarna AB, B Shares	7,015	69,695
ICA Gruppen AB	628	23,377
Industrivarden AB, C Shares	527	12,636
Investor AB, B Shares	5,617	270,692
Kinnevik AB Class B	2,697	82,562
L E Lundbergforetagen AB, B Shares	330	26,048
Lundin Petroleum AB	1,760	33,864
Millicom International Cellular SA SDR	902	53,276
Nordea Bank AB	34,020	432,887
Sandvik AB	11,727	184,437
Securitas AB, B Shares	4,765	80,315
Skandinaviska Enskilda Banken AB Class A	15,102	182,665
Skanska AB, B Shares	3,302	78,349
SKF AB, B Shares	3,265	66,155
Svenska Handelsbanken AB, A Shares	17,553	251,272
Swedbank AB, A Shares	9,578	233,405
Tele2 AB, B Shares	795	8,323
Telefonaktiebolaget LM Ericsson, B Shares	33,343	238,455
Telia Co. AB	33,087	152,343
Volvo AB, B Shares	17,174	292,733

		4,383,501

Switzerland — 8.4%
ABB, Ltd.	19,954	492,763
Adecco Group AG	1,422	108,107
Barry Callebaut AG*	132	181,433
Chocoladefabriken Lindt & Spruengli AG	2	139,431
Chocoladefabriken Lindt & Spruengli AG (SIX Swiss Exchange)	21	121,765
Cie Financiere Richemont SA	6,072	500,248
Coca-Cola HBC AG	11,510	338,501
Credit Suisse Group AG	26,866	388,323
Dufry AG*	216	35,388
EMS-Chemie Holding AG	12	8,848
Geberit AG	183	85,345
Givaudan SA	83	166,017
Julius Baer Group, Ltd.*	2,138	112,485
LafargeHolcim, Ltd.*	1,431	82,162
LafargeHolcim, Ltd. (SIX Swiss Exchange)*	3,562	203,936

	Shares	Value
Lonza Group AG	979	$211,645
Nestle SA	38,276	3,331,038
Novartis AG	25,851	2,151,330
Pargesa Holding SA	251	19,095
Partners Group Holding AG	30	18,599
Roche Holding AG	8,680	2,210,508
Schindler Holding AG	280	58,050
SGS SA	43	104,126
Sika AG	14	89,936
Sonova Holding AG	334	54,233
Straumann Holding AG	51	29,013
Swatch Group AG (The)Δ	1,592	189,468
Swiss Prime Site AG*	10	908
Swiss Re AG	2,808	256,670
Swisscom AG	117	56,456
UBS Group AG	40,531	686,436
Vifor Pharma AG	732	80,689
Zurich Insurance Group AG	1,570	456,968

		12,969,920

United Kingdom — 16.1%
3i Group PLC	11,550	135,766
Aberdeen Asset Management PLC	11,716	46,084
Admiral Group PLC	2,090	54,524
Anglo American PLC*	14,939	199,243
Antofagasta PLC	4,327	45,057
Ashtead Group PLC	3,861	79,907
Associated British Foods PLC	5,456	208,637
AstraZeneca PLC	15,085	1,008,897
Auto Trader Group PLC 144A	6,651	32,918
Aviva PLC	53,312	365,235
Babcock International Group PLC	3,096	35,505
BAE Systems PLC	33,502	276,426
Barclays PLC	156,780	414,012
Barratt Developments PLC	5,701	41,841
Berkeley Group Holdings PLC	1,312	55,143
BHP Billiton PLC	22,971	351,842
BP PLC	217,310	1,253,281
British Land Co. PLC (The) REIT	6,199	48,887
BT Group PLC	90,683	348,129
Bunzl PLC	5,323	158,626
Burberry Group PLC	5,023	108,666
Capita PLC	7,184	64,702
Carnival PLC	2,057	136,100
Centrica PLC	80,402	209,649
Cobham PLC	10,968	18,514
Coca-Cola European Partners PLC	4,235	171,956
Compass Group PLC	23,001	485,313
ConvaTec Group PLC 144A*	13,720	57,040
Croda International PLC	1,285	65,021
Direct Line Insurance Group PLC	17,390	80,497

See Notes to Financial Statements.

181

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Dixons Carphone PLC	9,192	$33,953
easyJet PLC	1,707	30,214
Experian PLC	16,169	331,684
Fresnillo PLC	2,448	47,380
G4S PLC	14,238	60,529
GKN PLC	28,014	118,947
GlaxoSmithKline PLC	58,530	1,246,781
Glencore PLC*	128,266	479,796
Hammerson PLC REIT	9,324	69,768
Hargreaves Lansdown PLC	3,813	64,660
Hikma Pharmaceuticals PLCΔ	2,086	39,939
HSBC Holdings PLC	206,407	1,913,297
IMI PLC	2,914	45,354
Inmarsat PLC	4,074	40,831
InterContinental Hotels Group PLC	2,501	139,009
Intertek Group PLC	2,227	122,316
Investec PLC	10,376	77,504
ITV PLC	47,151	111,401
J Sainsbury PLCΔ	33,573	110,061
Johnson Matthey PLC	2,447	91,502
Kingfisher PLC	39,382	154,238
Land Securities Group PLC REIT	6,333	83,556
Legal & General Group PLC	60,308	202,890
Lloyds Banking Group PLC	713,571	614,792
London Stock Exchange Group PLC	5,129	243,563
Marks & Spencer Group PLC	22,092	95,903
Mediclinic International PLC	3,843	37,114
Meggitt PLC	2,379	14,777
Merlin Entertainments PLC 144A	10,663	66,732
Mondi PLC	5,463	143,302
National Grid PLC	47,322	586,638
Next PLC	1,452	72,923
Old Mutual PLC	54,512	137,312
Pearson PLC	9,585	86,327
Persimmon PLC	2,646	77,266
Petrofac, Ltd.Δ	4,133	23,793
Provident Financial PLC	1,296	41,068
Prudential PLC	34,802	798,224
Randgold Resources, Ltd.	1,112	98,558
Reckitt Benckiser Group PLC	9,422	955,228
RELX PLC	15,143	327,402
Rio Tinto PLC	14,565	615,013
Rolls-Royce Holdings PLC	16,262	188,718
Royal Bank of Scotland Group PLC*	26,652	85,810
Royal Dutch Shell PLC, A Shares	48,904	1,296,194
Royal Dutch Shell PLC, B Shares	39,196	1,052,923
Royal Mail PLC	4,454	24,434
RSA Insurance Group PLC	18,313	146,808
RTL Group SA	567	42,813

	Shares	Value
Sage Group PLC (The)	14,620	$131,008
Schroders PLC	1,895	76,611
Segro PLC REIT	5,764	36,726
Severn Trent PLC	5,435	154,460
Sky PLC	11,016	142,617
Smith & Nephew PLC	12,823	221,292
Smiths Group PLC	4,838	100,631
SSE PLC	15,333	290,171
St. James’s Place PLC	3,122	48,063
Standard Chartered PLC	34,320	347,409
Standard Life PLC	17,188	89,345
Tate & Lyle PLC	11,792	101,673
Taylor Wimpey PLC	35,050	80,437
Tesco PLC	119,038	261,709
Unilever PLC	18,942	1,025,080
United Utilities Group PLC	6,575	74,289
Vodafone Group PLC	305,354	866,010
Weir Group PLC (The)	2,386	53,793
Whitbread PLC	1,594	82,359
WM Morrison Supermarkets PLC	49,239	154,685
Wolseley PLC	3,852	236,453
Worldpay Group PLC 144A	17,529	71,871
WPP PLC	15,611	328,167

		25,021,522

Total Foreign Common Stocks (Cost $140,300,964)		145,275,715

FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische MotorenWerke AG 4.96%, 05/12/17	887	73,125
FUCHS PETROLUB SE 1.83%, 05/08/17	942	51,294
Henkel AG & Co KGaA 1.35%, 04/07/17	2,279	313,657
Porsche Automobil Holding SE 1.97%, 05/31/17	1,662	93,375
Schaeffler AG 4.07%, 04/27/17	1,753	25,107
Volkswagen AG 1.49%, 05/11/17	1,943	295,930

Total Foreign Preferred Stocks (Cost $933,537)		852,488

RIGHTS — 0.0%
ACS Actividades de Construccion y Servicios SA*	2,803	2,241
Repsol SA*	11,348	5,184

Total Rights (Cost $7,805)		7,425

See Notes to Financial Statements.

182

	Shares	Value
MONEY MARKET FUNDS — 4.7%
GuideStone Money Market Fund (Institutional Class)¥	6,738,855	$6,738,855
Northern Institutional Liquid Assets Portfolio§	494,400	494,400

Total Money Market Funds (Cost $7,233,255)		7,233,255

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡
(Cost $298,506)	$300,000	298,548

TOTAL INVESTMENTS — 99.0% (Cost $148,774,067)		153,667,431
Other Assets in Excess of Liabilities — 1.0%		1,567,784

NET ASSETS — 100.0%		$155,235,215

PORTFOLIO SUMMARY (based on net assets)

	%
Financial Services	20.6
Industrials	13.8
Consumer Discretionary	11.0
Healthcare	10.1
Consumer Staples	9.8
Materials and Processing	7.3
Technology	5.7
Money Market Funds	4.7
Energy	4.6
Telecommunication Services	4.1
Real Estate	3.6
Utilities	3.5
U.S. Treasury Obligation	0.2
Rights	—	**

	99.0

**	Rounds to less than 0.005%

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$10,154,243	$10,154,243	$—	$—

See Notes to Financial Statements.

183

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Austria	$321,904	$321,904	$—	$—
Belgium	1,241,870	1,241,870	—	—
Canada	2	2	—	—
Denmark	2,211,341	2,211,341	—	—
Finland	1,654,152	1,654,152	—	—
France	14,927,215	14,927,215	—	—
Germany	13,139,390	13,139,390	—	—
Hongkong	4,596,202	4,596,202	—	—
Ireland	801,805	801,805	—	—
Israel	823,020	197,238	625,782	—
Italy	2,830,240	2,830,240	—	—
Japan	34,158,028	34,158,028	—	—
Jersey	520,240	520,240	—	—
Netherlands	6,567,091	6,567,091	—	—
New Zealand	254,498	254,498	—	—
Norway	1,164,117	1,164,117	—	—
Papua New Guinea	79,770	79,770	—	—
Portugal	176,354	176,354	—	—
Singapore	2,328,226	2,328,226	—	—
Spain	4,951,064	4,951,064	—	—
Sweden	4,383,501	4,383,501	—	—
Switzerland	12,969,920	12,969,920	—	—
United Kingdom	25,021,522	25,021,522	—	—
Foreign Preferred Stocks:
Germany	852,488	852,488	—	—
Money Market Funds	7,233,255	7,233,255	—	—
Rights	7,425	7,425	—	—
U.S. Treasury Obligation	298,548	—	298,548	—

Total Assets — Investments in Securities	$153,667,431	$152,743,101	$924,330	$—

Other Financial Instruments***
Future Contracts	$(15,855)	$(15,855)	$—	$—

Total Assets — Other Financial Instruments	$(15,855)	$(15,855)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the period ended June 30, 2017.

There were no transfers between Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

184

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
FOREIGN COMMON STOCKS — 98.6%
Australia — 2.3%
AGL Energy, Ltd.	7,808	$153,031
Ansell, Ltd.	5,049	92,088
ASX, Ltd.	2,303	94,894
Aurizon Holdings, Ltd.	114,281	470,803
Australia & New Zealand Banking Group, Ltd.	174,940	3,861,659
Bank of Queensland, Ltd.	19,392	170,659
Bendigo and Adelaide Bank, Ltd.	118,908	1,012,631
BHP Billiton, Ltd.	58,894	1,053,791
Caltex Australia, Ltd.	10,710	260,204
CIMIC Group, Ltd.	91,255	2,724,183
Computershare, Ltd.	5,607	60,937
Dexus REIT	12,849	93,622
Fortescue Metals Group, Ltd.	323,629	1,298,429
Goodman Group REIT	30,218	182,785
GPT Group (The)+*	63,198	—
GPT Group (The) REIT	23,870	87,880
Lend Lease Group	203,273	2,601,323
Macquarie Group, Ltd.	5,736	390,169
Mirvac Group REIT	50,120	82,052
National Australia Bank, Ltd.	68,769	1,564,005
Orica, Ltd.	7,882	125,282
Origin Energy, Ltd.*	106,972	564,020
Qantas Airways, Ltd.	24,136	106,111
QBE Insurance Group, Ltd.	1,267,495	11,505,263
Rio Tinto, Ltd.	8,019	389,959
Scentre Group REIT	93,514	291,093
South32, Ltd.	1,342,225	2,764,779
Stockland REIT	41,895	141,038
Suncorp Group, Ltd.	31,433	358,042
Telstra Corporation, Ltd.	80,165	264,944
Vicinity Centres	52,810	104,316
Westfield Corporation REIT	35,358	218,225

		33,088,217

Austria — 0.6%
Erste Group Bank AG*	208,040	7,965,972

Belgium — 0.2%
Ageas	10,934	440,336
bpost SA	29,471	711,410
Galapagos NV*	26,105	1,993,486
Groupe Bruxelles Lambert SA	415	39,953
UCB SA	6,079	418,185

		3,603,370

Brazil — 0.4%
Cielo SA	396,800	2,958,423
Embraer SA ADRΔ	193,900	3,534,797

		6,493,220

Canada — 0.9%
Canadian National Railway Co.Δ	117,331	9,509,677
Suncor Energy, Inc.	97,328	2,843,737

		12,353,414

	Shares	Value
China — 4.4%
Alibaba Group Holding, Ltd.
ADRΔ*	114,589	$16,145,590
Baidu, Inc. ADR*	67,793	12,125,456
Ctrip.com International, Ltd. ADRΔ*	128,586	6,925,642
New Oriental Education & Technology Group, Inc. ADR*	89,820	6,331,412
TAL Education Group ADR	29,825	3,647,896
Tencent Holdings, Ltd.	515,900	18,448,953

		63,624,949

Colombia — 0.1%
Ecopetrol SA ADRΔ	153,100	1,391,679

Czech Republic — 0.0%
Komercni Banka AS	14,900	596,804

Denmark — 1.6%
Chr. Hansen Holding A/S	24,147	1,756,220
Danske Bank A/S	12,494	480,542
Genmab A/S*	31,373	6,693,511
GN Store Nord A/S	16,203	473,122
H Lundbeck A/S	61,727	3,464,490
ISS A/S	114,907	4,513,078
Novozymes A/S, B Shares	52,542	2,299,295
TDC A/S	117,664	684,258
VestasWind Systems A/S	28,209	2,604,101
William Demant Holding A/S*	6,231	161,270

		23,129,887

Finland — 0.3%
Neste OYJ	44,449	1,750,969
Orion OYJ Class B	21,047	1,343,771
UPM-Kymmene OYJ	65,148	1,857,243

		4,951,983

France — 8.8%
Air France-KLM*	69,895	996,685
Air Liquide SA	49,800	6,154,315
Arkema SA	4,859	518,509
Atos SE	31,191	4,378,288
BioMerieux	476	103,024
BNP Paribas SA	38,607	2,780,630
Capgemini SE	16,844	1,740,688
Casino Guichard Perrachon SA	17,027	1,008,542
Christian Dior SEΔ	25,912	7,409,206
Cie de St-GobainΔ	311,827	16,660,847
Cie Generale des Etablissements Michelin	22,063	2,933,193
CNP Assurances	12,903	289,659
Eiffage SA	2,391	217,269
Engie SA	241,789	3,649,445
Essilor International SA	9,368	1,191,942
Faurecia	20,457	1,039,040
Gecina SA REIT	674	105,733
Imerys SA	2,766	240,572
Ipsen SA	6,980	955,469

See Notes to Financial Statements.

185

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Kering	19,243	$6,553,957
Klepierre REIT	4,327	177,347
L’Oreal SA	63,787	13,288,628
Lagardere SCA	56,974	1,799,265
Peugeot SA	208,278	4,154,657
Rexel SA	4,619	75,573
Sanofi	278,781	26,669,998
Schneider Electric SE*	137,677	10,578,059
SCOR SE	13,764	545,660
SEB SA	687	123,387
Societe BIC SA	989	117,364
Societe Generale SA	117,849	6,341,064
Sodexo SA	4,328	559,573
Teleperformance	9,230	1,182,290
Thales SA	14,548	1,565,892
TOTAL SA	2,986	147,622
Ubisoft Entertainment SA*	11,671	662,236
Unibail-Rodamco SE REIT	1,666	419,858
Valeo SA	15,356	1,034,617
Vinci SA	1,202	102,594

		128,472,697

Germany — 8.6%
AIXTRON SEΔ *	110,051	773,651
Allianz SE	57,737	11,368,800
Aurubis AG	13,383	1,050,871
BASF SE	28,818	2,669,035
Bayerische Motoren Werke AG	21,021	1,951,463
Beiersdorf AG	92,740	9,749,152
Covestro AG 144A	50,657	3,657,197
Daimler AG	128,930	9,331,701
Deutsche Boerse AG	32,126	3,391,140
Deutsche Lufthansa AG	65,209	1,483,983
Deutsche Post AG	19,257	721,856
Deutsche Telekom AGΔ	453,147	8,136,072
DeutscheWohnen AG	6,238	238,607
Freenet AG	2,350	74,952
Fresenius SE & Co. KGaA	5,433	465,770
HOCHTIEF AG	6,126	1,122,289
HUGO BOSS AGΔ	37,200	2,604,513
Infineon Technologies AG	87,560	1,848,623
Linde AG	71,391	13,519,205
MorphoSys AGΔ *	16,852	1,195,271
MTU Aero Engines AG	1,454	205,095
Muenchener Rueckversicherungs-Gesellschaft AG	33,375	6,729,955
OSRAM Licht AG	10,747	856,159
Rheinmetall AG	20,415	1,938,108
Rocket Internet SE 144AΔ *	77,824	1,673,292
RWE AG*	35,797	713,248
Salzgitter AG	11,038	450,261
SAP SE	214,472	22,401,518
Siemens AG	14,085	1,936,092
Software AG	21,296	932,796
STADA Arzneimittel AG	30,460	2,160,104
Suedzucker AG	96,003	2,000,561
Talanx AG	10,019	374,193

	Shares	Value
Uniper SE	53,742	$1,008,804
Vonovia SE	8,154	323,770
Zalando SE 144AΔ *	139,723	6,384,981

		125,443,088

Hong Kong — 3.3%
AIA Group, Ltd.	2,907,000	21,241,807
ASM Pacific Technology, Ltd.	3,100	41,889
Cheung Kong Property Holdings, Ltd.	160,000	1,253,162
China Mobile, Ltd.	568,000	6,027,422
CK Hutchison Holdings, Ltd.	76,500	960,237
CK Infrastructure Holdings, Ltd.	11,000	92,424
Global Brands Group Holding, Ltd.*	1,114,924	117,098
Guangdong Investment, Ltd.	1,708,200	2,354,191
Hong Kong Exchanges and Clearing, Ltd.	98,207	2,538,367
Jardine Matheson Holdings, Ltd.	54,200	3,479,640
Kerry Properties, Ltd.	494,000	1,676,732
Link REIT	41,000	311,933
New World Development Co., Ltd.	1,150,000	1,459,696
NWS Holdings, Ltd.	19,000	37,380
PCCW, Ltd.	62,000	35,259
Sino Land Co., Ltd.	348,000	570,532
Sun Hung Kai Properties, Ltd.	54,000	793,319
WH Group, Ltd. 144A	3,290,500	3,321,077
Wharf Holdings, Ltd. (The)	97,000	803,835
Wheelock & Co., Ltd.	118,000	890,201
Yue Yuen Industrial Holdings, Ltd.	139,000	576,834

		48,583,035

India — 0.2%
Housing Development Finance Corporation, Ltd.	72,381	1,808,419
MakeMyTrip, Ltd.Δ *	28,071	941,782

		2,750,201

Ireland — 0.4%
CRH PLC	160,151	5,702,814
DCC PLC	4,864	442,825

		6,145,639

Italy — 2.9%
A2A SpA	1,966,161	3,265,176
Autogrill SpA	81,387	986,265
BPER Banca	72,561	361,835
Enel SpA	2,979,021	15,971,282
Eni SpA	1,041,204	15,650,019
Leonardo SpA	89,726	1,491,092
Luxottica Group SpA	2,977	172,219
Mediobanca SpA	212,723	2,099,188
Moncler SpA	40,584	950,237
Prysmian SpA	38,264	1,125,358
Recordati SpA	8,293	336,440

See Notes to Financial Statements.

186

	Shares	Value
Unipol Gruppo Finanziario SpA	83,349	$365,557

		42,774,668

Japan — 15.4%
Amada Holdings Co., Ltd.	33,800	390,064
Aozora Bank, Ltd.	99,000	376,724
Asahi Kasei Corporation	63,000	676,350
Astellas Pharma, Inc.	464,700	5,678,863
Bandai Namco Holdings, Inc.	63,100	2,148,682
Brother Industries, Ltd.	62,500	1,440,876
Canon, Inc.Δ	279,350	9,477,658
Citizen Watch Co., Ltd.	91,300	639,648
Cosmos Pharmaceutical Corporation	900	175,079
Daicel Corporation	38,200	474,465
Daikin Industries, Ltd.	86,500	8,821,116
Daito Trust Construction Co., Ltd.	1,000	155,546
Daiwa House Industry Co., Ltd.	9,100	310,521
DeNA Co., Ltd.	38,100	852,275
Denso Corporation	141,500	5,965,708
Don Quijote Holdings Co., Ltd.	41,600	1,575,603
Ezaki Glico Co., Ltd.	3,600	193,643
Fuji Electric Co., Ltd.	834,000	4,389,669
FUJIFILM Holdings Corporation	1,900	68,246
Fujitsu, Ltd.	292,000	2,149,078
Gunma Bank, Ltd. (The)	54,300	325,390
Haseko Corporation	89,000	1,079,315
Hikari Tsushin, Inc.	1,200	126,108
Hitachi Chemical Co., Ltd.	41,700	1,242,009
Hitachi High-Technologies Corporation	45,500	1,763,770
Hitachi Metals, Ltd.	15,600	216,646
Hitachi, Ltd.	1,171,000	7,177,483
Honda Motor Co., Ltd.	400,200	10,902,092
Hoya Corporation	256,900	13,322,940
Idemitsu Kosan Co., Ltd.	22,800	646,650
IHI Corporation*	1,724,000	5,855,239
Isuzu Motors, Ltd.	73,100	900,792
ITOCHU Corporation	24,400	362,068
Itochu Techno-Solutions Corporation	6,400	223,623
Japan Real Estate Investment Corporation REIT	15	74,550
Japan Retail Fund Investment Corporation REIT	40	73,794
JXTG Holdings, Inc.	38,900	169,711
Kajima Corporation	119,000	1,002,996
Kamigumi Co., Ltd.	18,000	188,522
Kao Corporation	7,900	468,627
Keyence Corporation	400	175,470
Kyushu Financial Group, Inc.Δ	15,000	94,554
Kyushu Railway Co.	99,500	3,224,517
Lion Corporation	38,000	785,846

	Shares	Value
M3, Inc.	205,500	$5,654,790
Matsumotokiyoshi Holdings Co., Ltd.	5,700	323,832
Mebuki Financial Group, Inc.	143,300	532,557
Mitsubishi Corporation	59,900	1,254,718
Mitsubishi Electric Corporation	417,000	5,989,451
Mitsubishi Estate Co., Ltd.	22,000	409,487
Mitsubishi Gas Chemical Co., Inc.	69,700	1,471,772
Mitsubishi UFJ Financial Group, Inc.	238,000	1,597,176
Mitsui Chemicals, Inc.	322,000	1,703,401
Mitsui Fudosan Co., Ltd.	16,000	381,311
Mixi, Inc.	27,500	1,528,117
Mizuho Financial Group, Inc.	1,192,700	2,178,089
MS&AD Insurance Group Holdings, Inc.	61,800	2,073,645
Nexon Co., Ltd.*	11,500	226,984
NH Foods, Ltd.	25,000	759,058
Nidec Corporation	24,200	2,476,479
Nippon Building Fund, Inc. REIT	15	76,550
Nippon Express Co., Ltd.	286,000	1,787,579
Nippon Shinyaku Co., Ltd.	2,500	159,813
Nippon Telegraph & Telephone Corporation	23,000	1,085,841
Nitori Holdings Co., Ltd.	4,700	628,477
Nomura Holdings, Inc.	17,300	103,577
NTT DOCOMO, Inc.	27,200	641,337
ORIX Corporation	65,100	1,007,104
Park24 Co., Ltd.	4,300	109,187
Persol Holdings Co., Ltd.	6,000	112,345
Pigeon Corporation	44,200	1,599,413
Pola Orbis Holdings, Inc.	11,600	305,483
Rakuten, Inc.	413,700	4,862,515
Resona Holdings, Inc.	532,000	2,925,468
Rohm Co., Ltd.	5,500	422,005
Santen Pharmaceutical Co., Ltd.	6,000	81,298
SBI Holdings, Inc.	81,100	1,097,437
Secom Co., Ltd.	95,200	7,215,648
Seibu Holdings, Inc.	244,000	4,505,784
Seiko Epson Corporation	45,200	1,004,266
Sekisui Chemical Co., Ltd.	137,200	2,453,071
Sekisui House, Ltd.	7,300	128,476
Seven & i Holdings Co., Ltd.	11,200	460,846
Shimamura Co., Ltd.	5,600	685,094
Shinsei Bank, Ltd.	72,000	125,468
Shionogi & Co., Ltd.	19,100	1,062,875
SMC Corporation	13,700	4,159,636
SoftBank Group Corporation	135,500	10,959,267
Sojitz Corporation	219,000	537,399
Sompo Holdings, Inc.	34,200	1,319,349
Square Enix Holdings Co., Ltd.	14,900	487,504
Start Today Co., Ltd.	3,800	93,416
Sumitomo Corporation	481,200	6,254,851

See Notes to Financial Statements.

187

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Sumitomo Dainippon Pharma Co., Ltd.	59,700	$813,693
Sumitomo Electric Industries, Ltd.	67,600	1,039,769
Sumitomo Heavy Industries, Ltd.	42,000	276,702
Sumitomo Mitsui Financial Group, Inc.	54,700	2,129,640
Sumitomo Osaka Cement Co., Ltd.	773,000	3,663,116
Sumitomo Realty & Development Co., Ltd.	6,000	184,841
Sysmex Corporation	24,900	1,485,477
Taisei Corporation	22,000	200,685
Takeda Pharmaceutical Co., Ltd.	231,400	11,745,389
Terumo Corporation	98,200	3,863,392
Tokio Marine Holdings, Inc.	178,500	7,381,227
Tokyo Electron, Ltd.	9,200	1,240,027
Tosoh Corporation	102,000	1,043,805
Toyota Boshoku Corporation	17,600	329,858
Trend Micro, Inc.	86,900	4,473,447
Yamazaki Baking Co., Ltd.	6,000	119,440

		223,372,280

Malaysia — 0.4%
CIMB Group Holdings Bhd	3,401,500	5,213,998

Netherlands — 7.3%
ABN AMRO Group NV CVA 144A	76,453	2,026,716
Aegon NV	1,052,084	5,372,522
Airbus SE	104,700	8,609,983
Akzo Nobel NV	3,281	285,139
ASM International NV	10,524	612,899
ASML Holding NV	76,788	10,006,960
CNH Industrial NVΔ	667,151	7,563,467
EXOR NV	48,219	2,609,925
Ferrari NV	79,384	6,813,733
Fiat Chrysler Automobiles NV*	1,187,121	12,514,682
Gemalto NV	16,758	1,005,815
ING Groep NV	1,106,875	19,089,681
Koninklijke Ahold Delhaize NV	486,999	9,311,222
Koninklijke DSM NV	6,472	470,426
Koninklijke Philips NV	274,291	9,741,487
Mobileye NV*	21,742	1,365,398
NN Group NV	34,117	1,212,645
Philips Lighting NV 144A	6,395	236,067
Randstad Holding NV	58,537	3,417,783
STMicroelectronics NV	233,546	3,355,647
Wolters Kluwer NV	26,256	1,111,516

		106,733,713

New Zealand — 0.0%
Spark New Zealand, Ltd.	18,369	50,826

Nigeria — 0.0%
Afriland Properties PLC*	364,373	—

	Shares	Value
Norway — 0.3%
DNB ASA	31,177	$530,275
Leroy Seafood Group ASA	61,457	333,831
Marine Harvest ASA*	19,568	334,932
Norsk Hydro ASA	28,867	160,020
Salmar ASA	10,311	255,776
Schibsted ASA Class A	16,375	395,413
Schibsted ASA, B Shares	45,543	1,006,460
Subsea 7 SA	75,374	1,013,864

		4,030,571

Portugal — 0.2%
Galp Energia SGPS SA	47,553	719,914
Jeronimo Martins SGPS SA	74,576	1,455,675

		2,175,589

Singapore — 2.9%
Ascendas Real Estate
Investment Trust REIT	2,543,100	4,821,130
CapitaLand Commercial Trust REIT	68,000	81,990
CapitaLand Mall Trust REIT	56,200	80,621
DBS Group Holdings, Ltd.	455,200	6,857,344
Jardine Cycle & Carriage, Ltd.	104,000	3,350,209
Sembcorp Industries, Ltd.	14,800	33,110
Singapore Exchange, Ltd.	13,600	72,507
Singapore Technologies Engineering, Ltd.	25,900	69,230
Singapore Telecommunications, Ltd.	2,374,000	6,707,725
Suntec Real Estate Investment Trust	61,800	83,941
United Overseas Bank, Ltd.Δ	1,086,658	18,248,435
UOL Group, Ltd.	14,686	81,497
Wilmar International, Ltd.	49,600	120,690
Yangzijiang Shipbuilding Holdings, Ltd.	1,309,700	1,132,045

		41,740,474

South Korea — 1.2%
Celltrion, Inc.Δ *	24,000	2,414,369
Hankook Tire Co., Ltd.	66,168	3,678,088
NAVER Corporation	3,732	2,733,397
Samsung Securities Co., Ltd.	80,300	2,898,562
Shinhan Financial Group Co., Ltd.	132,286	5,700,039

		17,424,455

Spain — 4.8%
ACS Actividades de Construccion y Servicios SA	7,650	295,544
Aena SA 144A	1,804	352,026
Amadeus IT Group SAΔ	186,185	11,132,290
Banco Bilbao Vizcaya Argentaria SA	416,418	3,455,320
Banco de Sabadell SA	2,757,493	5,602,908
Banco Santander SA	929,630	6,149,812

See Notes to Financial Statements.

188

	Shares	Value
Distribuidora Internacional de Alimentacion SAΔ	185,334	$1,153,863
Ebro Foods SA	297,208	6,789,122
Endesa SA	50,868	1,171,855
Grifols SA	17,550	488,791
Iberdrola SA	1,397,780	11,068,357
Industria de Diseno Textil SAΔ	273,419	10,495,916
International Consolidated Airlines Group SA	35,821	284,596
Mapfre SA	226,604	791,459
Repsol SA	229,732	3,516,005
Tecnicas Reunidas SA	2,059	79,640
Telefonica SA	731,203	7,548,027

		70,375,531

Sweden — 3.5%
Alfa Laval AB	102,958	2,106,895
Atlas Copco AB, A Shares	209,002	8,013,062
BillerudKorsnas AB	13,865	219,215
Boliden AB	108,953	2,973,197
Electrolux AB, Series B	46,991	1,540,021
Elekta AB, B Shares	137,762	1,305,720
Essity AB*	3,377	92,395
Hennes & Mauritz AB, B Shares	192,557	4,797,526
Holmen AB	1,946	84,472
Investor AB, B Shares	3,071	147,996
Kinnevik AB Class B	138,283	4,233,170
NCC AB, B Shares	7,492	211,028
Nordea Bank AB	34,281	436,208
Saab AB Class B	21,145	1,044,111
Sandvik AB	33,533	527,392
Skanska AB, B Shares	4,980	118,165
Svenska Cellulosa AB SCA Class B	3,377	25,554
Svenska Handelsbanken AB, A Shares	322,385	4,614,957
Swedish Orphan Biovitrum AB*	8,237	127,104
Tele2 AB, B Shares	23,842	249,607
Telefonaktiebolaget LM Ericsson, B Shares	852,621	6,097,596
Telia Co. AB	2,442,832	11,247,576
Volvo AB, B Shares	16,083	274,137

		50,487,104

Switzerland — 8.4%
ABB, Ltd.	520,839	12,862,100
Adecco Group AG	28,825	2,191,409
Baloise Holding AG	1,046	161,661
Cie Financiere Richemont SA	49,374	4,067,730
Coca-Cola HBC AG*	23,209	682,561
Credit Suisse Group AG*	397,360	5,743,466
Georg Fischer AG	165	159,769
Idorsia, Ltd.*	1,842	34,769
Lonza Group AG*	7,784	1,682,786
Nestle SA	214,760	18,689,876
Novartis AG	281,051	23,389,164

	Shares	Value
Partners Group Holding AG	1,115	$691,279
Roche Holding AG	66,985	17,058,856
Sika AG	170	1,092,085
Straumann Holding AG	1,012	575,708
Sunrise Communications Group AG 144A*	1,801	141,522
Swiss Life Holding AG*	18,265	6,163,890
Swiss Re AG	23,277	2,127,677
Temenos Group AG*	17,951	1,602,467
UBS Group AG*	606,310	10,268,510
Zurich Insurance Group AG	42,906	12,488,335

		121,875,620

Taiwan — 0.9%
MediaTek, Inc.	159,200	1,363,300
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	284,716	9,953,671
Teco Electric and Machinery Co., Ltd.	1,065,100	1,024,135

		12,341,106

Thailand — 0.0%
Charoen Pokphand Foods PCL	725,800	529,875

Turkey — 0.0%
Yapi ve Kredi Bankasi AS*	1	1

United Kingdom — 15.9%
3i Group PLC	34,312	403,324
Aberdeen Asset Management PLC	17,764	69,873
Aggreko PLC	123,209	1,477,159
Amec Foster Wheeler PLC	543,538	3,307,454
Ashtead Group PLC	80,622	1,668,547
ASOS PLC*	12,839	961,357
AstraZeneca PLC	3,561	238,163
Babcock International Group PLC	296,800	3,403,724
BAE Systems PLC	56,961	469,986
Barclays PLC	644,878	1,702,941
Barratt Developments PLC	340,139	2,496,384
BBA Aviation PLC	100,853	403,788
Bellway PLC	15,596	604,312
BHP Billiton PLC	5,156	78,974
BP PLC	2,381,779	13,736,312
BP PLC ADRΔ	84,500	2,927,925
British Land Co. PLC (The) REIT	18,907	149,107
BT Group PLC	437,755	1,680,529
Burberry Group PLC	33,646	727,887
Close Brothers Group PLC	26,052	512,025
Coca-Cola European Partners PLC	136,300	5,543,321
Compass Group PLC	634,208	13,381,591
Dairy Crest Group PLCΔ	667,753	5,209,592
Dialog Semiconductor PLC*	54,151	2,311,899
Dixons Carphone PLC	164,602	607,998
DS Smith PLC	1,687,227	10,407,496
Experian PLC	327,804	6,724,436

See Notes to Financial Statements.

189

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
G4S PLC	2,077,624	$8,832,389
GKN PLC	82,534	350,438
GlaxoSmithKline PLC	978,241	20,838,069
Hammerson PLC REIT	15,352	114,873
Hays PLC	203,376	439,713
Howden Joinery Group PLC	21,396	113,448
HSBC Holdings PLC	527,434	4,889,069
Inchcape PLC	91,313	897,332
Indivior PLC*	370,624	1,509,463
Intermediate Capital Group PLC	119,557	1,296,344
Investec PLC	69,711	520,710
JD Sports Fashion PLC	21,333	97,248
John Wood Group PLC	218,536	1,823,069
Kingfisher PLC	2,161,090	8,463,838
Land Securities Group PLC REIT	15,437	203,673
Lloyds Banking Group PLC	13,167,577	11,344,798
London Stock Exchange Group PLC	5,849	277,753
Man Group PLC	763,948	1,540,266
Mondi PLC	79,051	2,073,614
National Grid PLC	795,479	9,861,330
Next PLC	98,324	4,938,074
Ocado Group PLCΔ *	226,024	851,950
Pearson PLC	477,548	4,301,008
Persimmon PLC	143,160	4,180,405
Randgold Resources, Ltd.	1,392	123,375
Reckitt Benckiser Group PLC	16,245	1,646,962
RELX PLC	20,897	451,807
Rio Tinto PLC	8,589	362,674
Rolls-Royce Holdings PLC*	924,012	10,723,256
Royal Dutch Shell PLC, A Shares	7,988	211,721
Royal Dutch Shell PLC, B Shares	511,173	13,731,656
Royal Mail PLC	392,044	2,150,722
Sage Group PLC (The)	7,583	67,950
Segro PLC REIT	14,592	92,974
Sky PLC	19,585	253,554
Spectris PLC	2,293	75,350
Standard Chartered PLC*	274,148	2,775,102
Tate & Lyle PLC	161,178	1,389,712
Taylor Wimpey PLC	1,048,599	2,406,448
TechnipFMC PLC*	174,300	4,727,077
Tesco PLC*	4,559,200	10,023,564
UBM PLC	8,730	78,456
Unilever PLC	21,864	1,183,210
WM Morrison Supermarkets PLC	261,752	822,296
Wolseley PLC	12,635	775,593
WPP PLC	291,224	6,121,978

		231,160,415

United States — 2.4%
Amazon.com, Inc.*	6,199	6,000,632
Illumina, Inc.*	39,344	6,826,971

	Shares	Value
MercadoLibre, Inc.	22,312	$5,597,635
Tesla, Inc.Δ *	20,279	7,333,089
Yum China Holdings, Inc.*	237,028	9,346,014

		35,104,341

Total Foreign Common Stocks
(Cost $1,274,288,127)		1,433,984,722

FOREIGN PREFERRED STOCKS — 0.1%
Germany — 0.1%
Bayerische MotorenWerke AG
4.96%, 05/12/17	5,728	472,218
Porsche Automobil Holding SE
1.97%, 05/31/17	6,053	340,072

Total Foreign Preferred Stocks
(Cost $1,040,238)		812,290

MONEY MARKET FUNDS — 5.5%
GuideStone Money Market Fund (Investor Class)¥	65,183,625	65,183,625
Northern Institutional Liquid Assets Portfolio§	14,527,121	14,527,121

Total Money Market Funds
(Cost $79,710,746)		79,710,746

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
1.09%, 12/14/17Ω ‡‡
(Cost $2,985,053)	$3,000,000	2,985,479

TOTAL INVESTMENTS — 104.4%
(Cost $1,358,024,164)		1,517,493,237

	Shares
FOREIGN COMMON STOCKS SOLD SHORT — (4.4)%
Australia — (0.5)%
Alumina, Ltd.	(215,254)	(317,653)
AMP, Ltd.	(351,316)	(1,401,411)
Brambles, Ltd.	(64,252)	(480,507)
Domino’s Pizza Enterprises, Ltd.	(8,542)	(341,925)
Healthscope, Ltd.	(94,224)	(160,049)
Iluka Resources, Ltd.	(189,752)	(1,265,921)
Incitec Pivot, Ltd.	(35,832)	(93,913)
Magellan Financial Group, Ltd.	(14,053)	(311,505)
Platinum Asset Management, Ltd.	(244,157)	(868,862)
REA Group, Ltd.	(4,812)	(245,581)
Santos, Ltd.*	(167,255)	(389,513)
SEEK, Ltd.	(48,446)	(629,654)
TPG Telecom, Ltd.	(60,837)	(266,471)

		(6,772,965)

Denmark — (0.2)%
Nets A/S 144A*	(3,624)	(72,086)

See Notes to Financial Statements.

190

	Shares	Value
Novozymes A/S, B Shares	(32,506)	$(1,422,498)
Pandora A/S	(17,627)	(1,644,828)

		(3,139,412)

Finland — (0.1)%
Amer Sports OYJ*	(26,597)	(665,273)
Nokia OYJ	(116,323)	(711,456)

		(1,376,729)

France — (0.7)%
Aeroports de Paris	(444)	(71,655)
Bollore SA	(400,003)	(1,818,773)
Edenred	(97,833)	(2,551,023)
Electricite de France SA	(206,226)	(2,233,400)
Groupe Eurotunnel SE	(195,761)	(2,087,869)
Ingenico Group	(4,428)	(402,016)
JCDecaux SA	(2,472)	(81,088)
SFR Group SA*	(34,506)	(1,168,537)
Zodiac Aerospace	(4,591)	(124,536)

		(10,538,897)

Germany — (0.1)%
Bilfinger SE	(1,754)	(68,714)
E.ON SE	(20,529)	(193,393)
GEA Group AG	(16,909)	(691,971)
ProSiebenSat.1 Media SE	(7,525)	(314,909)
United Internet AG	(16,733)	(920,128)

		(2,189,115)

Italy — (0.6)%
Azimut Holding SpA	(41,169)	(825,222)
Banca Generali SpA	(7,967)	(237,133)
Banco BPM SpA*	(339,854)	(1,137,321)
Salvatore Ferragamo SpA	(61,007)	(1,627,008)
Tenaris SA	(169,870)	(2,648,332)
UniCredit SpA*	(91,391)	(1,706,650)
Yoox Net-A-Porter Group SpA*	(16,726)	(462,689)

		(8,644,355)

Japan — (0.5)%
Acom Co., Ltd.*	(128,600)	(586,546)
AEON Financial Service Co., Ltd.	(3,300)	(69,770)
ASICS Corporation	(7,200)	(133,278)
Bank of Kyoto, Ltd. (The)	(62,000)	(584,308)
Calbee, Inc.	(20,500)	(804,690)
Chugoku Electric Power Co., Inc. (The)	(43,300)	(476,983)
Hokuriku Electric Power Co.	(45,000)	(405,290)
Kakaku.com, Inc.	(14,100)	(202,208)
Kyushu Electric Power Co., Inc.	(11,800)	(143,100)
Nankai Electric Railway Co., Ltd.	(13,000)	(67,153)
NGK Spark Plug Co., Ltd.	(56,100)	(1,191,579)
Seven Bank, Ltd.	(289,000)	(1,032,923)
Shikoku Electric Power Co., Inc.	(88,100)	(1,037,070)

	Shares	Value
Sony Financial Holdings, Inc.	(75,300)	$(1,281,389)
Taiyo Nippon Sanso Corporation	(6,100)	(68,389)

		(8,084,676)

Netherlands — (0.2)%
Altice NV Class A*	(69,235)	(1,597,351)
OCI NV*	(6,370)	(140,199)
QIAGEN NV*	(2,615)	(86,988)
SBM Offshore NV	(34,817)	(557,920)

		(2,382,458)

Norway — (0.2)%
Schibsted ASA Class A	(87,028)	(2,101,494)
Schibsted ASA, B Shares	(16,784)	(370,911)

		(2,472,405)

Papua New Guinea — (0.1)%
Oil Search, Ltd.	(178,619)	(936,294)

Portugal — (0.0)%
Banco Comercial Portugues SA*	(2,721,764)	(732,712)

Spain — (0.1)%
Cellnex Telecom SA 144A	(94,361)	(1,946,406)
Zardoya Otis SA	(33,722)	(348,951)

		(2,295,357)

Sweden — (0.2)%
Hennes & Mauritz AB	(51,985)	(1,295,197)
Millicom International Cellular SA SDR	(18,188)	(1,074,264)

		(2,369,461)

Switzerland — (0.2)%
Aryzta AG*	(8,156)	(268,181)
Credit Suisse Group AG*	(101,716)	(1,470,210)
Vifor Pharma AG	(9,351)	(1,030,765)

		(2,769,156)

United Kingdom — (0.7)%
AA PLC	(43,000)	(127,692)
Aggreko PLC	(7,103)	(85,158)
Antofagasta PLC	(80,024)	(833,297)
BTG PLC*	(45,913)	(417,400)
Capita PLC	(91,426)	(823,423)
Cobham PLC	(370,567)	(625,508)
Essentra PLC	(57,047)	(419,428)
Hargreaves Lansdown PLC	(55,946)	(948,727)
Hikma Pharmaceuticals PLC	(76,895)	(1,472,233)
Inmarsat PLC	(16,608)	(166,451)
John Wood Group PLC	(76,114)	(634,958)
Just Eat PLC*	(32,122)	(274,034)
Mediclinic International PLC	(16,925)	(163,456)
Pennon Group PLC	(40,748)	(438,111)
Petrofac, Ltd.	(327,690)	(1,886,455)
Serco Group PLC*	(150,796)	(225,669)

See Notes to Financial Statements.

191

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
United Utilities Group PLC	(24,874)	$(281,045)

		(9,823,045)

Total Foreign Common Stocks Sold Short (Proceeds $(60,735,854))		(64,527,037)

FOREIGN PREFERRED STOCKS SOLD SHORT — (0.1)%
Germany — (0.1)%
Sartorius AG
0.52%, 04/07/17
(Cost $(616,559))	(7,054)	(680,632)

Other Assets in Excess of Liabilities — 0.1%		1,874,630

NET ASSETS — 100.0%		$1,454,160,198

PORTFOLIO SUMMARY (based on net assets)

	%
Financials	18.6
Industrials	15.8
Consumer Discretionary	15.3
Information Technology	12.0
Health Care	11.5
Consumer Staples	6.9
Materials	5.1
Energy	4.7
Money Market Funds	5.5
Telecommunication Services	3.8
Utilities	3.4
Real Estate	1.4
U.S. Treasury Obligation	0.2
Foreign Preferred Stocks	0.1
Foreign Preferred Stocks Sold Short	—	**
Foreign Common Stocks Sold Short	(4.4)

	99.9

**	Rounds to less than 0.005%

Swap agreements outstanding at June 30, 2017:

						Upfront
						Premiums	Unrealized
	Maturity			Notional		Paid/	Appreciation
Reference Obligation	Date	Counterparty	Currency	Amount	Market Value	(Received)	(Depreciation)
Total Return Swaps
MSCI Hong Kong Index	09/20/17	GSC	HKD	33,861,844	$610	$—	$610
MSCI Spain Index	09/20/17	GSC	EUR	1,452,651	41,789	—	41,789
MSCI Sweden Index	09/20/17	GSC	SEK	78,342,929	224,766	—	224,766
MSCI Switzerland Index	09/20/17	GSC	CHF	15,673,008	169,787	—	169,787

Total Swap agreements outstanding at June 30, 2017					$436,952	$—	$436,952

See Notes to Financial Statements.

192

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$33,088,217	$33,088,217	$—	$—
Austria	7,965,972	7,965,972	—	—
Belgium	3,603,370	3,603,370	—	—
Brazil	6,493,220	6,493,220	—	—
Canada	12,353,414	12,353,414	—	—
China	63,624,949	63,624,949	—	—
Colombia	1,391,679	1,391,679	—	—
Czech Republic	596,804	596,804	—	—
Denmark	23,129,887	23,129,887	—	—
Finland	4,951,983	4,951,983	—	—
France	128,472,697	128,472,697	—	—
Germany	125,443,088	125,443,088	—	—
Hong Kong	48,583,035	48,583,035	—	—
India	2,750,201	2,750,201	—	—
Ireland	6,145,639	6,145,639	—	—
Italy	42,774,668	42,774,668	—	—
Japan	223,372,280	223,372,280	—	—
Malaysia	5,213,998	5,213,998	—	—
Netherlands	106,733,713	106,733,713	—	—
New Zealand	50,826	50,826	—	—
Nigeria	—	—	—	—
Norway	4,030,571	4,030,571	—	—
Portugal	2,175,589	2,175,589	—	—
Singapore	41,740,474	41,740,474	—	—
South Korea	17,424,455	17,424,455	—	—
Spain	70,375,531	70,375,531	—	—
Sweden	50,487,104	50,487,104	—	—
Switzerland	121,875,620	121,875,620	—	—
Taiwan	12,341,106	12,341,106	—	—
Thailand	529,875	—	529,875	—
Turkey	1	1	—	—
United Kingdom	231,160,415	231,160,161	254	—
United States of America	35,104,341	35,104,341	—	—
Foreign Preferred Stocks:
Germany	812,290	812,290	—	—
Money Market Funds	79,710,746	79,710,746	—	—
U.S. Treasury Obligations	2,985,479	—	2,985,479	—

Total Assets — Investments in Securities	$1,517,493,237	$1,513,977,629	$3,515,608	$—

See Notes to Financial Statements.

193

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments***
Swap Agreements	$436,952	$—	$436,952	$—

Total Assets — Other Financial Instruments	$436,952	$—	$436,952	$—

Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short
Australia	$(6,772,965)	$(6,772,965)	$—	$—
Denmark	(3,139,412)	(3,139,412)	—	—
Finland	(1,376,729)	(1,376,729)	—	—
France	(10,538,897)	(10,538,897)	—	—
Germany	(2,189,115)	(2,189,115)	—	—
Italy	(8,644,355)	(8,644,355)	—	—
Japan	(8,084,676)	(8,084,676)	—	—
Netherlands	(2,382,458)	(2,382,458)	—	—
Norway	(2,472,405)	(2,472,405)	—	—
Papua New Guinea	(936,294)	(936,294)	—	—
Portugal	(732,712)	(732,712)	—	—
Spain	(2,295,357)	(2,295,357)	—	—
Sweden	(2,369,461)	(2,369,461)	—	—
Switzerland	(2,769,156)	(2,769,156)	—	—
United Kingdom	(9,823,045)	(9,823,045)	—	—
Foreign Preferred Stocks Sold Short
Germany	(680,632)	(680,632)	—	—

Total Liabilities — Investments in Securities	$(65,207,669)	$(65,207,669)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(951,242)	$—	$(951,242)	$—
Futures Contracts	(1,691,361)	(1,691,361)	—	—

Total Liabilities — Other Financial Instruments	$(2,642,603)	$(1,691,361)	$(951,242)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts) and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts ”disclosures in the Notes to Financial Statements and the “Swap agreements outstanding ”disclosure on the preceding page(s), respectively.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

194

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
FOREIGN COMMON STOCKS — 87.6%
Argentina — 0.2%
Banco Macro SA ADRΔ	10,689	$985,419

Brazil — 2.8%
Banco do Brasil SA*	95,900	776,371
Banco Santander Brasil SA ADRΔ	58,848	443,125
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros*	29,400	174,027
BR Malls Participacoes SA	19,800	71,361
BTG Pactual Group*	142,162	640,671
Centrais Eletricas Brasileiras SA*	33,500	126,198
Cia de Saneamento Basico do Estado de Sao Paulo ADRΔ*	30,556	290,893
Cielo SA	3,460	25,797
CVC Brasil Operadora e Agencia de Viagens SA	42,600	414,569
Engie Brasil Energia SA	85,500	883,931
Equatorial Energia SA	3,500	57,472
Hypermarcas SA	60,700	507,711
Linx SA	126,528	664,550
Lojas Americanas SA*	90,600	330,906
M Dias Branco SA*	16,800	251,272
Natura Cosmeticos SA	5,500	42,484
Odontoprev SA	272,200	956,385
Porto Seguro SA*	2,700	24,955
Qualicorp SA	39,300	342,239
Rumo SA*	371,110	966,730
Sul America SA	105,749	566,590
TIM Participacoes SA ADR	15,009	222,133
TOTVS SA	91,500	832,722
Ultrapar Participacoes SA	47,500	1,122,657
Ultrapar Participacoes SA ADRΔ	27,025	635,898
WEG SA	11,800	63,116

		11,434,763

Canada — 0.2%
First Quantum Minerals, Ltd.	70,829	599,163
Platinum Group Metals, Ltd.*	43,200	36,311

		635,474

Chile — 0.7%
Aguas Andinas SA, Class A	52,453	30,768
Banco de Chile ADRΔ	8,504	662,717
Banco Santander Chile ADR	31,330	796,095
Cencosud SA	38,822	103,338
Empresas COPEC SA	2,830	30,972
Enel Americas SA ADR	118,644	1,118,813
Enel Chile SAΔ	13,871	76,291
Enel Generacion Chile SA ADRΔ	3,627	82,115
Latam Airlines Group SA ADRΔ	12,028	133,150
SACI Falabella	5,091	41,694

		3,075,953

	Shares	Value
China — 13.2%
58.com, Inc. ADRΔ*	2,934	$129,419
Agricultural Bank of China, Ltd. Class H	1,395,000	659,313
Air China, Ltd. Class H	40,679	41,943
Alibaba Group Holding, Ltd. ADRΔ*	82,647	11,644,962
Anhui Conch Cement Co., Ltd. Class H	706,000	2,455,078
Baidu, Inc. ADR*	10,407	1,861,396
Bank of China, Ltd. Class H	2,725,000	1,336,768
Bank of Communications Co., Ltd., Class H	645,000	455,200
Beijing Capital International Airport Co., Ltd. Class H	492,000	693,184
Belle International Holdings, Ltd.	1,286,000	1,014,641
China Cinda Asset Management Co., Ltd. Class H	1,896,000	706,679
China CITIC Bank Corporation, Ltd. Class H	845,000	517,339
China Communications Services Corporation, Ltd. Class H	1,602,000	923,349
China Construction Bank Corporation, Class H	4,236,000	3,282,480
China Evergrande Group*	359,000	644,664
China Medical System Holdings, Ltd.	37,000	63,977
China Mengniu Dairy Co., Ltd.*	1,216,000	2,382,955
China National Building Material Co., Ltd.	202,000	120,049
China Petroleum & Chemical Corporation, Class H	1,212,000	945,389
China Shenhua Energy Co., Ltd. Class H	217,500	484,172
China Telecom Corporation, Ltd.	230,000	109,293
China Vanke Co., Ltd. Class H	97,700	276,552
Chongqing Rural Commercial Bank Co., Ltd. Class H	807,000	544,722
Country Garden Holdings Co., Ltd.	209,000	242,262
Ctrip.com International, Ltd. ADRΔ*	12,829	690,970
Dongfeng Motor Group Co., Ltd. Class H	203,545	240,632
ENN Energy Holdings, Ltd.	43,000	259,406
Fuyao Glass Industry Group Co., Class H 144AΔ	227,600	871,634
Geely Automobile Holdings, Ltd.	845,000	1,822,593
GOME Electrical Appliances Holding, Ltd.Δ	1,270,619	156,235
Guangzhou Automobile Group Co., Ltd.	22,000	38,604
Haitian International Holdings, Ltd.	87,000	244,036

See Notes to Financial Statements.

195

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Industrial & Commercial Bank of China, Ltd. Class H	3,921,000	$2,646,661
JD.com, Inc. ADR*	52,757	2,069,130
Jiangxi Copper Co., Ltd. Class H	224,000	367,813
Kingsoft Corporation, Ltd.	45,000	117,292
NetEase, Inc. ADR	2,763	830,641
New Oriental Education & Technology Group, Inc. ADR*	5,106	359,922
People’s Insurance Co. Group of China, Ltd. (The) Class H	536,000	225,180
PICC Property & Casualty Co., Ltd. Class H	290,000	484,358
SINA Corporation*	2,218	188,463
Sinopec Engineering Group Co., Ltd. Class H	315,000	284,036
Sinopec Shanghai Petrochemical Co., Ltd. Class H	1,468,000	785,947
Sinopharm Group Co., Ltd. Class H	125,788	568,728
Sinotrans, Ltd. Class H	593,000	303,812
Sunac China Holdings, Ltd.Δ	23,000	48,077
Sunny Optical Technology Group Co., Ltd.	13,000	116,555
TAL Education Group ADRΔ	1,495	182,853
Tencent Holdings, Ltd.	162,200	5,800,388
Tingyi Cayman Islands Holding CorporationΔ	2,198,000	2,606,931
TravelSky Technology, Ltd. Class H	86,000	253,348
Vipshop Holdings, Ltd. ADR*	15,320	161,626
Weibo Corporation ADR*	222	14,730
Weichai Power Co., Ltd. Class H	284,000	248,808
West China Cement, Ltd.*	1,414,000	213,709

		54,738,904

Colombia — 0.2%
Bancolombia SA	76,606	793,841

Egypt — 0.2%
Arabian Food Industries Co. DOMTY*	17,026	35,755
Commercial International Bank Egypt SAE	30,708	135,508
Commercial International Bank Egypt SAE GDR	5,944	26,748
Edita Food Industries SAE	400,562	488,661

		686,672

Hong Kong — 6.4%
AIA Group, Ltd.	919,358	6,717,862
China Everbright International, Ltd.	64,000	79,842
China Mobile, Ltd.	660,000	7,003,695
China Overseas Land & Investment, Ltd.	1,340,000	3,921,767

	Shares	Value
China Resources Land, Ltd.	204,000	$594,432
China Resources Power Holdings Co., Ltd.	200,000	392,446
CNOOC, Ltd.	685,000	750,149
CSPC Pharmaceutical Group, Ltd.	440,000	642,463
Haier Electronics Group Co., Ltd.*	335,000	871,027
Nine Dragons Paper Holdings, Ltd.	1,162,000	1,547,855
Sino Biopharmaceutical, Ltd.	147,000	129,914
Sun Art Retail Group, Ltd.	870,000	693,107
WH Group, Ltd. 144A	3,293,500	3,324,105

		26,668,664

Hungary — 0.5%
OTP Bank PLC	66,643	2,230,379

India — 7.2%
Axis Bank, Ltd. GDR	506,239	4,152,569
Dabur India, Ltd.	221,698	1,001,864
Godrej Consumer Products, Ltd.	506	7,579
HDFC Bank, Ltd.	126,645	3,272,050
Hero MotoCorp, Ltd.	16,555	947,992
ICICI Bank, Ltd. ADR	254,212	2,280,282
Infosys, Ltd.	158,760	2,297,860
Infosys, Ltd. ADRΔ	341,733	5,132,830
Kotak Mahindra Bank, Ltd.	350,772	5,186,623
Tata Consultancy Services, Ltd.	84,477	3,087,437
Tata Motors, Ltd. ADR	77,125	2,545,896
Wipro, Ltd.	14,756	58,978

		29,971,960

Indonesia — 2.1%
PT Adaro Energy Tbk	5,245,100	620,546
PT Astra International Tbk	171,500	114,905
PT Bank Central Asia Tbk	3,074,400	4,192,924
PT Bank Mandiri Persero Tbk	239,400	229,470
PT Bank Negara Indonesia Persero Tbk	1,625,300	799,155
PT Bank Rakyat Indonesia Persero Tbk	445,500	508,331
PT Indofood CBP Sukses Makmur Tbk	99,100	65,488
PT Indofood Sukses Makmur Tbk	635,235	410,157
PT Semen Indonesia Persero Tbk	225,500	169,117
PT Telekomunikasi Indonesia Persero Tbk	837,600	284,442
PT Telekomunikasi Indonesia Persero Tbk ADRΔ	2,015	67,845
PT United Tractors Tbk	551,669	1,135,449

		8,597,829

Kenya — 0.3%
Equity Group Holdings, Ltd.	3,154,147	1,148,207

See Notes to Financial Statements.

196

	Shares	Value
Malaysia — 1.4%
AirAsia Bhd	2,021,600	$1,530,570
CIMB Group Holdings Bhd	255,100	391,031
Kuala Lumpur Kepong Bhd	6,700	38,833
Malayan Banking Bhd	430,100	964,873
Malaysia Airports Holdings	15,900	31,706
MISC Bhd	43,067	74,844
Petronas Chemicals Group Bhd	243,400	402,581
Public Bank Bhd	222,800	1,054,662
Sime Darby Bhd	118,200	261,587
Tenaga Nasional Bhd	141,030	464,553
Westports Holdings Bhd	563,900	478,165
YTL Corporation Bhd	103,200	35,100

		5,728,505

Mexico — 3.8%
Alfa SAB de CV Series A	86,000	122,019
America Movil SAB de CV ADR Series L	168,863	2,688,299
America Movil SAB de CV Series LΔ	2,033,245	1,631,189
Arca Continental SAB de CV	74,788	562,618
Cemex SAB de CV ADR*	20,009	188,485
Fibra Uno Administracion SA de CV REIT	181,600	343,613
Gruma SAB de CV Series B	55,575	725,066
Grupo Aeroportuario del Pacifico SAB de CV	32,000	360,576
Grupo Aeroportuario del Sureste SAB de CV ADR	2,397	504,329
Grupo Bimbo SAB de CV Series A	33,400	84,177
Grupo Financiero Banorte SAB de CV Series O	614,787	3,900,694
Grupo Financiero Inbursa SAB de CV Series O	432,000	737,188
Grupo Mexico SAB de CV Series B	226,900	637,489
Industrias Penoles SAB de CV	11,289	255,336
Megacable Holdings SAB de CV	306,600	1,241,689
Mexichem SAB de CV	18,500	49,551
OHL Mexico SAB de CV	79,051	114,033
Telesites SAB de CVΔ*	464,916	341,730
Wal-Mart de Mexico SAB de CV	518,082	1,201,234

		15,689,315

Morocco & Antilles — 0.2%
Attijariwafa Bank	22,012	1,003,848

Nigeria — 0.6%
Dangote Cement PLC	45,386	29,559
FCMB Group PLC	12,000,000	47,657
Guaranty Trust Bank PLC	17,983,238	1,989,440
Nestle Nigeria PLC	147,659	422,687

		2,489,343

Peru — 1.0%
Credicorp, Ltd.	22,387	4,016,004

	Shares	Value
Philippines — 1.2%
Ayala Corporation	1,970	$33,185
Ayala Land, Inc.	131,200	103,353
Bank of the Philippine Islands	378,643	780,398
BDO Unibank, Inc.	66,960	164,547
Globe Telecom, Inc.	5,620	228,097
International Container Terminal Services, Inc.	35,620	69,037
JG Summit Holdings, Inc.	179,160	287,593
Metro Pacific Investments Corporation	987,000	124,989
SM Investments Corporation	12,040	191,600
SM Prime Holdings, Inc.	177,300	115,951
Universal Robina Corporation	838,970	2,708,446

		4,807,196

Poland — 1.0%
Alior Bank SA*	4,016	66,922
Bank Zachodni WBK SA	1,468	135,603
Eurocash SA	32,640	273,053
Grupa Lotos SA	8,200	112,855
Jastrzebska Spolka Weglowa SA*	19,175	382,760
KGHM Polska Miedz SA	6,157	183,847
PGE Polska Grupa Energetyczna SA*	191,496	625,806
Polski Koncern Naftowy ORLEN SA	34,431	1,039,717
Polskie Gornictwo Naftowe i Gazownictwo SA	205,645	350,728
Powszechna Kasa Oszczednosci Bank Polski SA*	71,748	667,207
Powszechny Zaklad Ubezpieczen SA	3,753	45,160
Tauron Polska Energia SA*	462,607	446,921

		4,330,579

Portugal — 0.7%
Jeronimo Martins SGPS SA	142,159	2,774,850

Romania — 0.1%
New Europe Property Investments PLC	15,777	199,538

Russia — 3.6%
Gazprom PJSC ADR	193,596	766,253
Lenta, Ltd.*	169,329	983,802
LUKOIL PJSC ADR	14,861	723,731
MMC Norilsk Nickel PJSC ADR	3,589	49,528
Mobile TeleSystems PJSC ADR	145,164	1,216,474
Novatek PJSC GDR	41,888	4,666,323
Rosneft Oil Co. PJSC GDR	27,856	151,397
Sberbank of Russia PJSC ADR	402,289	4,163,691
Severstal PJSC GDR	104,632	1,372,772
Sistema PJSC FC GDR	35,057	146,538
Surgutneftegas OJSC ADR	42,924	184,573

See Notes to Financial Statements.

197

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Tatneft PJSC ADR	12,952	$488,291

		14,913,373

South Africa — 6.6%
Aspen Pharmacare Holdings, Ltd.	167,470	3,675,187
Barclays Africa Group, Ltd.	45,851	503,809
Bid Corporation, Ltd.	181,201	4,144,389
Bidvest Group, Ltd. (The)	92,812	1,117,930
Discovery, Ltd.	65,712	642,529
Exxaro Resources, Ltd.	80,246	570,447
Foschini Group, Ltd. (The)	54,650	573,465
Growthpoint Properties, Ltd. REIT	170,095	318,282
Imperial Holdings, Ltd.	57,015	701,656
Investec, Ltd.	40,547	299,085
Liberty Holdings, Ltd.	10,733	92,296
Massmart Holdings, Ltd.	14,809	119,423
MMI Holdings, Ltd.	71,670	110,881
Mondi, Ltd.	20,953	543,120
Naspers, Ltd. N Shares	43,118	8,387,947
Nedbank Group, Ltd.	17,757	283,393
Pick n Pay Stores, Ltd.	238,206	1,074,453
Pioneer Foods Group, Ltd.	3,490	36,134
Rand Merchant Investment Holdings, Ltd.	14,077	41,954
Redefine Properties, Ltd. REIT	190,199	152,944
Remgro, Ltd.	16,085	262,450
Resilient, Ltd. REIT	12,543	116,720
RMB Holdings, Ltd.	53,580	240,613
Sanlam, Ltd.	41,251	204,324
Sappi, Ltd.	16,612	110,586
Shoprite Holdings, Ltd.	20,709	315,609
Standard Bank Group, Ltd.	172,334	1,897,419
Telkom SA SOC, Ltd.Δ	125,751	591,628
Truworths International, Ltd.	11,464	62,654

		27,191,327

South Korea — 13.6%
AMOREPACIFIC Group	669	76,013
BNK Financial Group, Inc.	20,474	195,945
CJ E&M Corporation	1,361	90,166
DGB Financial Group, Inc.	6,847	70,616
E-MART, Inc.	5,177	1,061,055
GS Retail Co., Ltd.	423	19,077
Hana Financial Group, Inc.	13,641	539,488
Hanwha Chemical Corporation	26,291	693,955
Hanwha Corporation	20,535	850,727
Hyosung Corporation	3,457	506,094
Hyundai Development Co-Engineering & Construction	12,813	525,779
Hyundai Engineering & Construction Co., Ltd.	15,761	634,352
Hyundai Heavy Industries Co., Ltd.*	484	74,663
Hyundai Marine & Fire Insurance Co., Ltd.	23,525	809,080

	Shares	Value
Hyundai Mobis Co., Ltd.	2,049	$447,712
Industrial Bank of Korea	10,052	125,194
KB Financial Group, Inc.	13,164	663,867
Kia Motors Corporation	8,799	293,774
KIWOOM Securities Co., Ltd.	9,123	744,735
Korean Air Lines Co., Ltd.*	3,460	117,032
KT Corporation ADRΔ	9,472	157,614
LG Electronic, Ltd.	1,831	128,345
LG Innotek Co., Ltd.	2,718	391,968
LG Uplus Corporation	79,176	1,079,531
Lotte Chemical Corporation	4,843	1,456,096
NAVER Corporation	4,260	3,120,115
NCSoft Corporation	1,550	514,115
POSCO	1,938	486,130
Posco Daewoo Corporation	36,381	709,082
Samsung Card Co., Ltd.	3,519	120,104
Samsung Electronics Co., Ltd.	9,434	19,599,369
Samsung Fire & Marine Insurance Co., Ltd.	25,252	6,212,855
Shinhan Financial Group Co., Ltd.	121,671	5,242,652
SK Hynix, Inc.	84,924	5,002,734
SK Innovation Co., Ltd.	5,679	786,716
SK Networks Co., Ltd.	12,079	65,983
SK Telecom Co., Ltd.	9,447	2,196,305
Woori Bank	20,151	324,945

		56,133,983

Switzerland — 0.5%
Cie Financiere Richemont SA	24,132	1,988,141

Taiwan — 8.7%
Catcher Technology Co., Ltd.	18,000	215,089
Cathay Financial Holding Co., Ltd.	260,185	428,510
China Life Insurance Co., Ltd.	841,820	838,499
Compal Electronics, Inc.	198,430	133,722
CTBC Financial Holding Co., Ltd.	1,048,173	687,411
Eva Airways Corporation	91,880	45,457
Far EasTone Telecommunications Co., Ltd.	20,000	50,953
Feng TAY Enterprise Co., Ltd.	10,061	44,484
First Financial Holding Co., Ltd.	702,225	469,766
Formosa Chemicals & Fibre Corporation	97,000	304,520
Formosa Petrochemical Corporation	20,000	69,034
Foxconn Technology Co., Ltd.	184,152	555,725
Fubon Financial Holding Co., Ltd.	261,000	415,695
Hon Hai Precision Industry Co., Ltd.	1,109,778	4,268,377

See Notes to Financial Statements.

198

	Shares	Value
Innolux Corporation	818,000	$427,554
Largan Precision Co., Ltd.	5,000	797,173
Lite-On Technology Corporation	93,883	154,311
MediaTek, Inc.	219,000	1,875,395
Mega Financial Holding Co., Ltd.	141,000	117,268
Nanya Technology Corporation	87,000	156,726
Nien Made Enterprise Co., Ltd.	17,000	188,610
Novatek Microelectronics Corporation	73,000	295,168
Pegatron Corporation	397,089	1,244,003
Phison Electronics Corporation	156,000	1,925,641
Pou Chen Corporation	432,000	597,870
Powertech Technology, Inc.	361,000	1,114,329
Realtek Semiconductor Corporation	304,000	1,094,280
Shin Kong Financial Holding Co., Ltd.	197,000	52,456
Siliconware Precision Industries Co., Ltd.	64,920	104,892
Synnex Technology International Corporation	34,000	38,113
Taiwan Fertilizer Co., Ltd.	34,000	45,210
Taiwan Semiconductor Manufacturing Co., Ltd.	1,443,000	9,890,385
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	168,970	5,907,191
Teco Electric and Machinery Co., Ltd.	73,000	70,192
Uni-President Enterprises Corporation	170,000	340,894
Wistron Corporation	1,155,200	1,175,327

		36,140,230

Thailand — 3.6%
Bangkok Bank PCL NVDR	58,600	319,135
Bangkok Dusit Medical Services PCL	4,630,000	2,616,897
Central Pattana PCL	1,905,900	3,885,298
Central Pattana PCL NVDR	31,000	63,195
CP ALL PCL	1,376,800	2,543,250
Home Product Center PCL NVDR	102,900	29,080
Indorama Ventures PCL NVDR	92,200	103,138
Kasikornbank PCL NVDR	28,600	167,121
Krung Thai Bank PCL NVDR	1,313,635	727,004
PTT Exploration & Production PCL NVDR	17,000	43,163
PTT Global Chemical PCL NVDR	837,054	1,687,907
PTT PCL NVDR	31,200	339,829
Robinson PCL	294,800	505,508

	Shares	Value
Siam Cement PCL (The) NVDR	20,770	$308,157
Siam Commercial Bank PCL (The) NVDR	39,400	180,356
Thai Oil PCL NVDR	519,362	1,207,819
Thai Union Group PCL NVDR	586,000	363,986

		15,090,843

Turkey — 2.8%
Akbank TAS	215,185	599,358
Arcelik AS	44,979	333,145
BIM Birlesik Magazalar AS	2,489	46,159
Coca-Cola Icecek AS	73,935	848,526
Eregli Demir ve Celik Fabrikalari TAS	65,507	131,258
Ford Otomotiv Sanayi AS	11,215	136,934
KOC Holding AS	48,988	225,277
Tofas Turk Otomobil Fabrikasi AS	25,299	207,802
Tupras Turkiye Petrol Rafinerileri AS	44,198	1,271,252
Türkiye Garanti Bankasi AS	1,590,328	4,425,048
Türkiye Halk Bankasi AS	191,188	714,554
Türkiye Is Bankasi Class C Turkiye Vakiflar Bankasi	171,773	363,714
TAO Class D	224,941	413,639
Ulker Biskuvi Sanayi AS	122,517	773,033
Yapi ve Kredi Bankasi AS*	989,820	1,263,139

		11,752,838

United Arab Emirates — 0.1%
ADES International Holding, Ltd. 144A*	28,603	371,839

United Kingdom — 2.6%
Anglo American PLCΔ*	148,929	1,994,939
Global Ports Investments PLC GDR*	49,037	171,629
Hikma Pharmaceuticals PLC	95,401	1,826,549
Liberty Global PLC LiLAC Class AΔ*	74,943	1,631,509
Liberty Global PLC LiLAC Class C*	73,733	1,578,624
Mediclinic International PLCΔ	176,680	1,706,317
Tullow Oil PLC*	968,850	1,901,651

		10,811,218

United States — 1.5%
Cognizant Technology Solutions Corporation Class A	38,800	2,576,320
FirstCash, Inc.	17,900	1,043,570
Kosmos Energy, LtdΔ*	108,200	693,562
PriceSmart, Inc.	5,400	473,040
Southern Copper CorporationΔ	4,037	139,801
Ternium SA ADR	30,645	860,818

See Notes to Financial Statements.

199

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Yum China Holdings, Inc.*	14,537	$573,194

		6,360,305

Total Foreign Common Stocks (Cost $332,440,544)		362,761,340

FOREIGN PREFERRED STOCKS — 4.4%
Brazil — 2.8%
Banco Bradesco SA ADR
0.00%, 07/03/17*	146,511	1,245,344
Braskem SA Class A
3.75%, 10/04/16	53,700	556,305
Cia Brasileira de Distribuicao
0.00%, 04/28/16	54,600	1,073,739
Cia Brasileira de Distribuicao ADR
0.00%, 04/28/16Δ	21,218	414,812
Itau Unibanco Holding SA ADR
0.50%, 07/03/17	187,526	2,072,162
Itausa — Investimentos Itau SA
0.67%, 06/01/17	1,490,948	4,059,389
Lojas Americanas SA
0.00%, 01/05/17*	96,999	406,981
Petroleo Brasileiro SA
0.00%, 04/03/14*	6,619	24,834
Vale SA
0.00%, 04/24/17*	219,000	1,780,875

		11,634,441

Chile — 0.3%
Embotelladora Andina SA ADR Class B
2.17%, 05/22/17	40,448	1,027,379
Embotelladora Andina SA Class A
2.19%, 08/28/17	5,803	18,882
Sociedad Quimica y Minera de Chile SA ADR
2.38%, 06/07/17	2,261	74,659

		1,120,920

Colombia — 0.1%
Bancolombia SA ADR
2.81%, 06/30/17	10,824	482,209

South Korea — 1.2%
Samsung Electronics Co., Ltd.
1.47%, 03/30/17	2,991	4,867,581
Samsung Fire & Marine Insurance Co., Ltd.
3.13%, 12/28/16	1,796	306,096

		5,173,677

Total Foreign Preferred Stocks (Cost $18,233,615)		18,411,247

	Shares	Value
MONEY MARKET FUNDS — 8.5%
GuideStone Money Market Fund (Investor Class)¥	15,467,168	$15,467,168
Northern Institutional Government Assets Portfolio	10,849,619	10,849,619
Northern Institutional Liquid Assets Portfolio§	8,741,364	8,741,364

Total Money Market Funds (Cost $35,058,151)		35,058,151

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $1,293,523)	$1,300,000	1,293,707

TOTAL INVESTMENTS — 100.8% (Cost $387,025,833)		417,524,445
Liabilities in Excess of Other
Assets — (0.8)%		(3,307,419)

NET ASSETS — 100.0%		$414,217,026

PORTFOLIO SUMMARY (based on net assets)

%
Financials	24.3
Information Technology	23.1
Money Market Funds	8.5
Consumer Staples	8.1
Consumer Discretionary	7.9
Energy	5.2
Materials	4.6
Telecommunication Services	4.6
Foreign Preferred Stocks	4.4
Health Care	3.1
Industrials	2.8
Real Estate	2.7
Utilities	1.2
U.S. Treasury Obligation	0.3

100.8

See Notes to Financial Statements.

200

Swap agreements outstanding at June 30, 2017:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Brazil Index	09/20/17	GSC	BRL	2,146,704	$20,995	—	$20,995
MSCI China Index	09/20/17	GSC	HKD	(12,635,239)	(243)	—	(243)
MSCI Poland Index	09/20/17	GSC	PLN	(604,330)	(1,257)	—	(1,257)
MSCI South Africa Index	09/20/17	GSC	ZAR	20,099,321	4,303	—	4,303
MSCI Turkey Index	09/20/17	GSC	TRY	(962,424)	(1,412)	—	(1,412)

Total Swap agreements outstanding at June 30, 2017					$22,386	$—	$22,386

See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Argentina	$985,419	$985,419	$—	$—
Brazil	11,434,763	11,434,763	—	—
Canada	635,474	635,474	—	—
Chile	3,075,953	3,075,953	—	—
China	54,738,904	54,738,904	—	—
Colombia	793,841	793,841	—	—
Egypt	686,672	686,672	—	—
Hong Kong	26,668,664	26,668,664	—	—
Hungary	2,230,379	2,230,379	—	—
India	29,971,960	26,699,910	—	3,272,050
Indonesia	8,597,829	67,845	8,529,984	—
Kenya	1,148,207	1,148,207	—	—
Malaysia	5,728,505	5,728,505	—	—
Mexico	15,689,315	15,689,315	—	—
Morocco & Antilles	1,003,848	1,003,848	—	—
Nigeria	2,489,343	2,489,343	—	—
Peru	4,016,004	4,016,004	—	—
Philippines	4,807,196	4,807,196	—	—
Poland	4,330,579	4,330,579	—	—
Portugal	2,774,850	2,774,850	—	—
Romania	199,538	199,538	—	—
Russia	14,913,373	14,913,373	—	—
South Africa	27,191,327	27,191,327	—	—
South Korea	56,133,983	56,133,983	—	—
Switzerland	1,988,141	1,988,141	—	—
Taiwan	36,140,230	36,140,230	—	—
Thailand	15,090,843	5,539,890	9,550,953	—
Turkey	11,752,838	11,752,838	—	—
United Arab Emirates	371,839	371,839	—	—
United Kingdom	10,811,218	10,811,218	—	—
United States	6,360,305	6,360,305	—	—
Foreign Preferred Stocks:
Brazil	11,634,441	11,634,441	—	—
Chile	1,120,920	1,120,920	—	—
Colombia	482,209	482,209	—	—
South Korea	5,173,677	5,173,677	—	—
Money Market Funds	35,058,151	35,058,151	—	—
U.S. Treasury Obligations	1,293,707	—	1,293,707	—

Total Assets — Investments in Securities	$417,524,445	$394,877,751	$19,374,644	$3,272,050

Other Financial Instruments***
Forward Foreign Currency Contracts	$512,559	$—	$512,559	$—

See Notes to Financial Statements.

202

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Swap Agreements	$22,386	$—	$22,386	$—

Total Assets — Other Financial Instruments	$534,945	$—	$534,945	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(88,865)	$(88,865)	$—	$—

Total Liabilities — Other Financial Instruments	$(88,865)	$(88,865)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts), and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and“ Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding page (s), respectively.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2016 that are now being valued based on quoted prices. The value of the securities that were transfers to Level 1 as of June 30, 2017 is $36,522,908.

There were no transfers between Level 2 and Level 3 during the period ended June 30, 2017.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2017.

See Notes to Financial Statements.

203

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2017 (Unaudited)

	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$913,478,005	$822,040,402
Investments in securities of affiliated issuers, at value	30,077,273	27,283,583

Total investments, at value(1)(2)	943,555,278	849,323,985
Cash	834,186	—
Cash collateral for derivatives	—	237,600
Deposits with broker	—	—
Foreign currency(3)	—	—
Receivables:
Dividends and reclaims	699,106	678,660
Interest	1,535,984	—
Securities lending	22,456	5,736
From advisor	18,206	13,833
Investment securities sold	5,789,597	—
Fund shares sold	231,080	3,749,757
Variation margin on financial futures contracts	—	12,750
Foreign capital gains taxes	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	94,992	284,333

Total Assets	952,780,885	854,306,654

Liabilities
Cash Overdraft	—	193,849
Foreign currency overdraft	12,899	—
Securities sold short, at value(4)	—	—
Options written, at value(5)	541,733	—
Unrealized depreciation on foreign currency exchange contracts	249,666	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	45,103,430	3,205,054
Collateral held for derivatives	—	—
Payables:
Investment securities purchased	7,100,437	260,878
Dividends on short sales	—	—
Fund shares redeemed	196,502	8,898
Variation margin on financial futures contracts	—	800
Securities lending	3,369	860
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	465,825	63,769
Professional fees	30,260	26,433
Shareholder servicing fees	65,287	90,928
Other expenses	111,400	375,846

Total Liabilities	53,880,808	4,227,315

Net Assets	$898,900,077	$850,079,339

Net Assets Consist of:
Paid-in-capital	$787,556,479	$590,990,044
Accumulated (distributions in excess of) net investment income (loss)	1,163,018	498,517
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	19,956,295	(3,384,029)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	90,224,285	261,974,807

Net Assets	$898,900,077	$850,079,339

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$581,175,521	$408,062,732

Institutional shares outstanding	46,526,383	15,302,900

Net asset value, offering and redemption price per Institutional share	$12.49	$26.67

Net assets applicable to the Investor Class	$317,724,555	$442,016,607

Investor shares outstanding	25,425,250	16,565,789

Net asset value, offering and redemption price per Investor share	$12.50	$26.68

(1) Investments in securities of unaffiliated issuers, at cost	$823,400,415	$559,948,630
Investments in securities of affiliated issuers, at cost	30,077,273	27,283,583

Total investments, at cost	$853,477,688	$587,232,213

(2) Includes securities loaned of:	$59,508,182	$38,565,105

(3) Foreign currency, at cost	$(12,899)	$—

(4) Proceeds from securities sold short	$—	$—

(5) Premiums received on options written	$938,709	$—

(6)	Net of $40,278 and $(136,819) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund		Emerging Markets Equity Fund

$1,334,988,159	$1,482,770,876	$564,382,996	$146,928,576	$1,452,309,612		$402,057,277
46,740,934	62,285,366	26,109,041	6,738,855	65,183,625		15,467,168

1,381,729,093	1,545,056,242	590,492,037	153,667,431	1,517,493,237		417,524,445
—	—	—	—	—		467,151
39,600	—	42,647	84,000	24,247		2,162,970
—	—	—	—	9,565,436		—
—	—	—	341,221	7,068,992		521,496

1,541,122	551,449	399,309	650,375	9,237,604		1,488,699
—	—	—	—	—		66,383
26,959	97,315	18,494	7,131	57,754		7,183
23,964	27,244	11,582	—	29,199		2,938
13,971,857	4,022,915	6,321,703	—	409,831		897,900
10,374,736	10,655,681	299,880	1,161,132	2,379,481		1,624,093
22,427	28,400	5,992	5,925	1,013,675		179,759
—	—	—	—	40,278		—
—	—	—	—	3,352,186		1,194,533
—	—	—	—	436,952		25,298
45,341	63,832	50,998	68,670	51,561		52,295

1,407,775,099	1,560,503,078	597,642,642	155,985,885	1,551,160,433		426,215,143

1,692,358	502,617	981,197	82,555	9,752,296		—
—	—	—	—	—		—
—	—	—	—	65,207,669		—
—	—	—	—	—		—
—	—	—	—	4,303,428		681,974
—	—	—	—	—		2,912
16,019,825	12,043,880	43,102,599	494,400	14,527,121		8,741,364
—	—	—	—	139,935		559,900

6,646,429	1,485,288	7,741,495	27,843	691,601		1,100,182
—	—	—	—	35,605		—
63,296	44,242	2,393	1,484	61,272		14,977
—	—	74,755	165	875,111		133,199
4,044	14,597	2,774	1,070	8,663		1,077
—	—	—	—	—		136,819

664,117	865,780	410,788	14,716	875,394		348,030
45,718	25,966	29,909	57,363	28,746		31,848
77,120	107,329	52,707	—	64,339		15,039
161,243	173,415	101,785	71,074	429,055		230,796

25,374,150	15,263,114	52,500,402	750,670	97,000,235		11,998,117

$1,382,400,949	$1,545,239,964	$545,142,240	$155,235,215	$1,454,160,198		$414,217,026

$1,120,969,422	$1,149,308,339	$456,525,340	$148,543,705	$1,261,632,333		$403,778,471
780,566	(253,512)	34,223	2,401,662	16,276,975		2,130,902
20,159,603	43,966,664	17,646,570	(601,397)	22,865,903		(22,495,940)
240,491,358	352,218,473	70,936,107	4,891,245	153,384,987	(6)	30,803,593	(6)
$1,382,400,949	$1,545,239,964	$545,142,240	$155,235,215	$1,454,160,198		$414,217,026

$1,005,314,015	$1,025,811,473	$288,795,639	$155,235,215	$1,143,097,096		$342,073,831

46,060,812	41,732,756	16,093,826	15,355,776	74,423,970		35,234,112

$21.83	$24.58	$17.94	$10.11	$15.36		$9.71

$377,086,934	$519,428,490	$256,346,601	N/A	$311,063,102		$72,143,195

17,265,003	21,155,562	14,280,230	N/A	20,237,833		7,436,603

$21.84	$24.55	$17.95	N/A	$15.37		$9.70

$1,094,313,573	$1,130,272,625	$493,325,034	$142,035,212	$1,292,840,539		$371,558,665
46,740,934	62,285,366	26,109,041	6,738,855	65,183,625		15,467,168

$1,141,054,507	$1,192,557,991	$519,434,075	$148,774,067	$1,358,024,164		$387,025,833

$61,413,785	$201,603,349	$109,105,427	$4,581,635	$104,444,004		$28,015,794

$—	$—	$—	$338,779	$6,951,754		$590,547

$—	$—	$—	$—	$61,352,413		$—

$—	$—	$—	$—	$—		$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2017 (Unaudited)

	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$5,551,631	$7,693,620
Income distributions received from affiliated funds	56,511	45,452
Interest	—	2,640
Securities lending	90,708	22,103
Less foreign taxes withheld	(15,317)	(3,194)

Total Investment Income	5,683,533	7,760,621

Expenses
Investment advisory fees	2,710,454	370,691
Transfer agent fees:
Institutional Shares	2,231	2,056
Investor Shares	12,308	15,078
Custodian fees	36,702	15,899
Shareholder servicing fees:
Investor Shares	374,685	523,533
Accounting and administration fees	103,562	89,867
Professional fees	41,796	40,853
Blue sky fees:
Institutional Shares	9,754	8,053
Investor Shares	12,214	9,583
Shareholder reporting fees:
Institutional Shares	620	379
Investor Shares	5,043	8,407
Trustees expenses	3,839	3,469
Line of credit facility fees and interest expense	2,408	2,157
S&P license fees	—	165,973
Interest expense	881,990	—
Other expenses	22,353	17,316

Total Expenses	4,219,959	1,273,314
Dividends on securities sold short	—	—
Expenses waived/reimbursed net of amount recaptured(1)	(38,453)	(29,419)
Fees paid indirectly	(188)	—

Net Expenses	4,181,318	1,243,895

Net Investment Income	1,502,215	6,516,726

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	—	—
Investment securities	21,463,461	710,164
Investment securities sold short	—	—
Futures transactions	711,157	2,205,501
Swap agreements	—	—
Option contracts written	3,813,674	—
Foreign currency	(609,702)	—

Net realized gain	25,378,590	2,915,665

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(65,649) and $(65,805) for International
Equity Fund and Emerging Markets Fund, respectively)	24,072,638	58,929,141
Investment securities sold short	—	—
Futures	38,690	11,750
Swap agreements	—	—
Option contracts written	358,082	—
Foreign currency	(155,490)	—

Net change in unrealized appreciation (depreciation)	24,313,920	58,940,891

Net Realized and Unrealized Gain	49,692,510	61,856,556

Net Increase in Net Assets Resulting from Operations	$51,194,725	$68,373,282

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$14,466,268	$6,134,791	$2,733,671	$3,080,150	$27,078,045	$5,164,034
69,924	36,694	12,485	16,651	94,603	22,755
9,003	9,713	4,105	529	6,838	15,187
85,894	285,344	174,420	37,404	269,990	23,442
(95,949)	(51,406)	(3,728)	(237,474)	(2,318,912)	(763,863)

14,535,140	6,415,136	2,920,953	2,897,260	25,130,564	4,461,555

3,657,113	5,093,274	2,447,490	44,905	5,040,380	1,827,045

2,255	2,228	2,234	1,988	2,237	2,171
14,565	14,706	14,093	—	14,286	9,661
24,837	21,384	36,052	32,487	230,953	409,302

465,741	596,628	324,415	—	357,943	75,952
142,814	154,531	62,319	37,241	200,856	92,564
52,638	40,852	43,526	70,125	42,464	42,872

7,920	11,319	11,125	10,594	7,875	8,299
7,773	11,916	11,655	—	7,431	12,091

601	569	588	183	591	534
7,470	7,701	6,721	—	7,313	1,716
5,901	6,255	2,427	626	6,004	1,596
3,664	4,020	1,490	382	3,646	967
—	—	—	—	—	—
—	—	—	—	—	—
26,403	29,582	16,180	11,396	256,740	70,843

4,419,695	5,994,965	2,980,315	209,927	6,178,719	2,555,613
—	—	—	—	897,252	—
(45,457)	(56,740)	(22,673)	97,615	(59,495)	(26,557)
(5,139)	(9,982)	(43,618)	—	(7,635)	(1,502)

4,369,099	5,928,243	2,914,024	307,542	7,008,841	2,527,554

10,166,041	486,893	6,929	2,589,718	18,121,723	1,934,001

(137)	—	(2,933)	—	—	—
40,698,408	46,844,901	15,355,755	66,877	32,360,162	6,354,467
—	—	—	—	(551,341)	—
3,754,026	4,427,084	680,097	957,350	13,704,787	6,767,108
—	—	—	—	(4,914,306)	(260,226)
—	—	—	—	—	—
—	—	—	2,305	784,719	2,498,847

44,452,297	51,271,985	16,032,919	1,026,532	41,384,021	15,360,196

8,208,326	179,278,118	(4,247,544)	15,200,058	158,324,169	46,074,016
—	—	—	—	(4,975,561)	—
(11,045)	(71,888)	422,765	21,436	(2,288,515)	(268,103)
—	—	—	—	188,024	74,117
—	—	—	—	—	—
—	—	—	21,233	1,678,408	(355,463)

8,197,281	179,206,230	(3,824,779)	15,242,727	152,926,525	45,524,567

52,649,578	230,478,215	12,208,140	16,269,259	194,310,546	60,884,763

$62,815,619	$230,965,108	$12,215,069	$18,858,977	$212,432,269	$62,818,764

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Six
	Months Ended	For the Year
	06/30/17	Ended 12/31/16
	(Unaudited)
Operations:
Net investment income (loss)	$1,502,215	$9,154,111
Net realized gain on investment securities, foreign currency and derivatives	25,378,590	37,485,385
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	24,313,920	29,305,318

Net increase (decrease) in net assets resulting from operations	51,194,725	75,944,814

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(852,066)	(6,782,198)
Investor shares	(93,077)	(2,584,867)
Distributions from net realized capital gains
Institutional shares	(5,739,741)	(20,422,901)
Investor shares	(3,084,121)	(10,089,480)

Total dividends and distributions	(9,769,005)	(39,879,446)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	30,643,225	86,759,491
Investor shares	48,028,235	120,050,570
Reinvestment of dividends and distributions
Institutional shares	6,576,925	27,129,944
Investor shares	3,174,619	12,666,913

Total proceeds from shares sold and reinvested	88,423,004	246,606,918

Value of shares redeemed
Institutional shares	(30,475,679)	(36,641,159)
Investor shares	(23,709,111)	(33,410,504)

Total value of shares redeemed	(54,184,790)	(70,051,663)

Net increase (decrease) from capital share transactions(1)	34,238,214	176,555,255

Total increase (decrease) in net assets	75,663,934	212,620,623

Net Assets:
Beginning of Period	823,236,143	610,615,520

End of Period*	$898,900,077	$823,236,143

*Including undistributed (distributions in excess of) net investment income	$1,163,018	$605,946

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Six		For the Six		For the Six
Months Ended	For the Year	Months Ended	For the Year	Months Ended	For the Year
06/30/17	Ended 12/31/16	06/30/17	Ended 12/31/16	06/30/17	Ended 12/31/16
(Unaudited)		(Unaudited)		(Unaudited)

$6,516,726	$11,943,530	$10,166,041	$24,447,562	$486,893	$(1,084,811)
2,915,665	8,892,190	44,452,297	58,311,164	51,271,985	43,301,833
58,940,891	57,282,624	8,197,281	86,310,003	179,206,230	(55,421,512)

68,373,282	78,118,344	62,815,619	169,068,729	230,965,108	(13,204,490)

(3,150,485)	(7,539,949)	(7,237,447)	(20,652,060)	(740,405)	—
(2,939,579)	(4,493,334)	(2,306,893)	(4,414,829)	—	—

(890,061)	(4,164,984)	(10,346,208)	(35,799,929)	(7,844,181)	(39,566,114)
(971,126)	(3,860,904)	(3,943,277)	(11,488,346)	(3,996,132)	(13,379,455)

(7,951,251)	(20,059,171)	(23,833,825)	(72,355,164)	(12,580,718)	(52,945,569)

33,036,489	62,887,840	56,711,072	72,695,633	28,868,454	78,821,400
40,018,772	61,970,285	11,950,005	46,876,464	35,979,154	28,018,112

4,036,707	11,688,033	17,581,534	56,444,119	8,583,943	39,563,140
3,907,712	8,347,177	6,245,017	15,889,798	3,993,880	13,376,181

80,999,680	144,893,335	92,487,628	191,906,014	77,425,431	159,778,833

(13,207,755)	(22,108,055)	(17,238,445)	(193,720,488)	(49,232,405)	(114,360,239)
(20,334,224)	(47,248,664)	(22,851,931)	(45,525,237)	(16,077,570)	(80,144,960)

(33,541,979)	(69,356,719)	(40,090,376)	(239,245,725)	(65,309,975)	(194,505,199)

47,457,701	75,536,616	52,397,252	(47,339,711)	12,115,456	(34,726,366)

107,879,732	133,595,789	91,379,046	49,373,854	230,499,846	(100,876,425)

742,199,607	608,603,818	1,291,021,903	1,241,648,049	1,314,740,118	1,415,616,543

$850,079,339	$742,199,607	$1,382,400,949	$1,291,021,903	$1,545,239,964	$1,314,740,118

$498,517	$71,855	$780,566	$158,865	$(253,512)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Equity Fund
	For the Six
	Months Ended	For the Year
	06/30/17	Ended 12/31/16
	(Unaudited)
Operations:
Net investment income	$6,929	$1,202,278
Net realized gain (loss) on investment securities, foreign currency and derivatives	16,032,919	12,585,764
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(3,824,779)	68,188,651

Net increase in net assets resulting from operations	12,215,069	81,976,693

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	—	(985,933)
Investor shares	—	(386,414)
Distributions from net realized capital gains
Institutional shares	—	(2,849,693)
Investor shares	—	(2,825,962)

Total dividends and distributions	—	(7,048,002)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	23,246,915	24,829,412
Investor shares	9,310,880	29,247,158
Reinvestment of dividends and distributions
Institutional shares	—	3,835,372
Investor shares	—	3,211,578

Total proceeds from shares sold and reinvested	32,557,795	61,123,520

Value of shares redeemed
Institutional shares	(6,655,715)	(69,413,390)
Investor shares	(25,596,252)	(35,829,083)

Total value of shares redeemed	(32,251,967)	(105,242,473)

Net increase (decrease) from capital share transactions(1)	305,828	(44,118,953)

Total increase in net assets	12,520,897	30,809,738

Net Assets:
Beginning of Period	532,621,343	501,811,605

End of Period*	$545,142,240	$532,621,343

*Including undistributed (distributions in excess of) net investment income	$34,223	$27,294

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Six		For the Six		For the Six
Months Ended	For the Year	Months Ended	For the Year	Months Ended	For the Year
06/30/17	Ended 12/31/16	06/30/17	Ended 12/31/16	06/30/17	Ended 12/31/16
(Unaudited)		(Unaudited)		(Unaudited)

$2,589,718	$3,121,243	$18,121,723	$25,616,001	$1,934,001	$3,114,130
1,026,532	(842,464)	41,384,021	16,102,029	15,360,196	(14,432,213)
15,242,727	477,800	152,926,525	(2,077,658)	45,524,567	55,295,877

18,858,977	2,756,579	212,432,269	39,640,372	62,818,764	43,977,794

—	(3,270,902)	—	(20,646,972)	—	(5,024,983)
—	—	—	(4,679,834)	—	(685,333)
—	—	—	(7,893,727)	—	—
—	—	—	(2,052,816)	—	—

—	(3,270,902)	—	(35,273,349)	—	(5,710,316)

10,374,125	28,861,034	22,337,198	81,012,704	22,017,850	37,111,251

—	—	22,556,739	37,895,139	29,286,613	32,263,177
—	3,270,443	—	28,538,676	—	5,024,983
—	—	—	6,730,219	—	683,941

10,374,125	32,131,477	44,893,937	154,176,738	51,304,463	75,083,352

(7,019,044)	(9,620,613)	(66,140,063)	(126,371,248)	(23,157,638)	(59,145,682)
—	—	(19,250,395)	(26,653,486)	(11,936,143)	(16,799,903)

(7,019,044)	(9,620,613)	(85,390,458)	(153,024,734)	(35,093,781)	(75,945,585)

3,355,081	22,510,864	(40,496,521)	1,152,004	16,210,682	(862,233)

22,214,058	21,996,541	171,935,748	5,519,027	79,029,446	37,405,245

133,021,157	111,024,616	1,282,224,450	1,276,705,423	335,187,580	297,782,335

$155,235,215	$133,021,157	$1,454,160,198	$1,282,224,450	$414,217,026	$335,187,580

$2,401,662	$(188,056)	$16,276,975	$(1,844,748)	$2,130,902	$196,901

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income, Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund
Institutional Class
2017(3)	$11.90	$0.03	#	$0.70		$(0.02)	$(0.12)	$12.49	6.01%	$581,175	0.67%		0.68%		0.44%	31%
2016	11.21	0.17	#	1.15	(4)	(0.16)	(0.47)	11.90	11.80	547,132	0.69		0.70		1.42	78
2015	11.61	0.17	#	0.11	(4)	(0.17)	(0.51)	11.21	2.43	443,499	0.72	(5)	0.73		1.46	55
2014	11.43	0.15	#	1.05	(4)	(0.15)	(0.87)	11.61	10.55	98,903	0.88	(5)(6)	0.83	(6)	1.24	102
2013(7)	10.61	0.14	#	1.80	(4)	(0.15)	(0.97)	11.43	18.47	89,430	1.10	(5)(6)	1.13	(6)	1.25	208
2012	10.20	0.18	#	0.73	(4)	(0.18)	(0.32)	10.61	8.93	85,347	1.04	(6)	1.12	(6)	1.67	304
Investor Class
2017(3)	$11.91	$0.01	#	$0.70		$— †	$(0.12)	$12.50	6.14%	$317,725	0.93%		0.94%		0.17%	31%
2016	11.22	0.14	#	1.15	(4)	(0.13)	(0.47)	11.91	11.53	276,104	0.97		0.98		1.15	78
2015	11.60	0.13	#	0.12	(4)	(0.12)	(0.51)	11.22	2.16	167,117	0.99	(5)	1.00		1.12	55
2014	11.42	0.12	#	1.06	(4)	(0.13)	(0.87)	11.60	10.35	476,129	1.09	(5)(6)	1.07	(6)	1.03	102
2013(7)	10.60	0.12	#	1.79	(4)	(0.12)	(0.97)	11.42	18.22	395,277	1.36	(5)(6)	1.38	(6)	0.99	208
2012	10.20	0.15	#	0.72	(4)	(0.15)	(0.32)	10.60	8.57	314,638	1.30	(6)	1.37	(6)	1.42	304
Equity Index Fund
Institutional Class
2017(3)	$24.68	$0.23	#	$2.03		$(0.21)	$(0.06)	$26.67	9.15%	$408,063	0.17%		0.18%		1.77%	1%
2016	22.81	0.46	#	2.27	(4)	(0.56)	(0.30)	24.68	12.16	355,404	0.15		0.16		1.97	3
2015	23.99	0.48	#	(0.26	)(4)	(0.61)	(0.79)	22.81	0.92	276,599	0.17		0.18		1.94	6
2014	22.48	0.40	#	2.62	(4)	(0.74)	(0.77)	23.99	13.54	95,134	0.22		0.22		1.72	5
2013(8)	18.12	0.37	#	5.34	(4)	(0.69)	(0.66)	22.48	32.04	66,378	0.23		0.24		1.81	4
2012	16.65	0.34	#	2.27	(4)	(0.66)	(0.48)	18.12	15.92	47,071	0.23		0.24		1.95	3
Investor Class
2017(3)	$24.70	$0.20	#	$2.02		$(0.18)	$(0.06)	$26.68	8.98%	$442,016	0.44%		0.44%		1.51%	1%
2016	22.58	0.39	#	2.27	(4)	(0.29)	(0.25)	24.70	11.84	386,796	0.42		0.42		1.70	3
2015	22.90	0.37	#	(0.21	)(4)	(0.18)	(0.30)	22.58	0.70	332,005	0.41		0.44		1.62	6
2014	20.69	0.34	#	2.40	(4)	(0.24)	(0.29)	22.90	13.31	334,833	0.38		0.48		1.56	5
2013(8)	16.07	0.31	#	4.79	(4)	(0.23)	(0.25)	20.69	31.95	289,937	0.38		0.48		1.66	4
2012	14.24	0.28	#	1.95	(4)	(0.22)	(0.18)	16.07	15.76	208,192	0.38		0.49		1.79	3

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00%, 0.01% and 0.00% for the years 2013, 2014 and 2015.
(6)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.05%, 0.11% and 0.02% for the years 2012, 2013 and 2014.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.

212

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2017(3)	$21.18	$0.17	#	$0.87	(4)	$(0.16)	$(0.23)	$21.83	4.93%	$1,005,314	0.59	%(5)	0.60%	1.62%	23%
2016	19.75	0.41	#	2.30	(4)	(0.46)	(0.82)	21.18	14.11	920,433	0.59	(5)	0.60	2.05	36
2015	23.56	0.39	#	(1.20	)(4)	(0.44)	(2.56)	19.75	(3.44)	917,208	0.61	(5)	0.62	1.73	32
2014	25.88	0.37	#	2.46	(4)	(0.65)	(4.50)	23.56	10.91	273,359	0.65	(5)	0.67	1.40	41
2013(6)	20.89	0.39	#	6.90	(4)	(0.89)	(1.41)	25.88	35.52	253,988	0.66	(5)	0.67	1.61	45
2012	18.38	0.39	#	2.77	(4)	(0.65)	—	20.89	17.47	215,512	0.67	(5)	0.68	1.90	27
Investor Class
2017(3)	$21.20	$0.15	#	$0.86	(4)	$(0.14)	$(0.23)	$21.84	4.76%	$377,087	0.85	%(5)	0.86%	1.36%	23%
2016	19.46	0.35	#	2.33	(4)	(0.26)	(0.68)	21.20	13.84	370,589	0.86	(5)	0.87	1.78	36
2015	21.31	0.27	#	(1.06	)(4)	(0.08)	(0.98)	19.46	(3.70)	324,440	0.89	(5)	0.89	1.26	32
2014	21.00	0.25	#	1.97	(4)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90	(5)	0.91	1.16	41
2013(6)	16.18	0.26	#	5.39	(4)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90	(5)	0.91	1.36	45
2012	14.00	0.25	#	2.14	(4)	(0.21)	—	16.18	17.20	933,110	0.92	(5)	0.92	1.66	27
Growth Equity Fund
Institutional Class
2017(3)	$21.08	$0.02	#	$3.69	(4)	$(0.02)	$(0.19)	$24.58	17.60%	$1,025,811	0.73	%(7)	0.74%	0.14%	24%
2016	22.25	—	†#	(0.22	)(4)	—	(0.95)	21.08	(0.98)	890,530	0.75	(7)	0.76	0.01	24
2015	25.80	0.02	#	1.38	(4)	—	(4.95)	22.25	5.67	932,232	0.77	(7)	0.78	0.09	79
2014	28.49	(0.05	)#	2.92	(4)	—	(5.56)	25.80	10.12	244,281	0.85	(7)	0.87	(0.12)	54
2013(8)	28.47	—	†#	9.62	(4)	—	(9.60)	28.49	34.83	227,934	0.84	(7)	0.88	—	83
2012	27.47	0.09	#	4.67	(4)	(0.14)	(3.62)	28.47	17.39	198,329	0.87	(7)	0.89	0.33	67
Investor Class
2017(3)	$21.07	$(0.01	)#	$3.68	(4)	$—	$(0.19)	$24.55	17.43%	$519,429	1.00	%(7)	1.00%	(0.09)%	24%
2016	22.02	(0.05	)#	(0.24	)(4)	—	(0.66)	21.07	(1.30)	424,210	1.01	(7)	1.02	(0.26)	24
2015	22.92	(0.05	)#	1.27	(4)	—	(2.12)	22.02	5.44	483,385	1.04	(7)	1.06	(0.21)	79
2014	23.02	(0.08	)#	2.36	(4)	—	(2.38)	22.92	9.93	1,240,254	1.06	(7)	1.11	(0.33)	54
2013(8)	20.26	(0.05	)#	6.92	(4)	—	(4.11)	23.02	34.52	1,190,710	1.05	(7)	1.12	(0.22)	83
2012	18.63	0.03	#	3.17	(4)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05	(7)	1.13	0.15	67

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2012, 2013, and 2014, and 0.00% for the years 2015 and 2016. For the six months ended June 30, 2017, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.00% for Institutional Class and Investor Class, respectively.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(7)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2012 and 2013, and 0.00% for the years 2014, 2015, and 2016. For the six months ended June 30, 2017, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.00% for Institutional Class and Investor Class, respectively.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2017(3)	$17.53	$0.01	#	$0.40	(4)	$—	$—	$17.94	2.34%	$288,796	0.97	%(5)	0.99%	0.14%	42%
2016	15.14	0.06	#	2.59	(4)	(0.07)	(0.19)	17.53	17.48	265,627	1.01	(5)	1.03	0.36	77
2015	18.05	0.08	#	(1.13	)(4)	(0.06)	(1.80)	15.14	(5.66)	264,962	1.00	(5)	1.03	0.45	74
2014	20.94	0.06	#	0.75	(4)	(0.12)	(3.58)	18.05	4.03	84,324	0.97	(5)	0.99	0.27	103
2013(6)	20.78	0.12	#	7.73	(4)	(0.16)	(7.53)	20.94	38.39	84,139	0.92	(5)	0.94	0.45	161
2012	19.63	0.16	#	2.83	(4)	(0.26)	(1.58)	20.78	15.25	67,723	0.99	(5)	1.02	0.79	128
Investor Class
2017(3)	$17.56	$(0.01	)#	$0.40	(4)	$—	$—	$17.95	2.22%	$256,346	1.23	%(5)	1.26%	(0.14)%	42%
2016	15.17	0.02	#	2.59	(4)	(0.03)	(0.19)	17.56	17.17	266,994	1.27	(5)	1.30	0.11	77
2015	17.08	0.02	#	(1.04	)(4)	—	(0.89)	15.17	(5.91)	236,850	1.24	(5)	1.27	0.13	74
2014	18.19	0.01	#	0.67	(4)	(0.02)	(1.77)	17.08	3.83	468,938	1.20	(5)	1.24	0.03	103
2013(6)	15.94	0.04	#	5.97	(4)	(0.04)	(3.72)	18.19	38.09	490,706	1.16	(5)	1.19	0.22	161
2012	14.62	0.09	#	2.10	(4)	(0.09)	(0.78)	15.94	15.02	377,101	1.19	(5)	1.27	0.59	128
International Equity Index Fund
Institutional Class
2017(3)	$8.86	$0.17	#	$1.08	(4)	$—	$—	$10.11	14.11%	$155,235	0.43%		0.29%	3.62%	4%
2016	8.94	0.23	#	(0.09	)(4)	(0.22)	—	8.86	1.63	133,021	0.57		0.65	2.61	6
2015(7)	10.00	0.07	#	(1.06	)(4)	(0.07)	—	8.94	(9.88)	111,025	0.57		0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.01%, 0.01%, 0.02%, and 0.01%, for the years 2012, 2013, 2014, 2015, and 2016. For the six months ended June 30, 2017, the effect of fees paid indirectly decreased the ratio by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(7)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

214

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2017(3)	$13.16	$0.19	#	$2.01		$—	$—	$15.36	16.72%	$2,286,209	0.96	%(4)(5)	0.97	%(5)	2.69%	23%
2016	13.14	0.27	#	0.13	(6)	(0.27)	(0.11)	13.16	2.96	1,017,929	1.00	(4)(5)	1.01	(5)	2.09	33
2015	14.25	0.22	#	(0.50	)(6)	(0.26)	(0.57)	13.14	(1.93)	1,030,729	1.03	(4)(5)	1.05	(5)	1.49	43
2014	15.61	0.36	#	(1.26	)(6)	(0.46)	—	14.25	(5.80)	235,545	1.13	(4)(5)	1.20	(5)	2.36	36
2013(7)	13.47	0.24	#	2.24	(6)	(0.34)	—	15.61	18.49	269,499	1.11	(4)(5)	1.25	(5)	1.69	51
2012	11.73	0.24	#	1.80	(6)	(0.30)	—	13.47	17.43	270,130	1.15	(4)(5)	1.32	(5)	1.89	53
Investor Class
2017(3)	$13.18	$0.17	#	$2.02		$—	$—	$15.37	16.62%	$622,130	1.23	%(4)(5)	1.24	%(5)	2.41%	23%
2016	13.18	0.24	#	0.11	(6)	(0.24)	(0.11)	13.18	2.62	264,295	1.27	(4)(5)	1.28	(5)	1.81	33
2015	14.03	0.24	#	(0.55	)(6)	(0.12)	(0.42)	13.18	(2.16)	245,976	1.35	(4)(5)	1.39	(5)	1.68	43
2014	15.24	0.32	#	(1.23	)(6)	(0.30)	—	14.03	(6.00)	1,143,722	1.37	(4)(5)	1.44	(5)	2.09	36
2013(7)	13.07	0.20	#	2.18	(6)	(0.21)	—	15.24	18.23	1,147,181	1.35	(4)(5)	1.49	(5)	1.44	51
2012	11.33	0.20	#	1.73	(6)	(0.19)	—	13.07	17.05	1,156,306	1.39	(4)(5)	1.57	(5)	1.65	53
Emerging Markets Equity Fund
Institutional Class
2017(3)	$8.18	$0.05	#	$1.48	(6)	$—	$—	$9.71	18.70%	$342,074	1.31	%(8)	1.32%		1.06%	25%
2016	7.34	0.08	#	0.90	(6)	(0.14)	—	8.18	13.46	290,082	1.30	(8)	1.48		0.98	54
2015	9.09	0.11	#	(1.83	)(6)	(0.03)	—	7.34	(18.93)	272,123	1.28	(8)	1.50		1.36	39
2014	9.75	0.11	#	(0.51	)(6)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25		1.63		1.07	39
2013(9)(10)	10.00	(0.01	)#	(0.24	)(6)	—	—	9.75	(2.50)	46,420	1.25		1.55		(0.34)	6
Investor Class
2017(3)	$8.19	$0.04	#	$1.47	(6)	$—	$—	$9.70	18.44%	$72,143	1.58	%(8)	1.63%		0.93%	25%
2016	7.35	0.06	#	0.91	(6)	(13.00)	—	8.19	13.20	45,106	1.56	(8)	1.87		0.73	54
2015	9.09	0.05	#	(1.79	)(6)	—	—	7.35	(19.14)	25,659	1.51	(8)	1.83		0.58	39
2014	9.75	0.08	#	(0.51	)(6)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50		1.84		0.81	39
2013(9)(10)	10.00	(0.01	)#	(0.24	)(6)	—	—	9.75	(2.50)	244,181	1.50		1.78		(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2012, 2013, 2014, 2015 and 2016. For the six months ended June 30, 2017, the effect of fees paid indirectly decreased the ratio by 0.01% and 0.01% for Institutional Class and Investor Class, respectively.
(5)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.20%, 0.15%, 0.17%, 0.17% and 0.14% for the years 2012, 2013, 2014, 2015 and 2016. For the six months ended June 30, 2017, the effect of dividend expense on securities sold short increased the ratio by 0.06% and 0.07% for Institutional Class and Investor Class respectively.
(6)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(8)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015 and 2016. For the six months ended June 30, 2017, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.00% for the Institutional Class and Investor Class, respectively.
(9)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(10)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

215

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Par	Value
U.S. TREASURY OBLIGATIONS — 94.6%
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/19	$7,109,000	$7,424,406
1.38%, 01/15/20	5,110,000	5,991,645
0.13%, 04/15/20	16,824,000	17,600,231
1.25%, 07/15/20	4,790,000	5,600,196
1.13%, 01/15/21	10,590,000	12,295,158
0.13%, 04/15/21	2,055,000	2,117,824
0.63%, 07/15/21	11,160,000	12,415,524
0.13%, 01/15/22	5,884,200	6,351,247
0.13%, 04/15/22	19,560,000	19,584,009
0.13%, 07/15/22	4,885,000	5,190,757
0.13%, 01/15/23	11,459,000	12,035,618
0.38%, 07/15/23	14,525,000	15,369,564
0.63%, 01/15/24‡‡	18,306,000	19,469,524
0.13%, 07/15/24	8,077,000	8,175,627
0.25%, 01/15/25	10,005,000	10,152,229
2.38%, 01/15/25‡‡	3,870,200	5,722,908
0.38%, 07/15/25	2,800,000	2,867,219
0.63%, 01/15/26	4,805,000	4,979,535
2.00%, 01/15/26	4,030,000	5,567,749
0.13%, 07/15/26	7,580,000	7,463,985
0.38%, 01/15/27	2,400,000	2,387,798
2.38%, 01/15/27	4,030,000	5,699,107
1.75%, 01/15/28	5,650,000	7,357,885
3.63%, 04/15/28	2,910,000	5,753,491
2.50%, 01/15/29	4,785,000	6,559,796
3.88%, 04/15/29‡‡	4,295,000	8,683,285
3.38%, 04/15/32	747,100	1,415,789
2.13%, 02/15/40	2,617,600	3,689,031
2.13%, 02/15/41	3,563,900	4,979,908
0.75%, 02/15/42	5,719,400	5,900,371
0.63%, 02/15/43	4,545,000	4,455,880
1.38%, 02/15/44	4,213,700	4,817,037
0.75%, 02/15/45	5,660,000	5,522,289
1.00%, 02/15/46	3,555,000	3,669,517
0.88%, 02/15/47	3,145,000	3,095,246

Total U.S. Treasury Obligations (Cost $259,635,994)		260,361,385

FOREIGN GOVERNMENT INFLATION-LINKED BONDS — 3.3%
Italy — 1.8%
Italy Buoni Poliennali Del Tesoro
1.65%, 04/23/20(E)	3,262,000	3,880,250
1.25%, 10/27/20(E)	803,000	965,087

		4,845,337

	Par	Value
Japan — 0.7%
Japanese Government Inflation-Linked Bond
0.10%, 03/10/26(J)	$202,000,000	$1,876,084

New Zealand — 0.8%
New Zealand Government Bond 3.00%, 09/20/30(Z)	1,323,000	1,134,556
2.50%, 09/20/35(Z)	1,495,000	1,184,389

		2,318,945

Total Foreign Government Inflation-Linked Bonds (Cost $8,683,382)		9,040,366

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $126.50, Expires 07/21/17 (UBS)	164	25,625
10-Year U.S. Treasury Note, Strike Price $127.00, Expires 07/21/17 (UBS)	241	18,829

	Notional Amount
British Pound vs. U.S. Dollar, Strike Price $1.34, Expires 08/01/17 (CITI)	4,170,000	6,826
U.S. Dollar vs. Mexican Peso, Strike Price $19.00, Expires 09/21/17 (CITI)	5,390,000	62,610
U.S. Dollar vs. Japanese Yen, Strike Price $115.00, Expires 07/07/17 (JPM)	5,625,000	1,190

		115,080

Put Option — 0.0%
British Pound vs. U.S. Dollar, Strike Price $1.25, Expires 08/01/17 (CITI)	4,170,000	2,250

Total Purchased Options (Cost $358,926)		117,330

See Notes to Financial Statements.

216

	Shares	Value
MONEY MARKET FUNDS — 2.2%
GuideStone Money Market Fund (Investor Class)¥	5,128,280	$5,128,280
Northern Institutional Government Assets Portfolio	1,026,903	1,026,903

(Cost $6,155,183)		6,155,183

TOTAL INVESTMENTS — 100.1% (Cost $274,833,485)		275,674,264

	Number of Contracts
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
10-Year U.S. Treasury Note, Strike Price $127.50, Expires 07/21/17 (UBS)	(164)	(7,688)
10-Year U.S. Treasury Note, Strike Price $128.00, Expires 08/31/17 (UBS)	(241)	(7,531)

	Notional Amount
British Pound vs. U.S. Dollar, Strike Price $1.34, Expires 08/01/17 (CITI)	$(4,170,000)	(6,826)
U.S. Dollar vs. Mexican Peso, Strike Price $20.00, Expires 09/21/17 (CITI)	(5,390,000)	(21,650)

	Notional Amount	Value
U.S. Dollar vs. Japanese Yen, Strike Price $115.00, Expires 07/07/17 (JPM)	$(2,815,000)	$(595)

		(44,290)

Total Written Options (Premiums received $(150,092))		(44,290)

Liabilities in Excess of Other Assets — (0.1)%		(275,431)

NET ASSETS — 100.0%		$275,354,543

PORTFOLIO SUMMARY (based on net assets)

	%
U.S. Treasury Obligations	94.6
Foreign Government Inflation-Linked Bonds	3.3
Money Market Fund	2.2
Purchased Options	—	**
Written Options	(—)	**

	100.1

**	Rounds to less than 0.05%

Swap agreements outstanding at June 30, 2017:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CDOR	1.39%	6/29/2019	CME	CAD	12,660,750	$(18,974)	$—	$(18,974)
3-Month CDOR	1.39%	6/29/2019	CME	CAD	15,474,250	(23,189)	—	(23,189)
3-Month CDOR	1.41%	6/30/2019	CME	CAD	14,080,000	420	—	420
3-Month LIBOR	(1.86)%	11/30/2021	CME	USD	12,935,000	40,964	—	40,964

Total swap agreements outstanding at June 30, 2017						$(779)	—	$(779)

See Notes to Financial Statements.

217

INFLATION PROTECTED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Foreign Government Inflation-Linked Bonds	$9,040,366	$—	$9,040,366	$—
Money Market Fund	6,155,183	6,155,183	—	—
Purchased Options	117,330	44,454	72,876	—
U.S. Treasury Obligations	260,361,385	—	260,361,385	—

Total Assets — Investments in Securities	$275,674,264	$6,199,637	$269,474,627	$—

Liabilities:
Investments in Securities:
Written Options	$(44,290)	$(15,219)	$(29,071)	$—

Total Liabilities — Investments in Securities	$(44,290)	$(15,219)	$(29,071)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(109,070)	$—	$(109,070)	$—
Futures Contracts	(248,319)	(248,319)	—	—
Swap Agreements	(779)	—	(779)	—

Total Liabilities — Other Financial Instruments	$(358,168)	$(248,319)	$(109,849)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forward contracts) and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding page(s), respectively.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

218

GLOBAL REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS — 52.3%
Consumer Discretionary — 0.5%
Extended Stay America, Inc.	66,189	$1,281,419

Real Estate — 51.8%
Acadia Realty Trust REIT	39,480	1,097,544
Agree Realty Corporation REIT	24,657	1,131,017
Alexandria Real Estate Equities, Inc. REITΔ	29,920	3,604,462
American Homes 4 Rent Class A REIT	60,190	1,358,488
AvalonBay Communities, Inc. REITΔ	42,009	8,072,869
Brandywine Realty Trust REIT	37,337	654,518
Brixmor Property Group, Inc. REIT	75,936	1,357,736
Camden Property Trust REIT	54,978	4,701,169
CareTrust REIT, Inc.	58,957	1,093,063
Colony NorthStar, Inc. Class A REIT	80,523	1,134,569
CoreSite Realty Corporation REITΔ	14,250	1,475,302
Corporate Office Properties Trust REITΔ	33,951	1,189,304
CubeSmart REIT	68,300	1,641,932
CyrusOne, Inc. REIT	16,057	895,178
DCT Industrial Trust, Inc. REIT	24,840	1,327,450
DDR Corporation REIT	135,460	1,228,622
DiamondRock Hospitality Co. REIT	148,906	1,630,521
Duke Realty Corporation REIT	106,371	2,973,069
EastGroup Properties, Inc. REITΔ	24,840	2,081,592
Empire State Realty Trust, Inc. Class A REIT	91,848	1,907,683
EPR Properties REIT	16,270	1,169,325
Equinix, Inc. REIT	4,987	2,140,221
Equity LifeStyle Properties, Inc. REIT	24,480	2,113,603
Essex Property Trust, Inc. REIT	23,395	6,018,832
Extra Space Storage, Inc. REITΔ	15,410	1,201,980
Four Corners Property Trust, Inc. REIT	134,145	3,368,381
GGP, Inc. REIT	220,999	5,206,736
HCP, Inc. REIT	73,210	2,339,792
Healthcare Realty Trust, Inc. REITΔ	41,931	1,431,944
Hudson Pacific Properties, Inc. REIT	94,697	3,237,690
Invitation Homes, Inc. REIT	64,218	1,389,035
Kilroy Realty Corporation REIT	20,700	1,555,605
Macerich Co. (The) REIT	30,162	1,751,206

	Shares	Value
National Retail Properties, Inc. REIT	31,160	$1,218,356
New York REIT, Inc.	98,363	849,856
Paramount Group, Inc. REIT	49,409	790,544
Park Hotels & Resorts, Inc. REIT	33,469	902,324
Pebblebrook Hotel Trust REITΔ	33,551	1,081,684
Pennsylvania Real Estate Investment TrustΔ	75,556	855,294
Physicians Realty Trust REIT	90,750	1,827,705
Piedmont Office Realty Trust, Inc. Class A REITΔ	52,323	1,102,969
Prologis, Inc. REIT	55,141	3,233,468
Public Storage REIT	19,388	4,042,980
Retail Properties of America, Inc. Class A REIT	206,965	2,527,043
Rexford Industrial Realty, Inc. REIT	79,684	2,186,529
Senior Housing Properties Trust REIT	78,168	1,597,754
Simon Property Group, Inc. REIT	28,373	4,589,616
Sunstone Hotel Investors, Inc. REIT	171,156	2,759,035
Urban Edge Properties REIT	59,928	1,422,091
Ventas, Inc. REIT	48,050	3,338,514
VEREIT, Inc.	154,507	1,257,687
Vornado Realty Trust REIT	49,518	4,649,740
Weingarten Realty Investors REIT	41,732	1,256,133
Welltower, Inc. REITΔ	88,861	6,651,246

		121,621,006

Total Common Stocks (Cost $122,806,151)		122,902,425

FOREIGN COMMON STOCKS — 45.0%
Australia — 5.6%
Dexus REIT	37,492	273,179
Goodman Group REIT	298,631	1,806,383
GPT Group (The) REIT	665,403	2,449,744
Ingenia Communities Group REIT	140,980	281,729
Investa Office Fund REIT	179,419	605,387
Mirvac Group REIT	995,666	1,630,023
Scentre Group REIT	962,482	2,996,043
Stockland REIT	164,713	554,501
Vicinity Centres	527,297	1,041,571
Viva Energy REIT	117,951	205,791
Westfield Corporation REIT	205,494	1,268,280

		13,112,631

Austria — 0.9%
Buwog AG*	70,491	2,025,262

Belgium — 0.4%
Aedifica SA REIT	5,817	507,394

See Notes to Financial Statements.

219

GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Warehouses De Pauw CVA REIT	3,730	$392,025

		899,419

Canada — 2.5%
Allied Properties Real Estate Investment Trust	23,427	703,099
Canadian Apartment
Properties REIT	55,447	1,435,345
Chartwell Retirement Residences	89,371	1,067,518
First Capital Realty, Inc.Δ	84,180	1,282,693
Granite Real Estate Investment Trust	13,022	515,036
Pure Industrial Real Estate Trust	165,442	877,731

		5,881,422

France — 3.6%
Gecina SA REIT	14,606	2,291,306
ICADE REIT	7,232	607,112
Klepierre REIT	55,252	2,264,561
Unibail-Rodamco SE REITΔ	13,158	3,316,019

		8,478,998

Germany — 3.1%
alstria office REIT-AGΔ	76,957	1,040,254
DeutscheWohnen AG	54,979	2,102,980
TLG Immobilien AG	29,263	598,100
Vonovia SE	88,130	3,499,364

		7,240,698

Hong Kong — 6.7%
Cheung Kong Property Holdings, Ltd.	432,614	3,388,346
Hang Lung Properties, Ltd.	838,662	2,094,654
Hopewell Holdings, Ltd.	113,000	430,582
Link REIT	375,379	2,855,928
New World Development Co., Ltd.	1,181,000	1,499,044
Sino Land Co., Ltd.	168,589	276,395
Sun Hung Kai Properties, Ltd.	211,466	3,106,667
Swire Properties, Ltd.	332,338	1,096,095
Wharf Holdings, Ltd. (The)	129,858	1,076,128

		15,823,839

Ireland — 0.8%
Green REIT PLC	319,268	521,452
Hibernia REIT PLC	825,708	1,296,739

		1,818,191

Italy — 0.1%
COIMA RES SpA REIT, 144A	17,677	155,360

Japan — 10.2%
Activia Properties, Inc. REIT	161	687,802
Advance Residence Investment Corporation REIT	227	564,094

	Shares	Value
Daibiru Corporation	47,400	$492,227
Frontier Real Estate Investment Corporation REITΔ	168	692,314
Global One Real Estate Investment Corporation REITΔ	228	781,454
Hulic REIT, Inc.	335	522,716
Invesco Office J-REIT, Inc.	224	209,113
Japan Hotel REIT Investment Corporation	700	494,777
Japan Logistics Fund, Inc. REIT	484	1,004,792
Japan Real Estate Investment Corporation REIT	267	1,326,988
Japan Rental Housing Investments, Inc. REIT	146	107,739
Japan Retail Fund Investment Corporation REIT	694	1,280,329
Kenedix Office Investment Corporation REIT	96	512,114
Mirai Corp REITΔ	109	165,038
Mitsubishi Estate Co., Ltd.	260,287	4,844,728
Mitsui Fudosan Co., Ltd.	200,690	4,782,837
Mori Hills REIT Investment Corporation	852	1,046,867
Mori Trust Sogo REIT, Inc.	632	1,019,853
Nippon Building Fund, Inc. REITΔ	134	683,850
Nippon Prologis REIT, Inc.	312	664,084
NTT Urban Development Corporation	108,200	1,042,799
Sekisui House Residential Investment Corporation REIT	361	380,017
Sumitomo Realty & Development Co., Ltd.	24,271	747,713

		24,054,245

Netherlands — 0.8%
InterXion Holding NV*	35,006	1,602,575
NSI NV REIT	8,529	308,169

		1,910,744

Singapore — 2.7%
CDL Hospitality Trusts REITΔ	247,000	296,920
City Developments, Ltd.	255,338	1,990,032
Fortune Real Estate Investment Trust	452,000	560,987
Frasers Centrepoint Trust REIT	352,777	548,351
Frasers Logistics & Industrial Trust REIT	515,100	404,073
Global Logistic Properties, Ltd.	273,100	567,326
Mapletree Commercial Trust REIT	346,500	401,429
Mapletree Industrial Trust REIT	477,458	645,050

See Notes to Financial Statements.

220

	Shares	Value
Suntec Real Estate Investment Trust	649,200	$881,790
UOL Group, Ltd.	6,138	34,062

		6,330,020

Spain — 0.6%
Merlin Properties Socimi SA REIT	117,990	1,490,471

Sweden — 1.5%
Castellum AB	61,617	904,723
D Carnegie & Co. AB*	27,318	378,575
Fabege AB	65,153	1,252,838
Hemfosa Fastigheter AB	31,591	341,232
Hufvudstaden AB, A Shares	35,155	582,947

		3,460,315

Switzerland — 0.6%
PSP Swiss Property AG	11,151	1,041,954
Swiss Prime Site AG*	5,261	477,874

		1,519,828

United Kingdom — 4.9%
Assura PLC REIT	477,064	396,422
British Land Co. PLC (The) REIT	218,496	1,722,999
Derwent London PLC REIT	15,085	521,443
Grainger PLC	133,065	455,807
Great Portland Estates PLC REIT	94,414	734,128
Hammerson PLC REIT	151,116	1,130,737
Intu Properties PLC REIT	134,644	471,913
Land Securities Group PLC REIT	127,979	1,688,532
LondonMetric Property PLC REIT	179,400	391,146
Primary Health Properties PLC REIT	295,214	437,370
PRS REIT PLC (The)*	297,400	406,232
Safestore Holdings PLC REIT	35,449	194,563
Segro PLC REIT	207,887	1,324,570
Shaftesbury PLC REIT	37,474	474,658
St Modwen Properties PLC	30,946	144,657
Tritax Big Box REIT PLC	202,401	385,408
UNITE Group PLC (The) REIT	81,622	689,943

		11,570,528

Total Foreign Common Stocks (Cost $104,759,101)		105,771,971

MONEY MARKET FUNDS — 1.9%
GuideStone Money Market Fund (Investor Class)¥	4,117,226	4,117,226
Northern Institutional Liquid Assets Portfolio§	453,602	453,602

Total Money Market Funds (Cost $4,570,828)		4,570,828

	Par	Value
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
1.09%, 12/14/17Ω‡‡ (Cost $398,007)	$400,000	$398,064

TOTAL INVESTMENTS — 99.4% (Cost $232,534,087)		233,643,288
Other Assets in Excess of Liabilities — 0.6%		1,338,791

NET ASSETS — 100.0%		$234,982,079

PORTFOLIO SUMMARY (based on net assets)

%
Real Estate	51.8
Foreign Common Stocks	45.0
Money Market Funds	1.9
Consumer Discretionary	0.5
U.S. Treasury Obligation	0.2

99.4

See Notes to Financial Statements.

221

GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$122,902,425	$122,902,425	$—	$—
Foreign Common Stocks:
Australia	13,112,631	13,112,631	—	—
Austria	2,025,262	2,025,262	—	—
Belgium	899,419	899,419	—	—
Canada	5,881,422	5,881,422	—	—
France	8,478,998	8,478,998	—	—
Germany	7,240,698	7,240,698	—	—
Hong Kong	15,823,839	15,823,839	—	—
Ireland	1,818,191	1,818,191	—	—
Italy	155,360	155,360	—	—
Japan	24,054,245	24,054,245	—	—
Netherlands	1,910,744	1,910,744	—	—
Singapore	6,330,020	6,330,020	—	—
Spain	1,490,471	1,490,471	—	—
Sweden	3,460,315	3,460,315	—	—
Switzerland	1,519,828	1,519,828	—	—
United Kingdom	11,570,528	11,570,528	—	—
Money Market Funds	4,570,828	4,570,828	—	—
U.S. Treasury Obligation	398,064	—	398,064	—

Total Assets — Investments in Securities	$233,643,288	$233,245,224	$398,064	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(36,044)	$(36,044)	$—	$—

Total Liabilities — Other Financial Instruments	$(36,044)	$(36,044)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

222

GLOBAL NATURAL RESOURCES EQUITY FUND SCHEDULE OF INVESTMENTS	June 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS — 43.4%
Consumer Staples — 0.7%
Archer-Daniels-Midland Co.	13,029	$539,140
Bunge, Ltd.	3,182	237,377
Ingredion, Inc.	1,638	195,266

		971,783

Energy — 37.8%
Anadarko Petroleum Corporation	12,753	578,221
Antero Resources CorporationΔ *	203,101	4,389,013
Apache CorporationΔ	8,662	415,170
Cabot Oil & Gas Corporation	173,789	4,358,628
Centennial Resource Development, Inc. Class AΔ *	268,610	4,249,410
Chevron Corporation	43,190	4,506,013
Cimarex Energy Co.	2,170	204,002
Concho Resources, Inc.*	3,380	410,771
ConocoPhillips	28,194	1,239,408
Continental Resources, Inc.Δ *	2,136	69,057
Denbury Resources, Inc.Δ *	948,119	1,450,622
Devon Energy Corporation	11,370	363,499
Diamondback Energy, Inc.*	2,057	182,682
EOG Resources, Inc.	13,160	1,191,243
EQT CorporationΔ	3,954	231,665
Exxon Mobil Corporation	94,618	7,638,511
Hess CorporationΔ	6,499	285,111
Kosmos Energy, LtdΔ *	650,205	4,167,814
Laredo Petroleum, Inc.*	404,063	4,250,743
Marathon Oil Corporation	19,328	229,037
Murphy Oil Corporation	3,736	95,754
Newfield Exploration Co.*	4,539	129,180
Noble Energy, Inc.	150,905	4,270,611
Occidental Petroleum Corporation	17,437	1,043,953
Parsley Energy, Inc. Class A*	5,061	140,443
Pioneer Natural Resources Co.	3,874	618,213
Range Resources Corporation	178,820	4,143,259
SRC Energy, Inc.Δ *	498,339	3,353,821

		54,205,854

Materials — 2.2%
CF Industries Holdings, Inc.Δ	5,319	148,719
FMC Corporation	3,054	223,095
Freeport-McMoRan, Inc.*	31,327	376,237
Monsanto Co.	10,005	1,184,192
Mosaic Co. (The)	7,591	173,303
Newmont Mining Corporation	12,117	392,470
Nucor Corporation	7,266	420,483
Steel Dynamics, Inc.	5,531	198,065

		3,116,564

	Shares	Value
Utilities — 2.7%
Calpine Corporation*	286,043	$3,870,162

Total Common Stocks (Cost $66,835,383)		62,164,363

FOREIGN COMMON STOCKS — 45.9%
Australia — 5.2%
Alumina, Ltd.Δ	55,847	82,414
BHP Billiton, Ltd.	73,273	1,311,074
BlueScope Steel, Ltd.	13,064	132,641
Fortescue Metals Group, Ltd.	35,520	142,509
Iluka Resources, Ltd.	601,355	4,011,909
Newcrest Mining, Ltd.	17,493	271,054
Origin Energy, Ltd.*	40,040	211,115
Rio Tinto, Ltd.	9,678	470,635
Santos, Ltd.*	42,774	99,615
South32, Ltd.	121,459	250,187
Woodside Petroleum, Ltd.	17,298	397,129

		7,380,282

Austria — 0.2%
OMV AG	3,359	174,311
voestalpine AG	2,595	120,926

		295,237

Canada — 25.9%
Agnico Eagle Mines, Ltd.	5,130	231,340
Agrium, Inc.	3,147	285,215
ARC Resources, Ltd.Δ	7,963	104,143
Barrick Gold Corporation	26,452	420,809
Cameco Corporation	8,920	81,235
Canadian Natural Resources, Ltd.	25,322	730,683
Cenovus Energy, Inc.	23,169	170,802
Crescent Point Energy CorporationΔ	12,219	93,470
Encana Corporation	22,040	193,921
First Quantum Minerals, Ltd.	1,031,202	8,723,231
Franco-Nevada Corporation	4,115	296,916
Goldcorp, Inc.	19,476	251,109
Hudbay Minerals, Inc.	301,533	1,743,906
Husky Energy, Inc.*	7,971	90,479
Imperial Oil, Ltd.Δ	6,739	196,433
Kinross Gold Corporation*	28,253	114,816
Peyto Exploration & Development Corporation	223,860	4,060,138
Potash Corporation of SaskatchewanΔ	19,050	310,694
PrairieSky Royalty, Ltd.Δ	4,921	112,058
Seven Generations Energy, Ltd. Class A*	5,648	96,732
Suncor Energy, Inc.	38,000	1,110,287
Teck Resources, Ltd. Class BΔ	12,830	222,408
Tourmaline Oil Corporation*	201,121	4,323,915
Turquoise Hill Resources, Ltd.Δ*	3,206,042	8,496,251

See Notes to Financial Statements.

223

GLOBAL NATURAL RESOURCES EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Vermilion Energy, Inc.	2,614	$82,927
West Fraser Timber Co., Ltd.	1,571	74,358
Wheaton Precious Metals Corporation	10,072	200,073
Whitecap Resources, Inc.Δ	583,256	4,164,829
Yamana Gold, Inc.	21,297	51,403

		37,034,581

Finland — 0.4%
Stora Enso OYJ, R Shares	12,570	162,376
UPM-Kymmene OYJ	12,176	347,114

		509,490

France — 1.8%
TOTAL SA	53,177	2,628,962

Germany — 0.2%
K+S AGΔ	4,367	111,826
thyssenKrupp AGΔ	8,392	238,425

		350,251

Israel — 0.0%
Israel Chemicals, Ltd.	11,648	54,946

Italy — 0.6%
Eni SpA	58,038	872,351

Japan — 0.9%
Hitachi Metals, Ltd.	4,800	66,660
Inpex Corporation	21,600	207,598
JFE Holdings, Inc.	11,800	204,631
Kobe Steel, Ltd.*	7,100	72,847
Maruichi Steel Tube, Ltd.	1,300	37,737
Mitsubishi Materials Corporation	2,600	78,595
Nippon Steel & Sumitomo Metal Corporation	17,300	390,375
Oji Holdings Corporation	20,000	103,134
Sumitomo Metal Mining Co., Ltd.	11,000	146,748

		1,308,325

Netherlands — 0.2%
ArcelorMittal*	15,155	343,762

Norway — 0.5%
Norsk Hydro ASA	30,681	170,075
Statoil ASA	26,213	434,542
Yara International ASA	4,052	152,203

		756,820

Papua New Guinea — 0.1%
Oil Search, Ltd.	31,266	163,892

Portugal — 0.1%
Galp Energia SGPS SA	11,436	173,132

Singapore — 0.1%
Golden Agri-Resources, Ltd.	161,500	43,990
Wilmar International, Ltd.	36,500	88,814

		132,804

	Shares	Value
Spain — 0.3%
Repsol SA	27,275	$417,439

Sweden — 0.2%
Boliden AB	6,239	170,255
Lundin Petroleum AB	4,272	82,198

		252,453

United Kingdom — 9.2%
Anglo American PLC*	30,392	405,341
Antofagasta PLC	8,997	93,686
BHP Billiton PLC	48,186	738,056
BP PLC	446,254	2,573,658
Fresnillo PLC	5,044	97,624
Glencore PLC*	279,145	1,044,180
Mondi PLC	8,379	219,792
Ophir Energy PLC*	1,425,311	1,582,578
Randgold Resources, Ltd.	2,145	190,115
Rio Tinto PLC	28,231	1,192,066
Royal Dutch Shell PLC, A Shares	86,225	2,285,381
Royal Dutch Shell PLC, B Shares	100,011	2,686,599

		13,109,076

Total Foreign Common Stocks (Cost $61,772,892)		65,783,803

FOREIGN PREFERRED STOCK — 2.8%
Chile — 2.8%
Sociedad Quimica y Minera de Chile SA ADR
2.38%, 06/07/17 (Cost $1,934,962)	119,256	3,937,833

RIGHTS — 0.0%
Repsol SA* (Cost $15,248)	31,947	14,595

MONEY MARKET FUNDS — 23.7%
GuideStone Money Market Fund (Investor Class)¥	30,319,362	30,319,362
Northern Institutional Liquid Assets Portfolio§	3,652,231	3,652,231

Total Money Market Funds (Cost $33,971,593)		33,971,593

	Par
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bills
0.92%, 10/12/17Ω‡‡	$200,000	199,424

See Notes to Financial Statements.

224

	Par	Value
0.94%, 10/19/17Ω‡‡	$800,000	$797,542

Total U.S. Treasury Obligations (Cost $997,203)		996,966

TOTAL INVESTMENTS — 116.5% (Cost $165,527,281)		166,869,153
Liabilities in Excess of Other Assets — (16.5)%		(23,675,610)

NET ASSETS — 100.0%		$143,193,543

PORTFOLIO SUMMARY (based on net assets)

	%
Foreign Common Stocks	45.9
Energy	37.8
Money Market Funds	23.7
Foreign Preferred Stock	2.8
Utilities	2.7
Materials	2.2
U.S. Treasury Obligations	0.7
Consumer Staples	0.7
Rights	—	**

	116.5

**	Rounds to less than 0.05%

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$62,164,363	$62,164,363	$—	$—
Foreign Common Stocks:
Australia	7,380,282	7,380,282	—	—
Austria	295,237	295,237	—	—
Canada	37,034,581	37,034,581	—	—
Finland	509,490	509,490	—	—
France	2,628,962	2,628,962	—	—
Germany	350,251	350,251	—	—
Israel	54,946	—	54,946	—
Italy	872,351	872,351	—	—
Japan	1,308,325	1,308,325	—	—
Netherlands	343,762	343,762	—	—
Norway	756,820	756,820	—	—
Papua New Guinea	163,892	163,892	—	—
Portugal	173,132	173,132	—	—
Singapore	132,804	132,804	—	—

See Notes to Financial Statements.

225

GLOBAL NATURAL RESOURCES EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Spain	417,439	417,439	—	—
Sweden	252,453	252,453	—	—
United Kingdom	13,109,076	13,109,076	—	—
Foreign Preferred Stock:
Chile	3,937,833	3,937,833	—	—
Money Market Funds	33,971,593	33,971,593	—	—
Rights	14,595	14,595	—	—
U.S. Treasury Obligations	996,966	—	996,966	—

Total Assets — Investments in Securities	$166,869,153	$165,817,241	$1,051,912	$—

Other Financial Instruments***
Futures Contracts	$11,403	$11,403	$—	$—

Total Assets — Other Financial Instruments	$11,403	$11,403	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and disclosure in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the period ended June 30, 2017.

There were no transfers between Level 2 and Level 3 during the period ended June 30, 2017.

See Notes to Financial Statements.

226

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2017 (Unaudited)

	Inflation Protected Bond Fund	Global Real Estate Securities Fund	Global Natural Resources Equity Fund
Assets
Investments in securities of unaffiliated issuers, at value	$270,545,984	$229,526,062	$136,549,791
Investments in securities of affiliated issuers, at value	5,128,280	4,117,226	30,319,362

Total investments, at value(1)(2)	275,674,264	233,643,288	166,869,153
Cash collateral for derivatives	114,081	—	27,106
Foreign currency(3)	56,918	490,843	122,800
Receivables:
Dividends and reclaims	1,737	1,129,976	87,378
Interest	844,440	1,078	—
Securities lending	—	3,233	2,257
From advisor	3,062	2,087	2,155
Investment securities sold	769,198	3,534,451	17,147,094
Fund shares sold	14,383	322,395	1,908
Variation margin on financial futures contracts	98,710	3,711	128,669
Unrealized appreciation on foreign currency exchange contracts	35,385	—	—
Prepaid expenses and other assets	45,442	70,430	38,295

Total Assets	277,657,620	239,201,492	184,426,815

Liabilities
Cash Overdraft	—	15,251	7,614,389
Options written, at value(4)	44,290	—	—
Unrealized depreciation on foreign currency exchange contracts	144,455	—	—
Collateral held for securities on loan, at value	—	453,602	3,652,231
Payables:
Investment securities purchased	1,804,969	3,386,037	532
Fund shares redeemed	58,959	68,727	29,656,691
Variation margin on centrally cleared swaps	21,725	—	—
Variation margin on financial futures contracts	44,518	1,280	79,883
Securities lending	—	485	339
Accrued expenses:
Investment advisory fees	68,328	136,398	115,396
Professional fees	32,214	28,289	28,856
Shareholder servicing fees	17,388	20,473	35,128
Other expenses	66,231	108,871	49,827

Total Liabilities	2,303,077	4,219,413	41,233,272

Net Assets	$275,354,543	$234,982,079	$143,193,543

Net Assets Consist of:
Paid-in-capital	$282,195,013	$240,757,443	$254,534,879
Accumulated (distributions in excess of) net investment income (loss)	668,811	(575,904)	315,958
Accumulated net realized loss on investments, foreign currency translations and derivative transactions	(8,094,570)	(6,266,917)	(113,021,070)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	585,289	1,067,457	1,363,776

Net Assets	$275,354,543	$234,982,079	$143,193,543

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$190,997,843	$136,558,907	N/A

Institutional shares outstanding	18,702,520	14,388,597	N/A

Net asset value, offering and redemption price per Institutional share	$10.21	$9.49	N/A

Net assets applicable to the Investor Class	$84,356,700	$98,423,172	$143,193,543

Investor shares outstanding	8,254,494	10,337,722	21,236,409

Net asset value, offering and redemption price per Investor share	$10.22	$9.52	$6.74

(1) Investments in securities of unaffiliated issuers, at cost	$269,705,205	$228,416,861	$135,207,919
Investments in securities of affiliated issuers, at cost	5,128,280	4,117,226	30,319,362

Total investments, at cost	$274,833,485	$232,534,087	$165,527,281

(2) Includes securities loaned of:	$—	$3,233	$22,945,631

(3) Foreign currency, at cost	$59,439	$489,841	$112,126

(4) Premiums received on options written	$150,092	$—	$—

See Notes to Financial Statements.

227

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2017 (Unaudited)

	Inflation Protected Bond Fund	Global Real Estate Securities Fund	Global Natural Resources Equity Fund
Investment Income
Dividends	$—	$4,301,488	$1,563,241
Income distributions received from affiliated funds	11,576	5,139	19,340
Interest	2,508,681	287	2,698
Securities lending	—	26,827	28,136
Less foreign taxes withheld	—	(124,562)	7,825

Total Investment Income	2,520,257	4,209,179	1,621,240

Expenses
Investment advisory fees	418,686	800,937	860,902
Transfer agent fees:
Institutional Shares	2,084	2,096	—
Investor Shares	10,563	12,506	9,687
Custodian fees	29,213	66,598	22,572
Shareholder servicing fees:
Investor Shares	103,292	124,310	256,757
Accounting and administration fees	32,567	35,570	26,169
Professional fees	34,028	40,459	40,843
Blue sky fees:
Institutional Shares	5,160	4,231	—
Investor Shares	7,423	7,264	9,024
Shareholder reporting fees:
Institutional Shares	407	430	—
Investor Shares	2,745	5,266	2,434
Trustees expenses	1,289	1,029	8,538
Line of credit facility fees and interest expense	1,056	606	3,688
Other expenses	12,468	19,775	13,848

Total Expenses	660,981	1,121,077	1,254,462
Expenses waived/reimbursed net of amount recaptured(1)	(8,124)	(5,200)	(8,497)
Fees paid indirectly	—	(14,313)	—

Net Expenses	652,857	1,101,564	1,245,965

Net Investment Income	1,867,400	3,107,615	375,275

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	230,076	179,923	(13,612,842)
Futures transactions	9,764	275,702	(943,831)
Option contracts written	446,964	—	—
Option contracts purchased	(869,108)	—	—
Foreign currency	(163,664)	39,253	(5,532)

Net realized gain (loss)	(345,968)	494,878	(14,562,205)

Net change in unrealized appreciation (depreciation) on:
Investment securities	768,747	7,236,246	(6,792,444)
Futures	(274,338)	56,510	163,177
Swap agreements	(779)	—	—
Option contracts written	49,606	—	—
Option contracts purchased	(81,674)	—	—
Foreign currency	(385,630)	13,886	14,681

Net change in unrealized appreciation (depreciation)	75,932	7,306,642	(6,614,586)

Net Realized and Unrealized Gain (Loss)	(270,036)	7,801,520	(21,176,791)

Net Increase in Net Assets Resulting from Operations	$1,597,364	$10,909,135	$(20,801,516)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

228

(This page intentionally left blank)

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Protected Bond Fund
	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
	(Unaudited)
Operations:
Net investment income	$1,867,400	$4,792,808
Net realized gain (loss) on investment securities, foreign currency and derivatives	(345,968)	(275,662)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	75,932	7,863,184

Net increase (decrease) in net assets resulting from operations	1,597,364	12,380,330

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(1,950,654)	(2,777,588)
Investor shares	(727,741)	(500,592)
Distributions from net realized capital gains
Institutional shares	—	—
Investor shares	—	—

Total dividends and distributions	(2,678,395)	(3,278,180)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	13,221,052	16,595,943
Investor shares	6,759,940	21,330,260
Reinvestment of dividends and distributions
Institutional shares	1,950,654	2,777,587
Investor shares	727,520	500,089

Total proceeds from shares sold and reinvested	22,659,166	41,203,879

Value of shares redeemed
Institutional shares	(20,359,862)	(64,223,909)
Investor shares	(4,109,567)	(9,663,957)

Total value of shares redeemed	(24,469,429)	(73,887,866)

Net increase (decrease) from capital share transactions(1)	(1,810,263)	(32,683,987)

Total increase (decrease) in net assets	(2,891,294)	(23,581,837)

Net Assets:
Beginning of Period	278,245,837	301,827,674

End of Period*	$275,354,543	$278,245,837

*Including undistributed (distributions in excess of) net investment income	$668,811	$1,479,806

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

230

Global Real Estate Securities Fund		Global Natural Resources Equity Fund
For the Six Months Ended 06/30/17	For the Year Ended 12/31/16	For the Six Months Ended 06/30/17	For the Year Ended 12/31/16
(Unaudited)		(Unaudited)

$3,107,615	$4,776,811	$375,275	$936,401
494,878	9,342,050	(14,562,205)	(16,374,728)
7,306,642	(4,718,266)	(6,614,586)	94,277,351

10,909,135	9,400,595	(20,801,516)	78,839,024

(781,822)	(6,784,103)	—	—
(431,079)	(5,147,664)	—	(446,118)

—	(3,087,591)	—	—
—	(2,500,943)	—	—

(1,212,901)	(17,520,301)	—	(446,118)

9,712,964	13,242,076	—	—
5,955,496	21,840,266	23,488,038	57,349,533

777,132	9,833,784	—	—
430,844	7,641,677	—	445,882

16,876,436	52,557,803	23,488,038	57,795,415

(2,985,115)	(54,985,357)	—	—
(12,989,352)	(23,622,194)	(83,646,042)	(94,765,721)

(15,974,467)	(78,607,551)	(83,646,042)	(94,765,721)

901,969	(26,049,748)	(60,158,004)	(36,970,306)

10,598,203	(34,169,454)	(80,959,520)	41,422,600

224,383,876	258,553,330	224,153,063	182,730,463

$234,982,079	$224,383,876	$143,193,543	$224,153,063

$(575,904)	$(2,470,618)	$315,958	$(59,317)

See Notes to Financial Statements.

231

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Inflation Protected Bond Fund
Institutional Class
2017(3)	$10.25	$0.07	#	$(0.01)	$(0.10)	$—	$10.21	0.59%	$190,998	0.38%	0.39%	1.42%	23%
2016	9.98	0.17	#	0.23 (4)	(0.13)	—	10.25	3.99	196,914	0.40	0.41	1.63	61
2015(5)	10.41	0.12	#	(0.55)	—	—	9.98	(4.13)	234,584	0.40	0.41	1.75	45
Investor Class
2017(3)	$10.26	$0.06	#	$(0.01)	$(0.09)	$—	$10.22	0.48%	$84,357	0.67%	0.68%	1.13%	23%
2016	9.96	0.15	#	0.22 (4)	(0.07)	—	10.26	3.66	81,332	0.70	0.71	1.43	61
2015	10.22	(0.28	)#	0.05	(0.03)	—	9.96	(2.25)	67,244	0.66	0.67	(2.77)	45
2014	10.15	0.06	#	0.22	(0.21)	—	10.22	2.77	302,913	0.62	0.63	0.61	88
2013(6)	11.25	0.10	#	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64	0.65	0.98	75
2012	11.16	0.21	#	0.46	(0.20)	(0.38)	11.25	6.06	197,762	0.65	0.66	1.80	94

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio Net Investment Income to Average Net Assets increased by 0.01%.

See Notes to Financial Statements.

232

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net		Expenses, Gross	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2017(2)	$9.10	$0.13	#	$0.31	$(0.05)	$—	$9.49	4.88%	$273,118	0.84	%(3)	0.86%	2.85%	69%
2016	9.46	0.20	#	0.18 (4)	(0.50)	(0.24)	9.10	4.07	123,574	0.88	(3)	0.90	2.07	130
2015(5)	10.50	0.12	#	(0.33)	(0.27)	(0.56)	9.46	(1.89)	159,196	0.93	(3)	0.94	1.83	137
Investor Class
2017(2)	$9.13	$0.12	#	$0.31	$(0.04)	$—	$9.52	4.72%	$196,846	1.13	%(3)	1.15%	2.56%	69%
2016	9.49	0.16	#	0.19 (4)	(0.47)	(0.24)	9.13	3.78	100,810	1.14	(3)	1.19	1.68	130
2015	10.26	0.16	#	(0.13)	(0.24)	(0.56)	9.49	0.34	99,357	1.12	(3)	1.17	1.50	137
2014	9.36	0.23	#	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15		1.15	2.23	129
2013(6)	10.60	0.17	#	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168
2012	9.18	0.17	#	1.40	(0.15)	—	10.60	17.09	191,148	1.05		1.06	1.62	95
Global Natural Resources Equity Fund
Investor Class
2017(2)	$7.42	$0.01	#	$(0.69)	$—	$—	$6.74	(9.16)%	$143,194	1.21%		1.22%	0.37%	14%
2016	5.11	0.03	#	2.29 (4)	(0.01)	—	7.42	45.50	224,153	1.25		1.26	0.44	32
2015	7.81	—	#	(2.69)	(0.01)	—	5.11	(34.49)	182,730	1.36	(7)	1.37	(0.06)	63
2014	9.71	(0.02	)#	(1.68)	(0.02)	(0.18)	7.81	(17.49)	265,362	1.35	(7)	1.37	(0.17)	37
2013(8)(9)	10.00	(0.01	)#	(0.16)	(0.03)	(0.09)	9.71	1.69	260,722	1.42		1.42	(0.24)	18

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015 and 2016. For the six months ended June 30, 2017, the effect of fees paid indirectly decreased the ratio by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.
(7)	The ratio for the Global Natural Resources Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% and 0.00% for the years 2014 and 2015.
(8)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(9)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.

See Notes to Financial Statements.

233

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2017 (Unaudited)

Strategic Alternatives Fund(1)
Assets
Receivables:
Fund shares sold	$33,973,465

Total Assets	33,973,465

Net Assets	$33,973,465

Net Assets Consist of:
Paid-in-capital	$33,973,465

Net Assets	$33,973,465

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$23,395,043

Institutional shares outstanding	2,339,504

Net asset value, offering and redemption price per Institutional share	$10.00

Net assets applicable to the Investor Class	$10,578,422

Investor shares outstanding	1,057,842

Net asset value, offering and redemption price per Investor share	$10.00

(1)	Commencement of Operations was June 30, 2017.

See Notes to Financial Statements.

234

STATEMENTS OF CHANGES IN NET ASSETS

Strategic Alternatives Fund(1)
Since Inception 06/30/17
(Unaudited)
Operations:
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	$23,395,043
Investor shares	10,578,422

Total proceeds from shares sold and reinvested	33,973,465

Value of shares redeemed
Net increase from capital share transactions	33,973,465

Total increase in net assets	33,973,465

Net Assets:
End of Period*	$33,973,465

*Including undistributed net investment income	$—

(1)	Commencement of Operations was June 30, 2017.

See Notes to Financial Statements.

235

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Realized and Unrealized Gain on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(3)	Investment Income, Net(1)(2)	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2017(4)(5)	$10.00	$—	#	$—	$—	$—	$10.00	—%	$23,395	—%	—%	—%	—%
Investor Class
2017(4)(5)	$10.00	$—	#	$—	$—	$—	$10.00	—%	$10,578	—%	—%	—%	—%

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(3)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(4)	For the six months ended June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	Commencement of Operations was June 30, 2017.

See Notes to Financial Statements.

236

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-five series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”

The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”

The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”

The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”

The Inflation Protected Bond Fund, Global Real Estate Securities Fund (formerly known as “Real Estate Securities Fund”) and the Global Natural Resources Equity Fund are together referred to as the “Real Return Select Funds.”

The Strategic Alternatives Fund was launched on June 30, 2017 and is referred to as the “Alternatives Fund.”

There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issued the Institutional Class only. The Global Natural Resources Equity Fund issued the Investor Class only. The Institutional Class was issued for each of the Target Date Funds on May 1, 2017. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Asset Allocation Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date Funds and Asset Allocation Funds are commonly referred to as “Fund of Funds.”

Effective February 10, 2017 the assets of the MyDestination 2005 Fund (“2005 Fund”) were transferred to the Conservative Allocation Fund, in accordance with the Board approved reorganization (the “Reorganization”). Over time, the 2005 Fund changed its asset allocation following its predetermined glide path and its allocations were substantially similar to those of the Conservative Allocation Fund. Consistent with the Prospectus, the tax-free Reorganization occurred approximately 12 years after 2005. Legal expenses incurred as a result of the Reorganization were deemed to be extraordinary expenses due to the unusual nature and infrequency of occurrence.

The table below summarizes the asset transfers and conversion ratios related to the reorganization.

Acquired Fund	Shares Redeemed	Net Assets on 02/10/17	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains	Share Conversion Ratio	Acquiring Fund	Shares Issued	Net Assets on 02/10/17
MyDestination 2005	10,442,917	$105,467,528	$(133,812)	$7,984	0.914801	Conservative Allocation Fund	9,553,188	$414,132,552

237

The table below summarizes the operations of the MyDestination 2005 Fund for the period from January 1, 2017 to February 10, 2017, the operations of the Conservative Allocation Fund for the period ended June 30, 2017 as presented in the Statements of Operations, and the combined MyDestination 2005 and Conservative Allocation Funds’ pro-forma results of operations for the period ended June 30, 2017, assuming the acquisition had been completed on January 1, 2017.

MyDestination 2005 Fund For the Period 01/01/17 - 02/10/17				Conservative Allocation Fund For the Period 01/01/17 - 02/10/17
Acquired Fund	Net Investment Income	Net Realized and Unrealized Gain on Investments	Net Increase from Operations	Acquiring Fund	Net Investment Income	Net Realized and Unrealized Gain on Investments	Net Increase from Operations
MyDestination 2005	$(28,858)	$1,495,619	$1,466,761	Conservative Allocation Fund	$2,111,598	$13,791,554	$15,903,152

Because the combined MyDestination 2005 and Conservative Allocation Funds have been managed as a single Fund since the transfer was completed, it is not practicable to separate the amounts of revenue and earnings of the MyDestination 2005 Fund that has been included in the Conservative Allocation Fund’s statements of operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The valuation committee is comprised of individuals from GuideStone Capital Management (“GSCM” or “Adviser”) who previously have been identified to the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2j, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Target Date and Asset Allocation Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1 – quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Select Funds and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing NAV each business day.

Derivative financial instruments such as financial futures contracts and written and purchased put and call options for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost which approximates fair value.

Derivative financial instruments such as forward foreign exchange contracts and swap agreements that are valued based on pricing models using inputs observed on actively quoted markets or observable correlated market inputs.

Securities for which there is a short or temporary lapse in the provision of a price by the regular pricing source which is an Approved Pricing Service.

Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities, private placements and derivative financial instruments where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities, and derivative financial instruments that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. The Select Funds (with the exception of the Money Market Fund) may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures which may result in transfers into or out of an assigned level within the disclosure hierarchy. Such transfers between levels due to the periodic use of fair value procedures are not included in the disclosure of transfers between levels included with the Valuation Hierarchy of each respective Fund.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.GAAP and International Financial Reporting Standards (“IFRS”),” management has not presented quantitative disclosures for the securities which are advisor priced or valued by the valuation committee as there have been no adjustments to prices received from third parties as of June 30, 2017.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Fixed Income Securities

The Fixed Income Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

The Low-Duration Bond Fund and Medium-Duration Bond Fund may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. At June 30, 2017, there were no mortgage-backed TBA dollar roll transactions.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Fixed Income Funds and the Small Cap Equity Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

The Fixed Income Funds, Small Cap Equity Fund, and the Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

e. PIPEs

The Global Natural Resources Fund invests in Private Investment in Public Equity (“PIPE”) securities. PIPEs involve the purchase of securities directly from a publicly traded company by a Fund. PIPEs are restricted securities and cannot be immediately resold into the public markets. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. Risks include the potential decline in the value of the publicly traded company, the potential dilution of shareholder equity and the inability of the Fund to liquidate the position quickly.

f. REITs

The Global Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

g. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At June 30, 2017, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Montreal	$60,000,000	$(60,000,000)	$—	$—
Bank of Nova Scotia	60,000,000	(60,000,000)	—	—
BNP Paribas SA	60,000,000	(60,000,000)	—	—
Citigroup Global Markets, Inc.	60,000,000	(60,000,000)	—	—
Goldman Sachs & Co.	75,500,000	(75,500,000)	—	—
HSBC Securities USA, Inc.	53,500,000	(53,500,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	60,000,000	(60,000,000)	—	—
Mizuho Securities USA, Inc.	60,000,000	(60,000,000)	—	—
Morgan Stanley & Co. LLC	20,000,000	(20,000,000)	—	—
Natixis S.A.	51,000,000	(51,000,000)	—	—
RBC Capital Markets LLC	45,000,000	(45,000,000)	—	—
TD Securities USA LLC	60,000,000	(60,000,000)	—	—

Total Repurchase Agreements	$665,000,000	$(665,000,000)	$—	$—

Medium-Duration Bond
Barclays PLC	$39,000,000	$(39,000,000)	$—	$—
Citigroup, Inc.	35,200,000	(35,200,000)	—	—

Total Repurchase Agreements	$74,200,000	$(74,200,000)	$—	$—

(1)	The value of the related collateral received exceeded the value of the repurchase agreements as of June 30, 2017.
(2)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

h. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Target Date Funds, Asset Allocation Funds, Fixed Income Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund was involved in dollar roll transactions with U.S. Treasury Securities throughout the year. At June 30, 2017, the Low-Duration Bond Fund was involved in a dollar roll transaction with a U.S. Treasury Note for the net amount of $(16,405,257). The Low-Duration Bond Fund and

Medium-Duration Bond Fund had no other dollar roll transactions at June 30, 2017. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets.

At June 30, 2017, the value of securities sold short in the Low-Duration Bond Fund and International Equity Fund amounted to $16,405,257 and $65,207,669, respectively.

i. Synthetic Convertible Instruments

The Defensive Market Strategies Fund invests in synthetic convertible instruments. Synthetic convertible instruments are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

j. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Fixed Income Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The

Equity Funds may enter into equity swap contracts and the Fixed Income Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Fixed Income Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the period ended June 30, 2017, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. At June 30, 2017, there were no investments in CDS agreements on asset-backed securities.

CDS agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.

CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows. At June 30, 2017, there were no cross-currency swap agreements.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets. At June 30, 2017, there were no variance swap agreements.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of June 30, 2017, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $30,934,000 and $16,190,000, respectively, and the sellers (“providing protection”) on a total notional amount of $0 and $19,150,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total

Medium-Duration Bond Fund
Fair value of written credit derivatives	$17,486	$—	$682,220	$—	$699,706
Maximum potential amount of future payments	1,400,000	—	17,750,000	—	19,150,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

At June 30, 2017, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of a triggering event.

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Medium-Duration Bond Fund
0 - 100	$900,000	$—	$4,300,000	$—	$5,100,000	$10,300,000
101 - 250	—	—	—	—	—	—
251 - 500	—	—	8,850,000	—	—	8,850,000
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$900,000	$—	$13,150,000	$—	$5,100,000	$19,150,000

Offsetting of Financial and Derivative Assets and Liabilities

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At June 30, 2017, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Financial futures contracts	$15,854	$27,703

Total derivative assets and liabilities in the Statements of Assets and Liabilities	15,854	27,703
Derivatives not subject to an MA or similar agreement	15,854	27,703

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2025
Derivative Financial Instruments:
Financial futures contracts	$26,571	$27,250

Total derivative assets and liabilities in the Statements of Assets and Liabilities	26,571	27,250
Derivatives not subject to an MA or similar agreement	26,571	27,250

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2035
Derivative Financial Instruments:
Financial futures contracts	$10,515	$4,500

Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,515	4,500
Derivatives not subject to an MA or similar agreement	10,515	4,500

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2045
Derivative Financial Instruments:
Financial futures contracts	$9,115	$1,125

Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,115	1,125
Derivatives not subject to an MA or similar agreement	9,115	1,125

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2055
Derivative Financial Instruments:
Financial futures contracts	$708	$428

Total derivative assets and liabilities in the Statements of Assets and Liabilities	708	428
Derivatives not subject to an MA or similar agreement	708	428

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Conservative Allocation
Derivative Financial Instruments:
Financial futures contracts	$5,325	$12,844

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,325	12,844
Derivatives not subject to an MA or similar agreement	5,325	12,844

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation
Derivative Financial Instruments:
Financial futures contracts	$38,275	$78,125

Total derivative assets and liabilities in the Statements of Assets and Liabilities	38,275	78,125
Derivatives not subject to an MA or similar agreement	38,275	78,125

Total assets and liabilities subject to an MA	$—	$—

Growth Allocation
Derivative Financial Instruments:
Financial futures contracts	$19,575	$12,236

Total derivative assets and liabilities in the Statements of Assets and Liabilities	19,575	12,236
Derivatives not subject to an MA or similar agreement	19,575	12,236

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation
Derivative Financial Instruments:
Financial futures contracts	$19,400	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	19,400	—
Derivatives not subject to an MA or similar agreement	19,400	—

Total assets and liabilities subject to an MA	$—	$—

Low-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$207,851	$167,996
Forward foreign exchange contracts	337,282	1,913,700
Options	18,061	—
Swaps	324,140	549,757

Total derivative assets and liabilities in the Statements of Assets and Liabilities	887,334	2,631,453
Derivatives not subject to an MA or similar agreement	335,496	1,824,478

Total assets and liabilities subject to an MA	$551,838	$806,975

Medium-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$596,658	$790,819
Forward foreign exchange contracts	1,790,180	1,142,470
Options	1,959,171	1,879,112
Swaps	1,020,881	272,920

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,366,890	4,085,321
Derivatives not subject to an MA or similar agreement	1,173,568	221,810

Total assets and liabilities subject to an MA	$4,193,322	$3,863,511

Fund	Assets	Liabilities
Global Bond
Derivative Financial Instruments:
Financial futures contracts	$84,114	$56,031
Forward foreign exchange contracts	1,169,129	949,465

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,253,243	1,005,496
Derivatives not subject to an MA or similar agreement	84,114	56,031

Total assets and liabilities subject to an MA	$1,169,129	$949,465

Defensive Market Strategies
Derivative Financial Instruments:
Forward foreign exchange contracts	$—	$249,666
Options	—	541,733

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	791,399
Derivatives not subject to an MA or similar agreement	—	791,399

Total assets and liabilities subject to an MA	$—	$—

Equity Index
Derivative Financial Instruments:
Financial futures contracts	$12,750	$800

Total derivative assets and liabilities in the Statements of Assets and Liabilities	12,750	800
Derivatives not subject to an MA or similar agreement	12,750	800

Total assets and liabilities subject to an MA	$—	$—

Value Equity
Derivative Financial Instruments:
Financial futures contracts	$22,427	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	22,427	—
Derivatives not subject to an MA or similar agreement	22,427	—

Total assets and liabilities subject to an MA	$—	$—

Growth Equity
Derivative Financial Instruments:
Financial futures contracts	$28,400	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	28,400	—
Derivatives not subject to an MA or similar agreement	28,400	—

Total assets and liabilities subject to an MA	$—	$—

Small Cap Equity
Derivative Financial Instruments:
Financial futures contracts	$5,992	$74,755

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,992	74,755
Derivatives not subject to an MA or similar agreement	5,992	74,755

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
International Equity Index
Derivative Financial Instruments:
Financial futures contracts	$5,925	$165

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,925	165
Derivatives not subject to an MA or similar agreement	5,925	165

Total assets and liabilities subject to an MA	$—	$—

International Equity
Derivative Financial Instruments:
Financial futures contracts	$1,013,675	$875,111
Forward foreign exchange contracts	3,352,186	4,303,428
Swaps	436,952	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,802,813	5,178,539
Derivatives not subject to an MA or similar agreement	1,450,627	875,108

Total assets and liabilities subject to an MA	$3,352,186	$4,303,431

Emerging Markets Equity
Derivative Financial Instruments:
Financial futures contracts	$179,759	$133,199
Forward foreign exchange contracts	1,194,533	681,974
Swaps	25,298	2,912

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,399,590	818,085
Derivatives not subject to an MA or similar agreement	202,394	113,500

Total assets and liabilities subject to an MA	$1,197,196	$704,585

Inflation Protected Bond
Derivative Financial Instruments:
Financial futures contracts	$98,710	$44,518
Forward foreign exchange contracts	35,385	144,455
Options	—	44,290

Total derivative assets and liabilities in the Statements of Assets and Liabilities	134,095	233,263
Derivatives not subject to an MA or similar agreement	134,095	233,263

Total assets and liabilities subject to an MA	$—	$—

Global Real Estate Securities
Derivative Financial Instruments:
Financial futures contracts	$3,711	$1,280

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,711	1,280
Derivatives not subject to an MA or similar agreement	3,711	1,280

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Global Natural Resources
Derivative Financial Instruments:
Financial futures contracts	$128,669	$79,883

Total derivative assets and liabilities in the Statements of Assets and Liabilities	128,669	79,883
Derivatives not subject to an MA or similar agreement	128,669	79,883

Total assets and liabilities subject to an MA	$—	$—

At June 30, 2017, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$125,923	$(52,486)	$73,437	$—	$73,437

	125,923	(52,486)	73,437	—	73,437

Sub-adviser B
Other Counterparties*	360,294	(560,338)	(200,044)	216,487	16,443

	360,294	(560,338)	(200,044)	216,487	16,443

Sub-adviser C
Other Counterparties*	65,621	(194,151)	(128,530)	—	(128,530)

	65,621	(194,151)	(128,530)	—	(128,530)

Total Derivatives	$551,838	$(806,975)	$(255,137)	$216,487	$(38,650)

Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$322,158	$(425,260)	$(103,102)	$—	$(103,102)

	322,158	(425,260)	(103,102)	—	(103,102)

Sub-adviser B
UBS	589,616	(217,798)	371,818	—	371,818
GSC	1,306,403	(1,533,678)	(227,275)	12,089	(215,186)
MSCS	274,513	(361,958)	(87,445)	—	(87,445)
DEUT	504,796	(371,204)	133,592	—	133,592
Other Counterparties*	550,491	(469,664)	80,827	(611,880)	(531,053)

	3,225,819	(2,954,302)	271,517	(599,791)	(328,274)

Sub-adviser C
Other Counterparties*	645,345	(483,949)	161,396	(34,160)	127,236
	645,345	(483,949)	161,396	(34,160)	127,236

Total Derivatives	$4,193,322	$(3,863,511)	$329,811	$(633,951)	$(304,140)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Global Bond
Sub-adviser A
BOA	$709,182	$—	$709,182	$—	$709,182
BAR	438,483	(949,465)	(510,982)	111,000	(399,982)
Other Counterparties*	21,464	—	21,464	—	21,464

Total Derivatives	$1,169,129	$(949,465)	$219,664	$111,000	$330,664

International Equity
Sub-adviser A
CITI	$3,352,186	$(4,303,431)	$(951,245)	$951,245	$—

Total Derivatives	$3,352,186	$(4,303,431)	$(951,245)	$951,245	$—

Emerging Markets Equity
Sub-adviser A
CITI	$1,194,535	$(681,973)	$512,562	$(512,562)	$—
Other Counterparties*	2,661	(22,612)	(19,951)	—	(19,951)

Total Derivatives	$1,197,196	$(704,585)	$492,611	$(512,562)	$(19,951)

*	Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*

*	The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until June 30, 2017.

	Asset Derivative Value
Fund	Total Value at 06/30/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation
Futures	$57,957	$57,957	$—	$—	$—

Growth Allocation
Futures	$3,520	$3,520	$—	$—	$—

Low-Duration Bond
Forwards	$337,282	$—	$337,282	$—	$—
Futures	529,683	529,683	—	—	—
Purchased Options	18,061	18,061	—	—	—
Swaps	324,140	324,140	—	—	—

Totals	$1,209,166	$871,884	$337,282	$—	$—

Medium-Duration Bond
Forwards	$1,790,180	$—	$1,790,180	$—	$—
Futures	2,359,205	2,359,205	—	—	—
Purchased Options	1,959,171	1,947,201	11,970	—	—
Swaps	5,113,771	4,391,819	—	721,952	—

Totals	$11,222,327	$8,698,225	$1,802,150	$751,952	$—

Global Bond Fund
Forwards	$1,169,129	$—	$1,169,129	$—	$—
Futures	151,511	151,511	—	—	—
Purchased Options	173,250	173,250	—	—	—

Totals	$1,493,890	$324,761	$1,169,129	$—	$—

	Asset Derivative Value
Fund	Total Value at 06/30/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$3,352,186	$—	$3,352,186	$—	$—
Futures	779,438	—	—	—	779,438
Swaps	436,952	—	—	—	436,952

Totals	$4,568,576	$—	$3,352,186	$—	$1,216,390

Emerging Markets Equity
Forwards	$1,194,533	$—	$1,194,533	$—	$—
Futures	160,026	—	—	—	160,026
Swaps	25,298	—	—	—	25,298

Totals	$1,379,857	$—	$1,194,533	$—	$185,324

Inflation Protected Bond
Forwards	$35,385	$—	$35,385	$—	$—
Futures	39,500	—	—	—	39,500
Purchased Options	117,330	44,454	72,876	—	—

Totals	$192,215	$44,454	$108,261	$—	$39,500

Global Natural
Resources Equity
Futures	$41,309	$—	$—	$—	$41,309

	Liability Derivative Value
Fund	Total Value at 06/30/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$87,624	$34,321	$—	$—	$53,303

MyDestination 2025
Futures	$124,197	$31,797	$—	$—	$92,400

MyDestination 2035
Futures	$54,118	$6,331	$—	$—	$47,787

MyDestination 2045
Futures	$44,431	$2,266	$—	$—	$42,165

MyDestination 2055
Futures	$13,209	$—	$—	$—	$13,209

Conservative Allocation
Futures	$65,321	$37,638	$—	$—	$27,683

Balanced Allocation
Futures	$192,507	$58,392	$—	$—	$134,115

Growth Allocation
Futures	$85,720	$11,035	$—	$—	$74,685

Aggressive Allocation
Futures	$95,515	$—	$—	$—	$95,515

	Liability Derivative Value
Fund	Total Value at 06/30/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$1,913,700	$—	$1,913,700	$—	$—
Futures	461,675	461,675	—	—	—
Swaps	549,757	436,311	—	113,446	—

Totals	$2,925,132	$897,986	$1,913,700	$113,446	$—

Medium-Duration Bond
Forwards	$1,142,470	$—	$1,142,470	$—	$—
Futures	1,612,605	1,597,328	15,277	—	—
Swaps	1,765,415	1,370,015	—	395,400	—
Written Options	1,879,112	1,874,925	4,187	—	—

Totals	$6,399,602	$4,842,268	$1,161,934	$395,400	$—

Global Bond Fund
Forwards	$949,465	$—	$949,465	$—	$—
Futures	160,249	160,249	—	—	—

Totals	$1,109,714	$160,249	$949,465	$—	$—

Defensive Market Strategies
Forwards	$250	$—	$250	$—	$—
Written Options	541,733	—	—	—	541,733

Totals	$541,983	$—	$250	$—	$541,733

Equity Index
Futures	$116,965	$—	$—	$—	$116,965

Value Equity
Futures	$183,228	$—	$—	$—	$183,228

Growth Equity
Futures	$279,778	$—	$—	$—	$279,778

Small Cap Equity
Futures	$121,853	$—	$—	$—	$121,853

International Equity Index
Futures	$15,855	$—	$—	$—	$15,855

International Equity
Forwards	$4,303,428	$—	$4,303,428	$—	$—
Futures	2,470,799	—	—	—	2,470,799

Totals	$6,774,227	$—	$4,303,428	$—	$2,470,799

Emerging Markets Equity
Forwards	$681,974	$—	$681,974	$—	$—
Futures	248,891	—	—	—	248,891
Swaps	2,912	—	—	—	2,912

Totals	$933,777	$—	$681,974	$—	$251,803

	Liability Derivative Value
Fund	Total Value at 06/30/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Inflation Protected Bond
Forwards	$144,455	$—	$144,455	$—	$—
Futures	287,819	—	—	—	287,819
Written Options	44,290	15,219	29,071	—	—

Totals	$476,564	$15,219	$173,526	$—	$287,819

Global Real Estate Securities
Futures	$36,044	$—	$—	$—	$36,044

Global Natural
Resources Equity
Futures	$29,906	$—	$—	$—	$29,906

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Option contracts written
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$1,057,119	$84,797	$—	$—	$972,322

MyDestination 2025
Futures	$1,803,206	$85,575	$—	$—	$1,717,631

MyDestination 2035
Futures	$994,818	$29,147	$—	$—	$965,671

MyDestination 2045
Futures	$814,676	$10,449	$—	$—	$804,227

MyDestination 2055
Futures	$121,669	$—	$—	$—	$121,669

Conservative Allocation
Futures	$499,193	$17,505	$—	$—	$481,688

Balanced Allocation
Futures	$3,040,242	$321,167	$—	$—	$2,719,075

Growth Allocation
Futures	$2,012,877	$62,878	$—	$—	$1,949,999

Aggressive Allocation
Futures	$1,949,641	$—	$—	$—	$1,949,641

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$(1,420,875)	$—	$(1,420,875)	$—	$—
Futures	390,509	394,238	—	—	(3,729)
Purchased Options	(31,975)	(31,975)	—	—	—
Swaps	(1,065,767)	(690,893)	—	(374,874)	—
Written Options	261,620	261,620	—	—	—

Totals	$(1,866,488)	$(67,010)	$(1,420,875)	$(374,874)	$(3,729)

Medium-Duration Bond
Forwards	$(1,664,471)	$—	$(1,664,471)	$—	$—
Futures	1,777,310	1,831,385	(54,075)	—	—
Purchased Options	211,646	227,007	(23,428)	8,067	—
Swaps	1,693,715	1,457,578	—	236,137	—
Written Options	125,523	64,228	53,969	7,326	—

Totals	$2,143,723	$3,580,198	$(1,688,005)	$251,530	$—

Global Bond
Forwards	$478,431	$—	$478,431	$—	$—
Futures	(23,571)	(23,571)	—	—	—
Purchased Options	(165,807)	—	(165,807)	—	—
Written Options	16,694	16,694	—	—	—

Totals	$305,747	$(6,877)	$312,624	—	$—

Defensive Market Strategies
Forwards	$(584,238)	$—	$(584,238)	$—	$—
Futures	711,157	—	—	—	711,157
Written Options	3,813,674	—	—	—	3,813,674

Totals	$3,940,593	$—	$(584,238)	$—	$4,524,831

Equity Index
Futures	$2,205,501	$—	$—	$—	$2,205,501

Value Equity
Futures	$3,754,026	$—	$—	$—	$3,754,026

Growth Equity
Futures	$4,427,084	$—	$—	$—	$4,427,084

Small Cap Equity
Futures	$680,097	$—	$—	$—	$680,097

International Equity Index
Futures	$957,350	$—	$—	$—	$957,350

International Equity
Forwards	$398,774	$—	$398,774	$—	$—
Futures	13,704,787	—	—	—	13,704,787
Swaps	(4,914,306)	—	—	—	(4,914,306)

Totals	$9,189,255	$—	$398,774	$—	$8,790,481

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$764,069	$—	$764,069	$—	$—
Futures	6,767,108	—	—	—	6,767,108
Swaps	(260,226)	—	—	—	(260,226)

Totals	$7,270,951	$—	$764,069	$—	$6,506,882

Inflation Protected Bond
Forwards	$(430,690)	$—	$(430,690)	$—	$—
Futures	9,764	9,764	—	—	—
Purchased Options	(869,108)	(530,063)	(339,045)	—	—
Written Options	446,964	278,992	167,972	—	—

Totals	$(843,070)	$(241,307)	$(601,763)	$—	$—

Global Real Estate Securities
Forwards	$(233)	$—	$(233)	$—	$—
Futures	275,702	—	—	—	275,702

Totals	$275,469	$—	$(233)	$—	$275,702

Global Natural Resources Equity
Forwards	$(32)	$—	$(32)	$—	$—
Futures	(943,831)	—	(138,626)	—	(805,205)

Totals	$(943,863)	$—	$(138,658)	$—	$(805,205)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$(48,090)	$(18,688)	$—	$—	$(29,402)

MyDestination 2025
Futures	$(47,320)	$(8,720)	$—	$—	$(38,600)

MyDestination 2035
Futures	$25,086	$4,091	$—	$—	$20,995

MyDestination 2045
Futures	$5,337	$(33)	$—	$—	$5,570

MyDestination 2055
Futures	$(9,436)	$—	$—	$—	$(9,436)

Conservative Allocation
Futures	$(57,372)	$(36,945)	$—	$—	$(20,427)

Balanced Allocation
Futures	$(12,477)	$31,035	$—	$—	$(43,512)

Growth Allocation
Futures	$58,727	$15,822	$—	$—	$42,905

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Aggressive Allocation
Futures	$3,549	$—	$—	$—	$3,549

Low-Duration Bond
Forwards	$1,055,691	$—	$1,055,691	$—	$—
Futures	51,820	51,820	—	—	—
Purchased Options	(19,332)	(19,332)	—	—	—
Swaps	268,411	270,418	—	(2,007)	—
Written Options	(51,006)	(51,006)	—	—	—

Totals	$1,305,584	$251,900	$1,055,691	$(2,007)	$—

Medium-Duration Bond
Forwards	$(1,984,033)	$—	$(1,984,033)	$—	$—
Futures	1,324,487	1,318,608	5,879	—	—
Purchased Options	(538,908)	(474,875)	(64,033)	—	—
Swaps	(2,550,634)	(2,314,489)	—	(236,145)	—
Written Options	866,971	787,486	79,485	—	—

Totals	$(2,882,117)	$(683,270)	$(1,962,702)	$(236,145)	$—

Global Bond
Forwards	$1,772,381	$—	$1,772,381	$—	$—
Futures	(68,578)	(68,578)	—	—	—
Purchased Options	(595,652)	—	(595,652)	—	—
Written Options	(15,147)	(15,147)	—	—	—

Totals	$1,093,004	$(83,725)	$1,176,729	$—	$—

Defensive Market Strategies
Forwards	$81,089	$—	$81,089	$—	$—
Futures	38,690	—	—	—	38,690
Written Options	358,082	—	—	—	358,082

Totals	$477,861	$—	$81,089	$—	$396,772

Equity Index
Futures	$11,750	$—	$—	$—	$11,750

Value Equity
Futures	$(11,045)	$—	$—	$—	$(11,045)

Growth Equity
Futures	$(71,888)	$—	$—	$—	$(71,888)

Small Cap Equity
Futures	$422,765	$—	$—	$—	$422,765

International Equity Index
Futures	$21,436	$—	$—	$—	$21,436

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$1,158,647	$—	$1,158,647	$—	$—
Futures	(2,288,515)	—	—	—	(2,288,515)
Swaps	188,024	—	—	—	188,024

Totals	$(941,844)	$—	$1,158,647	$—	$(2,100,491)

Emerging Markets Equity
Forwards	$(420,612)	$—	$(420,612)	$—	$—
Futures	(268,103)	—	—	—	(268,103)
Swaps	74,117	—	—	—	74,117

Totals	$(614,598)	$—	$(420,612)	$—	$(193,986)

Inflation Protected Bond
Forwards	$(378,201)	$—	$(378,201)	$—	$—
Futures	(274,338)	(274,338)	—	—	—
Swaps	(799)	(799)	—	—	—
Purchased Options	(81,674)	(115,991)	34,317	—	—
Written Options	49,606	(23,405)	73,011	—	—

Totals	$(685,406)	$(414,533)	$(270,873)	$—	$—

Global Real Estate Securities
Futures	$56,510	$—	$—	$—	$56,510

Global Natural Resources Equity
Futures	$163,177	$—	$109,034	$—	$54,143

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the period ended June 30, 2017. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
MyDestination 2015	—	14,184,285	—	—
MyDestination 2025	—	21,356,395	—	—
MyDestination 2035	—	11,192,927	—	—
MyDestination 2045	—	8,476,626	—	—
MyDestination 2055	—	1,530,490	—	—
Conservative Allocation	—	18,055,576	—	—
Balanced Allocation	—	46,595,886	—	—
Growth Allocation	—	24,139,191	—	—
Aggressive Allocation	—	18,521,977	—	—
Low-Duration Bond	75,666,705	363,609,933	45,780	51,490,894
Medium-Duration Bond	122,994,726	545,467,418	1,787,854	232,376,755
Global Bond	15,655,998	45,755,230	167,914	—
Defensive Market Strategies	4,517,835	4,584,210	—	—
Equity Index	—	28,999,410	—	—

	Long Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
Value Equity	—	43,490,460	—	—
Growth Equity	—	61,790,780	—	—
Small Cap Equity	—	24,309,685	—	—
International Equity Index	—	7,517,713	—	—
International Equity	133,766,790	169,204,416	—	718,486
Emerging Markets Equity	55,922,483	44,233,342	—	761,605
Inflation Protected Bond	20,881,346	35,474,418	337,120	—
Global Real Estate Securities	—	5,576,387	—	—
Global Natural Resources Equity	—	16,478,679	—	—

	Short Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Written Option Contracts	Swap Contracts
Low-Duration Bond	17,366,984	128,282,599	81,632	74,514,733
Medium-Duration Bond	54,690,248	445,948,445	1,847,924	158,261,832
Global Bond	39,384,181	31,319,185	52,224	—
Defensive Market Strategies	63,267	—	802,420	—
International Equity	196,510,034	69,125,341	—	23,570,342
Emerging Markets Equity	65,486,899	8,436,771	—	2,224,007
Inflation Protected Bond	6,466,354	104,784,383	153,746	—

k. Dividends and Distributions to Shareholders

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

l. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

m. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS

a. Investment Advisory Fees (Affiliate)

Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the period ended June 30, 2017, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.05%
Low-Duration Bond	0.11%	0.19%
Medium-Duration Bond	0.13%	0.20%
Extended-Duration Bond	0.25%	0.22%
Global Bond	0.25%	0.25%
Defensive Market Strategies	0.33%	0.30%
Equity Index	0.08%	0.02%
Value Equity	0.33%	0.22%
Growth Equity	0.33%	0.38%
Small Cap Equity	0.33%	0.60%
International Equity Index	0.10%	0.05%
International Equity	0.33%	0.41%
Emerging Markets Equity	0.33%	0.71%
Inflation Protected Bond	0.20%	0.10%
Global Real Estate Securities	0.30%	0.40%
Global Natural Resources Equity	0.36%	0.51%
Strategic Alternatives	0.40%	0.47%

For the period ended June 30, 2017, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
MyDestination 2015	$279,442	$(64,656)	$214,786
MyDestination 2025	461,291	(73,633)	387,658
MyDestination 2035	260,292	(58,672)	201,620
MyDestination 2045	193,675	(61,709)	131,966
MyDestination 2055	38,072	(58,816)	(20,744)

	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
Conservative Allocation	232,784	(25,724)	207,060
Balanced Allocation	759,857	(87,947)	671,910
Growth Allocation	566,332	(44,192)	522,140
Aggressive Allocation	461,067	(1,812)	459,255
Money Market(2)	443,390	—	443,390
Low-Duration Bond	491,243	(33,236)	458,007
Medium-Duration Bond	701,322	(64,667)	636,655
Extended-Duration Bond	293,245	(6,835)	286,410
Global Bond	566,457	(41,752)	524,705
Defensive Market Strategies	1,433,201	(38,453)	1,394,748
Equity Index	319,005	(29,419)	289,586
Value Equity	2,167,784	(45,457)	2,122,327
Growth Equity	2,383,425	(56,740)	2,326,685
Small Cap Equity	875,018	(22,673)	852,345
International Equity Index	71,494	97,615	169,109
International Equity	2,272,934	(59,495)	2,213,439
Emerging Markets Equity	615,404	(26,557)	588,847
Inflation Protected Bond	279,554	(8,124)	271,430
Global Real Estate Securities	342,430	(5,200)	337,230
Global Natural Resources Equity	369,729	(8,497)	361,232

(1)	Also includes Shareholder Servicing Fee waivers as disclosed in Note 3b.
(2)	The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund includes shareholder servicing fee waiver and other waivers.

b. Shareholder Servicing Fees (Affiliate)

The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan, the Investor Class of each Fund, was authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.

GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.

GSCM and/or its affiliates have agreed to waive shareholder service fees attributable to the Funds’ investment of cash balances in the Money Market Fund through April 30, 2018.

c. Expense Limitation (Affiliate)

On February 24, 2017, GSCM agreed, through April 30, 2018, to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund (excluding interest, taxes, brokerage commissions, expense incurred in connection with acquired fund fees, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

	For the Period		For the Period
	January 1, 2017		May 1, 2017
	to		to
	April 30, 2017		June 30, 2017
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	N/A	0.35%	0.20%	0.40%
MyDestination 2025	N/A	0.35%	0.20%	0.40%
MyDestination 2035	N/A	0.35%	0.20%	0.40%
MyDestination 2045	N/A	0.35%	0.20%	0.40%
MyDestination 2055	N/A	0.35%	0.20%	0.40%
International Equity Index	0.57%	N/A	0.57%	N/A
Emerging Markets Equity	1.32%	1.57%	1.32%	1.57%

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At June 30, 2017, for those funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement are as follow:

	Institutional Class				Investor Class
	2014	2015	2016	2017	2014	2015	2016	2017
MyDestination 2015	N/A	N/A	N/A	N/A	N/A	$93,914	$149,936	$42,995
MyDestination 2025	N/A	N/A	N/A	N/A	N/A	126,742	185,515	39,522
MyDestination 2035	N/A	N/A	N/A	N/A	N/A	118,651	182,759	40,619
MyDestination 2045	N/A	N/A	N/A	N/A	N/A	98,363	173,281	48,157
MyDestination 2055	N/A	N/A	N/A	$1,446	$91,150	110,496	142,645	54,747
International Equity Index	N/A	N/A	$98,252	(58,726)	N/A	N/A	N/A	N/A
Emerging Markets Equity	$176,022	$415,435	501,656	94,132	849,038	327,548	113,682	31,776

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statement of Operations under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Arrangements
Defensive Market Strategies	$188
Value Equity	5,139
Growth Equity	9,982
Small Cap Equity	43,618
International Equity	7,635
Emerging Markets Equity	1,502
Global Real Estate Securities	14,313

e. Administrator, Transfer Agent and Distributor

Effective April 1, 2017, The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds, and prior to this date, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provided administrative and accounting services to the Funds. For its services as Administrator, both Northern Trust and BNY Mellow are entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. Prior to April 1, 2017, the fees excluding out of pocket expenses, ranged between 0.004% and 0.02% of average daily net assets. Effective April 1, 2017, the fees excluding out of pocket expenses, range between 0.004% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the period ended June 30, 2017, BNY Mellon and Northern Trust received $2,141,317 in aggregate fees and expenses for services rendered under the various agreements described above.

Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Target Date and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At June 30, 2017, the Target Date and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

	MyDestination	MyDestination	MyDestination	MyDestination	MyDestination
Fund	2015	2025	2035	2045	2055
Low-Duration Bond	10.06%	2.90%	—	—	—
Money Market	8.25	10.40	3.49%	2.72%	0.62%
Medium-Duration Bond	11.99	20.68	9.72	4.06	0.54
Global Bond	11.66	13.85	5.91	2.47	0.32
Defensive Market Strategies	16.79	29.65	3.41	—	—
Equity Index	7.91	20.09	18.86	16.73	3.69
Value Equity	3.29	8.30	7.81	6.92	1.53
Growth Equity	3.20	8.05	7.57	6.70	1.48
Small Cap Equity	3.88	9.67	9.03	8.01	1.77
International Equity Index	14.25	32.57	23.84	20.36	4.51
International Equity	4.08	9.05	6.62	5.62	1.24
Emerging Markets Equity	5.59	12.74	9.27	7.96	1.76
Inflation Protected Bond	19.53	13.00	—	—	—
Global Real Estate Securities	3.30	8.03	6.67	4.98	1.05
Global Natural Resources Equity	2.22	5.46	4.47	3.44	0.75
Strategic Alternatives	8.19	7.82	—	—	—

	Conservative Allocation	Balanced Allocation	Growth Allocation	Aggressive Allocation
Fund	Fund	Fund	Fund	Fund
Low-Duration Bond	33.45%	28.84%	13.28%	—
Money Market	8.25	22.50	6.85	5.17%
Medium-Duration Bond	6.41	27.64	12.67	—
Extended-Duration Bond	—	52.87	23.88	—
Global Bond	3.89	33.49	15.39	—
Defensive Market Strategies	7.35	20.95	—	—
Value Equity	2.50	15.33	21.66	25.54
Growth Equity	2.42	14.86	21.00	24.87
Small Cap Equity	1.88	11.60	16.70	20.02
International Equity	2.56	15.56	21.91	26.00
Emerging Markets Equity	2.36	14.27	19.95	23.63
Inflation Protected Bond	15.36	45.72	—	—
Global Real Estate Securities	3.63	32.45	28.36	—
Global Natural Resources Equity	4.74	22.69	17.62	—
Strategic Alternatives	9.91	18.71	—	—

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the period ended June 30, 2017 is as follows:

	Total Value at 12/31/16	Total Value at 6/30/17	Purchases	Sales Proceeds	Merger Activity	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$8,126,942	$30,518,843	$60,398,026	$37,510,327	$—	$57,207	$—
Low-Duration Bond	57,960,641	65,512,882	7,232,443	—	—	412,443	—
Medium-Duration Bond	97,374,922	108,537,702	9,442,059	255,000	—	946,060	—
Global Bond	38,580,890	43,675,943	3,530,844	—	—	604,661	—
Defensive Market Strategies	91,129,231	97,557,225	3,288,247	1,351,000	—	140,668	947,579
Equity Index	29,150,637	32,295,353	1,801,832	991,000	—	250,938	70,894
Value Equity	32,319,605	33,041,608	894,980	1,160,000	—	240,778	344,202
Growth Equity	28,733,033	32,812,637	576,247	1,199,000	—	23,826	252,421
Small Cap Equity	10,962,847	11,198,775	375,000	400,000	—	—	—
International Equity Index	20,058,201	22,115,102	—	1,015,000	—	—	—
International Equity	40,835,063	46,603,351	325,500	995,000	—	—	—
Emerging Markets Equity	16,421,555	19,122,565	1,585,000	1,835,000	—	—	—
Inflation Protected Bond	33,004,691	37,284,758	4,438,262	—	—	338,262	—
Flexible Income	18,255,658	—	129,136	18,382,525	—	129,136	—
Global Real Estate Securities	4,141,753	4,506,288	246,787	65,000	—	25,448	—
Global Natural Resources Equity	7,967,361	3,174,331	980,000	4,941,840	—	—	—
Strategic Alternatives	—	1,917,102	1,917,102	—	—	—	—

	$535,023,030	$589,874,465	$97,161,465	$70,100,692	$—	$3,169,427	$1,615,096

MyDestination 2025
Money Market	$16,076,040	$38,472,776	$70,992,502	$47,902,068	$—	$77,050	$—
Low-Duration Bond	11,916,802	18,895,354	6,898,998	—	—	108,998	—
Medium-Duration Bond	162,036,420	187,286,101	22,631,633	765,000	—	1,624,577	—
Global Bond	43,023,128	51,881,118	7,047,015	—	—	709,016	—
Defensive Market Strategies	150,205,509	172,290,272	14,428,512	—	—	247,343	1,666,169
Equity Index	69,699,890	82,001,416	7,742,819	1,155,000	—	629,871	177,948
Value Equity	75,449,730	83,481,718	5,707,348	—	—	606,020	866,328
Growth Equity	68,673,278	82,574,042	2,830,802	470,000	—	60,012	635,790
Small Cap Equity	26,094,170	27,929,260	2,200,000	1,000,000	—	—	—
International Equity Index	43,057,488	50,561,394	2,705,514	1,380,000	—	—	—
International Equity	88,182,506	103,423,327	800,000	375,000	—	—	—
Emerging Markets Equity	34,759,743	43,588,491	4,435,000	2,130,000	—	—	—
Inflation Protected Bond	18,559,904	24,822,233	6,392,246	—	—	227,247	—
Flexible Income	16,479,467	—	896,226	17,372,820	—	121,226	—
Global Real Estate Securities	9,839,557	10,966,340	1,052,855	380,000	—	62,854	—
Global Natural Resources Equity	20,390,572	7,817,870	1,975,000	12,518,514	—	—	—
Strategic Alternatives	—	1,829,409	1,829,409	—	—	—	—

	$854,444,204	$987,821,121	$160,565,879	$85,448,402	$—	$4,474,214	$3,346,235

	Total Value at 12/31/16	Total Value at 6/30/17	Purchases	Sales Proceeds	Merger Activity	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$11,320,501	$12,932,989	$31,007,847	$29,298,510	$—	$34,697	$—
Low-Duration Bond	218,997	4,829	132	215,000	—	130	—
Medium-Duration Bond	73,390,758	88,007,186	13,678,768	620,000	—	751,688	—
Global Bond	18,279,121	22,140,214	3,134,359	40,000	—	300,358	—
Defensive Market Strategies	13,244,061	19,837,640	5,867,883	—	—	28,164	189,719
Equity Index	63,959,378	76,975,283	8,630,350	914,000	—	589,472	166,535
Value Equity	67,460,714	78,492,595	8,923,572	—	—	565,775	808,798
Growth Equity	63,517,607	77,621,557	4,076,205	666,000	—	56,165	595,040
Small Cap Equity	22,536,771	26,065,125	2,940,000	—	—	—	—
International Equity Index	31,141,049	37,007,677	1,485,000	665,000	—	—	—
International Equity	63,858,153	75,663,362	1,875,000	300,000	—	—	—
Emerging Markets Equity	26,399,295	31,721,851	3,339,999	2,860,000	—	—	—
Global Real Estate Securities	7,675,943	9,102,843	1,137,174	70,000	—	52,173	—
Global Natural Resources Equity	15,774,003	6,395,929	2,970,000	10,629,342	—	—	—

	$478,776,351	$561,969,080	$89,066,289	$46,277,852	$—	$2,378,622	$1,760,092

MyDestination 2045
Money Market	$7,921,165	$10,059,332	$24,543,112	$22,307,571	$—	$25,881	$—
Medium-Duration Bond	30,041,505	36,747,836	6,297,720	234,076	—	312,719	—
Global Bond	7,493,694	9,243,100	1,436,528	3,351	—	124,528	—
Equity Index	55,825,267	68,271,351	8,295,145	505,000	—	520,968	147,570
Value Equity	57,926,268	69,539,423	9,768,537	—	—	501,439	716,826
Growth Equity	55,407,757	68,755,927	4,295,161	340,000	—	49,769	527,271
Small Cap Equity	19,748,385	23,130,054	3,057,000	186,144	—	—	—
International Equity Index	26,483,670	31,613,151	2,358,000	1,039,431	—	—	—
International Equity	53,795,935	64,288,411	1,985,000	630,642	—	—	—
Emerging Markets Equity	21,461,359	27,239,802	3,431,000	1,709,532	—	—	—
Global Real Estate Securities	5,809,609	6,796,058	846,866	130,000	—	38,952	—
Global Natural Resources Equity	11,917,783	4,921,085	2,815,000	8,545,005	—	—	—

	$353,832,397	$420,605,530	$69,129,069	$35,630,752	$—	$1,574,256	$1,391,667

MyDestination 2055
Money Market	$1,376,052	$2,289,313	$12,194,209	$11,281,229	$—	$5,256	$—
Medium-Duration Bond	3,451,964	4,846,234	1,344,736	30,000	—	39,537	—
Global Bond	861,786	1,215,262	315,768	984	—	15,611	—
Equity Index	10,381,140	15,072,507	3,767,025	—	—	114,039	32,458
Value Equity	10,539,322	15,352,155	4,458,294	—	—	110,965	158,629
Growth Equity	10,509,181	15,173,903	2,794,796	27,502	—	10,792	114,334
Small Cap Equity	3,503,719	5,107,499	1,497,558	—	—	—	—
International Equity Index	4,977,272	7,004,223	1,280,942	35,000	—	—	—
International Equity	10,106,465	14,189,163	2,337,741	102,618	—	—	—
Emerging Markets Equity	4,022,560	6,030,037	1,384,234	194,132	—	—	—
Global Real Estate Securities	1,045,571	1,428,924	331,824	—	—	8,101	—
Global Natural Resources Equity	2,050,406	1,068,214	995,273	1,718,593	—	—	—

	$62,825,438	$88,777,434	$32,702,400	$13,390,058	$—	$304,301	$305,421

	Total Value at 12/31/16	Total Value at 6/30/17	Purchases	Sales Proceeds	Merger Activity	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$6,912,700	$30,539,153	$46,278,129	$22,651,676	$—	$48,701	$—
Low-Duration Bond	154,777,355	217,914,082	20,640,185	1,610,000	43,351,905	1,363,527	—
Medium-Duration Bond	40,217,067	58,071,463	5,977,311	655,000	11,925,051	497,311	—
Global Bond	10,213,898	14,586,000	1,096,285	90,000	2,909,302	196,285	—
Defensive Market Strategies	34,205,915	42,724,189	537,862	3,305,000	9,118,630	61,566	414,729
Value Equity	19,822,828	25,113,240	1,473,034	1,725,000	5,071,540	177,293	253,447
Growth Equity	17,886,432	24,827,810	1,581,397	3,060,000	5,317,988	17,182	182,034
Small Cap Equity	3,981,588	5,438,761	240,000	20,000	1,040,747	—	—
International Equity	21,226,229	29,285,191	—	2,005,000	6,094,185	—	—
Emerging Markets Equity	5,589,185	8,058,430	718,620	1,005,000	1,542,786	—	—
Inflation Protected Bond	36,735,265	29,329,252	1,014,456	18,700,000	10,507,691	414,456	—
Flexible Income	18,713,314	—	163,756	24,094,131	5,375,436	163,756	—
Global Real Estate Securities	3,787,925	4,960,231	298,430	380,000	1,149,457	28,430	—
Global Natural Resources Equity	7,485,134	6,786,070	1,130,000	2,953,620	1,535,866	—	—
Strategic Alternatives	—	2,318,863	2,318,863	—	—	—	—

	$381,554,835	$499,952,735	$83,468,328	$82,254,427	$104,940,584	$2,968,507	$850,210

Balanced Allocation
Money Market	$32,201,158	$83,249,662	$86,129,489	$34,091,491	$—	$163,618	$—
Low-Duration Bond	178,127,096	187,898,622	8,817,285	—	—	1,222,366	—
Medium-Duration Bond	236,896,752	250,245,686	9,700,142	1,050,000	—	2,245,140	—
Extended-Duration Bond	60,756,483	64,389,717	1,278,296	400,000	—	823,022	—
Global Bond	118,170,670	125,415,656	2,656,820	100,000	—	1,806,820	—
Defensive Market Strategies	118,374,719	121,717,393	1,532,321	3,835,000	—	175,398	1,181,525
Value Equity	146,531,918	154,183,220	9,328,305	5,030,000	—	1,087,116	1,554,074
Growth Equity	137,470,276	152,420,194	6,620,417	13,810,000	—	107,783	1,141,906
Small Cap Equity	31,217,810	33,505,063	1,520,000	—	—	—	—
International Equity	164,898,764	177,877,977	—	13,730,000	—	—	—
Emerging Markets Equity	43,770,671	48,832,735	2,550,000	5,270,000	—	—	—
Inflation Protected Bond	85,507,638	87,309,916	2,148,308	—	—	848,308	—
Flexible Income	44,522,099	—	314,938	44,831,504	—	314,938	—
Global Real Estate Securities	38,547,450	44,308,385	4,293,102	200,000	—	253,102	—
Global Natural Resources Equity	45,514,173	32,481,314	3,415,000	12,162,944	—	—	—
Strategic Alternatives	—	4,377,111	4,377,111	—	—	—	—

	$1,482,507,677	$1,568,212,651	$144,681,534	$134,510,939	$—	$9,047,611	$3,877,505

	Total Value at 12/31/16	Total Value at 6/30/17	Purchases	Sales Proceeds	Merger Activity	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$25,622,952	$25,333,774	$19,670,976	$18,088,669	$—	$71,539	$—
Low-Duration Bond	79,455,818	86,551,842	6,874,017	210,000	—	554,017	—
Medium-Duration Bond	106,484,768	114,765,737	8,383,291	2,230,000	—	1,013,353	—
Extended-Duration Bond	27,233,756	29,086,973	729,794	120,000	—	371,688	93,105
Global Bond	53,023,147	57,647,192	2,905,056	400,000	—	815,056	—
Value Equity	199,333,986	217,748,704	13,811,525	1,400,000	—	1,554,421	2,222,104
Growth Equity	190,265,659	215,421,958	5,197,591	11,280,000	—	155,013	1,642,278
Small Cap Equity	44,738,385	48,210,888	3,640,000	1,270,000	—	—	—
International Equity	230,133,347	250,439,207	1,656,457	19,275,000	—	—	—
Emerging Markets Equity	59,283,475	68,260,578	1,000,000	2,895,000	—	—	—
Global Real Estate Securities	36,480,658	38,726,067	772,529	100,000	—	222,529	—
Global Natural Resources Equity	34,787,260	25,218,814	2,110,000	8,356,457	—	—	—

	$1,086,843,211	$1,177,411,734	$66,751,236	$65,625,126	$—	$4,757,616	$3,957,487

Aggressive Allocation
Money Market	$18,821,903	$19,131,856	$33,536,530	$33,232,355	$—	$51,010	$—
Value Equity	235,213,850	256,809,239	14,524,422	100,000	—	1,868,431	2,670,993
Growth Equity	226,000,562	255,085,542	2,158,613	10,165,000	—	186,176	1,972,436
Small Cap Equity	51,437,989	57,801,630	5,345,000	300,000	—	—	—
International Equity	271,334,741	297,241,007	500,000	19,275,001	—	—	—
Emerging Markets Equity	70,721,128	80,842,922	1,140,000	3,964,999	—	—	—

	$873,530,173	$966,912,196	$57,204,565	$67,037,355	$—	$2,105,617	$4,643,429

Low-Duration Bond
Money Market	$15,457,326	$38,996,714	$280,659,702	$257,120,314	$—	$52,243	$—

Medium-Duration Bond
Money Market	$52,755,666	$77,181,404	$287,392,495	$262,966,757	$—	$97,203	$—

Extended-Duration Bond
Money Market	$6,093,198	$9,134,512	$34,309,813	$31,268,499	$—	$10,333	$—

Global Bond
Money Market	$31,918,034	$44,890,934	$168,689,676	$155,716,776	$—	$60,672	$—

Defensive Market Strategies
Money Market	$29,868,692	$30,077,273	$113,824,687	$113,616,106	$—	$56,511	$—

Equity Index
Money Market	$23,274,030	$27,283,583	$98,121,304	$94,111,751	$—	$45,452	$—

Value Equity
Money Market	$30,846,106	$46,740,934	$140,862,337	$124,967,509	$—	$69,924	$—

Growth Equity
Money Market	$54,388,015	$62,285,366	$128,394,321	$120,496,970	$—	$36,694	$—

Small Cap Equity
Money Market	$23,247,942	$26,109,041	$75,918,815	$73,057,716	$—	$12,485	$—

International Equity Index
Money Market	$6,944,453	$6,738,855	$16,545,537	$16,751,135	$—	$16,651	$—

International Equity
Money Market	$59,346,657	$65,183,625	$282,666,885	$276,829,917	$—	$94,603	$—

	Total Value at 12/31/16	Total Value at 6/30/17	Purchases	Sales Proceeds	Merger Activity	Dividend Income	Distributions of Realized Gains
Emerging Markets Equity
Money Market	$13,793,115	$15,467,168	$58,385,815	$56,711,762	$—	$22,755	$—

Inflation Protected Bond
Money Market	$3,843,344	$5,128,280	$51,983,122	$50,698,186	$—	$11,576	$—

Global Real Estate Securities
Money Market	$5,227,865	$4,117,226	$29,489,742	$30,600,381	$—	$5,139	$—

Global Natural Resources Equity
Money Market	$7,533,955	$30,319,362	$70,352,610	$47,567,203	$—	$19,340	$—

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At June 30, 2017, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$53,757,146	$47,924,731	$6,997,952	$108,679,829
Medium-Duration Bond	46,361,637	39,844,856	7,525,783	47,370,639
Extended-Duration Bond	40,922,541	40,955,452	937,751	41,893,203
Global Bond	62,007,564	41,917,427	21,429,055	63,346,482
Defensive Market Strategies	59,508,182	15,871,175	45,103,430	60,974,605
Equity Index	38,565,105	36,071,282	3,205,054	39,276,336
Value Equity	61,413,785	47,003,119	16,019,825	63,022,944
Growth Equity	201,603,349	194,130,823	12,043,880	206,174,703
Small Cap Equity	109,105,427	69,054,079	43,102,599	112,156,678
International Equity Index	4,581,635	24,047,840	494,400	24,542,240
International Equity	104,444,004	94,933,960	14,527,121	109,461,081
Emerging Markets Equity	28,015,794	19,969,960	8,741,364	28,711,324
Global Real Estate Securities	27,824,366	28,181,166	453,602	28,634,768
Global Natural Resources Equity	22,945,631	19,626,538	3,652,231	23,278,769

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At June 30, 2017, the securities loaned which are subject to an MA on a net payment basis are as follows:

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Low-Duration Bond	$53,757,146	$(47,924,731)	$(5,832,414)	$—
Medium-Duration Bond	46,361,637	(39,844,856)	(6,516,781)	—
Extended-Duration Bond	40,922,541	(40,922,541)	—	—
Global Bond	62,007,564	(41,917,427)	(20,090,137)	—
Defensive Market Strategies	59,508,182	(15,871,175)	(43,637,007)	—
Equity Index	38,565,105	(36,071,282)	(2,493,823)	—
Value Equity	61,413,785	(47,003,119)	(14,410,666)	—
Growth Equity	201,603,349	(194,130,823)	(7,472,526)	—
Small Cap Equity	109,105,427	(69,054,079)	(40,051,348)	—
International Equity Index	4,581,635	(4,581,635)	—	—
International Equity	104,444,004	(94,933,960)	(9,510,044)	—
Emerging Markets Equity	28,015,794	(19,969,960)	(8,045,834)	—
Global Real Estate Securities	27,824,366	(27,824,366)	—	—
Global Natural Resources Equity	22,945,631	(19,626,538)	(3,319,093)	—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Fund	Overnight and Continuous	30 — 90 Days	Greater than 90 Days	Total
Low-Duration Bond
Agency Obligations, Corporate Bonds, Foreign Bonds, U.S. Treasury Obligations	$6,997,952	$—	$—	$6,997,952
Medium-Duration Bond
Corporate Bonds, Foreign Bonds, U.S. Treasury Obligations	7,525,783	—	—	7,525,783
Extended-Duration Bond
Corporate Bonds, Foreign Bonds, Preferred Stocks, U.S. Treasury Obligations	937,751	—	—	937,751
Global Bond
Common Stocks, Corporate Bonds, Foreign Bonds, Foreign Common Stocks, Preferred Stocks, U.S. Treasury Obligations	21,429,055	—	—	21,429,055

Fund	Overnight and Continuous	30 — 90 Days	Greater than 90 Days	Total
Defensive Market Strategies
Common Stocks, Corporate Bonds, Foreign Bonds, Foreign Common Stocks	$45,103,430	$—	$—	$45,103,430
Equity Index
Common Stocks, Foreign Common Stocks	3,205,054	—	—	3,205,054
Value Equity
Common Stocks, Foreign Common Stocks	16,019,825	—	—	16,019,825
Growth Equity
Common Stocks, Foreign Common Stocks	12,043,880	—	—	12,043,880
Small Cap Equity
Common Stocks, Foreign Common Stocks	43,102,599	—	—	43,102,599
International Equity Index
Foreign Common Stocks	494,400	—	—	494,400
International Equity
Foreign Common Stocks	14,527,121	—	—	14,527,121
Emerging Markets Equity
Foreign Common Stocks, Foreign Preferred Stocks	8,741,364	—	—	8,741,364
Global Real Estate Securities
Common Stocks, Foreign Common Stocks	453,602	—	—	453,602
Global Natural Resources Equity
Common Stocks, Foreign Common Stocks	3,652,231	—	—	3,652,231

5. INVESTMENT TRANSACTIONS

For the period ended June 30, 2017 the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$36,440,383	$32,840,366	$—	$—
MyDestination 2025	89,308,116	37,796,334	—	—
MyDestination 2035	57,651,665	16,979,342	—	—
MyDestination 2045	44,418,385	13,323,180	—	—
MyDestination 2055	20,487,670	2,108,829	—	—
Conservative Allocation	142,392,070	59,823,997	—	—
Balanced Allocation	55,599,134	101,058,658	—	—
Growth Allocation	45,972,658	47,586,457	—	—
Aggressive Allocation	23,668,035	33,805,000	—	—
Low-Duration Bond	649,296,374	605,769,949	1,036,737,059	1,016,036,359
Medium-Duration Bond	2,180,887,065	2,050,348,151	410,203,768	387,463,984
Extended-Duration Bond	20,236,331	35,635,763	40,085,263	32,545,866
Global Bond	51,924,346	69,044,694	19,759,855	30,000
Defensive Market Strategies	220,698,427	205,382,353	—	—
Equity Index	49,047,239	8,048,457	—	—
Value Equity	309,642,256	297,090,131	—	—
Growth Equity	333,942,093	351,967,143	—	—
Small Cap Equity	215,533,867	213,797,258	—	—
International Equity Index	10,900,507	4,983,155	—	—
International Equity	315,881,182	351,609,303	—	—
Emerging Markets Equity	107,346,066	88,490,089	—	—
Inflation Protected Bond	5,510,166	4,057,664	57,964,462	64,516,923
Global Real Estate Securities	157,003,709	153,233,544	—	—
Global Natural Resources Equity	25,829,098	86,816,735	—	—
Strategic Alternatives	—	—	—	—

Financial Futures Contracts

Investments as of June 30, 2017, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2015 Fund
10-Year U.S. Treasury Note	09/2017	99	$12,427,594	GSC	$(34,321)
MSCI EAFE Index E-Mini	09/2017	51	4,818,480	GSC	(6,048)
MSCI Emerging Markets E-Mini	09/2017	27	1,361,205	GSC	(4,929)
S&P 500® E-Mini	09/2017	74	8,957,700	GSC	(42,326)

			$27,564,979		$(87,624)
MyDestination 2025 Fund
MSCI EAFE Index E-Mini	09/2017	47	$2,369,505	GSC	$(8,627)
MSCI Emerging Markets E-Mini	09/2017	82	7,747,360	GSC	(14,308)
S&P 500® E-Mini	09/2017	121	14,647,050	GSC	(69,465)
10-Year U.S. Treasury Note	09/2017	98	12,302,063	GSC	(31,797)

			$37,065,978		$(124,197)
MyDestination 2035 Fund
10-Year U.S. Treasury Note	09/2017	16	$2,008,500	GSC	$(6,331)
MSCI EAFE Index E-Mini	09/2017	33	3,117,840	GSC	(7,495)
MSCI Emerging Markets E-Mini	09/2017	18	907,470	GSC	(2,791)
S&P 500® E-Mini	09/2017	48	5,810,400	GSC	(37,501)

			$11,844,210		$(54,118)
MyDestination 2045 Fund
10-Year U.S. Treasury Note	09/2017	4	$502,125	GSC	$(2,266)
MSCI EAFE Index E-Mini	09/2017	30	2,834,400	GSC	(7,266)
MSCI Emerging Markets E-Mini	09/2017	15	756,225	GSC	(2,411)
S&P 500® E-Mini	09/2017	43	5,205,150	GSC	(32,488)

			$9,297,900		$(44,431)
MyDestination 2055 Fund
S&P 500® E-Mini	09/2017	17	$2,057,850	GSC	$(13,209)
Conservative Allocation Fund
S&P 500® E-Mini	09/2017	45	$5,447,250	GSC	$(24,422)
MSCI EAFE Index E-Mini	09/2017	41	3,873,680	GSC	(3,261)
2-Year U.S. Treasury Note	09/2017	137	29,606,984	GSC	(37,638)

			$38,927,914		$(65,321)
Balanced Allocation Fund
MSCI EAFE Index E-Mini	09/2017	57	$2,873,655	GSC	$(11,705)
MSCI Emerging Markets E-Mini	09/2017	143	13,510,640	GSC	(11,308)
S&P 500® E-Mini	09/2017	209	25,299,450	GSC	(111,102)
10-Year U.S. Treasury Note	09/2017	106	13,306,313	GSC	(27,600)
Long U.S. Treasury Bond	09/2017	48	7,377,000	GSC	57,957

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
5-Year U.S. Treasury Note	09/2017	124	$14,611,656	GSC	$(30,792)

			$76,978,714		$(134,550)
Growth Allocation Fund
10-Year U.S. Treasury Note	09/2017	15	$1,882,969	GSC	$(6,144)
5-Year U.S. Treasury Note	09/2017	19	2,238,883	GSC	(4,891)
Long U.S. Treasury Bond	09/2017	7	1,075,812	GSC	3,520
MSCI EAFE Index E-Mini	09/2017	65	6,141,200	GSC	(9,835)
MSCI Emerging Markets E-Mini	09/2017	33	1,663,695	GSC	(4,209)
S&P 500® E-Mini	09/2017	96	11,620,800	GSC	(60,641)

			$24,623,359		$(82,200)
Aggressive Allocation Fund
MSCI EAFE Index E-Mini	09/2017	68	$6,424,640	GSC	$(17,900)
MSCI Emerging Markets E-Mini	09/2017	32	1,613,280	GSC	(5,269)
S&P 500® E-Mini	09/2017	94	11,378,700	GSC	(72,346)

			$19,416,620		$(95,515)
Low-Duration Bond Fund
10-Year U.S. Treasury Note	09/2017	(91)	$(11,423,344)	UBS	$14,213
10-Year U.S. Treasury Note	09/2017	40	5,021,250	CITI	(1,250)
10-Year U.S. Ultra Note	09/2017	(46)	(6,201,375)	UBS	19,895
2-Year U.S. Treasury Note	09/2017	108	23,339,813	GSC	(28,641)
2-Year U.S. Treasury Note	09/2017	528	114,105,750	UBS	(128,621)
2-Year U.S. Treasury Note	09/2017	810	175,048,594	CITI	(121,619)
30-Year Euro-Buxl	09/2017	(22)	(4,108,816)	CITI	81,850
5-Year U.S. Treasury Note	09/2017	(467)	(55,029,383)	UBS	143,769
5-Year U.S. Treasury Note	09/2017	(195)	(22,978,008)	CITI	46,409
Euro-BOBL	09/2017	118	17,749,696	CITI	(180,228)
Long GILT	09/2017	(77)	(12,593,246)	CITI	220,491
Long U.S. Treasury Bond	09/2017	(1)	(153,687)	UBS	(1,316)
Ultra Long U.S. Treasury Bond	09/2017	1	165,875	UBS	3,056

			$222,943,119		$68,008
Medium-Duration Bond Fund
Euro	09/2017	(35)	$(1,135)	GSC	$(1,340)
Euro-BTP	09/2017	79	12,193,662	GSC	113,005
Euro-Bund	09/2017	(178)	(32,908,608)	GSC	532,164
Euro-Bund	09/2017	(46)	(8,504,472)	MSCS	126,645
Euro-OATS	09/2017	(45)	(7,631,389)	MSCS	45,457
10-Year Japanese Bond	09/2017	(9)	(12,011,469)	GSC	43,643
90-day Eurodollar	09/2017	(123)	(30,333,337)	GSC	1,050
10-Year U.S. Treasury Note	09/2017	(629)	(78,959,156)	GSC	319,359
10-Year U.S. Treasury Note	09/2017	96	12,051,000	GSC	(70,635)
10-Year U.S. Treasury Note	09/2017	181	22,721,156	MSCS	(145,391)
10-Year U.S. Ultra Note	09/2017	(59)	(7,953,939)	GSC	2,056

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
10-Year U.S. Ultra Note	09/2017	(2)	$(269,625)	GSC	$448
Long U.S. Treasury Bond	09/2017	(172)	(26,434,250)	GSC	160,049
Long U.S. Treasury Bond	09/2017	43	6,608,563	GSC	(25,775)
Long U.S. Treasury Bond	09/2017	60	9,221,250	MSCS	79,653
2-Year U.S. Treasury Note	09/2017	94	20,314,281	GSC	(23,983)
2-Year U.S. Treasury Note	09/2017	97	20,962,609	GSC	(23,250)
3-Year Australian Bond	09/2017	89	7,637,662	GSC	(46,561)
5-Year U.S. Treasury Note	09/2017	(169)	(19,914,273)	GSC	72,894
5-Year U.S. Treasury Note	09/2017	1,303	153,540,227	GSC	(427,156)
5-Year U.S. Treasury Note	09/2017	1,381	162,731,430	MSCS	(357,758)
Euro	09/2017	(8)	(1,146,700)	GSC	(13,937)
Ultra Long U.S. Treasury Bond	09/2017	(2)	(331,750)	GSC	4,062
Ultra Long U.S. Treasury Bond	09/2017	41	6,800,875	GSC	100,717
Ultra Long U.S. Treasury Bond	09/2017	179	29,691,625	MSCS	593,878
90-day Eurodollar	12/2017	(209)	(51,479,312)	GSC	28,950
10-Year U.S. Treasury Note	12/2017	2	250,375	GSC	(1,750)
90-day Eurodollar	06/2018	(72)	(17,705,700)	MSCS	(15,300)
90-day Eurodollar	06/2018	(32)	(7,869,200)	GSC	6,400
90-day Eurodollar	09/2018	(32)	(7,863,200)	GSC	7,200
90-day Eurodollar	12/2018	(98)	(24,059,000)	GSC	(23,369)
90-day Eurodollar	12/2018	157	38,543,500	GSC	121,575
90-day Eurodollar	06/2019	(538)	(131,924,325)	MSCS	(201,750)
90-day Eurodollar	12/2019	(205)	(50,201,938)	MSCS	(87,125)
90-day Eurodollar	12/2019	(157)	(38,447,338)	GSC	(147,525)

			$(52,581,901)		$746,600
Global Bond Fund
10-Year U.S. Treasury Note	09/2017	(117)	$(14,687,156)	GSC	$38,391
5-Year U.S. Treasury Note	09/2017	326	38,414,516	GSC	(76,476)
Euro-Bund	09/2017	(36)	(6,655,674)	GSC	104,001
Euro-Buxl®	09/2017	(3)	(560,293)	GSC	9,119
Long U.S. Treasury Bond	09/2017	(25)	(3,842,188)	GSC	(12,933)
Ultra Long U.S. Treasury Bond	09/2017	(32)	(5,308,000)	GSC	(70,840)

			$7,361,205		$(8,738)
Equity Index Fund
S&P 500® E-Mini	09/2017	259	$31,351,950	GSC	$(116,965)
Value Equity Fund
S&P 500® E-Mini	09/2017	491	$59,435,550	GSC	$(183,228)
Growth Equity Fund
S&P 500® E-Mini	09/2017	612	$74,082,600	GSC	$(279,778)
Small Cap Equity Fund
Russell 2000 Mini Index	09/2017	371	$26,235,265	GSC	$(121,853)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
International Equity Index Fund
MSCI EAFE Index E-Mini	09/2017	92	$8,692,160	GSC	$(15,855)
International Equity Fund
AEX Index	07/2017	(7)	$(809,899)	BAR	$31,491
CAC40 Index	07/2017	70	4,090,667	BAR	(151,942)
Hang Seng Index	07/2017	94	15,401,892	BAR	(46,360)
Hang Seng Index	07/2017	2	327,700	GSC	(294)
Hang Seng Index	07/2017	61	9,994,845	JPM	(21,518)
MSCI Singapore Index	07/2017	66	1,718,373	BAR	5,680
ASX SPI 200 Index	09/2017	(410)	(44,503,670)	BAR	369,066
DAX Index	09/2017	132	46,435,250	BAR	(1,816,854)
FTSE 100 Index®	09/2017	71	6,697,426	BAR	(198,314)
FTSE/MIB Index	09/2017	56	6,555,621	BAR	(162,689)
MSCI EAFE Index E-Mini	09/2017	603	56,971,440	GSC	70,961
S&P/TSE 60 Index	09/2017	(69)	(9,462,492)	BAR	100,984
Swiss Market Index Future	09/2017	(328)	(30,395,328)	JPM	(72,829)
Topix Index®	09/2017	247	35,389,242	BAR	201,257

			$98,411,067		$(1,691,361)
Emerging Markets Equity Fund
FTSE Bursa Malaysia KLCI	07/2017	(22)	$(452,925)	BAR	$2,338.00
HSCEI Index	07/2017	109	7,116,632	BAR	(59,615)
HSCEI Index	07/2017	105	6,855,472	GSC	(54,536)
MSCI Singapore Index	07/2017	(3)	(78,108)	BAR	(273)
MSCI Taiwan Index	07/2017	(13)	(500,890)	BAR	4,196
SGX CNX Nifty Index	07/2017	(219)	(4,169,103)	GSC	8,245
TA-35 Index	07/2017	19	786,950	GSC	(70)
TWSE Index	07/2017	(5)	(337,015)	GSC	(6,167)
BIST 30 Index	08/2017	(26)	(92,906)	JPM	238
BIST 30 Index	08/2017	(104)	(371,624)	GSC	(2,566)
Bovespa Index	08/2017	5	96,011	GSC	2,686
FTSE/JSE Top 40 Index	09/2017	(132)	(4,609,229)	BAR	15,538
KOSPI 200 Index	09/2017	13	888,804	GSC	14,146
KOSPI 200 Index	09/2017	99	6,768,584	BAR	98,633
KOSPI 200 Index	09/2017	12	820,434	JPM	11,956
Mexican Bolsa IPC Index	09/2017	(14)	(388,209)	JPM	(6,746)
MSCI Emerging Markets E-Mini	09/2017	704	35,492,160	GSC	(118,627)
SET50 Index	09/2017	(65)	(379,706)	BAR	2,050
WIG20 Index	09/2017	8	98,747	GSC	(291)

			$47,544,079		$(88,865)
Inflation Protected Bond Fund
10-Year Australian Treasury Bond	09/2017	(6)	$(596,094)	UBS	$8,689
10-Year Japanese Bond	09/2017	(2)	(2,669,215)	UBS	6,967
10-Year U.S. Treasury Note	09/2017	17	2,134,031	UBS	(3,187)
10-Year U.S. Ultra Note	09/2017	(19)	(2,561,438)	UBS	(3,790)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
2-Year U.S. Treasury Note	09/2017	(114)	$(24,636,469)	UBS	$6,867
5-Year U.S. Treasury Note	09/2017	168	19,796,438	UBS	(63,584)
Euro-BTP	09/2017	1	154,350	UBS	1,626
Euro-Bund	09/2017	(24)	(4,437,116)	UBS	13,374
Euro-Buxl®	09/2017	11	2,054,408	UBS	(13,569)
Euro-OATS	09/2017	(1)	(169,586)	UBS	1,977
Euro-Schatz	09/2017	5	638,747	UBS	(683)
Long U.S. Treasury Bond	09/2017	(6)	(922,125)	UBS	(8,940)
Short-Term Euro-BTP Futures	09/2017	(46)	(5,920,083)	UBS	(13,682)
Ultra Long U.S. Treasury Bond	09/2017	(51)	(8,459,625)	UBS	(98,286)
90-Day Euro	03/2019	(274)	(67,229,325)	UBS	(82,098)

			$(92,823,102)		$(248,319)

Global Real Estate Securities Fund
S&P MidCap 400®	09/2017	35	$6,111,350	GSC	$(36,044)

Global Natural Resources Equity Fund
Equity Fund
British Pound	09/2017	35	$2,853,594	GSC	$3,181
Canadian Dollar	09/2017	16	1,235,840	GSC	3,520
E-mini Energy Select Sector	09/2017	112	7,285,120	GSC	34,608
FTSE 100 Index®	09/2017	33	3,112,888	GSC	(19,093)
S&P 500® E-Mini	09/2017	1	121,045	GSC	(721)
S&P/TSE 60 Index	09/2017	12	1,645,651	GSC	(10,092)

			$16,254,138		$11,403

Forward Foreign Currency Contracts

As of June 30, 2017, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying statements of assets and liabilities. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
07/03/17	U.S. Dollars	410,412	Danish Kroner	2,817,192	GSC	$(22,389)
07/05/17	U.S. Dollars	9,480,629	Japanese Yen	1,049,700,000	GSC	145,744
07/05/17	U.S. Dollars	5,266,667	Australian Dollars	7,122,000	JPM	(206,899)
07/05/17	U.S. Dollars	4,036,997	Euro	3,589,000	UBS	(63,334)
07/05/17	U.S. Dollars	506,233	British Pounds	394,000	JPM	(7,021)
07/05/17	U.S. Dollars	59,299	Euro	53,000	JPM	(1,252)
07/06/17	U.S. Dollars	693,012	Australian Dollars	930,000	MSCS	(21,722)
07/06/17	U.S. Dollars	216,107	British Pounds	168,000	CITI	(2,751)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/10/17	U.S. Dollars	1,257,214	British Pounds	972,000	HKSB	$(9,208)
07/18/17	British Pounds	1,156,000	U.S. Dollars	1,489,044	BOA	17,532
07/18/17	U.S. Dollars	1,449,549	Euro	1,362,000	BOA	(107,636)
07/18/17	U.S. Dollars	1,448,904	Japanese Yen	158,400,000	SS	39,426
07/18/17	U.S. Dollars	1,447,127	British Pounds	1,156,000	BOA	(59,448)
07/20/17	U.S. Dollars	2,326,952	Euro	2,035,000	GSC	58
08/02/17	British Pounds	322,000	U.S. Dollars	418,546	JPM	1,315
08/02/17	U.S. Dollars	9,387,534	Japanese Yen	1,049,700,000	BNP	40,791
08/02/17	U.S. Dollars	4,148,857	Euro	3,642,000	BNP	(18,505)
08/02/17	U.S. Dollars	505,402	British Pounds	394,000	UBS	(8,341)
08/03/17	U.S. Dollars	683,313	Australian Dollars	889,000	CITI	360
08/03/17	U.S. Dollars	205,114	British Pounds	158,000	BAR	(911)
08/08/17	Mexican Pesos	42,511,000	U.S. Dollars	2,289,790	CS	37,195
08/08/17	Mexican Pesos	3,754,000	U.S. Dollars	209,253	HKSB	(3,765)
08/08/17	Mexican Pesos	2,501,000	U.S. Dollars	137,969	BAR	(1,068)
08/08/17	Mexican Pesos	2,102,000	U.S. Dollars	114,407	BNP	653
08/08/17	U.S. Dollars	2,290,406	Mexican Pesos	44,172,544	BNP	(127,529)
08/08/17	U.S. Dollars	397,000	Mexican Pesos	7,245,731	BNP	380
08/08/17	U.S. Dollars	228,000	Mexican Pesos	4,090,665	BNP	4,084
08/15/17	Norwegian Kroner	3,585,000	U.S. Dollars	417,461	GSC	12,358
08/30/17	U.S. Dollars	7,468,389	Euro	6,650,000	HKSB	(151,540)
09/12/17	British Pounds	290,000	U.S. Dollars	375,689	BOA	2,899
09/12/17	Canadian Dollars	1,020,308	Euro	680,000	CITI	7,991
09/12/17	Euro	680,000	Swiss Francs	738,929	CITI	5,423
09/12/17	Norwegian Kroner	6,300,000	Swedish Kronor	6,470,434	CITI	(15,598)
09/12/17	Swedish Kronor	6,324,298	Norwegian Kroner	6,300,000	BNP	(1,822)
09/12/17	Swiss Francs	737,195	Euro	680,000	BOA	(7,240)
09/12/17	Swiss Francs	510,226	U.S. Dollars	534,008	BOA	658
09/12/17	Swiss Francs	215,905	U.S. Dollars	225,992	CITI	255
09/12/17	U.S. Dollars	750,000	Swiss Francs	722,132	CITI	(6,723)
09/12/17	U.S. Dollars	380,000	Swiss Francs	364,998	CITI	(2,482)
09/12/17	U.S. Dollars	371,001	New Zealand Dollars	510,000	BNP	(2,209)
09/12/17	U.S. Dollars	370,051	British Pounds	290,000	BNP	(8,537)
01/02/18	Danish Kroner	2,307,000	U.S. Dollars	338,086	GSC	20,160
01/02/18	U.S. Dollars	15,420,445	Danish Kroner	105,060,000	JPM	(893,982)
01/02/18	U.S. Dollars	2,584,684	Danish Kroner	17,647,000	JPM	(155,481)
01/02/18	U.S. Dollars	340,604	Danish Kroner	2,234,000	GSC	(6,307)

						$(1,576,418)

Medium-Duration Bond Fund
07/05/17	British Pounds	530,000	U.S. Dollars	674,345	GSC	$16,074
07/05/17	U.S. Dollars	732,617	Brazilian Reals	2,338,000	JPM	27,700
07/05/17	U.S. Dollars	7,450,337	British Pounds	5,788,000	BNP	(89,556)
07/05/17	U.S. Dollars	261,755	British Pounds	204,000	UBS	(3,991)
07/05/17	U.S. Dollars	411,493	Canadian Dollars	555,000	GSC	(16,528)
07/05/17	U.S. Dollars	6,257,535	Euro	5,563,119	UBS	(98,170)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/17	Brazilian Reals	10,750,000	U.S. Dollars	3,228,907	BAR	$1,101
07/20/17	Brazilian Reals	430,600	U.S. Dollars	129,337	BAR	44
07/20/17	Chinese Offshore Yuan	9,711,515	U.S. Dollars	1,429,215	BAR	770
07/20/17	Indian Rupees	194,220,000	U.S. Dollars	2,981,807	JPM	16,232
07/20/17	Indian Rupees	9,281,163	U.S. Dollars	141,137	UBS	2,130
07/20/17	Indonesian Rupiahs	22,179,120,000	U.S. Dollars	1,656,580	BAR	3,638
07/20/17	Mexican Pesos	35,260,000	U.S. Dollars	1,864,721	BAR	71,347
07/20/17	U.S. Dollars	762,345	British Pounds	608,669	BAR	(30,968)
07/20/17	U.S. Dollars	1,402,324	Chinese Offshore Yuan	9,711,515	BAR	(27,661)
07/20/17	U.S. Dollars	7,008,060	Chinese Yuan Renminbi	48,702,511	JPM	(167,269)
07/20/17	U.S. Dollars	445,718	Euro	390,000	BAR	(223)
07/20/17	U.S. Dollars	99,118	Euro	93,001	BAR	(7,223)
07/20/17	U.S. Dollars	143,649	Indian Rupees	9,281,163	CS	382
07/20/17	U.S. Dollars	6,228,325	Japanese Yen	680,008,523	BAR	176,905
07/20/17	U.S. Dollars	4,327,578	Taiwan Dollars	130,840,000	JPM	24,668
07/24/17	U.S. Dollars	18,921,650	Japanese Yen	2,060,000,000	UBS	586,267
08/02/17	Australian Dollars	1,641,000	U.S. Dollars	1,260,332	GSC	341
08/02/17	British Pounds	328,000	U.S. Dollars	426,345	JPM	1,340
08/02/17	U.S. Dollars	7,006,364	British Pounds	5,462,000	UBS	(115,636)
08/02/17	U.S. Dollars	423,627	Canadian Dollars	555,000	JPM	(4,631)
08/02/17	U.S. Dollars	6,337,338	Euro	5,563,119	BNP	(28,266)
08/08/17	Mexican Pesos	35,481,000	U.S. Dollars	1,839,738	BNP	102,436
08/08/17	U.S. Dollars	1,850,614	Mexican Pesos	36,042,000	HSBC	(122,268)
08/15/17	Japanese Yen	427,500,000	U.S. Dollars	3,918,535	GSC	(109,983)
08/15/17	Japanese Yen	426,300,000	U.S. Dollars	3,887,073	JPM	(89,212)
08/15/17	U.S. Dollars	770,968	New Zealand Dollars	1,056,000	DEUT	(2,200)
08/15/17	U.S. Dollars	1,257,992	New Zealand Dollars	1,717,000	JPM	861
08/15/17	U.S. Dollars	1,976,100	Swiss Francs	1,888,000	UBS	1,219
08/24/17	U.S. Dollars	234,099	Euro	206,917	WEST	(2,926)
08/25/17	U.S. Dollars	290,042	Mexican Pesos	5,230,899	JPM	4,441
08/28/17	U.S. Dollars	19,540,125	Japanese Yen	2,150,000,000	JPM	375,924
09/18/17	U.S. Dollars	3,871,000	South Korean Won	4,392,810,800	HSBC	30,682
09/18/17	U.S. Dollars	3,911,000	South Korean Won	4,442,896,000	HSBC	26,896
09/20/17	Australian Dollars	169,000	New Zealand Dollars	177,248	MSCS	69
09/20/17	Australian Dollars	171,000	U.S. Dollars	129,753	BOM	1,539
09/20/17	Australian Dollars	167,766	U.S. Dollars	127,603	BOM	1,207
09/20/17	Australian Dollars	85,000	U.S. Dollars	64,083	BOM	1,180
09/20/17	Australian Dollars	86,520	U.S. Dollars	66,318	BAR	112
09/20/17	Australian Dollars	144,949	U.S. Dollars	109,983	CITI	1,307
09/20/17	Australian Dollars	85,000	U.S. Dollars	64,761	CITI	501
09/20/17	Australian Dollars	86,000	U.S. Dollars	65,106	DEUT	924
09/20/17	Australian Dollars	85,000	U.S. Dollars	64,360	DEUT	902
09/20/17	Australian Dollars	171,000	U.S. Dollars	129,370	MSCS	1,922
09/20/17	Australian Dollars	85,000	U.S. Dollars	64,203	MSCS	1,060
09/20/17	Australian Dollars	171,000	U.S. Dollars	129,573	SS	1,719

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Australian Dollars	34,000	U.S. Dollars	25,667	UBS	$438
09/20/17	Australian Dollars	86,000	U.S. Dollars	64,714	WEST	1,316
09/20/17	Australian Dollars	86,000	U.S. Dollars	65,040	WEST	990
09/20/17	Australian Dollars	85,000	U.S. Dollars	64,549	WEST	713
09/20/17	Australian Dollars	85,000	U.S. Dollars	64,642	WEST	620
09/20/17	Australian Dollars	34,000	U.S. Dollars	25,607	WEST	498
09/20/17	British Pounds	40,543	Canadian Dollars	68,398	BOM	128
09/20/17	British Pounds	41,607	Euro	46,874	MSCS	557
09/20/17	British Pounds	20,318	U.S. Dollars	25,885	BOM	647
09/20/17	British Pounds	51,000	U.S. Dollars	64,542	BAR	2,055
09/20/17	British Pounds	72,000	U.S. Dollars	91,215	DEUT	2,804
09/20/17	British Pounds	50,000	U.S. Dollars	65,045	JPM	246
09/20/17	British Pounds	51,000	U.S. Dollars	64,497	MSCS	2,099
09/20/17	British Pounds	51,000	U.S. Dollars	64,543	MSCS	2,053
09/20/17	British Pounds	51,000	U.S. Dollars	64,632	MSCS	1,964
09/20/17	British Pounds	21,000	U.S. Dollars	26,521	WEST	901
09/20/17	Canadian Dollars	85,017	U.S. Dollars	65,000	BOM	646
09/20/17	Canadian Dollars	120,956	U.S. Dollars	91,000	JPM	2,395
09/20/17	Canadian Dollars	2,238,504	U.S. Dollars	1,669,296	MSCS	59,153
09/20/17	Canadian Dollars	86,308	U.S. Dollars	65,000	MSCS	1,642
09/20/17	Canadian Dollars	86,236	U.S. Dollars	65,000	MSCS	1,587
09/20/17	Canadian Dollars	120,929	U.S. Dollars	91,000	SS	2,375
09/20/17	Canadian Dollars	67,815	U.S. Dollars	52,000	SS	363
09/20/17	Canadian Dollars	84,523	U.S. Dollars	65,000	SS	264
09/20/17	Canadian Dollars	103,889	U.S. Dollars	78,000	UBS	2,217
09/20/17	Euro	23,123	Australian Dollars	34,336	CITI	164
09/20/17	Euro	27,538	Canadian Dollars	40,922	SS	(6)
09/20/17	Euro	58,000	Norwegian Kroner	554,501	RBS	12
09/20/17	Euro	35,000	Norwegian Kroner	333,515	UBS	139
09/20/17	Euro	57,000	Swedish Kronor	549,999	BAR	(205)
09/20/17	Euro	57,000	Swedish Kronor	550,049	BAR	(211)
09/20/17	Euro	57,000	Swedish Kronor	550,495	BAR	(264)
09/20/17	Euro	68,000	Swedish Kronor	656,418	BAR	(278)
09/20/17	Euro	27,000	Swedish Kronor	262,218	BAR	(299)
09/20/17	Euro	57,000	Swedish Kronor	551,204	BAR	(349)
09/20/17	Euro	124,000	Swedish Kronor	1,198,774	BAR	(718)
09/20/17	Euro	109,827	Swedish Kronor	1,065,889	BAR	(1,128)
09/20/17	Euro	84,332	Swedish Kronor	812,725	MSCS	(183)
09/20/17	Euro	113,000	Swedish Kronor	1,088,936	MSCS	(237)
09/20/17	Euro	113,000	Swiss Francs	123,577	BOM	67
09/20/17	Euro	58,000	Swiss Francs	62,943	SS	543
09/20/17	Euro	113,000	Swiss Francs	123,461	UBS	188
09/20/17	Euro	34,492	U.S. Dollars	38,749	BOM	820
09/20/17	Euro	57,000	U.S. Dollars	64,905	BOM	485
09/20/17	Euro	57,000	U.S. Dollars	65,239	BOM	151

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Euro	57,000	U.S. Dollars	65,384	CITI	$6
09/20/17	Euro	173,000	U.S. Dollars	194,667	DEUT	3,799
09/20/17	Euro	23,000	U.S. Dollars	25,934	DEUT	451
09/20/17	Euro	171,000	U.S. Dollars	194,183	JPM	1,988
09/20/17	Euro	57,000	U.S. Dollars	64,853	JPM	537
09/20/17	Euro	27,973	U.S. Dollars	31,992	JPM	99
09/20/17	Euro	20,981	U.S. Dollars	24,010	JPM	59
09/20/17	Euro	80,000	U.S. Dollars	90,644	MSCS	1,132
09/20/17	Euro	46,000	U.S. Dollars	51,822	MSCS	949
09/20/17	Euro	23,490	U.S. Dollars	26,358	UBS	589
09/20/17	Euro	113,071	U.S. Dollars	126,857	WEST	2,857
09/20/17	Japanese Yen	7,202,092	Euro	57,000	SS	(1,122)
09/20/17	Japanese Yen	7,277,549	U.S. Dollars	65,000	BOM	(59)
09/20/17	Japanese Yen	3,464,404	U.S. Dollars	31,080	BOM	(165)
09/20/17	Japanese Yen	14,433,552	U.S. Dollars	129,000	BOM	(202)
09/20/17	Japanese Yen	7,251,166	U.S. Dollars	65,000	BOM	(294)
09/20/17	Japanese Yen	5,176,464	U.S. Dollars	46,710	BOM	(518)
09/20/17	Japanese Yen	21,675,794	U.S. Dollars	194,000	BOM	(576)
09/20/17	Japanese Yen	7,207,265	U.S. Dollars	65,000	BOM	(686)
09/20/17	Japanese Yen	14,454,127	U.S. Dollars	129,000	BAR	(18)
09/20/17	Japanese Yen	7,167,257	U.S. Dollars	65,000	BAR	(1,043)
09/20/17	Japanese Yen	7,015,328	U.S. Dollars	64,000	BAR	(1,399)
09/20/17	Japanese Yen	6,974,884	U.S. Dollars	62,249	CITI	(9)
09/20/17	Japanese Yen	3,458,058	U.S. Dollars	31,111	CITI	(253)
09/20/17	Japanese Yen	7,170,540	U.S. Dollars	65,000	CITI	(1,014)
09/20/17	Japanese Yen	7,190,995	U.S. Dollars	65,000	DEUT	(831)
09/20/17	Japanese Yen	7,275,775	U.S. Dollars	65,000	JPM	(75)
09/20/17	Japanese Yen	7,022,387	U.S. Dollars	64,000	JPM	(1,336)
09/20/17	Japanese Yen	7,299,110	U.S. Dollars	65,000	MSCS	134
09/20/17	Japanese Yen	7,286,500	U.S. Dollars	65,000	MSCS	21
09/20/17	Japanese Yen	7,166,640	U.S. Dollars	65,000	MSCS	(1,048)
09/20/17	Japanese Yen	12,690,436	U.S. Dollars	112,772	SS	471
09/20/17	Japanese Yen	14,439,486	U.S. Dollars	129,000	SS	(149)
09/20/17	Japanese Yen	2,881,552	U.S. Dollars	25,995	SS	(281)
09/20/17	Japanese Yen	7,219,712	U.S. Dollars	65,000	SS	(575)
09/20/17	Japanese Yen	3,002,334	U.S. Dollars	27,477	SS	(685)
09/20/17	Japanese Yen	14,441,830	U.S. Dollars	130,000	SS	(1,128)
09/20/17	Japanese Yen	7,143,500	U.S. Dollars	65,000	SS	(1,255)
09/20/17	Japanese Yen	7,134,400	U.S. Dollars	65,000	SS	(1,336)
09/20/17	Japanese Yen	7,093,840	U.S. Dollars	65,000	SS	(1,698)
09/20/17	Japanese Yen	7,277,042	U.S. Dollars	65,000	UBS	(63)
09/20/17	Japanese Yen	3,474,639	U.S. Dollars	31,111	UBS	(105)
09/20/17	Japanese Yen	7,268,430	U.S. Dollars	65,000	UBS	(140)
09/20/17	Japanese Yen	3,185,189	U.S. Dollars	28,616	UBS	(193)
09/20/17	Japanese Yen	7,257,887	U.S. Dollars	65,000	UBS	(234)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Japanese Yen	7,211,243	U.S. Dollars	65,000	UBS	$(650)
09/20/17	New Zealand Dollars	89,000	Canadian Dollars	84,921	MSCS	(453)
09/20/17	New Zealand Dollars	89,000	Canadian Dollars	84,990	MSCS	(506)
09/20/17	New Zealand Dollars	736,361	U.S. Dollars	529,274	CITI	9,501
09/20/17	New Zealand Dollars	39,202	U.S. Dollars	28,451	CITI	232
09/20/17	New Zealand Dollars	35,378	U.S. Dollars	25,731	JPM	154
09/20/17	New Zealand Dollars	46,059	U.S. Dollars	33,599	JPM	101
09/20/17	New Zealand Dollars	89,000	U.S. Dollars	64,231	RBC	888
09/20/17	New Zealand Dollars	90,000	U.S. Dollars	64,738	RBS	1,112
09/20/17	New Zealand Dollars	89,000	U.S. Dollars	64,926	SS	192
09/20/17	New Zealand Dollars	35,000	U.S. Dollars	25,500	WEST	109
09/20/17	Norwegian Kroner	546,859	Euro	57,000	BAR	219
09/20/17	Norwegian Kroner	1,635,324	Euro	170,000	CITI	1,173
09/20/17	Norwegian Kroner	1,306,661	Euro	136,000	CITI	747
09/20/17	Norwegian Kroner	267,060	Euro	27,878	CITI	58
09/20/17	Norwegian Kroner	7,481,184	Euro	787,447	CITI	(5,810)
09/20/17	Norwegian Kroner	7,508,170	Euro	791,863	JPM	(7,638)
09/20/17	Norwegian Kroner	1,087,835	Swiss Francs	124,000	JPM	502
09/20/17	Norwegian Kroner	549,711	U.S. Dollars	65,000	JPM	951
09/20/17	Norwegian Kroner	548,535	U.S. Dollars	65,000	SS	810
09/20/17	Swedish Kronor	566,851	Euro	58,000	CITI	1,067
09/20/17	Swedish Kronor	565,589	Euro	58,000	CITI	917
09/20/17	Swedish Kronor	316,462	Euro	32,436	CITI	532
09/20/17	Swedish Kronor	243,938	Euro	25,000	CITI	413
09/20/17	Swedish Kronor	8,576,891	Euro	881,578	JPM	11,570
09/20/17	Swedish Kronor	567,078	Euro	58,000	JPM	1,094
09/20/17	Swedish Kronor	566,647	Euro	58,000	JPM	1,043
09/20/17	Swedish Kronor	8,585,723	Euro	881,783	MSCS	12,388
09/20/17	Swedish Kronor	566,006	Euro	58,000	RBS	967
09/20/17	Swedish Kronor	224,004	Euro	23,000	RBS	330
09/20/17	Swedish Kronor	557,369	Euro	57,000	SS	1,084
09/20/17	Swedish Kronor	752,638	Norwegian Kroner	731,658	UBS	1,983
09/20/17	Swedish Kronor	249,334	U.S. Dollars	28,650	CITI	1,087
09/20/17	Swedish Kronor	360,859	U.S. Dollars	41,606	RBC	1,431
09/20/17	Swiss Francs	575,550	Euro	530,666	UBS	(5,331)
09/20/17	U.S. Dollars	64,452	Australian Dollars	84,000	DEUT	(42)
09/20/17	U.S. Dollars	64,476	Australian Dollars	85,000	DEUT	(786)
09/20/17	U.S. Dollars	64,378	Australian Dollars	84,000	MSCS	(116)
09/20/17	U.S. Dollars	64,868	Australian Dollars	86,000	MSCS	(1,162)
09/20/17	U.S. Dollars	64,532	Australian Dollars	85,000	RBS	(730)
09/20/17	U.S. Dollars	64,508	Australian Dollars	85,000	RBS	(754)
09/20/17	U.S. Dollars	25,885	Australian Dollars	34,091	SS	(290)
09/20/17	U.S. Dollars	799,171	Australian Dollars	1,061,259	SS	(15,654)
09/20/17	U.S. Dollars	38,749	Australian Dollars	50,997	UBS	(406)
09/20/17	U.S. Dollars	64,427	Australian Dollars	85,000	UBS	(835)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	U.S. Dollars	33,599	British Pounds	25,853	BOM	$(160)
09/20/17	U.S. Dollars	193,981	British Pounds	149,000	BOM	(585)
09/20/17	U.S. Dollars	1,258,856	British Pounds	986,332	BOM	(29,111)
09/20/17	U.S. Dollars	64,931	British Pounds	50,000	BAR	(360)
09/20/17	U.S. Dollars	25,578	British Pounds	20,000	BAR	(538)
09/20/17	U.S. Dollars	65,323	British Pounds	51,000	BAR	(1,274)
09/20/17	U.S. Dollars	64,085	British Pounds	50,000	CITI	(1,206)
09/20/17	U.S. Dollars	65,106	British Pounds	51,000	CITI	(1,491)
09/20/17	U.S. Dollars	64,870	British Pounds	51,000	CITI	(1,726)
09/20/17	U.S. Dollars	65,328	British Pounds	51,000	DEUT	(1,268)
09/20/17	U.S. Dollars	38,548	British Pounds	30,000	JPM	(627)
09/20/17	U.S. Dollars	25,529	British Pounds	20,000	MSCS	(587)
09/20/17	U.S. Dollars	65,077	British Pounds	51,000	MSCS	(1,520)
09/20/17	U.S. Dollars	64,781	British Pounds	51,000	MSCS	(1,816)
09/20/17	U.S. Dollars	129,901	British Pounds	102,000	MSCS	(3,292)
09/20/17	U.S. Dollars	155,000	British Pounds	119,054	SS	(462)
09/20/17	U.S. Dollars	33,674	Canadian Dollars	44,215	BOM	(466)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	85,818	BOM	(1,264)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	86,064	BOM	(1,454)
09/20/17	U.S. Dollars	155,000	Canadian Dollars	204,847	BOM	(3,172)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	86,208	BAR	(1,565)
09/20/17	U.S. Dollars	26,000	Canadian Dollars	34,468	CITI	(614)
09/20/17	U.S. Dollars	130,000	Canadian Dollars	171,607	CITI	(2,505)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	85,881	DEUT	(1,313)
09/20/17	U.S. Dollars	62,075	Canadian Dollars	81,893	JPM	(1,158)
09/20/17	U.S. Dollars	53,573	Canadian Dollars	71,137	MSCS	(1,355)
09/20/17	U.S. Dollars	129,000	Canadian Dollars	170,876	MSCS	(2,941)
09/20/17	U.S. Dollars	465,257	Canadian Dollars	616,144	MSCS	(10,496)
09/20/17	U.S. Dollars	30,996	Canadian Dollars	40,198	RBC	(43)
09/20/17	U.S. Dollars	25,882	Canadian Dollars	34,227	RBC	(546)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	85,862	RBC	(1,298)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	86,148	RBC	(1,518)
09/20/17	U.S. Dollars	129,000	Canadian Dollars	170,472	RBC	(2,629)
09/20/17	U.S. Dollars	122,176	Canadian Dollars	161,752	RBC	(2,720)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	85,987	SS	(1,394)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	86,103	SS	(1,484)
09/20/17	U.S. Dollars	129,000	Canadian Dollars	170,502	SS	(2,652)
09/20/17	U.S. Dollars	65,000	Canadian Dollars	85,730	UBS	(1,196)
09/20/17	U.S. Dollars	126,820	Canadian Dollars	167,216	UBS	(2,295)
09/20/17	U.S. Dollars	33,599	Euro	29,316	BOM	(32)
09/20/17	U.S. Dollars	65,130	Euro	57,000	BOM	(261)
09/20/17	U.S. Dollars	130,271	Euro	114,000	BOM	(510)
09/20/17	U.S. Dollars	64,587	Euro	57,000	BAR	(803)
09/20/17	U.S. Dollars	51,598	Euro	46,000	BAR	(1,173)
09/20/17	U.S. Dollars	195,135	Euro	171,000	CITI	(1,036)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	U.S. Dollars	64,952	Euro	58,000	CITI	$(1,585)
09/20/17	U.S. Dollars	67,746	Euro	59,046	DEUT	9
09/20/17	U.S. Dollars	65,174	Euro	57,500	DEUT	(790)
09/20/17	U.S. Dollars	130,721	Euro	115,794	DEUT	(2,117)
09/20/17	U.S. Dollars	24,068	Euro	20,981	JPM	(1)
09/20/17	U.S. Dollars	32,056	Euro	27,973	JPM	(35)
09/20/17	U.S. Dollars	65,051	Euro	57,000	JPM	(339)
09/20/17	U.S. Dollars	65,216	Euro	58,000	MSCS	(1,322)
09/20/17	U.S. Dollars	25,851	Euro	23,000	UBS	(535)
09/20/17	U.S. Dollars	63,356	Euro	56,376	UBS	(1,319)
09/20/17	U.S. Dollars	129,000	Japanese Yen	14,302,875	BOM	1,368
09/20/17	U.S. Dollars	92,340	Japanese Yen	10,285,844	BAR	554
09/20/17	U.S. Dollars	65,000	Japanese Yen	7,054,580	CITI	2,048
09/20/17	U.S. Dollars	194,000	Japanese Yen	21,692,110	CITI	430
09/20/17	U.S. Dollars	129,000	Japanese Yen	14,408,719	CITI	424
09/20/17	U.S. Dollars	65,000	Japanese Yen	7,233,135	MSCS	455
09/20/17	U.S. Dollars	39,000	Japanese Yen	4,374,965	RBS	(40)
09/20/17	U.S. Dollars	2,359,373	Japanese Yen	258,673,383	SS	51,099
09/20/17	U.S. Dollars	65,000	Japanese Yen	7,077,421	UBS	1,845
09/20/17	U.S. Dollars	65,000	Japanese Yen	7,259,297	UBS	222
09/20/17	U.S. Dollars	65,000	Japanese Yen	7,269,873	UBS	127
09/20/17	U.S. Dollars	64,283	New Zealand Dollars	89,000	BOM	(836)
09/20/17	U.S. Dollars	128,896	New Zealand Dollars	179,000	BOM	(2,073)
09/20/17	U.S. Dollars	28,527	New Zealand Dollars	39,122	BAR	(97)
09/20/17	U.S. Dollars	64,130	New Zealand Dollars	89,000	CITI	(989)
09/20/17	U.S. Dollars	36,166	New Zealand Dollars	50,047	DEUT	(452)
09/20/17	U.S. Dollars	64,519	New Zealand Dollars	89,000	DEUT	(599)
09/20/17	U.S. Dollars	64,505	New Zealand Dollars	89,000	DEUT	(613)
09/20/17	U.S. Dollars	64,470	New Zealand Dollars	89,000	DEUT	(649)
09/20/17	U.S. Dollars	128,933	New Zealand Dollars	178,000	DEUT	(1,305)
09/20/17	U.S. Dollars	193,823	New Zealand Dollars	269,000	DEUT	(2,997)
09/20/17	U.S. Dollars	34,738	New Zealand Dollars	47,760	JPM	(207)
09/20/17	U.S. Dollars	30,990	New Zealand Dollars	42,770	MSCS	(304)
09/20/17	U.S. Dollars	64,725	New Zealand Dollars	89,000	MSCS	(394)
09/20/17	U.S. Dollars	49,198	New Zealand Dollars	67,678	UBS	(320)
09/20/17	U.S. Dollars	64,318	New Zealand Dollars	89,000	UBS	(801)
09/20/17	U.S. Dollars	26,004	New Zealand Dollars	36,000	WEST	(336)
09/20/17	U.S. Dollars	64,359	New Zealand Dollars	89,000	WEST	(759)
09/20/17	U.S. Dollars	64,324	New Zealand Dollars	89,000	WEST	(795)
09/20/17	U.S. Dollars	25,880	Norwegian Kroner	219,006	SS	(395)
09/20/17	U.S. Dollars	25,984	Swedish Kronor	222,572	BAR	(561)
09/20/17	U.S. Dollars	28,559	Swedish Kronor	241,906	RBC	(292)
09/20/17	U.S. Dollars	259,000	Swiss Francs	247,397	CITI	(388)
10/03/17	U.S. Dollars	697,536	Brazilian Reals	2,338,000	DEUT	5,170
10/19/17	U.S. Dollars	1,259,177	Chinese Offshore Yuan	8,611,515	BAR	(592)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
12/04/17	Indian Rupees	9,281,163	U.S. Dollars	141,589	CS	$(484)
04/03/18	U.S. Dollars	6,441	Danish Kroner	42,000	BNP	(117)
04/03/18	U.S. Dollars	417,101	Danish Kroner	2,800,000	BNP	(20,092)
12/17/18	U.S. Dollars	8,859,257	Japanese Yen	970,000,000	BNP	(20,782)
12/17/18	Japanese Yen	970,000,000	U.S. Dollars	8,794,437	GSC	85,602

						$647,710

Global Bond Fund
07/20/17	Indonesian Rupiahs	26,810,100,000	U.S. Dollars	2,002,472	BAR	$4,398
07/20/17	Japanese Yen	1,469,325,000	U.S. Dollars	13,457,822	BAR	(382,246)
07/20/17	Indian Rupees	256,817,535	U.S. Dollars	3,942,850	JPM	21,464
07/20/17	Mexican Pesos	18,065,079	U.S. Dollars	951,294	BOA	40,629
07/20/17	Euro	9,261,959	U.S. Dollars	9,921,911	BOA	668,553
07/20/17	U.S. Dollars	7,665,497	Euro	7,000,000	BAR	(338,560)
07/20/17	Euro	5,620,000	U.S. Dollars	6,273,471	BAR	152,643
07/20/17	U.S. Dollars	5,252,581	British Pounds	4,193,751	BAR	(213,372)
07/20/17	U.S. Dollars	3,190,152	Brazilian Reals	10,249,000	BAR	110,677
07/20/17	Euro	3,190,000	U.S. Dollars	3,503,114	BAR	144,448
07/20/17	U.S. Dollars	1,018,104	Mexican Peso	18,300,000	BAR	13,282
07/20/17	British Pounds	400,000	U.S. Dollars	519,265	BAR	2,078
07/20/17	Euro	400,000	U.S. Dollars	456,699	BAR	676
07/20/17	U.S. Dollars	374,195	Australian Dollars	500,000	BAR	(9,992)
07/20/17	Euro	350,000	U.S. Dollars	389,921	BAR	10,281
07/20/17	U.S. Dollars	338,586	Euro	300,000	BAR	(4,445)
07/20/17	U.S. Dollars	227,837	Euro	200,000	BAR	(850)

						$219,664

Defensive Market Strategies Fund
09/29/17	Swiss Francs	5,342,182	U.S. Dollar	5,535,739	CS	$(68,837)
09/29/17	Euro	7,400,113	U.S. Dollar	8,312,842	UBS	(180,829)

						$(249,666)

International Equity Fund
09/20/17	Australian Dollars	24,627,000	U.S. Dollars	18,446,826	CITI	$461,538
09/20/17	Australian Dollars	8,327,000	U.S. Dollars	6,180,323	CITI	213,065
09/20/17	Australian Dollars	1,402,376	U.S. Dollars	1,042,832	CITI	33,899
09/20/17	Australian Dollars	2,086,706	U.S. Dollars	1,568,499	CITI	33,653
09/20/17	Australian Dollars	1,455,243	U.S. Dollars	1,087,409	CITI	29,912
09/20/17	Australian Dollars	1,862,386	U.S. Dollars	1,400,631	CITI	29,290
09/20/17	Australian Dollars	1,455,730	U.S. Dollars	1,089,982	CITI	27,713
09/20/17	Australian Dollars	1,134,828	U.S. Dollars	843,827	CITI	27,482
09/20/17	Australian Dollars	1,161,543	U.S. Dollars	865,655	CITI	26,166
09/20/17	Australian Dollars	2,374,000	U.S. Dollars	1,803,304	CITI	19,430
09/20/17	Australian Dollars	1,012,000	U.S. Dollars	758,687	CITI	18,316
09/20/17	Australian Dollars	1,101,000	U.S. Dollars	827,735	CITI	17,602
09/20/17	Australian Dollars	525,000	U.S. Dollars	391,857	CITI	11,233

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Australian Dollars	701,188	U.S. Dollars	527,909	CITI	$10,456
09/20/17	British Pounds	3,383,000	U.S. Dollars	4,321,991	CITI	95,578
09/20/17	British Pounds	14,402,144	U.S. Dollars	18,723,217	CITI	83,304
09/20/17	British Pounds	1,813,856	U.S. Dollars	2,337,532	CITI	31,026
09/20/17	British Pounds	425,000	U.S. Dollars	542,907	CITI	12,064
09/20/17	British Pounds	55,000	U.S. Dollars	70,229	CITI	1,591
09/20/17	British Pounds	35,000	U.S. Dollars	44,291	CITI	1,413
09/20/17	British Pounds	6,000	U.S. Dollars	7,626	CITI	208
09/20/17	Canadian Dollars	24,673,000	U.S. Dollars	18,694,640	CITI	356,487
09/20/17	Canadian Dollars	5,452,000	U.S. Dollars	4,054,723	CITI	155,011
09/20/17	Canadian Dollars	1,825,000	U.S. Dollars	1,377,447	CITI	31,718
09/20/17	Danish Kroner	5,030,000	U.S. Dollars	758,907	CITI	17,346
09/20/17	Danish Kroner	1,886,000	U.S. Dollars	287,428	CITI	3,628
09/20/17	Danish Kroner	267,000	U.S. Dollars	40,365	CITI	840
09/20/17	Danish Kroner	62,000	U.S. Dollars	9,321	CITI	248
09/20/17	Danish Kroner	78,000	U.S. Dollars	11,815	CITI	222
09/20/17	Danish Kroner	1,000	U.S. Dollars	150	CITI	4
09/20/17	Danish Kroner	1,000	U.S. Dollars	151	CITI	3
09/20/17	Danish Kroner	1,000	U.S. Dollars	151	CITI	3
09/20/17	Euro	6,674,176	U.S. Dollars	7,484,563	CITI	172,039
09/20/17	Euro	5,334,000	U.S. Dollars	5,983,727	CITI	135,428
09/20/17	Euro	6,674,176	U.S. Dollars	7,528,054	CITI	128,548
09/20/17	Euro	4,449,451	U.S. Dollars	5,004,606	CITI	99,796
09/20/17	Euro	3,509,000	U.S. Dollars	3,926,898	CITI	98,620
09/20/17	Euro	5,408,472	U.S. Dollars	6,111,323	CITI	93,265
09/20/17	Euro	4,449,451	U.S. Dollars	5,017,685	CITI	86,717
09/20/17	Euro	4,449,450	U.S. Dollars	5,018,097	CITI	86,303
09/20/17	Euro	4,320,132	U.S. Dollars	4,881,213	CITI	74,834
09/20/17	Euro	2,091,242	U.S. Dollars	2,354,446	CITI	44,622
09/20/17	Euro	2,224,725	U.S. Dollars	2,516,035	CITI	36,165
09/20/17	Euro	2,224,725	U.S. Dollars	2,520,467	CITI	31,733
09/20/17	Euro	96,000	U.S. Dollars	107,629	CITI	2,502
09/20/17	Euro	27,000	U.S. Dollars	30,182	CITI	793
09/20/17	Euro	5,000	U.S. Dollars	5,725	CITI	11
09/20/17	Hong Kong Dollar	151,000	U.S. Dollars	19,434	CITI	(50)
09/20/17	Hong Kong Dollar	928,000	U.S. Dollars	119,289	CITI	(156)
09/20/17	Hong Kong Dollar	7,451,000	U.S. Dollars	957,430	CITI	(901)
09/20/17	Israeli Shekel	2,536,241	U.S. Dollars	711,590	CITI	17,890
09/20/17	Israeli Shekel	2,047,208	U.S. Dollars	577,709	CITI	11,114
09/20/17	Israeli Shekel	2,100,551	U.S. Dollars	594,924	CITI	9,241
09/20/17	Israeli Shekel	174,000	U.S. Dollars	49,305	CITI	741
09/20/17	Israeli Shekel	146,000	U.S. Dollars	41,497	CITI	496
09/20/17	Israeli Shekel	51,000	U.S. Dollars	14,545	CITI	123
09/20/17	Japanese Yen	229,360,000	U.S. Dollars	2,082,968	CITI	(36,273)
09/20/17	Japanese Yen	440,971,000	U.S. Dollars	3,989,082	CITI	(54,074)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Japanese Yen	784,431,000	U.S. Dollars	7,075,355	CITI	$(75,480)
09/20/17	Japanese Yen	1,432,078,610	U.S. Dollars	12,875,304	CITI	(96,140)
09/20/17	Japanese Yen	1,439,556,007	U.S. Dollars	12,957,325	CITI	(111,437)
09/20/17	Japanese Yen	1,081,364,877	U.S. Dollars	9,876,102	CITI	(226,535)
09/20/17	Japanese Yen	1,316,381,600	U.S. Dollars	12,066,424	CITI	(319,684)
09/20/17	Japanese Yen	2,311,918,906	U.S. Dollars	20,960,749	CITI	(330,324)
09/20/17	New Zealand Dollar	4,528,000	U.S. Dollars	3,283,799	CITI	29,211
09/20/17	New Zealand Dollar	2,463,000	U.S. Dollars	1,775,628	CITI	26,480
09/20/17	New Zealand Dollar	1,492,000	U.S. Dollars	1,074,960	CITI	16,694
09/20/17	New Zealand Dollar	903,000	U.S. Dollars	647,909	CITI	12,790
09/20/17	Norwegian Krone	3,039,000	U.S. Dollars	358,066	CITI	6,535
09/20/17	Norwegian Krone	4,136,902	U.S. Dollars	491,279	CITI	5,042
09/20/17	Norwegian Krone	3,606,530	U.S. Dollars	427,716	CITI	4,974
09/20/17	Norwegian Krone	3,606,530	U.S. Dollars	427,758	CITI	4,932
09/20/17	Norwegian Krone	2,257,000	U.S. Dollars	266,690	CITI	4,092
09/20/17	Norwegian Krone	1,803,265	U.S. Dollars	213,222	CITI	3,123
09/20/17	Norwegian Krone	3,284,582	U.S. Dollars	392,356	CITI	1,709
09/20/17	Norwegian Krone	1,697,191	U.S. Dollars	203,055	CITI	564
09/20/17	Norwegian Krone	2,000	U.S. Dollars	234	CITI	6
09/20/17	Singapore Dollar	220,276	U.S. Dollars	158,652	CITI	1,555
09/20/17	Singapore Dollar	280,000	U.S. Dollars	202,353	CITI	1,291
09/20/17	Singapore Dollar	256,751	U.S. Dollars	185,481	CITI	1,254
09/20/17	Singapore Dollar	250,892	U.S. Dollars	181,504	CITI	970
09/20/17	Singapore Dollar	252,593	U.S. Dollars	182,757	CITI	954
09/20/17	Singapore Dollar	254,085	U.S. Dollars	183,876	CITI	920
09/20/17	Singapore Dollar	250,845	U.S. Dollars	181,726	CITI	714
09/20/17	Singapore Dollar	167,592	U.S. Dollars	121,188	CITI	701
09/20/17	Singapore Dollar	167,005	U.S. Dollars	120,892	CITI	571
09/20/17	Singapore Dollar	134,000	U.S. Dollars	96,906	CITI	553
09/20/17	Singapore Dollar	80,000	U.S. Dollars	57,735	CITI	449
09/20/17	Singapore Dollar	167,065	U.S. Dollars	121,077	CITI	429
09/20/17	Singapore Dollar	102,000	U.S. Dollars	73,843	CITI	342
09/20/17	Singapore Dollar	166,896	U.S. Dollars	121,091	CITI	293
09/20/17	Singapore Dollar	20,000	U.S. Dollars	14,443	CITI	103
09/20/17	Singapore Dollar	29,000	U.S. Dollars	21,037	CITI	55
09/20/17	Swedish Krona	15,190,000	U.S. Dollars	1,749,188	CITI	62,432
09/20/17	Swedish Krona	245,000	U.S. Dollars	28,008	CITI	1,212
09/20/17	Swiss Franc	2,507,000	U.S. Dollars	2,588,502	CITI	40,017
09/20/17	Swiss Franc	571,000	U.S. Dollars	592,249	CITI	6,429
09/20/17	Swiss Franc	3,000	U.S. Dollars	3,092	CITI	53
09/20/17	U.S. Dollars	20,421,519	Japanese Yen	2,267,211,000	CITI	190,045
09/20/17	U.S. Dollars	1,289,359	Japanese Yen	142,082,000	CITI	21,489
09/20/17	U.S. Dollars	1,733,008	Japanese Yen	192,763,000	CITI	12,886
09/20/17	U.S. Dollars	234,836	Japanese Yen	25,573,000	CITI	6,635
09/20/17	U.S. Dollars	855,089	Hong Kong Dollar	6,654,000	CITI	876

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	U.S. Dollars	82,627	Japanese Yen	9,200,000	CITI	$530
09/20/17	U.S. Dollars	28,995	Danish Krone	191,000	CITI	(481)
09/20/17	U.S. Dollars	11,260	Euro	10,000	CITI	(212)
09/20/17	U.S. Dollars	102,230	Hong Kong Dollar	794,000	CITI	300
09/20/17	U.S. Dollars	99,423	Hong Kong Dollar	773,000	CITI	188
09/20/17	U.S. Dollars	69,406	Hong Kong Dollar	540,000	CITI	83
09/20/17	U.S. Dollars	62,066	Hong Kong Dollar	483,000	CITI	60
09/20/17	U.S. Dollars	26,185	Hong Kong Dollar	203,536	CITI	55
09/20/17	U.S. Dollars	12,773	Hong Kong Dollar	99,239	CITI	33
09/20/17	U.S. Dollars	15,306	Hong Kong Dollar	118,991	CITI	30
09/20/17	U.S. Dollars	9,577	Hong Kong Dollar	74,386	CITI	27
09/20/17	U.S. Dollars	12,752	Hong Kong Dollar	99,131	CITI	26
09/20/17	U.S. Dollars	22,104	Hong Kong Dollar	172,000	CITI	23
09/20/17	U.S. Dollars	9,990	Hong Kong Dollar	77,717	CITI	13
09/20/17	U.S. Dollars	3,217	Hong Kong Dollar	25,000	CITI	8
09/20/17	U.S. Dollars	3,637	Israeli Shekel	13,000	CITI	(102)
09/20/17	U.S. Dollars	11,876	Israeli Shekel	42,000	CITI	(204)
09/20/17	U.S. Dollars	9,693	Norwegian Krone	82,000	CITI	(144)
09/20/17	U.S. Dollars	17,376	Singapore Dollar	24,000	CITI	(79)
09/20/17	U.S. Dollars	32,419	Singapore Dollar	45,000	CITI	(309)
09/20/17	U.S. Dollars	86,843	Singapore Dollar	120,000	CITI	(433)
09/20/17	U.S. Dollars	12,793	Swedish Krona	111,000	CITI	(446)
09/20/17	U.S. Dollars	52,250	Swiss Franc	50,000	CITI	(173)
09/20/17	U.S. Dollars	24,917	Swiss Franc	24,000	CITI	(246)
09/20/17	U.S. Dollars	79,805	Danish Krone	525,000	CITI	(1,215)
09/20/17	U.S. Dollars	56,789	Israeli Shekel	202,000	CITI	(1,311)
09/20/17	U.S. Dollars	28,972	Swedish Krona	252,000	CITI	(1,082)
09/20/17	U.S. Dollars	104,569	Swiss Franc	101,000	CITI	(1,327)
09/20/17	U.S. Dollars	146,123	Danish Krone	958,000	CITI	(1,720)
09/20/17	U.S. Dollars	152,887	Israeli Shekel	541,000	CITI	(2,717)
09/20/17	U.S. Dollars	144,001	Danish Krone	957,000	CITI	(3,687)
09/20/17	U.S. Dollars	217,409	Danish Krone	1,435,000	CITI	(4,047)
09/20/17	U.S. Dollars	380,082	Singapore Dollar	528,000	CITI	(3,932)
09/20/17	U.S. Dollars	1,341,782	Swiss Franc	1,284,000	CITI	(4,456)
09/20/17	U.S. Dollars	415,249	Danish Krone	2,754,000	CITI	(9,761)
09/20/17	U.S. Dollars	771,906	Australian Dollar	1,025,000	CITI	(15,079)
09/20/17	U.S. Dollars	1,273,013	Swiss Franc	1,229,506	CITI	(16,089)
09/20/17	U.S. Dollars	1,043,260	Euro	924,000	CITI	(16,751)
09/20/17	U.S. Dollars	2,131,977	Swiss Franc	2,049,177	CITI	(16,527)
09/20/17	U.S. Dollars	1,271,488	Swiss Franc	1,229,506	CITI	(17,614)
09/20/17	U.S. Dollars	803,096	Danish Krone	5,332,000	CITI	(19,763)
09/20/17	U.S. Dollars	1,290,670	Swiss Franc	1,250,412	CITI	(20,352)
09/20/17	U.S. Dollars	5,343,232	Swiss Franc	5,122,943	CITI	(28,029)
09/20/17	U.S. Dollars	4,532,011	Swiss Franc	4,354,917	CITI	(33,996)
09/20/17	U.S. Dollars	5,336,807	Swiss Franc	5,122,943	CITI	(34,454)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	U.S. Dollars	3,401,570	Swiss Franc	3,278,684	CITI	$(36,037)
09/20/17	U.S. Dollars	1,232,853	Swedish Krona	10,644,805	CITI	(36,689)
09/20/17	U.S. Dollars	4,688,036	Swiss Franc	4,508,190	CITI	(38,673)
09/20/17	U.S. Dollars	3,395,917	Swiss Franc	3,278,684	CITI	(41,690)
09/20/17	U.S. Dollars	3,680,665	British Pound	2,852,000	CITI	(43,516)
09/20/17	U.S. Dollars	1,541,291	Swedish Krona	13,295,509	CITI	(44,385)
09/20/17	U.S. Dollars	1,312,170	Canadian Dollar	1,760,545	CITI	(47,226)
09/20/17	U.S. Dollars	1,538,711	Swedish Krona	13,295,509	CITI	(46,965)
09/20/17	U.S. Dollars	1,312,601	Canadian Dollar	1,763,814	CITI	(49,319)
09/20/17	U.S. Dollars	1,308,533	Canadian Dollar	1,758,584	CITI	(49,348)
09/20/17	U.S. Dollars	1,420,216	Canadian Dollar	1,904,566	CITI	(50,385)
09/20/17	U.S. Dollars	1,312,301	Canadian Dollar	1,766,298	CITI	(51,537)
09/20/17	U.S. Dollars	1,887,341	British Pound	1,486,000	CITI	(53,099)
09/20/17	U.S. Dollars	1,310,791	Canadian Dollar	1,766,036	CITI	(52,844)
09/20/17	U.S. Dollars	2,574,050	Euro	2,290,000	CITI	(53,033)
09/20/17	U.S. Dollars	2,955,257	Swiss Franc	2,868,848	CITI	(52,649)
09/20/17	U.S. Dollars	4,672,288	Swiss Franc	4,508,190	CITI	(54,422)
09/20/17	U.S. Dollars	1,525,583	Swedish Krona	13,295,509	CITI	(60,092)
09/20/17	U.S. Dollars	1,746,280	Canadian Dollar	2,347,568	CITI	(66,382)
09/20/17	U.S. Dollars	2,231,401	Swedish Krona	19,278,488	CITI	(67,829)
09/20/17	U.S. Dollars	3,325,832	Swedish Krona	28,647,567	CITI	(90,792)
09/20/17	U.S. Dollars	2,736,017	Swedish Krona	23,710,500	CITI	(91,793)
09/20/17	U.S. Dollars	2,865,421	Swedish Krona	24,818,283	CITI	(94,507)
09/20/17	U.S. Dollars	2,560,746	Canadian Dollar	3,452,589	CITI	(105,153)
09/20/17	U.S. Dollars	6,752,400	Norwegian Kroner	57,207,000	CITI	(110,960)
09/20/17	U.S. Dollars	4,855,543	Euro	4,332,000	CITI	(114,119)
09/20/17	U.S. Dollars	3,578,667	Swedish Krona	31,022,854	CITI	(121,243)
09/20/17	U.S. Dollars	4,458,178	Swedish Krona	38,556,976	CITI	(140,282)
09/20/17	U.S. Dollars	21,630,221	British Pound	16,737,000	CITI	(225,188)
09/20/17	U.S. Dollars	15,189,364	New Zealand Dollar	21,724,000	CITI	(705,479)

						$(951,242)

Emerging Markets Equity Fund
09/20/17	Chilean Peso	10,000,000	U.S. Dollars	15,088	CITI	$(60)
09/20/17	Chilean Peso	11,252,000	U.S. Dollars	16,984	CITI	(75)
09/20/17	Chilean Peso	110,000,000	U.S. Dollars	165,688	CITI	(387)
09/20/17	Chinese Offshore Yuan	4,374,000	U.S. Dollars	629,044	CITI	12,104
09/20/17	Chinese Offshore Yuan	5,650,000	U.S. Dollars	819,965	CITI	8,220
09/20/17	Chinese Offshore Yuan	999,000	U.S. Dollars	145,414	CITI	1,021
09/20/17	Chinese Offshore Yuan	146,000	U.S. Dollars	21,251	CITI	150
09/20/17	Chinese Offshore Yuan	237,000	U.S. Dollars	34,702	CITI	37
09/20/17	Colombian Peso	349,275,746	U.S. Dollars	117,614	CITI	(4,248)
09/20/17	Colombian Peso	312,917,436	U.S. Dollars	105,904	CITI	(4,339)
09/20/17	Colombian Peso	349,711,479	U.S. Dollars	118,999	CITI	(5,492)
09/20/17	Colombian Peso	518,095,339	U.S. Dollars	174,856	CITI	(6,696)
09/20/17	Czech Koruna	24,443,917	U.S. Dollars	1,047,453	CITI	27,257

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Czech Koruna	15,277,448	U.S. Dollars	652,690	CITI	$19,004
09/20/17	Czech Koruna	12,221,958	U.S. Dollars	518,761	CITI	18,594
09/20/17	Czech Koruna	12,731,207	U.S. Dollars	544,158	CITI	15,587
09/20/17	Czech Koruna	12,221,959	U.S. Dollars	522,475	CITI	14,880
09/20/17	Czech Koruna	10,627,794	U.S. Dollars	452,923	CITI	14,343
09/20/17	Czech Koruna	8,800,000	U.S. Dollars	375,636	CITI	11,268
09/20/17	Czech Koruna	10,600,000	U.S. Dollars	455,109	CITI	10,934
09/20/17	Czech Koruna	8,500,000	U.S. Dollars	362,814	CITI	10,900
09/20/17	Czech Koruna	9,675,717	U.S. Dollars	415,233	CITI	10,173
09/20/17	Czech Koruna	6,600,000	U.S. Dollars	280,816	CITI	9,362
09/20/17	Czech Koruna	6,700,000	U.S. Dollars	286,412	CITI	8,163
09/20/17	Czech Koruna	6,300,000	U.S. Dollars	269,467	CITI	7,521
09/20/17	Czech Koruna	5,900,000	U.S. Dollars	253,817	CITI	5,585
09/20/17	Czech Koruna	5,900,000	U.S. Dollars	254,326	CITI	5,075
09/20/17	Czech Koruna	5,200,000	U.S. Dollars	223,897	CITI	4,728
09/20/17	Czech Koruna	4,300,000	U.S. Dollars	184,383	CITI	4,672
09/20/17	Czech Koruna	4,800,000	U.S. Dollars	206,837	CITI	4,201
09/20/17	Czech Koruna	4,200,000	U.S. Dollars	181,165	CITI	3,494
09/20/17	Czech Koruna	4,300,000	U.S. Dollars	185,609	CITI	3,447
09/20/17	Czech Koruna	2,800,000	U.S. Dollars	119,952	CITI	3,154
09/20/17	Hong Kong Dollars	100,000	U.S. Dollars	12,836	CITI	(27)
09/20/17	Hong Kong Dollars	100,000	U.S. Dollars	12,847	CITI	(9)
09/20/17	Hong Kong Dollars	300,000	U.S. Dollars	38,524	CITI	(11)
09/20/17	Hong Kong Dollars	100,000	U.S. Dollars	12,853	CITI	(15)
09/20/17	Hong Kong Dollars	300,000	U.S. Dollars	38,531	CITI	(18)
09/20/17	Hong Kong Dollars	200,000	U.S. Dollars	25,701	CITI	(26)
09/20/17	Hong Kong Dollars	200,000	U.S. Dollars	25,702	CITI	(27)
09/20/17	Hong Kong Dollars	200,000	U.S. Dollars	25,702	CITI	(27)
09/20/17	Hong Kong Dollars	400,000	U.S. Dollars	51,400	CITI	(50)
09/20/17	Hong Kong Dollars	400,000	U.S. Dollars	51,417	CITI	(67)
09/20/17	Hong Kong Dollars	500,000	U.S. Dollars	64,265	CITI	(78)
09/20/17	Hong Kong Dollars	684,000	U.S. Dollars	87,900	CITI	(91)
09/20/17	Hong Kong Dollars	1,078,000	U.S. Dollars	138,500	CITI	(110)
09/20/17	Hong Kong Dollars	400,000	U.S. Dollars	51,464	CITI	(114)
09/20/17	Hong Kong Dollars	1,600,000	U.S. Dollars	205,540	CITI	(139)
09/20/17	Hong Kong Dollars	500,000	U.S. Dollars	64,330	CITI	(142)
09/20/17	Hong Kong Dollars	500,000	U.S. Dollars	64,336	CITI	(148)
09/20/17	Hong Kong Dollars	1,200,000	U.S. Dollars	154,243	CITI	(192)
09/20/17	Hong Kong Dollars	900,000	U.S. Dollars	115,821	CITI	(283)
09/20/17	Hong Kong Dollars	2,200,000	U.S. Dollars	282,740	CITI	(313)
09/20/17	Hong Kong Dollars	900,000	U.S. Dollars	115,922	CITI	(383)
09/20/17	Hong Kong Dollars	1,463,000	U.S. Dollars	188,238	CITI	(424)
09/20/17	Hong Kong Dollars	1,655,000	U.S. Dollars	212,983	CITI	(521)
09/20/17	Hong Kong Dollars	10,185,261	U.S. Dollars	1,309,299	CITI	(1,757)
09/20/17	Hong Kong Dollars	43,263,000	U.S. Dollars	5,555,796	CITI	(1,871)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Hong Kong Dollars	5,100,000	U.S. Dollars	656,648	CITI	$(1,931)
09/20/17	Hong Kong Dollars	13,098,000	U.S. Dollars	1,683,413	CITI	(1,946)
09/20/17	Hong Kong Dollars	12,991,760	U.S. Dollars	1,671,305	CITI	(3,477)
09/20/17	Hong Kong Dollars	9,748,813	U.S. Dollars	1,255,098	CITI	(3,586)
09/20/17	Hong Kong Dollars	15,594,561	U.S. Dollars	2,005,971	CITI	(4,006)
09/20/17	Hong Kong Dollars	13,005,912	U.S. Dollars	1,674,041	CITI	(4,396)
09/20/17	Hong Kong Dollars	26,674,693	U.S. Dollars	3,431,680	CITI	(7,293)
09/20/17	Hungarian Forint	184,505,403	U.S. Dollars	676,379	CITI	8,339
09/20/17	Hungarian Forint	137,000,000	U.S. Dollars	500,166	CITI	8,255
09/20/17	Hungarian Forint	97,000,000	U.S. Dollars	354,923	CITI	5,054
09/20/17	Hungarian Forint	98,150,597	U.S. Dollars	359,725	CITI	4,522
09/20/17	Hungarian Forint	80,000,000	U.S. Dollars	292,442	CITI	4,446
09/20/17	Hungarian Forint	43,000,000	U.S. Dollars	157,141	CITI	2,436
09/20/17	Hungarian Forint	34,000,000	U.S. Dollars	124,609	CITI	1,568
09/20/17	Hungarian Forint	22,000,000	U.S. Dollars	80,224	CITI	1,420
09/20/17	Hungarian Forint	27,000,000	U.S. Dollars	98,795	CITI	1,404
09/20/17	Hungarian Forint	20,000,000	U.S. Dollars	73,321	CITI	901
09/20/17	Hungarian Forint	15,000,000	U.S. Dollars	54,930	CITI	736
09/20/17	Hungarian Forint	12,000,000	U.S. Dollars	44,067	CITI	466
09/20/17	Hungarian Forint	4,000,000	U.S. Dollars	14,516	CITI	328
09/20/17	Hungarian Forint	21,000,000	U.S. Dollars	77,762	CITI	171
09/20/17	Hungarian Forint	2,000,000	U.S. Dollars	7,339	CITI	83
09/20/17	Hungarian Forint	1,000,000	U.S. Dollars	3,663	CITI	48
09/20/17	Indian Rupee	25,048,469	U.S. Dollars	380,909	CITI	3,100
09/20/17	Indian Rupee	59,813,770	U.S. Dollars	914,468	CITI	2,515
09/20/17	Indian Rupee	33,543,749	U.S. Dollars	512,943	CITI	1,304
09/20/17	Indian Rupee	30,035,137	U.S. Dollars	459,550	CITI	908
09/20/17	Indian Rupee	39,667,454	U.S. Dollars	607,346	CITI	781
09/20/17	Indian Rupee	20,782,895	U.S. Dollars	318,860	CITI	(245)
09/20/17	Indian Rupee	11,039,000	U.S. Dollars	169,597	CITI	(362)
09/20/17	Indian Rupee	65,799,000	U.S. Dollars	1,009,501	CITI	(760)
09/20/17	Indian Rupee	19,853,964	U.S. Dollars	305,259	CITI	(885)
09/20/17	Indian Rupee	39,766,597	U.S. Dollars	610,666	CITI	(1,019)
09/20/17	Indian Rupee	29,862,282	U.S. Dollars	459,227	CITI	(1,419)
09/20/17	Indian Rupee	64,828,213	U.S. Dollars	995,977	CITI	(2,120)
09/20/17	Indian Rupee	54,690,740	U.S. Dollars	841,443	CITI	(2,999)
09/20/17	Indian Rupee	39,633,121	U.S. Dollars	611,082	CITI	(3,481)
09/20/17	Indian Rupee	89,800,609	U.S. Dollars	1,380,858	CITI	(4,157)
09/20/17	Indonesian Rupiah	2,505,556,230	U.S. Dollars	185,900	CITI	388
09/20/17	Indonesian Rupiah	2,410,217,291	U.S. Dollars	179,332	CITI	(133)
09/20/17	Indonesian Rupiah	4,867,932,203	U.S. Dollars	362,064	CITI	(134)
09/20/17	Indonesian Rupiah	1,880,676,064	U.S. Dollars	140,308	CITI	(479)
09/20/17	Indonesian Rupiah	1,963,632,000	U.S. Dollars	146,650	CITI	(654)
09/20/17	Korean Won	740,000,000	U.S. Dollars	662,138	CITI	(15,191)
09/20/17	Korean Won	950,000,000	U.S. Dollars	851,760	CITI	(21,219)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Korean Won	1,990,000,000	U.S. Dollars	1,769,307	CITI	$(29,543)
09/20/17	Mexican Peso	29,100,000	U.S. Dollars	1,538,101	CITI	44,394
09/20/17	Mexican Peso	18,049,958	U.S. Dollars	947,645	CITI	33,935
09/20/17	Mexican Peso	14,459,846	U.S. Dollars	762,996	CITI	23,349
09/20/17	Mexican Peso	18,859,661	U.S. Dollars	1,006,613	CITI	18,999
09/20/17	Mexican Peso	8,230,170	U.S. Dollars	433,705	CITI	13,862
09/20/17	Mexican Peso	8,980,888	U.S. Dollars	475,470	CITI	12,922
09/20/17	Mexican Peso	17,766,557	U.S. Dollars	956,597	CITI	9,571
09/20/17	Mexican Peso	7,121,126	U.S. Dollars	378,322	CITI	8,934
09/20/17	Mexican Peso	8,998,002	U.S. Dollars	480,998	CITI	8,324
09/20/17	Mexican Peso	5,600,000	U.S. Dollars	297,510	CITI	7,025
09/20/17	Mexican Peso	19,194,279	U.S. Dollars	1,038,331	CITI	5,479
09/20/17	Mexican Peso	2,400,000	U.S. Dollars	125,837	CITI	4,678
09/20/17	Mexican Peso	8,797,513	U.S. Dollars	475,376	CITI	3,044
09/20/17	Mexican Peso	22,800,000	U.S. Dollars	1,237,299	CITI	2,594
09/20/17	Mexican Peso	2,300,000	U.S. Dollars	122,834	CITI	2,243
09/20/17	Mexican Peso	6,800,000	U.S. Dollars	367,979	CITI	1,814
09/20/17	Mexican Peso	6,400,000	U.S. Dollars	346,969	CITI	1,071
09/20/17	Mexican Peso	10,700,000	U.S. Dollars	580,971	CITI	908
09/20/17	Mexican Peso	1,200,000	U.S. Dollars	64,820	CITI	438
09/20/17	Mexican Peso	4,000,000	U.S. Dollars	217,457	CITI	68
09/20/17	Mexican Peso	2,000	U.S. Dollars	106	CITI	2
09/20/17	Mexican Peso	1,100,000	U.S. Dollars	60,422	CITI	(602)
09/20/17	Mexican Peso	6,300,000	U.S. Dollars	343,475	CITI	(873)
09/20/17	Mexican Peso	10,500,000	U.S. Dollars	574,726	CITI	(3,722)
09/20/17	Mexican Peso	6,600,000	U.S. Dollars	363,610	CITI	(4,693)
09/20/17	Mexican Peso	9,300,000	U.S. Dollars	512,907	CITI	(7,161)
09/20/17	Peruvian Nuevo Sol	219,874	U.S. Dollars	66,598	CITI	563
09/20/17	Peruvian Nuevo Sol	70,000	U.S. Dollars	21,135	CITI	246
09/20/17	Peruvian Nuevo Sol	10,000	U.S. Dollars	3,025	CITI	30
09/20/17	Peruvian Nuevo Sol	10,000	U.S. Dollars	3,030	CITI	24
09/20/17	Peruvian Nuevo Sol	10,000	U.S. Dollars	3,030	CITI	24
09/20/17	Peruvian Nuevo Sol	10,000	U.S. Dollars	3,033	CITI	21
09/20/17	Peruvian Nuevo Sol	10,000	U.S. Dollars	3,035	CITI	20
09/20/17	Peruvian Nuevo Sol	10,000	U.S. Dollars	3,035	CITI	20
09/20/17	Philippine Peso	7,000,000	U.S. Dollars	139,387	CITI	(1,668)
09/20/17	Philippine Peso	12,000,000	U.S. Dollars	238,807	CITI	(2,716)
09/20/17	Philippine Peso	15,000,000	U.S. Dollars	299,462	CITI	(4,349)
09/20/17	Philippine Peso	52,627,000	U.S. Dollars	1,045,747	CITI	(10,352)
09/20/17	Polish Zloty	1,432,338	U.S. Dollars	381,899	CITI	4,490
09/20/17	Polish Zloty	1,372,357	U.S. Dollars	365,874	CITI	4,334
09/20/17	Polish Zloty	1,532,852	U.S. Dollars	409,671	CITI	3,833
09/20/17	Polish Zloty	942,328	U.S. Dollars	251,775	CITI	2,428
09/20/17	Polish Zloty	1,419,773	U.S. Dollars	380,771	CITI	2,228
09/20/17	Polish Zloty	1,432,338	U.S. Dollars	384,390	CITI	1,999

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Polish Zloty	210,000	U.S. Dollars	55,091	CITI	$1,559
09/20/17	Polish Zloty	716,169	U.S. Dollars	191,760	CITI	1,434
09/20/17	Polish Zloty	1,394,645	U.S. Dollars	374,963	CITI	1,258
09/20/17	Polish Zloty	753,862	U.S. Dollars	202,255	CITI	1,108
09/20/17	Polish Zloty	716,169	U.S. Dollars	192,109	CITI	1,085
09/20/17	Polish Zloty	716,169	U.S. Dollars	192,404	CITI	790
09/20/17	Polish Zloty	160,000	U.S. Dollars	42,372	CITI	789
09/20/17	Polish Zloty	116,000	U.S. Dollars	30,705	CITI	587
09/20/17	Polish Zloty	10,000	U.S. Dollars	2,629	CITI	69
09/20/17	Polish Zloty	1,000	U.S. Dollars	262	CITI	7
09/20/17	Russian Ruble	257,000	U.S. Dollars	4,226	CITI	57
09/20/17	Russian Ruble	89,000	U.S. Dollars	1,527	CITI	(44)
09/20/17	Russian Ruble	738,000	U.S. Dollars	12,408	CITI	(109)
09/20/17	Russian Ruble	1,000,000	U.S. Dollars	17,286	CITI	(621)
09/20/17	Russian Ruble	7,000,000	U.S. Dollars	121,846	CITI	(5,190)
09/20/17	Russian Ruble	10,000,000	U.S. Dollars	171,940	CITI	(5,290)
09/20/17	Russian Ruble	13,000,000	U.S. Dollars	224,487	CITI	(7,842)
09/20/17	Russian Ruble	14,000,000	U.S. Dollars	241,307	CITI	(7,997)
09/20/17	Russian Ruble	16,000,000	U.S. Dollars	276,196	CITI	(9,556)
09/20/17	Russian Ruble	18,000,000	U.S. Dollars	309,943	CITI	(9,972)
09/20/17	Russian Ruble	131,659,000	U.S. Dollars	2,291,623	CITI	(97,522)
09/20/17	Singapore Dollars	1,810,000	U.S. Dollars	1,303,246	CITI	13,167
09/20/17	Singapore Dollars	1,570,000	U.S. Dollars	1,137,504	CITI	4,357
09/20/17	Singapore Dollars	260,000	U.S. Dollars	188,078	CITI	1,020
09/20/17	Singapore Dollars	160,000	U.S. Dollars	115,687	CITI	681
09/20/17	Singapore Dollars	120,000	U.S. Dollars	86,603	CITI	673
09/20/17	Singapore Dollars	170,000	U.S. Dollars	123,318	CITI	323
09/20/17	South African Rand	7,400,000	U.S. Dollars	552,860	CITI	4,910
09/20/17	South African Rand	5,691,636	U.S. Dollars	426,453	CITI	2,550
09/20/17	South African Rand	3,130,400	U.S. Dollars	234,500	CITI	1,452
09/20/17	South African Rand	5,800,000	U.S. Dollars	436,831	CITI	340
09/20/17	South African Rand	2,086,933	U.S. Dollars	157,175	CITI	126
09/20/17	South African Rand	500,000	U.S. Dollars	38,040	CITI	(353)
09/20/17	South African Rand	1,696,120	U.S. Dollars	128,537	CITI	(693)
09/20/17	South African Rand	1,624,852	U.S. Dollars	123,257	CITI	(785)
09/20/17	South African Rand	800,000	U.S. Dollars	61,607	CITI	(1,308)
09/20/17	South African Rand	1,897,212	U.S. Dollars	144,511	CITI	(1,511)
09/20/17	South African Rand	1,300,000	U.S. Dollars	99,847	CITI	(1,860)
09/20/17	South African Rand	3,794,424	U.S. Dollars	288,241	CITI	(2,239)
09/20/17	South African Rand	4,000,000	U.S. Dollars	305,207	CITI	(3,710)
09/20/17	South African Rand	5,100,000	U.S. Dollars	388,819	CITI	(4,410)
09/20/17	South African Rand	3,794,423	U.S. Dollars	293,039	CITI	(7,037)
09/20/17	South African Rand	6,300,000	U.S. Dollars	483,150	CITI	(8,292)
09/20/17	Taiwan Dollars	426,000	U.S. Dollars	14,059	CITI	(43)
09/20/17	Taiwan Dollars	3,200,000	U.S. Dollars	106,720	CITI	(1,435)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Taiwan Dollars	4,900,000	U.S. Dollars	163,716	CITI	$(2,498)
09/20/17	Taiwan Dollars	6,000,000	U.S. Dollars	200,469	CITI	(3,059)
09/20/17	Taiwan Dollars	9,181,678	U.S. Dollars	305,497	CITI	(3,405)
09/20/17	Taiwan Dollars	10,533,693	U.S. Dollars	351,183	CITI	(4,608)
09/20/17	Taiwan Dollars	12,900,000	U.S. Dollars	429,172	CITI	(4,741)
09/20/17	Taiwan Dollars	9,911,139	U.S. Dollars	331,660	CITI	(5,568)
09/20/17	Taiwan Dollars	13,229,324	U.S. Dollars	440,979	CITI	(5,713)
09/20/17	Taiwan Dollars	14,345,169	U.S. Dollars	477,856	CITI	(5,877)
09/20/17	Taiwan Dollars	13,875,344	U.S. Dollars	462,714	CITI	(6,193)
09/20/17	Taiwan Dollars	13,874,423	U.S. Dollars	463,332	CITI	(6,841)
09/20/17	Taiwan Dollars	70,475,230	U.S. Dollars	2,346,792	CITI	(28,044)
09/20/17	Thai Baht	4,100,000	U.S. Dollars	119,210	CITI	1,490
09/20/17	Thai Baht	1,085,000	U.S. Dollars	31,431	CITI	510
09/20/17	Thai Baht	800,000	U.S. Dollars	23,291	CITI	261
09/20/17	Thai Baht	1,400,000	U.S. Dollars	41,131	CITI	84
09/20/17	Thai Baht	700,000	U.S. Dollars	20,555	CITI	52
09/20/17	Thai Baht	800,000	U.S. Dollars	23,503	CITI	48
09/20/17	Thai Baht	300,000	U.S. Dollars	8,787	CITI	45
09/20/17	Thai Baht	600,000	U.S. Dollars	17,636	CITI	28
09/20/17	Thai Baht	700,000	U.S. Dollars	20,580	CITI	28
09/20/17	Thai Baht	700,000	U.S. Dollars	20,598	CITI	9
09/20/17	Thai Baht	200,000	U.S. Dollars	5,880	CITI	8
09/20/17	Thai Baht	200,000	U.S. Dollars	5,882	CITI	6
09/20/17	Thai Baht	600,000	U.S. Dollars	17,667	CITI	(3)
09/20/17	Thai Baht	200,000	U.S. Dollars	5,893	CITI	(5)
09/20/17	Thai Baht	100,000	U.S. Dollars	2,956	CITI	(12)
09/20/17	Thai Baht	700,000	U.S. Dollars	20,631	CITI	(23)
09/20/17	Thai Baht	1,000,000	U.S. Dollars	29,479	CITI	(40)
09/20/17	Turkish Lira	2,467,369	U.S. Dollars	669,405	CITI	15,502
09/20/17	Turkish Lira	2,446,099	U.S. Dollars	663,919	CITI	15,084
09/20/17	Turkish Lira	2,288,365	U.S. Dollars	620,972	CITI	14,246
09/20/17	Turkish Lira	2,297,206	U.S. Dollars	630,237	CITI	7,435
09/20/17	Turkish Lira	2,297,206	U.S. Dollars	630,436	CITI	7,236
09/20/17	Turkish Lira	3,470,000	U.S. Dollars	956,427	CITI	6,796
09/20/17	Turkish Lira	1,169,873	U.S. Dollars	318,109	CITI	6,631
09/20/17	Turkish Lira	2,509,910	U.S. Dollars	691,044	CITI	5,672
09/20/17	Turkish Lira	980,000	U.S. Dollars	266,458	CITI	5,576
09/20/17	Turkish Lira	760,000	U.S. Dollars	206,316	CITI	4,649
09/20/17	Turkish Lira	1,254,955	U.S. Dollars	344,661	CITI	3,697
09/20/17	Turkish Lira	2,361,017	U.S. Dollars	652,888	CITI	2,497
09/20/17	Turkish Lira	910,000	U.S. Dollars	250,633	CITI	1,970
09/20/17	Turkish Lira	740,000	U.S. Dollars	204,112	CITI	1,302
09/20/17	Turkish Lira	110,000	U.S. Dollars	29,780	CITI	754
09/20/17	Turkish Lira	190,000	U.S. Dollars	52,042	CITI	699
09/20/17	Turkish Lira	650,000	U.S. Dollars	179,847	CITI	584

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	Turkish Lira	200,000	U.S. Dollars	55,182	CITI	$336
09/20/17	Turkish Lira	13,000	U.S. Dollars	3,523	CITI	85
09/20/17	Turkish Lira	50,000	U.S. Dollars	13,799	CITI	81
09/20/17	Turkish Lira	10,000	U.S. Dollars	2,740	CITI	36
09/20/17	Turkish Lira	2,000	U.S. Dollars	550	CITI	6
09/20/17	Turkish Lira	10,000	U.S. Dollars	2,777	CITI	(1)
09/20/17	Turkish Lira	730,000	U.S. Dollars	202,863	CITI	(225)
09/20/17	U.S. Dollars	5,904,552	Brazilian Real	19,726,000	CITI	49,790
09/20/17	U.S. Dollars	1,052,209	Brazilian Real	3,530,000	CITI	4,490
09/20/17	U.S. Dollars	624,693	Brazilian Real	2,090,000	CITI	4,372
09/20/17	U.S. Dollars	391,729	Brazilian Real	1,310,000	CITI	2,915
09/20/17	U.S. Dollars	545,788	Brazilian Real	1,830,000	CITI	2,637
09/20/17	U.S. Dollars	399,621	Brazilian Real	1,340,000	CITI	1,904
09/20/17	U.S. Dollars	137,457	Brazilian Real	460,000	CITI	927
09/20/17	U.S. Dollars	186,670	Brazilian Real	626,000	CITI	870
09/20/17	U.S. Dollars	273,564	Brazilian Real	920,000	CITI	504
09/20/17	U.S. Dollars	127,881	Brazilian Real	430,000	CITI	255
09/20/17	U.S. Dollars	32,729	Brazilian Real	110,000	CITI	80
09/20/17	U.S. Dollars	10,082	Brazilian Real	34,000	CITI	(10)
09/20/17	U.S. Dollars	41,256	Brazilian Real	140,000	CITI	(296)
09/20/17	U.S. Dollars	778,865	Brazilian Real	2,630,000	CITI	(1,730)
09/20/17	U.S. Dollars	878,548	Brazilian Real	2,970,000	CITI	(2,961)
09/20/17	U.S. Dollars	560	Chilean Peso	372,000	CITI	1
09/20/17	U.S. Dollars	843	Chilean Peso	567,000	CITI	(9)
09/20/17	U.S. Dollars	134,369	Chilean Peso	90,000,000	CITI	(878)
09/20/17	U.S. Dollars	497,605	Chilean Peso	331,839,382	CITI	(1,063)
09/20/17	U.S. Dollars	554,852	Chilean Peso	370,897,525	CITI	(2,511)
09/20/17	U.S. Dollars	281,251	Chilean Peso	189,072,000	CITI	(2,875)
09/20/17	U.S. Dollars	418,523	Chilean Peso	281,030,859	CITI	(3,794)
09/20/17	U.S. Dollars	526,419	Chilean Peso	353,054,441	CITI	(4,131)
09/20/17	U.S. Dollars	554,864	Chilean Peso	373,546,952	CITI	(6,480)
09/20/17	U.S. Dollars	552,886	Chilean Peso	372,563,831	CITI	(6,981)
09/20/17	U.S. Dollars	496,582	Chilean Peso	336,907,102	CITI	(9,702)
09/20/17	U.S. Dollars	1,111,582	Chilean Peso	750,670,908	CITI	(16,482)
09/20/17	U.S. Dollars	109,870	Chinese Offshore Yuan	752,000	CITI	(359)
09/20/17	U.S. Dollars	121,575	Chinese Offshore Yuan	832,000	CITI	(381)
09/20/17	U.S. Dollars	152,312	Chinese Offshore Yuan	1,042,000	CITI	(426)
09/20/17	U.S. Dollars	213,831	Chinese Offshore Yuan	1,472,000	CITI	(1,936)
09/20/17	U.S. Dollars	1,559,664	Chinese Offshore Yuan	10,654,264	CITI	(2,053)
09/20/17	U.S. Dollars	1,753,959	Chinese Offshore Yuan	11,980,465	CITI	(2,155)
09/20/17	U.S. Dollars	1,663,073	Chinese Offshore Yuan	11,362,000	CITI	(2,386)
09/20/17	U.S. Dollars	5,508,497	Chinese Offshore Yuan	37,624,000	CITI	(6,485)
09/20/17	U.S. Dollars	997,351	Chinese Offshore Yuan	6,889,225	CITI	(12,482)
09/20/17	U.S. Dollars	887,347	Chinese Offshore Yuan	6,146,675	CITI	(13,642)
09/20/17	U.S. Dollars	876,176	Chinese Offshore Yuan	6,091,371	CITI	(16,707)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	U.S. Dollars	125,211	Colombian Peso	370,000,000	CITI	$5,119
09/20/17	U.S. Dollars	117,924	Colombian Peso	350,000,000	CITI	4,324
09/20/17	U.S. Dollars	88,707	Colombian Peso	260,000,000	CITI	4,318
09/20/17	U.S. Dollars	87,867	Colombian Peso	260,000,000	CITI	3,478
09/20/17	U.S. Dollars	105,297	Colombian Peso	320,000,000	CITI	1,434
09/20/17	U.S. Dollars	3,371,450	Hong Kong Dollars	26,196,000	CITI	8,516
09/20/17	U.S. Dollars	641,315	Hong Kong Dollars	4,981,000	CITI	1,875
09/20/17	U.S. Dollars	710,296	Hong Kong Dollars	5,519,000	CITI	1,790
09/20/17	U.S. Dollars	779,448	Hong Kong Dollars	6,059,000	CITI	1,619
09/20/17	U.S. Dollars	150,734	Hong Kong Dollars	1,173,000	CITI	150
09/20/17	U.S. Dollars	143,148	Hong Kong Dollars	1,114,000	CITI	137
09/20/17	U.S. Dollars	59,110	Hong Kong Dollars	460,000	CITI	57
09/20/17	U.S. Dollars	20,325	Hong Kong Dollars	158,000	CITI	41
09/20/17	U.S. Dollars	3,474	Hong Kong Dollars	27,000	CITI	8
09/20/17	U.S. Dollars	386	Hong Kong Dollars	3,000	CITI	1
09/20/17	U.S. Dollars	522,263	Indian Rupee	34,000,000	CITI	1,022
09/20/17	U.S. Dollars	138,664	Indian Rupee	9,000,000	CITI	688
09/20/17	U.S. Dollars	322,480	Indian Rupee	21,000,000	CITI	537
09/20/17	U.S. Dollars	107,733	Indian Rupee	7,000,000	CITI	419
09/20/17	U.S. Dollars	245,483	Indian Rupee	16,000,000	CITI	192
09/20/17	U.S. Dollars	7,011	Indian Rupee	457,000	CITI	5
09/20/17	U.S. Dollars	780,979	Indian Rupee	51,000,000	CITI	(884)
09/20/17	U.S. Dollars	1,094,206	Indian Rupee	71,441,000	CITI	(1,030)
09/20/17	U.S. Dollars	749,278	Indian Rupee	49,000,000	CITI	(1,923)
09/20/17	U.S. Dollars	597,557	Indonesian Rupiah	8,025,214,000	CITI	882
09/20/17	U.S. Dollars	52,044	Indonesian Rupiah	700,000,000	CITI	(1)
09/20/17	U.S. Dollars	74,266	Indonesian Rupiah	1,000,000,000	CITI	(84)
09/20/17	U.S. Dollars	96,417	Indonesian Rupiah	1,300,000,000	CITI	(238)
09/20/17	U.S. Dollars	329,324	Israeli Shekel	1,162,783	CITI	(5,118)
09/20/17	U.S. Dollars	319,795	Israeli Shekel	1,133,254	CITI	(6,155)
09/20/17	U.S. Dollars	393,905	Israeli Shekel	1,403,963	CITI	(9,906)
09/20/17	U.S. Dollars	2,347,439	Korean Won	2,620,926,000	CITI	56,087
09/20/17	U.S. Dollars	2,431,180	Korean Won	2,720,779,895	CITI	52,530
09/20/17	U.S. Dollars	1,359,525	Korean Won	1,520,362,846	CITI	30,344
09/20/17	U.S. Dollars	1,340,592	Korean Won	1,499,324,166	CITI	29,804
09/20/17	U.S. Dollars	1,343,278	Korean Won	1,502,904,813	CITI	29,358
09/20/17	U.S. Dollars	1,025,153	Korean Won	1,145,028,287	CITI	24,108
09/20/17	U.S. Dollars	1,017,362	Korean Won	1,136,835,365	CITI	23,481
09/20/17	U.S. Dollars	1,334,403	Korean Won	1,501,943,190	CITI	21,325
09/20/17	U.S. Dollars	866,349	Korean Won	967,368,792	CITI	20,624
09/20/17	U.S. Dollars	1,070,643	Korean Won	1,204,062,369	CITI	17,988
09/20/17	U.S. Dollars	1,030,105	Korean Won	1,158,409,277	CITI	17,363
09/20/17	U.S. Dollars	367,841	Korean Won	417,464,000	CITI	2,872
09/20/17	U.S. Dollars	78,788	Korean Won	90,000,000	CITI	105
09/20/17	U.S. Dollars	15,941	Mexican Peso	290,000	CITI	170

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	U.S. Dollars	1,251	Mexican Peso	23,000	CITI	$—
09/20/17	U.S. Dollars	381	Mexican Peso	7,000	CITI	—
09/20/17	U.S. Dollars	88,464	Mexican Peso	1,657,000	CITI	(1,646)
09/20/17	U.S. Dollars	537,851	Mexican Peso	10,066,000	CITI	(9,551)
09/20/17	U.S. Dollars	754,754	Mexican Peso	14,300,000	CITI	(22,898)
09/20/17	U.S. Dollars	3,034	Peruvian Nuevo Sol	10,000	CITI	(21)
09/20/17	U.S. Dollars	3,027	Peruvian Nuevo Sol	10,000	CITI	(27)
09/20/17	U.S. Dollars	3,027	Peruvian Nuevo Sol	10,000	CITI	(28)
09/20/17	U.S. Dollars	3,026	Peruvian Nuevo Sol	10,000	CITI	(29)
09/20/17	U.S. Dollars	3,020	Peruvian Nuevo Sol	10,000	CITI	(35)
09/20/17	U.S. Dollars	3,007	Peruvian Nuevo Sol	10,000	CITI	(48)
09/20/17	U.S. Dollars	461,660	Philippine Peso	23,000,000	CITI	9,153
09/20/17	U.S. Dollars	421,601	Philippine Peso	21,000,000	CITI	8,442
09/20/17	U.S. Dollars	399,479	Philippine Peso	20,000,000	CITI	5,995
09/20/17	U.S. Dollars	261,568	Philippine Peso	13,000,000	CITI	5,804
09/20/17	U.S. Dollars	250,248	Philippine Peso	12,555,000	CITI	3,238
09/20/17	U.S. Dollars	178,785	Philippine Peso	8,992,000	CITI	1,874
09/20/17	U.S. Dollars	79,745	Philippine Peso	4,000,000	CITI	1,048
09/20/17	U.S. Dollars	177,935	Philippine Peso	9,000,000	CITI	867
09/20/17	U.S. Dollars	98,979	Philippine Peso	5,000,000	CITI	608
09/20/17	U.S. Dollars	118,647	Philippine Peso	6,000,000	CITI	602
09/20/17	U.S. Dollars	197,328	Philippine Peso	10,000,000	CITI	586
09/20/17	U.S. Dollars	157,708	Philippine Peso	8,000,000	CITI	315
09/20/17	U.S. Dollars	117,895	Philippine Peso	6,000,000	CITI	(150)
09/20/17	U.S. Dollars	3,737	Polish Zloty	14,000	CITI	(39)
09/20/17	U.S. Dollars	292,192	Polish Zloty	1,087,000	CITI	(1,038)
09/20/17	U.S. Dollars	496,876	Russian Ruble	28,650,000	CITI	19,423
09/20/17	U.S. Dollars	206,383	Russian Ruble	12,000,000	CITI	6,403
09/20/17	U.S. Dollars	349,563	Russian Ruble	21,000,000	CITI	(402)
09/20/17	U.S. Dollars	32,881	Russian Ruble	2,000,000	CITI	(449)
09/20/17	U.S. Dollars	782,531	Singapore Dollars	1,078,547	CITI	(1,896)
09/20/17	U.S. Dollars	782,445	Singapore Dollars	1,079,641	CITI	(2,778)
09/20/17	U.S. Dollars	781,242	Singapore Dollars	1,079,251	CITI	(3,697)
09/20/17	U.S. Dollars	783,164	Singapore Dollars	1,083,049	CITI	(4,538)
09/20/17	U.S. Dollars	1,174,375	Singapore Dollars	1,621,060	CITI	(4,622)
09/20/17	U.S. Dollars	1,188,273	Singapore Dollars	1,641,998	CITI	(5,952)
09/20/17	U.S. Dollars	1,181,041	Singapore Dollars	1,632,358	CITI	(6,173)
09/20/17	U.S. Dollars	1,172,942	Singapore Dollars	1,621,364	CITI	(6,276)
09/20/17	U.S. Dollars	1,198,640	Singapore Dollars	1,659,224	CITI	(8,113)
09/20/17	U.S. Dollars	1,025,261	Singapore Dollars	1,423,508	CITI	(10,057)
09/20/17	U.S. Dollars	1,200,445	South African Rand	15,717,000	CITI	15,788
09/20/17	U.S. Dollars	296,763	South African Rand	3,900,000	CITI	2,803
09/20/17	U.S. Dollars	253,131	South African Rand	3,325,000	CITI	2,511
09/20/17	U.S. Dollars	114,796	South African Rand	1,500,000	CITI	1,734
09/20/17	U.S. Dollars	105,970	South African Rand	1,400,000	CITI	446

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/17	U.S. Dollars	3,737	South African Rand	49,000	CITI	$44
09/20/17	U.S. Dollars	2,821	South African Rand	37,000	CITI	32
09/20/17	U.S. Dollars	203,535	South African Rand	2,700,000	CITI	24
09/20/17	U.S. Dollars	10,617	South African Rand	141,000	CITI	(11)
09/20/17	U.S. Dollars	1,495,038	Taiwan Dollars	44,642,000	CITI	26,245
09/20/17	U.S. Dollars	90,529	Thai Baht	3,074,000	CITI	33
09/20/17	U.S. Dollars	2,944	Thai Baht	100,000	CITI	—
09/20/17	U.S. Dollars	2,933	Thai Baht	100,000	CITI	(11)
09/20/17	U.S. Dollars	14,708	Thai Baht	500,000	CITI	(12)
09/20/17	U.S. Dollars	5,868	Thai Baht	200,000	CITI	(20)
09/20/17	U.S. Dollars	23,514	Thai Baht	800,000	CITI	(37)
09/20/17	U.S. Dollars	14,659	Thai Baht	500,000	CITI	(61)
09/20/17	U.S. Dollars	23,489	Thai Baht	800,000	CITI	(62)
09/20/17	U.S. Dollars	11,695	Thai Baht	400,000	CITI	(81)
09/20/17	U.S. Dollars	11,788	Thai Baht	400,000	CITI	13
09/20/17	U.S. Dollars	20,326	Thai Baht	700,000	CITI	(282)
09/20/17	U.S. Dollars	390,254	Thai Baht	13,332,000	CITI	(2,228)
09/20/17	U.S. Dollars	41,808	Turkish Lira	150,000	CITI	170
09/20/17	U.S. Dollars	258,214	Turkish Lira	930,000	CITI	59
09/20/17	U.S. Dollars	22,218	Turkish Lira	80,000	CITI	11
09/20/17	U.S. Dollars	25,226	Turkish Lira	91,000	CITI	(35)
09/20/17	U.S. Dollars	11,045	Turkish Lira	40,000	CITI	(59)
09/20/17	U.S. Dollars	47,110	Turkish Lira	170,000	CITI	(80)
09/20/17	U.S. Dollars	85,916	Turkish Lira	310,000	CITI	(136)
09/20/17	U.S. Dollars	71,908	Turkish Lira	260,000	CITI	(265)
09/20/17	U.S. Dollars	35,652	Turkish Lira	130,000	CITI	(434)
09/20/17	U.S. Dollars	88,390	Turkish Lira	320,000	CITI	(437)
09/20/17	U.S. Dollars	21,729	Turkish Lira	80,000	CITI	(478)
09/20/17	U.S. Dollars	109,585	Turkish Lira	400,000	CITI	(1,449)
09/20/17	U.S. Dollars	65,151	Turkish Lira	240,000	CITI	(1,469)
09/20/17	U.S. Dollars	377,586	Turkish Lira	1,370,000	CITI	(2,707)
09/20/17	U.S. Dollars	294,386	Turkish Lira	1,084,000	CITI	(6,517)

						$512,559

Inflation Protected Bond Fund
07/06/17	U.S. Dollars	4,552,397	Euro	4,046,000	DEUT	$(70,303)
07/06/17	U.S. Dollars	1,729,547	Japanese Yen	191,396,000	GSC	27,402
07/06/17	U.S. Dollars	2,182,029	New Zealand Dollars	3,072,000	JPM	(68,874)
08/03/17	U.S. Dollars	4,601,106	Euro	4,025,000	DEUT	(4,734)
08/03/17	U.S. Dollars	296,976	Euro	260,000	SS	(544)
08/03/17	U.S. Dollars	1,705,544	Japanese Yen	190,957,000	BAR	5,155
08/03/17	U.S. Dollars	2,237,889	New Zealand Dollars	3,052,000	CITI	2,828

						$(109,070)

Options Written

Transactions in options written during the period ended June 30, 2017 were as follows:

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Low-Duration Bond
Options written, 12/31/16	—	$—	$44,200,000	$104,147	$104,147

Options written	—	—	88,200,000	269,748	269,748
Options expired	—	—	—	—	—
Options closed	—	—	(132,400,000)	(373,895)	(373,895)

Options written, 06/30/17	—	$—	$—	$—	$—

Medium-Duration Bond
Options written, 12/31/16	416	$154,250	$281,300,000	$1,564,796	$1,719,046

Options written	3,888	1,142,263	119,000,000	336,283	1,478,546
Options expired	(1,846)	(488,470)	(49,400,000)	(213,018)	(701,488)
Options closed	(1,400)	(597,007)	(7,000,000)	(8,829)	(605,836)

Options written, 06/30/17	1,058	$211,036	$343,900,000	$1,679,232	$1,890,268

Global Bond
Options written, 12/31/16	99	$16,694	$—	$—	$16,694

Options written	—	—	—	—	—
Options expired	(99)	(16,694)	—	—	(16,694)
Options closed	—	—	—	—	—

Options written, 06/30/17	—	$—	$—	$—	$—

Defensive Market Strategies
Options written, 12/31/16	793	$744,676	$—	$—	$744,676

Options written	5,436	4,795,453	—	—	4,795,453
Options expired	(4,224)	(3,993,506)	—	—	(3,993,506)
Options closed	(788)	(607,914)	—	—	(607,914)

Options written, 06/30/17	1,217	$938,709	$—	$—	$938,709

Inflation Protected Bond
Options written, 12/31/16	224	$123,153	$8,010,000	$48,015	$171,168

Options written	1,638	378,777	40,270,000	280,704	659,481
Options expired	(154)	(59,936)	(24,780,000)	(163,979)	(223,915)
Options closed	(1,303)	(355,027)	(11,125,000)	(101,615)	(456,642)

Options written, 06/30/17	405	$86,967	$12,375,000	$63,125	$150,092

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Six Months Ended 06/30/17		Year Ended 12/31/16
	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015(1)
Shares sold	10,474,200	4,471,699		8,974,684
Shares reinvested	—	28		1,663,394
Shares redeemed	(258,917)	(12,713,862)		(6,682,695)

Net increase (decrease)	10,215,283	(8,242,135)		3,955,383

MyDestination 2025(1)
Shares sold	20,305,153	7,879,260		14,133,695
Shares reinvested	—	(29)		2,981,057
Shares redeemed	(178,166)	(21,273,123)		(4,654,799)

Net increase (decrease)	20,126,987	(13,393,892)		12,459,953

MyDestination 2035(1)
Shares sold	13,984,830	4,615,799		8,104,455
Shares reinvested	—	—		2,053,661
Shares redeemed	(60,963)	(14,324,833)		(1,981,672)

Net increase (decrease)	13,923,867	(9,709,034)		8,176,444

MyDestination 2045(1)
Shares sold	13,821,054	3,563,267		6,808,741
Shares reinvested	—	—		1,635,150
Shares redeemed	(79,304)	(13,859,007)		(1,150,891)

Net increase (decrease)	13,741,750	(10,295,740)		7,293,000

MyDestination 2055(1)
Shares sold	2,294,173	1,464,466		2,008,972
Shares reinvested	—	—		206,380
Shares redeemed	(18,467)	(2,209,813)		(248,290)

Net increase (decrease)	2,275,706	(745,347)		1,967,062

Conservative Allocation
Shares sold	2,202,187	8,628,151	994,037	3,605,797
Shares issued for merger	—	9,553,188	—	—
Shares reinvested	—	—	171,047	633,748
Shares redeemed	(1,505,718)	(9,804,168)	(921,640)	(3,883,152)

Net increase	696,469	8,377,171	243,444	356,393

Balanced Allocation
Shares sold	2,605,288	3,197,699	1,228,719	4,030,356
Shares issued for merger	—	—	—	—
Shares reinvested	—	—	991,355	3,275,512
Shares redeemed	(3,262,524)	(3,393,340)	(3,851,034)	(14,315,038)

Net (decrease)	(657,236)	(195,641)	(1,630,960)	(7,009,170)

	Six Months Ended 06/30/17		Year Ended 12/31/16
	Institutional Class	Investor Class	Institutional Class	Investor Class
Growth Allocation
Shares sold	542,732	2,144,351	893,112	2,434,417
Shares issued for merger	—	—	—	—
Shares reinvested	—	—	1,254,237	4,150,859
Shares redeemed	(1,024,753)	(2,512,299)	(2,697,544)	(9,813,358)

Net (decrease)	(482,021)	(367,948)	(550,195)	(3,228,082)

Aggressive Allocation
Shares sold	209,326	1,315,554	546,022	1,469,425
Shares issued for merger	—	—	—	—
Shares reinvested	—	—	1,380,716	5,888,125
Shares redeemed	(796,157)	(2,276,147)	(1,781,536)	(13,620,552)

Net increase (decrease)	(586,831)	(960,593)	145,202	(6,263,002)

Money Market
Shares sold	431,690,652	1,941,337,876	649,810,099	4,364,775,848
Shares reinvested	343,316	766,066	305,772	209,397
Shares redeemed	(313,601,168)	(1,827,856,436)	(644,356,936)	(4,455,737,775)

Net increase (decrease)	118,432,800	114,247,506	5,758,935	(90,752,530)

Low-Duration Bond
Shares sold	4,942,923	1,869,988	8,429,766	5,581,554
Shares reinvested	306,559	116,666	919,845	193,716
Shares redeemed	(575,579)	(1,102,316)	(10,527,899)	(2,998,911)
Shares reduced by reverse share split	—	—	(28,750,566)	—

Net increase (decrease)	4,673,903	884,338	(29,928,854)	2,776,359

Medium-Duration Bond
Shares sold	5,158,047	1,608,745	21,557,645	3,275,354
Shares reinvested	542,459	121,380	2,389,962	264,351
Shares redeemed	(668,294)	(766,899)	(24,399,164)	(1,742,097)
Shares reduced by reverse share split	—	—	(49,371,447)	—

Net increase (decrease)	5,032,212	963,226	(49,823,004)	1,797,608

Extended-Duration Bond
Shares sold	142,331	423,838	3,154,014	2,748,742
Shares reinvested	113,195	104,908	2,105,800	431,964
Shares redeemed	(198,717)	(748,020)	(9,293,585)	(2,493,027)
Shares reduced by reverse share split	—	—	(28,283,084)	—

Net increase (decrease)	56,809	(219,274)	(32,316,855)	687,679

	Six Months Ended 06/30/17		Year Ended 12/31/16
	Institutional Class	Investor Class	Institutional Class	Investor Class
Global Bond
Shares sold	2,039,761	2,157,887	6,428,532	2,320,383
Shares reinvested	528,183	137,477	1,419,909	350,881
Shares redeemed	(291,427)	(422,777)	(7,178,496)	(2,096,563)

Net increase	2,276,517	1,872,587	669,945	574,701

Defensive Market Strategies
Shares sold	2,487,471	4,070,104	7,249,464	10,068,347
Shares reinvested	523,225	252,354	2,270,927	1,059,742
Shares redeemed	(2,457,066)	(2,083,665)	(3,118,383)	(2,837,905)

Net increase	553,630	2,238,793	6,402,008	8,290,184

Equity Index
Shares sold	1,264,648	1,539,033	5,516,466	2,652,286
Shares reinvested	150,849	145,919	864,727	340,273
Shares redeemed	(510,636)	(776,888)	(1,872,587)	(2,039,395)
Shares reduced by reverse share split	—	—	(22,192,494)	—

Net increase (decrease)	904,861	908,064	(17,683,888)	953,164

Value Equity
Shares sold	3,405,860	836,510	7,765,196	2,348,625
Shares reinvested	—	—	4,583,518	752,540
Shares redeemed	(796,077)	(1,052,304)	(20,652,537)	(2,289,677)
Shares reduced by reverse share split	—	—	(69,721,567)	—

Net increase (decrease)	2,609,783	(215,796)	(78,025,390)	811,488

Growth Equity
Shares sold	1,571,926	1,708,884	6,739,524	1,321,265
Shares reinvested	—	—	3,186,328	631,139
Shares redeemed	(2,085,391)	(688,737)	(11,376,419)	(3,773,776)
Shares reduced by reverse share split	—	—	(54,078,879)	—

Net increase (decrease)	(513,465)	1,020,147	(55,529,446)	(1,821,372)

Small Cap Equity
Shares sold	1,320,117	523,279	3,294,839	1,765,169
Shares reinvested	—	—	217,024	181,795
Shares redeemed	(375,818)	(1,445,193)	(6,295,704)	(2,360,708)
Shares reduced by reverse share split	—	—	(17,499,626)	—

Net increase (decrease)	944,299	(921,914)	(20,283,467)	(413,744)

	Six Months Ended 06/30/17		Year Ended 12/31/16
	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity Index
Shares sold	1,084,197		3,289,530
Shares reinvested	—		370,799
Shares redeemed	(740,816)		(1,071,898)

Net increase	343,381		2,588,431

International Equity
Shares sold	1,573,199	1,537,605	7,623,237	2,904,960
Shares reinvested	2	—	2,172,069	511,485
Shares redeemed	(4,514,807)	(1,345,383)	(11,904,472)	(2,040,198)
Shares reduced by reverse share split	—	—	(26,488,092)	—

Net increase (decrease)	(2,941,606)	192,222	(28,597,258)	1,376,247

Emerging Markets Equity
Shares sold	2,369,158	3,209,977	4,886,512	3,992,224
Shares reinvested	1	—	627,339	85,386
Shares redeemed	(2,579,030)	(1,282,188)	(7,138,353)	(2,061,182)

Net increase (decrease)	(209,871)	1,927,789	(1,624,502)	2,016,428

Inflation Protected Bond
Shares sold	1,284,770	655,316	1,604,095	2,063,847
Shares reinvested	189,570	70,627	267,202	48,305
Shares redeemed	(1,984,736)	(398,523)	(6,173,420)	(939,174)

Net increase (decrease)	(510,396)	327,420	(4,302,123)	1,172,978

Global Real Estate Securities
Shares sold	1,040,711	634,835	1,359,799	2,198,067
Shares reinvested	80,365	44,417	1,061,875	823,889
Shares redeemed	(317,172)	(1,387,834)	(5,659,612)	(2,445,088)

Net increase (decrease)	803,904	(708,582)	(3,237,938)	576,868

Global Natural Resources Equity
Shares sold		3,273,681		8,950,514
Shares reinvested		—		60,173
Shares redeemed		(12,247,183)		(14,530,700)

Net (decrease)		(8,973,502)		(5,520,013)

Strategic Alternatives(2)
Shares sold	2,339,504	1,057,842
Shares reinvested	—	—
Shares redeemed	—	—

Net increase	2,339,504	1,057,842

(1)	Inception date for Institutional Class for MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund was May 1, 2017.
(2)	Commencement of operations was June 30, 2017.

7. BANK BORROWINGS

On November 23, 2016, the Funds entered into a Line of Credit Agreement with The Northern Trust Company (Northern Trust). The terms of the credit agreement permit the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest is charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.

No Funds borrowed for the period ended June 30, 2017, and there were no outstanding loans at June 30, 2017.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the period ended June 30, 2017, the International Equity Fund and Emerging Markets Equity Fund accrued non-U.S. taxes on unrealized gains of $(40,278) and $136,819, respectively.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years (years ended December 31, 2014 through June 30, 2017) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized as follows for tax purposes:

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2016	$7,649,735	$8,318,224	$—	$15,967,959
	2015	9,221,001	55,611,928	—	64,832,929
MyDestination 2025	2016	10,993,508	16,869,102	—	27,862,610
	2015	14,743,086	86,476,338	—	101,219,424

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2035	2016	$4,122,302	$13,912,093	$—	$18,034,395
	2015	7,786,505	57,558,647	—	65,345,152
MyDestination 2045	2016	1,987,737	11,653,279	—	13,641,016
	2015	5,286,977	41,769,639	—	47,056,616
MyDestination 2055	2016	739,515	1,670,318	—	2,409,833
	2015	722,260	2,378,631	—	3,100,891
Conservative Allocation	2016	4,576,586	4,231,114	—	8,807,700
	2015	5,146,319	19,883,553	—	25,029,872
Balanced Allocation	2016	11,827,868	35,666,753	—	47,494,621
	2015	30,811,159	185,492,585	—	216,303,744
Growth Allocation	2016	9,341,558	50,366,158	—	59,707,716
	2015	21,827,804	159,439,753	—	181,267,557
Aggressive Allocation	2016	—	76,298,646	—	76,298,646
	2015	15,096,267	192,947,411	—	208,043,678
Money Market	2016	1,053,194	—	—	1,053,194
	2015	354,779	1,901	—	356,680
Low-Duration Bond	2016	11,925,492	—	—	11,925,492
	2015	10,210,504	—	—	10,210,504
Medium-Duration Bond	2016	25,404,080	—	—	25,404,080
	2015	29,877,794	5,599,044	—	35,476,838
Extended-Duration Bond	2016	11,423,388	9,012,613	—	20,436,001
	2015	15,068,462	7,251,117	—	22,319,579
Global Bond	2016	17,229,950	—	—	17,229,950
	2015	15,752,245	—	—	15,752,245
Defensive Market Strategies	2016	18,729,301	21,150,145	—	39,879,446
	2015	14,319,869	20,145,965	—	34,465,834
Equity Index	2016	12,542,180	7,516,991	—	20,059,171
	2015	10,123,913	13,062,522	—	23,186,435
Value Equity	2016	25,066,889	47,288,275	—	72,355,164
	2015	23,442,851	118,071,515	—	141,514,366
Growth Equity	2016	—	52,945,569	—	52,945,569
	2015	18,902,593	198,987,433	—	217,890,026
Small Cap Equity	2016	1,372,347	5,675,655	—	7,048,002
	2015	4,060,828	38,044,741	—	42,105,569
International Equity Index	2016	3,270,902	—	—	3,270,902
	2015	896,896	—	—	896,896
International Equity	2016	27,198,921	8,074,428	—	35,273,349
	2015	26,090,595	45,470,957	—	71,561,552
Emerging Markets Equity	2016	5,710,316	—	—	5,710,316
	2015	1,112,618	—	—	1,112,618
Inflation Protected Bond	2016	3,278,180	—	—	3,278,180
	2015	939,144	—	—	939,144
Global Real Estate Securities	2016	16,886,427	633,874	—	17,520,301
	2015	11,697,003	9,758,872	—	21,455,875
Global Natural Resources Equity	2016	446,118	—	—	446,118
	2015	220,488	—	—	220,488

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2015	$2,262,782	$1,484,348	$—	$(21,209,822)
MyDestination 2025	4,838,586	3,287,312	—	(40,198,349)
MyDestination 2035	3,592,329	1,081,131	—	(32,485,447)
MyDestination 2045	3,015,645	658,704	—	(24,474,758)
MyDestination 2055	108,949	635,623	—	(2,658,416)
Conservative Allocation	1,270,413	216,005	—	(17,154,598)
Balanced Allocation	18,045,922	(6,936,433)	—	(125,509,860)
Growth Allocation	8,746,893	968,769	—	(130,663,792)
Aggressive Allocation	9,878,805	233,312	—	(128,343,301)
Money Market	(2)	—	—	—
Low-Duration Bond	1,013,915	(6,060,155)	—	(5,757,870)
Medium-Duration Bond	1,039,824	—	(11,323,140)	(10,984,696)
Extended-Duration Bond	—	778,776	(440,509)	(1,322,884)
Global Bond	—	(14,731,318)	(1,220,843)	546,313
Defensive Market Strategies	5,162,575	4,192,240	—	60,563,063
Equity Index	787,710	1,144,033	—	196,735,521
Value Equity	427,579	14,291,187	—	207,730,967
Growth Equity	—	11,843,188	—	165,704,047
Small Cap Equity	27,294	6,619,477	—	69,755,060
International Equity Index	—	(953,378)	(63,516)	(11,150,573)
International Equity	—	—	(4,018,846)	(15,885,558)
Emerging Markets Equity	1,113,836	(36,180,367)	—	(17,313,678)
Inflation Protected Bond	1,771,475	(7,820,922)	—	290,008
Global Real Estate Securities	—	—	(1,496,991)	(13,974,607)
Global Natural Resources Equity	—	(81,677,283)	(8,152)	(8,854,385)

At June 30, 2017, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2015	$581,617,411	$9,053,182	$13,634,992	$(4,581,810)
MyDestination 2025	967,791,238	21,224,074	27,355,146	(6,131,072)
MyDestination 2035	552,565,337	10,000,839	14,303,300	(4,302,461)
MyDestination 2045	410,924,230	10,178,880	13,064,324	(2,885,444)
MyDestination 2055	84,967,973	3,909,310	4,372,807	(463,497)
Conservative Allocation	503,433,177	(2,727,885)	4,314,545	(7,042,430)
Balanced Allocation	1,606,287,432	(36,084,462)	12,765,441	(48,849,903)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Growth Allocation	$1,211,702,433	$(33,295,540)	$4,854,963	$(38,150,503)
Aggressive Allocation	990,858,141	(22,851,270)	3,884,034	(26,735,304)
Money Market	1,454,288,928	—	—	—
Low-Duration Bond	996,846,679	2,392,970	6,596,912	(4,203,941)
Medium-Duration Bond	1,400,949,570	5,483,095	18,461,213	(12,978,118)
Extended-Duration Bond	233,775,671	9,174,357	16,734,901	(7,560,544)
Global Bond	491,947,346	12,158,741	27,120,264	(14,961,523)
Defensive Market Strategies	857,976,525	85,578,753	93,258,735	(7,679,982)
Equity Index	593,254,478	256,069,507	267,664,768	(11,595,261)
Value Equity	1,165,366,396	216,362,697	250,790,834	(34,428,137)
Growth Equity	1,204,762,722	340,293,520	375,027,830	(34,734,310)
Small Cap Equity	522,115,825	68,376,212	91,586,923	(23,210,711)
International Equity Index	149,580,684	4,086,747	13,130,322	(9,043,575)
International Equity	1,374,588,453	142,904,784	221,861,988	(78,957,204)
Emerging Markets Equity	388,845,204	28,679,241	59,036,476	(30,357,235)
Inflation Protected Bond	274,856,023	818,241	2,643,040	(1,824,799)
Global Real Estate Securities	240,464,774	(6,821,486)	7,832,838	(14,654,324)
Global Natural Resources	183,190,398	(16,321,245)	8,457,492	(24,778,737)
Strategic Alternatives	—	—	—	—

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.

At December 31, 2016, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Balanced Allocation	$—	$(4,903)	$4,903
Aggressive Allocation	—	391,511	(391,511)
Money Market	—	(2)	2
Low-Duration Bond	—	(228,309)	228,309
Medium-Duration Bond	—	(1,725,340)	1,725,340
Extended-Duration Bond	—	5,754	(5,754)
Global Bond	—	(1,712,169)	1,712,169
Defensive Market Strategies	(927)	373,501	(372,574)

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Equity Index	$—	$1,652	$(1,652)
Value Equity	—	1,804	(1,804)
Growth Equity	(1,082,677)	1,084,811	(2,134)
Small Cap Equity	—	8,142	(8,142)
International Equity Index	(30,667)	25,892	4,775
International Equity	—	(1,935,048)	1,935,048
Emerging Markets Equity	—	3,277,766	(3,277,766)
Inflation Protected Bond	—	(422,359)	422,359
Global Real Estate Securities	(14,273)	5,679,231	(5,664,958)
Global Natural Resources Equity	(16,861)	(119,258)	136,119

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Each Fund may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.

10. RECENT SEC RULE AMENDMENTS

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which structurally change the way that certain money market funds are required to operate.

The Board, on behalf of the Money Market Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act, as amended. Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. These changes became effective on May 1, 2016.

On October 13, 2016, the SEC adopted amendments to Regulation S-X which will modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end funds, including mutual funds. The amended rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. The amended rules also will promote effective liquidity risk management across the open-end fund industry and will enhance disclosure regarding fund liquidity and redemption practices. These amendments are generally not effective until sometime in 2018. Management is currently evaluating the implications of the amendments. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

11. REGULATORY EXAMINATIONS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

12. LIQUIDATION

On April 28, 2017, the Flexible Income Fund was liquidated in accordance with the Plan of Liquidation and Termination approved by the Board of Trustees on February 24, 2017.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS (1-888-473-8637).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 – present; Chief Credit Officer, CapStone Bank, 2011 – 2014 (bank acquired by NewBridge Bank).	26	None

Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	26	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.

Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer – The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015; Executive Director, Society of Louisiana CPAs, 1995 – 2012.	26	Neighbors Federal Credit Union – Vice Chairman of the Board; Stonetrust Commercial Insurance Company – Board of Directors Member and Chairman of Audit Committee.

Christopher W. Kersey, MD, MBA (1969) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Founding Managing Partner, Havencrest Healthcare Capital Partners, 2016 – present; Managing Member and Partner, Camden Partners Holdings, LLC – Registered Investment Adviser, 2008 – 2016.	26	Essence Group Holdings Corporation – Board of Directors Member; IPG – Board of Directors Member; Metabolon – Board of Directors Member; Paragon Bioservices – Board of Directors Member; PatientSafe Solutions – Board of Directors Member; Johns Hopkins Medicine International – Chairman of the Board, 2011 – present; John Hopkins Medicine – Board of Trustees Member, 2010 – present; The John Hopkins Hospital – Board of Trustees member, 2010 – present; The John Hopkins Hospital Endowment Fund – Board of Directors Member, 2010 – present; The John Hopkins Carey Business School – Member of the Health Care Advisory Board of Directors, 2012 – present.

Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 – present; Director of Public Policy, North Greenville University, 2011 – 2016; Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017 – present; Contractor, South Carolina Citizens for Life, 2014 – present.	26	None

Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	26	None

Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor – CAPTRUST Financial Advisors, 2006 – present.	26	Fellowship of Christian Athletes (NC) Triangle Board, 2012 – 2015; NC Values Coalition Board, 2015 – present; College Golf Fellowship, 2012 – present.

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held by Trustee

INTERESTED TRUSTEE[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Owner, Encompass Financial Services, Inc., 1985 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	26	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012; Cherokee Strip Foundation – Board of Trustees Member, 2013 – present; Enid Regional Development Alliance – Board of Trustees Member, 2010 – present; Leadership Oklahoma – Board of Trustees Member, 2015 – present.

OFFICERS WHO ARE NOT TRUSTEES[3]

Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present.	N/A	N/A

Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 - present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 – 2014.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A

Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A

Matthew A. Wolfe (1982) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2017	Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015; Associate, Dechert LLP, 2007 – 2012.	N/A	N/A

Erin Wynne (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Financial Officer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A

[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]	Mr. Evans is an “interested person” of the Trust as the term is defined in the 1940 Act due to his position on the Board of Trustees of GuideStone Financial Resources.
[3]	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV“ or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain the Form N-Q filings by accessing the SEC’s website at sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS FOR STRATEGIC ALTERNATIVES FUND (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, considered the approval of a new advisory agreement between GuideStone Capital Management, LLC (the “Adviser”) and the Trust on behalf of the Strategic Alternatives Fund (“New Advisory Agreement”), a new series of the Trust (“New Fund”). The Board also considered the approval of the following new sub-advisory agreements on behalf of the New Fund among: (i) Perella Weinberg Partners Capital Management LP (“PWP”), the Adviser and the Trust on behalf of the New Fund (the “PWP Agreement”); (ii) Parametric Portfolio Associates LLC (“Parametric”), the Adviser and the Trust on behalf of the New Fund (the “Parametric Agreement”); (iii) Allianz Global Investors U.S. LLC (“Allianz”), the Adviser and the Trust on behalf of the New Fund (the “Allianz Agreement”); and (iv) Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), the Adviser and the Trust on behalf of the New Fund (the “Neuberger Berman Agreement” and the Neuberger Berman Agreement with the PWP Agreement, Parametric Agreement and Allianz Agreement, each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”). Each sub-adviser was selected to manage a portion of the New Fund’s assets. The Board noted that Allianz, PWP and Neuberger Berman are new sub-advisers to the Trust, while Parametric is an existing sub-adviser to other series of the Trust.

The Board approved the New Advisory Agreement, the Allianz Agreement, the PWP Agreement and the Parametric Agreement for a two-year term at an in-person meeting of the Board held on February 23-24, 2017 (the “February Meeting”). The Board approved the Neuberger Berman Agreement for a two-year term at an in-person meeting of the Board held on May 22-23, 2017 (the “May Meeting”). The New Fund commenced operations on June 30, 2017. The Board’s decision to approve the New Advisory Agreement and each of the New Sub-Advisory Agreements on behalf of the New Fund reflects the exercise of its business judgment to enter into such agreements. In approving the New Advisory Agreement and each New Sub-Advisory Agreement, the Board, with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust, considered information provided by the Adviser and each sub-adviser.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the New Advisory Agreement and each New Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser and each sub-adviser; (ii) the experience and expertise of the Adviser and each sub-adviser; (iii) the financial capability of the Adviser and each sub-adviser; (iv) the compliance procedures and history of the Adviser and each sub-adviser; (v) the performance of each proposed investment strategy in comparison to any relevant benchmarks, similarly-managed funds and the sub-adviser’s other clients; (vi) the amount of the contractual advisory and sub-advisory fees in comparison to fees for similarly-managed funds and available information for each sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expected expenses of the New Fund in comparison to similarly-managed funds and the use of any anticipated expense caps; (viii) the anticipated profitability of the Adviser and, to the extent available, the anticipated profitability of each sub-adviser with respect to the New Fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale through breakpoints or pricing to scale; (x) the existence of any collateral benefits to be realized by the Adviser or a sub-adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits to be realized by the New Fund resulting from relationships with the Adviser or a sub-adviser. The Board also evaluated, with respect to the New Advisory Agreement and each New Sub-Advisory Agreement, whether the approval was in the best interest of the New Fund and its future shareholders. No one factor was determinative in the Board’s consideration of the New Advisory Agreement and New Sub-Advisory Agreements, and each Trustee may have attributed different weights to the factors considered.

The Board undertook a review of the terms of the New Advisory Agreement and each New Sub-Advisory Agreement, and the nature, extent and quality of the services to be provided by the Adviser and each sub-adviser. The Adviser provided the Board with information in the form of reports about the proposed operation of the New Fund, the Adviser and each sub-adviser prior to the meetings, which addressed the factors listed above. The Adviser also provided additional information about the Adviser and each sub-adviser in a presentation made during the respective meetings, discussed the comprehensive screening process used to recommend each sub-adviser and responded to questions from the Board. In addition, the Independent Trustees met separately in executive sessions with counsel to the Independent Trustees to discuss and consider the information presented in connection with the approval of the New Advisory Agreement and New Sub-Advisory Agreements, as well as the Board’s responsibilities and duties in approving the agreements.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS FOR THE STRATEGIC ALTERNATIVES FUND

In considering the approval of the Advisory Agreement with the Adviser on behalf of the New Fund, the Trustees took into account all the materials provided prior to and during the February Meeting, the presentations made and the extensive discussions during the February Meeting, including the discussion the Independent Trustees had during their executive session with independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services to be provided by the Adviser to the New Fund. The Trustees evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of existing fund assets for the GuideStone Funds Select Funds. The Board noted the experience of key personnel in providing investment management and administrative services, and the systems used by such persons. The Board also considered the Adviser’s ability to attract and retain capable personnel.

The Board noted the reputation, compliance history, compliance program and financial condition of the Adviser. The Board noted the terms of the New Advisory Agreement and the responsibilities that the Adviser would have as an investment adviser to the New Fund, including oversight of general fund compliance and compliance with social restrictions and the implementation of Board directives as they may relate to the New Fund. The Board also noted that, except for the identity of the New Fund and its management fee, the New Advisory Agreement is identical in all material respects to other advisory agreements entered into by the Adviser and the Trust for the existing portfolios. With respect to the management fee, the Board considered detailed information provided by the Adviser regarding the appropriateness of the fee based on the nature and extent of advisory services required for a fund, such as the New Fund, utilizing varied types of alternative investment strategies. The Board further noted that the aggregate management fee for the New Fund, based upon information provided in the meeting materials, was among the lowest of other comparable funds with similar investment objectives and policies. The Board concluded that the New Fund is likely to benefit from the nature, extent and quality of the services to be provided by the Adviser as a result of the Adviser’s experience, personnel, operations and resources.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the New Advisory Agreement.

In considering the approval of each New Sub-Advisory Agreement for the New Fund, the Board took into account the materials provided prior to and during the February Meeting and May Meeting (together, the (“Meetings”), the presentations made during the Meetings and the extensive discussions during the Meetings, including the discussions the Independent Trustees had during their executive sessions with their independent legal counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to each new sub-advisory arrangement and recommendations made by the Committee. The Board considered its responsibilities with respect to reviewing and approving the terms of the New Sub-Advisory Agreements, the investment management teams at each sub-adviser, the reasonableness of the sub-advisory fees and whether the appointment of each sub-adviser would be reasonable and fair to the New Fund and its shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve each New Sub-Advisory Agreement and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board noted the experience of key personnel at each sub-adviser who would be providing investment management services to the New Fund, the systems and resources used by such persons to implement and manage each applicable strategy, and the ability of each sub-adviser to attract and retain capable personnel. The Board also noted the terms of each New Sub-Advisory Agreement and the responsibilities that each sub-adviser would have to the New Fund, including the responsibility of day-to-day management and compliance with the New Fund’s investment objectives and policies and the implementation of Board directives as they relate to the New Fund. The Board concluded that the New Fund was likely to benefit from the nature, extent and quality of the services with respect to each sub-adviser’s experience, personnel, operations and resources.

The Board examined the nature, extent and quality of the services to be provided by PWP, including its management of the North American Equity Long Short Strategy (the “NAELS Strategy”) to be implemented on behalf of the New Fund. The Board reviewed the assets under management within the NAELS Strategy and the tenure of the Strategy’s portfolio management team. The Board noted that the Adviser intended to allocate to PWP approximately 27% of the New Fund’s assets. While noting that past performance does not indicate future results, the Board considered the NAELS Strategy’s performance since its inception date at PWP and that it had outperformed its benchmark index (BofA Merrill Lynch US 3-Month Treasury Bill Index), over the one- and three-year and since inception periods ended December 31, 2016. The Board also noted that the NAELS Strategy had generated risk-consistent adjusted returns and had not experienced negative calendar year performance since inception. The Board noted that the Adviser was able to negotiate fees that were favorable compared to PWP’s stated fee schedule. In addition, the Board noted that the sub-adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

The Board examined the nature, extent and quality of the services to be provided by Parametric, including its management of the Dynamic Put Selling Strategy (the “DPS Strategy”) to be implemented on behalf of the New Fund. The Board noted that Parametric was currently managing a similar strategy in another series of the Trust and managing the cash overlay program implemented by each of the Select Funds (except the Money Market Fund). The Board reviewed the assets under management within the DPS Strategy and related strategies.

The Board noted that the Adviser intended to allocate to Parametric approximately 23% of the New Fund’s assets. While noting that past performance does not indicate future results, the Board considered that the DPS Strategy had outperformed its benchmark index (BofA Merrill Lynch US 3-Month Treasury Bill Index), over the one- and three-year and since inception periods ended December 31, 2016. The Board also considered the DPS Strategy’s strong performance record as compared to cash investment over the same periods. The Board acknowledged that the estimated tracking error of the DPS Strategy would be approximately 100 to 500 basis points, with underperformance to potentially occur in periods of sharp market decline when the option premium collected may be insufficient to cover the market decline. The Board noted that the Adviser was able to leverage the Trust’s existing relationship with Parametric to negotiate fees that were favorable compared to Parametric’s stated fee schedule. In addition, the Board noted that the sub-adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

The Board examined the nature, extent and quality of the services to be provided by Allianz, including its management of the U.S. Short Duration High Income Strategy (the “SDHI” Strategy”) to be implemented on behalf of the New Fund. In addition, the Board recognized the Trust’s existing relationship with Allianz’s affiliate, Pacific Investment Management Company LLC.

The Board noted that the Adviser intended to allocate to Allianz approximately 33% of the New Fund’s assets. The Board considered the Adviser’s view that the SDHI Strategy’s disciplined approach to investing was expected to provide the New Fund with a consistent level of income while minimizing downside volatility. In addition, the

Board acknowledged the Adviser’s expectation that SDHI Strategy may underperform relative to its benchmark during periods of financial stress, but may recover quickly given the short duration of the SDHI Strategy’s portfolio. While noting that past performance does not indicate future results, the Board observed that the SDHI Strategy had outperformed its benchmark index (BofA Merrill Lynch 1-3 Year U.S. Treasury Index + 2%) over the one- three-, five- and seven-year and since inception periods ended December 31, 2016. The Board noted that the Adviser was able to negotiate fees that were favorable compared to Allianz’s stated fee schedule. In addition, the Board noted that the sub-adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

The Board examined the nature, extent and quality of the services to be provided by Neuberger Berman, including its management of the Neuberger Berman Diversified Currency Strategy (the “DC Strategy”) to be implemented on behalf of the New Fund.

The Board noted that the Adviser intended to allocate to Neuberger Berman approximately 17% of the New Fund’s assets. The Board considered the Adviser’s assessment that the DC strategy could benefit the Fund by achieving positive return with a reasonable level of volatility and low or negative correlation to other strategies within the Fund and to traditional assets. While noting that past performance does not indicate future results, the Board considered that the DC Strategy had outperformed its benchmark index (BoA Merrill Lynch U.S. 3-Month Treasury Bill Index) over the three-, five- and seven-year and since inception periods ended March 31, 2017. The Board noted that the Adviser was able to negotiate fees that were favorable compared to Neuberger Berman’s stated fee schedule. In addition, the Board noted that the sub-adviser’s fee schedule included a breakpoint that would reduce the sub-advisory fees charged if a specified asset level is reached in the future.

The Board noted the terms of each New Sub-Advisory Agreement and the respective responsibilities of each sub-adviser, including oversight of general fund compliance and compliance with the Trust’s social restrictions. The Board considered the Adviser’s assessment of each sub-adviser’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by each sub-adviser, felt comfortable that each sub-adviser was financially sound.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the New Fund was likely to benefit from the nature, extent and quality of each sub-adviser’s services, as applicable, and the Board determined to approve the New Sub-Advisory Agreements. The Board also determined that the approval of the New Sub-Advisory Agreements was in the best interests of the New Fund and its future shareholders.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR THE GROWTH EQUITY FUND

As required by the 1940 Act, the Board, including a majority of the Independent Trustees, considered the approval of a new sub-advisory agreement among ClearBridge Investments, LLC (“ClearBridge”), the Adviser and the Trust on behalf of the Growth Equity Fund (the “GE Fund”) (the “ClearBridge Agreement”). The Board approved the ClearBridge Agreement at the May Meeting.

The Board’s decision to approve the ClearBridge Agreement on behalf of the GE Fund reflects its business judgement to enter into such agreements. In approving the ClearBridge Agreement, the Board considered information provided by the Adviser and ClearBridge with the assistance and advice of independent legal counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the ClearBridge Agreement. The factors considered by the Board included, but were not limited to: (i) the personnel resources of ClearBridge; (ii) the experience and expertise of ClearBridge; (iii) the financial capabilities and financial resources of ClearBridge; (iv) the compliance procedures and history of ClearBridge; (v) the performance of the proposed investment strategy in comparison to any relevant benchmarks, similarly-managed funds and ClearBridge’s other clients; (vi) the amount of the contractual sub-advisory fee in comparison to fees for similarly-managed funds and available information for ClearBridge’s other clients; (vii) the total expected expenses of the GE Fund in comparison to those for similarly-managed funds; (viii) the expected profitability of ClearBridge with respect to the GE Fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by ClearBridge, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the GE Fund. The Board also evaluated whether the approval of the ClearBridge Agreement was in the best interest of the GE Fund and its respective shareholders. No one factor was determinative in the Board’s consideration of the agreement, and each Trustee may have attributed different weights to the factors considered.

The Board undertook a review of the terms of the ClearBridge Agreement, and the nature, extent and quality of the services to be provided by ClearBridge under the ClearBridge Agreement. The Adviser provided the Board with information in the form of reports about ClearBridge prior to and during the meeting, which addressed the factors listed above. The Adviser also provided additional information about ClearBridge in a presentation made during the meeting, discussed the comprehensive screening process used to recommend ClearBridge and responded to questions from the Board.

The Independent Trustees met separately in executive session with independent legal counsel to discuss and consider the information presented in connection with the approval of the ClearBridge Agreement, as well as the Board’s responsibilities and duties in approving the agreement.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE GROWTH EQUITY FUND

In considering the approval of the ClearBridge Agreement for the GE Fund, the Board took into account the materials provided prior to and during the May Meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with independent legal counsel. The Board also took into account the Committee’s review of information related to the ClearBridge Agreement and recommendations made by the Committee. The Board considered its responsibilities with respect to reviewing and approving the terms of the ClearBridge Agreement, the investment management team at ClearBridge, the reasonableness of the sub-advisory fee and whether the appointment of ClearBridge would be reasonable and fair to the GE Fund and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the ClearBridge Agreement and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of ClearBridge. The Board noted the experience of key personnel who would be providing investment management services to the GE Fund, the systems and resources used by such persons to implement and manage each applicable strategy and the ability of the sub-adviser to attract and retain capable personnel. The Board also noted the terms of the ClearBridge Agreement and the responsibilities that ClearBridge would have to the GE Fund, including the responsibility of day-to-day management and compliance with the GE Fund’s investment objective and policies and compliance with the Trust’s social restrictions. The Board concluded that the GE Fund was likely to benefit from the nature, extent and quality of the services with respect to ClearBridge’s experience, personnel, operations and resources.

In making its determination to hire ClearBridge, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by ClearBridge, the past performance record of a similar account managed by personnel of ClearBridge who would be managing the portfolio of the GE Fund, fees charged to comparable clients and information regarding ClearBridge’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend ClearBridge. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to ClearBridge’s stated fee schedule. In addition, the Board noted that the sub-adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

Because the engagement with ClearBridge is new, there is no historical profitability information with regard to this appointment for the GE Fund. The Board noted, however, that ClearBridge provided an estimate of profitability for the GE Fund, which took into account ClearBridge’s estimated direct costs of managing its allocated portion of the GE Fund as well as ClearBridge’s proportionate share of indirect costs incurred by its parent company. The Board considered the Adviser’s assessment of ClearBridge’s financial condition. The Board also noted that the Adviser, after reviewing certain financial information provided by ClearBridge, believed that ClearBridge was financially sound.

The Board considered the fees to be paid to ClearBridge under the ClearBridge Agreement, as well as the overall fee structure under the ClearBridge Agreement, in light of the nature, extent and quality of the services to be provided. The Board noted that the GE Fund’s aggregate management fee rate would decrease as a result of the appointment of ClearBridge. The Board also noted that the GE Fund, and not the Adviser, pays fees to ClearBridge directly. Therefore, the appointment of ClearBridge is not expected to affect the Adviser’s profitability with respect to the GE Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by ClearBridge and its affiliates as a result of its arrangement with the GE Fund. The Board concluded that any potential benefits to be derived by ClearBridge included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered that the ClearBridge Large Cap Growth Strategy’s (the “LCG Strategy”), performance history versus its benchmark, the Russell 1000® Growth Index, has been favorable over historical time periods (evaluated since 2012, the first year of the existing co-portfolio manager structure). The Board further considered the qualifications, experience and capabilities of the individuals with primary portfolio management responsibilities for the GE Fund. The Board also noted that ClearBridge is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and would benefit from certain resources of the Legg Mason organization. In addition, the Board noted that, as of March 31, 2017, ClearBridge’s assets under management for equity products that utilize the same fundamental principles as the proposed strategy were $112.4 billion.

The Board considered the LCG Strategy proposed to be implemented by ClearBridge with respect to approximately 18% of the GE Fund’s assets that the Adviser would intend to allocate to ClearBridge. The Board noted the Adviser’s determination that the strategy was expected to complement the other strategies currently utilized in the GE Fund and, as such, was expected to enhance the GE Fund’s potential to provide long-term capital appreciation. The Board also noted the Adviser’s representation and that ClearBridge is comfortable managing the strategy in accordance with the GE Fund’s socially responsible investment policy.

The Board noted that the estimated costs of the transition of the allocated assets of the GE Fund to the LCG Strategy, as estimated by the Adviser, were reasonable. Among other things, the Board considered the fact that the transition will occur within the large-cap, domestic equity market which is very liquid; thus, the cost of the transition is estimated to be very modest at the overall Fund level.

Based on all the information provided to the Board and its consideration of relevant factors, the Board determined that ClearBridge would provide investment management services that are appropriate in scope and that the fees paid to ClearBridge under the ClearBridge Agreement were fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of June 30, 2017) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$5.7Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$5.7Tr
	Pacific Investment Management Company LLC	1971	$1.6Tr
	Payden & Rygel	1983	$114.3B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$1.2Tr
	Pacific Investment Management Company LLC	1971	$1.6Tr
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$426.2B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$257.6B
	Schroder Investment Management North America Inc.	1804	$103.6B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$257.6B
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$426.2B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$165.4B
	AQR Capital Management, LLC	1998	$194.9B
	Parametric Portfolio Associates LLC	1992	$218.5B
	Shenkman Capital Management, Inc.	1985	$29.2B
Equity Index	Legal & General Investment Management America, Inc.	2006	$156.6B
Value Equity	AJO, LP	1984	$27.8B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$91.7B
	Legal & General Investment Management America, Inc.	2006	$156.6B
	TCW Investment Management Company LLC	1971	$196.9B
Growth Equity	Brown Advisory, LLC	1993	$31.3B
	ClearBridge Investments, LLC	2005	$127.3B
	Loomis, Sayles & Company, L.P.	1926	$257.6B
	Sands Capital Management, LLC	1992	$39.9B
Small Cap Equity	AJO, LP	1984	$27.8B
	RBC Global Asset Management (U.S.) Inc.	1983	$33.2B
	Snow Capital Management L.P.	1980	$2.5B
	TimesSquare Capital Management, LLC	2000	$17.2B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$156.6B
International Equity	AQR Capital Management, LLC	1998	$194.9B
	Baillie Gifford Overseas Limited	1983	$216.4B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$91.7B
	MFS Institutional Advisors, Inc.	1970	$461.2B
	Mondrian Investment Partners Ltd.	1990	$61.3B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$194.9B
	Genesis Asset Managers, LLP and
	Genesis Investment Management, LLP	1989	$28.8B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$5.7Tr
Global Real Estate Securities	Heitman Real Estate Securities, LLC,
	Heitman International Real Estate Securities GmbH and
	Heitman International Real Estate Securities HK Limited	1989	$38.5B
	RREEF America L.L.C.,
	Deutsche Investments Australia Limited and
	Deutsche Alternative Asset Management (Global) Limited	1975	$56.1B
Global Natural Resources Equity	Legal & General Investment Management America, Inc.	2006	$156.6B
	SailingStone Capital Partners LLC	2014	$5.4B
Strategic Alternatives	Allianz Global Investors U.S. LLC	1895	$103.1B
	Neuberger Berman Investment Advisers LLC	2002	$270.7B
	Parametric Portfolio Associates LLC	1992	$218.5B
	Perella Weinberg Partners Capital Management LP	2006	$13.1B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 7.4Tr
Cash Overlay for Target Date, Asset Allocation, Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$218.5B

[THIS PAGE INTENTIONALLY LEFT BLANK]

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • GuideStoneFunds.com	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

121454 07/17 2239

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item

407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s first fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President (Principal Executive Officer)

Date	8/31/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President (Principal Executive Officer)

Date	8/31/17

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer (Principal Financial Officer)

Date	8/31/17

*	Print the name and title of each signing officer under his or her signature.